PROSPECTUS

OCTOBER 1, 1999

INSTITUTIONAL FUNDS

[LOGO]


                                                              MONEY MARKET FUNDS
                                                              ..................
                                                            Cash Investment Fund
                                                      Ready Cash Investment Fund
                                                            U.S. Government Fund
                                                              Treasury Plus Fund
                                                                   Treasury Fund
                                                     Municipal Money Market Fund

                                                              FIXED INCOME FUNDS
                                                              ..................
                                                              Stable Income Fund
                                             Limited Term Government Income Fund
                                             Intermediate Government Income Fund
                                                           Diversified Bond Fund
                                                                     Income Fund
                                                          Total Return Bond Fund
                                                           Strategic Income Fund

                                                     TAX-FREE FIXED INCOME FUNDS
                                                     ...........................
                                                      Limited Term Tax-Free Fund
                                                            Tax-Free Income Fund
                                                          Colorado Tax-Free Fund
                                            Minnesota Intermediate Tax-Free Fund
                                                         Minnesota Tax-Free Fund

                                                                  BALANCED FUNDS
                                                                  ..............
                                                          Moderate Balanced Fund
                                                            Growth Balanced Fund
                                                 Aggressive Balanced-Equity Fund
                                                                      Index Fund

                                                                    EQUITY FUNDS
                                                                    ............
                                                              Income Equity Fund
                                                           ValuGrowth Stock Fund
                                                         Diversified Equity Fund
                                                              Growth Equity Fund
                                                       Large Company Growth Fund
                                                      Diversified Small Cap Fund
                                                        Small Company Stock Fund
                                                    Small Cap Opportunities Fund
                                                       Small Company Growth Fund
                                                              International Fund

                                                                  PERFORMA FUNDS
                                                                  ..............
                                              PERFORMA STRATEGIC VALUE BOND FUND
                                                PERFORMA DISCIPLINED GROWTH FUND
                                                         PERFORMA SMALL CAP FUND




MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE SYSTEM, U.S. GOVERNMENT, OR ANY OTHER GOVERNMENT AGENCY

MAY LOSE VALUE

NO BANK GUARANTEE



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                             NORWEST ADVANTAGE FUNDS
                                   PROSPECTUS
                                 OCTOBER 1, 1999



        Cash Investment Fund                Minnesota Intermediate Tax-Free Fund
     Ready Cash Investment Fund                    Minnesota Tax-Free Fund
        U.S. Government Fund                       Moderate Balanced Fund
         Treasury Plus Fund                         Growth Balanced Fund
           Treasury Fund                       Aggressive Balanced-Equity Fund
    Municipal Money Market Fund                          Index Fund
         Stable Income Fund                          Income Equity Fund
Limited Term Government Income Fund                 ValuGrowth Stock Fund
Intermediate Government Income Fund                Diversified Equity Fund
       Diversified Bond Fund                         Growth Equity Fund
            Income Fund                           Large Company Growth Fund
       Total Return Bond Fund                     Diversified Small Cap Fund
       Strategic Income Fund                      Small Company Stock Fund
     Limited Term Tax-Free Fund                 Small Cap Opportunities Fund
        Tax-Free Income Fund                      Small Company Growth Fund
       Colorado Tax-Free Fund                        International Fund



An investment in a Fund is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.







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                                                                               1


TABLE OF CONTENTS  [Image of pcs, spreadsheets and lecture hall]

         Risk/Return Summary...................................................2

                  Money Market Funds...........................................3
                  Fixed Income Funds...........................................8

                  Tax-Free Fixed Income Funds.................................19

                  Balanced Funds..............................................26

                  Equity Funds................................................32

         Fees and Expenses of the Funds.......................................50

         Glossary.............................................................52

[Target icon]
[Risk icon]

         Investment Objectives, Strategies and Risk Considerations............53

                  Descriptions Of Core Portfolios.............................81

         Other Considerations.................................................86

         Management of the Funds..............................................87

         How to Buy and Sell Shares...........................................99

         Distributions and Tax Matters......................................106

         Financial Highlights...............................................108

2


RISK/RETURN SUMMARY [Image of spreadsheet]

         The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

         Some of the Funds invest directly in a portfolio of securities. Other Funds, as identified below, are "gateway" funds in a "core/gateway" structure. In this structure, a "gateway" fund invests some or all of its assets in one or more "core portfolios" that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a Portfolio, references to the gateway fund also include the Portfolio, which is discussed after this section.

         In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

          o MARKET RISK. THIS IS THE RISK THAT THE VALUE OF A FUND'S INVESTMENTS WILL FLUCTUATE AS THE STOCK OR BOND MARKETS FLUCTUATE AND THAT PRICES OVERALL WILL DECLINE OVER SHORT OR LONGER-TERM PERIODS. THIS RISK IS COMMON TO THE BALANCED FUNDS AND THE EQUITY FUNDS.


          o INTEREST RATE RISK. THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF A FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN INTEREST RATES MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE. THIS RISK IS COMMON TO THE MONEY MARKET FUNDS, FIXED INCOME FUND, TAX-FREE FIXED INCOME FUNDS, AND BALANCED FUNDS.

          o CREDIT RISK. THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATIONS. THIS RISK IS COMMON TO THE MONEY MARKET FUNDS, FIXED INCOME FUNDS, TAX-FREE FIXED INCOME FUNDS, AND BALANCED FUNDS.

          o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTING SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.


         The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and table provide an indication of the historical risk of an investment in each Fund by showing:


          o changes in a Fund's performance from year to year over 10 years or, if less, the life of the Fund; and

          o how a Fund's average annual returns for one, five and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.


          A Fund's past performance does not necessarily indicate how it will perform in the future.

          Another important thing for you to note: You may lose money by investing in a Fund.






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                                                                               3



--------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------


Cash Investment Fund                                Treasury Plus Fund
Ready Cash Investment Fund                          Treasury Fund
U.S. Government Fund                                Municipal Money Market Fund

OBJECTIVES. The investment objectives of the Money Market Funds are high current income to the extent consistent with preservation of capital and liquidity. The Municipal Money Market Fund seeks current income that is exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Funds are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Fund primarily invests in:

          o CASH INVESTMENT FUND AND READY CASH INVESTMENT FUND: Money market instruments of U.S. and foreign issuers.

          o U.S. GOVERNMENT FUND: Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          o TREASURY PLUS FUND: Securities issued or guaranteed by the U.S. Treasury and repurchase agreements on those obligations.

          o    TREASURY  FUND:  Securities  issued  or  guaranteed  by the  U.S.
               Treasury.


          o    MUNICIPAL MONEY MARKET FUND: Tax-exempt municipal securities.


PRINCIPAL RISKS. The principal risks of investing in the Money Market Funds are interest rate risk and credit risk. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

In addition, a principal risk of investing in the Municipal Money Market Fund is municipal market risk which is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of the Funds' investments.

The Cash Investment and Ready Cash Investment Funds' foreign investments are subject to foreign risk. This is the risk of investments located in foreign countries, which may have greater volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory and diplomatic risks. Foreign risk also includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

BAR CHARTS AND PERFORMANCE INFORMATION

The bar charts and performance tables provide an indication of the historical risk of an investment in the Funds by showing changes in a Fund's performance from year to year over 10 years. Past performance does not necessarily indicate future performance.




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4


CASH INVESTMENT FUND

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    9.20%
                                1990    8.18%
                                1991    6.06%
                                1992    3.79%
                                1993    3.18%
                                1994    3.84%
                                1995    5.75%
                                1996    5.21%
                                1997    5.36%
                                1998    5.32%

The calendar year-to-date total return as of June 30, 1999 was 2.32%.

During the periods shown in the chart, the highest quarterly return was 2.37% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.74% (for the quarter ended March 31, 1991).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                                                     Cash Investment
         Year(s)                                                                          Fund
         ..................................................... ............................................................
         ..................................................... ............................................................
         1  Year                                                                          5.32%
         5  Year                                                                          5.09%
         10 Year                                                                          5.57%
         Since Inception (10/14/87)                                                       5.77%





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                                                                               5



READY CASH INVESTMENT FUND


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    8.84%
                                1990    7.78%
                                1991    5.75%
                                1992    3.52%
                                1993    2.79%
                                1994    3.49%
                                1995    5.42%
                                1996    4.87%
                                1997    5.02%
                                1998    4.96%

The calendar year-to-date total return as of June 30, 1999 was 2.14%.

During the periods shown in the chart, the highest quarterly return was 2.29% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.64% (for the quarter ended March 31, 1994).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                                                Ready Cash
Year(s)                                                                      Investment Fund
 ...................................................... .............................................................
 ...................................................... .............................................................
1  Year                                                                           4.96%
5  Year                                                                           4.75%
10 Year                                                                           5.23%
Since Inception (12/20/88)                                                        5.39%





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6

U.S. GOVERNMENT FUND

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    8.86%
                                1990    7.87%
                                1991    5.78%
                                1992    3.49%
                                1993    2.98%
                                1994    3.80%
                                1995    5.51%
                                1996    5.01%
                                1997    5.16%
                                1998    5.07%

The calendar year-to-date total return as of June 30, 1999 was 2.22%.

During the periods shown in the chart, the highest quarterly return was 2.27% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.72% (for the quarter ended June 30, 1993).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                                                        U.S. Government
           Year(s)                                                                           Fund
           ..................................................... ..............................................................
           ..................................................... ..............................................................
           1  Year                                                                           5.07%
           5  Year                                                                           4.91%
           10 Year                                                                           5.34%
           Since Inception (11/16/87)                                                        5.53%



TREASURY PLUS FUND

Because the Fund has not yet completed a full calendar year of operations, there is no bar chart or return information.




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

                                                                               7



TREASURY FUND

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1991    5.79%
                                1992    3.45%
                                1993    2.78%
                                1994    3.63%
                                1995    5.29%
                                1996    4.83%
                                1997    4.95%
                                1998    4.80%

The calendar year-to-date total return as of June 30, 1999 was 2.10%.

During the periods shown in the chart, the highest quarterly return was 1.60% (for the quarter ended March 31, 1991) and the lowest quarterly return was 0.68% (for the quarter ended March 31, 1994).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                                                         Treasury
Year(s)                                                                                    Fund
 ............................................................... ............................................................
 ............................................................... ............................................................
1  Year                                                                                    4.80%
5  Year                                                                                    4.70%
Since Inception (12/3/90)                                                                  4.47%





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8

MUNICIPAL MONEY MARKET FUND

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    5.93%
                                1990    5.48%
                                1991    4.07%
                                1992    2.51%
                                1993    2.07%
                                1994    2.72%
                                1995    3.74%
                                1996    3.28%
                                1997    3.40%
                                1998    3.19%

The calendar year-to-date total return as of June 30, 1999 was 1.37%.

During the periods shown in the chart, the highest quarterly return was 1.58% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.47% (for the quarter ended March 31, 1993).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                                                      Municipal Money
         Year(s)                                                                        Market Fund
         ...................................................... ............................................................
         ...................................................... ............................................................
         1  Year                                                                           2.99%
         5  Year                                                                           3.06%
         10 Year                                                                           3.52%
         Since Inception (1/7/88)                                                          3.64%




--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STABLE INCOME FUND

OBJECTIVE. The investment objective of the Fund is to maintain safety of principal while providing low volatility total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of, primarily, short-term investment grade securities (rated in the 2 highest short-term ratings categories or of comparable quality). The Fund invests in fixed and variable rate U.S dollar-denominated debt securities of a broad spectrum of U.S. issuers, including U.S. Government securities. The Fund's investments may include mortgage-related and asset-backed securities. The Fund seeks to maintain average dollar-weighted portfolio maturity of between 2 and 5 years. Its duration (measure of the current value of cash flows), however, is short-term and will be maintained at 80% to 120% of that of a 1-year U.S. Treasury bill.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1995    7.93%
                                1996    5.46%
                                1997    6.46%
                                1998    5.77%

The calendar year-to-date total return as of June 30, 1999 was 1.56%.

During the periods shown in the chart, the highest quarterly return was 2.24% (for the quarter ended June 30, 1995) and the lowest quarterly return was 0.79% (for the quarter ended December 31, 1998).


The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman 1 to 3 Year Government Index.



                                                        Stable                                 Lehman
Year(s)                                               Income Fund                   1 to 3 Year Government Index
 ........................................ ...................................... ......................................
 ........................................ ...................................... ......................................
1  Year                                                  5.77%                                  6.96%
Since Inception (11/9/94)                                6.35%                                7.00%(1)


(1)      FOR THE PERIOD 10/31/94 - 12/31/98.

The Lehman 1-3 Year Government Index is an unmanaged market capitalization weighted total rate of return index including U.S. Treasury and agency securities. All bonds must be greater than or equal to one year and less than three years from maturity.

10


LIMITED TERM GOVERNMENT INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government securities.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its total assets in debt securities that are not U.S. Government securities. The Fund's investments include mortgage-backed and asset-backed securities. In selecting investments, the Fund emphasizes the use of short maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 1 and 5 years.


PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing the Fund's performance over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index.
Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1998    7.68%

The calendar year-to-date total return as of June 30, 1999 was -0.59%.

During the period shown in the chart, the highest quarterly return was 4.37% (for the quarter ended September 30, 1998) and the lowest quarterly return was 0.16% (for the quarter ended December 31, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Merrill Lynch 1 to 3 Year Government Index.


                                                Limited Term Government               Merrill Lynch 1 to 3 Year
Year(s)                                               Income Fund                         Government Index
 ........................................ ...................................... ......................................
 ........................................ ...................................... ......................................
1  Year                                                  7.68%                                  6.97%
Since Inception (10/1/97)                                7.79%                                6.94%(1)


(1)      FOR THE PERIOD 9/30/97 - 12/31/98.

The Merrill Lynch 1 to 3 Year Government Index is an unmanaged market capitalization weighted total rate of return index including U.S. Treasury and agency securities. All bonds must be greater than or equal to one year and less than three years from maturity.

INTERMEDIATE GOVERNMENT INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government securities.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its total assets in debt securities that are not U.S. Government obligations. The Fund's investments include mortgage-backed and asset-backed securities. In selecting investments, the Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield. The Fund invests in securities that are rated in the 2 highest ratings categories or are of comparable quality. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 3 to 10 years.


PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. Loss of money is a risk of investing in the Fund.

12


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                       [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    9.72%
                                1990    8.78%
                                1991   14.00%
                                1992    6.00%
                                1993    8.96%
                                1994   -6.16%
                                1995   13.75%
                                1996    3.13%
                                1997    8.82%
                                1998    9.55%

The calendar year-to-date total return as of June 30, 1999 was -2.62%.

During the periods shown in the chart, the highest quarterly return was 6.00% (for the quarter ended September 30, 1998) and the lowest quarterly return was -3.73% (for the quarter ended June 30, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government Index.


                                           Intermediate Government        Lehman Intermediate Government Index
Year(s)                                         Income Fund*
 .................................... .................................... .....................................
 .................................... .................................... .....................................
1  Year                                             9.55%                                8.47%
5  Year                                             5.59%                                7.15%
10 Year                                             7.51%                                8.69%
Since Inception (12/31/82)                          7.91%                                9.13%


* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The Lehman Intermediate Government Index is an unmanaged index of fixed-rate U.S. Treasury and agency securities with maturities between 1 and up to but not including 10 years with a minimum outstanding balance of $150 billion.

DIVERSIFIED BOND FUND

OBJECTIVE. The investment objective of the Fund is to provide total return by diversifying its investments among different fixed-income styles.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. In selecting investments, the Fund uses a "multi-style" approach to reduce the price and return volatility of the Fund and to provide returns that are more consistent. The Fund allocates its investments among 3 different fixed-income styles, including:


o INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated in the 4 highest ratings categories or of comparable quality) intermediate-term securities;


o VALUE STYLE - emphasizes investments in debt securities (primarily rated in the 3 highest rating categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates; and

o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the others. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   11.13%
                                1990    8.23%
                                1991   11.60%
                                1992    7.25%
                                1993    6.54%
                                1994   -2.04%
                                1995   12.69%
                                1996    3.44%
                                1997   10.23%
                                1998    9.10%

The calendar year-to-date total return as of June 30, 1999 was -1.88%.

14


During the periods shown in the chart, the highest quarterly return was 5.30% (for the quarter ended September 30, 1998) and the lowest quarterly return was -1.94% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.


                                                 Diversified                      Lehman Intermediate
Year(s)                                          Bond Fund*                    Government/Corporate Index
 .................................... .................................... .....................................
 .................................... .................................... .....................................
1  Year                                             9.10%                                8.42%
5  Year                                             6.55%                                6.59%
10 Year                                             7.73%                                8.51%
Since Inception (12/31/82)                          8.60%                                9.30%


The Lehman Intermediate Government/Corporate Index is an unmanaged index of intermediate (one to ten year) government and corporate fixed-rate debt issues.

* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide total return consistent with current income.


PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of fixed and variable rate debt securities issued by domestic and foreign issuers. The Fund's investments include corporate, mortgage-backed, asset-backed, and U.S. Government debt securities primarily of investment grade quality or better (rated in the 4 highest ratings categories or of comparable quality). In selecting investments, the Fund applies fundamental economic, credit, and market analysis to increase portfolio performance. The Fund seeks to maintain an average dollar-weighted portfolio maturity between 3 and 15 years.


PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    9.73%
                                1990    9.20%
                                1991   18.87%
                                1992    7.96%
                                1993    8.77%
                                1994   -7.02%
                                1995   17.35%
                                1996    1.91%
                                1997   10.26%
                                1998    8.98%

The calendar year-to-date total return as of June 30, 1999 was -3.53%.

During the periods shown in the chart, the highest quarterly return was 6.21% (for the quarter ended September 30, 1991) and the lowest quarterly return was -3.30% (for the quarter ended June 30, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.


                                                                                Lehman Intermediate

Year(s)                                         Income Fund                  Government/Corporate Index
 .................................... ................................... ...................................
 .................................... ................................... ...................................
1  Year                                            8.98%                               8.42%
5  Year                                            5.97%                               6.59%
10 Year                                            8.37%                               8.51%
Since Inception (6/9/87)(1)                        8.19%                              8.30%(2)


(1) 8/2/93 WAS THE INCEPTION DATE OF CLASS I SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES.

(2)  FOR THE PERIOD 5/31/87 - 12/31/98.


The Lehman Intermediate Government/Corporate Index is an unmanaged index of intermediate (one to ten year) government and corporate fixed-rate debt issues.

16


TOTAL RETURN BOND FUND

OBJECTIVE.  The investment objective of the Fund is to seek total return.


PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a broad range of fixed-income securities to create a strategically diversified portfolio of fixed-income investments. The Fund's investments include corporate, mortgage-backed, asset-backed, and U.S. Government debt securities, preferred stock, convertible bonds, and foreign bonds. In selecting investments, the Fund focuses on relative value as opposed to predicting the direction of interest rates. The Fund uses fundamental economic, credit, and market analysis to identify securities with the best relative economic value. The Fund invests 65% of its total assets in fixed-income securities rated in the 3 highest ratings categories or of comparable quality. The Fund seeks to maintain an average dollar-weighted portfolio maturity between 5 and 15 years.


PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1994   -0.65%
                                1995   13.80%
                                1996    2.90%
                                1997    8.91%
                                1998    7.11%

The calendar year-to-date total return as of June 30, 1999 was -1.62%.

During the periods shown in the chart, the highest quarterly return was 4.65% (for the quarter ended June 30, 1995) and the lowest quarterly return was -1.40% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.


                                                     Total Return                        Lehman Intermediate
Year(s)                                                Bond Fund                     Government/Corporate Index
 ........................................ ...................................... ......................................
 ........................................ ...................................... ......................................
1  Year                                                  7.11%                                  8.42%
5  Year                                                  6.30%                                  6.59%
Since Inception (12/31/93)                               5.29%                                  6.59%


The Lehman Intermediate Government/Corporate Index is an unmanaged index of intermediate (one to ten year) government and corporate fixed-rate debt issues.

STRATEGIC INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversified investments in stocks, bonds, and other fixed-income investments.


PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund seeks to invest in fixed-income securities with limited exposure to equity securities. The Fund emphasizes safety of principal and invests 70% to 90% of its assets in fixed-income investments and 10%-30% of its assets in equity investments. This approach is intended to reduce the risk associated with the use of a single asset class or investment style, which may move in and out of favor during the course of a market cycle. For the fixed-income portion of its portfolio, the Fund uses multiple fixed-income investment styles intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of its investments.

These styles include:


o    INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated
     in  the  4  highest   ratings   categories   or  of   comparable   quality)
     intermediate-term securities;

o VALUE STYLE - emphasizes investments in debt securities (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates;


o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds; and


O    SHORT-TERM  STYLE - emphasizes  investments in short-term  investment grade
     (rated  in  2  highest  ratings   categories  or  of  comparable   quality)
     securities.


The Fund uses a similar approach for the equity portion of the portfolio blending multiple equity investment styles. These styles include:

o    INDEX STYLE - replicates securities in the S&P 500 Index;

18


o INCOME EQUITY STYLE - emphasizes investments in large, high-quality domestic companies with above-average dividend income;

o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset classes is performing more poorly than others. To the extent that the Fund invests in small-cap companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990    5.70%
                                1991   16.90%
                                1992    6.05%
                                1993    7.77%
                                1994    0.49%
                                1995   15.11%
                                1996    7.99%
                                1997   13.23%
                                1998   12.44%


The calendar year-to-date total return as of June 30, 1999 was 2.18%.

During the periods shown in the chart, the highest quarterly return was 12.44% (for the quarter ended June 30, 1997) and the lowest quarterly return was -3.01% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Standard & Poor's 500 Index ("S&P 500 Index").


                                                       Strategic                              S&P 500
Year(s)                                              Income Fund*                              Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                 12.44%                                 28.58%
5  Year                                                  9.72%                                 24.03%
Since Inception (4/30/89)                                9.71%                                 18.42%


* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized index of common stock. The Standard & Poor's 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.



--------------------------------------------------------------------------------
TAX-FREE FIXED INCOME FUNDS
--------------------------------------------------------------------------------

LIMITED TERM TAX-FREE FUND

OBJECTIVE. The Fund's investment objective is to produce current income exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all its assets in investment grade municipal securities. The Fund invests at least 80% of its total assets in securities paying interest exempt from federal income taxes and the federal Alternative Minimum Tax or AMT. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 1 and 5 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Loss of money is a risk of investing in the Fund.

20


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1997    6.58%
                                1998    5.28%


The calendar year-to-date total return as of June 30, 1999 was -0.51%.

During the periods shown in the chart, the highest quarterly return was 2.27% (for the quarter ended September 30, 1998) and the lowest quarterly return was 0.49% (for the quarter ended March 31, 1997).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman 3-Year Municipal Bond Index.


                                                     Limited Term                Lehman 3-Year Municipal Bond Index
Year(s)                                              Tax-Free Fund
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                  5.28%                                 5.20%
Since Inception (10/1/96)                                7.63%                                5.51%(1)


(1)      FOR THE PERIOD 9/30/96 - 12/31/98.

The Lehman 3-Year Municipal Bond Index is an unmanaged index of municipal bonds with maturities of one to three years.

TAX-FREE INCOME FUND

OBJECTIVE. The Fund's investment objective is to produce current income exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in investment grade municipal securities. The Fund normally invests at least 80% of its total assets in municipal securities paying interest exempt from federal income taxes, including AMT. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 10 and 20 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990    5.88%
                                1991    9.41%
                                1992    7.33%
                                1993    9.59%
                                1994   -4.85%
                                1995   16.74%
                                1996    4.74%
                                1997   10.26%
                                1998    6.54%

The calendar year-to-date total return as of June 30, 1999 was -1.88%.

During the periods shown in the chart, the highest quarterly return was 5.85% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.59% (for the quarter ended March 31, 1994).

22


The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Index.


                                                       Tax-Free                       Lehman Brothers 10-Year

Year(s)                                               Income Fund                         Municipal Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                  6.54%                                 6.76%
5  Year                                                  6.45%                                 6.34%
Since Inception (8/1/89)(1)                              7.07%                                8.00%(2)


(1) 8/2/93 WAS THE INCEPTION DATE OF CLASS I SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES.

(2)  FOR THE PERIOD 7/31/89 - 12/31/98.


The Lehman Brothers 10-Year Municipal Index is an unmanaged index of municipal bonds with maturities of one to ten years.

COLORADO TAX-FREE FUND

OBJECTIVE. The Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal (including the AMT) and Colorado state income taxes consistent with the preservation of capital. The Fund offers shares only to residents of Colorado.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all its assets in investment grade municipal securities (rated in the 4 highest ratings categories or of comparable quality) issued by (1) the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations, and (2) territories and possessions of the United States. The Fund invests at least 80% of its total assets in municipal securities paying interest exempt from both federal (including the AMT) and Colorado state income taxes. Normally, the Fund expects to have an average dollar-weighted portfolio maturity of greater than 10 years.


PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Because the Fund invests a large portion of its assets in a particular state's municipal securities, it is more vulnerable to events adversely affecting that state, including economic, political, or regulatory occurrences. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1994   -5.93%
                                1995   16.99%
                                1996    4.88%
                                1997   10.29%
                                1998    6.14%

The calendar year-to-date total return as of June 30, 1999 was -2.17%.

During the periods shown in the chart, the highest quarterly return was 5.75% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.39% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Index.


                                                       Colorado                  Lehman Brothers 10-Year Municipal

Year(s)                                              Tax-Free Fund                             Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                  6.14%                                 6.76%
5  Year                                                  6.21%                                 6.34%
Since Inception (6/1/93)(1)                              6.75%                                6.97%(2)


(1) 8/23/93 WAS THE INCEPTION DATE OF CLASS I SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES.

(2)  FOR THE PERIOD 5/31/93 - 12/31/98.


The Lehman Brothers 10-Year Municipal Index is an unmanaged index of municipal bonds with maturities of one to ten years.

MINNESOTA INTERMEDIATE TAX-FREE FUND AND
MINNESOTA TAX-FREE FUND


OBJECTIVE. The investment objective of the Funds is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including the AMT) without assuming undue risk. The Funds offer shares only to residents of Minnesota.

24



PRINCIPAL INVESTMENT STRATEGIES. The Funds normally invest substantially all (and always at least 75% of) their assets in investment grade municipal securities (rated in the 4 highest ratings categories or of comparable quality) issued by (1) the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States. The Funds invest at least 80% of their total assets in securities paying interest exempt from both federal and Minnesota State income taxes (including the AMT). Normally, the Minnesota Intermediate Tax-Free Fund seeks to maintain an average dollar-weighted portfolio maturity of between 5 and 10 years and the Minnesota Tax-Free Fund expects to have an average dollar-weighted portfolio maturity of greater than 10 years.

PRINCIPAL RISKS. The principal risks of investing in the Funds are interest rate risk and credit risk. The Funds' investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Funds' investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Because the Funds invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political, or regulatory occurrences. Loss of money is a risk of investing in the Funds.


BAR CHARTS AND PERFORMANCE INFORMATION

The bar charts and performance tables provide an indication of the historical risk of an investment in the Funds by showing changes in the Funds' performance from year to year over the life of the Funds and how the Funds' average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

MINNESOTA INTERMEDIATE TAX-FREE FUND


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   -0.82%
                                1990    9.25%
                                1991    6.67%
                                1992    8.80%
                                1993    7.31%
                                1994    9.07%
                                1995   -3.09%
                                1996   13.34%
                                1997    3.80%
                                1998    7.60%

The calendar year-to-date total return as of June 30, 1999 was -0.82%.

During the periods shown in the chart, the highest quarterly return was 5.19% (for the quarter ended March 31, 1995) and the lowest quarterly return was -3.15% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Bond Index.


                                                Minnesota Intermediate           Lehman Brothers 10-Year Municipal
Year(s)                                             Tax-Free Fund*                           Bond Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                  5.59%                                 6.76%
5  Year                                                  5.31%                                 6.34%
10 Year                                                  6.75%                                 8.32%
Since Inception (12/31/79)                               7.37%                                 8.66%


* ON OCTOBER 1, 1997, A COMMON TRUST FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COMMON TRUST FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE OCTOBER 1, 1997 IS THAT OF THE COMMON TRUST FUND AND INCLUDES ITS EXPENSES. IF THE COMMON TRUST FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COMMON TRUST FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The Lehman Brothers 10-Year Municipal Index is an unmanaged index of municipal bonds with maturities of one to ten years.

MINNESOTA TAX-FREE FUND

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   -1.45%
                                1990    9.37%
                                1991    6.35%
                                1992    8.53%
                                1993    7.55%
                                1994   11.23%
                                1995   -5.91%
                                1996   17.09%
                                1997    3.78%
                                1998    9.16%

The calendar year-to-date total return as of June 30, 1999 was -1.45%.

During the periods shown in the chart, the highest quarterly return was 6.73% (for the quarter ended March 31, 1995) and the lowest quarterly return was -5.48% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Bond Index.


                                                       Minnesota                 Lehman Brothers 10-Year Municipal

Year(s)                                              Tax-Free Fund                           Bond Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                  6.22%                                 6.76%
5  Year                                                  5.80%                                 6.34%
10 Year                                                  7.19%                                 8.32%
Since Inception (1/12/88)(1)                             7.01%                                8.27%(2)


(1) 8/2/93 WAS THE INCEPTION DATE OF CLASS I SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES.

(2)  FOR THE PERIOD 12/31/87 - 12/31/98.

26


The Lehman Brothers 10-Year Municipal Index is an unmanaged index of municipal bonds with maturities of one to ten years.

--------------------------------------------------------------------------------
BALANCED FUNDS
--------------------------------------------------------------------------------

MODERATE BALANCED FUND

OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds, and other fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund seeks roughly equivalent exposures to fixed-income securities and equity securities. The Fund's portfolio is more evenly balanced between fixed-income and equity securities than the other balanced funds. The Fund invests in several different fixed-income and equity investment styles. The fixed-income styles include:


o    INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated
     in  the  4  highest   ratings   categories   or  of   comparable   quality)
     intermediate-term securities;

o VALUE STYLE - emphasizes investments in debt securities (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates;


o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds; and

o    SHORT-TERM  STYLE - emphasizes  investments in short-term  investment grade
     (rated  in  2  highest  ratings   categories  or  of  comparable   quality)
     securities.

The equity styles include:

o    INDEX STYLE - replicates securities in the S&P 500 Index;


o INCOME EQUITY STYLE - emphasizes investments in large, high-quality domestic companies with above-average dividend income;


o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

This allocation is intended to reduce the risk of relying on a single equity or fixed-income investment style.

27



PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990    4.30%
                                1991   20.81%
                                1992    6.03%
                                1993    8.86%
                                1994   42.00%
                                1995   18.36%
                                1996   10.11%
                                1997   16.00%
                                1998   16.74%


The calendar year-to-date total return as of June 30, 1999 was 4.63%.

During the periods shown in the chart, the highest quarterly return was 10.19% (for the quarter ended December 31, 1998) and the lowest quarterly return was -5.70% (for the quarter ended September 30, 1990).

28


The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                                       Moderate                               S&P 500
Year(s)                                             Balanced Fund*                             Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                 16.74%                                 28.58%
5  Year                                                 12.13%                                 24.03%
Since Inception (4/30/89)                               11.61%                                 18.42%


* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

GROWTH BALANCED FUND

OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund seeks long-term capital appreciation in the equity securities market in a balanced fund. Normally, the Fund invests approximately 65% of its portfolio in several different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The equity styles include:

o    INDEX STYLE - replicates securities in the S&P 500 Index;


o INCOME EQUITY STYLE - emphasizes investments in large, high-quality domestic companies with above-average dividend income;


o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

Normally,  the  Fund  invests  approximately  35% of its  portfolio  in  several different fixed-income investment styles. The blending of these multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income-portion of the Fund's investments. These styles include:

o

o    INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated
     in  the  4  highest   ratings   categories   or  of   comparable   quality)
     intermediate-term securities;

o VALUE STYLE - emphasizes investments in debt securities (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates; and


o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds.


PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990    1.95%
                                1991   27.91%
                                1992    5.58%
                                1993   10.26%
                                1994   -0.14%
                                1995   23.25%
                                1996   14.25%
                                1997   20.77%
                                1998   22.45%


The calendar year-to-date total return as of June 30, 1999 was 7.37%.

30


During the periods shown in the chart, the highest quarterly return was 16.86% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.02% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                                        Growth                                S&P 500
Year(s)                                             Balanced Fund*                             Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                 22.45%                                 28.58%
5  Year                                                 15.77%                                 24.03%
Since Inception (4/30/89)                               13.91%                                 18.42%


* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

AGGRESSIVE BALANCED-EQUITY FUND

OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. In relation to other balanced funds, the Fund emphasizes its positions in equity securities. Normally, the Fund invests 80% of its portfolio in several different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. These styles include:

o    INDEX STYLE - replicates securities in the S&P 500 Index;


o INCOME EQUITY STYLE - emphasizes investments in large, high-quality domestic companies with above-average dividend income;


o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

Normally, the Fund invests 20% of its portfolio in several different fixed-income investment styles. The blending of these multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income-portion of the Fund's investments. These styles include:


o    INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated
     in  the  4  highest   ratings   categories   or  of   comparable   quality)
     intermediate-term securities;

o VALUE STYLE - emphasizes investments in debt securities (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates; and


o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds.


PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

  Loss of money is a risk of investing in the Fund.

32


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing the Fund's performance over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index.
Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1998    24.21%


The calendar year-to-date total return as of June 30, 1999 was 9.41%.

During the periods shown in the chart, the highest quarterly return was 20.01% (for the quarter ended December 31, 1998) and the lowest quarterly return was -8.89% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                                 Aggressive Balanced-                         S&P 500
Year(s)                                               Equity Fund                              Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                 24.21%                                 28.58%
Since Inception (12/2/97)                               22.39%                               28.07%(1)


(1)      FOR THE PERIOD 11/30/97 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------

INDEX FUND

OBJECTIVE. The Fund's investment objective is to replicate the return of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is designed to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Fund holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   30.47%
                                1990   -3.70%
                                1991   30.00%
                                1992    7.77%
                                1993    8.95%
                                1994    1.11%
                                1995   36.00%
                                1996   22.26%
                                1997   33.18%
                                1998   28.33%


The calendar year-to-date total return as of June 30, 1999 was 12.04%.

During the periods shown in the chart, the highest quarterly return was 21.32% (for the quarter ended December 31, 1998) and the lowest quarterly return was -13.86% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                                         Index                                S&P 500
Year(s)                                                  Fund*                                 Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                 28.33%                                 28.58%
5  Year                                                 23.50%                                 24.03%
10 Year                                                 18.61%                                 19.18%
Since Inception (1/30/87)                               16.04%                               16.62%(1)


(1)      FOR THE PERIOD 1/31/87 - 12/31/98.

* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

34


The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

INCOME EQUITY FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation consistent with above-average dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Fund primarily emphasizes investments in securities of companies with above-average dividend income. The Fund also may invest in foreign securities.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990    1.30%
                                1991   28.76%
                                1992    5.51%
                                1993    7.63%
                                1994    4.64%
                                1995   38.43%
                                1996   20.25%
                                1997   28.04%
                                1998   17.85%


The calendar year-to-date total return as of June 30, 1999 was 13.40%.

During the periods shown in the chart, the highest quarterly return was 15.68% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.74% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index


                                                   Income                             S&P 500
Year(s)                                         Equity Fund*                           Index
 .................................... ................................... ...................................
 .................................... ................................... ...................................
1  Year                                            17.85%                              28.58%
5  Year                                            21.32%                              24.03%
Since Inception (3/31/89)                          17.21%                              18.87%


* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

VALUGROWTH STOCK FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in large-capitalization, or large-cap, companies that, in the view of the Adviser, possess above average growth characteristics, and appear to be undervalued. The Adviser considers large companies to be those with market capitalizations within those of companies included in the Russell 1000 Index.


In selecting investments, the Fund seeks to identify and invest in those companies with earnings and dividends that the Adviser believes will grow faster than both inflation and the economy in general. The Fund invests in companies with growth potential that, in the opinion of its Adviser, have not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Adviser relies primarily on a company-by-company analysis, rather than on a broader analysis of industry or economic sector trends.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. To the extent that the Fund may invest in medium-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. There also is a risk of using a value strategy because the stocks in which the Fund invests may remain undervalued during a given period or decline in price. This may occur because larger stocks or investments based on large-stock indices are more appealing to investors or because value stocks as a category lose favor with investors compared to growth stocks.
Loss of money is a risk of investing in the Fund.

36


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   26.86%
                                1990   -1.25%
                                1991   36.89%
                                1992    9.65%
                                1993    6.36%
                                1994   -4.13%
                                1995   23.75%
                                1996   20.52%
                                1997   22.59%
                                1998    9.46%

The calendar year-to-date total return as of June 30, 1999 was 8.02%.

During the periods shown in the chart, the highest quarterly return was 17.73% (for the quarter ended December 31, 1998) and the lowest quarterly return was -17.70% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                                      ValuGrowth                              S&P 500

Year(s)                                               Stock Fund                               Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                  9.46%                                 28.58%
5  Year                                                 13.92%                                 24.03%
10 Year                                                 14.39%                                 19.18%
Since Inception (1/8/88)(1)                             13.43%                               18.93%(2)


(1) 8/2/93 WAS THE INCEPTION DATE OF CLASS I SHARES. RETURNS PRIOR TO THAT ARE FOR CLASS A SHARES.

(2)  FOR THE PERIOD 12/31/87 - 12/31/98.


The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

DIVERSIFIED EQUITY FUND

OBJECTIVE.  The Fund's  investment  objective  is to provide  long-term  capital
appreciation   with  moderate  annual  return  volatility  by  diversifying  its investments among different equity investment styles.

Principal Investment Strategies. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund's investments combine 5 different equity investment styles, which include:

o    INDEX STYLE - replicates securities in the S&P 500 Index;


o INCOME EQUITY STYLE - emphasizes investments in large, high-quality domestic companies with above-average dividend income;


o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.


PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Loss of money is a risk of investing in the Fund.

38


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   28.35%
                                1990   -1.25%
                                1991   37.40%
                                1992    4.74%
                                1993   12.14%
                                1994    0.83%
                                1995   30.94%
                                1996   20.43%
                                1997   25.72%
                                1998   22.35%

The calendar year-to-date total return as of June 30, 1999 was 11.38%.

During the periods shown in the chart, the highest quarterly return was 19.88% (for the quarter ended December 31, 1998) and the lowest quarterly return was -15.86% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                                 Diversified                           S&P 500
Year(s)                                          Equity Fund*                           Index
 .................................... ...................................... ................................
 .................................... ...................................... ................................
1  Year                                             22.35%                              28.58%
5  Year                                             19.59%                              24.03%
10 Year                                             17.47%                              19.18%
Since Inception (12/31/88)                          17.47%                              19.18%


* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

GROWTH EQUITY FUND

OBJECTIVE. The Fund's investment objective is to provide a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. The Fund's investments combine 3 different equity investment styles, which include:

o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. There also is the risk of using a growth strategy because the stocks in which the Fund invests may not achieve the anticipated growth during a given period or decline in price. This may occur if growth stocks as a category lose favor with investors compared to value stocks. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund may invest in small-cap companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

40


BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990   -1.36%
                                1991   46.72%
                                1992    5.06%
                                1993   19.75%
                                1994   -1.38%
                                1995   24.87%
                                1996   18.78%
                                1997   20.09%
                                1998   16.50%


The calendar year-to-date total return as of June 30, 1999 was 9.30%.

During the periods shown in the chart, the highest quarterly return was 20.28% (for the quarter ended March 31, 1991) and the lowest quarterly return was -20.14% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                                   Growth                             S&P 500
Year(s)                                         Equity Fund*                           Index
 .................................... ................................... ...................................
 .................................... ................................... ...................................
1  Year                                            16.50%                              28.58%
5  Year                                            15.40%                              24.03%
Since Inception (4/30/89)                          16.16%                              18.42%


* On November 11, 1994, a collective investment fund managed by the Adviser reorganized into the Fund. The predecessor collective investment fund maintained investment objectives and policies that were, in all material respects, equivalent to the Fund. The Fund's performance for the periods before November 11, 1994 is that of the collective investment fund and includes its expenses. If the collective investment fund had been readjusted to reflect the first year's expenses of the Fund, the Fund's performance for all periods except "Since Inception" would have been lower. The collective investment fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

LARGE COMPANY GROWTH FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Adviser believes have superior growth potential.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. For purposes of the Fund's investments, large companies are those with market capitalizations within those companies included in the Russell 1000 Index. In selecting securities, the Fund seeks companies whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support growth capabilities.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   27.05%
                                1990    3.43%
                                1991   67.04%
                                1992    1.85%
                                1993   -0.36%
                                1994   -1.07%
                                1995   29.24%
                                1996   25.11%
                                1997   33.35%
                                1998   48.01%

The calendar year-to-date total return as of June 30, 1999 was 16.12%.

During the periods shown in the chart, the highest quarterly return was 31.64% (for the quarter ended December 31, 1998) and the lowest quarterly return was -17.49% (for the quarter ended September 30, 1990).

42


The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                                     Large Company                            S&P 500
Year(s)                                              Growth Fund*                              Index
 ........................................ ...................................... .....................................
 ........................................ ...................................... .....................................
1  Year                                                 48.01%                                 28.58%
5  Year                                                 25.85%                                 24.03%
10 Year                                                 21.54%                                 19.18%
Since Inception (12/31/82)                              17.49%                                 17.95%


* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

DIVERSIFIED SMALL CAP FUND

OBJECTIVE.  The Fund's  investment  objective  is to provide  long-term  capital
appreciation   with  moderate  annual  return  volatility  by  diversifying  its investments across different small capitalization equity investment styles.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach and invests in portfolios that invest in small-cap equity securities. The Fund invests in different small-cap equity styles to reduce the risk of price and return volatility associated with reliance on a single investment style.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. Because the Fund invests in small-cap companies, it also has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one small-cap investment style is performing more poorly than the others. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing the Fund's performance over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index.
Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1998   -8.60%

             The calendar year-to-date total return as of June 30, 1999 was 3.94%.

During the period shown in the chart, the highest quarterly return was 14.68% (for the quarter ended December 31, 1998) and the lowest quarterly return was --23.73% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.


                                                   Diversified Small                       Russell 2000
Year(s)                                                Cap Fund                                Index
 ........................................ ...................................... ....................................
 ........................................ ...................................... ....................................
1  Year                                                 -8.60%                                -2.24%



The Russell 2000 Index is a capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization), in the Russell 3000 Index. Representing approximately 10% of the Russell 3000 total market cap, this is a small cap index.


SMALL COMPANY STOCK FUND

OBJECTIVE.   The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 65% of its assets in the common stock of small domestic companies. For the purposes of its investments, small companies are those with market capitalizations of less than that of the largest stock in the Russell 2000 Index. In selecting securities, the Fund seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund also may invest up to 35% of its assets in companies with market capitalizations below that of the average company in the S&P 500 Index and in foreign securities.

44


PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund's investments in small- and medium-capitalization companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1994    2.74%
                                1995   19.41%
                                1996   25.98%
                                1997    9.38%
                                1998  -17.07%

The calendar year-to-date total return as of June 30, 1999 was -5.07%.

During the periods shown in the chart, the highest quarterly return was 18.84% (for the quarter ended June 30, 1997) and the lowest quarterly return was -30.09% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.


                                                     Small Company                         Russell 2000
Year(s)                                               Stock Fund                               Index
 ........................................ ...................................... ....................................
 ........................................ ...................................... ....................................
1  Year                                                 -17.07%                               -2.24%
5  Year                                                  6.99%                                11.46%
Since Inception (12/31/93)                               6.99%                                11.46%



The Russell 2000 Index is a capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization), in the Russell 3000 Index. Representing approximately 10% of the Russell 3000 total market cap, this is a small cap index.


SMALL CAP OPPORTUNITIES FUND

OBJECTIVE. The Fund's investment objective is to provide capital appreciation. Current income will be incidental to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 65% of its assets in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less. In selecting securities, the Fund seeks to identify securities of companies that it believes can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund's investments in small-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. Loss of money is a risk of investing in the Fund.

46


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1994    4.45%
                                1995   49.08%
                                1996   22.63%
                                1997   27.42%
                                1998   -9.36%

The calendar year-to-date total return as of June 30, 1999 was 7.90%.

During the periods shown in the chart, the highest quarterly return was 18.65% (for the quarter ended June 30, 1997) and the lowest quarterly return was -23.27% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.


                                                      Small Cap                            Russell 2000
Year(s)                                           Opportunities Fund                          Index
 ........................................ ..................................... .....................................
 ........................................ ..................................... .....................................
1  Year                                                 -9.36%                                -2.24%
5  Year                                                 17.14%                                11.46%
Since Inception (8/1/93)                                18.17%                              12.37%(1)


(1)      For the period 7/31/93 - 12/31/98.


The Russell 2000 Index is a capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization), in the Russell 3000 Index. Representing approximately 10% of the Russell 3000 total market cap, this is a small cap index.


SMALL COMPANY GROWTH FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 65% of its assets in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value. Small companies are those with market capitalizations of less than the largest stock in the Russell 2000 Index.


PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund's investments in small-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. There also is a risk of using a growth strategy because the stocks in which the Fund invests may not achieve the anticipated growth during a given period or decline in price. This may occur if growth stocks as a category lose favor with investors compared to value stocks. Loss of money is a risk of investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   32.05%
                                1990    2.75%
                                1991   72.43%
                                1992   17.02%
                                1993   22.14%
                                1994   -3.44%
                                1995   39.48%
                                1996   19.82%
                                1997   22.16%
                                1998   -9.11%

The calendar year-to-date total return as of June 30, 1999 was 8.52%.

During the periods shown in the chart, the highest quarterly return was 30.61% (for the quarter ended March 31, 1991) and the lowest quarterly return was -24.63% (for the quarter ended September 30, 1998).

48


The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.


                                                    Small Company                          Russell 2000
Year(s)                                              Growth Fund*                             Index
 ........................................ ..................................... .....................................
 ........................................ ..................................... .....................................
1  Year                                                 -9.11%                                -2.24%
5  Year                                                 12.37%                                11.46%
10 Year                                                 19.61%                                11.79%
Since Inception (12/31/82)                              16.57%                                12.27%


* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.


The Russell 2000 Index is a capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization), in the Russell 3000 Index. Representing approximately 10% of the Russell 3000 total market cap, this is a small cap index.


INTERNATIONAL FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in a "core" portfolio. The Fund invests substantially all of its assets (at least 65%) in equity securities of high quality foreign companies. The Fund selects investments on the basis of their potential for capital appreciation without regard to current income.

PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk and foreign risk. Foreign risk is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   22.57%
                                1990  -11.27%
                                1991    4.72%
                                1992   -4.05%
                                1993   45.24%
                                1994    0.74%
                                1995   11.79%
                                1996    9.63%
                                1997    3.06%
                                1998   12.60%

The calendar year-to-date total return as of June 30, 1999 was 6.12%.

During the periods shown in the chart, the highest quarterly return was 18.00% (for the quarter ended September 30, 1989) and the lowest quarterly return was -19.69% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the MSCI EAFE Index.


                                                    International                           MSCI EAFE
Year(s)                                                 Fund*                                 Index
 ........................................ ..................................... .....................................
 ........................................ ..................................... .....................................
1  Year                                                 12.60%                                20.00%
5  Year                                                 7.46%                                 9.14%
10 Year                                                 8.56%                                 5.51%
Since Inception (7/15/87)                               7.87%                                6.53%(1)


(1)  FOR THE PERIOD 6/30/87 - 12/31/98.

* ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia, Asia, and the Far East Index) is a market-weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends net of non-recoverable withholding tax. Companies included in the index replicate the industry composition of each local market and, in addition, represent a sampling of large, medium and small capitalization companies from each local market, taking into account the stocks' liquidity. The index is unmanaged and is not available for investment.

50



FEES AND EXPENSES OF THE FUNDS [Image of spreadsheet]


The following table describes the fees and expenses that you will pay if you invest in a Fund. There are no transaction charges for purchasing, redeeming, or exchanging shares. The Funds do not have distribution expenses.

ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                Investment                                           Total Annual
                                                                 Advisory                      Other                Fund Operating
                                                                 Fees (2)                  Expenses (2)              Expenses(3)
         ........................................................................................................................
         MONEY MARKET FUNDS
         Cash Investment Fund                                     0.23%                        0.33%                    0.56%
         Ready Cash Investment Fund (Investor Shares)             0.33%                        0.49%                    0.82%
         U.S. Government Fund                                     0.13%                        0.39%                    0.52%
         Treasury Plus Fund                                       0.20%                        0.64%                    0.84%
         Treasury Fund                                            0.14%                        0.39%                    0.53%
         Municipal Money Market Fund
              Institutional Shares                                0.33%                        0.24%                    0.57%
              Investor Shares                                     0.33%                        0.53%                    0.86%
         FIXED INCOME FUNDS (I SHARES)
         Stable Income Fund                                       0.30%                        0.46%                    0.76%
         Limited Term Government Income Fund                      0.33%                        0.48%                    0.81%
         Intermediate Government Income Fund                      0.33%                        0.39%                    0.72%
         Diversified Bond Fund                                    0.55%                        0.52%                    1.07%
         Income Fund                                              0.50%                        0.42%                    0.92%
         Total Return Bond Fund                                   0.50%                        0.48%                    0.98%
         Strategic Income Fund                                    0.62%                        0.42%                    1.04%
         TAX-FREE FIXED INCOME FUNDS (I SHARES)
         Limited Term Tax-Free Fund                               0.50%                        0.54%                    1.04%
         Tax-Free Income Fund                                     0.50%                        0.41%                    0.91%
         Colorado Tax-Free Fund                                   0.50%                        0.49%                    0.99%
         Minnesota Intermediate Tax-Free Fund                     0.25%                        0.43%                    0.68%
         Minnesota Tax-Free Fund                                  0.50%                        0.50%                    1.00%
         BALANCED FUNDS (I SHARES)
         Moderate Balanced Fund                                   0.66%                       0.43%                     1.09%
         Growth Balanced Fund                                     0.70%                       0.43%                     1.13%
         Aggressive Balanced-Equity Fund                          0.72%                       0.64%                     1.36%
         EQUITY FUNDS (I SHARES)
         Index Fund                                               0.15%                       0.40%                     0.55%
         Income Equity Fund                                       0.50%                       0.39%                     0.89%
         ValuGrowth Stock Fund                                    0.79%                       0.40%                     1.19%
         Diversified Equity Fund                                  0.74%                       0.43%                     1.17%
         Growth Equity Fund                                       0.90%                       0.48%                     1.38%
         Large Company Growth Fund                                0.65%                       0.44%                     1.09%
         Diversified Small Cap Fund                               0.99%                       0.64%                     1.63%
         Small Company Stock Fund                                 0.90%                       0.53%                     1.43%
         Small Cap Opportunities Fund                             0.60%                       0.75%                     1.35%
         Small Company Growth Fund                                0.90%                       0.40%                     1.30%
         International Fund                                       0.70%                       0.91%                     1.61%


(1) BASED ON AMOUNTS INCURRED DURING EACH FUND'S FISCAL YEAR ENDED MAY 31, 1999 STATED AS A PERCENTAGE OF NET ASSETS.

(2) FOR THOSE FUNDS INVESTING IN A CORE/GATEWAY STRUCTURE, THE FEES INCLUDE FEES FOR THE "CORE" PORTFOLIOS IN WHICH THE "GATEWAY" FUNDS INVEST.

(3) MANY OF THE FUNDS ARE SUBJECT TO VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS THAT REDUCE THE OPERATING EXPENSES OF THE FUNDS. SEE THE FINANCIAL HIGHLIGHTS TABLE FOR INFORMATION ABOUT FUND EXPENSES NET OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

EXAMPLE OF EXPENSES


These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% annual return, that a Fund's operating expenses remain the same, and that distributions are reinvested. Your actual costs may be higher or lower than those shown.



                                                                          1 Year         3 Years         5 Years        10 Years
 ....................................................................................................................................
MONEY MARKET FUNDS
  Cash Investment Fund                                                     $57            $179           $313            $701
  Ready Cash Investment Fund (Investor Shares)                              84             262            455           1,014
  U.S. Government Fund                                                      53             167            291             653
  Treasury Plus Fund                                                        86             268            466           1,037
  Treasury Fund                                                             54             170            296             665
  MUNICIPAL MONEY MARKET FUND
     Institutional Shares                                                   58             183            318             714
     Investor Shares                                                        88             274            477           1,061
FIXED INCOME FUNDS (I SHARES)
  Stable Income Fund                                                        78             243            422             942
  Limited Term Government Income Fund                                       83             259            450           1,002
  Intermediate Government Income Fund                                       74             230            401             894
  Diversified Bond Fund                                                    109             340            590           1,306
  Income Fund                                                               94             293            509           1,131
  Total Return Bond Fund                                                   100             312            542           1,201
  Strategic Income Fund                                                    106             331            574           1,271
TAX-FREE FIXED INCOME FUNDS (I SHARES)
  Limited Term Tax-Free Fund                                               106             331            574           1,271
  Tax-Free Income Fund                                                      93             290            504           1,120
  Colorado Tax-Free Fund                                                   101             315            547           1,213
  Minnesota Intermediate Tax-Free Fund                                      69             218            379             847
  Minnesota Tax-Free Fund                                                  102             318            552           1,225
BALANCED FUNDS (I SHARES)
  Moderate Balanced Fund                                                   $111            $347           $601           $1,329
  Growth Balanced Fund                                                      115            359             622           1,375
  Aggressive Balanced-Equity Fund                                           138            431             745           1,635
EQUITY FUNDS (I SHARES)
  Index Fund                                                                56             176             307            689
  Income Equity Fund                                                        91             284             493           1,096
  ValuGrowth Stock Fund                                                     121            378             654           1,443
  Diversified Equity Fund                                                   119            372             644           1,420
  Growth Equity Fund                                                        140            437             755           1,657
  Large Company Growth Fund                                                 111            347             601           1,329
  Diversified Small Cap Fund                                                166            514             887           1,933
  Small Company Stock Fund                                                  146            452             782           1,713
  Small Cap Opportunities Fund                                              137            428             739           1,624
  Small Company Growth Fund                                                 132            412             713           1,568
  International Fund                                                        164            508             876           1,911


52


GLOSSARY [Image of PCs]

This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, policies, and risks.



TERM                               DEFINITION
 .................................. .............................................
AMT                                Alternative minimum tax.
 .................................. .............................................
 .................................. .............................................

Board                              The Board of  Trustees  of  Norwest Advantage
                                   Funds.
 .................................. .............................................
 .................................. .............................................

Investment                         Grade  Rated at the time of  purchase in 1 of
                                   the  4   highest   long-term   or  2  highest
                                   short-term  ratings categories by an NRSRO or
                                   unrated and  determined  by the Adviser to be
                                   of comparable quality.
 .................................. .............................................
 .................................. .............................................
Market  Capitalization             The  total   market  value   of  a  company's
                                   outstanding common stock.
 .................................. .............................................
 .................................. .............................................

Municipal Security                 A   debt   security    issued    by   or   on
                                   behalf  of  the   states,   territories,   or
                                   possessions   of  the  United   States,   the
                                   District of Columbia and their  subdivisions,
                                   authorities,      instrumentalities,      and
                                   corporations,   with  interest   exempt  from
                                   federal income tax.
 .................................. .............................................
 .................................. .............................................


NRSRO A nationally recognized statistical ratings organization, such as S&P, that rates fixed-income securities and preferred stock by relative credit risk. NRSROs also rate money market mutual funds.

 .................................. .............................................
 .................................. .............................................

Russell 1000(R) Index              An index of large- and medium- capitalization
                                   companies.
 .................................. .............................................
 .................................. .............................................

Russell 2000(R)Index               An index of smaller  capitalization companies
                                   with a broader base of companies than the S&P
                                   600 Small Cap Index.
 .................................. .............................................
 .................................. .............................................

S&P                                Standard & Poor's Corporation.
 .................................. .............................................
 .................................. .............................................

S&P 500 Index                      Standard & Poor's  500  Composite Stock Price
                                   Index,   an  index  of  large  capitalization
                                   companies.
 .................................. .............................................
 .................................. .............................................

S&P 600 Small Cap Index            Standard &   Poor's  Small  Cap 600 Composite
                                   Stock   Price  Index,   an   index  of  small
                                   capitalization companies.
 .................................. .............................................
 .................................. .............................................

U.S. Government Security           A  security   issued  or  guaranteed   as  to
                                   principal and interest by the U.S.Government,
                                   its agencies, or its instrumentalities.
 .................................. .............................................
 .................................. .............................................

U.S. Treasury Security             A  security  issued or guaranteed by the U.S.
                                   Treasury.

INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS [Image of spreadsheet]


This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Except as otherwise indicated, the Board may change the Funds' investment policies without shareholder approval. The Funds' investment objectives are fundamental and cannot be changed without a shareholder vote. There can, of course, be no assurance that any Fund will achieve its investment objective.


Some of the Funds invest directly in a portfolio of securities. Other Funds, as identified below, are "gateway" funds in a "core/gateway" structure. In this structure, a "gateway" fund invests some or all of its assets in one or more "core" portfolios that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a Portfolio, references to the gateway fund also include the Portfolio, which is discussed after this section.


This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

o MARKET RISK. THIS IS THE RISK THAT THE VALUE OF A FUND'S INVESTMENTS WILL FLUCTUATE AS THE STOCK OR BOND MARKETS FLUCTUATE AND THAT PRICES OVERALL WILL DECLINE OVER SHORT OR LONGER-TERM PERIODS. THIS RISK IS COMMON TO THE BALANCED FUNDS AND THE EQUITY FUNDS.


o INTEREST RATE RISK. THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF A FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN INTEREST RATES MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE. THIS RISK IS COMMON TO THE MONEY MARKET FUNDS, FIXED INCOME FUNDS, TAX-FREE FIXED INCOME FUNDS, AND BALANCED FUNDS.

o CREDIT RISK. THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATIONS. THIS RISK IS COMMON TO THE MONEY MARKET FUNDS, FIXED INCOME FUNDS, TAX-FREE FIXED INCOME FUNDS, AND BALANCED FUNDS .

o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTING SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.


--------------------------------------------------------------------------------
[Currency icon]
MONEY MARKET FUNDS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES

[Target icon]

         The investment objectives of the Funds are high current income to the extent consistent with preservation of capital and liquidity. The Municipal Money Market Fund seeks current income that is exempt from federal income taxes.

54


         The Funds' investments are made under the requirements of an SEC rule governing money market funds. Each Fund invests only in high-quality, U.S. dollar-denominated short-term money market instruments that are determined by the Adviser, under procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. The Funds may invest in securities with fixed, variable, or floating rates of interest.


         High-quality instruments include those that: (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in 1 of the 2 highest ratings categories by 2 NRSROs or, if only 1 NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by the Adviser to be of comparable quality. Each Fund, other than Municipal Money Market Fund, invests at least 95% of its total assets in securities in the highest rating category.


CASH INVESTMENT FUND AND READY CASH
INVESTMENT FUND


         CASH INVESTMENT FUND is a "gateway" fund and invests equally in 2 Portfolios - Money Market Portfolio and Prime Money Market Portfolio. Cash Investment Fund, Money Market Portfolio, and Prime Money Market Portfolio generally have the same investment objectives and investment policies. Because Prime Money Market Portfolio seeks to maintain a rating within the 2 highest short-term ratings categories assigned by at least 1 NRSRO, it is more limited in the type and amount of securities it may purchase.

         READY CASH INVESTMENT FUND is a "gateway" fund and invests in Prime Money Market Portfolio. The Fund seeks to maintain a rating within the two highest ratings categories assigned by an NRSRO.


         The Funds invest in a broad spectrum of high-quality money market instruments of U.S. and foreign issuers, including U.S. Government securities, municipal securities, and corporate debt securities.

         The Funds may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances, and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly-owned banking-related subsidiaries of foreign banks. The Funds limit their investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion, or the equivalent in other currencies.

         Each Fund normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. Neither Fund may invest more than 25% of its total assets in any other single industry.

U.S. GOVERNMENT FUND

         The Fund invests primarily in U.S. Government securities and repurchase agreements for U.S. Government securities. Under normal circumstances, the Fund invests at least 65% of its total assets in these securities. The Fund may invest in zero coupon U.S. Government securities.

TREASURY PLUS FUND

          Under normal circumstances, the Fund invests at least 80% of its total assets in U.S. Treasury Securities and in repurchase agreements for U.S. Treasury Securities. The Fund also may invest in U.S. Government securities and in repurchase agreements for U.S. Government securities. The Fund may invest in zero coupon securities.

TREASURY FUND

         The  Fund  invests  solely  in  U.S.  Treasury  Securities,   including
         zero-coupon securities.

MUNICIPAL MONEY MARKET FUND

         The Fund expects to invest 100% of its assets in municipal securities, including short-term municipal bonds and municipal notes and leases. These investments may have fixed, variable or floating rates of interest and may be zero-coupon securities. As part of its objective, the Fund normally will invest at least 80% of its total assets in federally tax-exempt instruments whose income may be subject to the AMT. The Fund may invest up to 20% of its total assets in securities that pay interest income subject to federal income tax.

         The Fund may invest more than 25% but, under normal circumstances, will not invest more than 35% of its assets in issuers located in a single state. The Fund may invest more than 25% of its assets in industrial development bonds and in participation interests in these types of bonds issued by banks.

RISK CONSIDERATIONS

[Risk icon]

         The Funds' principal risks are interest rate risk and credit risk. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for short-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

         Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Funds invest in highly rated securities to minimize credit risk.

         The Cash Investment and Ready Cash Investment Funds' foreign investments may be subject to foreign risk. Foreign securities issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Fund's investments.

         The Municipal Money Market Fund faces municipal market risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or

56


         value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on those securities.

--------------------------------------------------------------------------------
[Bond icon]
FIXED INCOME FUNDS
--------------------------------------------------------------------------------

STABLE INCOME FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to maintain safety of principal while providing low volatility total return. The Fund invests in a diversified portfolio of, primarily, short-term investment grade securities (rated in the 2 highest short-term ratings categories or of comparable quality). The Fund invests in fixed and variable rate U.S. dollar-denominated fixed-income securities of a broad spectrum of U.S. issuers, including U.S. Government securities and the debt securities of financial institutions, corporations, and others.




          o    up to 65% of its total assets in mortgage-backed securities;

          o up to 25% of its total assets in other types of asset-backed securities;

          o up to 25% of its total assets in mortgage-backed securities that are not U.S. Government securities; and

          o    up to 50% of its total assets in U.S. Government securities.

         The Fund limits its investments in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, to 30% of its total assets and does not invest more than 10% of its total assets in the securities of any other issuer.

         The Fund invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years. The Fund's duration (measure of the current value of cash flows), however, is short-term and will be maintained at 80% to 120% of that of a 1-year U.S. Treasury bill.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

LIMITED TERM GOVERNMENT INCOME FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide income and safety of principal by investing primarily in U.S. Government securities. The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its total assets in other fixed-income securities. In selecting investments, the Fund emphasizes the use of short maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield.

         The Fund's investments include:

          o    up to 50% of its total assets in mortgage-backed securities ;

          o up to 25% of its total assets in other types of asset-backed securities ; and

          o    up to 10% of its total assets in zero-coupon securities.

          In addition, the Fund may not invest more than 25% of its total assets
          in   securities   issued  or   guaranteed  by  any  single  agency  or
          instrumentality of the U.S. Government, except the U.S. Treasury.


         The Fund will only purchase securities rated, at the time of purchase, within the 2 highest ratings categories assigned by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

         The Fund will invest primarily in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 10 years. Normally, the Fund expects to maintain an average dollar-weighted portfolio maturity of between 1 and 5 years.


[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

INTERMEDIATE GOVERNMENT INCOME FUND

          Investment Objective and Strategies. The Fund's investment objective is to provide income and safety of principal by investing primarily in U.S. Government securities.

         The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its assets in fixed-income securities that are not U.S. Government securities. In selecting investments, the Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield.

58


         The Fund's investments include:

          o    up to 50% of its total assets in mortgage-backed securities;

          o up to 25% of its total assets in other types of asset-backed securities; and

          o    up to 10% of its total assets in zero-coupon securities.

         As part of its mortgage-backed securities investments, the Fund may enter into dollar rolls, which are transactions in which the Fund sells a security and commits to purchase a similar, but not identical, security at a later date. The Fund limits its investments in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government to 25% of its total assets, except the U.S. Treasury. The Fund also may enter into short sales.


         The Fund will purchase only securities rated, at the time of purchase, within the 2 highest ratings categories assigned by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.


         The Fund will invest primarily in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. Under normal circumstances, the Fund's portfolio securities will have an average dollar-weighted portfolio maturity of between 3 and 10 years and a duration of between 70% and 130% of the duration of a 5-year Treasury Note. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

DIVERSIFIED BOND FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide total return by diversifying its investments among different fixed-income investment styles. The Fund is a "gateway" fund and uses a "multi-style" approach designed to reduce the price and return volatility of the Fund and to provide returns that are more consistent. The Fund's portfolio combines the different fixed-income investment styles of 3 Portfolios:


          o intermediate-term style - emphasizes investments in investment grade (rated in the 4 highest ratings categories or of comparable quality) intermediate-term securities;

          o    value  style  -  emphasizes   investments   in  debt   securities
               (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates; and

          o balanced total return style - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds.

ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                       Current Portfolio                       Range of
                                                           Allocation                         Investment
  ....................................................................................................................

  Managed Fixed Income Portfolio                             50.0%                             45% - 55%
  Strategic Value Bond Portfolio                             16.7%                           11.7% - 21.7%
  Positive Return Portfolio                                  33.3%                           28.3% - 38.3%
  ....................................................................................................................


  Total Fund Assets                                           100%


         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market or other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the others.

INCOME FUND

[Target icon]

          INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide total return consistent with current income. The Fund's principal strategy is to invest in a diversified portfolio of fixed and variable rate fixed-income securities issued by domestic and foreign issuers. The Fund invests in a broad spectrum of U.S. issuers, including U.S. Government securities, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. In selecting investments, the Fund attempts to increase the Fund's performance by applying various fixed-income management techniques. The Fund combines these techniques with fundamental economic, credit, and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the duration of the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates.

         The Fund normally invests at least 30% of its total assets in U.S. Government securities. The Fund limits its investments in mortgage-backed securities to not more than 50% of its total assets and its investments in other asset-backed securities to not more than 25% of its total assets.

         The Fund may invest up to 70% of its total assets in corporate securities, such as bonds, debentures and notes, and fixed-income securities that can be converted into or exchanged for common stocks. The Fund also may invest in zero coupon securities and enter into

60


         dollar rolls, which are transactions in which the Fund sells a security and commits to purchase a similar, but not identical, security at a later date.

          The Fund may invest in debt securities registered and sold in the United States by foreign issuers and debt securities sold outside the United States by foreign or U.S. issuers. The Fund restricts its purchases of debt securities to those denominated and payable in U. S. dollars.


         Normally, the Fund will invest at least 80% of its total assets in investment grade securities (rated in the 4 highest ratings categories or of comparable quality). The Fund also may invest up to 20% of its total assets in below investment grade securities (also known as "junk bonds") rated at the time of purchase, in the fifth highest long-term ratings category assigned by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.


         The Fund invests primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. The Fund expects to maintain an average dollar-weighted portfolio maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average.

[Risk icon]

          RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in lower-rated securities or junk bonds may involve greater credit risk (or risk of default) than higher-rated securities and may be more volatile than higher-rated securities. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

TOTAL RETURN BOND FUND

          Investment Objective and Strategies. The Fund's investment objective is to seek total return. The Fund's principal strategy is to invest in a broad range of fixed-income instruments in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

         In selecting investments, the Fund focuses on relative value as opposed to predicting the direction of interest rates. In general, the Fund seeks higher current income instruments such as corporate bonds and mortgage-and other asset-backed securities in order to enhance returns. The Fund believes that this exposure enhances performance in varying economic and interest rate cycles and avoids excessive risk concentrations. The Fund's investment process involves rigorous evaluation of each security, including identifying and valuing cash

61


         flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument, and expected returns in varying economic/interest rate environments. The Fund uses this process to seek to identify securities, which represent the best relative economic value. The Fund then evaluates the results of the investment process against the Fund's objective and purchases those securities that are consistent with the Fund's investment objective.

         The Fund particularly seeks strategic diversification. The Fund's investments include:

          o    up to 75% of its total assets in corporate bonds;

          o    up to 65% of its total assets in mortgage-backed securities; and


          o    up to 50% of its total assets in asset-backed securities.


         The Fund may invest in U.S. Government securities without restriction.


         The Fund will invest 65% of its total assets in fixed-income securities rated, at the time of purchase, within the 3 highest ratings categories assigned by at least 1 NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in non-investment grade securities.


         The Fund expects to maintain an average dollar-weighted portfolio maturity of between 5 and 15 years. The Fund's duration normally will vary between 3 and 8 years. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates.

[Risk icon]

          RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

STRATEGIC INCOME FUND


         Investment Objective and Strategies. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments and stocks. The Fund is a "gateway" fund and seeks to invest in fixed-income securities with limited exposure to equity securities. The Fund emphasizes safety of principal and invests 70% to 90% of its assets in fixed-income investments and 10%-30% of its assets in equity investments. This approach is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. For the fixed-income portion of

62


         its portfolio, the Fund uses multiple fixed-income investment styles intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income potion of its investments. These styles include:

          o INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated in the 4 highest ratings categories or of comparable quality) intermediate-term securities;

          o    VALUE  STYLE  -  emphasizes   investments   in  debt   securities
               (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates;


          o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds; and

          o SHORT-TERM STYLE - emphasizes investments in short-term investment grade (rated in 2 highest ratings categories or of comparable quality) securities.

         The Fund uses a similar approach for the equity portion of the portfolio blending multiple equity investment styles. These styles include:

          o    INDEX STYLE - replicates securities in the S&P 500 Index;


          o    INCOME   EQUITY   STYLE  -  emphasizes   investments   in  large,
               high-quality  domestic  companies  with  above-average   dividend
               income;


          o    LARGE   COMPANY   STYLE  -  emphasizes   investments   in  large,
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                                   Current Portfolio       Range of
           Investment style                                   Total Allocation        Allocation          Investment
           ..............................................................................................................
           Diversified Bond Fund style                               55%                                   45% - 65%
                    Positive Return Bond Portfolio                                       18.3%            15% - 21.7%
                    Strategic Value Bond Portfolio                                       9.2%            7.5% - 10.8%
                    Managed Fixed Income Portfolio                                       27.5%           22.5% - 32.5%
           Stable Income Portfolio                                   25%                                      25%
           Diversified Equity Fund style                             20%                                   10% - 30%
                    Index Portfolio                                                       5%              2.5% - 7.5%
                    Income Equity Portfolio                                               5%              2.5% - 7.5%
                    Large Company style                                                   5%              2.5% - 7.5%
                        Large Company Growth Portfolio                                              4%      2% - 6%
                        Disciplined Growth Portfolio                                                1%    0.5% - 1.5%
                    Diversified Small Cap style                                          2.0%               1% - 3%
                        Small Cap Index Portfolio                                                 0.5%    0.3% - 0.8%
                        Small Company Growth Portfolio                                            0.5%    0.3% - 0.8%
                        Small Company Value Portfolio                                             0.5%    0.3% - 0.8%
                        Small Cap Value Portfolio                                                 0.5%    0.3% - 0.8%
                    International style                                                  3.0%             1.5% - 4.5%
                        International Portfolio                                                   2.3%    1.2% - 3.5%
                        International Equity Portfolio                                            0.7%    0.3% - 1.0%
           ..............................................................................................................

           Total Fund Assets                                        100%

         The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

         As market or other conditions change, the Adviser may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund may also invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, 3 years or less), it may effect the change by using futures contracts.


[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset classes is performing more poorly than others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap

64


         companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

--------------------------------------------------------------------------------
[Municipal icon
TAX-FREE FIXED INCOME FUNDS
--------------------------------------------------------------------------------

         Each Tax-Free Fixed Income Fund invests at least 80% of its total assets in municipal securities paying interest that is exempt from federal income tax. In order to respond to business and financial conditions, each Fund may invest up to 20% of its total assets in securities paying taxable interest income or securities paying interest income that may be a preference item for purposes of AMT. In addition, each Fund may hold a portion of its assets in cash and cash-equivalent securities pending investment in municipal securities, to meet requests for redemptions or to assume a temporary defensive position.

LIMITED TERM TAX-FREE FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide current income exempt from federal income taxes. The Fund normally invests substantially all its assets in investment grade municipal securities (rated in the 4 highest rating categories or of comparable quality). The Fund invests at least 80% of its total assets in securities paying interest exempt from federal income taxes, including AMT. The Fund may invest up to 20% of its assets in securities paying interest that is subject to AMT.

         The Fund expects to maintain an average dollar-weighted portfolio maturity of between 1 and 5 years, but portfolio maturity may vary depending on market conditions. The Fund emphasizes investments in municipal securities with interest income rather than maintaining stability of the Fund's net asset value.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

TAX-FREE INCOME FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to produce current income exempt from federal income taxes. The Fund invests primarily in a portfolio of investment grade municipal securities. The Fund normally invests at least 80% of its total assets in municipal securities paying interest exempt from federal income taxes, including AMT.

         The Fund expects to maintain an average dollar-weighted portfolio maturity of between 10 and 20 years, but portfolio maturity may vary depending on market conditions. The Fund emphasizes investments in municipal securities with interest income rather than stability of the Fund's net asset value.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

COLORADO TAX-FREE FUND


[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal (including AMT) and Colorado state income taxes consistent with the preservation of capital. The Fund offers shares only to residents of Colorado. The Fund normally invests substantially all of its assets in investment grade municipal securities (rated in the 4 highest ratings categories or of comparable quality) issued by (1) the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States. The Fund invests at least 80% of its total assets in municipal securities paying interest exempt from both federal (including the AMT) and Colorado state income taxes. The Fund invests in securities of a comparatively small number of issuers.


         The Fund expects that its average dollar-weighted portfolio maturity normally will be greater than 10 years, but portfolio maturity may reach or exceed 20 years. While the Fund emphasizes investments in municipal securities paying interest income rather than maintaining the Fund's stability of net asset value, the Fund also attempts to limit net asset value fluctuations.


[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Because the Fund invests a larger portion of its assets in a smaller number of issuers and in a particular state's municipal securities, it is more vulnerable to events adversely affecting these issuers or that state, including economic, political, or regulatory occurrences.


MINNESOTA INTERMEDIATE TAX-FREE FUND AND
MINNESOTA TAX-FREE FUND

[Target icon]

         INVESTMENT OBJECTIVES AND STRATEGIES. Each Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including AMT) without assuming undue risk. The Funds offer shares only to residents of Minnesota. The Funds normally invest substantially all (and always at least 75% of) their assets in investment grade municipal securities (rated in the 4 highest ratings categories or of comparable quality) issued by
         (1) the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States. The Funds invest at least 80% of their total assets in securities paying interest exempt from both federal (including AMT) and Minnesota state income taxes. The Funds may invest in securities of a comparatively small number of issuers.

66


         The Minnesota Intermediate Tax-Free Fund expects to maintain an average dollar-weighted portfolio maturity of between 5 and 10 years, but portfolio maturity may vary depending on market conditions. Normally, the Minnesota Tax-Free Fund expects to have an average dollar-weighted portfolio maturity of greater than 10 years, but the portfolio maturity may reach or exceed 20 years.

         The Funds may invest up to 25% of their total assets in non-investment grade municipal securities rated in the fifth highest long-term ratings category assigned by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Funds are interest rate risk and credit risk. The Funds' investments in lower-rated securities could involve more credit risk (or risk of default) and be more volatile than higher-rated securities. The Funds' investments in municipal securities have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Funds' investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Because the Funds invest a larger portion of their assets in a smaller number of issuers and in a particular state's municipal securities, they are more vulnerable to events adversely affecting these issuers or that state, including economic, political, or regulatory occurrences.


--------------------------------------------------------------------------------
[Stock and bond icon]
BALANCED FUNDS
-------------------------------------------------------------------------------

         Each Balanced Fund invests in a balanced portfolio of fixed-income and equity securities. Moderate Balanced Fund has the smallest investment in equity securities and is the most conservative Balanced Fund. Aggressive Balanced-Equity Fund has the largest investment in equity securities and is the most aggressive Balanced Fund.

         The equity portion of each Balanced Fund's portfolio uses the 5 different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of each Balanced Fund's portfolio uses 3 or 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Funds.

         The percentage of a Balanced Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

          As market or other conditions change, the Adviser may attempt to enhance the returns of a Balanced Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of percentage changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, 3 years or less), it may effect the change by using futures contracts.

MODERATE BALANCED FUND


         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds, and other fixed-income investments. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund seeks roughly equivalent exposures to fixed-income securities and equity securities. The Fund's portfolio is more evenly balanced between fixed-income and equity securities than the other balanced funds. The Fund invests in several different fixed-income and equity investment styles. This allocation is intended to reduce the risk of relying on a single equity or fixed-income investment style. The fixed-income styles include:

          o INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated in the 4 highest ratings categories or of comparable quality) intermediate-term securities;

          o    VALUE  STYLE  -  emphasizes   investments   in  debt   securities
               (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates;


          o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds; and

          o    SHORT-TERM   STYLE  -  emphasizes   investments   in   short-term
               investment grade (rated in 2 highest ratings categories or of comparable quality) securities.

         The equity style include:

          o    INDEX STYLE - replicates securities in the S&P 500 Index;


          o    INCOME   EQUITY   STYLE  -  emphasizes   investments   in  large,
               high-quality  domestic  companies  with  above-average   dividend
               income;


          o    LARGE   COMPANY   STYLE  -  emphasizes   investments   in  large,
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

68


          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                    Total         Current Portfolio         Range of
            Investment style                                      Allocation         Allocation            Investment
            ...............................................................................................................
             Diversified Bond Fund style                              45%                                   30% - 60%
                      Positive Return Bond Portfolio                                      15%               10% - 20%
                      Strategic Value Bond Portfolio                                     7.5%               5% - 10%
                      Managed Fixed Income Portfolio                                     22.5%              15% - 30%
             Stable Income Portfolio                                  15%                                      15%
             Diversified Equity Fund style                            40%                                   25% - 55%
                      Index Portfolio                                                     10%             6.3% - 13.8%
                      Income Equity Portfolio                                             10%             6.3% - 13.8%
                      Large Company style                                                 10%             6.3% - 13.8%
                          Large Company Growth Portfolio                                            8%    5.0% - 11.0%
                          Disciplined Growth Portfolio                                              2%     1.3% - 2.8%
                      Diversified Small Cap style                                         4%               2.5% - 5.5%
                          Small Cap Index Portfolio                                               1.0%     0.6% - 1.4%
                          Small Company Growth Portfolio                                          1.0%     0.6% - 1.4%
                          Small Company Value Portfolio                                           1.0%     0.6% - 1.4%
                          Small Cap Value Portfolio                                               1.0%     0.6% - 1.4%
                      International style                                                 6%               3.8% - 8.3%
                          International Portfolio                                                 4.6%     2.9% - 6.4%
                          International Equity Portfolio                                          1.4%     0.8% - 1.9%
             ..............................................................................................................

             Total Fund Assets                                       100%


[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

GROWTH BALANCED FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund seeks long-term capital appreciation in the equity securities market in a balanced fund. Normally, the Fund invests approximately 65% of its portfolio in several different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The equity styles include:

          o    INDEX STYLE - replicates securities in the S&P 500 Index;


          o    INCOME   EQUITY   STYLE  -  emphasizes   investments   in  large,
               high-quality  domestic  companies  with  above-average   dividend
               income;


          o    LARGE   COMPANY   STYLE  -  emphasizes   investments   in  large,
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

         Normally, the Fund invests approximately 35% of its portfolio in several different fixed-income investment styles. The blending of these multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income-portion of the Fund's investments. These styles include:


          o INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated in the 4 highest ratings categories or of comparable quality) intermediate-term securities;

          o    VALUE  STYLE  -  emphasizes   investments   in  debt   securities
               (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates; and


          o BALANCED TOTAL return style - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds.

70

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                   Total          Current Portfolio          Range of
            Investment style                                     Allocation          Allocation             Investment
            ...............................................................................................................
            Diversified Equity Fund style                           65%                                     45% - 85%
                     Index Portfolio                                                    16.3%             11.3% - 21.3%
                     Income Equity Portfolio                                            16.3%             11.3% - 21.3%
                     Large Company style                                                16.3%             11.3% - 21.3%
                         Large Company Growth Portfolio                                           13.0%    9.0% - 17.0%
                         Disciplined Growth Portfolio                                              3.3%    2.3% - 4.3%
                     Diversified Small Cap style                                        6.5%               4.5% - 8.5%
                         Small Cap Index Portfolio                                                 1.6%    1.1% - 2.1%
                         Small Company Growth Portfolio                                            1.6%    1.1% - 2.1%
                         Small Company Value Portfolio                                             1.6%    1.1% - 2.1%
                         Small Cap Value Portfolio                                                 1.6%    1.1% - 2.1%
                     International style                                                9.8%               6.8% - 12.8%
                         International Portfolio                                                   7.6%    5.2% - 9.9%
                         International Equity Portfolio                                            2.2%    1.5% - 2.9%
            Diversified Bond Fund style                             35%                                     15% - 55%
                     Managed Fixed Income Portfolio                                     17.5%              7.5% - 27.5%
                     Strategic Value Bond Portfolio                                     5.8%               2.5% - 9.2%
                     Positive Return Bond Portfolio                                     11.7%               5% - 18.3%
            ...............................................................................................................

            Total Fund Assets                                      100%


[Risk icon]

         RISK CONSIDERATIONS. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies.

         This risk could negatively affect the value of a Fund's investments.

AGGRESSIVE BALANCED-EQUITY FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. In relation to other balanced funds, the Fund emphasizes its positions in equity securities. Normally, the Fund invests 80% of its portfolio in several different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. These styles include:

          o    INDEX STYLE - replicates securities in the S&P 500 Index;


          o    INCOME   EQUITY   STYLE  -  emphasizes   investments   in  large,
               high-quality  domestic  companies  with  above-average   dividend
               income;


          o    LARGE   COMPANY   STYLE  -  emphasizes   investments   in  large,
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

         Normally, the Fund invests 20% of its portfolio in several different fixed-income investment styles. The blending of these multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income-portion of the Fund's investments. These styles include:


          o INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated in the 4 highest ratings categories or of comparable quality) intermediate-term securities;

          o    VALUE  STYLE  -  emphasizes   investments   in  debt   securities
               (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates; and


          o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds.

72


          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                              Total Allocation      Current Portfolio         Range of
            Investment style                                                            Allocation           Investment
            ................................................................................................................
            Diversified Equity Fund style                            80%                                      60% - 100%
                     Index Portfolio                                                       20%                15% - 25%
                     Income Equity Portfolio                                               20%                15% - 25%
                     Large Company style                                                   20%                15% - 25%
                         Large Company Growth Portfolio                                               16%     12% - 20%
                         Disciplined Growth Portfolio                                                  4%      3% - 5%
                     Diversified Small Cap style                                            8%                 6% - 10%
                         Small Cap Index Portfolio                                                   2.0%    1.5% - 2.5%
                         Small Company Growth Portfolio                                              2.0%    1.5% - 2.5%
                         Small Company Value Portfolio                                               2.0%    1.5% - 2.5%
                         Small Cap Value Portfolio                                                   2.0%    1.5% - 2.5%
                     International style                                                   12%                 9% - 15%
                         International Portfolio                                                     9.3%    7.0% - 11.6%
                         International Equity Portfolio                                              2.7%     2% - 3.4%
            Diversified Bond Fund style                              20%                                       0% - 40%
                     Managed Fixed Income Portfolio                                       10.0%                0% - 20%
                     Strategic Value Bond Portfolio                                        3.3%               0% - 6.7%
                     Positive Return Bond Portfolio                                        6.7%               0% - 13.3%
            .................................................................................................................

            Total Fund Assets                                       100%


[RISK ICON]

         RISK CONSIDERATIONS. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies.

         This risk could negatively affect the value of a Fund's investments.

--------------------------------------------------------------------------------
[Stock icon]
EQUITY FUNDS
--------------------------------------------------------------------------------

INDEX FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to replicate the return of the S&P 500 Index. The Fund seeks to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs.

          Under normal circumstances, the Fund holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index. The Adviser generally executes portfolio transactions for the Fund only to replicate the composition of the S&P 500 Index, to invest cash received from portfolio security dividends or investments in the Fund, and to raise cash to fund redemptions. The Fund may hold cash or cash equivalents to facilitate payment of the Fund's expenses or redemptions and may invest in index futures contracts to a limited extent. For these and other reasons, the Fund's performance can be expected to approximate but not equal the S&P 500 Index.

[Risk icon]

          RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk

INCOME EQUITY FUND


[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation consistent with above-average dividend income. The Fund's primary strategy is to invest in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Fund primarily emphasizes investments in securities of companies with above-average dividend income. In selecting securities, the Fund uses various valuation measures, including above-average dividend yields and below industry average price-to-earnings, price-to-book, and price-to-sales ratios. For the purposes of the Fund's investments, large companies are those with market capitalizations greater than the median of the Russell 1000 Index.


         The Fund also may invest in preferred stock, convertible securities, and securities of foreign companies.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

VALUGROWTH STOCK FUND


[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation. The Fund's principal strategy is to invest in large-capitalization companies that, in the view of the Adviser, possess above average growth characteristics, and appear to be undervalued. For the purposes of the Fund's investments, large companies are those with market capitalizations within those of companies included in the Russell 1000 Index.


         In selecting investments, the Fund seeks to identify and invest in those companies with earnings and dividends that will grow faster than both inflation and the economy in general. The Fund invests in companies with growth potential that has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Fund relies primarily on a company-by-company analysis rather than on a broader analysis of industry or economic sector trends. The Fund considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness

74


         of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, the Fund applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

         The Fund may invest in companies that are "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments form a comparatively small portion of the Fund's portfolio.

         The Fund may invest up to 20% of its total assets in securities of foreign companies.


[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. To the extent that the Fund invests in medium-capitalization companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. There also is a risk of using a value strategy because the stocks in which the Fund invests may remain undervalued during a given period or decline in price. This may occur because larger stocks or investments based on large-stock indices are more appealing to investors or because value stocks as a category lose favor with investors compared to growth stocks. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies.

         This risk could negatively affect the value of a Fund's investments.

DIVERSIFIED EQUITY FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund's investments combine 5 different equity investment styles, which include:

          o    INDEX STYLE - replicates securities in the S&P 500 Index;


          o    INCOME   EQUITY   STYLE  -  emphasizes   investments   in  large,
               high-quality  domestic  companies  with  above-average   dividend
               income;


          o    LARGE   COMPANY   STYLE  -  emphasizes   investments   in  large,
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

         Because Diversified Equity Fund blends 5 equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends 3 equity investment styles.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                                 Current
                                                                Total           Portfolio              Range of
        Investment  style                                     Allocation       Allocation             Investment
        .................................................................................................................
        Index Portfolio                                          25%                                 23.5% - 26.5%
        Income Equity Portfolio                                  25%                                 23.5% - 26.5%
        Large Company style                                      25%                                 23.5% - 26.5%
                 Large Company Growth Portfolio                                    20%               18.5% - 21.5%
                 Disciplined Growth Portfolio                                      5%                 3.5% - 6.5%
        Diversified Small Cap style                              10%                                 8.5% - 11.5%
                 Small Cap Index Portfolio                                        2.5%                1.0% - 4.0%
                 Small Company Growth Portfolio                                   2.5%                1.0% - 4.0%
                 Small Company Value Portfolio                                    2.5%                1.0% - 4.0%
                 Small Cap Value Portfolio                                        2.5%                1.0% - 4.0%
        International Style                                      15%                                 13.5% - 16.5%
                 International Portfolio                                          11.6%              10.1% - 13.1%
                 International Equity Portfolio                                   3.4%                1.9% - 4.9%
        .................................................................................................................

        Total Fund Assets                                        100%

         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market value. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.


[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

76


GROWTH EQUITY FUND

         Investment Objective and Strategies. The Fund's investment objective is to provide a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. The Fund's investments combine 3 different equity investment styles, which include:

          o    LARGE   COMPANY   STYLE  -  emphasizes   investments   in  large,
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

         Because the Fund invests more of its assets in small companies and foreign investments, it is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends 5 equity styles.

          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                    Total           Current Portfolio   Range of Investment
            Investment style                                      Allocation           Allocation
            .................................................................................................................
             Large Company Growth Portfolio                           35%                                     33% - 37%
             Diversified Small Cap Style                              35%                                     33% - 37%
                      Small Cap Index Portfolio                                            8.8%             6.8% - 10.8%
                      Small Company Growth Portfolio                                       8.8%             6.8% - 10.8%
                      Small Company Value Portfolio                                        8.8%             6.8% - 10.8%
                      Small Cap Value Portfolio                                            8.8%             6.8% - 10.8%
             International Style                                      30%                                     28% - 32%
                      International Portfolio                                              23.3%            21.3% - 25.3%
                      International Equity Portfolio                                       6.8%              4.8% - 8.8%
             ................................................................................................................

             Total Fund Assets                                        100%

         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market or other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.


[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. There also is a risk of using a growth strategy because the stocks in which the Fund invests may not achieve the anticipated growth during a given period or decline in price. This may occur if growth stocks as a category lose favor with investors compared to value stocks. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund may invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


LARGE COMPANY GROWTH FUND


[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that have superior growth potential. For the purposes of the Fund's investments, large companies are those with market capitalization greater than the median of the Russell 1000 Index. In selecting securities, the Fund seeks issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is generally unrecognized or misperceived by the market.


         The Fund may invest up to 20% of its total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

DIVERSIFIED SMALL CAP FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small- cap equity investment styles. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach designed to minimize the volatility and risk of investing in small-cap equity securities. The Fund invests in several different small-cap equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 4 Portfolios.

78


          ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                                     Current Portfolio             Range of
          Investment style                                              Allocation                Investment
          ..............................................................................................................
          Small Cap Index Portfolio                                         25%                  23.5% - 26.5%
          Small Company Growth Portfolio                                    25%                  23.5% - 26.5%
          Small Company Value Portfolio                                     25%                  23.5% - 26.5%
          Small Cap Value Portfolio                                         25%                  23.5% - 26.5%
          ..............................................................................................................

          Total Fund Assets                                                100%

         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. Because the Fund invests in small-cap companies, it also has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others.

SMALL COMPANY STOCK FUND

         Investment Objective and Strategies. The Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its assets in the common stock of small domestic companies. For the purposes of the Fund's investments, small companies are those with market capitalizations of less than that of the largest stock in the Russell 2000 Index. The Fund also may invest up to 35% of its assets in companies with market capitalizations below that of the average company in the S&P 500 Index and up to 20% of its assets in foreign securities.

         In selecting securities, the Fund seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which may result in an enhanced entrepreneurial spirit and greater focus. The Fund believes that such companies may develop into significant business enterprises and that an investment in these companies offers a greater opportunity for capital appreciation than an investment in larger, more established companies.





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[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in small- and medium-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. The market for small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


SMALL CAP OPPORTUNITIES FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund invests at least 65% of its assets in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less.

         In selecting investments, the Fund attempts to identify securities of companies that can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. An assessment of a company's management's competence will be an important consideration. These criteria are not rigid and the Fund may make other investments to achieve its objective.

         The Fund will invest principally in equity securities, including common stocks, securities convertible into common stocks, or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. The Fund also may invest to a limited degree in non-convertible debt securities and preferred stocks.


[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in small-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


SMALL COMPANY GROWTH FUND


[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies. The Fund invests at least 65% of its assets in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. For the purposes of the Fund's investments,, small companies are those with capitalizations  of less than the  largest  stock in the  Russell  2000
         Index.






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80


         In selecting investments, the Fund seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value.

         While not a principal strategy, the Fund may invest up to 10% of its total assets in securities of foreign companies.


[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in small-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent that the Fund invests in foreign securities, it may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


INTERNATIONAL FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. The Fund is a "gateway" fund that invests in a "core" portfolio. The Fund invests substantially all of its assets (at least 65%) in equity securities of high quality foreign companies. The Fund selects investments on the basis of their potential for capital appreciation without regard to current income. In general, the Fund invests only in securities of companies and governments that the Adviser considers to be both politically and economically stable.

[Risk icon]

         RISK CONSIDERATIONS. The risks of investing in the Fund include market risk and foreign risk. Foreign risk is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies.
         This risk could negatively affect the value of a Fund's investments.





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--------------------------------------------------------------------------------
DESCRIPTION OF CORE PORTFOLIOS
--------------------------------------------------------------------------------

The following is a discussion of the investment objectives and strategies of the core portfolios, or Portfolios, in which some of the Funds that are gateway funds invest. Risk considerations for the Portfolios are included, as relevant, with the description of the gateway fund above.

MONEY MARKET PORTFOLIO AND PRIME MONEY MARKET PORTFOLIO

         The Cash Investment Fund and Ready Cash Investment Fund section of this prospectus describes these Portfolios.

POSITIVE RETURN BOND PORTFOLIO


         The Portfolio seeks to produce a positive total return each calendar year regardless of general bond market performance by investing in a portfolio of U.S. Government securities and corporate fixed-income securities. The Portfolio's assets are divided into 2 components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments), long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The average dollar-weighted portfolio maturity will vary between 1 and 30 years.

         Under normal circumstances, the Portfolio invests at least 50% of its net assets in U.S. Government securities, including U.S. Treasury Securities. The Portfolio only purchases securities that are rated, at the time of purchase, within 1 of the 2 highest long-term ratings categories assigned by an NRSRO or that are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 25% of its assets in securities rated in the second highest ratings category. The Portfolio limits its investments in zero-coupon securities, securities with variable or floating rates of interest, or asset-backed securities to 25% of its total assets.


STABLE INCOME PORTFOLIO

         The Stable Income Fund section of this prospectus describes this Portfolio.

MANAGED FIXED INCOME PORTFOLIO

         The Portfolio seeks consistent fixed-income returns by investing primarily in investment grade intermediate-term securities. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government securities, and the debt securities of financial institutions, corporations, and others. The Adviser emphasizes the use of intermediate maturity securities to lessen duration and employs low risk yield




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         enhancement  techniques to enhance  return over a complete  economic or interest rate cycle. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates. The Adviser considers intermediate-term securities to be those with maturities of between 2 and 20 years.


         The Portfolio will limit its investments in mortgage-backed securities to not more than 65% of its total assets and its investments in other asset-backed securities to not more than 25% of its net assets. In addition, the Portfolio may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.


         The Portfolio invests in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. The Portfolio normally will have an average dollar-weighted portfolio maturity of between 3 and 12 years and a duration of between 2 and 6 years.

         While not a principal strategy, the Portfolio also may invest up to 10% of its total assets in securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisions, agencies, or instrumentalities; loan or security participations; securities of supranational organizations; and municipal securities.

STRATEGIC VALUE BOND PORTFOLIO

         The Total Return Bond Fund section of this prospectus describes this Portfolio. Total Return Bond Fund invests all its assets in this Portfolio. The only difference between the Fund and the Portfolio is that the Portfolio's investment objective is to seek total return by investing primarily in income-producing securities.

INDEX PORTFOLIO

         The Index Fund section of this prospectus describes this Portfolio.

INCOME EQUITY PORTFOLIO

         The Income Equity Fund section of this prospectus describes this Portfolio.

LARGE COMPANY GROWTH PORTFOLIO

         The Large Company Growth Fund section of this prospectus describes this Portfolio.

DISCIPLINED GROWTH PORTFOLIO

         The Portfolio seeks capital appreciation by investing in common stocks of larger companies. The Portfolio seeks higher long-term returns by investing primarily in the common stock of companies that, in the view of




                                       86
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                                                                              83


         the Adviser, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

         The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Adviser uses both quantitative and fundamental analysis. The Adviser may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Adviser uses a variety of valuation measures to determine whether the share price already reflects any positive fundamentals identified by the Adviser. In addition to approximately equal weighting of portfolio securities, the Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.

SMALL CAP INDEX PORTFOLIO

         The Portfolio seeks to replicate the return of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the S&P 600 Small Cap Index. The Adviser generally executes portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Fund may hold cash or cash equivalents to facilitate payment of the Fund's expenses or redemptions and may invest in index futures contracts. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal that of the S&P 600 Small Cap Index.

SMALL COMPANY GROWTH PORTFOLIO

         The Small Company Growth Fund section of this prospectus describes this Portfolio.

SMALL COMPANY VALUE PORTFOLIO


         The Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies with market capitalizations of less than that of the largest stock in the Russell 2000 Index. The Adviser focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. Value investing may reduce downside risk and offer potential for capital appreciation as a stock gains favor among other investors and its stock price rises.


SMALL CAP VALUE PORTFOLIO


         The Portfolio seeks capital appreciation by investing in common stocks of smaller companies. The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations within those of companies included in the Russell 2000 Index. The Portfolio seeks higher growth rates and greater





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         long-term returns by investing primarily in the common stock of smaller companies that the Adviser believes to be undervalued and likely to report a level of corporate earnings exceeding the level expected by
         investors.   The  Adviser   values   companies   based  upon  both  the
         price-to-earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the Adviser uses both quantitative and fundamental analysis. Among other factors, the Adviser considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.

INTERNATIONAL PORTFOLIO


         The International Fund section of this prospectus describes this Portfolio.


INTERNATIONAL EQUITY PORTFOLIO

         The Portfolio seeks long-term total return, with an emphasis on capital appreciation, by investing primarily in equity securities of foreign companies. The Portfolio invests at least 80% of its assets in a diversified portfolio of common stock of companies located or operating in developed and emerging markets. It is expected that the securities held by the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the United States. The Portfolio must invest its assets in the securities of at least five different countries other than the United States. The Portfolio may also invest in American Depositary Receipts, European Depositary Receipts, or other similar instruments convertible into securities of foreign issuers.

         The Adviser uses a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The Adviser considers a company's historical performance and its projected future earnings. The Adviser also considers other key criteria such as a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment. In allocating among countries, regions and industry sectors, the Adviser considers economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment.





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OTHER CONSIDERATIONS [Image of spreadsheet]

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

         The Funds may use certain derivative instruments, such as options, swap agreements, interest rate caps, collars, and floors, and futures contracts to manage risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. In addition to other risks, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

--------------------------------------------------------------------------------
DOWNGRADED SECURITIES
--------------------------------------------------------------------------------

         Each Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible rating category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE POSITION
--------------------------------------------------------------------------------

         To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents. When a Fund makes temporary defensive investments, it may not achieve its investment objective.

         When a Tax-Free Fixed Income Fund assumes a temporary defensive position, it is likely that its shareholders may be subject to federal and applicable state income taxes on a greater portion of the Fund's income distributions.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

         From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The Financial Highlights table lists each Fund's portfolio turnover rate.

--------------------------------------------------------------------------------
YEAR 2000
--------------------------------------------------------------------------------


         Certain computer systems may not process date-related information properly on and after January 1, 2000. The Funds' Advisers are addressing this matter for their systems. The Funds' other service providers have informed the Funds that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Funds or the issues in which the Funds invest and could therefore lower the value of your Fund shares.





                                       89
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MANAGEMENT OF THE FUNDS [Image of spreadsheet]


--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

         NORWEST INVESTMENT MANAGEMENT, INC. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth and Marquette, Minneapolis, MN 55479, is the investment adviser for each Fund and each Portfolio except the Portfolios advised by Schroder and Wells Fargo Bank. In this capacity, NIM makes investment decisions for and administers the Funds' and Portfolios' investment programs. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets.

         SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., 787 Seventh Avenue, 34th Floor, New York, NY 10019, is the investment adviser for International Portfolio. In this capacity, Schroder makes investment decisions for and administers the Portfolio's investment programs. As of June 30, 1999, Schroder provided advisory services for over $36 billion in assets.

         WELLS FARGO BANK, or WFB, 525 Market Street, San Francisco, CA 94105, is the investment adviser for International Equity Portfolio. In this capacity, WFB makes investment decisions for and administers the Portfolio's investment program. As of June 30, 1999, WFB provided advisory services for over $131 billion in assets.

         Norwest and certain of the Funds and the Portfolios have retained investment subadvisers to make investment decisions for and administer the investment programs of those Funds and Portfolios. Norwest decides which portion of the assets of a Fund or Portfolio the subadviser should manage and supervises the subadvisers' performance of their duties. The subadvisers are:


         Schroder is also the investment sub-adviser for Small Cap Opportunities Fund. In this capacity, Schroder makes investment decisions for and administers the Fund's investment program

         GALLIARD CAPITAL MANAGEMENT, Inc. or GALLIARD, 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is an investment advisory subsidiary of Norwest Bank and provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations, and corporate and other business entities. As of June 30, 1999, Galliard provided advisory services for over $5.4 billion in assets.


         PEREGRINE CAPITAL MANAGEMENT, INC. or PEREGRINE, LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is an investment advisory subsidiary of Norwest Bank and provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans, and 401(k) plans. As of June 30, 1999, Peregrine provided advisory services for over $6.9 billion in assets.

         SMITH ASSET MANAGEMENT GROUP, L.P. or SMITH, 300 Crescent Court, Suite 750, Dallas, TX 75201, is an investment advisory affiliate of Norwest Bank and provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 30, 1999, Smith provided advisory services for over $895 million in assets.





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         WELLS CAPITAL MANAGEMENT INCORPORATED,  or WCM, 525 Market Street, 10th
         Floor, San Francisco, CA 94105, is a wholly-owned subsidiary of WFB and is the investment Subadviser for International Equity Portfolio. WCM provides investment advisory services to various bank and thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, corporations and other business entities. As of June 30, 1999, WCM provided advisory services for over $42.6 billion in assets.

         How investment advisory fees are paid depends on whether or not a Fund invests in Portfolios.

          o If a Fund invests directly in a portfolio of securities, Norwest receives an investment advisory fee directly from the Fund.

          o If a Fund invests in a single Portfolio, Norwest or Schroder receives an investment advisory fee from the Portfolio.


          o If a Fund invests in more than one Portfolio, Norwest, Schroder, or WFB receives an investment advisory fee from each of those Portfolios. In addition, Norwest receives a fee from each Fund, except Cash Investment Fund, for the "asset allocation services" of determining the Funds' investments in the Portfolios and how much of a Fund's assets to invest in each Portfolio.


         If a Fund invests in more than one Portfolio, the total amount of the investment advisory fee paid to Norwest or Schroder as a result of the Fund's investments varies depending on how much of the Fund's assets are invested in, and the investment advisory fee payable to, each Portfolio.

         Norwest (and not the Funds or Portfolios) pays the subadvisers' investment subadvisory fees. The investment subadvisory fees do not increase the amount of the investment advisory fees paid to Norwest by the Funds or Portfolios.

88


         For these advisory services for the fiscal year ending May 31, 1999, the Funds paid:


         Fund                                                     Fee as a percentage of average daily net assets
         ...................................................... ....................................................
         Cash Investment Fund                                                          0.23%
         Ready Cash Investment Fund                                                    0.33%
         U.S. Government Fund                                                          0.13%
         Treasury Plus Fund                                                            0.20%
         Treasury Fund                                                                 0.14%
         Municipal Money Market Fund                                                   0.33%
         Stable Income Fund                                                            0.30%
         Limited Term Government Income Fund                                           0.33%
         Intermediate Government Income Fund                                           0.33%
         Diversified Bond Fund                                                         0.55%
         Income Fund                                                                   0.50%
         Total Return Bond Fund                                                        0.50%
         Strategic Income Fund                                                         0.62%
         Limited Term Tax-Free Fund                                                    0.50%
         Tax-Free Income Fund                                                          0.50%
         Colorado Tax-Free Fund                                                        0.50%
         Minnesota Intermediate Tax-Free Fund                                          0.25%
         Minnesota Tax-Free Fund                                                       0.50%
         Moderate Balanced Fund                                                        0.66%
         Growth Balanced Fund                                                          0.70%
         Aggressive Balanced-Equity Fund                                               0.72%
         Index Fund                                                                    0.15%
         Income Equity Fund                                                            0.50%
         ValuGrowth Stock Fund                                                         0.79%
         Diversified Equity Fund                                                       0.74%
         Growth Equity Fund                                                            0.90%
         Large Company Growth Fund                                                     0.65%
         Diversified Small Cap Fund                                                    0.99%
         Small Company Stock Fund                                                      0.90%
         Small Cap Opportunities Fund                                                  0.60%
         Small Company Growth Fund                                                     0.90%
         International Fund                                                            0.70%


         Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Funds' investments. The year a portfolio manager began managing a Fund or Portfolio follows the manager's name in parenthesis. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers.

[Currency icon]
         MONEY MARKET FUNDS



         CASH INVESTMENT FUND
         ...............................................................................................................
             PORTFOLIO:                       PRIME MONEY MARKET PORTFOLIO
             PORTFOLIO MANAGERS:              David D. Sylvester (1987), Laurie R. White (1991), and Robert G. Leuty
                                              (1998)
         .................................... ..........................................................................
             PORTFOLIO:                       MONEY MARKET PORTFOLIO
             PORTFOLIO MANAGERS:              David D. Sylvester (1987), Laurie R. White (1991), and Robert G. Leuty
                                              (1998)
         ...............................................................................................................
         READY CASH INVESTMENT FUND
             PORTFOLIO:                       PRIME MONEY MARKET PORTFOLIO
             PORTFOLIO MANAGERS:              David D. Sylvester (1988), Laurie R. White (1991), and Robert G. Leuty
                                              (1998)
         ...............................................................................................................
         U.S. GOVERNMENT FUND
         TREASURY FUND
         TREASURY PLUS FUND
             PORTFOLIO MANAGERS:              David D. Sylvester (1987, 1990, 1998), Laurie R. White (1991, 1998), and
                                              Robert G. Leuty (1998)
         .................................... ..........................................................................
         MUNICIPAL MONEY MARKET FUND
             PORTFOLIO MANAGERS:              David D. Sylvester (1995), Laurie R. White (1998), and Robert G. Leuty
                                              (1998)
[Bond icon]
FIXED INCOME FUNDS


         STABLE INCOME FUND
             PORTFOLIO:                       STABLE INCOME PORTFOLIO
             SUBADVISER:                      GALLIARD
             PORTFOLIO MANAGERS:              John Huber (1998)
         .................................... ..........................................................................
         ...............................................................................................................
         LIMITED TERM GOVERNMENT INCOME FUND
         INTERMEDIATE GOVERNMENT INCOME FUND
             PORTFOLIO MANAGER:               Marjorie H. Grace, CFA (1997, 1995)
         .................................... ..........................................................................
         ...............................................................................................................
         DIVERSIFIED BOND FUND
             PORTFOLIO:                       POSITIVE RETURN BOND PORTFOLIO
             SUBADVISER:                      PEREGRINE
             PORTFOLIO MANAGERS:              William D. Giese, CFA (1994) and Patricia Burns, CFA (1998)
         .................................... ..........................................................................
         .................................... ..........................................................................
             PORTFOLIO:                       STRATEGIC VALUE BOND PORTFOLIO
             SUBADVISER:                      GALLIARD
             PORTFOLIO MANAGERS:              Richard Merriam, CFA (1997), John Huber (1998), and David Yim (1998)
         .................................... ..........................................................................
         .................................... ..........................................................................
             PORTFOLIO:                       MANAGED FIXED INCOME PORTFOLIO
             SUBADVISER:                      GALLIARD
             PORTFOLIO MANAGERS:              Richard Merriam, CFA (1995) and Ajay Mirza (1998)
         .................................... ..........................................................................
         ...............................................................................................................
         INCOME FUND
             PORTFOLIO MANAGER:               Marjorie H. Grace, CFA (1996)
         .................................... ..........................................................................




                                       93

90

[Bond icon]
FIXED INCOME FUNDS - CONTINUED

         ...............................................................................................................

         ...............................................................................................................
         TOTAL RETURN BOND FUND
             PORTFOLIO:                       STRATEGIC VALUE BOND PORTFOLIO
             SUBADVISER:                      GALLIARD
             PORTFOLIO MANAGERS:              Richard Merriam, CFA (1998), John Huber (1998), and David Yim (1998)
         .................................... ..........................................................................
         ...............................................................................................................
         STRATEGIC INCOME FUND
             PORTFOLIO:                        POSITIVE RETURN BOND PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               William D. Giese (1994), CFA and Patricia Burns (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        STRATEGIC VALUE BOND PORTFOLIO
             SUBADVISER:                       GALLIARD
             PORTFOLIO MANAGERS:               Richard Merriam, CFA (1997), John Huber (1998), and David Yim (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        MANAGED FIXED INCOME PORTFOLIO
             SUBADVISER:                       GALLIARD
             PORTFOLIO MANAGERS:               Richard Merriam, CFA (1995) and Ajay Mirza (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        STABLE INCOME PORTFOLIO
             SUBADVISER:                       GALLIARD
             PORTFOLIO MANAGER:                John Huber (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        MONEY MARKET PORTFOLIO
             PORTFOLIO MANAGERS:               David D. Sylvester (1991), Laurie R. White (1991), and Robert G. Leuty
                                               (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        INDEX PORTFOLIO
             PORTFOLIO MANAGERS:               David D. Sylvester (1996) and Laurie R. White (1996)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        INCOME EQUITY PORTFOLIO

             PORTFOLIO MANAGER:                David L. Roberts, CFA (1994) and Gary J. Dunn, CFA (1994)
         ..................................... .........................................................................
         ..................................... .........................................................................

             PORTFOLIO:                        LARGE COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIOS:                       DISCIPLINED GROWTH PORTFOLIO AND  SMALL CAP VALUE PORTFOLIO
             SUBADVISER:                       SMITH
             PORTFOLIO MANAGER:                Stephen S. Smith, CFA (1997)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        SMALL CAP INDEX PORTFOLIO
             PORTFOLIO MANAGERS:               David D. Sylvester (1998) and Laurie R. White (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        SMALL COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               Robert B. Mersky, CFA (1994), and Paul E. von Kuster, CFA (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        SMALL COMPANY VALUE PORTFOLIO
             SUBADVISER:                       PEREGRINE

             PORTFOLIO MANAGERS:               Tasso H. Coin, Jr., CFA (1995) and Douglas G. Pugh, CFA (1997)
         ..................................... .........................................................................





                                       94

91

[Bond icon]
FIXED INCOME FUNDS - CONTINUED


         STRATEGIC INCOME FUND - CONTINUED
             PORTFOLIO:                        INTERNATIONAL PORTFOLIO
             ADVISER:                          SCHRODER
             PORTFOLIO MANAGER:                Michael Perelstein (1997)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        INTERNATIONAL EQUITY PORTFOLIO
             SUBADVISER:                       WCM
             PORTFOLIO MANAGERS:               Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)

[Municipal icon]
TAX-FREE FIXED INCOME FUNDS


         LIMITED TERM TAX-FREE FUND
         TAX-FREE INCOME FUND
             PORTFOLIO MANAGER:                William T. Jackson, CFA (1996, 1993)
         ..................................... .........................................................................
         ...............................................................................................................
         COLORADO TAX-FREE FUND
             PORTFOLIO MANAGER:                William T. Jackson, CFA (1993)
         ..................................... .........................................................................
         MINNESOTA INTERMEDIATE TAX-FREE FUND
         MINNESOTA TAX-FREE FUND
             PORTFOLIO MANAGER:                Patricia D. Hovanetz, CFA (1997, 1991)

[Stock and bond icon]
BALANCED FUNDS


         MODERATE BALANCED FUND
         GROWTH BALANCED FUND
         AGGRESSIVE BALANCED-EQUITY FUND
             PORTFOLIO:                        POSITIVE RETURN BOND PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               William D. Giese, CFA (1994) and Patricia Burns (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        STRATEGIC VALUE BOND PORTFOLIO
             SUBADVISER:                       GALLIARD
             PORTFOLIO MANAGERS:               Richard Merriam, CFA (1997), John Huber (1998), and David Yim (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        MANAGED FIXED INCOME PORTFOLIO
             SUBADVISER:                       GALLIARD
             PORTFOLIO MANAGERS:               Richard Merriam, CFA (1995) and Ajay Mirza (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        STABLE INCOME PORTFOLIO (MODERATE BALANCED FUND ONLY)
             SUBADVISER:                       GALLIARD.
             PORTFOLIO MANAGER:                John Huber (1998)
         ..................................... .........................................................................




                                       95

92

[Stock and bond icon]
BALANCED FUNDS - CONTINUED


         MODERATE BALANCED FUND
         GROWTH BALANCED FUND
         AGGRESSIVE BALANCED-EQUITY FUND - CONTINUED
             PORTFOLIO:                        INDEX PORTFOLIO
             PORTFOLIO MANAGERS:               David D. Sylvester (1996) and Laurie R. White (1996)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        INCOME EQUITY PORTFOLIO

             PORTFOLIO MANAGER:                David L. Roberts, CFA (1994) and Gary J. Dunn, CFA (1994)
         ..................................... .........................................................................
         ..................................... .........................................................................

             PORTFOLIO:                        LARGE COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................

             PORTFOLIOS:                       DISCIPLINED GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO
             SUBADVISER:                       SMITH
             PORTFOLIO MANAGER:                Stephen S. Smith, CFA (1997)
             PORTFOLIO:                        SMALL CAP INDEX PORTFOLIO
             PORTFOLIO MANAGERS:               David D. Sylvester (1998) and Laurie R. White (1998)
             PORTFOLIO:                        SMALL COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
             PORTFOLIO:                        SMALL COMPANY VALUE PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               Tasso H. Coin, Jr., CFA (1995) and Douglas G. Pugh, CFA(1997)

         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        INTERNATIONAL PORTFOLIO
             ADVISER:                          SCHRODER
             PORTFOLIO MANAGER:                Michael Perelstein (1997)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        INTERNATIONAL EQUITY PORTFOLIO
             SUBADVISER:                       WCM
             PORTFOLIO MANAGERS:               Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)

[Stock icon]
EQUITY FUNDS


         INDEX FUND
             PORTFOLIO:                        INDEX PORTFOLIO
             PORTFOLIO MANAGERS:               David D. Sylvester (1996) and Laurie R. White (1996)
         ..................................... .........................................................................
         ...............................................................................................................
         INCOME EQUITY FUND
             PORTFOLIO:                        INCOME EQUITY PORTFOLIO

             PORTFOLIO MANAGER:                David L. Roberts, CFA (1994) and Gary J. Dunn, CFA(1994)
         ..................................... .........................................................................





                                       96

                                                                              93

[Stock icon]
EQUITY FUNDS - CONTINUED


         VALUGROWTH STOCK FUND
             PORTFOLIO MANAGER:                Kelli K. Hill (1999)
         ..................................... .........................................................................
         ...............................................................................................................
         DIVERSIFIED EQUITY FUND
         GROWTH EQUITY FUND
             PORTFOLIO:                        INDEX PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY)
             PORTFOLIO MANAGERS:               David D. Sylvester (1996) and Laurie R. White (1996)
         ..................................... .........................................................................
         ..................................... .........................................................................

             PORTFOLIO:                        INCOME EQUITY PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY)
             PORTFOLIO MANAGER:                David L. Roberts, CFA (1994) and Gary J. Dunn, CFA (1994)

         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        LARGE COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIOS:                       DISCIPLINED GROWTH PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY) AND SMALL
                                               CAP VALUE PORTFOLIO
             SUBADVISER:                       SMITH
             PORTFOLIO MANAGER:                Stephen S. Smith (1997)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        SMALL CAP INDEX PORTFOLIO
             PORTFOLIO MANAGERS:               David D. Sylvester (1998) and Laurie R. White (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        SMALL COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        SMALL COMPANY VALUE PORTFOLIO
             SUBADVISER:                       PEREGRINE

             PORTFOLIO MANAGERS:               Tasso H. Coin, Jr., CFA (1995) and Douglas G. Pugh, CFA (1997)
         ..................................... .........................................................................
         ..................................... .........................................................................

             PORTFOLIO:                        INTERNATIONAL PORTFOLIO
             ADVISER:                          SCHRODER
             PORTFOLIO MANAGER:                Michael Perelstein (1997)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        INTERNATIONAL EQUITY PORTFOLIO
             SUBADVISER:                       WCM
             PORTFOLIO MANAGERS:               Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)
         ..................................... .........................................................................
         ...............................................................................................................
         LARGE COMPANY GROWTH FUND
             PORTFOLIO:                        LARGE COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)
         ..................................... .........................................................................
         ...............................................................................................................
         DIVERSIFIED SMALL CAP FUND
             PORTFOLIO:                        SMALL CAP INDEX PORTFOLIO
             PORTFOLIO MANAGERS:               David D. Sylvester (1998) and Laurie R. White (1998)
         ..................................... .........................................................................




                                       97

94

[Stock icon]
EQUITY FUNDS - CONTINUED


         DIVERSIFIED SMALL CAP FUND - CONTINUED
             PORTFOLIO:                        SMALL COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               Robert B. Mersky, CFA (1994)  and Paul von Kuster, CFA (1998)
         ..................................... .........................................................................
         ..................................... .........................................................................
             PORTFOLIO:                        SMALL COMPANY VALUE PORTFOLIO
             SUBADVISER:                       PEREGRINE

             PORTFOLIO MANAGERS:               Tasso H. Coin, Jr., CFA (1995) and Douglas G. Pugh, CFA (1997)
         ..................................... .........................................................................
         ..................................... .........................................................................

             PORTFOLIO:                        SMALL CAP VALUE PORTFOLIO
             SUBADVISER:                       SMITH
             PORTFOLIO MANAGER:                Stephen S. Smith, CFA (1997)
         ..................................... .........................................................................
         ...............................................................................................................
         SMALL COMPANY STOCK FUND
             PORTFOLIO MANAGER:                Thomas Zeifang (1999)
         ..................................... .........................................................................
         ...............................................................................................................
         SMALL CAP OPPORTUNITIES FUND
             PORTFOLIO MANAGER:                Ira L. Unschuld (1998)
         ..................................... .........................................................................
         ...............................................................................................................
         SMALL COMPANY GROWTH FUND
             PORTFOLIO:                        SMALL COMPANY GROWTH PORTFOLIO
             SUBADVISER:                       PEREGRINE
             PORTFOLIO MANAGERS:               Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)
         ..................................... .........................................................................
         ...............................................................................................................
         INTERNATIONAL FUND
             PORTFOLIO:                        INTERNATIONAL PORTFOLIO
             ADVISER:                          SCHRODER
             PORTFOLIO MANAGER:                Michael Perelstein (1997)


PORTFOLIO MANAGERS

Norwest Portfolio Managers:

PATRICIA BURNS, associated with Norwest or its affiliates since 1983. Ms. Burns is a Senior Vice-President of Peregrine and has been a portfolio manager at Peregrine for more than ten years.

TASSO H. COIN, Jr., associated with Norwest or its affiliates since 1995. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995, Mr. Coin was a research officer at Lord Asset Management.

JOHN S. DALE, associated with Norwest or its affiliates since 1968. Mr. Dale is a Senior Vice President of Peregrine.

WILLIAM D. GIESE, associated with Norwest or its affiliates since 1982. Mr. Giese is a Senior Vice President of Peregrine, has been a portfolio manager at Peregrine for more than ten years, and has more than 20 years' experience in fixed-income securities management.

MARJORIE H. GRACE, associated with Norwest or its affiliates since 1992. Ms. Grace is a Director, Taxable Fixed Income of Norwest.

KELLI K. HILL, associated with Norwest since 1999. Ms. Hill is also a portfolio manager at WCM, with whom she has been associated since 1989. Ms. Hill is also the Treasurer for the San Francisco Ballet Association Encore!, and a board member for Las Casa de les Madres, the largest women's shelter in the San Francisco area.

PATRICIA D. HOVANETZ, associated with Norwest or its affiliates since 1966. Ms. Hovanetz is a Director-Tax-Exempt Fixed Income of Norwest and has been associated with Norwest or Norwest Bank for more than 25 years in capacities related to municipal bond investments.

JOHN HUBER, associated with Norwest or its affiliates since 1990. Mr. Huber has been a portfolio manager and Corporate Trading Specialist at Galliard since 1995 and has been in investment management since 1991.

WILLIAM T. JACKSON, associated with Norwest or its affiliates since 1993. Mr. Jackson is a Managing Director, Tax-Exempt Fixed Income of Norwest.

ROBERT G. LEUTY, associated with Norwest or its affiliates since 1992. Mr. Leuty is a Senior Portfolio Manager of Norwest.

DAVID S. LUNT, associated with Norwest or its affiliates since 1992. Mr. Lunt is a Managing Director, Equities of Norwest.

RICHARD MERRIAM, associated with Norwest or its affiliates since 1995. Mr. Merriam has been a managing partner of Galliard since 1995 and is responsible for investment process and strategy. Mr. Merriam was previously Chief Investment Officer of Insight Investment Management.

ROBERT B. MERSKY, associated with Norwest or its affiliates since 1968. Mr. Mersky is the President of Peregrine.

96


AJAY MIRZA, associated with Norwest or its affiliates since 1995. Mr. Mirza has been a Portfolio Manager and Mortgage Specialist with Galliard since 1995. Before joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers.

GARY E. NUSSBAUM, associated with Norwest or its affiliates since 1990. Mr. Nussbaum is a Senior Vice President of Peregrine.

DOUGLAS G. PUGH, associated with Norwest or its affiliates since 1997. Mr. Pugh is a Senior Vice President of Peregrine. Before joining Peregrine, Mr. Pugh was a senior equity analyst and portfolio manager for Advantus Capital Management and an analyst with Kemper Corporation.

DAVID L. ROBERTS, associated with Norwest or its affiliates since 1972. Mr. Roberts is a Managing Director, Equities of Norwest.

STEPHEN S. SMITH, associated with Norwest or its affiliates since 1997. Mr. Smith has been a Chief Investment Officer and principal of the Smith Group since 1995. Mr. Smith previously served as senior portfolio manager with NationsBank and in several capacities with AIM Management Company's Summit Fund.

DAVID D. SYLVESTER, associated with Norwest or its affiliates since 1979. Mr. Sylvester currently is a Managing Director - Reserve Asset Management.

KARL P. TOURVILLE, associated with Norwest or its affiliates since 1986. Mr. Tourville has been a managing partner of Galliard since 1995.

PAUL E. VON KUSTER, associated with Norwest or its affiliates since 1972. Mr. Von Kuster is a Senior Vice President of Peregrine.

LAURIE R. WHITE, associated with Norwest or its affiliates since 1991. Ms. White is a Director-Reserve Asset Management.

DAVID YIM, associated with Norwest or its affiliates since 1995. Mr. Yim has been a portfolio manager and Director of Investment Research of Galliard since 1995 and previously worked for American Express Financial Advisors as a Research Analyst.

THOMAS ZEIFANG, associated with Norwest or its affiliates since 1999. Mr. Zeifang also is a portfolio manager at WCM, with whom he has been associated since 1995. Prior to 1995, he served as an analyst at Fleet Investment Advisors.

Schroder Portfolio Managers:

MICHAEL PERELSTEIN, associated with Schroder or its affiliates since 1997. Mr. Perelstein has been a Senior Vice President of Schroder since January 1997. Previously Mr. Perelstein was a Managing Director at MacKay Shields.

IRA L. UNSCHULD, associated with Schroder or its affiliates since 1990. Mr. Unschuld is a Group VIce President.

Wells Fargo Portfolio Managers:

STACEY HO, associated with WCM since 1997. Ms. Ho is co-manager for the international equity portfolios and funds. Prior thereto, she was a senior portfolio manager at Clemente Capital Management and prior thereto, managed Japanese and U.S. equity portfolios at Edison International.

KATHERINE SCHAPIRO, associated with WFB since 1992. Prior to her association with WFB, she was a vice president and fund manager for Newport Pacific Management, an international investment advisory firm based in San Francisco. Ms. Schapiro is President of the Security Analysts of San Francisco.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

         Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund that invests in 1 or more Portfolios. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in Portfolios. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

--------------------------------------------------------------------------------
OTHER FUND SERVICES
--------------------------------------------------------------------------------

         The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, dividend disbursing agent, and custodian.

98



HOW TO BUY AND SELL SHARES [Image of office]


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HOW TO BUY AND SELL SHARES
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CLASSES OF SHARES

         This Prospectus offers certain classes of shares of the Funds. Each class is designed for a different type of investor and may have different fees or investment minimums.

          o All Money Market Funds, except Ready Cash Investment Fund, offer Institutional Shares. Institutional Shares are designed for institutional investors.

          o    Ready Cash  Investment Fund and Municipal Money Market Fund offer
               Investor   Shares.   Investor  Shares  are  designed  for  retail
               investors.

          o All Funds, other than Money Market Funds, offer I Shares. I Shares are designed for clients of investment advisers and bank trust departments, trust companies, and their affiliates, including broker-dealers if the Fund does not offer other classes of shares.

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DETERMINATION OF NET ASSET VALUE
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         Each Fund  determines  its net asset value or NAV on each Fund business day, which is any day that the New York Stock Exchange is open, by dividing the value of its net assets (i.e.,. the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds determine their net asset values at the following times:


         Municipal Money Market Fund                                        Noon, Eastern Time

         Treasury Fund                                                      1:00 p.m., Eastern Time
         U.S. Government Fund                                               2:00 p.m. Eastern Time
         Cash Investment Fund and Ready Cash Investment Fund                3:00 p.m., Eastern Time
         Each other Fund                                                    4:00 p.m., Eastern Time
         Treasury Plus Fund                                                 5:00 p.m., Eastern Time


         All Funds other than Money Market Funds value portfolio securities at current market value if market quotations are readily available. If market quotations are not readily available, the Funds value those securities at fair value as determined by or pursuant to procedures adopted by the Board.

         In order to maintain net asset value per share at $1.00, the Money Market Funds (and the Portfolios in which they invest) value their portfolio securities at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and then assuming a constant amortization to maturity of any discount or premium.





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         European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Fund business day. Trading in foreign securities, however, may not take place on all Fund business days or
         may  take  place  on  days  that  are  not  Fund  business   days.  The
         determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affect the securities' value after the close of the markets on which they trade, the Funds may make an adjustment to the value of the securities for purposes of determining net asset value.

         For purposes of determining net asset value, the Funds convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

         You may purchase or redeem shares at a price equal to their NAV next determined after receipt of your purchase order, or redemption request in proper form on fund business day.

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GENERAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

         You may purchase shares directly or through a financial institution. The Funds' transfer agent processes all transactions in Fund shares. Not all Funds offered in this Prospectus are available for purchase in all states. Please contact the Funds or your financial representative for information about whether a Fund is available in your state.

         You may purchase and redeem Fund shares without a sales or redemption charge. I Shares and Investor Shares require a minimum initial investment of $1,000 and a minimum subsequent investments of $100. Institutional Shares require a minimum initial investment of $100,000 and have no minimum for subsequent investments.

         If you purchase Money Market Fund shares, your shares become eligible to receive distributions on the day that your order is accepted. If you purchase shares of any other Fund, your shares become eligible to receive distributions the Fund Business Day after a purchase order is received in proper form.

         The Funds reserve the right to reject any subscription for the purchase of shares. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

         If you purchase Money Market Fund shares, your order will not be complete until the Fund receives immediately available funds. The Money Market Funds must receive purchase and redemption orders before the times indicated below.


                                                    TIMES INDICATED ARE EASTERN TIME
             ...............................................................................................................
                                                             Order must be                       Payment must be
                                                              received by                          received by
             ...............................................................................................................
             ...............................................................................................................
             Cash Investment Fund                              3:00 p.m.                            4:00 p.m.
             Ready Cash Investment Fund                        3:00 p.m.                            4:00 p.m.
             U.S. Government Fund                              2:00 p.m.                            4:00 p.m.
             Treasury Plus Fund                                5:00 p.m.                            5:00 p.m.
             Treasury Fund                                     1:00 p.m.                            4:00 p.m.
             Municipal Money Market Fund                          Noon                              4:00 p.m.





                                      103
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100


         The Money Market Funds may advance the time by which purchase or redemption orders and payments must be received on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or other circumstances affect a Fund's trading hours.


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PURCHASE PROCEDURES
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DIRECT PURCHASES

         You may obtain an account application by writing Norwest Advantage Funds at the following address:

By regular mail:                    NORWEST ADVANTAGE FUNDS
                                    [NAME OF FUND]
                                    P.O. Box 8265
                                    Boston, MA 02266-8265

By overnight mail only to:          NORWEST ADVANTAGE FUNDS
                                    [NAME OF FUND]
                                    Attn: CCSU
                                    Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

         When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

          You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

         Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES BY MAIL

         You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks




                                      104
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         may take longer.  If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent, or the distributor.

         To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds, or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan, or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

PURCHASES BY BANK WIRE

         You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment in a Fund by bank wire. Then instruct your bank to wire your money immediately to:

                           STATE STREET BANK & TRUST
                           BOSTON, MA
                           ABA      011000028
                           FNF: (NORWEST ADVANTAGE FUND NAME)
                           AC: 9905-434-8
                           FOR FURTHER CREDIT: ___________________
                           (NAME ON NORWEST FUND ACCOUNT AND FUND ACCOUNT NUMBER

         Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

         You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

         You can make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.


<

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102



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GENERAL REDEMPTION INFORMATION
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         You may  redeem  Fund  shares  at  their  net  asset  value on any Fund
         Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

         Fund shares are redeemed as of the next determination of the Fund's net asset value following receipt by the transfer agent of the redemption order in proper form (and any supporting documentation that the transfer agent may require). Redeemed Money Market Fund shares are not entitled to receive distributions on the day on which the redemption is effective. Redeemed shares of any other Fund are not entitled to receive distributions after the day on which the redemption is effective.

         Redemption orders for Money Market Fund shares are accepted up to the times indicated above for acceptance of purchase orders of Money Market Fund shares. As described above, the Money Market Funds may advance the times for receipt of redemption orders.

         Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the New York Stock Exchange is closed (or trading is restricted) for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

         To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5)
         distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and (11) the payment of redemption proceeds to any address, person or account for which there are not established standing instructions.

         You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations or other eligible institutions. The specific institution must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

         The Funds and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.





                                      106
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         Because of the cost of maintaining smaller accounts,  Norwest Advantage
         Funds may redeem, upon not less than 60 days' written notice, any account holding I Shares or Investor Shares with a net asset value of less than $1,000 or any account holding Institutional Shares with a net asset value of less than $100,000 immediately following any redemption.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES
--------------------------------------------------------------------------------

         If you have invested directly in a Fund, you may redeem your shares as described below. If you have invested through a financial institution, you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire, you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

REDEMPTION BY MAIL

         You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signatures guaranteed.

REDEMPTION BY TELEPHONE

         If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

REDEMPTION BY BANK WIRE

         If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are transmitted by wire on the Fund Business Day of, in the case of Money Market Funds, or after, in the case of other Funds, the transfer agent receives a redemption request in proper form.




                                      107
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104



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EXCHANGES
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         If you hold I Shares or  Institutional  Shares,  you may exchange those shares for I Shares or Institutional Shares of other Funds offering those shares. If you hold Investor Shares, you may exchange those shares for Investor Shares of the Funds offering Investor Shares or for a class of shares of certain of the Funds that is not offered by this prospectus. Call or write the transfer agent for more information.

         The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of the Fund into which you are exchanging.

         You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a Fund only if that Fund's shares legally may be sold in your state of residence.

         The Funds and federal tax law treat an exchange as a  redemption  and a
         purchase  of  shares.   The  Funds  may  amend  or  terminate  exchange
         procedures on 60 days' notice.

EXCHANGES BY MAIL

         You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE

         If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.




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[Image of PCs]
DISTRIBUTIONS AND TAX MATTERS
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DISTRIBUTIONS

      Distributions of net investment income are declared and paid as follows:


            Declared daily and paid monthly:           Each Money Market Fund,  Limited Term Government  Income Fund,
                                                       Income Fund,  Total Return Bond Fund,  and each Tax-Free Fixed
                                                       Income Fund.

            Declared and paid monthly:                 Stable Income Fund,  Intermediate  Government Income Fund, and
                                                       Diversified Bond Fund.

            Declared and paid quarterly:               Income Equity Fund,  ValuGrowth  Stock Fund, and Small Company
                                                       Stock Fund.

            Declared and    paid     annually:         Strategic     Income    Fund, each  Balanced  Fund, Index Fund,
                                                       Diversified  Equity  Fund,  Growth Equity Fund, Large   Company
                                                       Growth   Fund,  Diversified   Small   Cap   Fund,   Small   Cap
                                                       Opportunities   Fund,   Small   Company    Growth   Fund,   and
                                                       International Fund.


         Each Fund's net capital gain, if any, is distributed at least annually.

          You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option, and the Directed Dividend Option.

          o Under the Reinvestment Option, all distributions of a Fund are automatically invested in additional shares of that Fund. You are automatically assigned this option unless you select another option.

          o    Under the Cash Option, you are paid all distributions in cash.

          o Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another Fund. Call or write the transfer agent for more information about the Directed Dividend Option.

         All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a Fund. All distributions reinvested in a Fund are reinvested at the Fund's net asset value as of the payment date of the distribution.




                                      109
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--------------------------------------------------------------------------------
TAX MATTERS
--------------------------------------------------------------------------------

         The Funds are managed so that they do not owe federal income or excise taxes. Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

         Distributions (other than distributions of net investment income of Funds that distribute net investment income daily) reduce the net asset value of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable.

FUNDS INVESTING IN FOREIGN SECURITIES

         If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes. International Fund intends, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio and Schroder EM Core Portfolio. If you own shares of International Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of the foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes on your federal income tax return.

TAX-EXEMPT DISTRIBUTIONS

         Generally,   you  will  not  be  subject  to  federal   income  tax  on
         distributions paid by Municipal Money Market Fund or by a Tax-Free Fixed Income Fund out of tax-exempt interest income earned by the Fund ("exempt-interest distributions"). If you use, or are related to someone who uses, facilities financed by private activity bonds held by a Fund, you may be subject to federal income tax on your pro rata share of the interest income from those securities and should consult your tax adviser before purchasing shares. Interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal AMT imposed on individuals and corporations. In addition, exempt-interest distributions are included in the "adjusted current earnings" of corporations for AMT purposes. As noted above, the Municipal Money Market Fund and each Tax-Free Fixed Income Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Further, capital gain, if any, distributed by these Funds are subject to tax. If you borrow money to purchase or carry shares of these Funds, the interest on your debt generally is not deductible for federal income tax purposes. If shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

         MUNICIPAL MONEY MARKET FUND, LIMITED-TERM TAX-FREE FUND, AND TAX-FREE INCOME FUND. The federal income tax exemption on exempt-interest distributions does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. You may be exempt from state and local taxes




                                      110
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                                                                             107


         on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which you reside. You may, however, be subject to tax on distributions of interest derived from the municipal securities of other jurisdictions. Consult your tax adviser concerning the application of state and local taxes to investments in a Fund that may differ from the federal income tax consequences described above.

         COLORADO TAX-FREE FUND. It is anticipated that substantially all of the exempt interest distributions paid by the Fund to individuals will be exempt from Colorado personal income tax. Distributions made by the Fund to Colorado individuals, trusts, estates, and corporations subject to the Colorado income tax generally will be treated for Colorado income tax purposes in the same manner as they are treated for federal income tax purposes. Some differences may arise for taxpayers subject to the AMT because interest on Colorado private activity bonds is not a preference item for Colorado income tax purposes. Furthermore, Colorado has no corporate AMT. Because the Fund may, except as indicated, purchase only Colorado municipal securities, none of the exempt-interest distributions paid by the Fund will be subject to Colorado income tax.

         MINNESOTA INTERMEDIATE TAX-FREE FUND AND MINNESOTA TAX-FREE FUND. It is anticipated that substantially all of the exempt-interest distributions paid by the Fund to individuals will be exempt from Minnesota personal income tax. Interest earned on Minnesota municipal securities is generally excluded from gross income for Minnesota state income tax purposes, while interest earned on securities issued by municipal issuers from other states is not excluded. At least 95% of the exempt-interest distributions paid by the Fund must be derived from Minnesota municipal securities in order for any portion of the exempt-interest distributions paid by the Fund to be exempt from the Minnesota personal income tax. Exempt-interest distributions paid by the Fund to shareholders that are corporations are subject to Minnesota franchise tax.

         Under Minnesota law, if the difference in state income tax treatment between Minnesota municipal securities and the municipal securities of issuers in other states should be judicially determined to discriminate against interstate commerce, the Minnesota legislature has expressed its intention that the discrimination be remedied by adding interest on Minnesota municipal securities to the taxable income of Minnesota residents. This treatment would begin with the taxable years that begin during the calendar year in which the court's decision is final. If the interest on Minnesota municipal securities is determined in general to be taxable income for Minnesota income tax, the Fund will consider what actions are to be taken in light of its current investment objectives and investment policies.

         The Minnesota AMT on resident individuals is based in part on their income for purposes of the federal AMT. Accordingly, individual shareholders of the Fund may be subject to the Minnesota AMT on exempt-interest distributions paid by the Fund which are attributable to interest received by the Fund on certain private activity securities, even though those distributions are exempt from the regular Minnesota personal income tax.

108


FINANCIAL HIGHLIGHTS [Image of office]

The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Fund's financial statements and the auditor's reports, are included in the Fund's Annual Report, which is available upon request, at no charge.

[Currency icon]

THE MONEY MARKET FUNDS - I SHARES




                                                             Net Realized

                                                                  and        Distributions       Capital         Ending
                             Beginning Net        Net         Unrealized        from Net      Contribution      Net Asset
                              Asset Value     Investment      Gain (Loss)      Investment         From          Value Per
                               Per Share        Income      on Investments       Income          Adviser          Share

-------------------------------------------------------------------------------------------------------------------------
Cash Investment Fund
Year Ended May 31, 1999          $1.00          $0.049            --            ($0.049)           --             $1.00
Year Ended May 31, 1998          $1.00          $0.053            --            ($0.053)           --             $1.00
Year Ended May 31, 1997          $1.00          $0.051            --            ($0.051)           --             $1.00
Year Ended May 31, 1996          $1.00          $0.054            --            ($0.054)           --             $1.00
Year Ended May 31, 1995          $1.00          $0.049            --            ($0.049)           --             $1.00

Ready Cash Investment
Fund- Investor Shares
Year Ended May 31, 1999          $1.00          $0.046            --            ($0.046)           --             $1.00
Year Ended May 31, 1998          $1.00          $0.050            --            ($0.050)           --             $1.00
Year Ended May 31, 1997          $1.00          $0.047            --            ($0.047)           --             $1.00
Year Ended May 31, 1996          $1.00          $0.051            --            ($0.051)           --             $1.00
Year Ended May 31, 1995          $1.00          $0.045            --            ($0.045)           --             $1.00

U.S. Government Fund
Year Ended May 31, 1999          $1.00          $0.047            --            ($0.047)           --             $1.00
Year Ended May 31, 1998          $1.00          $0.051            --            ($0.051)           --             $1.00
Year Ended May 31, 1997          $1.00          $0.049            --            ($0.049)           --             $1.00
Year Ended May 31, 1996          $1.00          $0.052            --            ($0.052)           --             $1.00
Year Ended May 31, 1995          $1.00          $0.047            --            ($0.047)           --             $1.00

Treasury Plus Fund
July 6, 1998(e) to May 31,       $1.00          $0.033            --            ($0.033)           --             $1.00
1999



                                      112

                                                                             109

                              --------------------------------------
                                        RATIO TO AVERAGE
                                           NET ASSETS
                              --------------------------------------

                                  Net                                             Net Assets at
                               Investment      Net        Gross         Total     End of Period
                                 Income     Expenses   Expenses(a)    Return(b)      (000's
                                                                                    Omitted)
------------------------------------------------------------------------------------------------
Cash Investment Fund
Year Ended May 31, 1999         4.91%(d)    0.48%(d)     0.57%(d)       5.04%      $5,481,802
Year Ended May 31, 1998         5.29%(d)    0.48%(d)    0.57% (d)       5.42%      $4,685,818
Year Ended May 31, 1997          5.07%        0.48%       0.49%         5.21%      $2,147,894
Year Ended May 31, 1996          5.36%        0.48%       0.49%         5.50%      $1,739,549
Year Ended May 31, 1995          4.87%        0.48%       0.50%         4.96%      $1,464,304

Ready Cash Investment
Fund- Investor Shares
Year Ended May 31, 1999         4.56%(d)    0.82%(d)     0.82%(d)       4.68%       $953,175
Year Ended May 31, 1998         4.95%(d)    0.82%(d)     0.82%(d)       5.07%       $789,380
Year Ended May 31, 1997          4.75%        0.82%       0.83%         4.87%       $576,011
Year Ended May 31, 1996          5.02%        0.82%       0.87%         5.17%       $473,879
Year Ended May 31, 1995          4.64%        0.82%       0.91%         4.62%       $268,603

U.S. Government Fund
Year Ended May 31, 1999          4.69%        0.50%       0.52%         4.81%      $3,368,534
Year Ended May 31, 1998          5.08%        0.50%       0.51%         5.20%      $2,260,208
Year Ended May 31, 1997          4.91%        0.49%       0.49%         5.04%      $1,912,574
Year Ended May 31, 1996          5.13%        0.50%       0.51%         5.27%      $1,649,721
Year Ended May 31, 1995          4.68%        0.50%       0.52%         4.81%      $1,159,421

Treasury Plus Fund
July 6, 1998(e) to May 31,      4.25%(c)    0.50%(c)     0.84%(c)       3.30%        $92,139
1999





                                      113

110





                                                             Net Realized

                                                                  and        Distributions
                             Beginning Net        Net         Unrealized        from Net
                              Asset Value     Investment      Gain (Loss)      Investment
                               Per Share        Income      on Investments       Income

-------------------------------------------------------------------------------------------

Treasury Fund
Year Ended May 31, 1999          $1.00          $0.044            --            ($0.044)
Year Ended May 31, 1998          $1.00          $0.049            --            ($0.049)
Year Ended May 31, 1997          $1.00          $0.047            --            ($0.047)
Year Ended May 31, 1996          $1.00          $0.050            --            ($0.050)
Year Ended May 31, 1995          $1.00          $0.046            --            ($0.046)

Municipal Money Market Fund
Investor Shares
Year Ended May 31, 1999          $1.00          $0.027            --            ($0.027)
Year Ended May 31, 1998          $1.00          $0.031            --            ($0.031)
Year Ended May 31, 1997          $1.00          $0.030            --            ($0.030)
Year Ended May 31, 1996          $1.00          $0.033            --            ($0.033)
Year Ended May 31, 1995          $1.00          $0.031         ($0.004)         ($0.031)

Municipal Money Market Fund
Institutional Shares
Year Ended May 31, 1998          $1.00          $0.029            --            ($0.029)
Year Ended May 31, 1998          $1.00          $0.033            --            ($0.033)
Year Ended May 31, 1997          $1.00          $0.032            --            ($0.032)
Year Ended May 31, 1996          $1.00          $0.035            --            ($0.035)
Year Ended May 31, 1995          $1.00          $0.033         ($0.004)         ($0.033)
----------------------------------------------------------------------------


                                      114

                                                                             111

                                 RATIO TO AVERAGE
                                                                           NET ASSETS
                                                              --------------------------------------
                                  Capital         Ending
                               Contribution      Net Asset        Net                                             Net Assets at
                                   From          Value Per     Investment      Net        Gross         Total     End of Period
                                  Adviser          Share         Income     Expenses   Expenses(a)    Return(b)      (000's
                                                                                                                    Omitted)
--------------------------------------------------------------------------------------------------------------------------------

Treasury Fund
Year Ended May 31, 1999             --             $1.00         4.34%        0.46%       0.53%         4.49%      $1,548,549
Year Ended May 31, 1998             --             $1.00         4.89%        0.46%       0.54%         5.00%      $1,440,515
Year Ended May 31, 1997             --             $1.00         4.74%        0.46%       0.53%         4.87%      $1,003,697
Year Ended May 31, 1996             --             $1.00         4.91%        0.46%       0.56%         5.04%       $802,270
Year Ended May 31, 1995             --             $1.00         4.62%        0.46%       0.57%         4.65%       $661,098

Municipal Money Market Fund
Investor Shares
Year Ended May 31, 1999             --             $1.00         2.72%        0.65%       0.86%         2.76%        $41,174
Year Ended May 31, 1998             --             $1.00         3.13%        0.65%       0.83%         3.18%        $44,070
Year Ended May 31, 1997             --             $1.00         3.01%        0.65%       0.87%         3.08%        $54,616
Year Ended May 31, 1996             --             $1.00         3.25%        0.65%       0.88%         3.31%        $57,021
Year Ended May 31, 1995           $0.004           $1.00         3.10%        0.65%       0.93%       3.13%(f)       $47,424

Municipal Money Market Fund
Institutional Shares
Year Ended May 31, 1998             --             $1.00         2.91%        0.45%       0.57%         2.97%      $1,019,589
Year Ended May 31, 1998             --             $1.00         3.32%        0.45%       0.59%         3.39%       $977,693
Year Ended May 31, 1997             --             $1.00         3.21%        0.45%       0.70%         3.28%       $635,655
Year Ended May 31, 1996             --             $1.00         3.41%        0.45%       0.72%         3.52%       $592,436
Year Ended May 31, 1995           $0.004           $1.00         3.37%        0.45%       0.74%       3.33%(f)      $278,953
----------------------------


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND FEE WAIVERS.
(C)  ANNUALIZED.
(D)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(E) COMMENCEMENT OF OPERATIONS; MUNICIPAL MONEY MARKET FUND'S INITIAL CLASS BECAME INVESTOR SHARES.
(F) TOTAL RETURN FOR 1995 INCLUDES THE EFFECT OF A CAPITAL CONTRIBUTION FROM NORWEST BANK. WITHOUT THE CAPITAL CONTRIBUTION, TOTAL RETURN WOULD HAVE BEEN 2.59% FOR INVESTOR SHARES AND 2.79% FOR INSTITUTIONAL SHARES.

112

[Bond icon]

FIXED INCOME FUNDS - I SHARES




                                                                        Net Realized

                                                                            and       DistributionDistributions   Ending
                                            Beginning        Net         Unrealized    from Net     from Net     Net Asset
                                               Net
                                           Asset Value    Investment    Gain (Loss)   Investment    Realized     Value Per
                                            Per Share       Income     on Investments    Income       Gain         Share
--------------------------------------------------------------------------------------------------------------------------
Stable Income Fund
Year Ended May 31, 1999                      $10.30         $0.52         ($0.02)       ($0.53)        --         $10.27
Year Ended May 31, 1998                      $10.24         $0.58          $0.05        ($0.57)        --         $10.30
Year Ended May 31, 1997                      $10.20         $0.58          $0.04        ($0.58)        --         $10.24
November 1, 1995 to May 31, 1996             $10.72         $0.28          $0.03        ($0.77)      ($0.06)      $10.20
November 11, 1994(e) to October 31, 1995     $10.00         $0.50          $0.22          --           --         $10.72

Limited Term Government Income Fund
Year Ended May 31, 1999                       $9.88         $0.58         ($0.12)       ($0.58)      (0.05)        $9.71
October 1, 1997(e) to May 31, 1998           $10.00         $0.38         ($0.11)       ($0.38)      ($0.01)       $9.88

Intermediate Government Income Fund
Year Ended May 31, 1999                      $11.22         $0.66         ($0.18)       ($0.65)        --         $11.05
Year Ended May 31, 1998                      $10.84         $0.71          $0.37        ($0.70)        --         $11.22
Year Ended May 31, 1997                      $10.89         $0.72         ($0.04)       ($0.73)        --         $10.84
November 1, 1995 to May 31, 1996             $12.40         $0.40          $0.53        ($1.32)      ($1.12)      $10.89
November 11, 1994(e) to October 31,          $11.11         $0.93          $0.36          --           --         $12.40
1995(g)

Diversified Bond Fund
Year Ended May 31, 1999                      $27.03         $1.34         ($0.17)       ($1.43)      ($0.66)      $26.11
Year Ended May 31, 1998                      $25.60         $1.61          $1.51        ($1.66)      ($0.03)      $27.03
Year Ended May 31, 1997                      $26.03         $1.59          $0.01        ($1.69)      ($0.34)      $25.60
November 1, 1995 to May 31, 1996             $27.92         $1.07         ($0.99)       ($1.67)      ($0.30)      $26.03
November 11, 1994(e) to October 31, 1995     $25.08         $1.65          $1.19          --           --         $27.92

Income Fund
Year Ended May 31, 1999                       $9.78         $0.59         ($0.31)       ($0.59)        --          $9.47
Year Ended May 31, 1998                       $9.27         $0.61          $0.51        ($0.61)        --          $9.78
Year Ended May 31, 1997                       $9.26         $0.62          $0.01        ($0.62)        --          $9.27
Year Ended May 31, 1996                       $9.62         $0.61         ($0.36)       ($0.61)        --          $9.26
Year Ended May 31, 1995                       $9.51         $0.65          $0.11        ($0.65)        --          $9.62

Total Return Bond Fund
Year Ended May 31, 1999                       $9.64         $0.56         ($0.24)       ($0.56)      ($0.22)       $9.18
Year Ended May 31, 1998                       $9.41         $0.59          $0.28        ($0.59)      ($0.05)       $9.64
Year Ended May 31, 1997                       $9.40         $0.60          $0.04        ($0.60)      ($0.03)       $9.41
Year Ended May 31, 1996                       $9.73         $0.64         ($0.31)       ($0.64)      ($0.02)       $9.40
Year Ended May 31, 1995                       $9.54         $0.67          $0.19        ($0.67)        --          $9.73

Strategic Income Fund(i)
Year Ended May 31, 1999                      $19.56         $0.82          $0.81        ($0.84)      ($0.37)      $19.98
Year Ended May 31, 1998                      $18.47         $0.79          $1.75        ($0.86)      ($0.59)      $19.56
Year Ended May 31, 1997                      $18.12         $0.97          $0.71        ($0.95)      ($0.38)      $18.47
November 1, 1995 to May 31, 1996             $18.21         $0.48          $0.42        ($0.76)      ($0.23)      $18.12
November 11, 1994(e) to October 31, 1995     $16.19         $0.75          $1.27          --           --         $18.21



                                      116

                                                                             113

                                          ---------------------------------------
                                                     Ratio to Average
                                                        Net Assets
                                          ---------------------------------------

                                               Net                                              Portfolio     Net Assets at

                                           Investment       Net        Gross         Total       Turnover     End of Period
                                          Income (Loss)  Expenses   Expenses(a)    Return(b)       Rate      (000's Omitted)
-------------------------------------------------------------------------------------------------------------------------------
Stable Income Fund
Year Ended May 31, 1999                     5.10%(c)     0.65%(c)     0.76%(c)       4.95%      29.46%(d)        $179,201
Year Ended May 31, 1998                     5.69%(c)     0.65%(c)     0.76%(c)       6.28%      37.45%(d)        $144,215
Year Ended May 31, 1997                       5.73%        0.65%       0.79%         6.24%        41.30%         $111,030
November 1, 1995 to May 31, 1996            5.74%(f)     0.65%(f)     0.92%(f)       2.97%       109.95%         $83,404
November 11, 1994(e) to October 31, 1995    5.91%(f)     0.65%(f)     0.98%(f)       7.20%       115.85%         $48,087

Limited Term Government Income Fund
Year Ended May 31, 1999                       5.78%        0.42%       0.81%         4.63%        19.20%         $80,518
October 1, 1997(e) to May 31, 1998          5.78%(f)     0.40%(f)     0.89%(f)       4.42%        99.49%         $66,113

Intermediate Government Income Fund
Year Ended May 31, 1999                       5.77%        0.68%       0.72%         4.30%       123.61%         $420,305
Year Ended May 31, 1998                       6.35%        0.68%       0.72%        10.19%        96.76%         $400,346
Year Ended May 31, 1997                       6.57%        0.68%       0.72%         6.36%       183.05%         $371,278
November 1, 1995 to May 31, 1996            6.71%(f)     0.71%(f)     1.17%(f)       0.60%        74.64%         $399,324
November 11, 1994(e) to October 31,         7.79%(f)     0.68%(f)     0.93%(f)      11.58%       240.90%         $50,213
1995(g)

Diversified Bond Fund
Year Ended May 31, 1999                     5.58%(c)     0.70%(c)     1.07%(c)       4.15%      77.11%(d)        $179,133
Year Ended May 31, 1998                     5.98%(c)     0.70%(c)     1.02%(c)      12.39%      90.94%(d)        $134,831
Year Ended May 31, 1997                       6.19%        0.70%       0.77%         6.23%        57.19%         $162,310
November 1, 1995 to May 31, 1996            6.78%(f)     0.70%(f)     0.77%(f)       0.22%       118.92%         $167,159
November 11, 1994(e) to October 31, 1995    5.87%(f)     0.67%(f)     0.82%(f)      11.32%        58.90%         $171,453

Income Fund
Year Ended May 31, 1999                       6.00%        0.75%       0.92%         2.81%       202.22%         $348,472
Year Ended May 31, 1998                       6.32%        0.75%       0.95%        12.35%       167.09%         $290,566
Year Ended May 31, 1997                       6.59%        0.75%       1.02%         6.90%       231.00%         $258,207
Year Ended May 31, 1996                       6.30%        0.75%       1.06%         2.58%       270.17%         $271,157
Year Ended May 31, 1995                       7.02%        0.75%       1.06%         8.49%        98.83%         $109,994

Total Return Bond Fund
Year Ended May 31, 1999                     5.88%(c)     0.75%(c)     0.98%(c)       3.26%      48.43%(d)       $85,857
Year Ended May 31, 1998                     6.14%(c)     0.75%(c)     0.86%(c)       9.45%      134.56%(d)     $109,084
Year Ended May 31, 1997                       6.36%        0.75%       1.05%         6.95%        55.07%       $125,437
Year Ended May 31, 1996                       6.57%        0.75%       1.07%         3.41%        77.49%       $120,767
Year Ended May 31, 1995                       7.04%        0.71%       1.17%         9.43%        35.19%        $96,199

Strategic Income Fund(i)
Year Ended May 31, 1999                       4.22%        0.80%       1.04%         8.45%      53.82%(d)      $263,328
Year Ended May 31, 1998                       4.47%        0.80%       1.03%        14.13%      58.07%(d)      $235,254
Year Ended May 31, 1997                       4.38%        0.81%       0.98%         9.58%        72.03%       $128,777
November 1, 1995 to May 31, 1996            4.65%(f)     0.82%(f)     0.97%(f)       5.14%        56.47%       $146,950
November 11, 1994(e) to October 31, 1995    4.67%(f)     0.82%(f)     1.03%(f)      12.48%        65.53%       $136,710
--------------------------------------------------------------------------------------


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND FEE WAIVERS.
(C)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.

(D) THE FUND DOES NOT HOLD INVESTMENT SECURITIES DIRECTLY. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE PORTFOLIOS OF CORE TRUST (DELAWARE). PORTFOLIO TURNOVER FOR A FUND NORMALLY WOULD BE BASED ON THE TURNOVER OF A FUND'S INVESTMENTS IN THE CORE TRUST PORTFOLIO RATHER THAN THE UNDERLYING SECURITIES IN THAT PORTFOLIO. SINCE A FUND HAS AN INDIRECT INTEREST IN THE SECURITIES HELD IN THE CORE TRUST PORTFOLIO, THE PORTFOLIO TURNOVER RATE DISCLOSED IS CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING THE PERCENTAGE OF THE FUND'S INVESTMENTS IN THE RESPECTIVE PORTFOLIO BY THE CORRESPONDING PORTFOLIO'S PORTFOLIO TURNOVER RATE.

(E)  COMMENCEMENT OF OPERATIONS.
(F)  ANNUALIZED.
(G)  ADJUSTED FOR A FIVE TO ONE STOCK SPLIT.
(H) PORTFOLIO TURNOVER RATE IS NOT APPLICABLE AS THE FUND INVESTED IN MORE THAN ONE PORTFOLIO.
(I) PRIOR TO OCTOBER 1, 1997, STRATEGIC INCOME FUND WAS NAMED CONSERVATIVE BALANCED FUND.

114

[Municipal icon]

TAX FREE INCOME FUNDS - I SHARES




                                                                      Net Realized

                                                                           and       DistributionDistributions  Ending
                                           Beginning        Net        Unrealized     from Net    from Net    Net Asset
                                              Net
                                          Asset Value   Investment     Gain (Loss)   Investment   Realized    Value Per
                                           Per Share      Income     On Investments     Income      Gain        Share
-------------------------------------------------------------------------------------------------------------------------
Limited Term Tax-Free Fund
Year Ended May 31, 1999                     $10.59         $0.46         ($0.04)       ($0.47)       --         $10.54
Year Ended May 31, 1998                     $10.39         $0.47          $0.21        ($0.47)     ($0.01)      $10.59
October 1, 1996(c) to May 31, 1997          $10.00         $0.31          $0.39        ($0.31)       --         $10.39

Tax-Free Income Fund
Year Ended May 31, 1999                     $10.54         $0.52         ($0.10)       ($0.51)     ($0.01)      $10.44
Year Ended May 31, 1998                     $10.06         $0.53          $0.48        ($0.53)       --         $10.54
Year Ended May 31, 1997                      $9.78         $0.54          $0.28        ($0.54)       --         $10.06
Year Ended May 31, 1996                      $9.82         $0.55         ($0.04)       ($0.55)       --         $9.78
Year Ended May 31, 1995                      $9.60         $0.55          $0.22        ($0.55)       --         $9.82

Colorado Tax-Free Fund
Year Ended May 31, 1999                     $10.69         $0.51         ($0.10)       ($0.51)     ($0.04)      $10.55
Year Ended May 31, 1998                     $10.22         $0.53          $0.47        ($0.53)       --         $10.69
Year Ended May 31, 1997                      $9.89         $0.54          $0.33        ($0.54)       --         $10.22
Year Ended May 31, 1996                      $9.90         $0.53         ($0.01)       ($0.53)       --         $9.89
Year Ended May 31, 1995                      $9.69         $0.48          $0.21        ($0.48)       --         $9.90

Minnesota Intermediate Tax-Free Fund
Year Ended May 31, 1999                     $10.03         $0.49         ($0.09)       ($0.49)     ($0.03)      $9.91
October 1, 1997(c) to May 31, 1998          $10.00         $0.33          $0.03        ($0.33)       --         $10.03

Minnesota Tax-Free Fund
Year Ended May 31, 1999                     $11.05         $0.52         ($0.09)       ($0.51)     ($0.01)      $10.96
Year Ended May 31, 1998                     $10.57         $0.53          $0.48        ($0.53)       --         $11.05
Year Ended May 31, 1997                     $10.30         $0.54          $0.27        ($0.54)       --         $10.57
Year Ended May 31, 1996                     $10.45         $0.56         ($0.15)       ($0.56)       --         $10.30
Year Ended May 31, 1995                     $10.16         $0.53          $0.29        ($0.53)       --         $10.45





                                      118

                                                                             115


                                        -------------------------------------
                                                  RATIO TO AVERAGE
                                                     NET ASSETS
                                        -------------------------------------

                                            Net                                           Portfolio   Net Assets at

                                        Investment      Net        Gross        Total     Turnover    End of Period
                                          Income     Expenses   Expenses(a)   Return(b)     Rate     (000's Omitted)
                                      -------------------------------------------------------------------------------
Limited Term Tax-Free Fund
Year Ended May 31, 1999                    4.26%       0.65%       1.04%        3.97%      40.56%        $88,223
Year Ended May 31, 1998                    4.47%       0.65%       1.03%        6.70%      46.06%        $54,602
October 1, 1996(c) to May 31, 1997       4.45%(d)    0.65%(d)     1.27%(d)      6.99%      16.39%        $40,990

Tax-Free Income Fund
Year Ended May 31, 1999                    4.83%       0.60%       0.91%        4.04%      105.53%       $311,757
Year Ended May 31, 1998                    5.09%       0.60%       0.92%       10.22%      142.81%       $286,734
Year Ended May 31, 1997                    5.40%       0.50%       1.03%        8.54%      152.33%       $259,861
Year Ended May 31, 1996                    5.57%       0.32%       1.06%        5.29%      126.20%       $276,159
Year Ended May 31, 1995                    5.84%       0.60%       1.05%        8.42%      130.90%       $94,454

Colorado Tax-Free Fund
Year Ended May 31, 1999                    4.71%       0.60%       0.99%        3.79%      76.62%        $48,926
Year Ended May 31, 1998                    5.01%       0.60%       1.01%        9.97%      69.87%        $32,342
Year Ended May 31, 1997                    5.35%       0.45%       1.13%        9.00%      129.26%       $25,917
Year Ended May 31, 1996                    5.30%       0.30%       1.13%        5.35%      171.41%       $24,074
Year Ended May 31, 1995                    5.08%       0.30%       1.16%        7.47%      47.88%        $24,539

Minnesota Intermediate Tax-Free Fund
Year Ended May 31, 1999                    4.84%       0.60%       0.68%        3.95%      19.54%        $222,953
October 1, 1997(c) to May 31, 1998       5.02%(d)    0.60%(d)     0.72%(d)      3.61%      15.13%        $209,685

Minnesota Tax-Free Fund
Year Ended May 31, 1999                    4.62%       0.60%       1.00%        3.96%      24.84%        $27,261
Year Ended May 31, 1998                    4.84%       0.60%       1.04%        9.71%      68.27%        $20,736
Year Ended May 31, 1997                    5.12%       0.60%       1.23%        7.98%      96.68%        $11,135
Year Ended May 31, 1996                    5.24%       0.51%       1.30%        3.97%      77.10%         $3,988
Year Ended May 31, 1995                    5.29%       0.48%       1.58%        8.44%      139.33%        $1,799

-------------------------------------------------------------------------------------


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND FEE WAIVERS.
(C)  COMMENCEMENT OF OPERATIONS.
(D)  ANNUALIZED.

116

[Stock and bond icon]

BALANCED FUNDS - I SHARES




                                                                            Net Realized

                                                                                 And       DistributionDistributions Ending
                                           Beginning Net        Net          Unrealized     from Net    from Net    Net Asset
                                            Asset Value      Investment      Gain (Loss)   Investment   Realized    Value Per
                                             Per Share         Income      on Investments     Income      Gain        Share

-------------------------------------------------------------------------------------------------------------------------------
Moderate Balanced Fund
Year Ended May 31, 1999                        $22.98          $0.85            $1.94        ($0.75)     ($0.78)     $24.14
Year Ended May 31, 1998                        $21.59          $0.80            $2.72        ($0.86)     ($1.27)     $22.98
Year Ended May 31, 1997                        $20.27          $0.77            $1.60        ($0.76)     ($0.29)     $21.59
November 1, 1995 to May 31, 1996               $19.84          $0.46            $0.89        ($0.66)     ($0.26)     $20.27
November 11, 1994(e) to October 31, 1995       $17.25          $0.65            $1.94          --          --        $19.84

Growth Balanced Fund
Year Ended May 31, 1999                        $28.06          $0.60            $3.88        ($0.58)     ($1.03)     $30.93
Year Ended May 31, 1998                        $24.77          $0.58            $4.52        ($0.60)     ($1.21)     $28.06
Year Ended May 31, 1997                        $22.83          $0.62            $2.86        ($0.63)     ($0.91)     $24.77
November 1, 1995 to May 31, 1996               $21.25          $0.31            $1.95        ($0.51)     ($0.17)     $22.83
November 11, 1994(e) to October 31, 1995       $17.95          $0.47            $2.83          --          --        $21.25

Aggressive Balanced-Equity Fund
Year Ended May 31, 1999                        $11.04          $0.15            $1.83        ($0.09)       --        $12.93
December 2, 1997(e) to May 31, 1998            $10.00          $0.06            $0.99        ($0.01)       --        $11.04



                                      120

                                                                             117


                                        ---------------------------------------
                                                   RATIO TO AVERAGE
                                                      NET ASSETS
                                        ---------------------------------------

                                            Net                                             Portfolio  Net Assets at
                                         Investment      Net         Gross        Total     Turnover   End of Period
                                         Income(a)   Expenses(a) Expenses(a)(b) Return(c)     Rate        (000's
                                                                                                         Omitted)
---------------------------------------------------------------------------------------------------------------------
Moderate Balanced Fund
Year Ended May 31, 1999                    3.26%        0.88%        1.09%       12.02%     53.17%(f)    $527,693
Year Ended May 31, 1998                    3.57%        0.88%        1.05%       17.04%     53.50%(f)    $464,384
Year Ended May 31, 1997                    3.70%        0.88%        1.04%       12.04%      45.33%      $418,680
November 1, 1995 to May 31, 1996          3.95%(d)    0.90%(d)     1.04%(d)       7.03%      52.71%      $398,005
November 11, 1994(e) to October 31, 1995  3.76%(d)    0.92%(d)     1.11%(d)      15.01%      62.08%      $373,998

Growth Balanced Fund
Year Ended May 31, 1999                    2.16%        0.93%        1.13%       16.38%     48.71%(f)    $850,503
Year Ended May 31, 1998                    2.38%        0.93%        1.09%       21.40%     45.55%(f)    $665,758
Year Ended May 31, 1997                    2.47%        0.94%        1.16%       15.81%      24.33%      $503,382
November 1, 1995 to May 31, 1996          2.66%(d)    0.98%(d)     1.16%(d)      10.87%      38.78%      $484,641
November 11, 1994(e) to October 31, 1995  2.63%(d)    0.99%(d)     1.23%(d)      18.38%      41.04%      $374,892

Aggressive Balanced-Equity Fund
Year Ended May 31, 1999                    1.34%        1.00%        1.36%       17.98%       43.17       $31,975
December 2, 1997(e) to May 31, 1998       1.58%(d)    1.00%(d)     2.29%(d)      10.55%     36.05%(f)     $8,872


(A)  INCLUDES EXPENSES ALLOCATED FROM THE PORTFOLIOS IN WHICH THE FUND INVESTS.
(B) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(C) TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND FEE WAIVERS.
(D)  ANNUALIZED.
(E)  COMMENCEMENT OF OPERATIONS.

(F) THE FUND DOES NOT HOLD INVESTMENT SECURITIES DIRECTLY. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE PORTFOLIOS OF CORE TRUST (DELAWARE). PORTFOLIO TURNOVER FOR A FUND NORMALLY WOULD BE BASED ON THE TURNOVER OF A FUND'S INVESTMENTS IN THE CORE TRUST PORTFOLIO RATHER THAN THE UNDERLYING SECURITIES IN THAT PORTFOLIO. SINCE A FUND HAS AN INDIRECT INTEREST IN THE SECURITIES HELD IN THE CORE TRUST PORTFOLIO, THE PORTFOLIO TURNOVER RATE DISCLOSED IS CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING THE PERCENTAGE OF THE FUND'S INVESTMENT IN THE RESPECTIVE PORTFOLIO BY THE CORRESPONDING PORTFOLIO'S PORTFOLIO TURNOVER RATE.

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EQUITY FUNDS - I SHARES




                                                                     Net Realized

                                                                          and       DistributionDistributions         Ending
                                       Beginning Net       Net        Unrealized     from Net    from Net   Return   Net Asset
                                        Asset Value    Investment     Gain (Loss)   Investment   Realized     of     Value Per
                                         Per Share    Income (Loss) on Investments     Income      Gain     Capital    Share

--------------------------------------------------------------------------------------------------------------------------------
Index Fund
Year Ended May 31, 1999                    $46.63         $0.57          $8.87        ($0.57)     ($0.40)     --      $54.83
Year Ended May 31, 1998                    $39.49         $0.58         $10.74        ($0.65)     ($3.80)     --      $46.36
Year Ended May 31, 1997                    $31.49         $0.49          $8.50        ($0.48)     ($0.51)     --      $39.49
November 1, 1995 to May 31, 1996           $27.67         $0.36          $4.08        ($0.43)     ($0.19)     --      $31.49
November 11, 1994(f) to October 31,        $21.80         $0.45          $5.42          --          --        --      $27.67
1995
Income Equity Fund
Year Ended May 31, 1999                    $41.18         $0.51          $5.45        ($0.53)     ($0.26)     --      $46.35
Year Ended May 31, 1998                    $33.16         $0.52          $8.76        ($0.54)     ($0.72)     --      $41.18
Year Ended May 31, 1997                    $27.56         $0.56          $5.55        ($0.51)       --        --      $33.16
November 1, 1995 to May 31, 1996           $24.02         $0.29          $4.02        ($0.69)     ($0.08)     --      $27.56
November 11, 1994(f) to October 31,        $18.90         $0.46          $4.66          --          --        --      $24.02
1995
ValuGrowth Stock Fund
Year Ended May 31, 1999                    $26.15         $0.25         ($0.40)       ($0.13)     ($4.51)     --      $21.36
Year Ended May 31, 1998                    $25.03         $0.06          $4.75        ($0.16)     ($3.54)     --      $26.15
Year Ended May 31, 1997                    $22.61         $0.16          $4.80        ($0.13)     ($2.41)     --      $25.03
Year Ended May 31, 1996                    $18.80         $0.14          $3.91        ($0.12)     ($0.12)     --      $22.61
Year Ended May 31, 1995                    $17.16         $0.18          $1.64        ($0.18)       --        --      $18.80
Diversified Equity Fund
Year Ended May 31, 1999                    $43.06         $0.22          $6.15        ($0.20)     ($0.98)     --      $48.25
Year Ended May 31, 1998                    $36.50         $0.22          $8.94        ($0.27)     ($2.33)     --      $43.06
Year Ended May 31, 1997                    $30.55         $0.25          $6.05        ($0.16)     ($0.19)     --      $36.50
November 1, 1995 to May 31, 1996           $27.53         $0.16          $4.25        ($0.42)     ($0.97)     --      $30.55
November 11, 1994(f) to October 31,        $22.21         $0.22          $5.10          --          --        --      $27.53
1995



                                      122

119

                                   --------------------------------------
                                             RATIO TO AVERAGE
                                                NET ASSETS
                                   --------------------------------------

                                        Net                                            Portfolio  Net Assets at
                                    Investment       Net        Gross       Total      Turnover   End of Period
                                      Income      Expenses   Expenses(a)  Return(b)      Rate        (000's
                                                                                                    Omitted)
----------------------------------------------------------------------------------------------------------------
Index Fund
Year Ended May 31, 1999              1.28%(c)     0.25%(c)    0.55%(c)      20.57%     3.61%(d)    $1,154,289
Year Ended May 31, 1998              1.53%(c)     0.25%(c)    0.58%(c)      30.32%     6.68%(d)     $784,205
Year Ended May 31, 1997                2.10%        0.25%       0.56%       29.02%      24.17%      $513,134
November 1, 1995 to May 31, 1996     2.25%(e)     0.31%(e)    0.57%(e)      16.27%       9.12%      $249,644
November 11, 1994(f) to October 31,  2.12%(e)     0.50%(e)    0.64%(e)      26.93%      14.48%      $186,197
1995
Income Equity Fund
Year Ended May 31, 1999              1.23%(c)     0.85%(c)    0.89%(c)      14.75%     3.21%(d)    $1,519,541
Year Ended May 31, 1998              1.43%(c)     0.85%(c)    0.86%(c)      28.61%     3.49%(d)    $1,214,385
Year Ended May 31, 1997                1.97%        0.85%       0.90%       22.40%       4.76%      $425,197
November 1, 1995 to May 31, 1996     2.72%(e)     0.86%(e)    1.13%(e)      18.14%       0.69%      $230,831
November 11, 1994(f) to October 31,  2.51%(e)     0.85%(e)    1.12%(e)      27.09%       7.03%       $49,000
1995
ValuGrowth Stock Fund
Year Ended May 31, 1999                0.50%        1.00%       1.19%      (0.16%)      68.72%      $198,672
Year Ended May 31, 1998                0.53%        1.00%       1.20%       21.18%      74.25%      $609,056
Year Ended May 31, 1997                0.67%        1.01%       1.33%       23.30%      75.50%      $180,204
Year Ended May 31, 1996                0.62%        1.20%       1.32%       21.72%      105.43%     $156,553
Year Ended May 31, 1995                1.02%        1.20%       1.33%       10.67%      63.82%      $136,589
Diversified Equity Fund
Year Ended May 31, 1999              0.47%(c)     1.00%(c)    1.17%(c)      15.08%     34.60%(d)   $1,629,191
Year Ended May 31, 1998              0.60%(c)     1.00%(c)    1.13%(c)      26.12%     23.17%(d)   $1,520,343
Year Ended May 31, 1997              0.79%(c)     1.02%(c)    1.31%(c)      20.76%      48.08%     $1,212,565
November 1, 1995 to May 31, 1996    1.00%(c)(e)  1.06%(c)(e) 1.30%(c)(e)    16.38%       5.76%      $907,223
November 11, 1994(f) to October 31, 1.01%(c)(e)  1.09%(c)(e) 1.37%(c)(e)    23.95%      10.33%      $711,111
1995



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

120

[Stock icon]

EQUITY FUNDS - CONTINUED




                                                                     Net Realized

                                                                          and       DistributionDistributions         Ending
                                       Beginning Net       Net        Unrealized     from Net    from Net   Return   Net Asset
                                        Asset Value    Investment     Gain (Loss)   Investment   Realized     of     Value Per
                                         Per Share    Income (Loss) on Investments     Income      Gain     Capital    Share

-------------------------------------------------------------------------------------------------------------------------------

Growth Equity Fund
Year Ended May 31, 1999                    $35.72        ($0.03)         $2.58        ($0.03)     ($2.07)     --      $36.17
Year Ended May 31, 1998                    $32.48        ($0.04)         $6.86        ($0.04)     ($3.54)     --      $35.72
Year Ended May 31, 1997                    $29.08        ($0.02)         $4.05        ($0.04)     ($0.59)     --      $32.48
November 1, 1995 to May 31, 1996           $26.97          --            $4.09        ($0.12)     ($1.86)     --      $29.08
November 11, 1994(f) to October 31,        $22.28        ($0.02)         $4.71          --          --        --      $26.97
1995

Large Company Growth Fund
Year Ended May 31, 1999                    $39.94        ($0.17)        $15.95          --        ($1.05)     --      $54.67
Year Ended May 31, 1998                    $32.63        ($0.11)        $10.20          --        ($2.78)     --      $39.94
Year Ended May 31, 1997                    $26.97        ($0.03)         $5.91          --        ($0.22)     --      $32.63
November 1, 1995 to May 31, 1996           $23.59        ($0.04)         $3.64          --        ($0.22)     --      $26.97
November 11, 1994(f) to October 31,        $18.50        ($0.05)         $5.14          --          --        --      $23.59
1995
Diversified Small Cap Fund
Year Ended May 31, 1999                    $10.52          --           ($1.53)       --(g)         --        --       $8.99
December 31, 1997(f) to May 31, 1998       $10.00          --            $0.52          --          --        --      $10.52
Small Company Stock Fund
Year Ended May 31, 1999                    $11.93        ($0.01)        ($3.24)         --          --        --       $8.68
Year Ended May 31, 1998                    $13.88        ($0.09)         $1.11          --        ($2.90)   ($0.07)   $11.93
Year Ended May 31, 1997                    $13.96        ($0.04)         $0.87          --        ($0.91)     --      $13.88
Year Ended May 31, 1996                    $10.59         $0.01          $3.93        ($0.03)     ($0.54)     --      $13.96
Year Ended May 31, 1995                    $9.80          $0.12          $0.87        ($0.12)     ($0.08)     --      $10.59
Small Cap Opportunities Fund
Year Ended May 31, 1999                    $23.61        ($0.11)        ($2.97)         --        ($0.02)     --      $20.51
Year Ended May 31, 1998                    $19.84        ($0.06)         $4.36          --        ($0.53)     --      $23.61
August 15, 1996(f) to May 31, 1997         $16.26        ($0.01)         $3.60          --        ($0.01)     --      $19.84
Small Company Growth Fund
Year Ended May 31, 1999                    $33.69        ($0.15)        ($3.67)         --        ($2.43)     --      $27.44
Year Ended May 31, 1998                    $31.08        ($0.23)         $6.88          --        ($4.04)     --      $33.69
Year Ended May 31, 1997                    $33.00        ($0.18)         $1.83          --        ($3.57)     --      $31.08
November 1, 1995 to May 31, 1996           $29.99        ($0.07)         $5.94          --        ($2.86)     --      $33.00
November 11, 1994(f) to October 31,        $21.88        ($0.11)         $8.22          --          --        --      $29.99
1995
International Fund
Year Ended May 31, 1999                    $23.85         $0.10         ($0.48)       ($0.21)     ($0.46)     --      $22.80
Year Ended May 31, 1998                    $21.67         $0.09          $2.29        ($0.20)       --        --      $23.85
Year Ended May 31, 1997                    $19.84         $0.09          $1.94        ($0.20)       --        --      $21.67
November 1, 1995 to May 31, 1996           $17.99         $0.14          $2.04        ($0.33)       --        --      $19.84
November 11, 1994(f) to October 31,        $17.28         $0.09          $0.62          --          --        --      $17.99
1995



                                      124

121

                                      --------------------------------------
                                                RATIO TO AVERAGE
                                                   NET ASSETS
                                      --------------------------------------

                                           Net                                            Portfolio  Net Assets at
                                       Investment       Net        Gross       Total      Turnover   End of Period
                                         Income      Expenses   Expenses(a)  Return(b)      Rate        (000's
                                                                                                       Omitted)
-------------------------------------------------------------------------------------------------------------------

Growth Equity Fund
Year Ended May 31, 1999                (0.08%)(c)    1.25%(c)    1.38%(c)      7.60%      72.77%(d)    $920,586
Year Ended May 31, 1998                (0.11%)(c)    1.25%(c)    1.35%(c)      22.52%     47.41%(d)   $1,033,251
Year Ended May 31, 1997                (0.09%)(c)    1.30%(c)    1.84%(c)      14.11%       9.06%      $895,420
November 1, 1995 to May 31, 1996       0.01%(c)(e)  1.35%(c)(e) 1.85%(c)(e)    15.83%       7.39%      $735,728
November 11, 1994(f) to October 31,   (0.11%)(c)(e) 1.38%(c)(e) 1.92%(c)(e)    21.10%       8.90%      $564,004
1995

Large Company Growth Fund
Year Ended May 31, 1999                (0.49%)(c)    1.00%(c)    1.09%(c)      39.96%     28.15%(d)    $645,385
Year Ended May 31, 1998                (0.36%)(c)    1.00%(c)    1.03%(c)      32.29%     13.03%(d)    $232,499
Year Ended May 31, 1997                  (0.18%)       0.99%       1.09%       21.93%      24.37%      $131,768
November 1, 1995 to May 31, 1996       (0.30%)(e)    1.00%(e)    1.13%(e)      15.40%      16.93%       $82,114
November 11, 1994(f) to October 31,    (0.23%)(e)    1.00%(e)    1.20%(e)      27.51%      31.60%       $63,567
1995
Diversified Small Cap Fund
Year Ended May 31, 1999                (0.05%)(c)    1.20%(c)    1.65%(c)     (14.54%)   112.09%(d)     $60,261
December 31, 1997(f) to May 31, 1998  (0.25%)(c)(e) 1.21%(c)(e) 2.65%(c)(e)    5.20%      93.10%(d)     $12,551
Small Company Stock Fund
Year Ended May 31, 1999                (0.11%)(c)    1.20%(c)    1.43%(c)     (27.24%)   183.61%(d)     $22,592
Year Ended May 31, 1998                (0.53%)(c)    1.20%(c)    1.32%(c)      8.12%     166.16%(d)    $112,713
Year Ended May 31, 1997                  (0.38%)       1.19%       1.56%       6.30%       210.19%     $161,995
Year Ended May 31, 1996                   0.05%        1.21%       1.60%       38.30%      134.53%     $125,986
Year Ended May 31, 1995                   1.14%        0.52%       1.82%       10.13%      68.09%       $54,240
Small Cap Opportunities Fund
Year Ended May 31, 1999                (0.47%)(c)    1.25%(c)    1.35%(c)     (13.02%)   119.00%(d)    $201,816
Year Ended May 31, 1998                (0.40%)(c)    1.25%(c)    1.38%(c)      21.95%     54.98%(d)    $284,828
August 15, 1996(f) to May 31, 1997    (0.16%)(c)(e) 1.25%(c)(e) 1.89%(c)(e)    11.42%      34.45%       $77,174
Small Company Growth Fund
Year Ended May 31, 1999                (0.52%)(c)    1.25%(c)    1.30%(c)     (10.72%)   153.90%(d)    $557,516
Year Ended May 31, 1998                (0.73%)(c)    1.25%(c)    1.26%(c)      22.38%    123.36%(d)    $748,269
Year Ended May 31, 1997                  (0.71%)       1.24%       1.29%       5.65%       124.03%     $447,580
November 1, 1995 to May 31, 1996       (0.41%)(e)    1.25%(e)    1.29%(e)      21.43%      62.06%      $378,546
November 11, 1994(f) to October 31,    (0.47%)(e)    1.25%(e)    1.35%(e)      37.07%      106.55%     $278,058
1995
International Fund
Year Ended May 31, 1999                 0.44%(c)     1.50%(c)    1.61%(c)     (1.32%)     94.64%(d)    $271,240
Year Ended May 31, 1998                 0.45%(c)     1.47%(c)    1.50%(c)      11.19%     36.56%(d)    $279,667
Year Ended May 31, 1997                 0.40%(c)     1.43%(c)    1.44%(c)      10.27%      48.23%      $228,552
November 1, 1995 to May 31, 1996       0.60%(c)(e)  1.50%(c)(e) 1.52%(c)(e)    12.31%      14.12%      $143,643
November 11, 1994(f) to October 31,    0.54%(c)(e)  1.50%(c)(e) 1.66%(c)(e)    4.11%       29.41%       $91,401
1995

------------------------------------------------------------------------------------


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS AND EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND FEE WAIVERS.
(C)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(D) THE FUND DOES NOT HOLD INVESTMENT SECURITIES DIRECTLY. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE PORTFOLIOS OF CORE TRUST

    (DELAWARE). PORTFOLIO TURNOVER FOR A FUND NORMALLY WOULD BE BASED ON THE TURNOVER OF A FUND'S INVESTMENTS IN THE CORE TRUST PORTFOLIO RATHER THAN THE UNDERLYING SECURITIES IN THAT PORTFOLIO. SINCE A FUND HAS AN INDIRECT INTEREST IN THE SECURITIES HELD IN THE CORE TRUST PORTFOLIO, THE PORTFOLIO TURNOVER RATE DISCLOSED IS CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING THE PERCENTAGE OF THE FUND'S INVESTMENT IN THE RESPECTIVE PORTFOLIO BY THE CORRESPONDING PORTFOLIO'S PORTFOLIO TURNOVER RATE.

(E) ANNUALIZED.
(F) COMMENCEMENT OF OPERATIONS.
(G) ACTUAL DIVIDENDS PER SHARE WERE LESS THAN $0.01.

122


If you would like more information about the Funds and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or "SAI," contains detailed information about each of the Funds, such as its investments, management, and organization. It is incorporated into this Prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, each Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain free copies of the SAI, annual report, and semi-annual report by contacting your investment representative or by contacting Norwest Advantage Funds at 733 Marquette Avenue, Minneapolis, Minnesota 55479 or by calling 1-800-338-1348 or 1-612-667-8833.

The Funds' reports and SAI are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the SEC's Internet website at http:// www.sec.gov.

The SEC's Investment Company Act file number for the Funds is 811-4881.

PROSPECTUS

OCTOBER 1, 1999

PERFORMA FUNDS

[LOGO]





















                                              PERFORMA STRATEGIC VALUE BOND FUND


                                                PERFORMA DISCIPLINED GROWTH FUND


                                                   PERFORMA SMALL CAP VALUE FUND






MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE SYSTEM, U.S. GOVERNMENT, OR ANY OTHER GOVERNMENT AGENCY.


MAY LOSE VALUE

NO BANK GUARANTEE

                             NORWEST ADVANTAGE FUNDS
                                   PROSPECTUS
                                 October 1, 1999


                       PERFORMA STRATEGIC VALUE BOND FUND


                        PERFORMA DISCIPLINED GROWTH FUND


                          PERFORMA SMALL CAP VALUE FUND






































An investment in a fund is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS [Image of PCs, spreadsheets and lecture hall]

TABLE OF CONTENTS

         RISK/RETURN SUMMARY...................................................2

         FEES AND EXPENSES OF THE FUNDS........................................7

         GLOSSARY..............................................................8



[Target icon]
[Risk icon]

         INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS.............9
              Performa Strategic Value Bond Fund...............................9
              Performa Disciplined Growth Fund................................10
              Performa Small Cap Value Fund...................................11

         OTHER CONSIDERATIONS.................................................12

         MANAGEMENT OF THE FUNDS .............................................13

         HOW TO BUY AND SELL SHARES...........................................17

         DISTRIBUTIONS........................................................18


         FINANCIAL HIGHLIGHTS.................................................20

2


RISK/RETURN SUMMARY [Image of spreadsheet]

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

The Funds are "gateway" funds in a "core/gateway" structure. In this structure a "gateway" fund invests all of its assets in a "core" portfolio that has a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a Portfolio, references to the gateway fund also include the Portfolio.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. The following risks are common to all of the Funds.

o MARKET RISK. THIS IS THE RISK THAT THE VALUE OF A FUND'S INVESTMENTS WILL FLUCTUATE AS THE STOCK OR BOND MARKETS FLUCTUATE AND THAT PRICES OVERALL WILL DECLINE OVER SHORT OR LONGER-TERM PERIODS.


o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTING SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.


PERFORMA STRATEGIC VALUE BOND FUND

OBJECTIVE. The Fund's investment objective is to seek total return by investing primarily in income producing securities.


PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a broad range of fixed-income instruments to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage-and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds. In selecting investments, the Fund focuses on relative value as opposed to predicting the direction of interest rates. In general, the Fund seeks higher current income instruments such as corporate bonds and mortgage-and other asset-backed securities in order to enhance returns. The Fund invests 65% of its total assets in fixed-income securities rated in the 3 highest ratings categories or of comparable quality. The Fund expects to maintain an average dollar-weighted portfolio maturity of between 5 and 15 years.


PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. Interest rate risk is the risk that changes in interest rates will affect the value of a Fund's investments, particularly those investments in debt or income-producing securities. Increases in interest rates may cause the value of a Fund's investments to decline. Credit risk is the risk that the issuer of a security will be unable to make timely payments of interest or principal or to otherwise honor its obligations. The Fund's investments in mortgage-related and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The following bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing the Fund's performance over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance..

                       [EDGAR representation of bar chart]

                              ANNUAL TOTAL RETURN

                                  1998    8.00%


The calendar year-to-date total return as of June 30, 1999 was -1.79%.

During the periods shown in the chart, the highest quarterly return was 3.70% (for the quarter ended September 30, 1998) and the lowest quarterly return was -0.24% (for the quarter ended December 31, 1998).


The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.



                                                          Performa Strategic               Lehman Intermediate Government/Corporate
Year(s)                                                    Value Bond Fund                                  Index
 ............................................. ........................................... ..........................................
 ............................................. ........................................... ..........................................
1  Year                                                         8.00%                                       8.42%
Since Inception (10/15/97)                                      8.93%                                      8.50%(1)


(1)      FOR THE PERIOD 9/30/97 - 12/31/98.

The Lehman Intermediate Government/Corporate Index is an unmanaged index that tracks the performance of intermediate (1 to 10 year) government and corporate fixed-rate issues.

4

PERFORMA DISCIPLINED GROWTH FUND

OBJECTIVE. The Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of larger companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks higher long-term returns by investing primarily in the common stock of companies that possess above-average potential for growth. The Fund invests in companies that have average market capitalizations of greater than $5 billion. The Fund seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The following bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing the Fund's performance over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance..

                       [EDGAR representation of bar chart]

                              ANNUAL TOTAL RETURN

                                  1998   16.79%

The calendar year-to-date total return as of June 30, 1999 was 5.93%.

During the periods shown in the chart, the highest quarterly return was 19.17% (for the quarter ended December 31, 1998) and the lowest quarterly return was -13.04% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Standard & Poor's 500 Index, or S&P 500 Index.


                                                         Performa Disciplined                              S&P 500

Year(s)                                                      Growth Fund                                    Index
 ............................................. ........................................... ..........................................
 ............................................. ........................................... ..........................................
1  Year                                                         16.79%                                      28.58%
Since Inception (10/15/97)                                      9.33%                                     25.03%(1)



(1)      FOR THE PERIOD 9/30/97 - 12/31/98.

The S&P 500 Index is a widely recognized unmanaged index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

PERFORMA SMALL CAP VALUE FUND

OBJECTIVE. The Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of smaller companies.


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks capital appreciation by investing in common stocks of smaller companies. The Fund will normally invest substantially all of its assets in securities of companies with market capitalizations of less than that of the largest stock in the Russell 2000 Index. The Fund seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that are undervalued and likely to report a level of corporate earnings exceeding the level expected by investors.


PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund's investments in small-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The following bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing the Fund's performance over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance..

                       [EDGAR representation of bar chart]

                              ANNUAL TOTAL RETURN

                                  1998   -5.53%

The calendar year-to-date total return as of June 30, 1999 was 0.92%.

During the periods shown in the chart, the highest quarterly return was 16.78% (for the quarter ended December 31, 1998) and the lowest quarterly return was -25.94% (for the quarter ended September 30, 1998).

6

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.


                                                        Performa Small Cap                            Russell 2000
Year(s)                                                     Value Fund                                    Index
 ............................................ .......................................... ..........................................
 ............................................ .......................................... ..........................................
1  Year                                                       -5.53%                                     -2.24%
Since Inception (10/15/97)                                    -10.86%                                   -4.46%(1)


(1)      FOR THE PERIOD 9/30/97 - 12/31/98.

The Russell 2000 Index is a capitalization weighted index that is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Representing approximately 10% of the Russell 3000 total market cap, this is a small cap index. The index is unmanaged and is not available for investment.

FEES AND EXPENSES OF THE FUNDS


The following tables describe the fees and expenses that you will pay if you invest in the Funds.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None.


ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                Performa Strategic        Performa             Performa
                                                  Value Bond Fund        Disciplined     Small Cap Value Fund
                                                                         Growth Fund

Investment Advisory Fees (2)                          0.50%                0.90%                0.95%
Other Expenses (2)                                    0.78%                0.55%                0.77%
Total Annual Fund Operating Expenses(3)               1.28%                1.45%                1.72%


(1) BASED ON AMOUNTS INCURRED DURING EACH FUND'S FISCAL YEAR ENDED MAY 31, 1999 STATED AS A PERCENTAGE OF NET ASSETS.

(2) THESE FEES INCLUDE FEES FOR THE "CORE" PORTFOLIOS IN WHICH THE "GATEWAY" FUNDS INVEST.

(3) THE FUNDS ARE SUBJECT TO VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS THAT REDUCE THE OPERATING EXPENSES OF THE FUNDS. SEE THE FINANCIAL HIGHLIGHTS TABLE FOR INFORMATION ABOUT FUND EXPENSES NET OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.


EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% annual return, that the Fund's operating expenses remain the same, that distributions are reinvested, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


---------------------------- ------------------------- -------------------------- -------------------------

                                Performa Strategic       Performa Disciplined        Performa Small Cap
                                 Value Bond Fund              Growth Fund                Value Fund
---------------------------- ------------------------- -------------------------- -------------------------
                             ------------------------- -------------------------- -------------------------

----------------------------
                             ------------------------- -------------------------- -------------------------
1 YEAR                                 130                        148                       175
---------------------------- ------------------------- -------------------------- -------------------------
3 YEARS                                406                        459                       542
---------------------------- ------------------------- -------------------------- -------------------------
5 YEARS                                702                        792                       933
---------------------------- ------------------------- -------------------------- -------------------------
10 YEARS                              1,545                      1,735                     2,030
---------------------------- ------------------------- -------------------------- -------------------------


8


GLOSSARY

This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, strategies and risks.


TERM                                 DEFINITION
 ....................................
 .................................... ..................................................................................
Board                                The Board of Trustees of Norwest Advantage Funds.
 .................................... ..................................................................................
 .................................... ..................................................................................

Market Capitalization                The total market value of a company's outstanding common stock.
 .................................... ..................................................................................
 .................................... ..................................................................................
NRSRO                                A nationally  recognized  statistical  ratings  organization,  such as S&P,  that rates fixed income-securities and preferred stock by relative credit risk.
 .................................... ..................................................................................
 .................................... ..................................................................................
Russell 2000(R) Index                A broad-based index of smaller capitalization companies.
 .................................... ..................................................................................
 .................................... ..................................................................................
S&P                                  Standard & Poor's Corporation.
 .................................... ..................................................................................
 .................................... ..................................................................................
S&P 500 Index                        Standard  &  Poor's  500  Composite   Stock  Price  Index,   an  index  of  large
                                     capitalization companies.
 .................................... ..................................................................................
 .................................... ..................................................................................
U.S. Government Security             A  security  issued  or  guaranteed  as to  principal  and  interest  by the U.S.
                                     Government, its agencies or its instrumentalities.


INVESTMENT OBJECTIVES, STRATEGIES
AND RISK CONSIDERATIONS


         This section of the prospectus provides a more complete description of each Fund's investment objective and principal strategies and risks. Except as otherwise indicated, the Board may change the Funds' investment policies without shareholder approval. The Funds' investment objectives are fundamental and cannot be changed without a shareholder vote. There can, of course, be no assurance that any Fund will achieve its investment objective.

         The Funds are "gateway" funds in a "core/gateway" structure. In this structure a "gateway" fund invests all of its assets in a "core" portfolio that has a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a Portfolio, references to the gateway fund also include the Portfolio.

         This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. The following risks are common to all of the Funds:

     o MARKET RISK. THIS IS THE RISK THAT THE VALUE OF A FUND'S INVESTMENTS WILL FLUCTUATE AS THE STOCK OR BOND MARKETS FLUCTUATE AND THAT PRICES OVERALL WILL DECLINE OVER SHORT OR LONGER-TERM PERIODS.


     o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTING SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.



PERFORMA STRATEGIC VALUE BOND FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to seek total return by investing primarily in income producing securities. The Fund's principal investment strategy is to invest in a broad range of fixed-income instruments in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

         In selecting investments, the Fund focuses on relative value as opposed to predicting the direction of interest rates. In general, the Fund seeks higher current income instruments such as corporate bonds and mortgage- and other asset-backed securities in order to enhance returns. The Fund believes that this exposure enhances performance in varying economic and interest rate cycles and avoids excessive risk concentrations. The Fund's investment process involves rigorous evaluation of each security, including identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current-versus-historical trading relationships, supply and demand for the instrument, and expected returns in varying economic/interest rate environments. The Fund uses this process to seek to identify securities that represent the best relative economic value. The Fund then evaluates the results of the investment process against its objective and purchases those securities that are consistent with its investment objective.

10

          The Fund particularly seeks strategic diversification. The Fund's investments include:

          o    up to 75% of its total assets in corporate bonds;

          o    up to 65% of its total assets in mortgage-backed securities; and

          o    up to 50% of its total assets in asset-backed securities.

         The Fund may invest in U.S. Government securities without restriction.


         The Fund will invest 65% of its total assets in fixed-income securities rated, at the time of purchase, within the 3 highest ratings categories assigned by at least 1 NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in non-investment grade securities.


         The Fund expects to maintain an average dollar-weighted portfolio maturity of between 5 and 15 years. The Fund's duration normally will vary between 3 and 8 years. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will affect the value of a Fund's investments, particularly those investments in debt or income-producing securities. Increases in interest rates may cause the value of a Fund's investments to decline. Credit risk is the risk that the issuer of a security will be unable to make timely payments of interest or principal or to otherwise honor its obligations. The Fund's investments in mortgage-related and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

PERFORMA DISCIPLINED GROWTH FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of larger companies. The Fund seeks higher long-term returns by investing primarily in the common stock of companies that possess above-average potential for growth. The Fund invests in companies that have average market capitalizations of greater than $5 billion.

         In selecting investments, the Fund seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Fund uses both quantitative and fundamental analysis. The Fund may consider, among other factors, changes of earnings estimates by investment analysts,

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                                                                              11



         the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Fund uses a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals identified by the Fund. In addition to approximately equal weighting of portfolio securities, the Fund attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. There also is a risk of using a growth strategy because the stocks in which the Fund invests may not achieve the anticipated growth during a given period or may decline in price. This may occur if growth stocks as a category lose favor with investors compared to value stocks.

PERFORMA SMALL CAP VALUE FUND


[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of smaller companies. The Fund normally invests substantially all of its assets (at least 65%) in securities of companies with market capitalizations of less than that of the largest stock in the Russell 2000 Index.

         In selecting investments, the Fund seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that are undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. The Fund values companies based upon both the price-to-earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the Fund uses both quantitative and fundamental analyses. Among other factors, the Fund considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.


[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in small-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid.

12



OTHER CONSIDERATIONS

DERIVATIVES

         The Funds may use certain derivative instruments, such as options, swap agreements, interest rate caps, collars, and floors, and futures contracts to manage risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. In addition to other risks, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

DOWNGRADED SECURITIES


         Each Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible ratings category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.


TEMPORARY DEFENSIVE POSITION

         To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents. When a Fund makes temporary defensive investments, it may not achieve its investment objective.

PORTFOLIO TURNOVER

         From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The Financial Highlights table lists the Funds' portfolio turnover rate.

YEAR 2000

         Certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser is addressing this matter for its systems. The Funds' other service providers have informed the Funds that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Funds or the issuers in which the Funds invest and could, therefore, lower the value of your Fund shares.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISORY SERVICES

         NORWEST INVESTMENT MANAGEMENT, INC. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth and Marquette, Minneapolis, MN 55479, is the investment adviser for each Fund and each Portfolio. In this capacity, NIM makes investment decisions for and administers the Funds' and Portfolios' investment programs. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets.

         Norwest and certain of the Portfolios have retained investment subadvisers to make investment decisions for and administer the investment programs of those Funds and Portfolios. Norwest decides which portion of the assets of a Portfolio the subadviser should manage and supervises the subadvisers' performance of their duties. The subadvisers are:


         GALLIARD CAPITAL MANAGEMENT, Inc. or GALLIARD, 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is an investment advisory subsidiary of Norwest Bank and provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations, and corporate and other business entities. As of June 30, 1999, Galliard provided advisory services for over $5.4 billion in assets.


         SMITH ASSET MANAGEMENT GROUP, L.P. or SMITH, 300 Crescent Court, Suite 750, Dallas, TX 75201, is an investment advisory affiliate of Norwest Bank and provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 30, 1999, Smith provided advisory services for over $895 million in assets.

         Norwest (and not the Funds or Portfolios) pays the subadvisers' investment subadvisory fees. The investment subadvisory fees do not increase the amount of the investment advisory fees paid to Norwest by the Portfolios.

         For these services for the fiscal year ended May 31, 1999, the Funds paid:

                                                         Fee as a percentage of
         Fund                                           average daily net assets

         Performa Strategic Value Bond Fund                       0.50%
         Performa Disciplined Growth Fund                         0.90%
         Performa Small Cap Value Fund                            0.95%

14


         Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Funds' investments. The year a portfolio manager began managing a Fund's portfolio follows the manager's name in parenthesis. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers.


         Performa Strategic Value Bond Fund

              Portfolio:                  Strategic Value Bond Portfolio
              Subadviser:                 Galliard
              Portfolio Managers:         Richard Merriam, CFA (1997),John Huber
                                          (1998), and David Yim (1998).


         Performa Disciplined Growth Fund

              Portfolio:                  Disciplined Growth Portfolio
              Subadviser:                 Smith
              Portfolio Manager:          Stephen S. Smith, CFA (1997).


         Performa Small Cap Value Fund

              Portfolio:                  Small Cap Value Portfolio
              Subadviser:                 Smith
              Portfolio Manager:          Stephen S. Smith, CFA (1997).

PORTFOLIO MANAGERS

          JOHN HUBER, associated with Norwest or its affiliates since 1990. Mr. Huber has been a Portfolio Manager and Director of Trading at Galliard since 1995 and has been in investment management since 1990.

          RICHARD MERRIAM, associated with Norwest or its affiliates since 1995. Mr. Merriam has been a managing partner of Galliard since 1995 and is responsible for investment process and strategy. Mr. Merriam was previously Chief Investment Officer of Insight Investment Management.

          STEPHEN S. SMITH, associated with Norwest or its affiliates since 1997. Mr. Smith has been a Chief Investment Officer and principal of the Smith Group since 1995. Mr. Smith previously served as senior portfolio manager with NationsBank and in several capacities with AIM Management Company's Summit Fund.

          DAVID YIM, associated with Norwest or its affiliates since 1995. Mr. Yim has been a Portfolio Manager and Director of Investment Research of Galliard since 1995 and previously worked for American Express Financial Advisors as a Research Analyst.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

         Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in a Portfolio. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

OTHER FUND SERVICES

         The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, dividend disbursing agent, and custodian.

PERFORMANCE OF HISTORICAL ACCOUNTS

         The table below sets forth composite performance data for the dates indicated relating to the historical performance of certain separate accounts and mutual fund portfolios primarily managed by Stephen Smith, the portfolio manager of Disciplined Growth Portfolio and Small Cap Value Portfolio. The data illustrate the past performance of Mr. Smith in managing substantially similar accounts as measured against specified market indices. It does not represent the performance of the Portfolios. This performance data is not an indication of future performance of the Portfolios, the Smith Group or Mr. Smith.

         Mr. Smith's composites include all actual, fee-paying, discretionary institutional private accounts and mutual fund portfolios managed by Mr. Smith for Norwest or another firm that have substantially the same investment objectives, policies and strategies. Mr. Smith's composite performance was calculated on a total return basis and includes all dividends and interest, accrued income, and realized and unrealized gain and loss. The data accounts for securities transactions on the trade date and uses accrual accounting.

         All returns reflect the deduction of the highest effective investment advisory fees, brokerage commissions, and execution costs paid by the Adviser's private accounts, without provision for federal or state income taxes. Returns include returns from cash and cash equivalents. Account fees vary depending on, among other things, the applicable fee schedule, portfolio size and nature of the account. Custodial fees, if any, were not included in the calculation. A schedule of Mr. Smith's fees is available on request.

         The monthly returns of Mr. Smith's composites combine the individual accounts' returns (calculated on a time-weighted rate of return) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.

         The institutional private accounts included in Mr. Smith's composites are not subject to certain investment limitations, diversification requirements, specific tax restrictions, and investment limitations imposed on the Portfolios by the Investment Company Act of 1940 or the Internal Revenue Code. The performance results could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies.

         The composites are unaudited and do not represent the past performance of nor predict the future returns of the Portfolios or an individual investor investing in Performa Disciplined Growth Fund or Performa Small Cap Value Fund. The use of a methodology different from that used to calculate the performance could result in different performance data.

16


                                         Mr. Smith's Composite for the                  S&P 500 Index(3)
                                                                                        ----------------
                                          Disciplined Growth Style(2)
           1995                                     38.05%                                   37.54%
           1996                                     31.26%                                   22.99%
           1997                                     39.20%                                   33.34%
           1998                                     19.70%                                   28.57%
      1999 to Date(1)                                5.15%                                    8.28%
         1 Year(1)                                  33.04%                                   39.77%
        3 Years(1)                                  26.43%                                   28.55%
      Since Inception                               28.90%                                   27.79%
         1/1/95(1)
                                         Mr. Smith's Composite for the                   Russell 2000(4)
                                                                                         ---------------
                                             Small Cap Value Style
           1997                                     22.38%                                   22.36%
           1998                                     (1.96%)                                  (2.55%)
     1999 to Date (1)                               (3.61%)                                   2.35%
          1 Year                                    15.66%                                   28.56%
Since Inception 11/1/96(1)                           9.75%                                    9.82%

(1) AVERAGE ANNUAL RETURN THROUGH AUGUST 31, 1999. RETURN FOR LESS THAN ONE YEAR IS NOT ANNUALIZED.

(2) THE COMPOSITE RETURNS CONSIST OF THE TOTAL RETURNS FOR THE PERIOD JANUARY 1995 THROUGH AUGUST 31, 1999 OF ACCOUNTS FOR WHICH STEPHEN S. SMITH, NOW CHIEF INVESTMENT OFFICER OF THE SMITH GROUP, SERVED AS THE PRIMARY MANAGER AS DESCRIBED ABOVE, INCLUDING THE PERIOD JANUARY 1, 1995 - OCTOBER 31, 1995, DURING WHICH MR. SMITH WAS SENIOR PORTFOLIO MANAGER FOR ANOTHER FIRM. THE COMPOSITE DOES NOT INCLUDE THE PERFORMANCE OF OTHER ACCOUNTS NOT MANAGED SIMILARLY TO THE PORTFOLIO. SINCE NOVEMBER 1, 1995, WHEN THE SMITH GROUP COMMENCED OPERATIONS, MR. SMITH HAS EMPLOYED THE SAME INVESTMENT STYLE IN DISCRETIONARY PRIVATE ACCOUNTS AS HE EMPLOYED IN THE ACCOUNTS DESCRIBED ABOVE. MR. SMITH WAS PRIMARILY RESPONSIBLE FOR THE PERFORMANCE OF THE ACCOUNTS, AND NO OTHER PERSON PLAYED A SIGNIFICANT PART IN ACHIEVING THE PRIOR PERFORMANCE OF THESE ACCOUNTS DURING MR. SMITH'S TENURE. THE DATA FOR JANUARY 1, 1995 - OCTOBER 31, 1995 IS NOT, AND SHOULD NOT BE, CONSTRUED AS THE PERFORMANCE DATA OF SMITH GROUP.

(3) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONTAINING COMMON STOCKS OF 500 INDUSTRIAL, TRANSPORTATION, UTILITY, AND FINANCIAL COMPANIES, REGARDED AS GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE INDEX REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING.

(4) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX CONSISTING OF THE SECURITIES OF THE 2,000 ISSUERS HAVING THE SMALLEST CAPITALIZATION IN THE RUSSELL 3000 INDEX, REPRESENTING APPROXIMATELY 10% OF THE RUSSELL 3000 TOTAL MARKET CAPITALIZATION. THE INDEX REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING.

HOW TO BUY AND SELL SHARES


--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

         Each Fund determines its net asset value or NAV at 4:00 p.m., Eastern Time, on each Fund business day, which is any day the New York Stock Exchange, or NYSE, is open, by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made.

         The Funds value portfolio securities at current market value if market quotations are readily available. If market quotations are not readily available, the Funds value those securities at fair value as determined by or pursuant to procedures adopted by the Board.

         European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Fund business day. Trading in foreign securities, however, may not take place on all Fund business days or may take place on days that are not Fund business days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affect the securities' value after the close of the markets on which they trade, the Funds may make an adjustment to the value of the securities for purposes of determining NAV.

         For purposes of determining NAV, the Funds convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

         You may purchase Fund shares on Fund business days at a price equal to their NAV next determined after receipt of your purchase order.

--------------------------------------------------------------------------------
GENERAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

         You may purchase shares only through certain financial institutions. The Funds' transfer agent processes all transactions in Fund shares. Please call 1-888-800-6748 for information about opening an account to purchase Fund shares. Not all Funds offered in this prospectus are available for purchase in all states. Please contact the Funds or your financial representative for information about whether a Fund is available in your state.

         You may purchase and redeem Fund shares without a sales or redemption charge. Purchases of Fund shares require a minimum initial investment of $1,000 and minimum subsequent investments of $100. The Funds reserve the right to reject any subscription for the purchase of shares, including subscriptions by market timers.

         Your shares may be held in your name or in the name of your financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming or exchanging shares. The Funds are not

18



         responsible if your financial institution fails to carry out its obligations to you. There is normally a three-day settlement period for purchases and redemptions through broker-dealers.

         When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

GENERAL REDEMPTION INFORMATION

         You may redeem Fund shares at their NAV on any Fund business day. There is no minimum period of investment and no restriction on the frequency of redemptions.

         Fund shares are redeemed as of the next determination of the Fund's NAV following receipt by the transfer agent of the redemption order in proper form (and any supporting documentation that the transfer agent may require). Redeemed shares are not entitled to receive distributions after the day on which the redemption is effective.

         Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the NYSE is closed (or trading is restricted) for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its NAV; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers.

         Because of the cost of maintaining smaller accounts, the Performa Funds may redeem, upon not less than 60 days' written notice, any account with a NAV of less than $1,000.

DISTRIBUTIONS AND TAX MATTERS

DISTRIBUTIONS

         Distributions of net investment income are declared and paid monthly for Performa Strategic Value Bond Fund and annually for the other Funds. Each Fund distributes net capital gain, if any, at least annually.

          You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option, and the Directed Dividend Option.

          o Under the Reinvestment Option, all distributions of a Fund are automatically invested in additional shares of that Fund. You are automatically assigned this option unless you select another option.

          o    Under the Cash Option, you are paid all distributions in cash.

          o Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another Fund. Call or write the transfer agent for more information about the Directed Dividend Option.

         All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a Fund. All distributions reinvested in a Fund are reinvested at the Fund's NAV as of the payment date of the distribution

TAX MATTERS

         The Funds are managed so that they do not owe federal income or excise taxes. Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

         Distributions reduce the NAV of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable.

         [If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes.]

18


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Fund's financial statements and the auditor's reports, are included in the Fund's Annual Report, which is available upon request, at no charge..


                                                              Net Realized                    Distributions From
                                                                                          ---------------------------
                                    Net Asset                      and         Total                                    Ending
                                      Value,         Net       Unrealized       From          Net      Net Realized    Net Asset

                                    Beginning    Investment    Gain (Loss)   Investment   Investment     Gain From     Value Per
                                        of
                                    Period (a)  Income(Loss)       on        Operations      Income     Investments      Share
                                                               Investments
----------------------------------------------------------------------------------------------------------------------------------

Performa Strategic Value Bond Fund
Year Ended May 31, 1999               $10.28        $0.59        ($0.26)       $0.33        ($0.60)         --          $10.01
Year Ended May 31, 1998               $10.00        $0.34         $0.27        $0.61        ($0.33)         --          $10.28

Performa Disciplined Growth Fund
Year Ended May 31, 1999               $10.44       ($0.01)        $0.98        $0.97          --            --          $11.41
Year Ended May 31, 1998               $10.00        $0.01         $0.44        $0.45        ($0.01)         --          $10.44

Performa Small Cap Value Fund
Year Ended May 31, 1999               $10.16       ($0.03)       ($2.08)      ($2.11)         --          (0.01)         $8.04
Year Ended May 31, 1998               $10.00       ($0.01)        $0.17        $0.16          --            --          $10.16



                                      149

                                                                              21

                                      Ratio to Average Net Assets (b)(c)
                                   -----------------------------------------

                                        Net                                                 Portfolio    Net Assets
                                                                                                             at
                                     Investment       Net          Gross        Total       Turnover        End of
                                                                                                           Period
                                       Income      Expenses     Expenses(d)   Return(e)      Rate(f)       (000's
                                       (Loss)                                                             Omitted)
----------------------------------------------------------------------------------------------------------------------

Performa Strategic Value Bond Fund
Year Ended May 31, 1999                5.77%         0.85%         1.28%        3.21%        48.43%            $9,722
Year Ended May 31, 1998                5.82%         0.85%         1.95%        6.20%        134.56%           $9,168

Performa Disciplined Growth Fund
Year Ended May 31, 1999               (0.14%)        1.25%         1.45%        9.29%        90.39%           $54,307
Year Ended May 31, 1998                0.14%         1.25%         2.44%        4.50%        68.08%           $12,325

Performa Small Cap Value Fund
Year Ended May 31, 1999               (0.46%)        1.30%         1.72%       (20.77%)      107.50%          $16,791
Year Ended May 31, 1998               (0.56%)        1.30%         3.54%        1.60%        79.43%            $6,422
----------------------------------------------------------------------------


(A)  EACH FUND COMMENCED OPERATIONS ON OCTOBER 15, 1997.
(B)  ANNUALIZED.
(C)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(D) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(E) TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(F)  REPRESENTS THE ACTIVITY OF THE PORTFOLIO IN WHICH THE FUND INVESTS.

22





















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                                      151

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                                      152

24


If you would like more information about the Funds and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or SAI, contains detailed information about the Funds, such as its investments, management, and organization. It is incorporated into this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, each Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may obtain free copies of the SAI, annual report, and semi-annual report, or make inquiries concerning the Funds, by contacting your investment representative or by contacting Norwest Advantage Funds at Sixth and Marquette N9305-109, Minneapolis, Minnesota 55479, or by calling 1-800- 338-1348 or 1-612-667-8833.


The Funds' reports and statement of additional information are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the SEC's Internet website at http://www.sec.gov.

The SEC's Investment Company Act file number for the Funds is 811-4881.

Norwest Advantage Funds
Sixth and Marquette N9305-109
Minneapolis, MN 55479





















Shareholder Services
Minneapolis/St. Paul 1-612-667-8833, option 3
Elsewhere 1-800-338-1348, option 3

Norwest Investment Management, Inc.
Investment Adviser

Norwest Bank minnesota, N.A.
Transfer Agent
Custodian

Forum Financial Services, Inc.
Manager and Distributor

(c) 1999 NORWEST ADVANTAGE FUNDS
NWP 10/99                                                     [LOGO]

PROSPECTUS

OCTOBER 1 1999

MONEY MARKET FUNDS

[LOGO]



     [Images of currency, Federal Reserve Bank building and trading office]




                                                            Cash Investment Fund
                                                      Ready Cash Investment Fund
                                                            U.S. Government Fund
                                                              Treasury Plus Fund
                                                                   Treasury Fund
                                                    Municipal Moneyu Market Fund






MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE SYTEM, U.S. GOVERNMENT, OR ANY OTHER GOVERNMENT AGENCY.

MAY LOSE VALUE

NO BANK GUARANTEE

                             NORWEST ADVANTAGE FUNDS

                                   PROSPECTUS

                                 OCTOBER 1, 1999


                              Cash Investment Fund
                           Ready Cash Investment Fund
                              U.S. Government Fund
                               Treasury Plus Fund
                                  Treasury Fund
                           Municipal Money Market Fund




















An investment in a Fund is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                               1
--------------------------------------------------------------------------------
TABLE OF CONTENTS [image of currency]
--------------------------------------------------------------------------------




Risk/Return Summary............................................................2


Fees and Expenses of the Funds.................................................8


Glossary .....................................................................10
[Target icon]
[Risk icon]
Investment Objectives, Strategies and Risk Considerations.....................11
         Cash Investment Fund And Ready Cash Investment Fund..................11
         U.S. Government Fund.................................................12
         Treasury Plus Fund...................................................12
         Treasury Fund........................................................12
         Municipal Money Market Fund..........................................12
         Risk Considerations..................................................13


Other Considerations..........................................................14


Management of the Funds.......................................................15


How to Buy and Sell Shares....................................................17


Distributions and Tax Matters.................................................23


Financial Highlights..........................................................26

2

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY [image of currency and Federal Reserve Bank]
--------------------------------------------------------------------------------

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

OBJECTIVES. The investment objectives of the Funds are high current income to the extent consistent with preservation of capital and liquidity. The Municipal Money Market Fund seeks current income that is exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Funds are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Fund primarily invests in:

o    CASH  INVESTMENT  FUND  AND  READY  CASH  INVESTMENT   FUND:  MONEY  MARKET
     INSTRUMENTS OF U.S. AND FOREIGN ISSUERS.

O    U.S.  GOVERNMENT  FUND:   SECURITIES  ISSUED  OR  GUARANTEED  BY  THE  U.S.
     GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

O TREASURY PLUS FUND: SECURITIES ISSUED OR GUARANTEED BY THE U.S. TREASURY AND REPURCHASE AGREEMENTS ON THOSE OBLIGATIONS.

O    TREASURY FUND: SECURITIES ISSUED OR GUARANTEED BY THE U.S. TREASURY.

O    MUNICIPAL MONEY MARKET FUND: TAX-EXEMPT MUNICIPAL SECURITIES.

PRINCIPAL RISKS.  The principal risks of investing in the Funds are:

o INTEREST RATE RISK: THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF A FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN INTEREST RATES MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE.

O CREDIT RISK: THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATIONS.

In addition, a principal risk of investing in the Municipal Money Market Fund is:

o MUNICIPAL MARKET RISK: THIS IS THE RISK THAT SPECIAL FACTORS, SUCH AS POLITICAL AND LEGISLATIVE CHANGES AND LOCAL BUSINESS AND ECONOMIC DEVELOPMENTS, MAY ADVERSELY AFFECT THE YIELD OR VALUE OF THE FUND'S INVESTMENTS.

The Cash Investment and Ready Cash Investment Funds' foreign investments are subject to foreign risk.

o FOREIGN RISK: THIS IS THE RISK OF INVESTMENTS LOCATED IN FOREIGN COUNTRIES, WHICH MAY HAVE GREATER VOLATILITY AND LESS LIQUIDITY. INVESTMENTS IN FOREIGN SECURITIES ALSO ARE SUBJECT TO POLITICAL, REGULATORY AND DIPLOMATIC RISKS. FOREIGN RISK ALSO INCLUDES CURRENCY RISK, WHICH MAY OCCUR DUE TO FLUCTUATIONS IN THE EXCHANGE RATES BETWEEN THE U.S. DOLLAR AND FOREIGN
     CURRENCIES. THIS RISK COULD NEGATIVELY AFFECT THE VALUE OF A FUND'S INVESTMENTS.


Another important thing for you to note. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

BAR CHARTS AND PERFORMANCE INFORMATION


For each Fund, the bar chart shows the Fund's annual total returns and the performance table shows the Fund's average annual total returns. The bar chart and performance table provide an indication of the historical risk of an investment in each Fund by showing:


o changes in a Fund's performance from year to year over 10 years or, if less, the life of the Fund; and

o a Fund's average annual total returns for one, five and ten years, or, if less, the life of the Fund.


A Fund's past performance does not necessarily indicate how it will perform in the future.

CASH INVESTMENT FUND


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    9.20%
                                1990    8.18%
                                1991    6.06%
                                1992    3.79%
                                1993    3.18%
                                1994    3.84%
                                1995    5.75%
                                1996    5.21%
                                1997    5.36%
                                1998    5.32%



The calendar year-to-date total return as of June 30, 1999 was 2.32%.

During the periods shown in the chart, the highest quarterly return was 2.37% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.74% (for the quarter ended March 31, 1991).

4

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                 Cash Investment
Year(s)                                                Fund
 ................................ ...............................................
 ................................ ...............................................
1  Year                                                5.32%
5  Year                                                5.09%
10 Year                                                5.57%
Since Inception (10/14/87)                             5.77%


READY CASH INVESTMENT FUND

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    8.84%
                                1990    7.78%
                                1991    5.75%
                                1992    3.52%
                                1993    2.79%
                                1994    3.49%
                                1995    5.42%
                                1996    4.87%
                                1997    5.02%
                                1998    4.96%

The calendar year-to-date total return as of June 30, 1999 was 2.14%.

During the periods shown in the chart, the highest quarterly return was 2.29% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.64% (for the quarter ended March 31, 1994).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                     Ready Cash
Year(s)                                            Investment Fund
 ...................................... .........................................
 ...................................... .........................................
1  Year                                                 4.96%
5  Year                                                 4.75%
10 Year                                                 5.23%
Since Inception (12/20/88)                              5.39%

U.S. GOVERNMENT FUND

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    8.86%
                                1990    7.87%
                                1991    5.78%
                                1992    3.49%
                                1993    2.98%
                                1994    3.80%
                                1995    5.51%
                                1996    5.01%
                                1997    5.16%
                                1998    5.07%

The calendar year-to-date total return as of June 30, 1999 was 2.22%.

During the periods shown in the chart, the highest quarterly return was 2.27% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.72% (for the quarter ended June 30, 1993).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                     U.S. Government
Year(s)                                                    Fund
 ....................................... ........................................
 ....................................... ........................................
1  Year                                                    5.07%
5  Year                                                    4.91%
10 Year                                                    5.34%
Since Inception (11/16/87)                                 5.53%


TREASURY PLUS FUND

Because the Fund has not yet completed a full calendar year of operations, there is no bar chart or return information.

6

TREASURY FUND


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1991    5.79%
                                1992    3.45%
                                1993    2.78%
                                1994    3.63%
                                1995    5.29%
                                1996    4.83%
                                1997    4.95%
                                1998    4.80%

The calendar year-to-date total return as of June 30, 1999 was 2.10%.

During the periods shown in the chart, the highest quarterly return was 1.60% (for the quarter ended March 31, 1991) and the lowest quarterly return was 0.68% (for the quarter ended March 31, 1994).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                        Treasury
Year(s)                                                   Fund
 ....................................... ........................................
 ....................................... ........................................
1  Year                                                   4.80%
5  Year                                                   4.70%
Since Inception (12/3/90)                                 4.47%

MUNICIPAL MONEY MARKET FUND

The information in the bar chart and performance table is for the Fund's Institutional shares, which have returns that are substantially similar to the Fund's Investor shares because the classes invest in the same portfolio of securities. The returns of the classes differ only to the extent that the classes do not have the same expenses.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    5.93%
                                1990    5.48%
                                1991    4.07%
                                1992    2.51%
                                1993    2.00%
                                1994    2.51%
                                1995    3.53%
                                1996    3.07%
                                1997    3.20%
                                1998    2.99%

The calendar year-to-date total return as of June 30, 1999 was 1.27%.

During the periods shown in the chart, the highest quarterly return was 1.58% (for the quarter ended June 30, 1989) and the lowest quarterly return was 0.47% (for the quarter ended March 31, 1993).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                    Municipal Money
Year(s)                                                Market Fund
 ....................................... ........................................
 ....................................... ........................................
1  Year                                                  2.99%
5  Year                                                  3.06%
10 Year                                                  3.52%
Since Inception (1/7/88)                                 3.64%

8

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND  [Image of currency]
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay if you invest in the Funds.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None

ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                              CASH           READY CASH INVESTMENT            U.S.                  TREASURY
                                           INVESTMENT                 FUND                 GOVERNMENT                 PLUS
                                              FUND                                            FUND                    FUND
 .................................... ....................... ....................... ....................... .......................
 .................................... ....................... ....................... ....................... .......................
                                                                Investor Shares
 .................................... ....................... ....................... ....................... .......................
 .................................... ....................... ....................... ....................... .......................
Investment Advisory Fees                    0.23%(2)                0.33%(2)                 0.13%                   0.20%
Other Expenses                              0.33%(2)                0.49%(2)                 0.39%                   0.64%
Total Annual Fund Operating                  0.56%                   0.82%                   0.52%                   0.84%
Expenses(3)


                                                TREASURY                                    MUNICIPAL MONEY
                                                  FUND                                        MARKET FUND
 .................................... ............................... ...............................................................
 .................................... ............................... ............................... ...............................
                                                                             Institutional
                                                                                 Shares                     Investor Shares
                                     ............................... ............................... ...............................
                                     ............................... ............................... ...............................
Investment Advisory Fees                         0.14%                           0.33%                           0.33%
Other Expenses                                   0.39%                           0.24%                           0.53%
Total Annual Fund Operating                      0.53%                           0.57%                           0.86%
Expenses(3)


(1) BASED ON AMOUNTS INCURRED DURING EACH FUND'S FISCAL YEAR ENDED MAY 31, 1999 STATED AS A PERCENTAGE OF NET ASSETS.

(2) THESE FEES INCLUDE FEES FOR THE "CORE" PORTFOLIOS IN WHICH THE "GATEWAY" FUNDS INVEST.

(3) THE FUNDS ARE SUBJECT TO VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS THAT REDUCE THE OPERATING EXPENSES OF THE FUNDS. SEE THE FINANCIAL HIGHLIGHTS TABLE FOR INFORMATION ABOUT FUND EXPENSES NET OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% annual return, that the Fund's operating expenses remain the same, that distributions are reinvested, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                 CASH INVESTMENT                READY CASH INVESTMENT FUND                 U.S. GOVERNMENT
                                       FUND                                                                     FUND
 ....................... ................................... .................................... ...................................
 ....................... ................................... .................................... ...................................
                                                                      Investor Shares
 ....................... ................................... .................................... ...................................
 ....................... ................................... .................................... ...................................

1 Year                                 $57                                  $84                                  $53
3 Years                                $179                                $262                                 $167
5 Years                                $313                                $455                                 $291
10 Years                               $701                               $1,014                                $653



                                  TREASURY PLUS                          TREASURY                          MUNICIPAL MONEY
                                       FUND                                FUND                              MARKET FUND
 ....................... ................................... .................................... ...................................
 ....................... .................................... ................................... .................. ................
                                                                                                   Institutional        Investor
                                                                                                      Shares             Shares
 ....................... .................................... ................................... .................. ................
 ....................... .................................... ................................... .................. ................

1 Year                                  $86                                 $54                         $58               $88
3 Years                                $268                                 $170                       $183               $274
5 Years                                $466                                 $296                       $318               $477
10 Years                              $1,037                                $665                       $714              $1,061



10

--------------------------------------------------------------------------------
GLOSSARY  [Image of currency]
--------------------------------------------------------------------------------

This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, strategies and risks.


TERM                                  DEFINITION

 ..................................... ..........................................
 ..................................... ..........................................
AMT                                   Alternative minimum tax.
 ..................................... ..........................................
 ..................................... ..........................................
Board                                 The Board of Trustees of Norwest Advantage
                                      Funds.
 ..................................... ..........................................
 ..................................... ..........................................
Municipal                             Security A debt  security  issued by or on
                                      behalf  of  the  states,  territories,  or
                                      possessions  of  the  United  States,  the
                                      District    of    Columbia,    and   their
                                      subdivisions,                 authorities,
                                      instrumentalities,  and corporations, with
                                      interest exempt from federal income tax.
 ..................................... ..........................................
 ..................................... ..........................................

NRSRO                                 A   nationally   recognized    statistical
                                      ratings  organization,  such as Standard &
                                      Poor's   Corporation,   that  rates  fixed
                                      income securities and money market funds by relative credit risk.

 ..................................... ..........................................

 ..................................... ..........................................
U.S. Government Security              A  security  issued  or  guaranteed  as to
                                      principal   and   interest   by   the U.S.
                                      Government,    its   agencies,   or    its
                                      instrumentalities.
 ..................................... ..........................................
 ..................................... ..........................................
U.S. Treasury Security                A  security  issued  or  guaranteed by the
                                      U.S. Treasury.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS
[Image of coins and Federal Reserve Bank]
--------------------------------------------------------------------------------

This section of the prospectus provides a more complete description of each Fund's investment objective and principal strategies and risks. Except as otherwise indicated, the Board may change the Funds' investment policies without shareholder approval. The Funds' investment objectives are fundamental and cannot be changed without a shareholder vote. There can, of course, be no assurance that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND STRATEGIES

[Target Icon]

     The investment objectives of the Funds are high current income to the extent consistent with preservation of capital and liquidity. The Municipal Money Market Fund seeks current income that is exempt from federal income taxes.


     The Funds' investments are made under the requirements of a SEC rule governing money market funds. Each Fund invests only in high-quality, U.S. dollar-denominated short-term money market instruments that are determined by the Adviser, under procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. The Funds may invest in securities with fixed, variable, or floating rates of interest.

     High-quality instruments include those that: (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in 1 of the 2 highest ratings categories by 2 NRSROs or, if only 1 NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by the Adviser to be of comparable quality. Each Fund, other than Municipal Money Market Fund, invests at least 95% of its total assets in securities in the highest rating category.


CASH INVESTMENT FUND AND READY CASH INVESTMENT FUND


     These Funds are "gateway" funds in a "core/gateway" structure. In this structure a "gateway" fund invests some or all of its assets in one or more "core" portfolios that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a Portfolio, references to the gateway Fund also include the Portfolio.

     CASH INVESTMENT FUND invests equally in 2 Portfolios - Money Market Portfolio and Prime Money Market Portfolio. Cash Investment Fund, Money Market Portfolio, and Prime Money Market Portfolio generally have the same investment objectives and investment policies. Because Prime Money Market Portfolio seeks to maintain a rating within the 2 highest short-term ratings categories assigned by at least 1 NRSRO, it is more limited in the type and amount of securities it may purchase.

     READY CASH INVESTMENT FUND invests its assets in Prime Money Market Portfolio. The Fund seeks to maintain a rating within the two highest ratings categories assigned by an NRSRO.

12

     The  Funds  invest  in  a  broad  spectrum  of  high-quality  money  market
     instruments  of  U.S.  and  foreign  issuers,   including  U.S.  Government
     securities, municipal securities, and corporate debt securities.

     The Funds may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances, and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly-owned banking-related subsidiaries of foreign banks. The Funds limit their investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion, or the equivalent in other currencies.

     Each Fund normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. Neither Fund may invest more than 25% of its total assets in any other single industry.

U.S. GOVERNMENT FUND

     The Fund invests primarily in U.S. Government securities and repurchase agreements for U.S. Government securities. Under normal circumstances, the Fund invests at least 65% of its total assets in these securities. The Fund may invest in zero coupon U.S. Government securities.

TREASURY PLUS FUND


     Under normal circumstances, the Fund invests at least 80% of its total assets in U.S. Treasury securities and in repurchase agreements for U.S. Treasury securities. The Fund also may invest in U.S. Government securities and in repurchase agreements for U.S. Government securities. The Fund may invest in zero-coupon securities.


TREASURY FUND

     The Fund invests solely in U.S. Treasury securities, including zero-coupon securities.

MUNICIPAL MONEY MARKET FUND

     The Fund expects to invest 100% of its assets in municipal securities, including short-term municipal bonds and municipal notes and leases. These investments may have fixed, variable or floating rates of interest and may be zero-coupon securities. As part of its objective, the Fund normally will invest at least 80% of its total assets in federally tax-exempt instruments whose income may be subject to the federal AMT. The Fund may invest up to 20% of its total assets in securities that pay interest income subject to federal income tax.

     The Fund may invest more than 25% but, under normal circumstances, will not invest more than 35% of its assets in issuers located in a single state. The Fund may invest more than 25% of its assets in industrial development bonds and in participation interests in these types of bonds issued by banks.

RISK CONSIDERATIONS

[Risk icon]

         The Funds' principal risks are interest rate risk and credit risk. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for short-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

         Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Funds invest in highly-rated securities to minimize credit risk.

         The  Cash   Investment  and  Ready  Cash   Investment   Funds'  foreign
         investments are subject to foreign risk. Foreign securities issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Fund's investments. Foreign risk also includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

         The Municipal Money Market Fund faces municipal market risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on those securities.

14

--------------------------------------------------------------------------------
OTHER CONSIDERATIONS [Image of currency]
--------------------------------------------------------------------------------

YEAR 2000


         Certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser is addressing this matter for its systems. The Funds' other service providers have informed the Funds that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Funds or the issuers in which the Funds invest and could, therefore, lower the value of your Fund shares.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS [Image of coins and Federal Reserve Bank]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

          NORWEST INVESTMENT MANAGEMENT, INC. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479, is the investment adviser for each Fund and each Portfolio. In this capacity, NIM makes investment decisions for and administers the Funds' and Portfolios' investment programs. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets.

          How investment advisory fees are paid depends on whether or not a Fund invests in Portfolios.

          o If a Fund invests directly in a portfolio of securities, Norwest receives an investment advisory fee directly from the Fund.

          o If a Fund invests in one or more Portfolios, Norwest receives an investment advisory fee from the Portfolio or Portfolios.

          For these services for the fiscal year ended May 31, 1999, the Funds paid:



Fund                             Fee as a percentage of average daily net assets


 ................................ ...............................................
 ................................ ...............................................
Cash Investment Fund                                0.23%
Ready Cash Investment Fund
     Investor Shares                                0.33%
U.S. Government Fund                                0.13%
Treasury Plus Fund                                  0.20%
Treasury Fund                                       0.14%
Municipal Market Fund
     Institutional Shares                           0.33%
     Investor Shares                                0.33%


         Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Fund's investments. The year a portfolio manager began managing a Portfolio follows the manager's name in parenthesis. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers.

16

[Currency icon]


         CASH INVESTMENT FUND
              Portfolio:               Prime Money Market Portfolio
              Portfolio Managers:      David D. Sylvester (1987), Laurie R. White (1991) and Robert G. Leuty (1998)
         ............................. ............................................................................................
         ............................. ............................................................................................
              Portfolio:               Money Market Portfolio
              Portfolio Managers:      David D. Sylvester (1987), Laurie R. White (1991) and Robert G. Leuty (1998)
         ............................. ............................................................................................
         ....................................................... ..................................................................
         READY CASH INVESTMENT FUND
              Portfolio:               Prime Money Market Portfolio
              Portfolio Managers:      David D. Sylvester (1987), Laurie R. White (1991) and Robert G. Leuty (1998)
         ............................. ............................................................................................
         ............................................................. ............................................................
         U.S. GOVERNMENT FUND
         TREASURY FUND
         TREASURY PLUS FUND
              Portfolio Managers:      David D. Sylvester (1987, 1990, 1998), Laurie R. White (1991, 1991, 1998) and Robert G.
                                       Leuty (1998)
         ............................. ............................................................................................
         ............................. ............................................................................................

         MUNICIPAL MONEY MARKET FUND
              Portfolio Manager:       David D. Sylvester (1995), Laurie R. White (1998), and Robert G. Leuty (1998)


PORTFOLIO MANAGERS

          ROBERT G. LEUTY, associated with Norwest and its affiliates since 1992. Mr. Leuty is a senior portfolio manager.

          DAVID D. SYLVESTER, associated with Norwest and its affiliates since 1979. Mr. Sylvester currently is a Managing Director- Reserve Asset Management.

          LAURIE R. WHITE, associated with Norwest and its affiliates since 1991. Ms. White is a Director-Reserve Asset Management.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

         Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund that invests in 1 or more Portfolios. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in Portfolios. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

OTHER FUND SERVICES

         The Forum Financial Group of companies provide managerial, administrative, and underwriting services to the Funds. Norwest Bank acts as the Funds' transfer agent, distribution disbursing agent, and custodian.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES [Image of coins and Federal Reserve Bank]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASSES OF SHARES
--------------------------------------------------------------------------------

         This prospectus offers certain classes of shares of the Funds. Each class is designed for a different type of investor and may have different fees or investment minimums.

          o All of the Funds, except Ready Cash Investment Fund, offer Institutional Shares. Institutional Shares are designed for institutional investors.

          o    Ready Cash  Investment Fund and Municipal Money Market Fund offer
               Investor   Shares.   Investor  Shares  are  designed  for  retail
               investors.

--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


         Each Fund determines its net asset value, or NAV, on each Fund business day, which is any day the New York Stock Exchange, or NYSE, is open, by dividing the value of its net assets (i.e.,. the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds determine their NAVs at the following times:

         Municipal Money Market Fund                    Noon Eastern Time
         Treasury Fund                                  1:00 p.m., Eastern Time
         U.S. Government Fund                           2:00 p.m., Eastern Time
         Cash Investment Fund and
         Ready Cash Investment Fund                     3:00 p.m., Eastern Time
         Treasury Plus Fund                             5:00 p.m., Eastern Time


         In order to maintain NAVs per share at $1.00, the Funds (and Portfolios) value their portfolio securities at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and then assuming a constant amortization to maturity of any discount or premium.

         You may purchase or sell (redeem) shares at a price equal to their NAV next determined after receipt of your purchase order or redemption request in proper form on Fund business days.

18

--------------------------------------------------------------------------------
GENERAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

         You may purchase shares directly or through a financial institution. The Funds' transfer agent processes all transactions in Fund shares. Not all Funds or share Classes offered in this prospectus are available for purchase in all states. Please contact the Funds or your financial representative for information about whether a Fund or share Class is available in your state.

         You may purchase and redeem Fund shares without a sales or redemption charge. Investor Shares require a minimum initial investment of $1,000 and minimum subsequent investments of $100. Institutional Shares require a minimum initial investment of $100,000 and have no minimum for subsequent investments. Your shares become eligible to receive distributions on the day that your purchase order is received in proper form.

         The Funds reserve the right to reject any subscription for the purchase of shares, including subscriptions by market timers. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

         Your order to purchase shares will not be complete until the Fund receives immediately available funds. The Funds must receive purchase and redemption orders before the times indicated below.



                                           TIMES INDICATED ARE EASTERN TIME

 .......................................................................................................................
                                                              Order must be                    Payment must be
Fund                                                           Received by                       Received by
 .......................................................................................................................
 .......................................................................................................................

Cash Investment Fund                                            3:00 p.m.                         4:00 p.m.
Ready Cash Investment Fund                                      3:00 p.m.                         4:00 p.m.
U.S. Government Fund                                            2:00 p.m.                         4:00 p.m.
Treasury Plus Fund                                              5:00 p.m.                         5:00 p.m.
Treasury Fund                                                   1:00 p.m.                         4:00 p.m.
Municipal Money Market Fund                                        Noon                           4:00 p.m.


         The Funds may advance the time by which purchase or redemption orders and payments must be received on days that the NYSE or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or other circumstances affect a Fund's trading hours.

DIRECT PURCHASES

         You may obtain an account application by writing Norwest Advantage Funds at the following address:

         BY REGULAR MAIL:                   Norwest Advantage Funds
                                            P.O. Box 8265
                                            Boston, MA 02266-8265

         BY OVERNIGHT MAIL ONLY TO: Norwest Advantage Funds
                                            Attn:  CCSU
                                            Boston Financial
                                            66 Brooks Drive
                                            Braintree, MA 02184

         When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. Under certain circumstances as noted in the account application, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

         You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

         Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit, or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.


         PURCHASES BY MAIL. You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent or the distributor.


         To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

20


         PURCHASES BY BANK WIRE. You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment in a Fund by bank wire. Then instruct your bank to wire your money immediately to:


         BY WIRE TO:                     State Street Bank & Trust
                                         Boston, MA
                                         ABA 011000028
                                         FNF: (Norwest Advantage Fund name]
                                         AC: 9905-434-8
                                         For Further Credit: _____________
                                         (Name on Norwest Advantage Fund Account
                                         and Fund Account Number)

         Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

         You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

         You can make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

--------------------------------------------------------------------------------
GENERAL REDEMPTION INFORMATION
--------------------------------------------------------------------------------

         You may redeem Fund shares at their NAV on any Fund business day. There is no minimum period of investment and no restriction on the frequency of redemptions.

         Fund shares are redeemed as of the next determination of the Fund's NAV following receipt by the transfer agent of the redemption order in proper form (and any supporting documentation that the transfer agent may require). Redeemed shares are not entitled to receive distributions on the day on which the redemption is effective.

         Redemption orders for shares are accepted up to the times indicated above for acceptance of purchase orders. As described above, the Funds may advance the times for receipt of redemption orders.

         Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the NYSE is closed (or trading is restricted) for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its NAV; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

         To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5)
         distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and (11) the payment of redemption proceeds to any address, person, or account for which there are not established standing instructions.

         You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations, or other eligible institutions. The specific institution must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

         The Funds and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

         Because of the cost of maintaining smaller accounts, Norwest Advantage Funds may redeem, upon not less than 60 days' written notice, any account with a NAV of less than $100,000 immediately following any redemption, in the case of Institutional Shares, and $1,000 immediately following any redemption, in the case of Investor Shares.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES
--------------------------------------------------------------------------------

         If you have invested directly in a Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

         Redemption by Mail. You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signatures guaranteed.

22

         REDEMPTION BY TELEPHONE. If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

         REDEMPTION BY BANK WIRE. If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are transmitted by wire on the Fund business day the transfer agent receives a redemption request in proper form.

--------------------------------------------------------------------------------
EXCHANGES
--------------------------------------------------------------------------------

         If you hold Institutional Shares, you may exchange those shares for Institutional Shares of other Funds offering those shares. If you hold Investor Shares, you may exchange those shares for Investor Shares of the Funds offering Investor Shares. You may also exchange your shares for shares of other funds of Norwest Advantage Funds not offered by this prospectus. Call or write the transfer agent for both a list of funds that offer shares exchangeable with those of the Funds and prospectuses of those funds.

         The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of the Fund into which you are exchanging.

         You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a Fund only if that Fund's shares legally may be sold in your state of residence.

         The Funds and federal tax law treat an exchange as a  redemption  and a
         purchase  of  shares.   The  Funds  may  amend  or  terminate  exchange
         procedures on 60 days' notice.

         EXCHANGES BY MAIL. You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

         EXCHANGES BY TELEPHONE. If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered, and your Social Security number, or other taxpayer identification number.

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAX MATTERS  [Image of coins and Federal Reserve Bank]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income are declared daily and paid monthly. Net capital gain, if any, is distributed at least annually.

         You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option, and the Directed Dividend Option.

          o Under the Reinvestment Option, all distributions of a Fund are automatically invested in additional shares of that Fund. You are automatically assigned this option unless you select another option.

          o    Under the Cash Option, you are paid all distributions in cash.

          o Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another fund of Norwest Advantage Funds. Call or write the transfer agent for more information about the Directed Dividend Option.

         All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund. All distributions reinvested in a fund are reinvested at the fund's NAV as of the payment date of the distribution.

--------------------------------------------------------------------------------
TAX MATTERS
--------------------------------------------------------------------------------

         The Funds are managed so that they do not owe federal income or excise taxes. Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes.

TAX-EXEMPT DISTRIBUTIONS

         Generally, you will not be subject to federal income tax on distributions paid by Municipal Money Market Fund out of tax-exempt interest income earned by the Fund ("exempt-interest distributions"). If you use, or are related to someone who uses, facilities financed by private activity bonds held by the Fund, you may be subject to federal income tax on your pro rata share of the interest income from those securities and should consult your tax adviser before purchasing shares. Interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal AMT imposed on individuals and corporations. As noted above, Municipal Money Market Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Further, capital gains, if any, distributed by Municipal Money Market Fund are subject

24

         to tax. In addition, exempt-interest distributions are included in the "adjusted current earnings" of corporations for AMT purposes. If you borrow money to purchase or carry the Fund's shares, the interest on your debt generally is not deductible for federal income tax purposes.

         The federal income tax exemption on distributions of municipal securities interest does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. You may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which you reside. You may, however, be subject to tax on income derived from the municipal securities of other jurisdictions. Consult your tax adviser concerning the application of state and local taxes to investments in the Fund that may differ from the federal income tax consequences described above.

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                                      182

26


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  [Image of office]
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Fund's financial statements and the auditor's reports, are included in the Fund's Annual Report, which is available upon request, at no charge.



    CASH INVESTMENT FUND




 ..................................................................................................
                                                                    Distributions        Ending
                                Beginning Net          Net            from Net          Net Asset

                                 Asset Value       Investment        Investment         Value Per

                                  Per Share          Income             Income            Share

 ..................................................................................................
 ..................................................................................................

Year Ended May 31, 1999             $1.00            $0.049           ($0.049)            $1.00
Year Ended May 31, 1998             $1.00            $0.053           ($0.053)            $1.00
Year Ended May 31, 1997             $1.00            $0.051           ($0.051)            $1.00
Year Ended May 31, 1996             $1.00            $0.054           ($0.054)            $1.00
Year Ended May 31, 1995             $1.00            $0.049           ($0.049)            $1.00

 ...........................................................................................................
                                                 RATIO TO AVERAGE
                                                    NET ASSETS
 ...........................................................................................................
 ...........................................................................................................

                                         Net                                                  Net Assets
                                                                                                  at
                                     Investment        Net          Gross          Total         End of
                                                                                                Period
                                       Income       Expenses     Expenses(a)      Return        (000's
                                                                                               Omitted)
 ...........................................................................................................
 ...........................................................................................................

Year Ended May 31, 1999               4.91%(b)      0.48%(b)       0.57%(b)        5.04%      $5,481,802
Year Ended May 31, 1998               5.29%(b)      0.48%(b)      0.57% (b)        5.42%      $4,685,818
Year Ended May 31, 1997                 5.07%         0.48%         0.49%          5.21%      $2,147,894
Year Ended May 31, 1996                 5.36%         0.48%         0.49%          5.50%      $1,739,549
Year Ended May 31, 1995                 4.87%         0.48%         0.50%          4.96%      $1,464,304



                                      183



27


    READY CASH INVESTMENT FUND



                                                                    Distributions        Ending
                                Beginning Net          Net            from Net          Net Asset

                                 Asset Value       Investment        Investment         Value Per

                                  Per Share          Income             Income            Share


 .....................................................................................................
 .....................................................................................................



Investor Shares
Year Ended May 31, 1999             $1.00            $0.046           ($0.046)            $1.00
Year Ended May 31, 1998             $1.00            $0.050           ($0.050)            $1.00
Year Ended May 31, 1997             $1.00            $0.047           ($0.047)            $1.00
Year Ended May 31, 1996             $1.00            $0.051           ($0.051)            $1.00
Year Ended May 31, 1995             $1.00            $0.045           ($0.045)            $1.00

 ........................................................................................................

                                              RATIO TO AVERAGE
                                                 NET ASSETS

 ........................................................................................................
 ........................................................................................................


                                      Net                                                  Net Assets
                                                                                               at
                                  Investment        Net          Gross          Total         End of
                                                                                             Period
                                    Income       Expenses     Expenses(a)      Return        (000's
                                                                                            Omitted)

 ........................................................................................................
 ........................................................................................................



Investor Shares
Year Ended May 31, 1999            4.56%(b)      0.82%(b)       0.82%(B)        4.68%       $953,175
Year Ended May 31, 1998            4.95%(b)      0.82%(b)       0.82%(b)        5.07%       $789,380
Year Ended May 31, 1997              4.75%         0.82%         0.83%          4.87%       $576,011
Year Ended May 31, 1996              5.02%         0.82%         0.87%          5.17%       $473,879
Year Ended May 31, 1995              4.64%         0.82%         0.91%          4.62%       $268,603


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.

28


U.S. GOVERNMENT FUND



 .....................................................................................................

                                                                    Distributions        Ending
                                Beginning Net          Net            from Net          Net Asset

                                 Asset Value       Investment        Investment         Value Per

                                  Per Share          Income             Income            Share


 .....................................................................................................
Year Ended May 31, 1999             $1.00            $0.047           ($0.047)            $1.00
Year Ended May 31, 1998             $1.00            $0.051           ($0.051)            $1.00
Year Ended May 31, 1997             $1.00            $0.049           ($0.049)            $1.00
Year Ended May 31, 1996             $1.00            $0.052           ($0.052)            $1.00
Year Ended May 31, 1995             $1.00            $0.047           ($0.047)            $1.00

 ........................................................................................................

                                              RATIO TO AVERAGE
                                                 NET ASSETS

 ........................................................................................................
 ........................................................................................................


                                      Net                                                  Net Assets
                                                                                               at
                                  Investment        Net          Gross          Total         End of
                                                                                             Period
                                    Income       Expenses     Expenses(a)      Return        (000's
                                                                                            Omitted)

 ........................................................................................................
Year Ended May 31, 1999              4.69%         0.50%         0.52%          4.81%      $3,368,534
Year Ended May 31, 1998              5.08%         0.50%         0.51%          5.20%      $2,260,208
Year Ended May 31, 1997              4.91%         0.49%         0.49%          5.04%      $1,912,574
Year Ended May 31, 1996              5.13%         0.50%         0.51%          5.27%      $1,649,721
Year Ended May 31, 1995              4.68%         0.50%         0.52%          4.81%      $1,159,421



    Treasury Plus Fund




                                      185



29

 .....................................................................................................

                                                                    Distributions        Ending
                                Beginning Net          Net            from Net          Net Asset

                                 Asset Value       Investment        Investment         Value Per

                                  Per Share          Income             Income            Share


 .....................................................................................................

July 6, 1998(b) to May 31,          $1.00            $0.033           ($0.033)            $1.00
1999


 ........................................................................................................

                                              RATIO TO AVERAGE
                                                 NET ASSETS

 ........................................................................................................
 ........................................................................................................


                                      Net                                                  Net Assets
                                                                                               at
                                  Investment        Net          Gross          Total         End of
                                                                                             Period
                                    Income       Expenses     Expenses(a)      Return        (000's
                                                                                            Omitted)

 ........................................................................................................

July 6, 1998(b) to May 31,         4.25%(c)      0.50%(c)       0.84%(c)        3.30%        $92,139
1999


    TREASURY FUND


 ....................................................................................................

                                                                    Distributions        Ending
                                Beginning Net          Net            from Net          Net Asset

                                 Asset Value       Investment        Investment         Value Per

                                  Per Share          Income             Income            Share


 ....................................................................................................

Year Ended May 31, 1999             $1.00            $0.044           ($0.044)            $1.00
Year Ended May 31, 1998             $1.00            $0.049           ($0.049)            $1.00
Year Ended May 31, 1997             $1.00            $0.047           ($0.047)            $1.00
Year Ended May 31, 1996             $1.00            $0.050           ($0.050)            $1.00
Year Ended May 31, 1995             $1.00            $0.046           ($0.046)            $1.00


 .........................................................................................................

                                               RATIO TO AVERAGE
                                                  NET ASSETS

 .........................................................................................................
 .........................................................................................................


                                       Net                                                  Net Assets
                                                                                                at
                                   Investment        Net          Gross          Total         End of
                                                                                              Period
                                     Income       Expenses     Expenses(a)      Return        (000's
                                                                                             Omitted)

 .........................................................................................................

Year Ended May 31, 1999               4.34%         0.46%         0.53%          4.49%      $1,548,549
Year Ended May 31, 1998               4.89%         0.46%         0.54%          5.00%      $1,440,515
Year Ended May 31, 1997               4.74%         0.46%         0.53%          4.87%      $1,003,697
Year Ended May 31, 1996               4.91%         0.46%         0.56%          5.04%       $802,270
Year Ended May 31, 1995               4.62%         0.46%         0.57%          4.65%       $661,098


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B)  COMMENCEMENT OF OPERATIONS.

(C)  ANNUALIZED.

30


    MUNICIPAL MONEY MARKET FUND


 ..................................................................................................................................
 ..................................................................................................................................
                                                                 Net Realized    Distributions                        Ending
                               Beginning Net         Net        and Unrealized      from Net         Capital         Net Asset
                                Asset Value       Investment      Gain (Loss)      Investment      Contribution      Value Per
                                 Per Share          Income      on Investments       Income        from Adviser        Share
 ..................................................................................................................................
 ..................................................................................................................................

Investor Shares
Year Ended May 31, 1999            $1.00            $0.027             --            ($0.027)            --              $1.00
Year Ended May 31, 1998            $1.00            $0.031             --            ($0.031)            --              $1.00
Year Ended May 31, 1997            $1.00            $0.030             --            ($0.030)            --              $1.00
Year Ended May 31, 1996            $1.00            $0.033             --            ($0.033)            --              $1.00
Year Ended May 31, 1995            $1.00            $0.031         ($0.004)         ($0.031)          $0.004           $1.00
 ..................................................................................................................................
 ..................................................................................................................................
Institutional Shares
Year Ended May 31, 1999            $1.00            $0.029             --            ($0.029)            --              $1.00
Year Ended May 31, 1998            $1.00            $0.033             --            ($0.033)            --              $1.00
Year Ended May 31, 1997            $1.00            $0.032             --            ($0.032)            --              $1.00
Year Ended May 31, 1996            $1.00            $0.035             --            ($0.035)            --              $1.00
Year Ended May 31, 1995            $1.00            $0.033         ($0.004)         ($0.033)          $0.004           $1.00


                               -----------------------------------------------------------
                                           RATIO TO AVERAGE
                                              NET ASSETS
 ...........................................................................................................
 ...........................................................................................................

                                    Net                                                    Net Assets at
                                Investment        Net          Gross          Total         End of Period
                                  Income       Expenses     Expenses(a)       Return      (000's Omitted)
 ...........................................................................................................
 ...........................................................................................................

Investor Shares
Year Ended May 31, 1999              2.72%         0.65%         0.86%          2.76%           $41,174
Year Ended May 31, 1998              3.13%         0.65%         0.83%          3.18%           $44,070
Year Ended May 31, 1997              3.01%         0.65%         0.87%          3.08%           $54,616
Year Ended May 31, 1996              3.25%         0.65%         0.88%          3.31%           $57,021
Year Ended May 31, 1995              3.10%         0.65%         0.93%         3.13%(b)         $47,424
 ...........................................................................................................
 ...........................................................................................................
Institutional Shares
Year Ended May 31, 1999              2.91%         0.45%         0.57%          2.97%          $1,019,589
Year Ended May 31, 1998              3.32%         0.45%         0.59%          3.39%           $977,693
Year Ended May 31, 1997              3.21%         0.45%         0.70%          3.28%           $635,655
Year Ended May 31, 1996              3.41%         0.45%         0.72%          3.52%           $592,436
Year Ended May 31, 1995              3.37%         0.45%         0.74%         3.33%(b)         $278,953

(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B) TOTAL RETURN FOR 1995 INCLUDES THE EFFECT OF A CAPITAL CONTRIBUTION FROM THE ADVISER. WITHOUT THE CAPITAL CONTRIBUTION, TOTAL RETURN WOULD HAVE BEEN 2.59% FOR INVESTOR SHARES AND 2.79% FOR INSTITUTIONAL SHARES.

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                                      188

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                                      189

34

If you would like more information about the Funds and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or SAI, contains detailed information about the Funds, such as its investments, management, and organization. It is incorporated into this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional Information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, each Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may obtain free copies of the SAI, annual report, and semi-annual report, or make inquiries concerning the Funds, by contacting your investment representative or by contacting Norwest Advantage Funds, Sixth and Marquette N9305-109, Minneapolis, Minnesota 55479, or by calling 1-800- 338-1348 or 1-612-667-8833.


The Funds' reports and SAI are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the SEC's Internet website at http://www.sec.gov.

The SEC's Investment Company Act file number for the Funds is 811-4881.

Norwest Advantage Funds
Sixth and Marquette N9305-109
Minneapolis, MN 55479























Shareholder Services
Minneapolis/St. Paul 1-612-667-8833, option 3
Elsewhere 1-800-338-1348, option 3

Norwest Investment Management, Inc.
Investment Adviser

Norwest Bank minnesota, N.A.
Transfer Agent
Custodian

Forum Financial Services, Inc.
Manager and Distributor

(c) 1999 NORWEST ADVANTAGE FUNDS
NWMMFP 10/99                                                     [LOGO]

                             NORWEST ADVANTAGE FUNDS

                                   PROSPECTUS

                                 OCTOBER 1, 1999


                           Ready Cash Investment Fund
                                 Exchange Shares



























An investment in the Fund is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary............................................................2

Fees and Expenses of the Fund..................................................4

Glossary.......................................................................6

Investment Objective, Strategies and Risk Considerations.......................7

Other Considerations...........................................................9

Management of the Fund........................................................10

How to Buy and Sell Shares....................................................12

Distributions and Tax Matters.................................................17

Financial Highlights..........................................................18




                                       1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The following is a summary of certain key information about the Fund. You will find additional information about the Fund after this summary.

OBJECTIVE. The Fund's investment objective is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund primarily invests in money market instruments of U.S. and foreign issuers.

Principal Risks.  The principal risks of investing in the Fund are:

     o INTEREST RATE RISK: THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN
          INTEREST  RATES  MAY  CAUSE THE  VALUE OF THE  FUND'S  INVESTMENTS  TO
          DECLINE.

     o CREDIT RISK: THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATIONS.

The Fund's foreign investments are subject to foreign risk.

     o FOREIGN RISK: THIS IS THE RISK OF INVESTMENTS LOCATED IN FOREIGN COUNTRIES, WHICH MAY HAVE GREATER VOLATILITY AND LESS LIQUIDITY. INVESTMENTS IN FOREIGN SECURITIES ALSO ARE SUBJECT TO POLITICAL, REGULATORY AND DIPLOMATIC RISKS. FOREIGN RISK ALSO INCLUDES CURRENCY RISK, WHICH MAY OCCUR DUE TO FLUCTUATIONS IN THE EXCHANGE RATES BETWEEN THE U.S. DOLLAR AND FOREIGN CURRENCIES. THIS RISK COULD NEGATIVELY AFFECT THE VALUE OF THE FUND'S INVESTMENTS.


Another important thing for you to note. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


                                       2

BAR CHART AND PERFORMANCE INFORMATION


The bar chart shows the Fund's annual total returns and the performance table shows the Fund's average annual total returns. The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing:

     o changes in the Fund's performance from year to year over the life of the Fund; and

     o the Fund's average annual total returns for one year and the life of the Fund.

The Fund's past performance does not necessarily indicate how it will perform in the future.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1995    4.64%
                                1996    4.09%
                                1997    4.23%
                                1998    4.18%

           The calendar year-to-date total return as of June 30, 1999 was 1.76%.

During the periods shown in the chart, the highest quarterly return was 1.17% (for the quarter ended June 30, 1995) and the lowest quarterly return was 0.98% (for the quarter ended June 30, 1996).

The following table lists the Fund's average annual total returns as of December 31, 1998.


                                                         Ready Cash
Year(s)                                                Investment Fund
 ....................................... ........................................
 ....................................... ........................................
1 Year                                                       4.18%
Since Inception (5/9/94)                                     4.13%


                                       3

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


----------------------------------------------------- ----------------------------------------------

                                                                       READY CASH
                                                                     INVESTMENT FUND

 ..................................................... ..............................................
 ..................................................... ..............................................
                                                                     Exchange Shares
 ..................................................... ..............................................
 ..................................................... ..............................................
     Maximum Sales Charge (Load) Imposed on

     Purchases (as a percentage of offering price)                        None


     Maximum Deferred Sales Charge (Load)
     (as percentage of the lower of the Net Asset

     Value ("NAV") at purchase or the NAV at                              5.00%

     redemption)

ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)


 ..................................................... ...............................................

                                                                        READY CASH
                                                                     INVESTMENT FUND

 ..................................................... ...............................................
 ..................................................... ...............................................

                                                                     Exchange Shares

 ..................................................... ...............................................
Investment Advisory Fees (2)                                              0.33%
Distribution (12b-1) Fees                                                 1.00%
Other Expenses (2)                                                        1.91%
Total Annual Fund Operating Expenses(3)                                   3.24%


(1) BASED ON AMOUNTS INCURRED DURING THE FUND'S FISCAL YEAR ENDED MAY 31, 1999 STATED AS A PERCENTAGE OF NET ASSETS.


(2)  THESE FEES INCLUDE FEES FOR THE "CORE" PORTFOLIO IN WHICH THE FUND INVESTS.


(3) THE FUND IS SUBJECT TO VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS THAT REDUCE THE OPERATING EXPENSES OF THE FUND. SEE THE FINANCIAL HIGHLIGHTS TABLE FOR INFORMATION ABOUT FUND EXPENSES NET OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS


                                       4

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% annual return, that the Fund's operating expenses remain the same, and that distributions are reinvested. Your actual costs may be higher or lower than those shown.

You would pay the following expenses assuming that you redeem your shares at the end of each period:


                                                                     READY CASH
                                                                  INVESTMENT FUND
 .................................................. ...............................................
 .................................................. ...............................................
                                                                  Exchange Shares
 .................................................. ...............................................
 .................................................. ...............................................

1 Year                                                                  $727
3 Years                                                                $1,298
5 Years                                                                $1,893
10 Years                                                               $3,540


You would pay the following expenses assuming that you do NOT redeem your shares at the end of the periods shown:


                                                                     READY CASH
                                                                  INVESTMENT FUND
 .................................................. ...............................................
 .................................................. ...............................................
                                                                  Exchange Shares
 .................................................. ...............................................
 .................................................. ...............................................

1 Year                                                                  $327
3 Years                                                                 $998
5 Years                                                                $1,693
10 Years                                                               $3,540


                                       5

--------------------------------------------------------------------------------
GLOSSARY
--------------------------------------------------------------------------------


This Glossary of frequently used terms will help you understand the discussion of the Fund's objectives, strategies and risks.


TERM                                DEFINITION


 ................................... ............................................
 ................................... ............................................

Board                               The Board of Trustees of  Norwest  Advantage
                                    Funds.
 ................................... ............................................
 ................................... ............................................
Municipal Security                  A  debt  security  issued  by  or on  behalf
                                    of  the  states, territories, or possessions
                                    of  the  United  States,  the   District  of
                                    Columbia and their subdivisions,authorities, instrumentalities, and corporations, with interest exempt from federal income tax.

 ................................... ............................................
 ................................... ............................................

NRSRO A nationally recognized statistical ratings organization, such as Standard & Poor's
                                    Corporation,   that   rates   fixed   income
                                    securities   and  money   market   funds  by
                                    relative credit risk.



                                       6

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

This section of the prospectus provides a more complete description of the Fund's investment objective and principal strategies and risks. Except as otherwise indicated, the Board of Trustees of Norwest Advantage Funds, or the Board, may change the Fund's investment policies without shareholder approval. The Fund's investment objective is fundamental and cannot be changed without a shareholder vote. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund is "gateway" fund in a "core/gateway" structure. In this structure "gateway" funds invest some or all of their assets in one or more "core" portfolios that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe the Fund's investment in the Portfolio, references to the Fund also include the Portfolio.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund's investment objective is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


The Fund's investments are made under the requirements of a SEC rule governing money market funds. The Fund invests only in high-quality, U.S. dollar-denominated short-term money market instruments that are determined by the Adviser, under procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. The Fund may invest in securities with fixed, variable, or floating rates of interest.

High-quality instruments include those that: (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in 1 of the 2 highest ratings categories by 2 nationally recognized statistical ratings organizations, or NRSROs, or, if only 1 NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by the Adviser to be of comparable quality. The Fund invests at least 95% of its total assets in securities in the highest ratings category.

The Fund invests in a broad spectrum of high-quality money market instruments of U.S. and foreign issuers, including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities, municipal securities and corporate debt securities. The Fund seeks to maintain a rating within the 2 highest short-term ratings categories assigned by at least 1 NRSRO.


The Fund may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks and wholly-owned banking-related subsidiaries of foreign banks. The Fund limits its investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion, or the equivalent in other currencies.

                                       7

The Fund normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies and their subsidiaries. The Fund may not invest more than 25% of its total assets in any other single industry.

RISK CONSIDERATIONS

The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for short-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

The Fund's foreign investments are subject to foreign risk. Foreign securities issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Fund's investments. Foreign risk also includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of the Fund's investments.


                                       8

--------------------------------------------------------------------------------
OTHER CONSIDERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YEAR 2000
--------------------------------------------------------------------------------


Certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser is addressing this matter for its systems. The Fund's other service providers have informed the Fund that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Fund or the issuers in which the Fund invests and could, therefore, lower the value of your Fund shares.



                                       9

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

NORWEST INVESTMENT MANAGEMENT, INC. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth and Marquette, Minneapolis, MN 55479, is the investment adviser for the Fund and Portfolio. In this capacity, NIM makes investment decisions for and administers the Fund's and Portfolio's investment programs. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets.

PORTFOLIO MANAGERS: David D. Sylvester, Laurie R. White and Robert G. Leuty are primarily responsible for the day-to-day management of the Fund's investments. They became portfolio managers for the Portfolio in 1987, 1991 and 1998, respectively. Mr. Sylvester has been associated with Norwest and Norwest Bank since 1979, and currently is a Managing Director - Reserve Asset Management. Ms. White is a Director-Reserve Asset Management and has been associated with Norwest or Norwest Bank since 1991. Mr. Leuty has been associated with Norwest or Norwest Bank since 1992, has been associated in various investment management capacities since 1993 and has been in his present capacity of Senior Portfolio Manager since 1998.

ADVISORY FEE: For the fiscal year ended May 31, 1999, the Fund paid Norwest 0.33% as a percentage of average daily net assets.

--------------------------------------------------------------------------------
DORMANT INVESTMENT ADVISORY ARRANGEMENTS
--------------------------------------------------------------------------------

Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by the Fund. Norwest does not receive any compensation under this arrangement as long as the Fund invests entirely in a Portfolio or Portfolios. If the Fund redeems its assets from the Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

--------------------------------------------------------------------------------
OTHER FUND SERVICES
--------------------------------------------------------------------------------

The FORUM FINANCIAL GROUP of companies provide managerial, administrative and underwriting services to the Fund. NORWEST BANK acts as the Fund's transfer agent, distribution disbursing agent and custodian.

                                       10

CHARACTERISTICS OF EXCHANGE SHARES

This prospectus offers Exchange Shares of the Fund. You may purchase Exchange Shares only through exchanges of B Shares of other funds of Norwest Advantage Funds. Exchange Shares are offered at net asset value.

Exchange Shares have distribution and shareholder servicing fees of 1.00% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.

If you redeem Exchange Shares, there will be a contingent deferred sales charge, or CDSC, on the redemption to the extent that there would be a CDSC if you were redeeming the B Shares you originally purchased. The amount of the CDSC will vary depending which fund's shares you originally purchased and the number of years between the purchase of those shares and the redemption of the Exchange Shares. You will pay the CDSC on the lesser of the cost of the B Shares originally purchased and the net asset value of the Exchange Shares upon redemption. There is no CDSC on Exchange Shares purchased through reinvestments of distributions.

The Fund will redeem shares so that you pay the lowest possible CDSC. Redemptions will automatically be made first from any Investor Shares in the Fund, second from Exchange Shares acquired pursuant to reinvestment of distributions, third from Exchange Shares which have been held for long enough so that there is no applicable CDSC and fourth from the longest outstanding remaining Exchange Shares.

CONVERSION FEATURE. Exchange Shares will automatically convert to Investor Shares of the Fund (a class of the Fund's shares that does not have CDSC or distribution fees) when the B Shares you originally purchased would have converted to A Shares had they not been exchanged. The conversion will be on the basis of the relative net asset values of the shares, without the imposition of any sales load, fee or other charge. For purposes of conversion, the Fund will consider Exchange Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any Exchange Shares in your account (other than those in the sub-account) convert, a corresponding pro rata portion of the shares in the sub-account will also convert. The Funds may suspend the conversion feature in the future; in that event, Exchange Shares might continue to pay their distribution fee indefinitely.


                                       11

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


The Fund determines its net asset value, or NAV, at 3:00 p.m., Eastern Time, on each Fund business day, which is any day the New York Stock Exchange, or NYSE, is open, by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made.


In order to maintain NAV per share at $1.00, the Fund values its portfolio securities at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and then assuming a constant amortization to maturity of any discount or premium.

You may exchange for or redeem shares at a price equal to their NAV next determined, subject in the case of redemptions to a CDSC, after receipt of your exchange order or redemption request in proper form on Fund business days.

--------------------------------------------------------------------------------
GENERAL PURCHASE INFORMATION
--------------------------------------------------------------------------------
You  may  exchange  for  Exchange   Shares   directly  or  through  a  financial
institution. The Fund's transfer agent processes all transactions in Fund shares. Exchange Shares require a minimum initial investment of $1,000 and minimum subsequent investments of $100. Your shares become eligible to receive distributions on the day that your exchange order is received in proper form. The Fund offered in this prospectus may not be available for purchase in all states. Please contact the Fund or your financial representative for information about whether the Fund is available in your state.

The Fund reserves the right to reject any subscription for the purchase of shares, including subscriptions by market timers. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

The Fund must receive purchase and redemption orders before the times indicated below.



                                TIMES INDICATED ARE EASTERN TIME

 ................................................................................
 ................................................................................

                 Order must be                                   Payment must be
                  received by                                      received by

 ................................................................................
 ................................................................................

                   3:00 p.m.                                        4:00 p.m.

The Fund may advance the time by which purchase or redemption orders and payments must be received on days that the NYSE or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or other circumstances affect the Fund's trading hours.

                                       12

--------------------------------------------------------------------------------
PURCHASING SHARES DIRECTLY
--------------------------------------------------------------------------------

If you exchange B Shares for Exchange Shares, you will have an account opened automatically. Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

EXCHANGES BY MAIL. You may exchange B Shares for the Fund's Exchange Shares by sending a written request accompanied by any share certificates you have been issued to Norwest Advantage Funds at the following address:

BY REGULAR MAIL:                                     Norwest Advantage Funds
                                                     P.O. Box 8265
                                                     Boston, MA 02266-8265

BY OVERNIGHT MAIL ONLY TO:                           Norwest Advantage Funds
                                                     Attn:  CCSU
                                                     Boston Financial
                                                     66 Brooks Drive
                                                     Braintree, MA 02184

Sign all requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE. If you have elected telephone exchange privileges, you may exchange B Shares for Exchange Shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

EXCHANGES THROUGH FINANCIAL INSTITUTIONS

You may exchange and redeem shares through certain broker-dealers, banks and other financial institutions. When you exchange for the Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for redeeming or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

You can make subsequent exchanges in writing, by telephone or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

                                       13

--------------------------------------------------------------------------------
GENERAL REDEMPTION INFORMATION
--------------------------------------------------------------------------------

You may redeem Exchange Shares on any Fund business day at their NAV subject to a CDSC in the amount you would have had to pay if you had not exchanged your original B Shares. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's NAV following receipt by the transfer agent of the redemption order in proper form (and any supporting documentation that the transfer agent may require). Redeemed shares are not entitled to receive distributions on the day on which the redemption is effective.

Redemption orders are accepted up to the times indicated above for acceptance of exchange orders. As described above, the Fund may advance the times for receipt of redemption orders.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless (1) your bank has not cleared the check originally used to purchase shares (which may take up to 15 days), (2) the NYSE is closed (or trading is restricted) for any reason other than normal weekend or holiday closings, (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its NAV or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and
(11) the payment of redemption proceeds to any address, person or account for which there are not established standing instructions.

You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations or other eligible institutions. The specific institution must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

The Fund and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Fund and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.


                                       14

Because of the cost of maintaining smaller accounts, the Fund may redeem, upon not less than 60 days' written notice, any account with a NAV of less than $1,000 immediately following any redemption.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES
--------------------------------------------------------------------------------

If you have invested directly in the Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should contact the transfer agent to elect those features. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

REDEMPTION BY MAIL. You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signatures guaranteed.

REDEMPTION BY TELEPHONE. If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

REDEMPTION BY BANK WIRE. If you have elected wire redemption privileges, you may request the Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank wire redemptions by telephone. Redemption proceeds are transmitted by wire on the Fund business day the transfer agent receives a redemption request in proper form.

--------------------------------------------------------------------------------
EXCHANGES
--------------------------------------------------------------------------------

You may exchange Exchange Shares for B Shares of the funds of Norwest Advantage Funds that offer B Shares. Call or write the transfer agent for more information.

The Fund does not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Fund, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of the fund into which you are exchanging.

You may exchange Fund shares without paying a CDSC. If you redeem shares you received in an exchange, the CDSC will be calculated as if you never exchanged the shares you originally purchased.

You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a fund only if that fund's shares may legally be sold in your state of residence.

The Fund and federal tax law treat an exchange as a redemption and a purchase of shares. The Fund may amend or terminate exchange procedures on 60 days' notice.

                                       15

EXCHANGES BY MAIL. You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE. If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

                                       16

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAX MATTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares distributions of net investment income daily and pays distributions monthly. The Fund distributes net capital gain, if any, at least annually.

You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option and the Directed Dividend Option.


o Under the Reinvestment Option, all distributions are automatically invested in additional shares of the Fund. You are automatically assigned this option unless you select another option.

o        Under the Cash Option, you are paid all distributions in cash.

o Under the Directed Dividend Option, if you own $10,000 or more of the Fund's shares in a single account, you can have the Fund's distributions reinvested in shares of another fund of Norwest Advantage Funds. Call or write the transfer agent for more information about the Directed Dividend Option.

All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund. All distributions reinvested in a fund are reinvested at the fund's NAV as of the payment date of the distribution.

--------------------------------------------------------------------------------
TAX MATTERS
--------------------------------------------------------------------------------

The Funds are managed so that they do not owe federal income or excise taxes. The Fund's distributions of net investment income (including net short-term capital gain) are taxable as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. The Fund's income from foreign investments may be subject to foreign income or other taxes.



                                       17

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Fund's financial statements and the auditor's reports, are included in the Fund's Annual Report, which is available upon request, at no charge.


READY CASH INVESTMENT FUND




 .........................................................................................................................
 .........................................................................................................................

                                                             Net Realized    Distributions       Ending
                          Beginning Net         Net         and Unrealized      from Net        Net Asset          Net


                           Asset Value       Investment      Gain (Loss)       Investment       Value Per      Investment

                            Per Share          Income       on Investments       Income           Share          Income

 .........................................................................................................................
Exchange Shares
Year Ended May 31, 1999       $1.00            $0.038            --             ($0.038)          $1.00         3.76%(b)
Year Ended May 31, 1998       $1.00            $0.050          ($0.008)         ($0.042)          $1.00         4.21%(b)
Year Ended May 31, 1997       $1.00            $0.040            --             ($0.040)          $1.00           4.03%
Year Ended May 31, 1996       $1.00            $0.043            --             ($0.043)          $1.00           4.32%
Year Ended May 31, 1995       $1.00            $0.038            --             ($0.038)          $1.00           3.62%



                           RATIO TO AVERAGE
                              NET ASSETS
 ......................................................................................
 ......................................................................................


                                                                          Net Assets

                                                                              at
                                  Net           Gross          Total        End of
                                                                            Period
                                Expenses     Expenses(a)      Return        (000's
                                                                           Omitted)
 ......................................................................................
Exchange Shares
Year Ended May 31, 1999         1.57%(b)       3.24%(b)        3.90%        $1,205
Year Ended May 31, 1998         1.56%(b)       5.57%(b)        4.29%         $337
Year Ended May 31, 1997          1.57%          5.66%          4.09%         $655
Year Ended May 31, 1996          1.57%          8.24%          4.38%         $129
Year Ended May 31, 1995          1.57%          6.32%          3.69%         $160


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.

                                       18

If you would like more information about the Fund and its investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. The Fund's statement of additional information, or SAI, contains detailed information about the Fund, such as its investments, management and organization. It is incorporated into this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional Information about the Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, the Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may obtain free copies of the SAI, annual report, and semi-annual report, or make inquiries concerning the Fund, by contacting your broker or trust officer, by contacting Norwest Advantage Funds, Sixth and Marquette N9305-109, Minneapolis, Minnesota 55479 or by calling 1-800-338-1348 or 1-612-667-8833.


The Fund's reports and SAI are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAI are available from the SEC's Internet website at http://www.sec.gov.

The SEC's Investment Company Act file number for the Fund is 811-4881.














                                       19

                             NORWEST ADVANTAGE FUNDS

                                   PROSPECTUS

                                 OCTOBER 1, 1999


                           Ready Cash Investment Fund
                             Public Entities Shares
































An investment in the fund is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Risk/Return Summary............................................................1



Fees and Expenses of the Fund..................................................2


Glossary.......................................................................3



Investment Objective, Strategies and Risk Considerations.......................4
   Investment Objective and Strategies.........................................4
   Risk Considerations.........................................................5



Other Considerations...........................................................6



Management of the Fund.........................................................7
   Dormant Investment Advisory Arrangements....................................7



How to Buy and Sell Shares.....................................................8



Purchase Procedures............................................................9



Distributions and Tax Matters.................................................13



Financial Highlights..........................................................14





                                       1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The following is a summary of certain key information about the Fund. You will find additional information about the Fund after the summary.

OBJECTIVE. The Fund's investment objective is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund primarily invests in money market instruments of U.S. and foreign issuers.

PRINCIPAL RISKS.  The principal risks of investing in the Fund are:

     o INTEREST RATE RISK: THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN
          INTEREST  RATES  MAY  CAUSE THE  VALUE OF THE  FUND'S  INVESTMENTS  TO
          DECLINE.

     o CREDIT RISK: THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATIONS.

The Fund's foreign investments are subject to foreign risk.

     o FOREIGN RISK: THIS IS THE RISK OF INVESTMENTS LOCATED IN FOREIGN COUNTRIES, WHICH MAY HAVE GREATER VOLATILITY AND LESS LIQUIDITY. INVESTMENTS IN FOREIGN SECURITIES ALSO ARE SUBJECT TO POLITICAL, REGULATORY AND DIPLOMATIC RISKS. FOREIGN RISK ALSO INCLUDES CURRENCY RISK, WHICH MAY OCCUR DUE TO FLUCTUATIONS IN THE EXCHANGE RATES BETWEEN THE U.S. DOLLAR AND FOREIGN CURRENCIES. THIS RISK COULD NEGATIVELY AFFECT THE VALUE OF THE FUND'S INVESTMENTS.


Another important thing for you to note. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION


Because this class of the Fund has not yet completed a full year of operations, there is no bar chart or performance information.

                                       2

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None

ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                                           READY CASH
                                                                         INVESTMENT FUND

 ...................................................... ....................................................
 ...................................................... ....................................................

                                                                     Public Entities Shares

 ...................................................... ....................................................
 ...................................................... ....................................................
Investment Advisory Fees (2)                                                  0.33%
Other Expenses (2)                                                            0.41%
Total Annual Fund Operating Expenses(3)                                       0.74%


(1) BASED ON AMOUNTS INCURRED DURING THE FUND'S FISCAL YEAR ENDED MAY 31, 1999 STATED AS A PERCENTAGE OF NET ASSETS.


(2)  THESE FEES INCLUDE FEES FOR THE "CORE" PORTFOLIO IN WHICH THE FUND INVESTS.


(3)  THE FUND IS SUBJECT TO  VOLUNTARY  FEE WAIVERS  AND EXPENSE  REIMBURSEMENTS
     THAT REDUCE THE OPERATING EXPENSES OF THE FUNDS. SEE THE FINANCIAL HIGHLIGHTS TABLE FOR INFORMATION ABOUT FUND EXPENSES NET OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% annual return, that the Fund's operating expenses remain the same, that distributions are reinvested, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                           READY CASH
                                                                         INVESTMENT FUND
 ...................................................... ....................................................
 ...................................................... ....................................................
                                                                     Public Entities Shares
 ...................................................... ....................................................
 ...................................................... ....................................................

1 Year                                                                         $76
3 Years                                                                       $237
5 Years                                                                       $411
10 Years                                                                      $918



                                       3

--------------------------------------------------------------------------------
GLOSSARY
--------------------------------------------------------------------------------


This Glossary of frequently used terms will help you understand the discussion of the Fund's objectives, strategies and risks.


TERM                                DEFINITION


 ................................... ............................................
 ................................... ............................................

Board                               The  Board of Trustees  of Norwest Advantage
                                    Funds.

 ................................... ............................................
 ................................... ............................................

Municipal Security                  A   debt   security   issued    by   or   on
                                    behalf  of  the  states,   territories,   or
                                    possessions  of  the  United   States,   the
                                    District of Columbia and their subdivisions,
                                    authorities,      instrumentalities,     and
                                    corporations,   with  interest  exempt  from
                                    federal income tax.

 ................................... ............................................
 ................................... ............................................

NRSRO A nationally recognized statistical ratings organization, such as Standard & Poor's
                                    Corporation,   that   rates   fixed   income
                                    securities   and  money   market   funds  by
                                    relative credit risk.



                                       4

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISK COINSIDERATIONS
--------------------------------------------------------------------------------

This section of the prospectus provides a more complete description of the Fund's investment objective and principal strategies and risks. Except as otherwise indicated, the Board of Trustees of Norwest Advantage Funds, or the Board, may change the Fund's investment policies without shareholder approval. The Fund's investment objective is fundamental and cannot be changed without a shareholder vote. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund is "gateway" fund in a "core/gateway" structure. In this structure "gateway" funds invest some or all of their assets in one or more "core" portfolios that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe the Fund's investment in the Portfolio, references to the Fund also include the Portfolio.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund's investment objective is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


The Fund's investments are made under the requirements of a SEC rule governing money market funds. The Fund invests only in high-quality, U.S. dollar-denominated short-term money market instruments that are determined by the Adviser, under procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. The Fund may invest in securities with fixed, variable, or floating rates of interest.

High-quality instruments include those that: (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in 1 of the 2 highest ratings categories by 2 nationally recognized statistical ratings organizations, or NRSROs, or, if only 1 NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by the Adviser to be of comparable quality. The Fund invests at least 95% of its total assets in securities in the highest ratings category.

The Fund invests in a broad spectrum of high-quality money market instruments of U.S. and foreign issuers, including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities, municipal securities and corporate debt securities. The Fund seeks to maintain a rating within the 2 highest short-term ratings categories assigned by at least 1 NRSRO.


The Fund may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks and wholly-owned banking-related subsidiaries of foreign banks. The Fund limits its investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion, or the equivalent in other currencies.

The Fund normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies and their subsidiaries. The Fund may not invest more than 25% of its total assets in any other single industry.

                                       5

RISK CONSIDERATIONS

The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for short-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

The Fund's foreign investments are subject to foreign risk. Foreign securities issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Fund's investments. Foreign risk also includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of the Fund's investments.

                                       6

--------------------------------------------------------------------------------
OTHER CONSIDERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOWNGRADED SECURITIES
--------------------------------------------------------------------------------


The Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible ratings category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund.


--------------------------------------------------------------------------------
YEAR 2000
--------------------------------------------------------------------------------


Certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser is addressing this matter for its systems. The Fund's other service providers have informed the Fund that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Fund or the issuers in which the Fund invests and could, therefore, lower the value of your Fund shares.


                                       7

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

NORWEST INVESTMENT MANAGEMENT, INC. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth and Marquette, Minneapolis, MN 55479, is the investment adviser for the Fund and Portfolio. In this capacity, NIM makes investment decisions for and administers the Fund's and Portfolio's investment programs. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets.

PORTFOLIO MANAGERS: David D. Sylvester, Laurie R. White and Robert G. Leuty are primarily responsible for the day-to-day management of the Fund's investments. They became portfolio managers for the Portfolio in 1998. Mr. Sylvester has been associated with Norwest and Norwest Bank since 1979, and currently is a Managing Director-Reserve Asset Management. Ms. White is a Director-Reserve Asset Management and has been associated with Norwest or Norwest Bank since 1991. Mr. Leuty has been associated with Norwest or Norwest Bank since 1992, has been associated in various investment management capacities since 1993 and has been in his present capacity of Senior Portfolio Manager since 1998.

ADVISORY FEE: For the fiscal year ended May 31, 1999, the Fund paid Norwest 0.33% as a percentage of average daily net assets.

--------------------------------------------------------------------------------
DORMANT INVESTMENT ADVISORY ARRANGEMENTS
--------------------------------------------------------------------------------

Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by the Fund. Norwest does not receive any compensation under this arrangement as long as the Fund invests entirely in a Portfolio or Portfolios. If the Fund redeems its assets from the Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

--------------------------------------------------------------------------------
OTHER FUND SERVICES
--------------------------------------------------------------------------------

The FORUM FINANCIAL GROUP of companies provide managerial, administrative and underwriting services to the Fund. NORWEST BANK acts as the Fund's transfer agent, distribution disbursing agent and custodian.

                                       8

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


The Fund determines its net asset value, or NAV, at 3:00p.m., Eastern Time, on each Fund business day, which is any day the New York Stock Exchange, or NYSE, is open, by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made.


In order to maintain NAV per share at $1.00, the Fund values its portfolio securities at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and then assuming a constant amortization to maturity of any discount or premium.

You may purchase or redeem shares at a price equal to their NAV next determined after receipt of your purchase order or redemption request in proper form on Fund business days.

--------------------------------------------------------------------------------
GENERAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

You may purchase shares directly or through a financial institution. The Fund's transfer agent processes all transactions in Fund shares. The Fund offered in this prospectus may not be available for purchase in all states. Please contact the Fund or your financial representative for information about whether the Fund is available in your state.

You may purchase and redeem Fund shares without a sales or redemption charge. Public Entities Shares require a minimum initial investment of $100,000 and have no minimum for subsequent investments. Your shares become eligible to receive distributions on the day that your purchase order is received in proper form.

The Fund reserves the right to reject any subscription for the purchase of shares, including subscriptions by market timers. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

Your order will not be complete until the Fund receives immediately available funds. The Fund must receive purchase and redemption orders before the times indicated below.



                        TIMES INDICATED ARE EASTERN TIME

 ...........................................................................................................
 ...........................................................................................................

                    Order must be                                       Payment must be
                     received by                                          received by

 ...........................................................................................................
 ...........................................................................................................

                      3:00 p.m.                                            4:00 p.m.


The Fund may advance the time by which purchase or redemption orders and payments must be received on days that the NYSE or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or other circumstances affect the Fund's trading hours.

                                       9

--------------------------------------------------------------------------------
PURCHASE PROCEDURES
--------------------------------------------------------------------------------

PURCHASING SHARES DIRECTLY

You may obtain an account application by writing Norwest Advantage Funds at the following address:

BY REGULAR MAIL:                            Norwest Advantage Funds
                                            P.O. Box 8265
                                            Boston, MA 02266-8265

BY OVERNIGHT MAIL ONLY TO:                  Norwest Advantage Funds
                                            Attn:  CCSU
                                            Boston Financial
                                            66 Brooks Drive
                                            Braintree, MA 02184

When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Fund to withhold 31% of your distributions and redemptions.

You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer or by electronic bank transfer. Cash cannot be accepted.

Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES BY MAIL. You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent or the Fund's distributor.

To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

                                       10

PURCHASES BY BANK WIRE. You must first telephone the Fund's transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment by bank wire.
Then instruct your bank to wire your money immediately to:

BY WIRE TO:                         State Street Bank & Trust
                                    Boston, MA
                                    ABA 011000028
                                    FNF: (Norwest Advantage Fund name]
                                    AC: 9905-434-8
                                    For Further Credit: _____________
                                    (Name on Norwest Advantage Fund Account
                                    and Fund Account Number)

Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Fund does not charge for the receipt of wire transfers. The Fund treats payment by bank wire as a federal funds payment when received.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. When you purchase the Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

You can make subsequent purchases by mailing a check, by sending a bank wire or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

--------------------------------------------------------------------------------
GENERAL REDEMPTION INFORMATION
--------------------------------------------------------------------------------

You may redeem Fund shares at their NAV on any Fund business day. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's NAV following receipt by the transfer agent of the redemption order in proper form (and any supporting documentation that the transfer agent may require). Redeemed shares are not entitled to receive distributions on the day on which the redemption is effective.

Redemption orders are accepted up to the times indicated above for acceptance of purchase orders. As described above, the Fund may advance the times for receipt of redemption orders.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days), (2) the NYSE is closed (or trading is restricted) for any reason other than normal weekend or holiday closings, (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its NAV or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

                                       11

To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and
(11) the payment of redemption proceeds to any address, person or account for which there are not established standing instructions.

You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations or other eligible institutions. The specific institution must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

The Fund and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Fund and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

Because of the cost of maintaining smaller accounts, the Fund may redeem, upon not less than 60 days' written notice, any account with a NAV of less than $100,000 immediately following any redemption.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES
--------------------------------------------------------------------------------

If you have invested directly in the Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

REDEMPTION BY MAIL. You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signatures guaranteed.

REDEMPTION BY TELEPHONE. If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

REDEMPTION BY BANK WIRE. If you have elected wire redemption privileges, you may request the Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are transmitted by wire on the Fund business day the transfer agent receives a redemption request in proper form.

                                       12

--------------------------------------------------------------------------------
EXCHANGES
--------------------------------------------------------------------------------

You may exchange Public Entities Shares for shares of other funds of Norwest Advantage Funds. Call or write the transfer agent for more information.

The Fund does not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Fund, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of the fund into which you are exchanging.

You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a fund only if that fund's shares may legally be sold in your state of residence.

The Fund and federal tax law treat an exchange as a redemption and a purchase of shares. The Fund may amend or terminate exchange procedures on 60 days' notice.

EXCHANGES BY MAIL. You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE. If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

                                       13

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAX MATTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares distributions of net investment income daily and pays distributions monthly. The Fund distributes net capital gain, if any, at least annually.

You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option and the Directed Dividend Option.

o Under the Reinvestment Option, all distributions are automatically invested in additional shares of the Fund. You are automatically assigned this option unless you select another option.

o    Under the Cash Option, you are paid all distributions in cash.

o Under the Directed Dividend Option, if you own $10,000 or more of the Fund's shares in a single account, you can have the Fund's distributions reinvested in shares of another fund of Norwest Advantage Funds. Call or write the transfer agent for more information about the Directed Dividend Option.

All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund. All distributions reinvested in a fund are reinvested at the fund's NAV as of the payment date of the distribution.

--------------------------------------------------------------------------------
TAX MATTERS
--------------------------------------------------------------------------------

The Funds are managed so that they do not owe Federal income or excise taxes. The Fund's distributions of net investment income (including net short-term capital gain) are taxable as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. The Fund's income from foreign investments may be subject to foreign income or other taxes.

                                       14

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Fund's financial statements and the auditor's reports, are included in the Fund's Annual Report, which is available upon request, at no charge.


READY CASH INVESTMENT FUND




                                                                   Period Ended
                                                                 May 31, 1999(a)
 ................................................................ ...............
 ................................................................ ...............
Public Entities Shares
 ................................................................ ...............
 ................................................................ ...............
Beginning Net Asset Value Per Share                                  $1.00
 ................................................................ ...............
 ................................................................ ...............
Investment Operations
  Net Investment Income (Loss)                                        0.035
  Net Realized and Unrealized Gain (Loss) on Investments              -
 ................................................................ ...............
 ................................................................ ...............
Total from Investment Operations                                      0.035
 ................................................................ ...............
 ................................................................ ...............
Distributions From:
  Net Investment Income                                              (0.35)
 ................................................................ ...............
---------------------------------------------------------------- ---------------
Ending Net Asset Value Per Share                                     $1.00
---------------------------------------------------------------- ---------------
 ................................................................ ...............
Total Return                                                          3.59%
 ................................................................ ...............
 ................................................................ ...............
Supplementary Data:
  Net Assets at End of Period (000's omitted)                        $68,771
 ................................................................ ...............
 ................................................................ ...............
Ratios to Average Net Assets(b)(c):
  Net Investment Income (Loss)                                        4.69%
  Net Expenses                                                        0.54%
  Gross Expenses                                                      0.74%

(A) THE CLASS COMMENCED OPERATIONS ON SEPTEMBER 2, 1998.
(B) INCLUDES EXPENSES ALLOCATED FROM THE PORTFOLIO(S) IN WHICH THE FUND INVESTS.
(C) ANNUALIZED.

                                       15

If you would like more information about the Fund and its investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. The Fund's statement of additional information, or SAI, contains detailed information about the Fund, such as its investments, management and organization. It is incorporated into this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional Information about the Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, the Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may obtain free copies of the SAI, annual report, and semi-annual report, or make inquiries concerning the Fund, by contacting your broker or trust officer, by contacting Norwest Advantage Funds, Sixth and Marquette N9305-109, Minneapolis, Minnesota 55479 or by calling 1-800-338-1348 or 1-612-667-8833.


The Fund's reports and SAI are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAI are available from the SEC's Internet website at http://www.sec.gov.

The SEC's Investment Company Act file number for the Fund is 811-4881.

PROSPECTUS

OCTOBER 1, 1999

INCOME FUNDS

[LOGO]





                 [Image of laptop, coffee cup and spreadsheet]






                                                              Stable Income Fund

                                             Intermediate Government Income Fund

                                                                     Income Fund

                                                          Total Return Bond Fund













MUTUAL FUNDS ARE NOT GUARANTEED BY THE FDIC, FEDERAL RESERVE SYSTEM, U.S. GOVERNMENT, OR ANY OTHER GOVERNMENT AGENCY

MAY LOSE VALUE

NO BANK GUARANTEE

                               P R O S P E C T U S




                                 OCTOBER 1, 1999


                               Stable Income Fund
                       Intermediate Government Income Fund
                                   Income Fund
                             Total Return Bond Fund





















An investment in a Fund is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS [Image of coffee cup, keyboard and book]
--------------------------------------------------------------------------------



Risk/Return Summary............................................................2
         Stable Income Fund....................................................2
         Intermediate Government Income Fund...................................4
         Income Fund...........................................................5
         Total Return Bond Fund................................................7


Fees and Expenses of the Funds.................................................9


Glossary......................................................................11

[Target icon]
[Risk icon]

Investment Objectives,Strategies and Risk Considerations......................12


Other Considerations..........................................................17


Management Of The Funds.......................................................18


Choosing aShare Class.........................................................20


How to Buy and Sell Shares....................................................24


Distributions and Tax Matters.................................................29


Financial Highlights..........................................................30

2

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY  [Image of spreadsheet]
--------------------------------------------------------------------------------

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.


In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:


o INTEREST RATE RISK. THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF A FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN INTEREST RATES MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE.

o CREDIT RISK. THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATIONS.


o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTING SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.


The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and table provide an indication of the historical risk of an investment in each Fund by showing:


o changes in a Fund's performance from year to year over 10 years or, if less, the life of the

     Fund; and


o how a Fund's average annual returns for one, five and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.


A Fund's past performance does not necessarily indicate how it will perform in the future.

Another important thing for you to note: You may lose money by investing in a Fund.

STABLE INCOME FUND

OBJECTIVE. The investment objective of the Fund is to maintain safety of principal while providing low volatility total return.


PRINCIPAL INVESTMENT STRATEGY. The Fund invests in a diversified portfolio of, primarily, short-term investment grade securities (rated in the 2 highest short-term ratings categories or of comparable quality). The Fund invests in fixed and variable rate U.S. dollar-denominated debt securities of a broad spectrum of U.S. issuers, including U.S. Government securities. The Fund's investments may include mortgage-related and asset-backed securities. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years. Its duration (measure of the current value of cash flows), however is short-term and will be maintained at 80% to 120% of that of a 1-year U.S. Treasury bill.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.
                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1995    7.93%
                                1996    5.46%
                                1997    6.46%
                                1998    5.87%

The calendar year-to-date total return as of June 30, 1999 was 1.46%.

During the periods shown in the chart, the highest quarterly return was 2.24% (for the quarter ended June 30, 1995) and the lowest quarterly return was 0.89% (for the quarter ended December 31, 1998).


The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman 1 to 3 Year Government Index


                                         Stable                       Stable                Lehman 1 to 3 Year
                                       Income Fund                 Income Fund                  Government

Year(s)                                 A Shares*                   B Shares*                      Index
 .............................. ............................ ........................... ............................
 .............................. ............................ ........................... ............................
1  Year                                   4.28%                       3.48%                        6.96%
Since Inception (11/9/94)                 5.99%                       5.55%                      7.00%(1)


(1)  FOR THE PERIOD 10/31/94 - 12/31/98.

* 5/2/96 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES.

     5/17/96 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES.

4


The Lehman 1 to 3 Year Government Index is an unmanaged market capitalization weighted total rate of return index including U.S. Treasury and agency securities. All bonds must be greater than or equal to one year and less than three years from maturity.


INTERMEDIATE GOVERNMENT INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government securities.


PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its total assets in debt securities that are not U.S. Government obligations. The Fund's investments include mortgage-backed and asset-backed securities. In selecting investments, the Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield. The Fund invests in securities that are rated in the 2 highest ratings categories, or are of comparable quality. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 3 to 10 years.


PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    9.72%
                                1990    8.78%
                                1991   14.00%
                                1992    6.00%
                                1993    8.96%
                                1994   -6.16%
                                1995   13.75%
                                1996    3.13%
                                1997    8.72%
                                1998    9.65%

The calendar year-to-date total return as of June 30, 1999 was -2.71%.

During the periods shown in the chart, the highest quarterly return was 5.91% (for the quarter ended September 30, 1998) and the lowest quarterly return was -3.73% (for the quarter ended June 30, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government Index.


                                       Intermediate                Intermediate                   Lehman
                                        Government                  Government                 Intermediate
                                       Income Fund                 Income Fund                  Government

Year(s)                                 A Shares*                   B Shares*                      Index
 ............................... ........................... ........................... ............................
 ............................... ........................... ........................... ............................
1  Year                                   4.72%                       3.73%                        8.47%
5  Year                                   4.62%                       4.47%                        7.15%
10 Year                                   7.01%                       6.70%                        8.69%
Since Inception (12/31/82)                7.61%                       5.55%                        9.13%


* 5/2/96 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES. PERFORMANCE SHOWN FOR CLASS A SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT THE FUND'S 1994 ESTIMATE OF ITS EXPENSE RATIO FOR THE FIRST YEAR OF OPERATIONS AS A MUTUAL FUND, INCLUDING ANY APPLICABLE SALES LOAD (WITHOUT GIVING EFFECT TO ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS).

     5/17/96 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES. PERFORMANCE SHOWN FOR CLASS B SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT CLASS B SHARE EXPENSES (BEFORE WAIVERS AND REIMBURSEMENTS).

     ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The Lehman Intermediate Government Index is an unmanaged index of fixed-rate U.S. Treasury and agency securities with maturities between 1 and up to but not including 10 years with a minimum outstanding balance of $150 billion.

INCOME FUND

OBJECTIVE. The investment objective of the Fund is to provide total return consistent with current income.

PRINCIPAL INVESTMENT STRATEGY. The Fund invests in a diversified portfolio of fixed and variable rate debt securities issued by domestic and foreign issuers. The Fund's investments include corporate, mortgage-backed, asset-backed, and U.S. Government debt securities primarily of investment grade quality or better (rated in the 4 highest rating categories or of comparable quality). In selecting investments, the Fund applies fundamental economic, credit, and market analysis to increase portfolio performance. The Fund seeks to maintain an average dollar-weighted portfolio maturity between 3 and 15 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations

6

in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989    9.73%
                                1990    9.20%
                                1991   18.87%
                                1992    7.96%
                                1993    8.90%
                                1994   -7.00%
                                1995   17.34%
                                1996    1.91%
                                1997   10.26%
                                1998    8.98%

The calendar year-to-date total return as of June 30, 1999 was -3.52%.

During the periods shown in the chart, the highest quarterly return was 6.21% (for the quarter ended September 30, 1991) and the lowest quarterly return was -3.39% (for the quarter ended June 30, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.


                                                                                                  Lehman
                                                                                               Intermediate
                                                                                                Government/
                                       Income Fund                 Income Fund                   Corporate
Year(s)                                 A Shares                    B Shares*                      Index
 .............................. ............................ ........................... ............................
 .............................. ............................ ........................... ............................
1  Year                                   4.07%                       3.28%                        8.42%
5  Year                                   5.00%                       4.88%                        6.59%
10 Year                                   7.89%                       7.57%                        8.51%
Since Inception (6/9/87)                  7.77%                       7.39%                      8.30%(1)

(1)  FOR THE PERIOD 5/31/87 - 12/31/98.

* 8/5/93 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES.

The Lehman Intermediate Government/Corporate Index is an unmanaged index of intermediate (one to ten year) government and corporate fixed-rate debt issues.

TOTAL RETURN BOND FUND

OBJECTIVE.  The investment objective of the Fund is to seek total return.


PRINCIPAL INVESTMENT STRATEGY. The Fund invests in a broad range of fixed-income securities to create a strategically diversified portfolio of fixed-income investments. The Fund's investments include corporate, mortgage-backed, asset-backed, and U.S. Government debt securities, preferred stock, convertible bonds, and foreign bonds. In selecting investments, the Fund focuses on relative value as opposed to predicting the direction of interest rates. The Fund uses fundamental economic, credit, and market analysis to identify the best relative economic value. The Fund invests 65% of its total assets in fixed-income securities rated, at the time of purchase, within the 3 highest ratings categories of comparable quality.


The Fund seeks to maintain an average dollar-weighted portfolio maturity between 5 and 15 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. Loss of money is a risk of investing in the Fund.

8

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1994   -0.67%
                                1995   13.78%
                                1996    2.78%
                                1997    8.91%
                                1998    7.12%

The calendar year-to-date total return as of June 30, 1999 was -1.73%.

During the periods shown in the chart, the highest quarterly return was 4.65% (for the quarter ended June 30, 1995) and the lowest quarterly return was -1.41% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Intermediate Government/Corporate Index.


                                                                                                  Lehman
                                                                                               Intermediate
                                      Total Return                 Total Return                 Government/
                                        Bond Fund                   Bond Fund                    Corporate
Year(s)                                 A Shares                     B Shares                      Index
 .............................. ............................ ........................... ............................
 .............................. ............................ ........................... ............................
1  Year                                   2.29%                       1.27%                        8.42%
5  Year                                   5.29%                       5.20%                        6.59%
Since Inception (12/31/93)                5.29%                       5.20%                        6.59%

The Lehman Intermediate Government/Corporate Index is an unmanaged index of the intermediate (one to ten year) government and corporate fixed-rate debt issues.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUNDS  [Image of spreadsheet]
--------------------------------------------------------------------------------

This table describes the fees and expenses that you pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                           INTERMEDIATE
                                                                                            GOVERNMENT
                                                                                           INCOME FUND,
                                                                                          INCOME FUND AND
                                                        STABLE                             TOTAL RETURN
                                                     INCOME FUND                             BOND FUND
 ........................................ ..................................... ......................................
 ........................................ .................. ................... .................. ..................
                                             A Shares            B Shares           A Shares           B Shares
 ........................................ .................. ................... .................. ..................
 ........................................ .................. ................... .................. ..................
     Maximum Sales Charge (Load)

     Imposed on Purchases (as a                1.50%               None               4.50%              None

     percentage of offering price)
     Maximum Deferred Sales Charge
     (Load)
     (as percentage of the lower of

     the Net Asset Value ("NAV") at            None               1.50%               None               5.00%
     purchase or the NAV at redemption)


ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                           INTERMEDIATE
                                                        STABLE                              GOVERNMENT
                                                     INCOME FUND                            INCOME FUND
 ........................................ ..................................... ......................................
 ........................................ .................. ................... .................. ..................
                                             A Shares            B Shares           A Shares           B Shares
 ........................................ .................. ................... .................. ..................
 ........................................ .................. ................... .................. ..................

Investment Advisory Fees                       0.30%              0.30%               0.33%              0.33%
Distribution (12b-1) Fees                      0.00%              1.00%               0.00%              1.00%
Other Expenses                                 0.65%              0.85%               0.54%              0.58%
Total Annual Fund Operating
Expenses (3)                                   0.95%              2.15%               0.87%              1.91%



 ........................................ ...................................... .....................................
                                                                                            TOTAL RETURN
                                                      INCOME FUND                            BOND FUND
 ........................................ ...................................... .....................................
 ........................................ .................. ................... .................. ..................
                                             A Shares            B Shares           A Shares           B Shares
 ........................................ .................. ................... .................. ..................
 ........................................ .................. ................... .................. ..................

Investment Advisory Fees                     0.50%(2)            0.50%(2)           0.50%(2)           0.50%(2)
Distribution (12b-1) Fees                      0.00%              1.00%               0.00%              1.00%
Other Expenses                               0.58%(2)            0.63%(2)           0.88%(2)           0.81%(2)
Total Annual Fund Operating
Expenses (3)                                   1.08%              2.13%               1.38%              2.31%


(1) BASED ON AMOUNTS INCURRED DURING EACH FUND'S FISCAL YEAR ENDED MAY 31, 1999 STATED AS A PERCENTAGE OF NET ASSETS.

(2) THESE FEES INCLUDE FEES FOR THE "CORE" PORTFOLIOS IN WHICH THE "GATEWAY" FUNDS INVEST.

(3) THE FUNDS ARE SUBJECT TO VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS THAT REDUCE THE OPERATING EXPENSES OF THE FUNDS. SEE THE FINANCIAL HIGHLIGHTS TABLE FOR INFORMATION ABOUT FUND EXPENSES NET OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS

10

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% annual return, that a Fund's operating expenses remain the same, and that distributions are reinvested. Your actual costs may be higher or lower than those shown.



                        STABLE           INTERMEDIATE GOVERNMENT
                        INCOME                 INCOME FUND                                       TOTAL RETURN
                         FUND                                           INCOME FUND               BOND FUND

 ............... ........................ ........................ ........................ .........................
 ............... ........... ............ ............ ........... ............ ........... ............ ............
                  Class        Class        Class       Class        Class       Class        Class        Class
                    A            B            A           B            A           B            A            B
 ............... ........... ............ ............ ........... ............ ........... ............ ............
 ............... ........... ............ ............ ........... ............ ........... ............ ............

1 Year             $245        $368         $535         $694        $555         $716        $584         $734
3 Years            $448        $673         $715         $900        $778         $967        $867        $1,121
5 Years            $668       $1,154        $911        $1,232      $1,019       $1,344      $1,171       $1,435
10 Years          $1,299      $2,483       $1,474       $2,233      $1,708       $2,462      $2,033       $2,646


You would pay the following expenses assuming that you do NOT redeem your shares at the end of the periods shown:


                        STABLE           INTERMEDIATE GOVERNMENT

                        INCOME                 INCOME FUND                                       TOTAL RETURN
                         FUND                                     INCOME FUND                     BOND FUND

 ............... ........................ ........................ ........................ .........................
 ............... ........... ............ ............ ........... ............ ........... ............ ............
                  Class        Class        Class       Class        Class       Class        Class        Class
                    A            B            A           B            A           B            A            B
 ............... ........... ............ ............ ........... ............ ........... ............ ............
 ............... ........... ............ ............ ........... ............ ........... ............ ............

1 Year             $245        $218         $535         $194        $555         $216        $584         $234
3 Years            $448        $673         $715         $600        $778         $667        $867         $721
5 Years            $668       $1,154        $911        $1,032      $1,019       $1,144      $1,171       $1,235
10 Years          $1,299      $2,483       $1,474       $2,233      $1,708       $2,462      $2,033       $2,646



--------------------------------------------------------------------------------
GLOSSARY [Image of coffee cup and keyboard]
--------------------------------------------------------------------------------

This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, policies, and risks.


TERM                          DEFINITION
 ............................. ..................................................
 ............................. ..................................................
Board                         The Board of Trustees of Norwest Advantage Funds.
 ............................. ..................................................
 ............................. ..................................................
CDSC                          Contingent deferred sales charge.
 ............................. ..................................................
 ............................. ..................................................
Investment                    Grade  Rated at the time of purchase in 1 of the 4
                              highest long-term or 2 highest  short-term ratings
                              categories  by an NRSRO or unrated and  determined
                              by the Adviser to be of comparable quality.
 ............................. ..................................................
 ............................. ..................................................
NRSRO                         A   nationally   recognized   statistical   rating
                              organization, such as S&P, that rates fixed income
                              securities and preferred  stock by relative credit
                              risk.
 ............................. ..................................................
 ............................. ..................................................
U.S. Government Security      A security  issued or  guaranteed  as to principal
                              and interest by the U.S. Government, its agencies or its instrumentalities.

12

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS [Image of spreadsheet]
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Except as otherwise indicated, the Board may change the Funds' investment policies without shareholder approval. The Funds' investment objectives are fundamental and cannot be changed without a shareholder vote. There can, of course, be no assurance that any Fund will achieve its investment objective.

Some of the Funds invest directly in a portfolio of securities. Other Funds are "gateway" funds in a "core/gateway" structure. In this structure a "gateway" fund invests some or all of its assets in one or more "core portfolios" that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a Portfolio, references to the gateway fund also include the Portfolio, which is discussed after this section.

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

o INTEREST RATE RISK. THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF A FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN INTEREST RATES MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE.

o CREDIT RISK. THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATIONS.


o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTING SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.


STABLE INCOME FUND


[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to maintain safety of principal while providing low volatility total return. The Fund invests in a diversified portfolio of, primarily, short-term investment grade securities (rated in the 2 highest ratings categories or of comparable quality). The Fund invests in fixed and variable rate U.S. dollar-denominated fixed-income securities of a broad spectrum of U.S. issuers, including U.S. Government securities and the debt securities of financial institutions, corporations, and others.


         The Fund's investments include:

          o    up to 65% of its total assets in mortgage-backed securities;

          o up to 25% of its total assets in other types of asset-backed securities;

          o up to 25% of its total assets in mortgage-backed securities that are not U.S. Government securities; and

          o    up to 50% of its total assets in U.S. Government securities.

         The Fund limits its investments in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, to 30% of its total assets and does not invest more than 10% of its total assets in the securities of any other issuer.


         The Fund invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years. The Fund's duration (measure of the current value of cash flows), however, is short-term and will be maintained at 80% to 120% of that of a 1-year U.S. Treasury bill.


[risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

INTERMEDIATE GOVERNMENT INCOME FUND

[Target icon]

         INVESTMENT  OBJECTIVE AND STRATEGIES.   The Fund's investment objective
         is to provide income and safety of principal by investing primarily in U.S. Government securities.

         The Fund normally invests at least 65% of its total assets in fixed and variable rate U.S. Government securities and may invest up to 35% of its assets in fixed-income securities that are not U.S. Government securities. In selecting investments, the Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk and uses mortgage-backed securities to enhance yield.

         The Fund's investments include:

          o    up to 50% of its total assets in mortgage-backed securities;

          o up to 25% of its total assets in other types of asset-backed securities; and

          o    up to 10% of its total assets in zero-coupon securities.

         As part of its mortgage-backed securities investments, the Fund may enter into dollar rolls, which are transactions in which the Fund sells a security and commits to purchase a similar, but not identical, security at a later date. The Fund limits its investments in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government to 25% of its total assets, except the U.S. Treasury. The Fund may also enter into short sales.


         The Fund will purchase only securities rated, at the time of purchase, within the 2 highest rating categories assigned by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

14

         The Fund will invest primarily in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. Under normal circumstances, the Fund's portfolio securities will have an average dollar-weighted portfolio maturity of between 3 and 10 years and a duration of between 70% and 130% of the duration of a 5-year Treasury Note. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

INCOME FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide total return consistent with current income. The Fund's principal strategy is to invest in a diversified portfolio of fixed and variable rate fixed-income securities issued by domestic and foreign issuers. The Fund invests in a broad spectrum of U.S. issuers, including U.S. Government securities, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. In selecting investments, the Fund attempts to increase the Fund's performance by applying various fixed-income management techniques. The Fund combines these techniques with fundamental economic, credit, and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the duration of the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates.

         The Fund normally invests at least 30% of its total assets in U.S. Government securities. The Fund limits its investments in mortgage-backed securities to not more than 50% of its total assets and its investments in other asset-backed securities to not more than 25% of its total assets.


         The Fund may invest up to 70% of its total assets in corporate securities, such as bonds, debentures and notes, and fixed income securities that can be converted into or exchanged for common stocks. The Fund also may invest in zero coupon securities and enter into dollar rolls which are transactions in which the Fund sells a security and commits to purchase a similar, but not identical, security at a later date.


         The Fund may invest in debt securities registered and sold in the United States by foreign issuers and debt securities sold outside the United States by foreign or U.S. issuers. The Fund restricts its purchases of debt securities to those denominated and payable in U. S. dollars.


         Normally, the Fund will invest at least 80% of its total assets in investment grade securities (rated in the 4 highest ratings categories or of comparable quality). The Fund also may invest up to 20% of its total assets in below investment grade securities (also known as "junk bonds") rated at the time of purchase, in the fifth highest long-term ratings category assigned by an NRSRO or if unrated, determined by the Adviser to be of comparable quality.


         The Fund invests primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. The Fund expects to maintain an average dollar-weighted portfolio maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average.

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in lower-rated securities or bank bonds may involve greater credit risk (or risk of default) than higher-rated securities and may be more volatile than higher-rated securities. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

TOTAL RETURN BOND FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to seek total return. The Fund's principal strategy is to invest in a broad range of fixed-income instruments in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.


         In selecting investments, the Fund focuses on relative value as opposed to predicting the direction of interest rates. In general, the Fund seeks higher current income instruments, such as corporate bonds and mortgage- and other asset-backed securities, in order to enhance returns. The Fund believes that this exposure enhances performance in varying economic and interest rate cycles and avoids excessive risk concentrations. The Fund's investment process involves rigorous evaluation of each security, including identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument, and expected returns in varying economic/interest rate environments. The Fund uses this process to seek to identify securities, which represent the best relative economic value. The Fund then evaluates the results of the investment process against the Fund's objective and purchases those securities that are consistent with the Fund's investment objective.


         The Fund particularly seeks strategic diversification. The Fund's investments include:

          o    up to 75% of its total assets in corporate bonds;

16

          o    up to 65% of its total assets in mortgage-backed securities; and

          o    up to 50% of its total assets in asset-backed securities.

         The Fund may invest in U.S. Government securities without restriction.


         The Fund will invest 65% of its total assets in fixed-income securities rated, at the time of purchase, within the 3 highest ratings categories assigned by at least 1 NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in non-investment grade securities.


         The Fund expects to maintain an average dollar-weighted portfolio maturity of between 5 and 15 years. The Fund's duration normally will vary between 3 and 8 years. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-backed and asset-backed securities have prepayment risk, which is the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities. The Fund's investments in foreign securities have foreign risk. This is the risk of investments located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

--------------------------------------------------------------------------------
OTHER CONSIDERATIONS  [Image of spreadsheet]
--------------------------------------------------------------------------------

DERIVATIVES

The Funds may use certain derivative instruments, such as options, swap agreements, interest rate caps, collars, and floors, and futures contracts to manage risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. In addition to other risks, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

DOWNGRADED SECURITIES

Each Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible rating category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

TEMPORARY DEFENSIVE POSITION

To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents. When a Fund makes temporary defensive investments, it may not achieve its investment objective.

PORTFOLIO TURNOVER

From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The Financial Highlights table lists the Funds' portfolio turnover rate.

YEAR 2000


Certain computer systems may not process date-related information properly on and after January 1, 2000. The Funds' Advisers are addressing this matter for its systems. The Funds' other service providers have informed the Funds that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Funds or the issues in which the Funds invest and could therefore lower the value of your Fund shares.

18

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS [Image of spreadsheet]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

NORWEST INVESTMENT MANAGEMENT, INC. or NIM, which is now a wholly-owned subsidiary of Wells Fargo and Company, Norwest Center, Sixth and Marquette, Minneapolis, MN 55479, is the investment adviser for each Fund and each Portfolio. In this capacity, NIM makes investment decisions for and administers the Funds' and Portfolios' investment programs. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets.


Norwest, Stable Income Portfolio and Strategic Value Bond Portfolio have retained GALLIARD CAPITAL MANAGEMENT, INC. or GALLIARD, 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, as an investment subadviser to make investment decisions for and administer the investment programs of those Portfolios. Galliard is an investment advisory subsidiary of Norwest Bank that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations, and corporate and other business entities. As of June 30, 1999, Galliard provided advisory services for over $5.4 billion in assets.


How investment advisory fees are paid depends on whether or not a Fund invests in a Portfolio.

o If a Fund invests directly in a portfolio of securities, Norwest receives an investment advisory fee directly from the Fund.

o If a Fund invests in a Portfolio, Norwest receives an investment advisory fee from the Portfolio.

Norwest (and not the Funds or Portfolios) pays the subadviser's investment subadvisory fee. The investment subadvisory fee does not increase the amount of the investment advisory fees paid to Norwest by the Funds or Portfolios.

For these advisory services for the fiscal year ending May 31, 1999, the Funds paid:


                           Fund                                 Fee as a percentage of average daily net assets
 ........................................................... ........................................................
 ........................................................... ........................................................

Stable Income Fund                                                                   0.30%
Intermediate Government Income Fund                                                  0.33%
Income Fund                                                                          0.50%
Total Return Bond Fund                                                               0.50%


                                                                              19

Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Fund's investments. The year a portfolio manager began managing a Fund's portfolio follows the manager's name in parenthesis. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers.


STABLE INCOME FUND
    Portfolio:                 Stable Income Portfolio
    Subadviser:                Galliard
    Portfolio Manager:         John Huber (1998)
 .............................. .................................................
 .............................. .................................................
INTERMEDIATE GOVERNMENT INCOME FUND
    Portfolio Manager:         Marjorie H. Grace, CFA (1995)
 .............................. .................................................
 .............................. .................................................
INCOME FUND
    Portfolio Manager:         Marjorie H. Grace, CFA (1996)
 .............................. .................................................
 .............................. .................................................
TOTAL RETURN BOND FUND
    Portfolio:                 Strategic Value Bond Portfolio
    Subadviser:                Galliard
    Portfolio Managers:        Richard Merriam, CFA (1997), John Huber (1998),
                               and David Yim (1998)

PORTFOLIO MANAGERS

MARJORIE H. GRACE, associated with Norwest or its affiliates since 1992. Ms. Grace is a Director, Taxable Fixed Income of Norwest.

JOHN HUBER, associated with Norwest or its affiliates since 1990. Mr. Huber has been a portfolio manager and Corporate Trading Specialist at Galliard since 1995 and has been in investment management since 1990.

RICHARD MERRIAM, associated with Norwest or its affiliates since 1995. Mr. Merriam has been a managing partner of Galliard since 1995 and is responsible for investment process and strategy. Mr. Merriam was previously Chief Investment Officer of Insight Investment Management.

DAVID YIM, associated with Norwest or its affiliates since 1995. Mr. Yim has been a portfolio manager and Credit Research Specialist of Investment Research of Galliard since 1995 and previously worked for American Express Financial Advisors as a Research Analyst.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund that invests in a Portfolio. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in a Portfolio. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

--------------------------------------------------------------------------------
OTHER FUND SERVICES
--------------------------------------------------------------------------------

The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, distribution disbursing agent, and custodian.

20

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS [Image of coffee cup and keyboard]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASSES OF SHARES
--------------------------------------------------------------------------------

This Prospectus offers 2 classes of shares of the Funds. The classes, which have different fee structures, are:

o A Shares: offered at their net asset value plus an initial sales charge. A Shares do not pay distribution or shareholder servicing fees.


o B Shares: offered at their net asset value. B Shares pay distribution and shareholder servicing fees and convert to A Shares within 8 years after purchase. If you redeem your B Shares within 6 years of purchase, you may pay a CDSC. The amount of the charge depends on the length of time you hold the shares.


Sales charges and fees vary considerably between a Fund's A Shares and B Shares. After a set number of years, B Shares, which have higher fees, convert to A Shares, which have lower fees. Consider the differences in the classes' fee structures carefully before choosing which class to purchase. In particular, consider how long you intend to invest in the Fund and whether during that period the accumulated fees and applicable CDSCs on B Shares would be less than the initial sales charge on A Shares. Also, consider whether you might qualify for a reduced sales charge on A Shares and whether any difference in total expenses between classes would be offset by A Shares' higher yield. The SAI has more information about ways to qualify for reduced sales charges and how reduced sales charge alternatives operate.

--------------------------------------------------------------------------------
A SHARES
--------------------------------------------------------------------------------

The Funds offer A Shares at their next-determined net asset value plus the following initial sales charge (no sales charge applies to reinvestments of distributions):

STABLE INCOME FUND


                                      -----------------------------------------------------------------------------

                                                            Sales Charge as a Percentage of*

 ...................................................................................................................
 ...................................................................................................................
                                                    Offering                             Net Amount
Amount of Purchase                                   Price+                               Invested
 ...................................................................................................................
 ...................................................................................................................

Less than $50,000                                    1.50%                                  1.52%
$50,000 to $99,999                                   1.00%                                  1.01%
$100,000 to $499,000                                 0.75%                                  0.76%
$500,000 to $999,000                                 0.50%                                  0.50%
$1,000,000 and over                                   None                                  None


*ROUNDED TO THE NEAREST ONE-HUNDREDTH PERCENT
+THE AMOUNT OF THE INITIAL SALES CHARGE IS INCLUDED IN THE OFFERING PRICE

INTERMEDIATE GOVERNMENT INCOME FUND, INCOME FUND, AND TOTAL RETURN BOND FUND


                                       --------------------------------------------------------------------------

                                                            Sales Charge as a Percentage of

 .................................................................................................................
 .................................................................................................................
                                                     Offering                            Net Amount
Amount of Purchase                                    Price+                              Invested
 .................................................................................................................
 .................................................................................................................

Less than $50,000                                     4.50%                                4.71%
$50,000 to $99,999                                    4.00%                                4.17%
$100,000 to $249,000                                  3.50%                                3.63%
$250,000 to $499,999                                  2.50%                                2.56%
$500,000 to $999,000                                  2.00%                                2.04%
over $1,000,000                                        None                                 None


*ROUNDED TO THE NEAREST ONE-HUNDREDTH PERCENT
+THE AMOUNT OF THE INITIAL SALES CHARGE IS INCLUDED IN THE OFFERING PRICE

If you redeem A Shares purchased without a sales charge within one year of the date of purchase, the funds may impose a 1.00% charge. This charge is based on the lower of the NAV of the shares redeemed on the date of purchase or the date of redemption.

--------------------------------------------------------------------------------
B SHARES
--------------------------------------------------------------------------------

The Funds offer B Shares at their net asset value per share. The Funds' B Shares have distribution and shareholder servicing fees of 1.00% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.


CONTINGENT DEFERRED SALES CHARGE. For shareholders who purchased B Shares on or after May 17, 1999, if you redeem B Shares within 6 years of purchase (2 years in the case of the Stable Income Fund), there will be a CDSC on the redemption in the amount indicated as follows.



Year Since Purchase                                                   Charge for Stable Income Fund
 ....................................................................................................................
 ....................................................................................................................
First                                                                             1.5%
Second                                                                            0.75%
Third and subsequent                                                              None


22



                                                    Charge for Intermediate Government Income Fund,

Year Since Purchase                                      Income Fund and Total Return Bond Fund
 ....................................................................................................................
 ....................................................................................................................

First                                                                     5.0%
Second                                                                    4.0%
Third                                                                     3.0%
Fourth                                                                    3.0%
Fifth                                                                     2.0%
Sixth                                                                     1.0%
Seventh                                                                   None
Eighth                                                                  A Shares


For shareholders who purchased B Shares prior to May 17, 1999, if you redeem within 4 years of purchase, there will be a CDSC on the redemption in the amount indicated as follows.


                                                    Charge for Intermediate Government Income Fund,
Year Since Purchase                                      Income Fund and Total Return Bond Fund

 ....................................................................................................................
 ....................................................................................................................

First                                                                     3.0%
Second                                                                    2.0%
Third                                                                     2.0%
Fourth                                                                    1.0%
Fifth                                                                     None
Sixth                                                                     None
Seventh                                                                 A Shares


The amount of the CDSC will vary depending on the number of years between the payment for the purchase of the shares and their redemption. You will pay the CDSC on the lesser of the cost of the B Shares redeemed and their net asset value upon redemption. The Funds do not impose a CDSC on B Shares purchased through reinvestments of dividends and distributions.


The Funds will redeem shares in the manner that results in the imposition of the lowest CDSC. The Funds will automatically redeem shares first from any A Shares of the Fund, second from B Shares of the Fund acquired pursuant to reinvestment of distributions, third from B Shares of the Fund held for more than 6 years (2 years in the case of the Stable Income Fund), and fourth from the longest-outstanding B Shares of the Fund held for less than 6 years (2 years in the case of the Stable Income Fund).

CONVERSION FEATURE. B Shares will automatically convert to A Shares 8 years (4 years in the case of Stable Income Fund) from the end of the calendar month in which the Fund accepted your purchase. The conversion will be on the basis of the relative net asset values of the shares, without the imposition of any sales load, fee, or other charge. For purposes of conversion, the Funds will consider B Shares purchased through the reinvestment of dividends and distributions to be held in a separate sub-account. Each time any B Shares in your account (other than those in the sub-account) convert, a corresponding pro rata portion of the shares in the sub-account will also convert. The Funds may suspend the conversion feature in the future; in that event, B Shares might continue to pay their distribution fee indefinitely.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTION PROGRAM ENHANCEMENTS
--------------------------------------------------------------------------------

A SHARES

If you purchase A Shares of a Norwest Advantage Fund, that purchase may count towards reductions of sales charges for purchases of Class A shares of funds in the Stagecoach fund family. Currently, through Rights of Accumulation, you may reduce the sales charges you pay on A Shares of Norwest Advantage Funds by accumulating purchases of different Norwest Advantage Funds to reach one of the breakpoints available. You also may pay a lower sales charge by signing a Statement of Intention to invest a specific amount over a certain period of time. You may use your Norwest Advantage Funds Right of Accumulation or Statement of Intention to accumulate purchases of different Norwest Advantage Funds and Stagecoach funds to reach a breakpoint in the sales charges for A Shares.

B SHARES

A fund will not charge any CDSC for your withdrawal of B Shares under an Automatic Withdrawal Plan, provided that your aggregate withdrawal of the fund's shares under the Plan does not exceed 10% (including dividend and capital gain distributions) annually of your B Shares shareholdings of the fund, based on the anniversary date of the Plan.

24

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES [Image of coffee cup and keyboard]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Each Fund determines its net asset value or NAV on each Fund business day, which is any day that the New York Stock Exchange is open, by dividing the value of its net assets (i.e.,. the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds determine their net asset values at 4:00 p.m., Eastern time.

European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Fund business day. Trading in foreign securities, however, may not take place on all Fund business days or may take place on days that are not Fund business days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affect the securities' value after the close of the markets on which they trade, the Funds may make an adjustment to the value of the securities for purposes of determining net asset value.

For purposes of determining net asset value, the Funds convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

You may purchase or redeem shares at a price equal to their NAV next determined after receipt of your purchase order, or redemption request in proper form on a fund business day.

--------------------------------------------------------------------------------
GENERAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

You may purchase shares directly or through a financial institution. The Funds' transfer agent processes all transactions in Fund shares. Not all Funds or share classes offered in this Prospectus are available for purchase in all states. Please contact the Funds or your financial representative for information about whether a Fund or share class is available in your state.

All of the Funds except Stable Income Fund require a minimum initial investment of $1,000. Stable Income Fund requires a minimum initial investment of $5,000. All of the Funds require minimum subsequent investments of $100. Your shares become eligible to receive distributions the Fund business day after your purchase order is received in proper form.

The Funds reserve the right to reject any subscription for the purchase of shares, including subscriptions by market timers. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

--------------------------------------------------------------------------------
PURCHASE PROCEDURES
--------------------------------------------------------------------------------

DIRECT PURCHASES

You may obtain an account application by writing Norwest Advantage Funds at the following address:

BY REGULAR MAIL:                            NORWEST ADVANTAGE FUNDS
                                            P.O. BOX 8265
                                            BOSTON, MA 02266-8265

BY OVERNIGHT MAIL ONLY TO:                  NORWEST ADVANTAGE FUNDS
                                            ATTN:  CCSU
                                            BOSTON FINANCIAL
                                            66 BROOKS DRIVE
                                            BRAINTREE, MA 02184

When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES BY MAIL. You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent or the distributor.

To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds, or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan, or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

26

PURCHASES BY BANK WIRE. You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment in a Fund by bank wire.
Then instruct your bank to wire your money immediately to:

BY WIRE TO:                         State Street Bank & Trust
                                    Boston, MA
                                    ABA 011000028
                                    FNF: (Norwest Advantage Fund name]
                                    AC: 9905-434-8
                                    For Further Credit: _____________
                                    (Name on Norwest Advantage Fund Account
                                    and Fund Account Number)

Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

You may make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

--------------------------------------------------------------------------------
GENERAL REDEMPTION INFORMATION
--------------------------------------------------------------------------------

You may redeem Fund shares as of the next determination of the Fund's net asset value following receipt by the transfer agent of your redemption order in proper form subject to, in the case of B Shares, a CDSC imposed on most redemptions made within 8 years of purchase (two in the case of Stable Income Fund). Redeemed shares are not entitled to receive distributions after the day on which the redemption is effective.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the New York Stock Exchange is closed (or trading is restricted) for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and
(11) the payment of redemption proceeds to any address, person, or account for which there are not established standing instructions.

You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations, or other eligible institutions. The specific institution providing the guarantee must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

The Funds and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

Because of the cost of maintaining smaller accounts, Norwest Advantage Funds may redeem, upon not less than 60 days' written notice, any account with a net asset value of less than $1,000 ($5,000 in the case of Stable Income Fund) immediately following any redemption.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES
--------------------------------------------------------------------------------

If you have invested directly in a Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

Redemption by Mail. You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signature guaranteed.

28

REDEMPTION BY TELEPHONE. If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered, and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

REDEMPTION BY BANK WIRE. If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are wired on the Fund business day after the transfer agent receives a redemption request in proper form.

--------------------------------------------------------------------------------
EXCHANGES
--------------------------------------------------------------------------------

You may exchange A Shares and B Shares for A Shares and B Shares, respectively, of the Funds and of other funds of Norwest Advantage Funds that offer those classes of shares. You may also exchange A Shares and B Shares for some classes of certain money market funds of Norwest Advantage Funds. Call or write the transfer agent for both a list of funds that offer shares exchangeable with those of the Funds and prospectuses of those funds.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees (other than CDSCs) charged by, and the limitations (including minimum investment restrictions) of, the Fund into which you are exchanging.

You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a Fund only if that Fund's shares may legally be sold in your state of residence.

The Funds and federal tax law treat an exchange as a redemption and a purchase of shares. The Funds may amend or terminate exchange procedures on 60 days' notice.

SALES CHARGES. If you exchange A Shares of a fund for A Shares of another fund with a higher sales load, you will not be required to pay the difference in the sales load.

You may exchange B Shares without paying a CDSC. If you redeem shares you received in an exchange, the CDSC will be calculated as if you never exchanged the B Shares you originally purchased. B Shares acquired through an exchange will convert to A Shares when the B Shares originally purchased would convert to A Shares.

EXCHANGES BY MAIL. You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE. If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAX MATTERS  [Image of spreadsheet]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Stable Income Fund, Intermediate Government Income Fund, and Total Return Bond Fund declare and distribute net investment income monthly. Income Fund declares distributions of net investment income daily and pays those distributions monthly. Each Fund's net capital gain, if any, is distributed at least annually. Distributions on B Shares will be lower than those on A Shares per share because of the distribution and other fees applicable to B Shares.

You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option, and the Directed Dividend Option.

o    Under  the   Reinvestment   Option,   all   distributions  of  a  Fund  are
     automatically   invested  in  additional  shares  of  that  Fund.  You  are automatically assigned this option unless you select another option.

o    Under the Cash Option, you are paid all distributions in cash.

o Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another fund of Norwest Advantage Funds. Call or write the transfer agent for more information about the Directed Dividend Option.

All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund. All distributions reinvested in a fund are reinvested at the fund's net asset value as of the payment date of the distribution.

--------------------------------------------------------------------------------
TAX MATTERS
--------------------------------------------------------------------------------

The Funds are  managed  so that they do not owe  federal  income or excise  tax.
Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

Distributions (other than distributions of net investment income of Income Fund) reduce the net asset value of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable.

If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes.

30

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS [Image of coffee cup and keyboard]
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Fund's financial statements and the auditor's reports, are included in the Fund's Annual Report, which is available upon request, at no charge.


STABLE INCOME FUND


 ....................................................................................................................

                                                                  Net Realized     Distributions        Ending
                               Beginning Net         Net         and Unrealized       from Net        Net Asset
                                Asset Value       Investment       Gain (Loss)       Investment       Value Per

                                 Per Share          Income       On Investments        Income           Share
 ....................................................................................................................
 ....................................................................................................................

A Shares
Year Ended May 31, 1999            $10.31           $0.54            ($0.06)          ($0.53)           $10.26
Year Ended May 31, 1998            $10.24           $0.58             $0.06           ($0.57)           $10.31
Year Ended May 31, 1997            $10.20           $0.58             $0.04           ($0.58)           $10.24
May 2, 1996(e) to May 31,          $10.22           $0.02              --             ($0.04)           $10.20
1996
 ....................................................................................................................
 ....................................................................................................................
B Shares
Year Ended May 31, 1999            $10.30           $0.44            ($0.04)          ($0.44)           $10.26
Year Ended May 31, 1998            $10.24           $0.51             $0.04           ($0.49)           $10.30
Year Ended May 31, 1997            $10.20           $0.52             $0.02           ($0.50)           $10.24
May 17, 1996(e) to May 31,         $10.23           $0.02            ($0.01)          ($0.04)           $10.20
1996




                                      260



                                                                              31

                               ---------------------------------------------
                                             RATIO TO AVERAGE
                                                NET ASSETS
 .................................................................................................................................
 .................................................................................................................................


                                    Net                                                          Portfolio      Net Assets at
                                 Investment        Net           Gross            Total          Turnover        End of Period

                                   Income        Expenses     Expenses(a)       Return(b)          Rate        (000's Omitted)
 .................................................................................................................................
 .................................................................................................................................

A Shares
Year Ended May 31, 1999           5.11%(c)       0.65%(c)       0.95%(c)          4.74%          29.46%(d)          $8,559
Year Ended May 31, 1998           5.74%(c)       0.65%(c)       0.91%(c)          6.38%          37.45%(d)          $8,561
Year Ended May 31, 1997            5.69%          0.65%          0.87%            6.24%           41.30%           $12,451
May 2, 1996(e) to May 31,         5.77%(f)       0.70%(f)       2.22%(f)          0.23%           109.95%          $16,256
1996
 .................................................................................................................................
 .................................................................................................................................
B Shares
Year Ended May 31, 1999           4.34%(c)       1.40%(c)       2.15%(c)          4.07%          29.46%(d)          $2,387
Year Ended May 31, 1998           4.94%(c)       1.40%(c)       2.31%(c)          5.50%          37.45%(d)          $1,817
Year Ended May 31, 1997            4.96%          1.39%          2.89%            5.43%           41.30%            $1,056
May 17, 1996(e) to May 31,        5.02%(f)       1.42%(f)       3.07%(f)          0.12%           109.95%            $867
1996


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(D) THE PORTFOLIO TURNOVER RATE REFLECTS THE ACTIVITY OF THE PORTFOLIO IN WHICH THE FUND INVESTS.
(E)  COMMENCEMENT OF OPERATIONS.

(F)  ANNUALIZED.

32


INTERMEDIATE GOVERNMENT INCOME FUND


 .....................................................................................................................
 .....................................................................................................................

                                                                    Net Realized     Distributions        Ending
                                Beginning Net          Net         and Unrealized      from Net         Net Asset
                                 Asset Value       Investment       Gain (Loss)       Investment        Value Per

                                  Per Share          Income        On Investments        Income           Share
 .....................................................................................................................
 .....................................................................................................................
A Shares
Year Ended May 31, 1999            $11.22             $0.64           ($0.17)           ($0.65)           $11.04
Year Ended May 31, 1998            $10.84             $0.77            $0.31            ($0.70)           $11.22
Year Ended May 31, 1997            $10.89             $0.73           ($0.05)           ($0.73)           $10.84
May 2, 1996(c) to May 31,          $10.89             $0.03             --              ($0.03)           $10.89
1996
 .....................................................................................................................
 .....................................................................................................................
B Shares
Year Ended May 31, 1999            $11.21             $0.53           ($0.13)           ($0.57)           $11.04
Year Ended May 31, 1998            $10.83             $0.69            $0.31            ($0.62)           $11.21
Year Ended May 31, 1997            $10.89             $0.64           ($0.05)           ($0.65)           $10.83
May 17, 1996(c) to May 31,         $10.97             $0.03           ($0.08)           ($0.03)           $10.89
1996




                                      262



                                                                              33

                              ----------------------------------------
                                         RATIO TO AVERAGE
                                            NET ASSETS
 .........................................................................................................................
 .........................................................................................................................


                                   Net                                                    Portfolio      Net Assets at
                               Investment       Net         Gross          Total           Turnover       End of Period

                                 Income       Expenses   Expenses(a)     Return(b)           Rate       (000's Omitted)
 .........................................................................................................................
 .........................................................................................................................
A Shares
Year Ended May 31, 1999           5.76%        0.68%        0.87%          4.21%           123.61%          $18,594
Year Ended May 31, 1998           6.35%        0.68%        0.86%          10.19%           96.76%          $14,325
Year Ended May 31, 1997           6.58%        0.68%        0.80%          6.36%           183.05%          $13,038
May 2, 1996(c) to May 31,       7.32%(d)      0.75%(d)     1.74%(d)        0.26%            74.64%          $16,562
1996
 .........................................................................................................................
 .........................................................................................................................
B Shares
Year Ended May 31, 1999           5.01%        1.43%        1.91%          3.53%           123.61%           $8,540
Year Ended May 31, 1998           5.60%        1.43%        1.85%          9.38%            96.76%           $8,277
Year Ended May 31, 1997           5.80%        1.42%        1.85%          5.51%           183.05%           $8,970
May 17, 1996(c) to May 31,      5.56%(d)      1.35%(d)     2.65%(d)       (0.49%)           74.64%          $10,682
1996

(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  COMMENCEMENT OF OPERATIONS.
(D)  ANNUALIZED.

34


INCOME FUND



 ......................................................................................................................
 ......................................................................................................................

                                                         Net Realized     Dividends     Distributions      Ending
                         Beginning Net        Net       and Unrealized     from Net       from Net       Net Asset
                          Asset Value     Investment      Gain (Loss)     Investment      Realized       Value Per

                           Per Share        Income      On Investments      Income          Gain           Share
 ......................................................................................................................
 ......................................................................................................................

A Shares
Year Ended May 31, 1999      $9.79           $0.59          ($0.31)        ($0.59)            --            $9.48
Year Ended May 31, 1998      $9.27           $0.61           $0.52         ($0.61)            --            $9.79
Year Ended May 31, 1997      $9.27           $0.62             --          ($0.62)            --            $9.27
Year Ended May 31, 1996      $9.63           $0.61          ($0.36)        ($0.61)            --            $9.27
Year Ended May 31, 1995      $9.52           $0.65           $0.11         ($0.65)            --            $9.63
 ......................................................................................................................
 ......................................................................................................................
B Shares
Year Ended May 31, 1999      $9.77           $0.52          ($0.31)        ($0.52)            --            $9.46
Year Ended May 31, 1998      $9.26           $0.54           $0.51         ($0.54)            --            $9.77
Year Ended May 31, 1997      $9.26           $0.55             --          ($0.55)            --            $9.26
Year Ended May 31, 1996      $9.61           $0.54          ($0.35)        ($0.54)            --            $9.26
Year Ended May 31, 1995      $9.51           $0.58           $0.10         ($0.58)            --            $9.61



                                      264



                                                                              35

                         ------------------------------------------
                                     RATIO TO AVERAGE
                                        NET ASSETS
 ....................................................................................................................
 ....................................................................................................................


                              Net                                                     Portfolio      Net Assets at
                          Investment        Net          Gross          Total          Turnover      End of Period

                            Income       Expenses     Expenses(a)     Return(b)          Rate       (000's Omitted)
 ....................................................................................................................
 ....................................................................................................................

A Shares
Year Ended May 31, 1999       5.98%         0.75%         1.08%          2.81%          202.22%          $13,731
Year Ended May 31, 1998       6.29%         0.75%         1.14%         12.47%          167.09%          $7,661
Year Ended May 31, 1997       6.59%         0.75%         1.17%          6.79%          231.00%          $5,142
Year Ended May 31, 1996       6.33%         0.75%         1.16%          2.58%          270.17%          $5,521
Year Ended May 31, 1995       7.02%         0.75%         1.24%          8.49%           98.83%          $6,231
 ....................................................................................................................
 ....................................................................................................................
B Shares
Year Ended May 31, 1999       5.22%         1.50%         2.13%          2.03%          202.22%          $7,726
Year Ended May 31, 1998       5.54%         1.50%         2.19%         11.52%          167.09%          $4,855
Year Ended May 31, 1997       5.87%         1.50%         2.25%          6.03%          231.00%          $3,349
Year Ended May 31, 1996       5.57%         1.50%         2.27%          1.92%          270.17%          $3,292
Year Ended May 31, 1995       6.24%         1.50%         2.21%          7.57%           98.83%          $3,296


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.

36


TOTAL RETURN BOND FUND



 ........................................................................................................................
 ........................................................................................................................

                                                          Net Realized      Dividends    Distributions      Ending
                          Beginning Net        Net       And Unrealized     from Net        from Net       Net Asset
                           Asset Value     Investment      Gain (Loss)     Investment       Realized       Value Per

                            Per Share        Income      on Investments       Income          Gain           Share
 ........................................................................................................................
 ........................................................................................................................

A Shares
Year Ended May 31, 1999       $9.63           $0.56          ($0.24)         ($0.56)        ($0.22)          $9.17
Year Ended May 31, 1998       $9.40           $0.59           $0.28          ($0.59)        ($0.05)          $9.63
Year Ended May 31, 1997       $9.40           $0.60           $0.03          ($0.60)        ($0.03)          $9.40
Year Ended May 31, 1996       $9.73           $0.64          ($0.31)         ($0.64)        ($0.02)          $9.40
Year Ended May 31, 1995       $9.54           $0.67           $0.19          ($0.67)           --             $9.73
 ........................................................................................................................
 ........................................................................................................................
B Shares
Year Ended May 31, 1999       $9.65           $0.49          ($0.24)         ($0.49)        ($0.22)          $9.19
Year Ended May 31, 1998       $9.42           $0.52           $0.28          ($0.52)        ($0.05)          $9.65
Year Ended May 31, 1997       $9.40           $0.53           $0.05          ($0.53)        ($0.03)          $9.42
Year Ended May 31, 1996       $9.73           $0.57          ($0.31)         ($0.57)        ($0.02)          $9.40
Year Ended May 31, 1995       $9.54           $0.59           $0.19          ($0.59)           --             $9.73



                                      266



                                                                              37

                         -----------------------------------------
                                     RATIO TO AVERAGE
                                        NET ASSETS
 .................................................................................................................
 .................................................................................................................


                              Net                                                   Portfolio     Net Assets at
                          Investment       Net          Gross          Total         Turnover     End of Period

                            Income       Expenses    Expenses(a)     Return(b)         Rate      (000's Omitted)
 .................................................................................................................
 .................................................................................................................

A Shares
Year Ended May 31, 1999    5.85%(c)      0.75%(c)     1.38%(c)         3.26%        48.43%(d)        $1,304
Year Ended May 31, 1998    6.14%(c)      0.75%(c)     1.13%(c)         9.46%        134.56%(d)       $3,030
Year Ended May 31, 1997      6.37%        0.75%         1.31%          6.84%          55.07%         $3,086
Year Ended May 31, 1996      6.48%        0.76%         1.57%          3.41%          77.49%         $2,010
Year Ended May 31, 1995      6.94%        0.64%         2.38%          9.42%          35.19%          $599
 .................................................................................................................
 .................................................................................................................
B Shares
Year Ended May 31, 1999    5.13%(c)      1.50%(c)     2.31%(c)         2.49%        48.43%(d)        $2,757
Year Ended May 31, 1998    5.37%(c)      1.50%(c)     2.22%(c)         8.64%        134.56%(d)       $2,648
Year Ended May 31, 1997      5.61%        1.49%         2.37%          6.27%          55.07%         $2,254
Year Ended May 31, 1996      5.75%        1.51%         2.48%          2.63%          77.49%         $2,098
Year Ended May 31, 1995      6.17%        1.41%         3.09%          8.59%          35.19%          $919


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.

(D) THE PORTFOLIO TURNOVER RATE REFLECTS THE ACTIVITY OF THE PORTFOLIO IN WHICH THE FUND INVESTS.

38


If you would like more information about the Funds and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or "SAI," contains detailed information about the Funds, such as its investments, management, and organization. It is incorporated into this Prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional Information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, the Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may obtain free copies of the SAI, annual report and semi-annual report by contacting your investment representative or by contacting Norwest Advantage Funds at Sixth and Marquette N9305-109, Minneapolis, Minnesota 55479, or by calling 1-800- 338-1348 or 1-612-667-8833.


The Funds' reports and statement of additional information are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the SEC's Internet website at http:// www.sec.gov.

The SEC's Investment Company Act file number for the Funds is 811-4881.

Norwest Advantage Funds
510 Marquette Ave N9309-041
Minneapolis, MN 55479
























Shareholder Services
Minneapolis/St. Paul 1-612-667-8833, option 3
Elsewhwere 1-800-338-1348, option 3

Norwest Investment Management, Inc.
Investment Adviser

Norwest Bank Minnesota, N.A.
Transfer Agent
Custodian

Forum Financial Services, Inc.
Manager and Distributor

(c) NORWEST ADVANTAGE FUNDS
NWIFP 10/99

PROSPECTUS

OCTOBER 1, 1999

TAX-FREE INCOME FUNDS

[LOGO








                [Image of construction site, PC and claculator]























                                                            Tax-Free Income Fund

                                                          Colorado Tax-Free Fund

                                                         Minnesota Tax-Free Fund





MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE SYSTEM, U.S. GOVERNMENT, OR ANY OTHER GOVERNMENT AGENCY

MAY LOSE VALUE

NO BANK GUARANTEE

                                   PROSPECTUS




                                 OCTOBER 1, 1999


                              Tax-Free Income Fund

                             Colorado Tax-Free Fund

                             Minnesota Tax-Free Fund



















An investment in a Fund is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The U.S. Securities and Exchange Commission, has not approved or disapproved these securities or determined whether or not this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS [Image of construction site]
--------------------------------------------------------------------------------



Risk/Return Summary............................................................2
         Tax-Free Income Fund..................................................3
         Colorado Tax-Free Fund................................................4
         Minnesota Tax-Free Fund...............................................5


Fees And Expenses Of The Funds.................................................7


Glossary.......................................................................9

[Target icon]
[Risk icon]
Investment Objectives, Strategiesand Risk Considerations......................10


Other Considerations..........................................................12


Management Of The Funds.......................................................13


Choosing AShare Class.........................................................14


How To Buy And Sell Shares....................................................16


Distributions And Tax Matters.................................................22


Financial Highlights..........................................................24

2

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY [Image of keyboard]
--------------------------------------------------------------------------------

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

o INTEREST RATE RISK. THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF A FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN INTEREST RATES MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE;

o CREDIT RISK. THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATIONS;

o MUNICIPAL MARKET RISK. THIS IS THE RISK THAT SPECIAL FACTORS MAY ADVERSELY AFFECT THE VALUE OF MUNICIPAL SECURITIES AND HAVE A SIGNIFICANT EFFECT ON THE VALUE OF A FUND'S INVESTMENTS. THESE FACTORS INCLUDE POLITICAL OR LEGISLATIVE CHANGES AND UNCERTAINTIES RELATED TO THE TAX STATUS OF MUNICIPAL SECURITIES OR THE RIGHTS OF INVESTORS IN THESE SECURITIES; AND

o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTING SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and table provide an indication of the historical risk of an investment in each Fund by showing:

o changes in a Fund's performance from year to year over 10 years or, if less, the life of the Fund; and

o how a Fund's average annual returns for one, five and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

A Fund's past performance does not necessarily indicate how it will perform in the future.

Another important thing for you to note: You may lose money by investing in a Fund.

TAX-FREE INCOME FUND

OBJECTIVE. The Fund's investment objective is to produce current income exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in investment grade municipal securities. The Fund normally invests at least 80% of its total assets in municipal securities paying interest exempt from federal income taxes, including AMT. The Fund seeks to maintain an average dollar-weighted portfolio maturity of between 10 and 20 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk, and municipal market risk.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990    5.88%
                                1991    9.41%
                                1992    7.33%
                                1993    9.48%
                                1994   -4.86%
                                1995   16.87%
                                1996    4.74%
                                1997   10.26%
                                1998    6.44%

The calendar year-to-date total return as of June 30, 1999 was -1.79%.

During the periods shown in the chart, the highest quarterly return was 5.85% (for the quarter ended March 31, 1995) and the lowest quarterly return was --5.50% (for the quarter ended March 31, 1994).

4

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Index.


                                    Tax-Free                Tax-Free            Lehman Brothers
                                   Income Fund            Income Fund          10-Year Municipal
Year(s)                             A Shares               B Shares*                 Index
 ............................. ...................... ....................... ......................
 ............................. ...................... ....................... ......................
1  Year                               1.65%                  0.64%                   6.76%
5  Year                               5.47%                  5.33%                   6.63%
Since Inception (8/1/89)              6.53%                  6.28%                 8.00%(1)


(1)  FOR THE PERIOD 7/31/89 - 12/31/98.

* 8/6/93 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES.

The Lehman Brothers 10-Year Municipal Index is an unmanaged index of bonds with maturities of one to ten years.

COLORADO TAX-FREE FUND

OBJECTIVE. The Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal (including the AMT) and Colorado state income taxes consistent with the preservation of capital. The Fund offers shares only to residents of Colorado.


PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all its assets in investment grade municipal securities (rated in the 4 highest ratings categories or of comparable quality) issued by (1) the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations, and (2) territories and possessions of the United States. The Fund invests at least 80% of its total assets in municipal securities paying interest exempt from both federal (including AMT) and Colorado state income taxes. Normally, the Fund expects to have an average dollar-weighted portfolio maturity of greater than 10 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk, and municipal market risk. Because the Fund invests a larger portion of its assets in a particular state's municipal securities, it is more vulnerable to events adversely affecting that state, including economic, political, or regulatory occurrences. Loss of money is a risk of investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance table provide an indication of the historical risk of an investment in the Fund.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.
                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1994   -5.93%
                                1995   17.00%
                                1996    4.88%
                                1997   10.29%
                                1998    6.14%

The calendar year-to-date total return as of June 30, 1999 was -2.17%.

During the periods shown in the chart, the highest quarterly return was 5.64% (for the quarter ended March 31, 1995) and the lowest quarterly return was --5.49% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Index.


                                    Colorado               Colorado           Lehman Brothers
                                  Tax-Free Fund         Tax-Free Fund        10-Year Municipal
Year(s)                             A Shares              B Shares*                Index
 ............................. ...................... ..................... ......................
 ............................. ...................... ..................... ......................
1  Year                               1.36%                 0.25%                  6.76%
5  Year                               5.23%                 5.08%                  6.34%
Since Inception (6/1/93)              5.87%                 5.83%                6.97%(1)

(1)  FOR THE PERIOD 5/31/93 - 12/31/98.

* 8/2/93 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES.

The Lehman Brothers 10-Year Municipal Index is an unmanaged index of municipal bonds with maturities of one to ten years.

MINNESOTA TAX-FREE FUND


Objective. The Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including AMT) without assuming undue risk. The Fund offers shares only to residents of Minnesota.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests substantially all (and always at least 75% of) its assets in investment grade municipal securities (rated in the 4 highest ratings categories or of comparable quality) issued by
(1) the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States. The Fund invests at least 80% of its total assets in securities paying interest exempt from both federal and Minnesota state income taxes (including AMT). Normally, the Fund expects to have an average dollar-weighted portfolio maturity of greater than 10 years.

6


PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk, and municipal market risk. Because the Fund invests a larger portion of its assets in a particular state's municipal securities, it is more vulnerable to events adversely affecting that state, including economic, political, or regulatory occurrences. Loss of money is a risk of investing in the Fund.


BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.
                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   -1.45%
                                1990    9.37%
                                1991    6.35%
                                1992    8.53%
                                1993    7.55%
                                1994   11.24%
                                1995   -6.00%
                                1996   17.21%
                                1997    3.78%
                                1998    9.16%

The calendar year-to-date total return as of June 30, 1999 was -1.45%.

During the periods shown in the chart, the highest quarterly return was 6.84% (for the quarter ended March 31, 1995) and the lowest quarterly return was --5.57% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Lehman Brothers 10-Year Municipal Index.


                                     Minnesota              Minnesota           Lehman Brothers
                                   Tax-Free Fund          Tax-Free Fund        10-Year Municipal
Year(s)                              A Shares               B Shares*                Index
 .............................. ...................... ...................... ......................
 .............................. ...................... ...................... ......................
1  Year                                1.44%                  0.33%                  6.76%
5  Year                                4.83%                  4.68%                  6.34%
10 Year                                6.70%                  6.36%                  8.32%
Since Inception (1/12/88)              6.56%                  6.18%                8.27%(1)

(1)  FOR THE PERIOD 12/31/87 - 12/31/98.

* 8/6/93 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES.

The Lehman Brothers 10-Year Municipal Index is an unmanaged index of municipal bonds with maturities of one to ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUNDS [Image of keyboard]
--------------------------------------------------------------------------------

This table describes the fees and expenses that you pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


 .................................................................... .............. ...............
                                                                           A              B
                                                                        Shares          Shares
 .................................................................... .............. ...............
 .................................................................... .............. ...............
     Maximum Sales Charge (Load) Imposed on Purchases (as a
     percentage of offering price)                                       4.5%            None
     Maximum Deferred Sales Charge (Load)
     (as percentage of the lower of the Net Asset Value ("NAV") at       None            5.0%
     purchase or the NAV at redemption)

ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                       TAX-FREE               COLORADO             MINNESOTA
                                      INCOME FUND          TAX-FREE FUND         TAX-FREE FUND

 ................................ ...................... ..................... .....................
 ................................ ........... .......... .......... .......... .......... ..........

                                     A           B          A          B          A          B
                                   Shares     Shares     Shares     Shares     Shares     Shares

 ................................ ........... .......... .......... .......... .......... ..........
 ................................ ........... .......... .......... .......... .......... ..........

Investment Advisory Fees           0.50%       0.50%      0.50%      0.50%      0.50%      0.50%
Distribution (12b-1) Fees          0.00%       1.00%      0.00%      1.00%      0.00%      1.00%
Other Expenses                     0.48%       0.51%      0.52%      0.53%      0.53%      0.54%

Total Annual Fund

Operating Expenses(2)              0.98%       2.01%      1.02%      2.03%      1.03%      2.04%



(1) BASED ON AMOUNTS INCURRED DURING EACH FUND'S FISCAL YEAR ENDED MAY 31, 1999 STATED AS A PERCENTAGE OF
         NET ASSETS.

(2) THE FUNDS ARE SUBJECT TO VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS THAT REDUCE THE OPERATING EXPENSES OF THE FUNDS.

     SEE THE FINANCIAL HIGHLIGHTS TABLE FOR INFORMATION ABOUT FUND EXPENSES, NET OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

8


EXAMPLE OF EXPENSES


These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% annual return, that the Fund's operating expenses remain the same, and that distributions are reinvested.

Your actual costs may be higher or lower than those shown.


---------------- ------------------------- ------------------------- -----------------------------

                                  TAX-FREE                COLORADO               MINNESOTA
                                 INCOMEFUND            TAX-FREE FUND           TAX-FREE FUND
 .......................... ....................... ....................... .......................
 .......................... ........... ........... ........... ........... ........... ...........

                               A           B           A           B           A           B
                             Shares      Shares      Shares      Shares      Shares      Shares

 .......................... ........... ........... ........... ........... ........... ...........
 .......................... ........... ........... ........... ........... ........... ...........
1 Year                       $545        $704        $549        $706        $550        $707
3 Years                       748         930         760         937         763         940
5 Years                       967        1,283        988        1,293        993        1,298
10 Years                     1,597       2,338       1,642       2,358       1,653       2,369


You would pay the following expenses if you do NOT redeem your shares at the end of the periods shown:
---------------- ------------------------- ------------------------- -----------------------------


                                  TAX-FREE                COLORADO               MINNESOTA
                                INCOME FUND            TAX-FREE FUND           TAX-FREE FUND

 .......................... ....................... ....................... .......................
 .......................... ........... ........... ........... ........... ........... ...........

                               A           B           A           B           A           B
                             Shares      Shares      Shares      Shares      Shares      Shares

 .......................... ........... ........... ........... ........... ........... ...........
 .......................... ........... ........... ........... ........... ........... ...........

1 Year                        $545        $204        $549        $206        $550        $207
3 Years                       748         630         760         637         763         640
5 Years                       967        1,083        988        1,093        993        1,098
10 Years                     1,597       2,338       1,642       2,358       1,653       2,369


--------------------------------------------------------------------------------
GLOSSARY [Image of PC]
--------------------------------------------------------------------------------

This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, policies, and risks.

TERM                                 DEFINITION
 .................................... ...........................................
 .................................... ...........................................
AMT                                  Alternative minimum tax.
 .................................... ...........................................
 .................................... ...........................................
Board                                The Board of Trustees of  Norwest Advantage
                                     Funds.
 .................................... ...........................................
 .................................... ...........................................
CDSC                                 Contingent deferred sales charge.
 .................................... ...........................................
 .................................... ...........................................
Investment Grade                     Rated  at  the  time  of  purchase  in 1 of
                                     the  4 highest long-term or 2 highest short
                                     -term  ratings categories  by  an  NRSRO or
                                     unrated  and determined   by  the   Adviser
                                     to  be  of comparable quality.
 .................................... ...........................................
 .................................... ...........................................
Municipal                            Security  A debt  security  issued by or on
                                     behalf  of  the  states,   territories,  or
                                     possessions  of  the  United  States,   the
                                     District    of    Columbia     and    their
                                     subdivisions,                  authorities,
                                     instrumentalities,  and corporations,  with
                                     interest exempt from federal income tax.
 .................................... ...........................................
 .................................... ...........................................

NRSRO A nationally recognized statistical ratings organization, such as Standard & Poor's Corporation, that rates fixed-income securities by relative credit risk.

10

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS [Image of keyboard]
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Except as otherwise indicated, the Board may change the Fund's investment policies without shareholder approval. The Fund's investment objectives are fundamental and cannot be changed without a shareholder vote. There can, of course, be no assurance that any Fund will achieve its investment objective.

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

o INTEREST RATE RISK. This is the risk that changes in interest rates will affect the value of a Fund's investments, particularly those investments in debt or income-producing securities. Increases in interest rates may cause the value of a Fund's investments to decline;

o CREDIT RISK. This is the risk that the issuer of a security will be unable to make timely payments of interest or principal or to otherwise honor its obligations; and

o MUNICIPAL MARKET RISK. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of a Fund's investments. These factors include political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities.


o MANAGEMENT RISK. This is the risk that a Fund's manager will make poor choices in selecting securities. All actively managed funds have management risk.


TAX-FREE INCOME FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to produce current income exempt from federal income taxes. The Fund invests primarily in a portfolio of investment grade municipal securities. The Fund normally invests at least 80% of its total assets in municipal securities paying interest exempt from federal income taxes, including AMT.

         The Fund expects to maintain an average dollar-weighted portfolio maturity of between 10 and 20 years, but portfolio maturity may vary depending on market conditions. The Fund emphasizes investments in municipal securities with interest income rather than stability of the Fund's net asset value.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk, credit risk, and municipal market risk.





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                                                                              11

COLORADO TAX-FREE FUND


[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal and Colorado state income taxes (including AMT) consistent with the preservation of capital. The Fund offers shares only to residents of Colorado. The Fund normally invests substantially all of its assets in investment grade municipal securities (rated in the 4 highest ratings categories or of comparable quality) issued by (1) the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States. The Fund invests at least 80% of its total assets in municipal securities paying interest exempt from both federal (including AMT) and Colorado state income taxes. The Fund invests in securities of a comparatively small number of issuers.


         The Fund expects that its average dollar-weighted portfolio maturity normally will be greater than 10 years, but portfolio maturity may reach or exceed 20 years. While the Fund emphasizes investments in municipal securities paying interest income rather than maintaining the Fund's stability of net asset value, the Fund also attempts to limit net asset value fluctuations.


[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk, credit risk, and municipal market risk. Because the Fund invests a larger portion of its assets in a smaller number of issuers and in a particular state's municipal securities, it is more vulnerable to events adversely affecting these issuers or that state, including economic, political, or regulatory occurrences.


MINNESOTA TAX-FREE FUND

[Target icon]

         INVESTMENT OBJECTIVES AND STRATEGIES. The Fund's investment objective is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including AMT) without assuming undue risk. The Fund offers shares only to residents of Minnesota. The Fund normally invests substantially all (and always at least 75% of) its assets in investment grade municipal securities (rated in the 4 highest rating categories or of comparable quality) issued by (1) the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations and (2) territories and possessions of the United States. The Fund invests at least 80% of its total assets in securities paying interest exempt from both federal (including AMT) and Minnesota state income taxes. The Fund may invest in securities of a comparatively small number of issuers.


         Normally, the Fund expects to maintain an average dollar-weighted portfolio maturity of greater than 10 years, but the portfolio maturity may reach or exceed 20 years. The Fund may invest up to 25% of its total assets in non-investment grade municipal securities rated in the fifth highest long-term ratings category assigned by an NRSRO or if unrated, determined by the Adviser to be of comparable quality.

[Risk icon]

         RISK CONSIDERATIONS. The principal risks of investing in the Fund are interest rate risk, credit risk, and municipal market risk. Because the Fund invests a larger portion of its assets in a smaller number of issuers and in a particular state's municipal securities, it is more vulnerable to events adversely affecting these issuers or that state, including economic, political, or regulatory occurrences.






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12


--------------------------------------------------------------------------------
OTHER CONSIDERATIONS [Image of construction site]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOWNGRADED SECURITIES
--------------------------------------------------------------------------------

Each Fund may retain a security whose rating has been lowered (or a security of comparable quality to a security whose rating has been lowered) below the Fund's lowest permissible rating category if the Fund's Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE POSITION
--------------------------------------------------------------------------------

To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents. When a Fund makes temporary defensive investments, it may not achieve its investment objective and is likely that its shareholders may be subject to federal and applicable state income taxes on a greater portion of the Fund's income distributions.

When a Fund assumes a temporary defensive position, it is likely that its shareholders may be subject to federal and applicable state income taxes on a greater portion of the Fund's income distributions.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The Financial Highlights table lists each Fund's portfolio turnover rate.

--------------------------------------------------------------------------------
YEAR 2000
--------------------------------------------------------------------------------


Certain computer systems may not process date-related information properly on and after January 1, 2000. The Funds' Adviser is addressing this matter for its systems. The Funds' other service providers have informed the Funds that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Funds or the issues in which the Funds invest and could therefore, lower the value of your Fund shares.






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                                                                              13

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS [Image of keyboard]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

Norwest Investment Management, Inc. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth and Marquette, Minneapolis, MN 55479, is the investment adviser for each Fund. In this capacity, NIM makes investment decisions for and administers the Funds' investment programs. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets.

For these advisory services for the fiscal year ending May 31, 1999, the Funds paid:


                      Fund                         Fee as a percentage of average daily net assets
 .................................................. ................................................
 .................................................. ................................................
Tax-Free Income Fund                                                    0.50%
Colorado Tax-Free Fund                                                  0.50%
Minnesota Tax-Free Fund                                                 0.50%


Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Fund's investments. The year a portfolio manager began managing a Fund's portfolio follows the manager's name in parenthesis. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers.




TAX-FREE FIXED INCOME FUNDS
Portfolio:                                Tax-Free Income Fund
Portfolio Manager:                        William T. Jackson, CFA (1993)

 ......................................... ......................................

Portfolio:                                Colorado Tax-Free Fund
Portfolio Manager:                        William T. Jackson, CFA (1993)

 ......................................... ......................................

Portfolio:                                Minnesota Tax-Free Fund
Portfolio Manager:                        Patricia D. Hovanetz, CFA (1991)


PORTFOLIO MANAGERS

PATRICIA D. HOVANETZ, associated with Norwest or its affiliates since 1966. Ms. Hovanetz is a Director-Tax-Exempt Fixed Income of Norwest. and has been associated with Norwest or Norwest Bank for more than 25 years in capacities related to municipal bond investments.

WILLIAM T. JACKSON, associated with Norwest or its affiliates since 1993. Mr. Jackson is a Managing Director, Tax-Exempt Fixed Income of Norwest.

--------------------------------------------------------------------------------
OTHER FUND SERVICES
--------------------------------------------------------------------------------

The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, distribution disbursing agent, and custodian.





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14

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS [Image of construction site]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASSES OF SHARES
--------------------------------------------------------------------------------

This Prospectus offers 2 classes of shares of the Funds. The classes, which have different fee structures, are:

o A Shares: offered at their net asset value plus an initial sales charge. A Shares do not pay distribution or shareholder servicing fees.

o B Shares: offered at their net asset value. B Shares pay distribution and shareholder servicing fees and convert to A Shares 6 years after purchase. If you redeem your B Shares within 4 years of purchase, you may pay a CDSC. The amount of the charge depends on the length of time you hold the shares.

Sales charges and fees vary considerably between a Fund's A Shares and B Shares. After 7 years, B Shares, which have higher fees, convert to A Shares, which have lower fees. Consider the differences in the classes' fee structures carefully before choosing which class to purchase. In particular, consider how long you intend to invest in the Fund and whether during that period the accumulated fees and applicable CDSCs on B Shares would be less than the initial sales charge on A Shares. Also, consider whether you might qualify for a reduced sales charge on A Shares and whether any difference in total expenses between classes would be offset by A Shares' higher yield. The SAI has more information about ways to qualify for reduced sales charges and how reduced sales charge alternatives operate.

A SHARES

The Funds offer A Shares at their next-determined net asset value plus the following initial sales charge (no sales charge applies to reinvestments of distributions):
*

 ..................................................................................................
                                                 Sales Charge As a Percentage of*
 ..................................................................................................
Amount of Purchase                       Offering Price+                Net Amount Invested
 ..................................................................................................
Less than $50,000                             4.50%                            4.71%
$50,000 to $99,999                            4.00%                            4.17%
$100,000 to $249,000                          3.50%                            3.63%
$250,000 to $499,999                          2.50%                            2.56%
$500,000 to $999,000                          2.00%                            2.04%
Over $1,000,000                                None                            None

*ROUNDED TO THE NEAREST ONE-HUNDREDTH PERCENT.
+THE AMOUNT OF THE INITIAL SALES CHARGE IS INCLUDED IN THE OFFERING PRICE.

If you redeem A Shares purchased without a sales charge within one year of the date of purchase, the funds may impose a 1.00% charge. This charge is based on the lower of the NAV of the shares redeemed on the date of purchase or the date of redemption.





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



                                                                              15

B SHARES

The Funds offer B Shares at their net asset value per share. The Funds' B Shares have distribution and shareholder servicing fees of 1.00% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.

Contingent Deferred Sales Charge. For shareholders who purchase B Shares on or after May 17, 1999, if you redeem B Shares within 6 years of purchase, there will be a CDSC on the redemption in the amount indicated as follows.


Year Since Purchase                                         Charge for Each Fund

 ................................................................................
 ................................................................................

First                                                                  5.0%
Second                                                                 4.0%
Third                                                                  3.0%
Fourth                                                                 3.0%
Fifth                                                                  2.0%
Sixth                                                                  1.0%
Seventh                                                                None
Eighth                                                               A Shares

For shareholders who purchased B Shares prior to May 17, 1999, if you redeem within 4 years of purchase, there will be a CDSC on the redemption in the amount indicated as follows.


Year Since Purchase                                         Charge for Each Fund


 ................................................................................
 ................................................................................

First                                                                  3.0%
Second                                                                 2.0%
Third                                                                  2.0%
Fourth                                                                 1.0%
Fifth                                                                  None
Sixth                                                                  None
Seventh                                                              A Shares

The amount of the CDSC will vary depending on the number of years between the payment for the purchase of the shares and their redemption. You will pay the CDSC on the lesser of the cost of the B Shares redeemed and their net asset value upon redemption. The Funds do not impose a CDSC on B Shares purchased through reinvestments of distributions.


The Funds will redeem shares in the manner that results in the imposition of the lowest CDSC. The Funds will automatically redeem shares first from any A Shares of the Fund, second from B Shares of the Fund acquired pursuant to reinvestment of distributions, third from B Shares of the Fund held for more than 6 years, and fourth from the longest outstanding B Shares of the Fund held for less than 6 years.

CONVERSION FEATURE. B Shares will not convert into A Shares until the beginning of the eighth year after your purchase.





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



16

--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES    [Image of PC]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DETERMINATION OD NET ASSET VALUE
--------------------------------------------------------------------------------

Each Fund determines its net asset value or NAV on each Fund business day, which is any day that the New York Stock Exchange is open, by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds determine their net asset values at 4:00 p.m., Eastern time. You may purchase or redeem shares at a price equal to their NAV next determined after receipt of your purchase order, or redemption request in proper form plus in the case of A Shares, any applicable sales charge, on a fund business day.

--------------------------------------------------------------------------------
GENERAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

You may purchase shares directly or through a financial institution. The Funds' transfer agent processes all transactions in Fund shares. Not all Funds or Share Classes offered in this Prospectus are available for purchase in all states. Please contact the Funds or your financial representative for information about whether a Fund or Share Class is available in your state.

The Funds require a minimum initial investment of $1,000 and minimum subsequent investments of $100. Your shares become eligible to receive distributions the Fund business day after your purchase order is received in proper form.

The Funds reserve the right to reject any subscription for the purchase of shares, including subscriptions by market timers. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.

--------------------------------------------------------------------------------
PURCHASE PROCEDURES
--------------------------------------------------------------------------------

PURCHASING SHARES DIRECTLY

You may obtain an account application by writing Norwest Advantage Funds at the following address:

BY REGULAR MAIL:                            Norwest Advantage Funds
                                                     P.O. Box 8265
                                                     Boston, MA 02266-8265

BY OVERNIGHT MAIL ONLY TO:                  Norwest Advantage Funds
                                                     Attn:  CCSU
                                                     Boston Financial
                                                     66 Brooks Drive
                                                     Braintree, MA 02184

When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

You must pay for your shares in U.S. dollars by check or money order drawn on an U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit, or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES BY MAIL. You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent, or the distributor.

To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds, or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan, or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

PURCHASES BY BANK WIRE. You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348 to obtain an account number before making an initial investment in a Fund by bank wire. Then instruct your bank to wire your money immediately to:

BY WIRE TO:                         State Street Bank & Trust
                                         Boston, MA
                                         ABA 011000028
                                         FNF: (Norwest Advantage Fund name]
                                         AC: 9905-434-8
                                         For Further Credit: _____________
                                         (Name on Norwest Advantage Fund Account
                                         and Fund Account Number)

Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.





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



18

PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

You may make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

--------------------------------------------------------------------------------
GENERAL REDEMPTION INFORMATION
--------------------------------------------------------------------------------

You may redeem Fund shares as of the next determination of the Fund's net asset value following receipt by the transfer agent of your redemption order in proper form subject to, in the case of B Shares, a CDSC imposed on most redemptions made within 4 years of purchase. Redeemed shares are not entitled to receive distributions after the day on which the redemption is effective.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days); (2) the New York Stock Exchange is closed (or trading is restricted) for any reason other than normal weekend or holiday closings; (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value; or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and
(11) the payment of redemption proceeds to any address, person, or account for which there are not established standing instructions.

You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations, or other eligible institutions. The specific institution providing the guarantee must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

The Funds and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

Because of the cost of maintaining smaller accounts, Norwest Advantage Funds may redeem, upon not less than 60 days' written notice, any account with a net asset value of less than $1,000 immediately following any redemption.

--------------------------------------------------------------------------------
REDEMPTION PROCEDURES
-------------------------------------------------------------------------------

If you have invested directly in a Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

Redemption by Mail. You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signature guaranteed.

Redemption by Telephone. If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered, and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

Redemption by Bank Wire. If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are wired on the Fund business day after the transfer agent receives a redemption request in proper form.

-------------------------------------------------------------------------------
EXCHANGES
--------------------------------------------------------------------------------

You may exchange A Shares and B Shares for A Shares and B Shares, respectively, of the Funds and of other funds of Norwest Advantage Funds that offer those classes of shares. You may also exchange A Shares and B Shares for some classes of certain money market funds of Norwest

20

Advantage Funds. Call or write the transfer agent for both a list of funds that offer shares exchangeable with those of the Funds and for prospectuses of those funds.

If you exchange A Shares of a Fund for A Shares of another fund with a higher sales load, you will not be required to pay the difference in the sales load.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees (other than CDSCs) charged by, and the limitations (including minimum investment restrictions) of, the fund into which you are exchanging.

You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a fund only if that fund's shares legally may be sold in your state of residence.

The Funds and federal tax law treat an exchange as a redemption and a purchase of shares. The Funds may amend or terminate exchange procedures on 60 days' notice.

Sales Charges. The Funds deem A Shares acquired through the reinvestment of distributions to have been acquired with a sales charge equal to the maximum sales charge of the Fund.

You may exchange B Shares without paying a CDSC. If you redeem shares you received in an exchange, the CDSC will be calculated as if you never exchanged the B Shares you originally purchased. B Shares acquired through an exchange will convert to A Shares when the B Shares originally purchased would convert to A Shares.

SALES CHARGE REDUCTION PROGRAM ENHANCEMENTS:

A SHARES

If you purchase A Shares of a Norwest Advantage Fund, that purchase may count towards reductions of sales charges for purchases of Class A shares of funds in the Stagecoach fund family. Currently, through Rights of Accumulation, you may reduce the sales charges you pay on A Shares of Norwest Advantage Funds by accumulating purchases of different Norwest Advantage Funds to reach one of the breakpoints available. You also may pay a lower sales charge by signing a Statement of Intention to invest a specific amount over a certain period of time. You may use your Norwest Advantage Funds Right of Accumulation or Statement of Intention to accumulate purchases of different Norwest Advantage Funds and Stagecoach funds to reach a breakpoint in the sales charges for A Shares.

B SHARES

A fund will not charge any CDSC for your withdrawal of B Shares under an Automatic Withdrawal Plan, provided that your aggregate withdrawal of the fund's shares under the Plan does not exceed 10% (including dividend and capital gain distributions) annually of your B Shares shareholdings of the fund, based on the anniversary date of the Plan.

Exchanges by Mail. You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

Exchanges by Telephone. If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered, and your Social Security number or other taxpayer identification number.

22

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAX MATTERS [Image of spreadsheet]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions of net investment income are declared daily and paid monthly. Each Fund's net capital gain, if any, is distributed at least annually.

You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option, and the Directed Dividend Option.

o    Under  the   Reinvestment   Option,   all   distributions  of  a  Fund  are
     automatically   invested  in  additional  shares  of  that  Fund.  You  are automatically assigned this option unless you select another option.

o    Under the Cash Option, you are paid all distributions in cash.

o Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another fund of Norwest Advantage Funds. Call or write the transfer agent for more information about the Directed Dividend Option.

All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a Fund. All distributions reinvested in a Fund are reinvested at the Fund's net asset value as of the payment date of the distribution.

--------------------------------------------------------------------------------
TAX MATTERS
--------------------------------------------------------------------------------

The Funds are managed so that they do not owe federal income or excise tax. Generally, you will not be subject to federal income tax on distributions paid by a Fund out of tax-exempt interest income earned by the Fund ("exempt-interest distributions"). If you use, or are related to someone who uses, facilities financed by private activity securities held by a Fund, you may be subject to federal income tax on your pro rata share of the interest income from those securities and should consult your tax adviser before purchasing shares. Interest on certain private activity bonds is treated as an item of tax preference for purpose of the federal AMT imposed on individuals and corporations. In addition, exempt-interest distributions are included in the "adjusted current earnings" of corporations for AMT purposes.

As noted above, the Funds may invest a portion of their assets in securities that generate income that is not exempt from federal income tax. Further, capital gains, if any, distributed by the Funds are subject to tax. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain. Distributions paid by a Fund out of its interest income that is not tax-exempt and its net short-term capital gain are taxable as ordinary income. Distributions reduce the net asset value of a Fund by the amount of the distribution paid by the Fund. Further, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable. If shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and then treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares. If you borrow money to purchase or carry shares of a Fund, the interest on your debt generally is not deductible for federal income tax purposes.

TAX-FREE INCOME FUND. The federal income tax exemption on exempt-interest distributions does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. You may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which you reside. You may, however, be subject to tax on income derived from the municipal securities of other jurisdictions. Consult your tax adviser concerning the application of state and local taxes to investments in the Fund that may differ from the federal income tax consequences described above.

COLORADO TAX-FREE FUND. It is anticipated that substantially all of the exempt interest distributions paid by the Fund to individuals will be exempt from
Colorado personal income tax. Distributions made by the Fund to Colorado individuals, trusts, estates, and corporations subject to the Colorado income tax generally will be treated for Colorado income tax purposes in the same manner as they are treated for federal income tax purposes. Some differences may arise for taxpayers subject to the AMT because interest on Colorado private activity bonds is not a preference item for Colorado income tax purposes.
Furthermore, Colorado has no corporate AMT. Because the Fund may, except as indicated, purchase only Colorado municipal securities, none of the exempt-interest distributions paid by the Fund will be subject to Colorado income tax.

MINNESOTA TAX-FREE FUND. It is anticipated that substantially all of the exempt interest distributions paid by the Fund to individuals will be exempt from Minnesota personal income tax. Interest earned on Minnesota municipal securities is generally excluded from gross income for Minnesota state income tax purposes, while interest earned on securities issued by municipal issuers from other states is not excluded. At least 95% of the exempt-interest distributions paid by the Fund must be derived from Minnesota municipal securities in order for any portion of the exempt-interest distributions paid by the Fund to be exempt from the Minnesota personal income tax. Exempt-interest distributions paid by the Fund to shareholders that are corporations are subject to Minnesota franchise tax.

Under Minnesota law, if the difference in state income tax treatment between Minnesota municipal securities and the municipal securities of issuers in other states should be judicially determined to discriminate against interstate commerce, the Minnesota legislature has expressed its intention that the discrimination be remedied by adding interest on Minnesota municipal securities to the taxable income of Minnesota residents. This treatment would begin with the taxable years that begin during the calendar year in which the court's decision is final. If the interest on Minnesota municipal securities is determined in general to be taxable income for Minnesota income tax, the Fund will consider what actions are to be taken in light of its current investment objectives and investment policies.

The Minnesota AMT on resident individuals is based in part on their income for purposes of the federal AMT. Accordingly, individual shareholders of the Fund may be subject to the Minnesota AMT on exempt-interest distributions paid by the Fund which are attributable to interest received by the Fund on certain private activity securities, even though those distributions are exempt from the regular Minnesota personal income tax.

24





--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Fund's financial statements and the auditor's reports, are included in the Fund's Annual Report, which is available upon request, at no charge.


TAX-FREE INCOME FUND



 ....................................................................................................................................
 ....................................................................................................................................
                                                               Net Realized      Distributions     Distributions        Ending
                           Beginning Net          Net         and Unrealized       from Net          from Net         Net Asset
                            Asset Value       Investment        Gain (Loss)       Investment         Realized         Value Per
                             Per Share          Income        on Investments         Income            Gain             Share

 ....................................................................................................................................
 ....................................................................................................................................
A Shares
Year Ended May 31, 1999       $10.54             $0.52            ($0.10)           ($0.51)           ($0.01)           $10.44
Year Ended May 31, 1998       $10.05             $0.53             $0.49            ($0.53)              --              $10.54
Year Ended May 31, 1997        $9.78             $0.54             $0.27            ($0.54)              --              $10.05
Year Ended May 31, 1996        $9.82             $0.55            ($0.04)           ($0.55)              --              $9.78
Year Ended May 31, 1995        $9.60             $0.55             $0.22            ($0.55)              --              $9.82
 ....................................................................................................................................
 ....................................................................................................................................
B Shares
Year Ended May 31, 1999       $10.54             $0.44            ($0.10)           ($0.43)           ($0.01)           $10.44
Year Ended May 31, 1998       $10.05             $0.46             $0.48            ($0.45)              --              $10.54
Year Ended May 31, 1997        $9.78             $0.46             $0.27            ($0.46)              --              $10.05
Year Ended May 31, 1996        $9.82             $0.48            ($0.04)           ($0.48)              --              $9.78
Year Ended May 31, 1995        $9.60             $0.48             $0.22            ($0.48)              --              $9.82



                                      295



                                                                              25

                                         ---------------------------------------
                                              RATIO TO AVERAGE NET ASSETS
 .............................................................................................
 ............................................................................................................

                                Net                                              Portfolio   Net Assets at
                            Investment        Net         Gross        Total      Turnover    End of Period
                              Income       Expenses    Expenses(a)   Return(b)      Rate         (000's
                                                                                                Omitted)
 ............................................................................................................
 ............................................................................................................
A Shares
Year Ended May 31, 1999         4.81%         0.60%        0.98%        4.04%      105.53%       $43,388
Year Ended May 31, 1998         5.09%         0.60%        0.99%       10.33%      142.81%       $35,121
Year Ended May 31, 1997         5.41%         0.50%        1.06%        8.43%      152.33%       $29,217
Year Ended May 31, 1996         5.54%         0.40%        1.06%        5.29%      126.20%       $33,914
Year Ended May 31, 1995         5.87%         0.60%        1.12%        8.42%      130.90%       $30,786
 ............................................................................................................
 ............................................................................................................
B Shares
Year Ended May 31, 1999         4.05%         1.35%        2.01%        3.26%      105.53%       $17,973
Year Ended May 31, 1998         4.31%         1.35%        2.05%        9.52%      142.81%       $11,070
Year Ended May 31, 1997         4.64%         1.26%        2.15%        7.63%      152.33%        $7,329
Year Ended May 31, 1996         4.77%         1.14%        2.21%        4.50%      126.20%        $5,897
Year Ended May 31, 1995         5.05%         1.35%        2.21%        7.61%      130.90%        $3,729


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENT SAND FEE WAIVERS.

COLORADO TAX-FREE FUND


26

 ....................................................................................................................................
 ....................................................................................................................................
                                                               Net Realized      Distributions     Distributions        Ending
                           Beginning Net          Net         and Unrealized       from Net          from Net          Net Asset

                            Asset Value       Investment        Gain (Loss)       Investment         Realized          Value Per

                             Per Share          Income        on Investments         Income            Gain              Share

 ....................................................................................................................................
 ....................................................................................................................................

A Shares
Year Ended May 31, 1999       $10.69             $0.51            ($0.10)           ($0.51)           ($0.04)            $10.55
Year Ended May 31, 1998       $10.22             $0.53             $0.47            ($0.53)              --              $10.69
Year Ended May 31, 1997        $9.89             $0.54             $0.33            ($0.54)              --              $10.22
Year Ended May 31, 1996        $9.90             $0.53            ($0.01)           ($0.53)              --               $9.89
Year Ended May 31, 1995        $9.69             $0.48             $0.21            ($0.48)              --               $9.90
 ....................................................................................................................................
 ....................................................................................................................................
B Shares
Year Ended May 31, 1999       $10.71             $0.43            ($0.11)           ($0.43)           ($0.04)           $10.56
Year Ended May 31, 1998       $10.23             $0.45             $0.48            ($0.45)              --              $10.71
Year Ended May 31, 1997        $9.90             $0.47             $0.33            ($0.47)              --              $10.23
Year Ended May 31, 1996        $9.91             $0.46            ($0.01)           ($0.46)              --               $9.90
Year Ended May 31, 1995        $9.70             $0.41             $0.21            ($0.41)              --               $9.91




                                      297



                                                                              27

                          ----------------------------------------------------
                                            RATIO TO AVERAGE NET ASSETS
 .........................................................................................................
 .........................................................................................................

                              Net                                              Portfolio    Net Assets
                                                                                                at
                           Investment      Net          Gross        Total      Turnover       End of
                                                                                              Period
                             Income      Expenses    Expenses(a)   Return(b)      Rate        (000's
                                                                                             Omitted)
 .........................................................................................................
 .........................................................................................................

A Shares
Year Ended May 31, 1999       4.71%        0.60%         1.02%        3.79%       76.62%       $39,958
Year Ended May 31, 1998       5.00%        0.60%         1.04%        9.96%       69.87%       $34,254
Year Ended May 31, 1997       5.36%        0.45%         1.14%        9.00%      129.26%       $27,806
Year Ended May 31, 1996       5.30%        0.30%         1.13%        5.35%      171.41%       $26,991
Year Ended May 31, 1995       5.10%        0.30%         1.15%        7.47%       47.88%       $25,997
 .........................................................................................................
 .........................................................................................................
B Shares
Year Ended May 31, 1999       3.96%        1.35%         2.03%        2.92%       76.62%       $10,909
Year Ended May 31, 1998       4.24%        1.35%         2.04%        9.25%       69.87%       $9,156
Year Ended May 31, 1997       4.60%        1.20%         2.15%        8.19%      129.26%       $7,218
Year Ended May 31, 1996       4.64%        1.05%         2.16%        4.56%      171.41%       $6,400
Year Ended May 31, 1995       4.32%        1.05%         2.16%        6.67%       47.88%       $5,198

(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENT AND/OR FEE WAIVERS.

28


MINNESOTA TAX-FREE FUND

 ....................................................................................................................................
 ....................................................................................................................................
                                                                 Net Realized      Distributions      Distributions        Ending
                            Beginning Net          Net          and Unrealized        from Net          from Net          Net Asset

                             Asset Value        Investment        Gain (Loss)        Investment         Realized          Value Per

                              Per Share           Income        on Investments         Income             Gain              Share

 ....................................................................................................................................
 ....................................................................................................................................

A Shares
Year Ended May 31, 1999        $11.05             $0.51             ($0.08)           ($0.51)            ($0.01)             $10.96
Year Ended May 31, 1998        $10.57             $0.53              $0.48            ($0.53)               --               $11.05
Year Ended May 31, 1997        $10.30             $0.54              $0.27            ($0.54)               --               $10.57
Year Ended May 31, 1996        $10.45             $0.56             ($0.15)           ($0.56)               --               $10.30
Year Ended May 31, 1995        $10.15             $0.53              $0.30            ($0.53)               --               $10.45
 ....................................................................................................................................
 ....................................................................................................................................
B Shares
Year Ended May 31, 1999        $11.05             $0.43             ($0.08)           ($0.43)            ($0.01)             $10.96
Year Ended May 31, 1998        $10.57             $0.45              $0.48            ($0.45)               --               $11.05
Year Ended May 31, 1997        $10.30             $0.46              $0.27            ($0.46)               --               $10.57
Year Ended May 31, 1996        $10.44             $0.48             ($0.14)           ($0.48)               --               $10.30
Year Ended May 31, 1995        $10.15             $0.45              $0.29            ($0.45)               --               $10.44





                                      299



                                                                              29


                                -----------------------------------------------------
                                                   RATIO TO AVERAGE NET ASSETS
 ...............................................................................................................
 ...............................................................................................................

                                    Net                                               Portfolio    Net Assets
                                                                                                       at
                                 Investment      Net          Gross        Total       Turnover      End of
                                                                                                     Period
                                   Income      Expenses    Expenses(a)   Return(b)       Rate        (000's
                                                                                                    Omitted)
 ...............................................................................................................
 ...............................................................................................................

A Shares
Year Ended May 31, 1999             4.61%        0.60%         1.03%        3.96%        24.84%         $38,255
Year Ended May 31, 1998             4.83%        0.60%         1.07%        9.71%        68.27%         $33,597
Year Ended May 31, 1997             5.11%        0.60%         1.21%        7.98%        96.68%         $25,739
Year Ended May 31, 1996             5.26%        0.48%         1.26%        3.97%        77.10%         $26,610
Year Ended May 31, 1995             5.25%        0.49%         1.61%        8.55%       139.33%         $15,559
 ...............................................................................................................
 ...............................................................................................................
B Shares
Year Ended May 31, 1999             3.85%        1.35%         2.04%        3.18%        24.84%         $21,493
Year Ended May 31, 1998             4.07%        1.35%         2.08%        8.89%        68.27%         $16,549
Year Ended May 31, 1997             4.35%        1.34%         2.21%        7.18%        96.68%         $11,128
Year Ended May 31, 1996             4.51%        1.23%         2.29%        3.28%        77.10%          $8,825
Year Ended May 31, 1995             4.52%        1.21%         2.62%        7.63%       139.33%          $5,090

(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

(B) TOTAL RETURN DOES NOT REFLECT THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENT AND FEE WAIVERS.

30

If you would like more information about the Funds and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or "SAI," contains detailed information about the Funds, such as its investments, management, and organization. It is incorporated into this Prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, the Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain free copies of the SAI, annual report, and semi-annual report, or make inquiries concerning the Funds, by contacting your investment representative or by contacting Norwest Advantage Funds at Sixth and Marquette N9305-109, Minneapolis, Minnesota 55479 or by calling 1-800- 338-1348 or 1-612-667-8833.

The Funds' reports and SAI are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the SEC's Internet website at http:// www.sec.gov.

The SEC's Investment Company Act file number for the Funds is 811-4881.

Norwest Advantage Funds
Sixth and Marquette N9305-109
Minneapolis, MN 55479
































Shareholder Services
Minneapolis/St. Paul 1-612-667-8833, option 3
Elsewhere 1-800-338-1348, option 3

Norwest Investment Management, Inc.
Investment Adviser

Norwest Bank Minnesota, N.A.
Transfer Agent
Custodian

Forum Financial Services, Inc.
Manager and Distributor

(c) NORWEST ADVANTAGE FUNDS
NWTFP 10/99

PROSPECTUS

OCTOBER 1, 1999

STOCK FUNDS

[LOGO]


                 [Image of Wall Street Journal, PCs and office]




















                                                            Growth Balanced Fund

                                                              Income Equity Fund

                                                        ValuGrowth SM Stock Fund

                                                         Diversified Equity Fund

                                                              Growth Equity Fund

                                                       Large Company Growth Fund

                                                      Diversified Small Cap Fund

                                                        Small Company Stock Fund

                                                    Small Cap Opportunities Fund

                                                              International Fund


MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE SYSTEM, U.S. GOVERNMENT, OR ANY OTHER GOVERNMENT AGENCY

MAY LOSE VALUE

NO BANK GUARANTEE

                             NORWEST ADVANTAGE FUNDS

                                   PROSPECTUS

                                 October 1, 1999






                              GROWTH BALANCED FUND


                               INCOME EQUITY FUND


                           VALUGROWTH (SM) STOCK FUND


                             DIVERSIFIED EQUITY FUND


                               GROWTH EQUITY FUND


                            LARGE COMPANY GROWTH FUND


                           DIVERSIFIED SMALL CAP FUND


                            SMALL COMPANY STOCK FUND


                          SMALL CAP OPPORTUNITIES FUND


                               INTERNATIONAL FUND




An investment in a Fund is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The Securities and Exchange Commission, has not approved or disapproved these securities or determined whether or not this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                               1
Table Of Contents

                 [Image of Wall Street Journal, PCs and office]

[Risk icon]
Risk/Return Summary............................................................2

         Growth Balanced Fund..................................................3
         Income Equity Fund....................................................5
         Valugrowth Stock Fund.................................................7
         Diversified Equity Fund...............................................8
         Growth Equity Fund...................................................11
         Large Company Growth Fund............................................13
         Diversified Small Cap Fund...........................................14
         Small Company Stock Fund.............................................16
         Small Cap Opportunities Fund.........................................17
         International Fund...................................................18


Fees And Expenses Of The Funds...............................................21


Glossary .....................................................................25

[Target icon]
[Risk icon]
Investment Objectives, Strategies And Risk Considerations.....................26

         Descriptions Of Core Portfolios......................................36


Other Considerations..........................................................41


Management Of The Funds.......................................................42


Choosing A Share Class........................................................50


How To Buy And Sell Shares....................................................54


Distributions And Tax Matters.................................................59


Financial Highlights..........................................................62

2


RISK/RETURN SUMMARY

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

Some of the Funds invest directly in a portfolio of securities. Other Funds, as identified below, are "gateway" funds in a "core/gateway" structure. In this structure a "gateway" fund invests some or all of its assets in one or more "core portfolios" that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a Portfolio, references to the gateway fund also include the Portfolio, which is discussed after this section.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

o MARKET RISK. THIS IS THE RISK THAT THE VALUE OF A FUND'S INVESTMENTS WILL FLUCTUATE AS THE STOCK OR BOND MARKETS FLUCTUATE AND THAT PRICES OVERALL WILL DECLINE OR SHORT OR LONGER-TERM PERIOD;

o INTEREST RATE RISK. THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF A FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN INTEREST RATES MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE;

o CREDIT RISK. THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATION; AND

o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTED SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and table provide an indication of the historical risk of an investment in each Fund by showing:

o changes in the Fund's performance from year to year over 10 years or, if less, the life of a Fund; and

o how the Fund's average annual returns for one, five and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

A Fund's past performance does not necessarily indicate how it will perform in the future.

Another important thing for you to note: You may lose money by investing in a Fund.

GROWTH BALANCED FUND

OBJECTIVE. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund seeks long-term capital appreciation in the equity securities market in a balanced fund. Normally, the Fund invests approximately 65% of its portfolio in several different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The equity styles include:

o    INDEX STYLE - replicates securities in the S&P 500 Index;

o INCOME EQUITY STYLE - emphasizes investments in large, high-quality domestic companies with above average dividend income;

o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

Normally, the Fund invests approximately 35% of its portfolio in several different fixed-income investment styles. The blending of these multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. These styles include:

o    INTERMEDIATE-TERM STYLE - emphasized investments in investment grade (rated
     in  the  4  highest   ratings   categories   or  of   comparable   quality)
     intermediate-term securities;

o VALUE STYLE - emphasizes investments in debt securities (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental financial information rather than the direction of interest rates; and

o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long-term bonds (maturities of 25 years or more) depending on the prices of bonds.

PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund invests in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the small-cap stocks may

4


be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990    1.95%
                                1991   27.92%
                                1992    5.58%
                                1993   10.26%
                                1994   -0.16%
                                1995   13.29%
                                1996   14.21%
                                1997   20.78%
                                1998   22.37%

The calendar year-to-date total return as of June 30, 1999 was 7.26%.

During the periods shown in the chart, the highest quarterly return was 16.81% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.02% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                          Growth            Growth            Growth
                                      Balanced Fund     Balanced Fund      Balanced Fund        S&P 500
Year(s)                                 A Shares*         B Shares*          C Shares*           Index
1  Year                                   15.35%            16.42%            20.51%             28.58%
5  Year                                   14.39%            14.66%            14.91%             24.03%
Since Inception (4/30/89)                 13.21%            13.06%            13.07%             18.42%


* 10/14/98 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, AND HAVE NOT BEEN ADJUSTED FOR CLASS A SHARE EXPENSES. IF SUCH RETURNS HAD BEEN ADJUSTED FOR CLASS A SHARE EXPENSES, RETURNS WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR CLASS A SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT THE FUND'S 1994 ESTIMATE OF ITS EXPENSE RATIO FOR THE FIRST YEAR OF OPERATIONS AS A MUTUAL FUND, INCLUDING ANY APPLICABLE SALES LOAD (WITHOUT GIVING EFFECT TO ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS).

     10/1/98 WAS THE INCEPTION DATE OF CLASS B AND C SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B AND CLASS C SHARE EXPENSES, RESPECTIVELY. PERFORMANCE SHOWN FOR CLASS B AND CLASS C SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT CLASS B AND CLASS C SHARE EXPENSES (BEFORE WAIVERS AND REIMBURSEMENTS), RESPECTIVELY.

     ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized unmanaged index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

INCOME EQUITY FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation consistent with above-average dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Fund primarily emphasizes investments in securities of companies with above-average dividend income. The Fund also may invest in foreign securities.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

6

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.

                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990    1.30%
                                1991   28.76%
                                1992    5.51%
                                1993    7.63%
                                1994    4.64%
                                1995   38.43%
                                1996   20.25%
                                1997   28.07%
                                1998   17.82%


The calendar year-to-date total return as of June 30, 1999 was 13.40%.

During the periods shown in the chart, the highest quarterly return was 15.68% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.74% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                          Income            Income             Income
                                       Equity Fund        Equity Fund       Equity Fund          S&P 500
Year(s)                                 A Shares*          B Shares*         C Shares*            Index
1  Year                                   11.04%            11.96%             15.85%            28.58%
5  Year                                   19.89%            20.23%             20.41%            24.03%
Since Inception (3/31/89)                 16.50%            16.34%             16.34%            18.87%

* 5/2/96 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES. PERFORMANCE SHOWN FOR CLASS A SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT THE FUND'S 1994 ESTIMATE OF ITS EXPENSE RATIO FOR THE FIRST YEAR OF OPERATIONS AS A MUTUAL FUND, INCLUDING ANY APPLICABLE SALES LOAD (WITHOUT GIVING EFFECT TO ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS).

     5/2/96 AND 10/1/98 WERE THE INCEPTION DATES OF CLASS B AND C SHARES, RESPECTIVELY, OF THE FUND. RETURNS PRIOR TO MAY 2, 1996 FOR CLASS B SHARES AND PRIOR TO OCTOBER 1, 1998 FOR CLASS C SHARES ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B AND CLASS C SHARE EXPENSES, RESPECTIVELY. PERFORMANCE SHOWN FOR CLASS BAND CLASS C SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT CLASS B AND CLASS C SHARE EXPENSES (BEFORE WAIVERS AND REIMBURSEMENTS), RESPECTIVELY.

     ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE
     ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized unmanaged index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

VALUGROWTH STOCK FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in large-capitalization, or large-cap, companies that, in the view of the Adviser, possess above average growth characteristics, and appear to be undervalued. The Adviser considers large companies to be those with market capitalizations within these companies included in the Russell 1000 Index.

In selecting investments, the Fund seeks to identify and invest in those companies with earnings and dividends that the Adviser believes will grow faster than both inflation and the economy in general. The Fund invests in companies with growth potential that, in the opinion of its Adviser, have not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Adviser relies primarily on a company-by-company analysis, rather than on a broader analysis of industry or economic sector trends.

Principal Risks. The principal risk of investing in the Fund is market risk. To the extent that the Fund may invest in medium-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. There also is a risk of using a value strategy because the stocks in which the Fund invests may remain undervalued during a given period or decline in price. This may occur because larger stocks or investments based on large-stock indices are more appealing to investors or because value stocks as a category lose favor with investors compared to growth stocks. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

8

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   26.86%
                                1990   -1.25%
                                1991   36.89%
                                1992    9.65%
                                1993    6.65%
                                1994   -4.23%
                                1995   23.73%
                                1996   20.56%
                                1997   22.61%
                                1998    9.45%

The calendar year-to-date total return as of June 30, 1999 was 8.01%.

During the periods shown in the chart, the highest quarterly return was 17.70% (for the quarter ended December 31, 1998) and the lowest quarterly return was -17.71% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                           ValuGrowth              ValuGrowth
                                           Stock Fund              Stock Fund                 S&P 500
Year(s)                                     A Shares                B Shares*                  Index
1  Year                                      3.15%                    4.19%                   28.58%
5  Year                                      12.56%                  12.83%                   24.03%
10 Year                                      13.74%                  13.55%                   19.18%
Since Inception (1/8/88)                     12.84%                  12.59%                  18.93%(1)

(1)  FOR THE PERIOD 12/31/87 - 12/31/98.

* 8/5/93 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS A SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES.

The S&P 500 Index is a widely recognized unmanaged index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

DIVERSIFIED EQUITY FUND

OBJECTIVE.  The Fund's  investment  objective  is to provide  long-term  capital
appreciation   with  moderate  annual  return  volatility  by  diversifying  its investments among different equity investment styles.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund's investments combine 5 different equity investment styles, which include:

o    INDEX STYLE - replicates securities in the S&P 500 Index;

o INCOME EQUITY STYLE - emphasizes investments in large, high quality domestic companies with above-average dividend income;

o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund invests in small-capitalization companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

10

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   28.35%
                                1990   -1.38%
                                1991   37.58%
                                1992    4.74%
                                1993   12.14%
                                1994    0.83%
                                1995   30.94%
                                1996   20.47%
                                1997   25.68%
                                1998   22.35%

The calendar year-to-date total return as of June 30, 1999 was 11.38%.

During the periods shown in the chart, the highest quarterly return was 19.88% (for the quarter ended December 31, 1998) and the lowest quarterly return was -15.86% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                       Diversified       Diversified       Diversified
                                       Equity Fund       Equity Fund       Equity Fund         S&P 500
Year(s)                                 A Shares*         B Shares*         C Shares*           Index
1  Year                                   15.32%            16.46%            20.73%            28.58%
5  Year                                   18.18%            18.50%            18.76%            24.03%
10 Year                                   16.77%            16.58%            16.63%            19.18%
Since Inception (12/31/88)                16.77%            16.58%            16.63%            19.18%


* 5/2/96 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES. PERFORMANCE SHOWN FOR CLASS A SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT THE FUND'S 1994 ESTIMATE OF ITS EXPENSE RATIO FOR THE FIRST YEAR OF OPERATIONS AS A MUTUAL FUND, INCLUDING ANY APPLICABLE SALES LOAD (WITHOUT GIVING EFFECT TO ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS).

     5/6/96 AND 10/1/98 WERE THE INCEPTION DATES OF CLASS B AND C SHARES, RESPECTIVELY, OF THE FUND. RETURNS PRIOR TO MAY 6, 1996 FOR CLASS B SHARES AND PRIOR TO OCTOBER 1, 1998 FOR CLASS C SHARES ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B AND CLASS C SHARE EXPENSES, RESPECTIVELY. PERFORMANCE SHOWN FOR CLASS B AND CLASS C SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT CLASS B AND CLASS C SHARE EXPENSES (BEFORE WAIVERS AND REIMBURSEMENTS), RESPECTIVELY.

     ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized unmanaged index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

GROWTH EQUITY FUND

OBJECTIVE. The Fund's investment objective is to provide a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. The Fund's investments combine 3 different equity styles, which include:

o LARGE COMPANY STYLE - emphasizes investments in large, high-quality domestic companies with above-average growth potential;

o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. There also is a risk of using the growth strategy because the stocks in which the Fund invests may not achieve the anticipated growth during a given period or decline in price. This may occur if growth stocks as a category lose favor with investors compared to value stocks. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund may invest in small-cap companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

12


The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1990   -1.36%
                                1991   46.72%
                                1992    5.06%
                                1993   19.75%
                                1994   -1.34%
                                1995   24.87%
                                1996   18.78%
                                1997   20.09%
                                1998   16.50%

The calendar year-to-date total return as of June 30, 1999 was 9.33%.

During the periods shown in the chart, the highest quarterly return was 20.28% (for the quarter ended March 31, 1991) and the lowest quarterly return was -20.14% (for the quarter ended September 30, 1990).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                         Growth            Growth            Growth
                                       Equity Fund      Equity Fund       Equity Fund         S&P 500
Year(s)                                 A Shares*        B Shares*         C Shares*           Index
1  Year                                   9.80%            10.64%            15.56%            28.58%
5  Year                                  14.05%            14.32%            14.72%            24.03%
Since Inception (4/30/89)                15.45%            15.31%            15.40%            18.42%


* 5/2/96 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES. PERFORMANCE SHOWN FOR CLASS A SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT THE FUND'S 1994 ESTIMATE OF ITS EXPENSE RATIO FOR THE FIRST YEAR OF OPERATIONS AS A MUTUAL FUND, INCLUDING ANY APPLICABLE SALES LOAD (WITHOUT GIVING EFFECT TO ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS).

     5/6/96 AND 10/1/98 WERE THE INCEPTION DATES OF CLASS B AND C SHARES, RESPECTIVELY, OF THE FUND. RETURNS PRIOR TO MAY 6, 1996 FOR CLASS B SHARES AND PRIOR TO OCTOBER 1, 1998 FOR CLASS C SHARES ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B AND CLASS C SHARE EXPENSES, RESPECTIVELY. PERFORMANCE SHOWN FOR CLASS B AND CLASS C SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT CLASS B AND CLASS C SHARE EXPENSES (BEFORE WAIVERS AND REIMBURSEMENTS), RESPECTIVELY.

     ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized unmanaged index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

LARGE COMPANY GROWTH FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Adviser believes have superior growth potential.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. For purposes of the Fund's investments, large companies are those with market capitalizations within those companies included in the Russell 1000 Index. In selecting securities, the Fund seeks companies whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capabilities.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   27.05%
                                1990    3.43%
                                1991   67.03%
                                1992    1.85%
                                1993   -0.36%
                                1994   -1.07%
                                1995   29.24%
                                1996   25.11%
                                1997   33.35%
                                1998   47.97%

The calendar year-to-date total return as of June 30, 1999 was 16.01%.

During the periods shown in the chart, the highest quarterly return was 31.61% (for the quarter ended December 31, 1998) and the lowest quarterly return was -17.49% (for the quarter ended September 30, 1990).

14


The following table compares the Fund's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                         Large Company          Large Company
                                          Growth Fund            Growth Fund               S&P 500
Year(s)                                    A Shares*              B Shares*                 Index
1  Year                                     39.46%                  42.00%                  28.58%
5  Year                                     24.36%                  24.78%                  24.03%
10 Year                                     20.54%                  20.65%                  19.18%
Since Inception (12/31/82)                  17.06%                  16.62%                17.95% (1)


(1)  FOR THE PERIOD 4/30/86 - 12/31/98.

* 10/6/98 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, AND HAVE NOT BEEN ADJUSTED FOR CLASS A SHARE EXPENSES. IF SUCH RETURNS HAD BEEN ADJUSTED FOR CLASS A SHARE EXPENSES, RETURNS WOULD HAVE BEEN LOWER. PERFORMANCE SHOWN FOR CLASS A SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT THE FUND'S 1994 ESTIMATE OF ITS EXPENSE RATIO FOR THE FIRST YEAR OF OPERATIONS AS A MUTUAL FUND, INCLUDING ANY APPLICABLE SALES LOAD (WITHOUT GIVING EFFECT TO ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS).

     10/1/98 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES. PERFORMANCE SHOWN FOR CLASS B SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT CLASS B SHARE EXPENSES (BEFORE WAIVERS AND REIMBURSEMENTS).

     ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The S&P 500 Index is a widely recognized unmanaged index of common stocks. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

DIVERSIFIED SMALL CAP FUND

OBJECTIVE.  The Fund's  investment  objective  is to provide  long-term  capital
appreciation   with  moderate  annual  return  volatility  by  diversifying  its investments across different small capitalization equity investment styles.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach and invests in portfolios that invest in other small-cap equity securities. The Fund invests in several different small-cap equity styles to reduce the risk of price and return volatility associated with reliance on a single investment style.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. Because the Fund invests in small-cap companies, it also has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others.
Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1998   -8.55%

The calendar year-to-date total return as of June 30, 1999 was 3.94%.

During the periods shown in the chart, the highest quarterly return was 14.68% (for the quarter ended December 31, 1998) and the lowest quarterly return was --23.73% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Value Index.


                                     Diversified                  Divesified                Russell 2000
Year(s)                            Small Cap Fund*             Small Cap Fund*                  Index
                                       A Shares                    B Shares
1  Year                                -13.81%                     -13.65%                     -2.24%


(1)  FOR THE PERIOD 11/30/97 - 12/31/98.

* 10/6/98 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, AND HAVE NOT BEEN ADJUSTED FOR CLASS A SHARE EXPENSES. IF SUCH RETURNS HAD BEEN ADJUSTED FOR CLASS A SHARE EXPENSES, RETURNS WOULD HAVE BEEN LOWER.

     10/1/98 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES.

The Russell 2000 Index is a capitalization weighted index that is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Representing approximately 10% of the Russell 3000 total market cap, this is a small cap index. The index is unmanaged and is not available for investment.

16


SMALL COMPANY STOCK FUND

OBJECTIVE. The Fund's investment objective is long-term capital appreciation. Current income will be incidental to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 65% of its assets in the common stock of small domestic companies. For the purposes of its investments, small companies are those with market capitalizations of less than that of the largest stock in the Russell 2000 Index. In selecting securities, the Fund seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund also many invest up to 35% of its assets in companies with market capitalizations below that of the average company in the S&P 500 Index and in foreign securities.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund's investments in small- and medium-capitalization companies, have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.



                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1994    3.24%
                                1995   19.42%
                                1996   25.94%
                                1997    9.32%
                                1998  -17.05%

The calendar year-to-date total return as of June 30, 1999 was -5.14%.

During the periods shown in the chart, the highest quarterly return was 18.83% (for the quarter ended June 30, 1997) and the lowest quarterly return was -30.08% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.


                                         Small Company          Small Company              Russell
                                          Stock Fund              Stock Fund                 2000
Year(s)                                    A Shares                B Shares                 Index
1  Year                                     -21.82%                -21.84%                  -2.24%
5  Year                                      5.82%                  5.97%                   11.46%
Since Inception (12/31/93)                   5.82%                  5.97%                 11.46%(1)


(1)  FOR THE PERIOD 11/30/93 - 12/31/98.

The Russell 2000 Index is a capitalization weighted index that is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Representing approximately 10% of the Russell 3000 total market cap, this is a small cap index. The index is unmanaged and is not available for investment.

SMALL CAP OPPORTUNITIES FUND

OBJECTIVE. The Fund's investment objective is to provide capital appreciation. Current income will be incidental to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 65% of its assets in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less. In selecting securities, the Fund seeks to identify securities of companies that it believes can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

PRINCIPAL RISKS. The principal risk of investing in the Fund is market risk. The Fund's investments in small-cap companies, have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

18


The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1994    4.45%
                                1995   49.08%
                                1996   22.56%
                                1997   27.43%
                                1998   -9.32%

The calendar year-to-date total return as of June 30, 1999 was 7.90%.

During the periods shown in the chart, the highest quarterly return was 18.72% (for the quarter ended June 30, 1997) and the lowest quarterly return was -23.23% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1998 to the Russell 2000 Index.


                                           Small Cap              Small Cap                Russell
                                      Opportunities Fund      Opportunities Fund             2000
Year(s)                                    A Shares*              B Shares*                 Index
1  Year                                     -14.54%                -14.53%                  -2.24%
5  Year                                     15.76%                  16.05%                  11.46%
Since Inception (8/1/93)                    16.89%                  17.21%                12.37% (1)


(1)  FOR THE PERIOD 7/31/93 - 12/31/98.

* 10/9/96 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, AND HAVE NOT BEEN ADJUSTED FOR CLASS A SHARE EXPENSES. IF SUCH RETURNS HAD BEEN ADJUSTED FOR CLASS A SHARE EXPENSES, RETURNS WOULD HAVE BEEN LOWER.

     11/8/96 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES.

The Russell 2000 Index is a capitalization weighted index that is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Representing approximately 10% of the Russell 3000 total market cap, this is a small cap index. The index is unmanaged and is not available for investment.

INTERNATIONAL FUND

OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a "gateway" fund that invests in a "core" portfolio. The Fund invests substantially all of its assets (at least

65%) in equity securities of high-quality foreign companies. The Fund selects investments on the basis of their potential for capital appreciation without regard to current income.

PRINCIPAL RISKS. The principal risks of investing in the Fund are market risk and foreign risk. Foreign risk is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments. Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance table provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over 10 years and how the Fund's average annual returns compare to those of a broad-based securities index. Past performance does not necessarily indicate future performance.

The annual returns in the bar chart are for the Fund's Class A Shares and do not reflect sales loads. If sales loads were reflected, returns would be less than shown.


                      [EDGAR representation of Bar Chart]

                              ANNUAL TOTAL RETURN

                                1989   22.52%
                                1990  -11.29%
                                1991    4.74%
                                1992   -4.02%
                                1993   45.24%
                                1994    0.72%
                                1995   11.67%
                                1996    9.69%
                                1997    3.06%
                                1998   12.61%

The calendar year-to-date total return as of June 30, 1999 was 6.08%.

During the periods shown in the chart, the highest quarterly return was 17.97% (for the quarter ended September 30, 1989) and the lowest quarterly return was -19.67% (for the quarter ended September 30, 1990).

20

The following table compares the Fund's average annual total returns as of December 31, 1998 to the MSCI EAFE Index.


                                         International          International                MSCI
                                             Fund                    Fund                    EAFE
Year(s)                                    A Shares*              B Shares*                 Index
1  Year                                      6.13%                  6.75%                   20.00%
5  Year                                      6.36%                  6.34%                   9.14%
10 Year                                      8.00%                  7.75%                   5.51%
Since Inception (7/15/87)                    7.39%                  7.06%                 6.53% (1)


(1)  FOR THE PERIOD 5/31/87 - 12/31/98.

* 4/12/95 WAS THE INCEPTION DATE OF CLASS A SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES. PERFORMANCE SHOWN FOR CLASS A SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT THE FUND'S 1994 ESTIMATE OF ITS EXPENSE RATIO FOR THE FIRST YEAR OF OPERATIONS AS A MUTUAL FUND, INCLUDING ANY APPLICABLE SALES LOAD (WITHOUT GIVING EFFECT TO ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS).

     5/12/95 WAS THE INCEPTION DATE OF CLASS B SHARES OF THE FUND. RETURNS PRIOR TO THAT DATE ARE FOR CLASS I SHARES, ADJUSTED FOR CLASS B SHARE EXPENSES. PERFORMANCE SHOWN FOR CLASS B SHARES FOR THE PERIOD PRIOR TO NOVEMBER 11, 1994 REFLECTS PERFORMANCE OF THE SHARES OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND ADJUSTED TO REFLECT CLASS B SHARE EXPENSES (BEFORE WAIVERS AND REIMBURSEMENTS).

     ON NOVEMBER 11, 1994, A COLLECTIVE INVESTMENT FUND MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR COLLECTIVE INVESTMENT FUND MAINTAINED INVESTMENT OBJECTIVES AND POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE NOVEMBER 11, 1994 IS THAT OF THE COLLECTIVE INVESTMENT FUND AND INCLUDES ITS EXPENSES. IF THE COLLECTIVE INVESTMENT FUND HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR'S EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL PERIODS EXCEPT "SINCE INCEPTION" WOULD HAVE BEEN LOWER. THE COLLECTIVE INVESTMENT FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia, Asia and the Far East Index) is a market-weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends net of non-recoverable withholding tax. Companies included in the index replicate the industry composition of each local market and, in addition, represent a sampling of large, medium and small capitalization companies from each local market, taking into account the stocks' liquidity. The index is unmanaged and is not available for investment.

FEES AND EXPENSES OF THE FUNDS [Image of spreadsheet]

This table describes the fees and expenses that you pay if you buy and hold shares of the Funds.



SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                A                    B                        C
                                                              Shares               Shares                  Shares
------------------------------------------------------- ------------------- --------------------- --------------------------
------------------------------------------------------- ------------------- --------------------- --------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                      5.75%                 None                    None
     Maximum Deferred Sales Charge (Load)
     (as percentage of the lower of the Net Asset              None                5.00%                    1.00%
     Value ("NAV") at purchase or the NAV at
     redemption)


ANNUAL FUND OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                                   GROWTH                             INCOME
                                                                BALANCED FUND                       EQUITY FUND
                                                           A         B          C             A         B          C
                                                         Shares    Shares    Shares        Shares    Shares     Shares
                                                        --------- --------- ----------     -------- ---------- ----------
Investment Advisory Fees (2)                               0.70%     0.70%      0.70%        0.50%      0.50%      0.50%
Distribution (12b-1) Fees                                  0.10%     1.00%      0.75%        0.00%      1.00%      0.75%
Other Expenses (2)                                         1.08%     0.73%      1.05%        0.43%      0.44%      0.97%
Total Annual Fund Operating Expenses (3)                   1.88%     2.43%      2.50%        0.93%      1.94%      2.22%




                                                                 VALUGROWTH                         DIVERSIFIED
                                                                 STOCK FUND                         EQUITY FUND
                                                              A               B               A          B          C
                                                            Shares         Shares           Shares    Shares     Shares
                                                        --------------- --------------     --------- ---------- ----------
Investment Advisory Fees                                    0.79%           0.79%          0.74%(2)  0.74%(2)   0.74%(2)
Distribution (12b-1) Fees                                   0.00%           1.00%          0.00%     1.00%      0.75%
Other Expenses                                              0.47%           0.51%          0.48%(2)  0.48%(2)   1.58%(2)
Total Annual Fund Operating Expenses (3)                    1.26%           2.30%          1.22%     2.22%      3.07%



                                      325



22




                                                                   GROWTH                         LARGE COMPANY
                                                                 EQUITY FUND                       GROWTH FUND
                                                           A         B          C                A               B
                                                         Shares    Shares    Shares           Shares          Shares
                                                        --------- --------- ----------    ---------------- --------------
Investment Advisory Fees (2)                               0.90%     0.90%      0.90%          0.65%           0.65%
Distribution (12b-1) Fees                                  0.00%     1.00%      0.75%          0.10%           1.00%
Other Expenses (2)                                         0.54%     0.55%      6.27%          0.60%           0.50%
Total Annual Fund Operating Expenses (3)                   1.44%     2.45%      7.92%          1.35%           2.15%



                                                              DIVERSIFIED SMALL                   SMALL COMPANY
                                                                  CAP FUND                          STOCK FUND
                                                              A               B                  A               B
                                                            Shares         Shares              Shares         Shares
                                                        --------------- --------------     --------------- --------------
Investment Advisory Fees                                0.99%(2)        0.99%(2)           0.90%           0.90%
Distribution (12b-1) Fees                               0.10%           1.00%              0.00%           1.00%
Other Expenses                                          1.19%(2)        3.62%(2)           0.65%           0.73%
Total Annual Fund Operating Expenses (3)                2.28%           5.61%              1.55%           2.63%

                                                                  SMALL CAP                       INTERNATIONAL
                                                             OPPORTUNITIES FUND                        FUND
                                                              A               B                  A               B
                                                            Shares         Shares              Shares         Shares
                                                        --------------- --------------     --------------- --------------
Investment Advisory Fees                                0.60%           0.60%              0.70%(2)        0.70%(2)
Distribution (12b-1) Fees                               0.00%           1.00%              0.00%           1.00%
Other Expenses                                          0.89%           0.91%              1.10%(2)        1.19%(2)
Total Annual Fund Operating Expenses(3)                 1.49%           2.51%              1.80%           2.89%


(1) BASED ON AMOUNTS INCURRED DURING EACH FUND'S FISCAL YEAR ENDED MAY 31, 1999 STATED AS A PERCENTAGE OF NET ASSETS.

(2) THESE FEES INCLUDE FEES FOR THE "CORE" PORTFOLIOS IN WHICH THE "GATEWAY" FUNDS INVEST.

(3) MANY OF THE FUNDS ARE SUBJECT TO VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS THAT REDUCE THE OPERATING EXPENSES OF THE FUNDS. SEE THE FINANCIAL HIGHLIGHTS TABLE FOR INFORMATION ABOUT FUND EXPENSES NET OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS.

                                                                              23
EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% annual return, that a Fund's operating expenses remain the same, and that distributions are reinvested. Your actual costs may be higher or lower than those shown.


--------------- -------------------------------------- --------------------------------------- -------------------------

                           GROWTH BALANCED                         INCOME EQUITY                VALUGROWTH STOCK FUND
                                FUND                                    FUND
--------------- -------------------------------------- --------------------------------------- -------------------------
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
                   Class        Class        Class        Class        Class         Class        Class        Class
                     A            B            C            A            B             C            A            B
---------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
1 Year             $755         $746         $353         $664          $697         $325         $696         $733
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
3 Years            1,132        1,058         779          854          909           694          952         1,018
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
5 Years            1,533        1,496        1,331        1,060        1,247         1,190        1,227        1,430
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
10 Years           2,649        2,766        2,836        1,652        2,264         2,554        2,010        2,636
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------


--------------- -------------------------------------- --------------------------------------- -------------------------

                         DIVERSIFIED EQUITY                        GROWTH EQUITY                    SMALL COMPANY
                                 FUND                                   FUND                          STOCK FUND
--------------- -------------------------------------- --------------------------------------- -------------------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
                   Class        Class        Class        Class        Class         Class        Class        Class
                     A            B            C            A            B             C            A            B
---------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
1 Year             $692         $725         $410         $713          $748         $880         $724         $766
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
3 Years             940          994          948         1,004        1,064         2,274        1,036        1,117
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
5 Years            1,207        1,390        1,611        1,317        1,506         3,681        1,371        1,595
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
10 Years           1,967        2,554        3,383        2,200        2,786         6,855        2,314        2,964
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------


--------------- ------------------------- ------------------------- -------------------------- -------------------------

                SMALL CAP OPPORTUNITIES     LARGE COMPANY GROWTH           DIVERSIFIED                  INTER-
                          FUND                      FUND                    SMALL CAP                  NATIONAL
                                                                              FUND                       FUND
--------------- ------------------------- ------------------------- -------------------------- -------------------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
                   Class        Class        Class        Class        Class         Class        Class        Class
                     A            B            A            B            A             B            A            B
---------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
1 Year             $718         $754         $705         $718          $793        $1,059        $747         $792
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
3 Years            1,019        1,082         978          973         1,246         1,968        1,109        1,195
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
5 Years            1,341        1,535        1,272        1,354        1,725         2,963        1,494        1,723
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
10 Years           2,252        2,846        2,105        2,483        3,040         5,442        2,569        3,214
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------





                                      327



24


You would pay the following expenses assuming that you do NOT redeem your shares at the end of the periods shown:

--------------- -------------------------------------- --------------------------------------- -------------------------

                           GROWTH BALANCED                         INCOME EQUITY                VALUGROWTH STOCK FUND
                                FUND                                    FUND
--------------- -------------------------------------- --------------------------------------- -------------------------
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
                   Class        Class        Class        Class        Class         Class        Class        Class
                     A            B            C            A            B             C            A            B
---------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
1 Year             $755         $246         $253         $664          $197         $225         $696         $233
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
3 Years            1,132         758          779          854          609           694          952          718
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
5 Years            1,533        1,296        1,331        1,060        1,047         1,190        1,227        1,230
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
10 Years           2,649        2,766        2,836        1,652        2,264         2,554        2,010        2,636
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------


--------------- -------------------------------------- --------------------------------------- -------------------------

                         DIVERSIFIED EQUITY                        GROWTH EQUITY                    SMALL COMPANY
                                 FUND                                   FUND                          STOCK FUND
--------------- -------------------------------------- --------------------------------------- -------------------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
                   Class        Class        Class        Class        Class         Class        Class        Class
                     A            B            C            A            B             C            A            B
---------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
1 Year             $692         $225         $310         $713          $248         $780         $724         $266
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
3 Years             940          694          948         1,004         764          2,274        1,036         817
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
5 Years            1,207        1,190        1,611        1,317        1,306         3,681        1,371        1,395
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
10 Years           1,967        2,554        3,383        2,200        2,786         6,855        2,314        2,964
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------


--------------- ------------------------- ------------------------- -------------------------- -------------------------

                SMALL CAP OPPORTUNITIES     LARGE COMPANY GROWTH           DIVERSIFIED                  INTER-
                          FUND                      FUND                    SMALL CAP                  NATIONAL
                                                                              FUND                       FUND
--------------- ------------------------- ------------------------- -------------------------- -------------------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
                   Class        Class        Class        Class        Class         Class        Class        Class
                     A            B            A            B            A             B            A            B
---------------
                ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
1 Year             $718         $254         $705         $218          $793         $559         $747         $292
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
3 Years            1,019         782          978          673         1,246         1,668        1,109         895
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
5 Years            1,341        1,335        1,272        1,154        1,725         2,763        1,494        1,523
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
10 Years           2,252        2,846        2,105        2,483        3,040         5,442        2,569        3,214
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------


GLOSSARY  [Image of PCs]

This Glossary of frequently used terms will help you understand the discussion of the Funds' objectives, policies, and risks.

TERM                                  DEFINITION

Board                                 The Board of Trustees of Norwest Advantage
                                      Funds.

CDSC                                  Contingent deferred sales charge.

Investment                            Grade  Rated at the time of  purchase in 1
                                      of the 4 highest long-term or 2 highest short-term ratings categories by an NRSRO or unrated and determined by the Adviser to be comparable quality.

Market  Capitalization               The  total  market  value  of  a  company's
                                     outstanding common stock.

NRSRO A nationally recognized statistical rating organization, such as S&P, that rates fixed income securities and preferred stock by relative credit risk.

Russell 1000(R) Index                 An   index   of    large-   and    medium-
                                      capitalization companies.

Russell 2000(R) Index An index of smaller capitalization companies with a broader base of companies than the S&P 600 Small Cap Index.

S&P                                   Standard & Poor's Corporation.

S&P 500 Index                         Standard  &  Poor's  500  Composite  Stock
                                      Price   Index,   an   index    of    large
                                      capitalization companies.

S&P 600 Small Cap Index               Standard &  Poor's Small Cap 600 Composite
                                      Stock Price Index(C), an index of small capitalization companies.

U.S. Government Security              A  security  issued or  guaranteed  as  to
                                      principal   and   interest   by  the  U.S.
                                      Government,    its    agencies    or   its
                                      instrumentalities.

26


INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS [Image of WSJ, office]

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Except as otherwise indicated, the Board may change the Funds' investment policies without shareholder approval. The Funds' investment objectives are fundamental and cannot be changed without a shareholder vote. There can, of course, be no assurance that any Fund will achieve its investment objective.

Some of the Funds invest directly in a portfolio of securities. Other Funds, as identified below, are "gateway" funds in a "core/gateway" structure. In this structure a "gateway" fund invests some or all of its assets in one or more "core portfolios" that have a substantially identical investment objective and substantially similar policies as the gateway fund. Gateway funds investing in the same core portfolio, or Portfolio, can enhance their investment opportunities and reduce their expense ratios through sharing the costs of managing a large pool of assets. Except when necessary to describe a Fund's investment in a Portfolio, references to the gateway fund also include the Portfolio, which is discussed after this section.

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

o MARKET RISK. THIS IS THE RISK THAT THE VALUE OF A FUND'S INVESTMENTS WILL FLUCTUATE AS THE STOCK OR BOND MARKETS FLUCTUATE AND THAT PRICES OVERALL WILL DECLINE OR SHORT OR LONGER-TERM PERIOD;

o INTEREST RATE RISK. THIS IS THE RISK THAT CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF A FUND'S INVESTMENTS, PARTICULARLY THOSE INVESTMENTS IN DEBT OR INCOME-PRODUCING SECURITIES. INCREASES IN INTEREST RATES MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE;

o CREDIT RISK. THIS IS THE RISK THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO MAKE TIMELY PAYMENTS OF INTEREST OR PRINCIPAL OR TO OTHERWISE HONOR ITS OBLIGATION; AND

o MANAGEMENT RISK. THIS IS THE RISK THAT A FUND'S MANAGER WILL MAKE POOR CHOICES IN SELECTED SECURITIES. ALL ACTIVELY MANAGED FUNDS HAVE MANAGEMENT RISK.

GROWTH BALANCED FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds. The Fund us a "gateway" fund that invests in other "core" portfolios. The Fund seeks long-term capital appreciation in the equity securities market in a balanced fund. Normally, the Fund invests approximately 65% of its portfolio in several different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

          The equity styles include:

          o    INDEX STYLE - replicates securities in the S&P 500 Index;

          o    INCOME   EQUITY   STYLE  -  emphasizes   investments   in  large,
               high-quality domestic companies with above average dividend income;

          o    LARGE   COMPANY   STYLE  -   emphasizes   investments   in  large
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

         Normally, the Fund invests approximately 35% of its portfolio in several different fixed-income investment styles. The blending of these multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income-portion of the Fund's investments. These styles include:

          o INTERMEDIATE-TERM STYLE - emphasizes investments in investment grade (rated in the 4 highest ratings categories or of comparable quality) intermediate-term securities;

          o    VALUE  STYLE  -  emphasizes   investments   in  debt   securities
               (primarily rated in the 3 highest ratings categories or of comparable quality) based on a value strategy or the analyses of fundamental information rather than the direction of interest rates; and

          o BALANCED TOTAL RETURN STYLE - emphasizes investments in short-term bonds (maturities of 2 years or less) and long term bonds (maturities of 25 years or more) depending on the prices of bonds.

28

Allocation. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                   Total      Current Portfolio   Range Of Investment
Investment Style                                 Allocation       Allocation
----------------                                 ----------       ----------
Diversified Equity Fund style                        65%                               45% - 85%
         Index Portfolio                                       16.3%                 11.3% - 21.3%
         Income Equity Portfolio                               16.3%                 11.3% - 21.3%
         Large Company style                                   16.3%                 11.3% - 21.3%
             Large Company Growth Portfolio                                 13.0%     9.0% - 17.0%
             Disciplined Growth Portfolio                                    3.3%     2.3% - 4.3%
         Diversified Small Cap style                           6.5%                   4.5% - 8.5%
             Small Cap Index Portfolio                                       1.6%     1.1% - 2.1%
             Small Company Growth Portfolio                                  1.6%     1.1% - 2.1%
             Small Company Value Portfolio                                   1.6%     1.1% - 2.1%
             Small Cap Value Portfolio                                       1.6%     1.1% - 2.1%
         International style                                   9.8%                   6.8% - 12.8%
             International Portfolio                                         7.6%     5.2% - 9.9%
             International Equity Portfolio                                  2.2%     1.5% - 2.9%
Diversified Bond Fund style                          35%                               15% - 55%
         Managed Fixed Income Portfolio                        17.5%                  7.5% - 27.5%
         Strategic Value Bond Portfolio                        5.8%                   2.5% - 9.2%
         Positive Return Bond Portfolio                        11.7%                    5% - 18.3%
TOTAL FUND ASSETS                                   100%

         The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. The Adviser will effect transactions periodically to reestablish the current allocation.

         As market or other conditions change, the Adviser may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Adviser does not anticipate making a substantial number of percentage changes. When the Adviser believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Adviser believes that a change will be temporary (generally, 3 years or less), it may effect the change by using futures contracts.

[Risk icon]

         RISK CONSIDERATIONS. The Fund's investments in different styles and in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style or asset class is performing more poorly than the others. To the extent that the Fund may invest in small-cap companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

INCOME EQUITY FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation consistent with above-average dividend income. The Fund`s primary strategy is to invest in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. The Fund primarily emphasizes investments in securities of companies with above-average dividend income. In selecting securities, the Fund uses various valuation measures, including above-average dividend yields and below industry average price-to-earnings, price-to-book, and price-to-sales ratios. For the purposes of the Fund's investments, large companies are those with market capitalizations greater than the median of the Russell 1000 Index.

         The Fund also may invest in preferred stock, convertible securities, and securities of foreign companies.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

VALUGROWTH STOCK FUND

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation. The Fund`s principal strategy is to invest in large-capitalization companies that, in the view of the Adviser, possess above average growth characteristics, and appear to be undervalued. The Adviser considers large companies to be those with market capitalizations within those companies included in the Russell 1000 Index.

         In selecting investments, the Fund seeks to identify and invest in those companies with earnings and dividends that will grow faster than both inflation and the economy in general. The Fund invests in companies with growth potential that has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Fund relies primarily on a company-by-company analysis, rather than on a broader analysis of industry or economic sector trends. The Fund considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, the Fund applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

         The Fund may invest in companies that are "special situations." Special situation companies often have the potential for significant future



                                      333
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30


          earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments form a comparatively small portion of the Fund's portfolio.

          The Fund may invest up to 20% of its total assets in securities of foreign companies.

[Risk icon]

          RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. To the extent that the Fund may invest in medium-cap companies, it may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. There also is a risk of using a value strategy because the stocks in which the Fund invests may remain undervalued during a given period or decline in price. This may occur because larger stocks or investments based on large-stock indices are more appealing to investors or because value stocks as a category lose favor with investors compared to growth stocks. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

DIVERSIFIED EQUITY FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style" approach designed to minimize the volatility and risk of investing in a single investment style. The Fund's investments combine 5 different equity investment styles, which include:

          o    INDEX STYLE - replicates securities in the S&P 500 Index;

          o    INCOME   EQUITY   STYLE  -  emphasizes   investments   in  large,
               high-quality  domestic  companies  with  above-average   dividend
               income;

          o    LARGE   COMPANY   STYLE  -   emphasizes   investments   in  large
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLe - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

         Because Diversified Equity Fund blends 5 equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends 3 equity investment styles.



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          ALLOCATION.  The current  allocations and ranges of investments by the
          Fund in each Portfolio are:


                                                                       Total       Current Portfolio       Range Of
        Investment  Style                                            Allocation        Allocation         Investment
        -----------------                                            -----------       ----------         ----------
        Index Portfolio                                                  25%                             23.5% - 26.5%
        Income Equity Portfolio                                          25%                             23.5% - 26.5%
        Large Company style                                              25%                             23.5% - 26.5%
                 Large Company Growth Portfolio                                           20%            18.5% - 21.5%
                 Disciplined Growth Portfolio                                              5%             3.5% - 6.5%
        Diversified Small Cap style                                      10%                              8.5% - 11.5%
                 Small Cap Index Portfolio                                                2.5%            1.0% - 4.0%
                 Small Company Growth Portfolio                                           2.5%            1.0% - 4.0%
                 Small Company Value Portfolio                                            2.5%            1.0% - 4.0%
                 Small Cap Value Portfolio                                                2.5%            1.0% - 4.0%
        International Style                                              15%                             13.5% - 16.5%
                 International Portfolio                                                 11.6%           10.1% - 13.1%
                 International Equity Portfolio                                           3.4%            1.9% - 4.9%
        Total Fund Assets                                               100%

         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market value. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund may invest in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

GROWTH EQUITY FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund uses a "multi-style"

32


          approach designed to reduce the volatility and risk of investing in a single equity style. The Fund's investments combine 3 different equity investment styles, which include:

          o    LARGE   COMPANY   STYLE  -  emphasizes   investments   in  large,
               high-quality   domestic  companies  with   above-average   growth
               potential;

          o SMALL-CAP STYLE - emphasizes investments in small-cap companies with the potential for growth; and

          o INTERNATIONAL STYLE - emphasizes investments in high-quality companies based outside the United States.

         Because the Fund invests more of its assets in small companies and foreign investments, it is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends 5 equity styles.

ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:

                                                              Total    Current Portfolio  Range Of Investment
Investment Style                                           Allocation     Allocation
----------------                                           ----------     ----------
 Large Company Growth Portfolio                                35%                              33% - 37%
 Diversified Small Cap Style                                   35%                              33% - 37%
          Small Cap Index Portfolio                                       8.8%                 6.8% - 10.8%
          Small Company Growth Portfolio                                  8.8%                 6.8% - 10.8%
          Small Company Value Portfolio                                   8.8%                 6.8% - 10.8%
          Small Cap Value Portfolio                                       8.8%                 6.8% - 10.8%
 International Style                                           30%                              28% - 32%
          International Portfolio                                         23.3%               21.3% - 25.3%
          International Equity Portfolio                                  6.8%                 4.8% - 8.8%
 TOTAL FUND ASSETS                                            100%



         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market or other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

[Risk icon]

         RISK CONSIDERATIONS. The risks of investing in the Fund include market risk. There also is a risk of using a growth strategy because the stocks in which the Fund invests may not achieve the anticipated growth during a given period or decline in price. This may occur if growth stocks as a category lose favor with investors compared to value stocks. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others. To the extent that the Fund may invest in small-cap companies, it has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund's investments





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



                                                                              33

          in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

LARGE COMPANY GROWTH FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that have superior growth potential. The Fund invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. For the purposes of its investments, large companies are those with market capitalizations greater than the median of the Russell 1000 Index. In selecting securities, the Fund seeks issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is generally unrecognized or misperceived by the market.

         The Fund may invest up to 20% of its total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in foreign securities have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

DIVERSIFIED SMALL CAP FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-cap equity investment styles. The Fund is a "gateway" fund that invests in other "core" portfolios. The Fund invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small-cap equity securities. The Fund invests in several different small-cap equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 4 Portfolios.

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


34


ALLOCATION. The current allocations and ranges of investments by the Fund in each Portfolio are:


                                                             Current
                                                             Portfolio               Range Of
Investment Style                                             Allocation              Investment
----------------                                             ----------              ----------
Small Cap Index Portfolio                                       25%                23.5% - 26.5%
Small Company Growth Portfolio                                  25%                23.5% - 26.5%
Small Company Value Portfolio                                   25%                23.5% - 26.5%
Small Cap Value Portfolio                                       25%                23.5% - 26.5%
-------------------------------------------------------------------------------------------------------------
Total Fund Assets                                               100%


         The percentage of Fund assets invested in each Portfolio may temporarily deviate from the current allocations due to changes in market values. The Adviser will effect transactions daily to reestablish the current allocations. The Adviser may make changes in the current allocations at any time in response to market and other conditions. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. Because the Fund invests in small-cap companies, it also has capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. The Fund also has allocation risk, which is the risk that the allocation of investments may have a more significant effect on the Fund's net asset value when one investment style is performing more poorly than the others.

SMALL COMPANY STOCK FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its assets in the common stock of small domestic companies. For the purposes of the Fund's investments, small companies are those with market capitalizations of less than the largest stock in the Russell 2000 Index. The Fund also may invest up to 35% of its assets in companies with market capitalizations below that of the average company in the S&P 500 Index and up to 20% of its assets in foreign securities.

         In selecting securities, the Fund seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which may result in an enhanced entrepreneurial spirit and greater focus. The Fund believes that such companies may develop into significant business enterprises and that an investment in these companies offers a greater opportunity for capital appreciation than an investment in larger, more established companies.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in small- and medium-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent the Fund's investments in foreign securities, have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

SMALL CAP OPPORTUNITIES FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund invests at least 65% of its assets in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less.

         In selecting investments, the Fund attempts to identify securities of companies that can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. An assessment of a company's management's competence will be an important consideration. These criteria are not rigid and the Fund may make other investments to achieve its objective.

         The Fund will invest principally in equity securities, including common stocks, securities convertible into common stocks, or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. The Fund also may invest to a limited degree in non-convertible debt securities and preferred stocks.

[Risk icon]

         RISK CONSIDERATIONS. The principal risk of investing in the Fund is market risk. The Fund's investments in small-cap companies have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid. To the extent that the Fund invests in foreign securities, it has foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

INTERNATIONAL FUND

[Target icon]

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is to provide long-term capital appreciation by investing directly or indirectly in high-quality companies based outside the United States. The Fund is a "gateway" fund that invests in a "core" portfolio. The Fund invests substantially all of its assets (at least 65%) in equity securities of high quality foreign companies. The Fund selects investments on the basis of their potential for capital appreciation without regard to current income. In general, the Fund invests only in securities of companies and governments that the Adviser considers to be both politically and economically stable.

36

[Risk icon]

         RISK CONSIDERATIONS. The risks of investing in the Fund include market risk and foreign risk. Foreign risk is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

DESCRIPTIONS OF CORE PORTFOLIOS

         The following is a discussion of the investment objectives and strategies of the core portfolios, or Portfolios, in which some of the Funds that are gateway funds invest. Risk considerations for the Portfolios are included, as relevant, with the description of the gateway Fund above.

POSITIVE RETURN BOND PORTFOLIO

         The Portfolio seeks to produce a positive total return each calendar year regardless of general bond market performance by investing in a portfolio of U.S. Government securities and corporate fixed income securities. The Portfolio's assets are divided into 2 components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Adviser's forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The average dollar-weighted portfolio maturity of the Portfolio will vary between 1 and 30 years.

         Under normal circumstances, the Portfolio invests at least 50% of its net assets in U.S. Government securities, including U.S. Treasury Securities. The Portfolio only purchases securities that are rated, at the time of purchase, within 1 of the 2 highest long-term rating categories assigned by an NRSRO or that are unrated and determined by the Adviser to be of comparable quality. The Portfolio may invest up to 25% of its assets in securities rated in the second highest rating category. The Portfolio limits its investments in zero-coupon securities, securities with variable or floating rates of interest, or asset-backed securities to 25% of its total assets.

MANAGED FIXED INCOME PORTFOLIO

         The Portfolio seeks consistent fixed income returns by investing primarily in investment grade intermediate-term securities. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government securities, and the debt securities of financial institutions, corporations, and others. The Adviser emphasizes the use of intermediate maturity securities to lessen duration and employs low risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates. The Adviser





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



                                                                              37


         considers intermediate-term securities to be those with maturities of between 2 and 20 years.

         The Portfolio will limit its investment in mortgage-backed securities to not more than 65% of its total assets and its investment in other asset-backed securities to not more than 25% of its net assets. In addition, the Portfolio may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

         The Portfolio invests in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 30 years. The Portfolio normally will have an average dollar-weighted portfolio maturity of between 3 and 12 years and a duration of between 2 and 6 years.

         While not a principal strategy, the Portfolio also may invest up to 10% of its total assets in securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisions, agencies, or instrumentalities; loan or security participations; securities of supranational organizations; and Municipal securities.

STRATEGIC VALUE BOND PORTFOLIO

         The Strategic Value Bond Portfolio seeks total return by investing primarily in income producing securities. The Portfolio's principal strategy is to invest in a broad range of fixed-income instruments in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

         In selecting investments, the Portfolio focuses on relative value as opposed to predicting the direction of interest rates. In general, the Portfolio seeks higher current income instruments such as corporate bonds and mortgage-and other asset-backed securities in order to enhance returns. The Portfolio believes that this exposure enhances performance in varying economic and interest rate cycles and avoids excessive risk concentrations. The Portfolio's investment process involves rigorous evaluation of each security, including identifying and valuing cash flows, embedded options, credit quality structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument, and expected returns in varying economic/interest rate environments. The Portfolio uses this process to seek to identify securities, which represent the best relative economic value. The Portfolio than evaluates the results of the investment process against the Portfolio's objective and purchases those securities that are consistent with the Portfolio's investment objective.

         The Portfolio's particularly seeks strategic diversification. The Portfolio investments include:

o        up to 75% of its total assets in corporate bonds;
o        up to 65% of its total assets in mortgage-backed securities; and
o        Up to 50% of its total assets in asset-backed securities.



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38

         The  Portfolio  may  invest  in  U.S.  Government  securities   without
         restriction.

         The Portfolio will invest 65% of its total assets in fixed-income securities rated, at the time of purchase, within the 3 highest ratings categories assigned by at least 1 NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio may invest up to 20% of its total assets in non-investment grade securities. The Portfolio expects to maintain an average dollar-weighted portfolio maturity of between 5 and 15 years. The Portfolio's duration normally will vary between 3 and 8 years. Duration is a measure of a debt security's life that reflects the present value of the security's cash flow and is an indication of the security's sensitivity to changes in interest rates.

INDEX PORTFOLIO

         The Portfolio seeks to replicate the return of the S&P 500 Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index. The Adviser generally executes portfolio transactions for the Portfolio only to replicate the composition of the S&P Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions and may invest in index futures contracts to a limited extent. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal the S&P 500 Index.

INCOME EQUITY PORTFOLIO

         The Income Equity Fund section of this prospectus describes this Portfolio.

LARGE COMPANY GROWTH PORTFOLIO

         The Large Company Growth Fund section of this prospectus describes this Portfolio.

DISCIPLINED GROWTH PORTFOLIO

         The Portfolio seeks capital appreciation by investing in common stocks of larger companies. The Portfolio seeks higher long-term returns by investing primarily in the common stock of companies that, in the view of the Adviser, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

         The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Adviser uses both quantitative and fundamental analysis. The Adviser may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Adviser uses a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals identified by the





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                                                                              39


         Adviser. In addition to approximately equal weighting of portfolio securities, the Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.

SMALL CAP INDEX PORTFOLIO

         The Portfolio seeks to replicate the return of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the S&P 600 Small Cap Index. The Adviser generally executes portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Fund may hold cash or cash equivalents to facilitate payment of the Fund's expenses or redemptions and may invest in index futures contracts. For these and other reasons, the Portfolio's performance can be expected to approximate but not equal that of the S&P 600 Small Cap Index.

SMALL COMPANY GROWTH PORTFOLIO

         The Portfolio sees to provide long-term capital appreciation by investing in smaller domestic companies. The Portfolio invests at least 65% of its assets in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. For the purposes of the Portfolio's investments, small companies are those with capitalizations of less than the largest stock in the Russell 2000 Index.

         In selecting securities, the Portfolio seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value.

         While not a principle strategy, the Portfolio may invest up to 10% of its total assets in securities of foreign companies.

SMALL COMPANY VALUE PORTFOLIO

         The Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies with market capitalization of less than that of the largest stock in the Russell 2000 Index. The Adviser focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. Value investing may reduce downside risk and offer potential for capital appreciation as a stock gains favor among other investors and its stock price rises.




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40


SMALL CAP VALUE PORTFOLIO

         The Portfolio seeks capital appreciation by investing in common stocks of smaller companies. The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations those companies included in the Russell 2000 Index. The Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that the Adviser believes to be undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. The Adviser values companies based upon both the price-to-earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the Adviser uses both quantitative and fundamental analysis. Among other factors, the Adviser considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.

 INTERNATIONAL PORTFOLIO

         The International Fund section of this Prospectus describes this Portfolio.

INTERNATIONAL EQUITY PORTFOLIO

         The Portfolio seeks long-term total return, with an emphasis on capital appreciation, by investing primarily in equity securities of foreign companies. The Portfolio invests at least 80% of its assets in a diversified portfolio of common stock of companies located or operating in developed and emerging markets. It is expected that the securities held by the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the United States. The Portfolio must invest its assets in the securities of at least five different countries other than the United States. The Portfolio may also invest in American Depositary Receipts, European Depositary Receipts, or other similar instruments convertible into securities of foreign issuers.

         The Adviser uses a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The Adviser considers a company's historical performance and its projected future earnings. The Adviser also considers other key criteria such as a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment. In allocating among countries, regions and industry sectors, the Adviser considers economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment.



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                                                                              41

OTHER CONSIDERATIONS [Image of office]

DERIVATIVES

The Funds may use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or value due to their structure or contract terms.

TEMPORARY DEFENSIVE POSITION

To respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents. When a Fund makes temporary defensive investments, it may not achieve its investment objective.

PORTFOLIO TURNOVER

From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The Financial Highlights table lists each Fund's portfolio turnover rate.

YEAR 2000

Certain computer systems may not process date-related information properly on and after January 1, 2000. The Funds' Advisers are addressing this matter for its systems. The Fund's other service providers have informed the Fund that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Fund or the issuers in which the Fund invests and could, therefore lower the value of your Fund shares.




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42


MANAGEMENT OF THE FUNDS [Image of WSJ, office]

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT, INC. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479, is the investment adviser for each Fund and each Portfolio except the Portfolios advised by Schroder and Wells Fargo Bank. In this capacity, NIM makes investment decisions for and administers the Funds' and Portfolios' investment programs. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., 787 Seventh Avenue, 34th Floor, New York, NY 10019, is the investment adviser for International Portfolio. In this capacity, Schroder makes investment decisions for and administers the Portfolio's investment programs. As of June 30, 1999, Schroder provided advisory services for over $36 billion in assets.

WELLS FARGO BANK, or WFB, 525 Market Street, San Francisco, CA 94105, is the investment adviser for International Equity Portfolio. In this capacity, WFB makes investment decisions for and administers the Portfolio's investment program. As of June 30, 1999, WFB provided advisory services for over $131 billion in assets.

Norwest, and certain of the Funds and the Portfolios have retained investment subadvisers to make investment decisions for and administer the investment programs of those Funds and Portfolios. Norwest and Wells Fargo Bank decide which portion of the assets of a Fund or Portfolio the subadviser should manage and supervises the subadvisers' performance of their duties. The subadvisers are:

Schroder is also the investment sub-adviser for Small Cap Opportunities Fund. In this capacity, Schroder makes investment decisions for and administers the Fund's investment program.

GALLIARD CAPITAL MANAGEMENT, INC. or GALLIARD, 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is an investment advisory subsidiary of Norwest Bank and provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations, and corporate and other business entities. As of June 30, 1999, Galliard provided advisory services for over $5.4 billion in assets.

PEREGRINE CAPITAL MANAGEMENT, INC. or PEREGRINE, LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is an investment advisory subsidiary of Norwest Bank and provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans, and 401
(k) plans. As of June 30, 1999, Peregrine provided advisory services for over $6.9 billion in assets.

SMITH ASSET MANAGEMENT GROUP, L.P. or SMITH, 300 Crescent Court, Suite 750, Dallas, TX 75201, is an investment advisory affiliate of Norwest Bank and provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 30, 1999, Smith provided advisory services for over $895 million in assets.




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                                                                              43

WELLS CAPITAL MANAGEMENT INCORPORATED or WCM, 525 Market Street, 10th Floor, San Francisco, CA 94105, is a wholly-owned subsidiary of WFB and is the investment Subadviser for International Equity Portfolio. WCM provides investment advisory services to various bank and thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, corporations and other business entities. As of June 30, 1999, WCM provided advisory services for over $42.6 billion in assets.

How investment advisory fees are paid depends on whether or not a Fund invests in a Portfolio.

o If a Fund invests directly in a portfolio of securities, Norwest receives an investment advisory fee directly from the Fund.

o If a Fund invests in a single Portfolio, Norwest, Schroder or Wells Fargo Bank receives an investment advisory fee from the Portfolio.

o If a Fund invests in more than 1 Portfolio, Norwest, Schroder or Wells Fargo Bank receives an investment advisory fee from each of those Portfolios. In addition, Norwest receives a fee from each Fund for the "asset allocation services" of determining the Funds' investments in the Portfolios and how much of the Fund's assets to invest in each Portfolio.

If a Fund invests in more than one Portfolio, the total amount of the investment advisory fee paid to Norwest, Schroder or Wells Fargo Bank as a result of the Fund's investments varies depending on how much of the Fund's assets are invested in and the investment advisory fee payable to each Portfolio.

Norwest and Wells Fargo Bank (and not the Funds or Portfolios) pays the subadvisers' investment subadvisory fees. The investment subadvisory fees do not increase the amount of the investment advisory fees paid to Norwest or Wells Fargo Bank by the Funds or Portfolios.

For these advisory services for the fiscal year ending May 31, 1999, the Funds paid:


           Fund                                                       Fee as a percentage of average daily net assets
           ----                                                       -----------------------------------------------
           Growth Balanced Fund                                                            0.70%
           Income Equity Fund                                                              0.50%
           ValuGrowth Stock Fund                                                           0.79%
           Diversified Equity Fund                                                         0.74%
           Growth Equity Fund                                                              0.90%
           Large Company Growth Fund                                                       0.65%
           Diversified Small Cap Fund                                                      0.99%
           Small Company Stock Fund                                                        0.90%
           Small Cap Opportunities Fund                                                    0.60%
           International Fund                                                              0.70%


Listed below, for each Fund, are the portfolio managers primarily responsible for the day-to-day management of the Funds' investments. The year a portfolio manager began managing a Fund or Portfolio follows the manager's name in parenthesis. Descriptions of the portfolio managers' recent experience follow the list of portfolio managers.



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44


         Growth Balanced Fund

             PORTFOLIO:                   POSITIVE RETURN BOND PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          William D. Giese, CFA (1994) and Patricia Burns (1998)

             PORTFOLIO:                   STRATEGIC VALUE BOND PORTFOLIO
             SUBADVISER:                  GALLIARD
             PORTFOLIO MANAGERS:          Richard Merriam, CFA (1997), John Huber (1998), and David Yim (1998)

             PORTFOLIO:                   MANAGED FIXED INCOME PORTFOLIO
             SUBADVISER:                  GALLIARD
             PORTFOLIO MANAGERS:          Richard Merriam, CFA (1995) and Ajay Mirza (1998)

             PORTFOLIO:                   INDEX PORTFOLIO
             PORTFOLIO MANAGERS:          David D. Sylvester (1996) and Laurie R. White (1996)

             PORTFOLIO:                   INCOME EQUITY PORTFOLIO
             PORTFOLIO MANAGER:           David L. Roberts, CFA (1994) and Gary J. Dunn (1994)

             PORTFOLIO:                   LARGE COMPANY GROWTH PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)

             PORTFOLIOS:                  DISCIPLINED GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO
             SUBADVISER:                  SMITH
             PORTFOLIO MANAGER:           Stephen S. Smith, CFA (1997)

             PORTFOLIO:                   SMALL CAP INDEX PORTFOLIO
             PORTFOLIO MANAGERS:          David D. Sylvester (1998) and Laurie R. White (1998)

             PORTFOLIO:                   SMALL COMPANY GROWTH PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)

             PORTFOLIO:                   SMALL COMPANY VALUE PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          Tasso H. Coin, Jr., CFA (1995) and Douglas G. Pugh, CFA (1997)

             PORTFOLIO:                   INTERNATIONAL PORTFOLIO
             ADVISER:                     SCHRODER
             PORTFOLIO MANAGER:           Michael Perelstein (1997)

             PORTFOLIO:                   INTERNATIONAL EQUITY PORTFOLIO
             SUBADVISER:                  WCM
             PORTFOLIO MANAGER:           Katherine Schaprio, CFA (1999) and Stacey Ho, CFA (1999)




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                                                                              45

         INCOME EQUITY FUND

             PORTFOLIO:                   INCOME EQUITY PORTFOLIO
             PORTFOLIO MANAGER:           David L. Roberts, CFA (1994) and Gary J. Dunn (1994).

         VALUGROWTH STOCK FUND

             PORTFOLIO MANAGER:           Kelli K. Hill (1999)

         DIVERSIFIED EQUITY FUND
         GROWTH EQUITY FUND

             PORTFOLIO:                   INDEX PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY)
             PORTFOLIO MANAGERS:          David D. Sylvester (1996) and Laurie R. White (1996)

             PORTFOLIO:                   INCOME EQUITY PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY)
             PORTFOLIO MANAGER:           David L. Roberts, CFA (1994) and Gary J. Dunn, CFA (1994)

             PORTFOLIO:                   LARGE COMPANY GROWTH PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)

             PORTFOLIOS:                  DISCIPLINED GROWTH PORTFOLIO (DIVERSIFIED EQUITY FUND ONLY) AND SMALL CAP
                                          VALUE PORTFOLIO
             SUBADVISER:                  SMITH
             PORTFOLIO MANAGER:           Stephen S. Smith (1997)

             PORTFOLIO:                   SMALL CAP INDEX PORTFOLIO
             PORTFOLIO MANAGERS:          David D. Sylvester (1998) and Laurie R. White (1998)

             PORTFOLIO:                   SMALL COMPANY GROWTH PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)

             PORTFOLIO:                   SMALL COMPANY VALUE PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          Tasso H. Coin, Jr., CFA (1995) and Douglas G. Pugh, CFA (1997)

             PORTFOLIO:                   INTERNATIONAL PORTFOLIO
             ADVISER:                     SCHRODER
             PORTFOLIO MANAGER:           Michael Perelstein (1997)

             PORTFOLIO:                   INTERNATIONAL EQUITY PORTFOLIO
             SUBADVISER:                  WCM
             PORTFOLIO MANAGER:           Katherine Schapiro, CFA (1999) and Stacey Ho, CFA (1999)

         LARGE COMPANY GROWTH FUND

             PORTFOLIO:                   LARGE COMPANY GROWTH PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGER:           John S. Dale, CFA (1994) and Gary E. Nussbaum, CFA (1998)



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46

         DIVERSIFIED SMALL CAP FUND

             PORTFOLIO:                   SMALL CAP INDEX PORTFOLIO
             PORTFOLIO MANAGERS:          David D. Sylvester (1998) and Laurie R. White (1998)

             PORTFOLIO:                   SMALL COMPANY GROWTH PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          Robert B. Mersky, CFA (1994) and Paul E. von Kuster, CFA (1998)

             PORTFOLIO:                   SMALL COMPANY VALUE PORTFOLIO
             SUBADVISER:                  PEREGRINE
             PORTFOLIO MANAGERS:          Tasso H. Coin, Jr., CFA (1995) and Douglas G. Pugh, CFA (1998)

             PORTFOLIOS:                  SMALL CAP VALUE PORTFOLIO
             SUBADVISER:                  SMITH
             PORTFOLIO MANAGER:           Stephen S. Smith, CFA (1997)

         SMALL COMPANY STOCK FUND

             PORTFOLIO MANAGER:           Thomas Zeifang (1999)

         SMALL CAP OPPORTUNITIES FUND

             PORTFOLIO MANAGER:           Ira Unschuld  (1998)

         INTERNATIONAL FUND

             PORTFOLIO:                   INTERNATIONAL PORTFOLIO
             ADVISER:                     SCHRODER
             Portfolio Manager:           Michael Perelstein (1997)




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PORTFOLIO MANAGERS

Norwest Portfolio Managers:

PATRICIA BURNS, associated with Norwest or its affiliates since 1983. Ms. Burns is a Senior Vice-President of Peregrine and has been a portfolio manager at Peregrine for more than ten years.

TASSO H. COIN, JR., associated with Norwest or its affiliates since 1995. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995, Mr. Coin was a research officer at Lord Asset Management.

JOHN S. DALE, associated with Norwest or its affiliates since 1968. Mr. Dale is a Senior Vice President of Peregrine.

GARY J. DUNN, associated with Norwest or its affiliates since 1979. Mr. Dunn is a Director of Institutional Investments of Norwest.

WILLIAM D. GIESE, associated with Norwest or its affiliates since 1982. Mr. Giese is a Senior Vice President of Peregrine and has been a portfolio manager at Peregrine for more than ten years and has more than 20 years' experience in fixed income securities management.

KELLI K. HILL, associated with Norwest or its affiliates since 1999. Ms. Hill is also a portfolio manager at WCM, with whom she has been associated since 1989. Ms. Hill is also the Treasurer for the San Francisco Ballet Association Encore!, and a board member for Las Casa de les Madres, the largest women's shelter in the San Francisco area.

JOHN HUBER, associated with Norwest or its affiliates since 1990. Mr. Huber has been a Portfolio Manager and Director of Trading at Galliard since 1995 and has been in investment management since 1990.

RICHARD MERRIAM, associated with Norwest or its affiliates since 1995. Mr. Merriam has been a managing partner of Galliard since 1995 and is responsible for investment process and strategy. Mr. Merriam was previously Chief Investment Officer of Insight Investment Management.

ROBERT B. MERSKY, associated with Norwest or its affiliates since 1968. Mr. Mersky is the President of Peregrine.

AJAY MIRZA, associated with Norwest or its affiliates since 1995. Mr. Mirza has been a Portfolio Manager and Mortgage Specialist with Galliard since 1995. Before joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers.

GARY E. NUSSBAUM, associated with Norwest or its affiliates since 1990. Mr. Nussbaum is a Senior Vice President of Peregrine.

DOUGLAS G. PUGH, associated with Norwest or its affiliates since 1997. Mr. Pugh is a Senior Vice President of Peregrine. Before joining Peregrine, Mr. Pugh was a senior equity analyst and portfolio manager for Advantus Capital Management and an analyst with Kemper Corporation.




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48


DAVID L. ROBERTS, associated with Norwest or its affiliates since 1972. Mr. Roberts is a Managing Director, Equities of Norwest.

STEPHEN S. SMITH, associated with Norwest or its affiliates since 1997. Mr. Smith has been a Chief Investment Officer and principal of the Smith Group since 1995. Mr. Smith previously served as senior portfolio manager with NationsBank and in several capacities with AIM Management Company's Summit Fund.

DAVID D. SYLVESTER, associated with Norwest or its affiliates since 1979. Mr. Sylvester currently is a Managing Director - Reserve Asset Management.

PAUL E. VON KUSTER, associated with Norwest or its affiliates since 1972. Mr. von Kuster is a Senior Vice President of Peregrine.

LAURIE R. WHITE, associated with Norwest or its affiliates since 1991. Ms. White is a Director - Reserve Asset Management.

DAVID YIM, associated with Norwest or its affiliates since 1995. Mr. Yim has been a portfolio manager and Director of Investment Research of Galliard since 1995 and previously worked for American Express Financial Advisors as a Research Analyst.

THOMAS ZEIFANG, associated with Norwest or its affiliates since 1999. Mr. Zeifang is also a portfolio manager at WCM (1995). Prior to 1995 he served as an analyst at Fleet Investment Advisors.

Schroders Portfolio Managers:

MICHAEL PERELSTEIN, associated with Schroder or its affiliates since 1997. Mr. Perelstein has been a Senior Vice President of Schroder since January 1997. Previously, Mr. Perelstein was a Managing Director at MacKay Shields.

IRA L. UNSCHULD, associated with Schroders or its affiliates since 1990. Mr. Unschuld is a Group Vice President.

WCM Portfolio Managers:

STACEY HO, CFA, associated with Wells Fargo Bank since 1997. Prior thereto,  she
was  associated  with  Clemente  Capital   Management   (1995-1996)  and  Edison
International (1990-1995).

KATHERINE SCHAPIRO, CFA, associated with Wells Fargo Bank since 1992. Ms. Schapiro is President of the Security Analysts of San Francisco. Prior to her association with Wells Fargo Bank, she was a vice president and fund manager for Newport Pacific Management, an international investment advisory firm based in San Francisco.




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                                                                              49

DORMANT INVESTMENT ADVISORY ARRANGEMENTS

         Norwest has been retained as a "dormant" or "back-up" investment adviser to manage any assets redeemed and invested directly by a Fund that invests in 1 or more Portfolios. Norwest does not receive any compensation under this arrangement as long as a Fund invests entirely in Portfolios. If a Fund redeems assets from a Portfolio and invests them directly, Norwest receives an investment advisory fee from the Fund for the management of those assets.

OTHER FUND SERVICES

         The FORUM FINANCIAL GROUP of companies provide managerial, administrative, and underwriting services to the Funds. NORWEST BANK acts as the Funds' transfer agent, dividend disbursing agent, and custodian.



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



50


CHOOSING A SHARE CLASS  [Image of PCs]

This Prospectus offers 3 classes of shares. Each class has a different fee structure. All of the Funds offer A Shares and B Shares. Growth Balanced Fund, Income Equity Fund, Diversified Equity Fund, and Growth Equity Fund also offer C Shares.

o A Shares are generally offered at their net asset value plus an initial sales charge.

o B Shares are offered at their net asset value. B Shares have distribution and shareholder servicing fees and convert to A Shares within 7 years after purchase. If you redeem your B Shares within 6 years of purchase, you pay a CDSC. The amount of the charge depends on the length of time you hold the shares.

o C Shares are offered at their net asset value. C Shares have distribution fees. If you redeem your C Shares within a year of purchase, you pay a CDSC.

Sales charges and fees vary considerably between a Fund's classes. Consider the differences in the classes' fee structures carefully before choosing which class to purchase. In particular, consider how long you intend to invest in the Fund and whether during that period it would be more advantageous to invest in a class with an initial sales charge and comparatively low expenses, a class with no sales charge but with a CDSC and distribution and shareholder servicing fees or a class with a comparatively low initial sales charge, a comparatively low CDSC, and a distribution fee. Also, consider whether you might qualify for a reduced sales charge on A Shares and whether any difference in total expenses between classes would be offset by A Shares' higher yield. The SAI has more information about ways to qualify for reduced sales charges and how reduced sales charge alternatives operate.

A SHARES

The Funds offers A Shares at their next-determined net asset value plus the following initial sales charge (no sales charge applies to reinvestments of distributions):


                                                         Sales Charge as a Percentage of*
Amount of Purchase                                  Offering Price+        Net Amount Invested

Less than $50,000                                        5.75%                    6.10%
$50,000 to $99,999                                       4.75%                    4.99%
$100,000 to $249,000                                     3.75%                    3.90%
$250,000 to $499,000                                     2.75%                    2.83%
$500,000 to $999,000                                     2.00%                    2.04%
Over $1,000,000                                          0.00%                    0.00%


*ROUNDED TO THE NEAREST ONE-HUNDREDTH PERCENT.
+THE AMOUNT OF THE INITIAL SALES CHARGE IS INCLUDED IN THE OFFERING PRICE.




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


                                                                              51

If you redeem A Shares purchased with a reduced sales charge within one year of purchase, the Funds may impose a 1.00% charge. This charge is based on the lower of the NAV of the shares redeemed on the date of purchase or the date of redemption.

A Shares for Growth Balanced Fund, Large Company Growth Fund, and Diversified Small Cap Fund have distribution fees of 0.10% under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

B SHARES

The Funds offer B Shares at their net asset value per share. The Funds' B Shares have distribution and shareholder servicing fees of 1.00% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.

CONTINGENT DEFERRED SALES CHARGE. For shareholders who purchase B Shares on or after May 17, 1999, if you redeem within 6 years of purchase, there will be a CDSC on the redemption in the amount indicated as follows.

The Funds will redeem shares in the manner that results in the imposition of the lowest CDSC. The Funds will automatically redeem shares first from any A Shares of the Fund, second from B Shares and C Shares of the Fund acquired pursuant to reinvestment of distributions, third from B Shares and C Shares of the Fund held for more than 8 years or 1 year, fourth from B Shares held for 5 years and C Shares held for less than 1 year, and fifth from the longest outstanding B Shares of the Fund held for less than 5 years.


 Year Since Purchase       Charge for Each Fund
 -------------------       --------------------
 First                             5.0%
 Second                            4.0%
 Third                             3.0%
 Fourth                            3.0%
 Fifth                             2.0%
 Sixth                             1.0%
 Seventh                           None
 Eight                           A Shares




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



52


For shareholders who purchase B Shares prior to May 17, 1999, if you redeem within 6 years of purchase, there will be a CDSC on the redemption in the amount indicated as follows.


 Year Since Purchase        Charge for Each Fund
 -------------------        --------------------
 First                            4.0%
 Second                           3.0%
 Third                            3.0%
 Fourth                           2.0%
 Fifth                            2.0%
 Sixth                            1.0%
 Seventh                          None
 Eight                          A Shares

The amount of the CDSC will vary depending on the number of years between the payment for the purchase of the shares and their redemption. You will pay the CDSC on the lesser of the cost of the B Shares redeemed and their net asset value upon redemption. The Funds do not impose a CDSC on B Shares purchased through reinvestments of distributions.

SALES CHARGE REDUCTION PROGRAM ENHANCEMENTS

A Shares. If you purchase A Shares of a Norwest Advantage Fund, that purchase may count towards reductions of sales charges for purchases of Class A shares of funds in the Stagecoach fund family. Currently, through Rights of Accumulation, you may reduce the sales charges you pay on A Shares of Norwest Advantage Funds by accumulating purchases of different Norwest Advantage Funds to reach one of the breakpoints listed in this prospectus. You also may pay a lower sales charge by signing a LETTER OF INTENT ("LOI") to invest a specific amount over a certain period of time. You may use your Norwest Advantage Funds RIGHT OF ACCUMULATION ("ROA") or LOI to accumulate purchases of different Norwest Advantage Funds and Stagecoach funds to reach a breakpoint in the sales charges for A Shares.

By signing a LOI, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

ROA allows you to combine the amount you invest with the total NAV of shares you own in other Norwest and Stagecoach front-end load funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

B Shares. For Class B shares purchased after May 17, 1999, a fund will not charge any CDSC for your withdrawal of B Shares under an Automatic Withdrawal





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                                                                              51

Plan, provided that your aggregate withdrawal of the fund's shares under the Plan does not exceed 10% (including dividend and capital gain distributions) annually of your B Shares shareholdings of the fund, based on the anniversary date of the Plan.

CONVERSION FEATURE. B Shares will automatically convert to A Shares 8 years from the end of the calendar month in which the Fund accepted your purchase. The conversion will be on the basis of the relative net asset values of the shares, without the imposition of any sales load, fee, or other charge. For purposes of conversion, the Funds will consider B Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any B Shares in your account (other than those in the sub-account) convert, a corresponding pro rata portion of the shares in the sub-account will also convert. The Funds may suspend the conversion feature in the future; in that event, B Shares might continue to pay their distribution fee indefinitely.

C SHARES

The Funds offers C Shares at their next-determined net asset value. There is no sales charge on reinvestments of distributions. C Shares have distribution fees of 0.75% of the average daily net assets of the class under a Rule 12b-1 distribution plan. Because distribution fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying a front-end sales charge.

CONTINGENT DEFERRED SALES CHARGE. If you redeem C Shares within a year of purchase, there will be a 1.0% CDSC on the redemption. You will pay the CDSC on the lesser of the cost of the C Shares redeemed and their net asset value upon redemption. The Funds do not impose a CDSC on C Shares purchased through reinvestments of distributions.

The Funds will redeem shares in the manner that results in the imposition of the lowest CDSC. The Funds will automatically redeem shares first from any A Shares of the Fund, second from B Shares and C Shares of the Fund acquired pursuant to reinvestment of distributions, third from B Shares and C Shares of the Fund held for more than 6 years or 1 year, fourth from B Shares held for 5 years and C Shares held for less than 1 year, and fifth from the longest outstanding B Shares of the Fund held for less than 5 years.






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



54


HOW TO BUY AND SELL SHARES  [Image of PCs]

DETERMINATION OF NET ASSET VALUE

Each Fund determines its net asset value or NAV at 4:00 p.m., Eastern time, on each Fund business day by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The Funds value portfolio securities at current market value if market quotations are readily available. If market quotations are not readily available, the Funds value those securities at fair value as determined by or under procedures adopted by the Board.

European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Fund business day. Trading in foreign securities, however, may not take place on all Fund business days or may take place on days that are not Fund business days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affect the securities' value after the close of the markets on which they trade, the Funds may make an adjustment to the value of the securities for purposes of determining net asset value.

For purposes of determining net asset value, the Funds convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

You may purchase Fund shares on any business day, the exchange is open at their NAV next determined after receipt of your purchase order in proper form plus, in the case of A Shares and C Shares, any applicable sales charge.

GENERAL PURCHASE INFORMATION

You may purchase shares directly or through a financial institution. The Fund's transfer agent processes all transactions in Fund shares. Not all Funds or Share Classes offered in this Prospectus are available for purchase in all states. Please contact the Funds or your financial representative for information about whether a Fund or share Class is available in your state.

All of the Funds require a minimum initial investment of $1,000 and minimum subsequent investments of $100. The Funds may waive their investment minimums. Your shares become eligible to receive distributions the Fund business day after your purchase order is received in proper form.

The Funds reserve the right to reject any subscription for the purchase of shares, including subscriptions by market timers. You will receive share certificates for your shares only if you request them in writing. No certificates are issued for fractional shares.




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



                                                                              55

PURCHASE PROCEDURES

DIRECT PURCHASES

You may obtain an account application by writing Norwest Advantage Funds at the following address:

BY REGULAR MAIL:                    NORWEST ADVANTAGE FUNDS
                                    [NAME OF FUND]
                                    P.O. Box 8265
                                    Boston, MA 02266-8265

BY OVERNIGHT MAIL ONLY TO:          NORWEST ADVANTAGE FUNDS
                                    [NAME OF FUND]
                                    Attn: CCSU
                                    Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

When you sign an application for a new Fund account, you are certifying that your Social Security number or other taxpayer identification number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

You must pay for your shares in U.S. dollars by check or money order drawn on a U.S. bank, by bank or federal funds wire transfer, or by electronic bank transfer. Cash cannot be accepted.

Call or write the transfer agent if you wish to participate in shareholder services not offered on the account application or change information on your account (such as addresses). Norwest Advantage Funds may in the future modify, limit or terminate any shareholder privilege upon appropriate notice and may charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate your participation in any shareholder program by writing to Norwest Advantage Funds.

PURCHASES BY MAIL. You may send a check or money order along with a completed account application to Norwest Advantage Funds at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within 2 business days after receipt of the check. Checks drawn on some non-member banks may take longer. If your check does not clear, the purchase order will be canceled and you will be liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent or the Funds' distributor.

To purchase shares for individual or Uniform Gift to Minors Act accounts, you must write a check or purchase a money order payable to Norwest Advantage Funds or endorse a check made out to you to Norwest Advantage Funds. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, make the check used to purchase shares payable to Norwest Advantage Funds. No other methods of payment by check will be accepted for these types of accounts.

56


PURCHASES BY BANK WIRE. You must first telephone the Funds' transfer agent at 1-612-667-8833 or 1-800-338-1348, option 3, to obtain an account number before making an initial investment in a Fund by bank wire. Then instruct your bank to wire your money immediately to:

                           STATE STREET BANK & TRUST
                           BOSTON, MA
                           ABA      011000028
                           FNF: (NORWEST ADVANTAGE FUND NAME)
                           AC: 9905-434-8
                           FOR FURTHER CREDIT: ___________________
                           (NAME ON NORWEST FUND ACCOUNT AND FUND ACCOUNT NUMBER

Complete and mail the account application promptly. Your bank may charge for transmitting the money by wire. The Funds do not charge for the receipt of wire transfers. The Funds treat payment by bank wire as a federal funds payment when received.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through certain broker-dealers, banks, and other financial institutions. When you purchase a Fund's shares through a financial institution, the shares may be held in your name or in the name of the financial institution. Subject to your institution's procedures, you may have Fund shares held in the name of your financial institution transferred into your name. If your shares are held in the name of your financial institution, you must contact the financial institution on matters involving your shares. Your financial institution may charge you for purchasing, redeeming, or exchanging shares.

SUBSEQUENT PURCHASES OF SHARES

You may make subsequent purchases by mailing a check, by sending a bank wire, or through a financial institution as indicated above. All payments should clearly indicate your name and account number.

GENERAL REDEMPTION INFORMATION

You may redeem Fund shares as of the next determination of the Fund's NAV following receipt by the transfer agent of your redemption order in proper form subject to, in the case of B Shares and C Shares, a CDSC imposed on most redemptions made within 6 years or 1 year of purchase. Redeemed shares are not entitled to receive distributions after the day on which the redemption is effective.

Normally, redemption proceeds are paid immediately following receipt of a redemption order in proper form. In any event, you will be paid within 7 days, unless: (1) your bank has not cleared the check to purchase the shares (which may take up to 15 days), (2) the New York Stock Exchange is closed (or trading is restricted) for any reason other than normal weekend or holiday closings, (3) there is an emergency in which it is not practical for the Fund to sell its portfolio securities or for the Fund to determine its net asset value, or (4) the SEC deems it inappropriate for redemption proceeds to be paid. You can avoid the delay of waiting for your bank to clear your check by paying for shares with wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address.

To protect against fraud, the following must be in writing with a signature guarantee: (1) endorsement on a share certificate; (2) instruction to change your record name; (3) modification of a designated bank account for wire redemptions; (4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) distribution elections; (6) election of telephone redemption privileges; (7) election of exchange or other privileges in connection with your account; (8) written instruction to redeem shares whose value exceeds $50,000; (9) redemption in an account when the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration; and
(11) the payment of redemption proceeds to any address, person, or account for which there are not established standing instructions.

You may obtain signature guarantees at any of the following types of organizations: authorized banks, broker-dealers, national securities exchanges, credit unions, savings associations, or other eligible institutions. The specific institution providing the guarantee must be acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

The Funds and the transfer agent will use reasonable procedures to verify that telephone requests are genuine, including recording telephone instructions and sending written confirmations of the transactions. Such procedures are necessary because the Funds and transfer agent could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of a telephone instruction as soon as you receive the confirmation statement. Telephone redemption and exchanges may be difficult to implement in times of drastic economic or market changes. If you cannot reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

Because of the cost of maintaining smaller accounts, Norwest Advantage Funds may redeem, upon not less than 60 days' written notice, any account with a net asset value of less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES

If you have invested directly in a Fund you may redeem your shares as described below. If you have invested through a financial institution you may redeem shares through the financial institution. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire you should complete the appropriate sections of the account application. These privileges may not be available until several weeks after the application is received. You may not redeem shares by telephone if you have certificates for those shares.

REDEMPTION BY MAIL. You may redeem shares by sending a written request to the transfer agent accompanied by any share certificate you have been issued. Sign all requests and endorse all certificates with signature guaranteed.

REDEMPTION BY TELEPHONE. If you have elected telephone redemption privileges, you may redeem shares by telephoning the transfer agent at 1-800-338-1348 or

58


1-612-667-8833 and providing your shareholder account number, the exact name in which the shares are registered, and your Social Security number or other taxpayer identification number. Norwest Advantage Funds will mail a check to your record address or, if you have chosen wire redemption privileges, wire the proceeds.

REDEMPTION BY BANK WIRE. If you have elected wire redemption privileges, you may request a Fund to transmit redemption proceeds of more than $5,000 by federal funds wire to a bank account you have designated in writing. You must have chosen the telephone redemption privilege to request bank redemptions by telephone. Redemption proceeds are wired on the Fund business day after the transfer agent receives a redemption request in proper form.

EXCHANGES

You may exchange A Shares and B Shares for A Shares and B Shares, respectively, of the Funds and of other funds of Norwest Advantage Funds that offer those classes of shares. You may exchange C Shares of a Fund for C Shares of the other Funds. You may also exchange your shares for some classes of certain money market funds of Norwest Advantage Funds. Call or write the transfer agent for both a list of funds that offer shares exchangeable with those of the Funds and for prospectuses of those funds.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Funds, however, may limit your ability to exchange shares if you exchange too often. Exchanges are subject to the fees (other than CDSCs) charged by, and the limitations (including minimum investment restrictions) of, the fund into which you are exchanging.

You may only exchange shares into a pre-existing account if that account is identically registered. You must submit a new account application if you wish to exchange shares into an account registered differently or with different shareholder privileges. You may exchange into a fund only if that fund's shares legally may be sold in your state of residence.

The Funds and federal tax law treat an exchange as a redemption and a purchase of shares. The Funds may amend or terminate exchange procedures on 60 days' notice.

SALES CHARGES. If you exchange A Shares of a fund for A Shares of another fund with a higher sales load, you will not be required to pay the difference in the sales load.

You may exchange B Shares and C Shares without paying a CDSC. If you redeem B Shares or C Shares you received in an exchange, the CDSC will be calculated as if you never exchanged the shares you originally purchased. B Shares acquired through an exchange will convert to A Shares when the B Shares originally purchased would convert to A Shares.

EXCHANGES BY MAIL. You may make an exchange by sending a written request to the transfer agent accompanied by any share certificates for the shares to be exchanged. Sign all written requests and endorse all certificates with signature guaranteed.

EXCHANGES BY TELEPHONE. If you have telephone exchange privileges, you may make a telephone exchange by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and giving your account number, the exact name in which the shares are registered and your Social Security number or other taxpayer identification number.

DISTRIBUTIONS AND TAX MATTERS  [Image of WSJ and office]

DISTRIBUTIONS

The Funds declare and pay distributions of net investment income as follows:

Declared and paid quarterly:      Income Equity Fund, ValuGrowth Stock Fund, and
                                  Small Company Stock Fund.

Declared and paid annually:       Each other Fund.

Each Fund distributes net capital gain, if any, at least annually.

You have 3 choices for receiving distributions: the Reinvestment Option, the Cash Option and the Directed Dividend Option.

o    Under  the   Reinvestment   Option,   all   distributions  of  a  Fund  are
     automatically   invested  in  additional  shares  of  that  Fund.  You  are automatically assigned this option unless you select another option.

o    Under the Cash Option, you are paid all distributions in cash.

o Under the Directed Dividend Option, if you own $10,000 or more of a Fund's shares in a single account, you can have that Fund's distributions reinvested in shares of another fund of Norwest Advantage Funds. Call or write the transfer agent for more information about the Directed Dividend Option.

All distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund. All distributions reinvested in a fund are reinvested at the fund's net asset value as of the payment date of the distribution.

TAX MATTERS

The Funds are managed so that they do not owe federal income or excise taxes. Distributions paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain received on those shares.

Distributions reduce the net asset value of the Fund paying the distribution by the amount of the distribution. Furthermore, a distribution made shortly after you purchase shares, although in effect a return of capital to you, is taxable.

60


If a Fund receives investment income from sources within foreign countries, that income may be subject to foreign income or other taxes. International Fund intends, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio. If you own shares of International Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of the foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes on your federal tax return.

                       This page intentionally left blank

62


FINANCIAL HIGHLIGHTS  [Image of PCs]

The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Fund's financial statements and the auditor's reports, are included in the Fund's Annual Report, which is available upon request, at no charge.



GROWTH BALANCED FUND


                                                                         Net Realized

                                                                              and         Dividends   Distributions  Ending
                                           Beginning Net      Net         Unrealized       from Net     from Net    Net Asset
                                            Asset Value    Investment     Gain (Loss)     Investment    Realized    Value Per
                                             Per Share       Income     on Investments      Income        Gain        Share
-------------------------------------------------------------------------------------------------------------------------------
A Shares
October 14, 1998(c) to May 31, 1999           $28.09         $0.63           $5.67         ($0.58)      ($1.03)      $32.78
B Shares
October 14, 1998(c) to May 31, 1999           $26.96         $0.56           $4.82         ($0.55)      ($1.03)      $30.76
C Shares
October 14, 1998(c) to May 31, 1999           $26.96         $0.65           $4.79         ($0.58)      ($1.03)      $30.79
-----------------------------------------------------------------------------------------




                                      366



                                                                              63




                                            RATIO TO AVERAGE NET ASSETS
                                      ----------------------------------------

                                           Net                                             Portfolio    Net Assets at
                                        Investment       Net        Gross        Total      Turnover     End of Period
                                          Income      Expenses   Expenses(a)   Return(b)      Rate     (000's Omitted)
------------------------------------------------------------------------------------------------------------------------
A Shares
October 14, 1998(c) to May 31, 1999    1.92%(d)(e)   1.15%(d)(e) 1.88%(d)(e)    22.83%     143.44%(f)            $3,667
B Shares
October 14, 1998(c) to May 31, 1999    1.34%(d)(e)   1.75%(d)(e) 2.43%(d)(e)    20.36%     143.44%(f)            $8,978
C Shares
October 14, 1998(c) to May 31, 1999    1.45%(d)(e)   1.68%(d)(e) 4.43%(d)(e)    20.59%     143.44%(f)            $1,236
--------------------------------------


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  COMMENCEMENT OF OPERATIONS.
(D)  ANNUALIZED.
(E)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(F) THE FUND DOES NOT HOLD INVESTMENT SECURITIES DIRECTLY. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE PORTFOLIOS OF CORE TRUST (DELAWARE). PORTFOLIO TURNOVER FOR A FUND NORMALLY WOULD BE BASED ON THE TURNOVER OF A FUND'S INVESTMENTS IN THE CORE TRUST PORTFOLIO RATHER THAN THE UNDERLYING SECURITIES IN THAT PORTFOLIO. SINCE A FUND HAS AN INDIRECT INTEREST IN THE SECURITIES HELD IN THE CORE TRUST PORTFOLIO, THE PORTFOLIO TURNOVER RATE DISCLOSED IS CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING THE FUND'S OWNERSHIP PERCENTAGE OF THE RESPECTIVE PORTFOLIO BY THE CORRESPONDING PORTFOLIO'S PORTFOLIO TURNOVER RATE.

INCOME EQUITY FUND



                                                                         Net Realized

                                                                              and         Dividends   Distributions  Ending
                                           Beginning Net      Net         Unrealized       from Net     from Net    Net Asset
                                            Asset Value    Investment     Gain (Loss)     Investment    Realized    Value Per
                                             Per Share       Income     on Investments      Income        Gain        Share
-------------------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                       $41.19         $0.51           $5.45         ($0.53)      ($0.26)      $46.36
Year Ended May 31, 1998                       $33.16         $0.52           $8.77         ($0.54)      ($0.72)      $41.19
Year Ended May 31, 1997                       $27.56         $0.57           $5.54         ($0.51)        --         $33.16
May 2, 1996 (e) to May 31, 1996               $26.94         $0.07           $0.55           --           --         $27.56
B Shares
Year Ended May 31, 1999                       $41.12         $0.19           $5.45         ($0.23)      ($0.26)      $46.27
Year Ended May 31, 1998                       $33.09         $0.24           $8.75         ($0.24)      ($0.72)      $41.12
Year Ended May 31, 1997                       $27.54         $0.36           $5.52         ($0.33)        --         $33.09
May 2, 1996 (e) to May 31, 1996               $26.94         $0.02           $0.58           --           --         $27.54
C Shares
October 1, 1998 (e) to May 31, 1999           $37.26         $0.47          $10.39         ($0.48)      ($.0.15)     $47.49
-----------------------------------------------------------------------------------------



                                      368



                                                                              65

                                          RATIO TO AVERAGE NET ASSETS
                                    ----------------------------------------

                                         Net                                             Portfolio    Net Assets at
                                      Investment       Net        Gross        Total      Turnover     End of Period
                                        Income      Expenses   Expenses(a)   Return(b)      Rate     (000's Omitted)
----------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                1.23%(c)     0.85%(c)     0.93%(c)     14.74%      2.30%(d)           $105,162
Year Ended May 31, 1998               1.44%(c))     0.85%(c)     0.91%(c)     28.64%      2.42%(d)            $75,144
Year Ended May 31, 1997                 1.95%         0.85%       0.93%       22.40%       4.76%              $43,708
May 2, 1996 (e) to May 31, 1996        3.69%(f)     0.91%(f)     1.91%(f)      2.30%       0.69%              $31,448
B Shares
Year Ended May 31, 1999                0.48%(c)     1.60%(c)     1.94%(c)     13.90%      2.30%(d)           $106,688
Year Ended May 31, 1998                0.69%(c)     1.60%(c)     1.91%(c)     27.67%      2.42%(d)            $67,385
Year Ended May 31, 1997                 1.24%         1.59%       1.96%       21.48%       4.76%              $33,626
May 2, 1996 (e) to May 31, 1996        2.92%(f)     1.72%(f)     2.63%(f)      2.23%       0.69%              $17,318
C Shares
October 1, 1998 (e) to May 31, 1999    0.48%(c)     1.60%(c)     4.37%(c)     28.55%      2.30%(d)             $1,106
------------------------------------


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(D)  REFLECTS THE ACTIVITY OF THE PORTFOLIO(S) IN WHICH THE FUND INVESTS.
(E)  COMMENCEMENT OF OPERATIONS.
(F)  ANNUALIZED.

66


VALUGROWTH STOCK FUND


                                                                      Net Realized

                                                                          and        Dividends  Distributions  Ending
                                            Beginning       Net        Unrealized    from Net    from Net    Net Asset
                                               Net
                                           Asset Value   Investment   Gain (Loss)   Investment   Realized    Value Per
                                            Per Share      Income    on Investments    Income      Gain        Share
-------------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                      $26.18        $0.24        ($0.39)       ($0.13)     ($4.51)      $21.39
Year Ended May 31, 1998                      $25.06        $0.13         $4.69        ($0.16)     ($3.54)      $26.18
Year Ended May 31, 1997                      $22.63        $0.17         $4.80        ($0.13)     ($2.41)      $25.06
Year Ended May 31, 1996                      $18.82        $0.13         $3.93        ($0.13)     ($0.12)      $22.63
Year Ended May 31, 1995                      $17.17        $0.17         $1.66        ($0.18)       --         $18.82
Year Ended May 31, 1994                      $17.27        $0.10         $0.19        ($0.17)     ($0.22)      $17.17
Year Ended May 31, 1993                      $16.30        $0.17         $1.34        ($0.17)     ($0.37)      $17.27
December 1, 1991 to May 31, 1992             $14.48        $0.09         $1.83        ($0.10)       --         $16.30
Year Ended November 30, 1991                 $11.67        $0.18         $2.82        ($0.19)       --         $14.48
Year Ended November 30, 1990                 $12.67        $0.21        ($0.55)       ($0.21)     ($0.45)      $11.67
Year Ended November 30, 1989                 $10.03        $0.18         $2.61        ($0.15)       --         $12.67
January 8, 1988 to November 30, 1988(d)      $10.00        $0.15         $0.03        ($0.15)       --         $10.03
B Shares
Year Ended May 31, 1999                      $25.52       ($0.04)       ($0.28)         --        ($4.51)      $20.69
Year Ended May 31, 1998                      $24.55       ($0.02)        $4.56        ($0.03)     ($3.54)      $25.52
Year Ended May 31, 1997                      $22.28        $0.01         $4.68        ($0.01)     ($2.41)      $24.55
Year Ended May 31, 1996                      $18.65       ($0.02)        $3.87        ($0.10)     ($0.12)      $22.28
Year Ended May 31, 1995                      $17.10        $0.07         $1.61        ($0.13)       --         $18.65
August 5, 1993 (d) to May 31, 1994           $17.12        $0.07         $0.23        ($0.10)     ($0.22)      $17.10
------------------------------------------------------------------------------------



                                      370



                                                                              67

                                           Ratio to Average Net Assets
                                       -------------------------------------

                                           Net                                           Portfolio   Net Assets at

                                       Investment      Net        Gross        Total     Turnover    End of Period
                                         Income     Expenses   Expenses(a)   Return(b)     Rate     (000's Omitted)
--------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                   0.51%       1.00%       1.26%       (0.16%)     68.72%            $18,902
Year Ended May 31, 1998                   0.56%       1.00%       1.26%       21.15%      74.25%            $27,771
Year Ended May 31, 1997                   0.70%       1.01%       1.39%       23.32%      75.50%            $18,830
Year Ended May 31, 1996                   0.63%       1.20%       1.42%       21.69%      105.43%           $15,232
Year Ended May 31, 1995                   1.01%       1.20%       1.43%       10.72%      63.82%            $12,138
Year Ended May 31, 1994                   1.06%       1.20%       1.43%        1.68%      86.07%            $12,922
Year Ended May 31, 1993                   1.02%       1.20%       1.42%        9.32%      57.34%           $109,669
December 1, 1991 to May 31, 1992        1.34%(c)    1.19%(c)     1.64%(c)    26.46%(c)    29.50%            $68,659
Year Ended November 30, 1991              1.57%       1.19%       4.33%       25.84%      31.17%             $4,853
Year Ended November 30, 1990              1.88%       1.20%       11.73%      (2.91%)     38.67%               $750
Year Ended November 30, 1989              1.58%       1.20%       8.38%       28.00%      65.89%               $411
January 8, 1988 to November 30, 1988(d) 1.84%(c)    1.19%(c)     2.50%(c)    2.04%(c)     30.90%               $281
B Shares
Year Ended May 31, 1999                  (0.24%)      1.75%       2.30%       (0.90%)     68.72%             $7,784
Year Ended May 31, 1998                  (0.19%)      1.75%       2.31%       20.30%      74.25%             $8,943
Year Ended May 31, 1997                  (0.07%)      1.76%       2.48%       22.33%      75.50%             $6,591
Year Ended May 31, 1996                  (0.12%)      1.96%       2.54%       20.79%      105.43%            $5,130
Year Ended May 31, 1995                   0.28%       1.95%       2.51%        9.88%      63.82%             $3,569
August 5, 1993 (d) to May 31, 1994      0.25%(c)    1.95%(c)     2.55%(c)    2.36%(c)     86.07%             $2,218
---------------------------------------


(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  ANNUALIZED.
(D)  COMMENCEMENT OF OPERATIONS.; THE ORIGINAL CLASS OF SHARES BECAME A SHARES.

68

DIVERSIFIED EQUITY FUND

                                                                 Net Realized

                                                                      and        Dividends  Distributions  Ending
                                     Beginning Net      Net       Unrealized     from Net    from Net    Net Asset
                                      Asset Value   Investment    Gain (Loss)   Investment   Realized    Value Per
                                       Per Share      Income    on Investments     Income      Gain        Share
--------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                  $43.06        $0.08         $6.29        ($0.20)     ($0.98)      $48.25
Year Ended May 31, 1998                  $36.51        $0.16         $8.99        ($0.27)     ($2.33)      $43.06
Year Ended May 31, 1997                  $30.56        $0.20         $6.10        ($0.16)     ($0.19)      $36.51
May 2, 1996 (d) to May 31, 1996          $29.89        $0.02         $0.65          --          --         $30.56
B Shares
Year Ended May 31, 1999                  $42.69       ($0.11)        $6.09          --        ($0.98)      $47.69
Year Ended May 31, 1998                  $36.31        $0.06         $8.85        ($0.08)     ($2.33)      $42.69
Year Ended May 31, 1997                  $30.54        $0.03         $6.00        ($0.07)     ($0.19)      $36.31
May 6, 1996 (d) to May 31, 1996          $29.41        $0.02         $1.11          --          --         $30.54
C Shares
October 1, 1998 (d) to May 31, 1999      $38.71        $0.08        $10.65        ($0.20)     ($0.98)      $48.26
--------------------------------------------------------------------------------




                                      372



                                                                              69

                                         Ratio to Average Net Assets
                                    ---------------------------------------

                                        Net                                             Portfolio   Net Assets at
                                    Investment      Net         Gross         Total     Turnover    End of Period
                                     Income(a)  Expenses(a) Expenses(a)(b)  Return(a)     Rate     (000's Omitted)
-------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                0.47%       1.00%        1.22%        15.08%    229.75%(f)          $69,768
Year Ended May 31, 1998                0.60%       1.00%        1.20%        26.08%    136.80%(f)          $56,350
Year Ended May 31, 1997                0.81%       1.02%        1.40%        20.75%      48.08%            $25,271
May 2, 1996 (d) to May 31, 1996      1.88%(e)    1.52%(e)      4.06%(e)       2.24%       5.76%             $2,699
B Shares
Year Ended May 31, 1999               (0.28%)      1.75%        2.22%        14.24%    229.75%(f)         $111,106
Year Ended May 31, 1998               (0.15%)      1.75%        2.19%        25.13%    136.80%(f)          $81,548
Year Ended May 31, 1997                0.09%       1.76%        2.41%        19.86%      48.08%            $33,870
May 6, 1996 (d) to May 31, 1996      1.24%(e)    2.37%(e)      4.95%(e)       3.84%       5.76%             $2,447
C Shares
October 1, 1998 (d) to May 31, 1999 (0.28%)(e)   1.75%(e)      5.15%(e)      28.02%    229.75%(f)             $542
-----------------------------------


(A)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(B) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(C) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(D)  COMMENCEMENT OF OPERATIONS.
(E)  ANNUALIZED.
(F) THE FUND DOES NOT HOLD INVESTMENT SECURITIES DIRECTLY. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE PORTFOLIOS OF CORE TRUST (DELAWARE). PORTFOLIO TURNOVER FOR A FUND NORMALLY WOULD BE BASED ON THE TURNOVER OF A FUND'S INVESTMENTS IN THE CORE TRUST PORTFOLIO RATHER THAN THE UNDERLYING SECURITIES IN THAT PORTFOLIO. SINCE A FUND HAS AN INDIRECT INTEREST IN THE SECURITIES HELD IN THE CORE TRUST PORTFOLIO, THE PORTFOLIO TURNOVER RATE DISCLOSED IS CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING THE FUND'S INVESTMENT IN THE RESPECTIVE PORTFOLIO BY THE CORRESPONDING PORTFOLIO'S PORTFOLIO TURNOVER RATE.

70

GROWTH EQUITY FUND


                                                                 Net Realized

                                                                     and        Dividends  Distributions  Ending
                                       Beginning       Net        Unrealized    from Net     from Net    Net Asset
                                          Net
                                      Asset Value   Investment   Gain (Loss)   Investment    Realized    Value Per
                                       Per Share      Income    on Investments    Income       Gain        Share
-------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                 $35.73       ($0.02)        $2.56        ($0.03)     ($2.07)      $36.17
Year Ended May 31, 1998                 $32.49       ($0.06)        $6.88        ($0.04)     ($3.54)      $35.73
Year Ended May 31, 1997                 $29.08       ($0.02)        $4.06        ($0.04)     ($0.59)      $32.49
May 2, 1996 (d) to May 31, 1996         $28.50         --           $0.58          --          --         $29.08
B Shares
Year Ended May 31, 1999                 $35.23       ($0.25)        $2.48          --        ($2.07)      $35.39
Year Ended May 31, 1998                 $32.28       ($0.23)        $6.72          --        ($3.54)      $35.23
Year Ended May 31, 1997                 $29.07       ($0.13)        $3.93          --        ($0.59)      $32.28
May 6, 1996 (d) to May 31, 1996         $28.18         --           $0.89          --          --         $29.07
C Shares
October 1, 1998 (d) to May 31, 1999     $30.66       ($0.13)        $7.86        ($0.03)     ($2.07)      $36.29
-------------------------------------------------------------------------------



                                      374



                                                                              71

                                           Ratio to Average Net Assets
                                    -------------------------------------------

                                          Net                                                Portfolio   Net Assets at

                                       Investment        Net         Gross        Total      Turnover    End of Period
                                    Income (Loss)(a) Expenses(a) Expenses(a)(b) Return(c)      Rate     (000's Omitted)
------------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                 (0.08%)         1.25%        1.44%        7.57%     279.20%(f)          $17,335
Year Ended May 31, 1998                 (0.11%)         1.25%        1.42%        22.55%    184.42%(f)          $21,567
Year Ended May 31, 1997                 (0.12%)         1.30%        1.95%        14.11%       9.06%            $14,146
May 2, 1996 (d) to May 31, 1996         0.34%(e)      2.08%(e)     6.40%(e)       2.04%        7.39%             $3,338
B Shares
Year Ended May 31, 1999                 (0.83%)         2.00%        2.45%        6.78%     279.20%(f)          $18,976
Year Ended May 31, 1998                 (0.85%)         2.00%        2.45%        21.63%    184.42%(f)          $16,615
Year Ended May 31, 1997                 (0.82%)         2.04%        3.02%        13.28%       9.06%             $8,713
May 6, 1996 (d) to May 31, 1996        (0.40%)(e)     2.92%(e)     7.44%(e)       3.16%        7.39%               $703
C Shares
October 1, 1998 (d) to May 31, 1999    (0.87%)(e)     2.01%(e)     21.40%(e)      25.73%    279.20%(f)              $60
-----------------------------------


(A)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(B) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(C) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(D)  COMMENCEMENT OF OPERATIONS.
(E)  ANNUALIZED.
(F) THE FUND DOES NOT HOLD INVESTMENT SECURITIES DIRECTLY. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE PORTFOLIOS OF CORE TRUST (DELAWARE). PORTFOLIO TURNOVER FOR A FUND NORMALLY WOULD BE BASED ON THE TURNOVER OF A FUND'S INVESTMENTS IN THE CORE TRUST PORTFOLIO RATHER THAN THE UNDERLYING SECURITIES IN THAT PORTFOLIO. SINCE A FUND HAS AN INDIRECT INTEREST IN THE SECURITIES HELD IN THE CORE TRUST PORTFOLIO, THE PORTFOLIO TURNOVER RATE DISCLOSED IS CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING THE FUND'S INVESTMENT IN THE RESPECTIVE PORTFOLIO BY THE CORRESPONDING PORTFOLIO'S PORTFOLIO TURNOVER RATE.

72

LARGE COMPANY GROWTH FUND


                                                                         Net Realized

                                                                              and         Dividends   Distributions  Ending
                                           Beginning Net      Net         Unrealized       from Net     from Net    Net Asset
                                            Asset Value    Investment     Gain (Loss)     Investment    Realized    Value Per
                                             Per Share       Income     on Investments      Income        Gain        Share
------------------------------------------------------------------------------------------------------------------------------
A Shares
October 6, 1998(c) to May 31, 1999            $38.48        ($0.16)         $20.82           --         ($1.05)      $58.09
B Shares
October 1, 1998(c) to May 31, 1999            $39.80        ($0.17)         $15.92           --         ($1.05)      $54.50
-----------------------------------------------------------------------------------------

                                         Ratio to Average Net Assets
                                   ----------------------------------------

                                        Net                                             Portfolio    Net Assets at
                                     Investment       Net        Gross        Total      Turnover     End of Period
                                       Income      Expenses   Expenses(a)   Return(b)      Rate     (000's Omitted)
---------------------------------------------------------------------------------------------------------------------
A Shares
October 6, 1998(c) to May 31, 1999 (0.68%)(d)(e)  1.20%(d)(e) 1.35%(d)(e)    54.16%     15.12%(f)           $191,233
B Shares
October 1, 1998(c) to May 31, 1999  (1.22%(d)(e)  1.76%(d)(e) 2.15%(d)(e)    40.01%      2.79%(f)           $156,870
----------------------------------

(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  COMMENCEMENT OF OPERATIONS
(D)  ANNUALIZED
(E)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(F) PORTFOLIO TURNOVER RATE REPRESENTS THE ACTIVITY FROM THE FUND'S INVESTMENT IN A SINGLE PORTFOLIO.

                                                                              73
DIVERSIFIED SMALL CAP FUND


                                                                         Net Realized

                                                                              and         Dividends   Distributions  Ending
                                           Beginning Net      Net         Unrealized       from Net     from Net    Net Asset
                                            Asset Value    Investment     Gain (Loss)     Investment    Realized    Value Per
                                             Per Share       Income     on Investments      Income        Gain        Share
-----------------------------------------------------------------------------------------------------------------------------
A Shares
October 6, 1998(c) to May 31, 1999             $7.77        ($0.02)          $1.77          --(d)         --          $9.52
B Shares
October 1, 1998(c) to May 31, 1999             $7.97        ($0.03)          $1.02          --(d)         --          $8.96
-----------------------------------------------------------------------------------------


                                          Ratio to Average Net Assets
                                    ----------------------------------------

                                         Net                                             Portfolio    Net Assets at
                                      Investment       Net        Gross        Total      Turnover     End of Period
                                        Income      Expenses   Expenses(a)   Return(b)      Rate     (000's Omitted)
----------------------------------------------------------------------------------------------------------------------
A Shares
October 6, 1998(c) to May 31, 1999  (0.22)%(e)(f)  1.40%(e)(f) 2.30%(e)(f)    22.52%     35.87%(g)             $1,504
B Shares
October 1, 1998(c) to May 31, 1999  (0.84%)(e)(f)  1.99%(e)(f) 5.63%(e)(f)    12.42%     35.87%(g)               $476
----------------------------------

(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  COMMENCEMENT OF OPERATIONS.
(D)  ACTUAL DIVIDENDS PER SHARE WERE LESS THAN $0.01.
(E)  ANNUALIZED.
(F)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(G) THE FUND DOES NOT HOLD INVESTMENT SECURITIES DIRECTLY. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE PORTFOLIOS OF CORE TRUST (DELAWARE). PORTFOLIO TURNOVER FOR A FUND NORMALLY WOULD BE BASED ON THE TURNOVER OF A FUND'S INVESTMENTS IN THE CORE TRUST PORTFOLIO RATHER THAN THE UNDERLYING SECURITIES IN THAT PORTFOLIO. SINCE A FUND HAS AN INDIRECT INTEREST IN THE SECURITIES HELD IN THE CORE TRUST PORTFOLIO, THE PORTFOLIO TURNOVER RATE DISCLOSED IS CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING THE FUND'S INVESTMENT IN THE RESPECTIVE PORTFOLIO BY THE CORRESPONDING PORTFOLIO'S PORTFOLIO TURNOVER RATE.

74

SMALL COMPANY STOCK FUND


                                                                  Net Realized

                                                                      and        Dividends  Distributions  Ending
                                      Beginning Net      Net       Unrealized    from Net     from Net    Net Asset
                                       Asset Value   Investment   Gain (Loss)   Investment    Realized    Value Per
                                        Per Share      Income    on Investments    Income       Gain        Share
-------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                   $12.00       ($0.01)        --            --          --          $8.73
Year Ended May 31, 1998                   $13.95       ($0.07)       $1.02          --        ($2.90)      $12.00
Year Ended May 31, 1997                   $14.02       ($0.04)       $0.88          --        ($0.91)      $13.95
Year Ended May 31, 1996                   $10.64        $0.01        $3.93        ($0.03)     ($0.53)      $14.02
Year Ended May 31, 1995                   $9.84         $0.12        $0.87        ($0.11)     ($0.08)      $10.64
B Shares
Year Ended May 31, 1999                   $11.56       ($0.16)        --            --          --          $8.34
Year Ended May 31, 1998                   $13.63       ($0.11)       $1.94          --        ($2.90)      $11.56
Year Ended May 31, 1997                   $13.83       ($0.11)       $0.82          --        ($0.91)      $13.63
Year Ended May 31, 1996                   $10.56       ($0.08)       $3.90        ($0.02)     ($0.53)      $13.83
Year Ended May 31, 1995                   $9.82         $0.07        $0.84        ($0.09)     ($0.08)      $10.56


                             Ratio to Average Net Assets
                         -------------------------------------

                             Net                                           Portfolio    Net Assets at
                         Investment      Net         Gross       Total      Turnover    End of Period
                           Income      Expenses   Expenses(a)  Return(b)      Rate     (000's Omitted)
-------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999  (0.12%)(c)    1.20%(c)    1.55%(c)    (27.25%)    39.97%(d)            $5,563
Year Ended May 31, 1998  (0.50%)(c)    1.20%(c)    1.42%(c)      8.07%     94.94%(d)            $8,426
Year Ended May 31, 1997    (0.38%)      1.19%        1.67%       6.34%      210.19%             $7,355
Year Ended May 31, 1996     0.03%       1.21%        1.87%      38.22%      134.53%             $5,426
Year Ended May 31, 1995     1.14%       0.53%        2.32%      10.19%       68.09%             $1,540
B Shares
Year Ended May 31, 1999  (0.86%)(c)    1.95%(c)    2.63%(c)    (27.85%)    39.97%(d)            $2,904
Year Ended May 31, 1998  (1.26%)(c)    1.95%(c)    2.47%(c)      7.29%     94.94%(d)            $5,799
Year Ended May 31, 1997    (1.13%)      1.94%        2.73%       5.46%      210.19%             $5,125
Year Ended May 31, 1996    (0.74%)      1.96%        2.96%      37.32%      134.53%             $4,125
Year Ended May 31, 1995     0.38%       1.27%        3.56%       9.31%       68.09%               $963



(A) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(D)  REFLECTS THE ACTIVITY OF THE PORTFOLIO IN WHICH THE FUND INVESTS.

SMALL CAP OPPORTUNITIES FUND



                                                                   Net Realized

                                                                       and       Distributions  Ending
                                       Beginning Net      Net       Unrealized    From Net    Net Asset
                                        Asset Value   Investment   Gain (Loss)    Realized    Value Per
                                         Per Share      Income    on Investments    Gain        Share

--------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                   $23.60        ($0.11)      ($2.97)       ($0.02)      $20.50
Year Ended May 31, 1998                   $19.83        ($0.07)       $4.37        ($0.53)      $23.60
October 9, 1996 to May 31, 1997(e)        $17.39        ($0.01)       $2.46        ($0.01)      $19.83
B Shares
Year Ended May 31, 1999                   $23.32        ($0.31)      ($2.90)       ($0.02)      $20.09
Year Ended May 31, 1998                   $19.75        ($0.05)       $4.15        ($0.53)      $23.32
November 8, 1996 to May 31, 1997(e)       $17.41        ($0.05)       $2.40        ($0.01)      $19.75
---------------------------------------------------------------------------------


                                           Ratio to Average Net Assets
                                    -------------------------------------------

                                          Net                                              Portfolio   Net Assets at
                                       Investment        Net         Gross       Total     Turnover    End of Period
                                    Income (Loss)(a) Expenses(a)  Expenses(a)  Return(c)    Rate(d)   (000's Omitted)
                                                                      (b)
----------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                 (0.47%)         1.25%        1.49%      (13.03%)    95.96%             $4,698
Year Ended May 31, 1998                 (0.43%)         1.27%        1.86%       21.97%     46.02%             $6,870
October 9, 1996 to May 31, 1997(e)     (0.18%)(f)     1.25%(f)     10.51%(f)     11.37%     34.45%               $522
B Shares
Year Ended May 31, 1999                 (1.28%)         2.06%        2.51%      (13.74%)    95.96%             $4,187
Year Ended May 31, 1998                 (1.21%)         2.01%        3.05%       21.03%     46.02%             $6,140
November 8, 1996 to May 31, 1997(e     (0.99%)(f)     2.06%(f)     27.27%(f)     13.53%     34.45%               $158
----------------------------------

(A)  INCLUDES EXPENSES FROM THE PORTFOLIO(S) IN WHICH THE FUND INVESTS.
(B) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(C) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(D)  REFLECTS THE ACTIVITY OF THE PORTFOLIO IN WHICH THE FUND INVESTS.
(E)  COMMENCEMENT OF OPERATIONS.
(F)  ANNUALIZED.

76

INTERNATIONAL FUND


                                                                    Net
                                                                 Realized

                                                                    and      Dividends   Distributions   Ending
                                       Beginning       Net      Unrealized   from Net      From Net       Net
                                          Net                                                            Asset
                                      Asset Value   Investment     Gain     Investment     Realized      Value
                                                                  (Loss)                                  Per
                                       Per Share      Income        on         Income        Gain        Share
                                                                Investments
----------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                 $23.84        $0.04       ($0.43)     ($0.21)       ($0.46)      $22.78
Year Ended May 31, 1998                 $21.66        $0.03        $2.35      ($0.20)         --         $23.84
Year Ended May 31, 1997                 $19.82        $0.10        $1.94      ($0.20)         --         $21.66
November 1, 1995 to May 31, 1996        $17.97        $0.35        $1.83      ($0.33)         --         $19.82
April 1, 1995 (f) to October 31,        $16.50        $0.01        $1.46        --            --         $17.97
1995
B Shares
Year Ended May 31, 1999                 $23.70       ($0.06)      ($0.49)     ($0.03)       ($0.46)      $22.66
Year Ended May 31, 1998                 $21.55       ($0.09)       $2.31      ($0.07)         --         $23.70
Year Ended May 31, 1997                 $19.71       ($0.06)       $1.93      ($0.03)         --         $21.55
November 1, 1995 to May 31, 1996        $17.91        $0.25        $1.83      ($0.28)         --         $19.71
May 12, 1995(f) to October 31, 1995     $17.20        $0.01        $0.70        --            --         $17.91
----------------------------------------------------------------------------



                                      380




                                                                              77

                                         Ratio to Average Net Assets

                                    ---------------------------------------

                                        Net                                              Portfolio   Net Assets at

                                    Investment      Net          Gross        Total      Turnover     End of Period

                                     Income(a)  Expenses(a)  Expenses(a)(b) Return(c)      Rate     (000's Omitted)

---------------------------------------------------------------------------------------------------------------------
A Shares
Year Ended May 31, 1999                0.37%       1.50%         1.80%       (1.36%)     74.22%(g)            $2,866
Year Ended May 31, 1998                0.44%       1.47%         1.72%        11.20%     17.84%(g)            $3,342
Year Ended May 31, 1997                0.42%       1.43%         1.72%        10.33%     48.23%(d)            $2,240
November 1, 1995 to May 31, 1996     0.92%(e)     1.50%(e)     2.51%(e)       12.31%     14.12%(d)            $1,080
April 1, 1995 (f) to October 31,     0.26%(e)     1.32%(e)     20.95%(e)      8.91%      29.41%(d)              $216
1995
B Shares
Year Ended May 31, 1999               (0.30%)      2.25%         2.89%       (2.08%)     74.22%(g)            $1,973
Year Ended May 31, 1998               (0.29%)      2.22%         2.81%        10.39%     17.84%(g)            $2,245
Year Ended May 31, 1997               (0.34%)      2.18%         2.76%        9.44%      48.23%(d)            $1,667
November 1, 1995 to May 31, 1996    (0.02%)(e)    2.25%(e)     3.11%(e)       11.79%     14.12%(d)              $995
May 12, 1995(f) to October 31, 1995  0.17%(e)     1.27%(e)     14.57%(e)      4.30%      29.41%(d)              $395
-----------------------------------

(A)  INCLUDES  EXPENSES  ALLOCATED  FROM  THE  PORTFOLIO(S)  IN  WHICH  THE FUND
     INVESTS.
(B) THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.
(C) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(D)  REFLECTS THE ACTIVITY OF THE PORTFOLIO IN WHICH THE FUND INVESTS.
(E)  ANNUALIZED.
(F)  COMMENCEMENT OF OPERATIONS.
(G) THE FUND DOES NOT HOLD INVESTMENT SECURITIES DIRECTLY. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE PORTFOLIOS OF CORE TRUST (DELAWARE). PORTFOLIO TURNOVER FOR A FUND NORMALLY WOULD BE BASED ON THE TURNOVER OF A FUND'S INVESTMENTS IN THE CORE TRUST PORTFOLIO RATHER THAN THE UNDERLYING SECURITIES IN THAT PORTFOLIO. SINCE A FUND HAS AN INDIRECT INTEREST IN THE SECURITIES HELD IN THE CORE TRUST PORTFOLIO, THE PORTFOLIO TURNOVER RATE DISCLOSED IS CALCULATED BY AGGREGATING THE RESULTS OF MULTIPLYING THE FUND'S OWNERSHIP PERCENTAGE OF THE RESPECTIVE PORTFOLIO BY THE CORRESPONDING PORTFOLIO'S PORTFOLIO TURNOVER RATE.

78


If you would like more information about the Funds and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Fund's statement of additional information, or "SAI," contains detailed information about the Funds, such as its investments, management, and organization. It is incorporated into this Prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional Information about each Fund's investments is available in its annual and semi-annual reports to shareholders. In the annual report, the Fund's portfolio manager discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain free copies of the SAI, annual report, and semi-annual report by contacting your investment representative or by contacting Norwest Advantage Funds, Sixth and Marquette N9305-109, Minneapolis, Minnesota 55479 or by calling 1-800-338-1348 or 1-612-667-8833.

The Funds' reports and statement of additional information are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the SEC's Internet website at http:// www.sec.gov.

The SEC's Investment Company Act file number for the Funds is 811-4881.

Norwest Advantage Funds
510 Marquette Ave N9309-041
Minneapolis, MN 55479


























Shareholder Services
Minneapolis/St. Paul 1-612-667-8833, option 3
Elsewhere 1-800-338-1348, option 3

Norwest Investment Management, Inc.
Investment Adviser

Norwest Bank Minnesota, N.A.
Transfer Agen
Cutodian

Forum Financial Services, Inc.
Manager and Distributor

(c) 1999 NORWEST ADVANTAGE FUNDS
NWSFP 10/99

PROSPECTUS

OCTOBER 1, 1999

WEALTHBUILDER II

[LOGO]











                              Norwest WealthBuilder II Growth Balanced Portfolio


                            Norwest WealthBuilder II Growth and Income Portfolio


                                       Norwest WealthBuilder II Growth Portfolio










MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE SYSTEM, U.S. GOVERNMENT, OR ANY OTHER GOVERNMENT AGENCY.

MAY LOSE VALUE

NO BANK GUARANTEE

                             NORWEST ADVANTAGE FUNDS

                                   PROSPECTUS

                                 OCTOBER 1, 1999


               Norwest WealthBuilder II Growth Balanced Portfolio


              Norwest WealthBuilder II Growth and Income Portfolio


                    Norwest WealthBuilder II Growth Portfolio
























An investment in a Portfolio is not a deposit of Norwest Bank Minnesota, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Board of Trustees and the shareholders of the Norwest Advantage Funds have approved a reorganization of the Funds with the Stagecoach Funds advised by Wells Fargo Bank, N.A. The Board of Directors and shareholders of Stagecoach Funds also have approved the reorganization. This combination of mutual fund families follows the merger of Wells Fargo & Company and Norwest Corporation. Each of the Norwest Advantage Funds and the Stagecoach Funds will reorganize into a new portfolio of Wells Fargo Funds Trust. The reorganization is pending and will be completed as soon as reasonably practicable.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1

TABLE OF CONTENTS


3





Risk/Return Summary............................................................2


Fees and Expenses of the Portfolios............................................6


Investment ObjectivesStrategies and Risk Considerations........................8

      Investment Objectivesand Strategies......................................8
      Risk Considerations......................................................9

Other Considerations..........................................................13


Management of the Portfolios..................................................14


How to Buy and Sell Shares....................................................15

      How the Portfolios Value Their Shares...................................15
      How to Buy Shares.......................................................17
      How to Sell Shares......................................................19
      Other Shareholder Services..............................................21

Dividendsand Tax Matters......................................................23


Financial Highlights..........................................................24

2



RISK/RETURN SUMMARY

[iMAGE OF GLOBE]

The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios after this summary.


Objectives and Principal Strategies

Growth Balanced Portfolio seeks a balance of capital appreciation and income. The Portfolio invests in other mutual funds, or Underlying Funds, which include a mixture of stock, bond, and money market funds. For growth potential, the Portfolio invests from 50% to 85% of its assets in stock funds, which may invest in domestic or foreign stocks and in companies with a range of capitalizations. For income production, decreased volatility, and increased price stability, the Portfolio invests 20% to 50% of its assets in bond funds with a range of credit quality. The Portfolio also invests 0% to 3% of its assets in money market funds. The Portfolio allocates investments among the Underlying Funds based on market conditions and fundamental analyses of asset classes.


Growth and Income Portfolio seeks long-term capital appreciation with a secondary emphasis on income. The Portfolio primarily invests in a mixture of stock funds emphasizing funds that invest in large companies, with smaller investments in small company and international funds.

Growth Portfolio seeks long-term capital appreciation. The Portfolio invests in a mixture of stock funds devoting more of its assets to funds that invest in large companies. Depending on market conditions, the Portfolio also expects to invest a significant portion of its assets in each of stock funds that invest in small companies and international funds.

Principal Risks

All of the Portfolios have allocation risk. This is the risk that the allocation of investments may have a more significant effect on a Portfolio's net asset value when one Underlying Fund is performing more poorly than the others. All of the Portfolios invest in Underlying Funds that invest in equity securities. These investments are subject to market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of an Underlying Fund's investment portfolio. The Growth and Income Portfolio and the Growth Portfolio invest more of their assets in Underlying Funds that invest in small and foreign companies. These investments have:

o SMALL-CAP RISK. This is the risk of investments in small-capitalization, or small-cap, companies. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid.

o FOREIGN RISK. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of an Underlying Fund's investments.

Because the Growth Balanced Fund invests a significant amount of its assets in debt securities, its principal risks include:

o CREDIT RISK: This is the risk that an issuer of an instrument will be unable to make interest payments or repay principal.

o INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of an Underlying Fund's investments. Increases in interest rates may cause the value of an Underlying Fund's investments to decline.

Another Important Thing For You To Note. You may lose money by investing in the Portfolios.


BAR CHART AND PERFORMANCE INFORMATION


For each Portfolio, the bar chart shows the Portfolio's annual total returns and the performance table shows the Portfolio's average annual total returns. The bar chart and performance table provide an indication of the historical risk of an investment in each Portfolio by showing:

o    the Portfolio's performance over the life of the Portfolio; and

o how the Portfolio's average annual total returns for one year and the life of the Portfolio, compare to those of a broad-based index.

A Portfolio's past performance does not necessarily indicate how it will perform in the future.

GROWTH BALANCED PORTFOLIO

                       [EDGAR representation of bar chart]

                              ANNUAL TOTAL RETURN

                                  1998    15.21%


The calendar year-to-date total return as of June 30, 1999 was 6.62%.

4


During the periods shown in the chart, the highest quarterly return was 17.55% (for the quarter ended December 31, 1998) and the lowest quarterly return was -9.73% (for the quarter ended September 30, 1998).

The following table compares the Portfolio's average annual total returns as of December 31, 1998 to the Standard & Poor's 500 Index, or the S&P 500 Index.


                                      Norwest WealthBuilder II                S&P 500
Year(s)                              Growth Balanced Portfolio                 Index
 .................................. ............................... ...............................
 .................................. ............................... ...............................
1  Year                                        13.48%                          28.58%
Since Inception (10/1/97)                      11.21%                        25.03%(1)


(1)      FOR THE PERIOD 9/30/97 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stock. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Portfolio, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

GROWTH AND INCOME PORTFOLIO

                       [EDGAR representation of bar chart]

                              ANNUAL TOTAL RETURN

                                  1998    14.68%

The calendar year-to-date total return as of June 30, 1999 was 11.67%.

During the periods shown in the chart, the highest quarterly return was 20.03% (for the quarter ended December 31, 1998) and the lowest quarterly return was -15.12% (for the quarter ended September 30, 1998).

The following table compares the Portfolio's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                Norwest WealthBuilder II Growth               S&P 500
Year(s)                              and Income Portfolio                      Index
 .............................. .................................. ................................
 .............................. .................................. ................................
1  Year                                     12.96%                            28.58%
Since Inception (10/1/97)                    9.14%                           25.03%(1)


(1)      FOR THE PERIOD 9/30/97 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stock. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Portfolio, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.




GROWTH PORTFOLIO

                       [EDGAR representation of bar chart]

                              ANNUAL TOTAL RETURN

                                  1998    21.00%

The calendar year-to-date total return as of June 30, 1999 was 11.71%.

During the periods shown in the chart, the highest quarterly return was 23.73% (for the quarter ended December 31, 1998) and the lowest quarterly return was -13.49% (for the quarter ended September 30, 1998).

The following table compares the Portfolio's average annual total returns as of December 31, 1998 to the S&P 500 Index.


                                      Norwest WealthBuilder II                S&P 500
Year(s)                                   Growth Portfolio                     Index
 .................................. ............................... ...............................
 .................................. ............................... ...............................
1  Year                                        19.19%                          28.58%
Since Inception (10/1/97)                      14.86%                        25.03%(1)


(1)      FOR THE PERIOD 9/30/97 - 12/31/98.

The S&P 500 Index is a widely recognized index of common stock. The S&P 500 Index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Portfolio, the S&P 500 Index's performance does not reflect the effect of expenses. The index is unmanaged and is not available for investment.

6



FEES AND EXPENSES OF THE PORTFOLIOS

[Image of WSJ]

The following tables describe the fees and expenses that you will pay if you invest in a Portfolio. The tables do not reflect the operating expenses and investment advisory fees of the Underlying Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                          NORWEST               NORWEST
                                      WEALTHBUILDER II      WEALTHBUILDER II           NORWEST
                                      GROWTH BALANCED      GROWTH AND INCOME      WEALTHBUILDER II
                                         PORTFOLIO             PORTFOLIO          GROWTH PORTFOLIO
 ................................... ..................... ..................... ......................
Maximum Sales Charge (Load)
Imposed on Purchases                       1.50%                 1.50%                  1.50%
(as a percentage of offering
price)
Maximum Deferred Sales Charge
(Load)
(as percentage of the lower of
the Net Asset Value ("NAV") at
purchase or the NAV at redemption)
                                            None                  None                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (1)
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                             NORWEST WEALTHBUILDER    NORWEST WEALTHBUILDER
                               II GROWTH BALANCED     II GROWTH AND INCOME     NORWEST WEALTHBUILDER
                                   PORTFOLIO                PORTFOLIO                II GROWTH
                                                                                     PORTFOLIO
 ............................ ....................... ........................ ........................
 ............................ ....................... ........................ ........................
Investment Advisory Fees             0.35%                    0.35%                    0.35%
Distribution (12b-1) Fees            0.75%                    0.75%                    0.75%
Other Expenses                       0.75%                    0.85%                    0.90%

Total Annual Portfolio

Operating Expenses (2)               1.85%                    1.95%                    2.00%


(1) based on amounts incurred during each portfolio's fiscal year ended may 31, 1999 stated as a percentage of net assets.

(2) the portfolios are subject to voluntary fee waivers and expense reimbursements that reduce the operating expenses of the portfolios. see the financial highlights table for information about portfolio expenses net of fee waivers and expense reimbursements.

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% annual return, that the Portfolio's operating expenses remain the same, that distributions are reinvested, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.



                              GROWTH BALANCED        GROWTH AND INCOME
                                 PORTFOLIO               PORTFOLIO                 GROWTH
                                                                                 PORTFOLIO
 .......................... ....................... ....................... .......................
1 YEAR                              $335                    $345                    $350
3 YEARS                             723                     753                     768
5 YEARS                            1,136                   1,186                   1,212
10 YEARS                           2,287                   2,391                   2,442


8




INVESTMENT OBJECTIVES STRATEGIES AND RISK CONSIDERATIONS


This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of investing in the Portfolios. There can be no assurance that any Portfolio or Underlying Fund will achieve its investment objective.

Objectives

Growth Balanced Portfolio seeks a balance of capital appreciation and income.

Growth and Income Portfolio seeks long-term capital appreciation with a secondary emphasis on income.

Growth Portfolio seeks capital appreciation.

Investment Strategies

GENERAL


Each Portfolio seeks to achieve its objective by allocating its assets across asset classes of stocks, bonds, and money market instruments through a number of affiliated and unaffiliated funds, or Underlying Funds. The Underlying Funds typically have different investment objectives and different investment styles. The Portfolios may hold an investment portfolio of stock funds, for growth potential, and bond and money market funds, for income production, decreased volatility and increased price stability. The Portfolios' Adviser may select from a wide range of mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the mutual funds in which the Portfolio invests.

In selecting investments, the Adviser attempts to identify and select diversified portfolios of Underlying Funds based on an analysis of many factors. The Adviser uses various analytical techniques, including quantitative techniques, valuation formulas, and optimization procedures to assess the relative attractiveness of stocks, bonds, and money market instruments. The Adviser uses a Tactical Equity Allocation Model to identify opportunities to add value by shifting assets between different equity styles, such as domestic versus international, large cap versus small cap, or value versus growth. After identifying the most and least attractive asset classes, the Adviser considers the expected returns from and risks of an asset class before deciding whether to overweight or underweight that asset class.

The  Adviser  uses  quantitative   techniques  to  analyze  and  rank  potential
Underlying Funds based on their historic total return, volatility, and operating expenses over various time periods. The

Adviser then reviews potential Underlying Funds' investment objectives and policies. Potential Underlying Funds that rank the highest by these criteria are then subjected to further qualitative and quantitative evaluation of size, management, portfolio holdings, investment practices and policies, investment style, and other factors.


GROWTH BALANCED PORTFOLIO


PRINCIPAL STRATEGIES. The Portfolio's primary strategy is to allocate your investment among different asset classes and fund managers and reduce the risks of your investment. The Portfolio invests in stock funds for growth potential and in bond and money market funds for income production, decreased volatility and increased price stability. The Portfolio invests 50% to 85% of its assets in Underlying Funds that are stock funds. These stock funds may invest in domestic or foreign stocks and in companies with a range of capitalizations. The Fund also may invest from 20% to 50% of its assets in bond funds with a range of credit quality and 0% to 3% of its assets in money market funds. The Portfolio invests at least 25% of its total assets in bonds, money market funds, and debt securities.

The following chart indicates the Portfolio's market-neutral position and range of investment in different types of Underlying Funds. The amount the Portfolio has invested in stock, bond, and money market funds at any particular time may vary from the neutral position or the range of investment due to market conditions or other factors. The Portfolio's Adviser rebalances the Portfolio when its asset allocation deviates by 5% from the target allocation.



     -------------------------------------------- -------------------------- -------------------------
                                                      Neutral Position           Investment Range
     ............................................ .......................... .........................
     ............................................ .......................... .........................


     Stock Funds                                            65.00%                  50% - 80%
     Bond Funds                                             33.50%                  20% - 50%
     Money Market Funds                                      1.50%                  0% - 3%


PRINCIPAL RISKS.  The Portfolio's principal risks include:

o MARKET RISK. This is the risk that the value of an Underlying Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

o INTEREST RATE RISK. This is the risk that changes in interest rates will affect the value of a Portfolio's investments, particularly those investments in Underlying Funds that invest in debt or income-producing securities. Increases in interest rates may cause the value of an Underlying Fund's investments to decline.

o CREDIT RISK. This is the risk that the issuer of a security will be unable to make timely payments of interest or principal or to otherwise honor its obligations.

o ALLOCATION RISK. This is the risk that the allocation of investments may have a more significant effect on a Portfolio's net asset value when one Underlying Fund is performing more poorly than the others.

10


To the extent the Underlying Funds invest in small companies or international companies, the Portfolio's risks include:

o SMALL-CAP RISK. This is the risk of investments in small-cap companies. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid.


o FOREIGN RISK. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of an Underlying Fund's investments.


GROWTH AND INCOME PORTFOLIO


PRINCIPAL STRATEGIES. The Portfolio's primary strategy is to allocate your investment among different stock funds for growth potential and to reduce the risk of your investment. The Portfolio invests 97% to 100% of its assets in stock funds. The Portfolio emphasizes investments in funds that invest in domestic large companies and invests 50% to 90% of its assets in these funds. These companies have a market capitalization in excess of $1.5 billion. Many of these companies' stocks are included in the S&P Index.

The Portfolio also may invest 5% to 30% of its assets in each of stock funds that invest in domestic small companies and international companies. Small company stock funds invest in companies with market capitalizations of less than $1.5 billion.
The Portfolio also invests 0% to 3% of its assets in money market funds.

The following chart indicates the Portfolio's market-neutral position and range of investment in different types of Underlying Funds. The amount the Portfolio has invested in stock and money market funds at any particular time may vary from the neutral position or the range of investment due to market conditions or other factors. The Portfolio's Adviser rebalances the Portfolio when its asset allocation deviates by 5% from the target allocation.



          ---------------------------------------     -------------------------    -------------------------
                                                          Neutral Position             Investment Range
          ....................................... ... ......................... .. .........................
          ....................................... ... ......................... .. .........................


          Stock Funds                                           98.50%                    97% - 100%
              Domestic Large Company                            70.00%                    50% - 90%
              Domestic Small Company                            14.25%                    5% - 30%
              International                                     14.25%                    5% - 30%
          Money Market Funds                                     1.50%                    0% - 3%



PRINCIPAL RISKS.  The Portfolio's principal risks include:


o MARKET RISK. This is the risk that the value of an Underlying Fund's investments will fluctuate as the stock market fluctuates and that prices overall will decline over short or longer-term periods.

o ALLOCATION RISK. This is the risk that the allocation of investments may have a more significant effect on a Portfolio's net asset value when one Underlying Fund is performing more poorly than the others.

For its investments in Underlying Funds that invest in small companies or international companies, the Portfolio's risks include:

o SMALL-CAP RISK. This is the risk of investments in small-cap companies. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid.


o FOREIGN RISK. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of an Underlying Fund's investments. These risks are greater for international funds that invest in emerging market countries.


GROWTH PORTFOLIO


PRINCIPAL STRATEGIES. The Portfolio's primary strategy is to allocate your investment among different stock funds for growth potential and reduce the risk of your investment. The Portfolio invests 97% to 100% of its assets in stock funds. The Portfolio may invest 25% to 81% of its assets in funds that invest in domestic large companies. These companies have a market capitalization in excess of $1.5 billion. Many of these companies stocks are included in the S&P Index.

Depending on market factors, the Portfolio expects to have significant investments in stock funds that invest in domestic small companies (5% to 45%) and international companies (10%- to 0%). Small company stock funds invest in companies with market capitalizations of less than $1.5 billion. The Portfolio also invests 0% to 3% of its assets in money market funds.

The following chart indicates the Portfolio's market-neutral position and range of investment in different types of Underlying Funds. The amount the Portfolio has invested in stock and money market funds at any particular time may vary from the neutral position or the range of investment due to market conditions or other factors. The Portfolio's Adviser rebalances the Portfolio when its asset allocation deviates by 5% from the target allocation.



          ---------------------------------------     -------------------------    -------------------------
                                                          Neutral Position             Investment Range
          ....................................... ... ......................... .. .........................
          ....................................... ... ......................... .. .........................


          Stock Funds                                           98.50%                    97% - 100%
              Domestic Large Company                            49.00%                    25% - 81%
              Domestic Small Company                            20.00%                    5% - 45%
              International                                     29.50%                    10% - 50%
          Money Market Funds                                     1.50%                    0% - 3%



12


PRINCIPAL RISKS.  The Portfolio's principal risks include:


o MARKET RISK. This is the risk that the value of an Underlying Fund's investments will fluctuate as the stock market fluctuates and that prices overall will decline over short or longer-term periods.


o ALLOCATION RISK. This is the risk that the allocation of investments may have a more significant effect on a Portfolio's net asset value when one Underlying Fund is performing more poorly than the others.

For its investments in Underlying Funds that invest in small companies or international companies, the Portfolio has:

o SMALL-CAP RISK. This is the risk of investments in small-cap companies. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for small-cap stocks may be less liquid.


o FOREIGN RISK. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of an Underlying Fund's investments.

OTHER CONSIDERATIONS

[Image of globe]

PORTFOLIO TURNOVER. From time to time, a Portfolio may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, markets, or Underlying Funds. Higher portfolio turnover rates may result in increased brokerage costs and a possible increase in short-term capital gains or losses. The Financial Highlights table lists each Portfolio's portfolio turnover rate.


YEAR 2000. Certain computer systems may not process date-related information properly on and after January 1, 2000. The Adviser is addressing this matter for its systems. The Portfolios' other service providers have informed the Portfolios that they are taking similar measures. Investments in foreign companies are particularly vulnerable to Year 2000 risk because these companies may not have the financial resources, technology, or personnel needed to address Year 2000 readiness concerns. This matter, if not corrected, could adversely affect the services provided to the Portfolios or the issues in which the Portfolios invest and could therefore, lower the value of your Portfolio shares.

14




MANAGEMENT OF THE PORTFOLIOS


[Image of WSJ]

INVESTMENT ADVISORY SERVICES. Norwest Investment Management, Inc. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth and Marquette, Minneapolis, MN 55479, is the investment adviser for each Portfolio. In this capacity, NIM makes investment decisions for the Portfolios and continuously reviews and determines the allocation of the assets of the Portfolios among the Underlying Funds. As of June 30, 1999, NIM provided advisory services for over $24 billion in assets. For its services, the Portfolios paid NIM investment advisory and allocation fees of 0.35% as a percentage of average daily net assets.

PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest contribute to the investment services provided to the Portfolios. Galen Blomster, Ph.D., CFA, Vice President & Director of Research is primarily responsible for day-to-day management and allocation services and has been since the inception of each Portfolio. Mr. Blomster has been employed by Norwest since 1977.

OTHER FUND SERVICES. The Forum Financial Group of companies provide managerial, administrative, and underwriting services to the Portfolios. Norwest Bank acts as the Portfolios' transfer agent, dividend disbursing agent, and custodian.

HOW TO BUY AND SELL SHARES

How the Portfolios Value Their Shares

The Portfolios determine the net asset value, or NAV, of their shares as of 4:00 p.m., Eastern time, on each Portfolio business day, which is any day the New York Stock Exchange, or the NYSE, is open, by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by a Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by or pursuant to procedures approved by the Board. The Portfolios only determine NAV on Portfolio business days.


The Underlying Funds are valued at their respective NAVs as determined by those funds. The Underlying Funds that are money market funds value their portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The other Underlying Funds value their portfolio securities based on market quotes if they are readily available.

European, Far Eastern, and other international securities exchanges and over-the-counter markets normally complete trading well before the close of business on each Portfolio business day. Trading in foreign securities, however, may not take place on all Portfolio business days or may take place on days that are not Portfolio business days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities. If events occur that affects the securities' value after the close of the markets on which they trade, the Portfolio or Underlying Fund may make an adjustment to the value of the securities for purposes of determining NAV.

All assets and liabilities denominated in foreign currencies are converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank prior to the time of conversion.

General Purchase Information


You may invest in the Portfolios directly or through certain financial institutions. You must pay for your shares in U.S. dollars by check written to Norwest Advantage Funds (drawn on a U.S. bank), by bank or federal funds wire transfer, or by Automatic Clearing House (ACH) electronic bank transfer; cash cannot be accepted. Not all Portfolios offered in this prospectus are available for purchase in all states. Please contact the Portfolios or your financial representative for information about whether a Portfolio is available in your state.

When you sign your application for a new Portfolio account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Portfolios to withhold 31% of your distributions and redemptions.

16


Each Portfolio offers C Shares with an initial sales charge of 1.50%.


Purchase orders received by the transfer agent prior to the close of regular trading on the NYSE on any Portfolio business day are priced at the NAV determined that day (the "trade date"). Orders received by financial institutions prior to the close of regular trading on the NYSE on a Portfolio business day also are priced at the NAV determined that day, provided the order is received by the Portfolios prior to 4:00 p.m., Eastern time. For shares purchased through a financial institution that transmits its orders to the Portfolio, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

DISTRIBUTION PLAN. The Portfolios have adopted a plan under SEC Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution fees in connection with the distribution of their shares. The Portfolios pay these fees in the amount of up to 0.75% of the average daily net assets of the Portfolio. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.


REINSTATEMENT PRIVILEGE. If you have redeemed a Portfolio's shares, you may, within 60 days following the redemption, purchase shares, without payment of an additional front-end sales charge, in any of the Portfolios in an amount up to the amount of your redemption. If you want to exercise this Reinstatement Privilege, please contact the Portfolios for further information.

INVESTORS IN OTHER FUND FAMILIES. No sales charge is assessed on purchases of C Shares of a Portfolio with the proceeds of a redemption, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares at the time of their purchase a sales charge equal to or greater than that applicable to the C Shares of that Portfolio. You should contact the Portfolios for further information and to obtain the necessary forms.


REDUCED INITIAL SALES CHARGES. To qualify for a reduced sales charge, you or your Processing Organization must notify the transfer agent at the time of purchase of your intention to so qualify and you must provide the transfer agent with sufficient information to verify that your purchase qualifies for the reduced sales charges, which are as follows:





                                                   Sales Charge As a Percentage of
                                  .................................................................

Amount of Purchase                        Offering Price                  Net Asset Value
 ...................................................................................................
 ...................................................................................................


$25,000 up to $250,00                          1.50%                           1.52%
$250,000 up to $500,000                        1.25%                           1.27%
$500,000 up to 1,000,000                       1.00%                           1.01%
Over $1,000,000                                0.75%                           0.76%


Reduced sales charges may be modified or terminated at any time and are subject to confirmation of your holdings. Further information about reduced sales charges is contained in the SAI.


Self-Directed   401(k)   Programs.   Purchases  of  Portfolio   shares   through
self-directed 401(k) programs and other qualified retirement plans offered by Norwest Bank, Forum or their affiliates in accumulated amounts of less than $100,000 are subject to a reduced sales charge applicable to a single purchase of $100,000.

How to Buy Shares


MINIMUM INVESTMENT


There is a $25,000 minimum initial investment in the Portfolios. There is a $500 minimum for subsequent purchases of Portfolio shares, except for IRA and systematic investing where the subsequent investment minimum is reduced to $150. The Adviser may in its discretion waive the investment minimums.


Purchase Procedures

INITIAL PURCHASES.  There are three ways to purchase shares initially.


1. BY MAIL. You may send a check along with a completed account application to Norwest Advantage Funds at the address listed under "Account Application". Checks are accepted at full value subject to collection. If a check does not clear, the purchase order is canceled, and you are liable for any losses or fees incurred by Norwest Advantage Funds, the transfer agent or the distributor.


         For individual or Uniform Gift to Minors Act accounts, the check used must be made payable to Norwest WealthBuilder II Portfolios ["Portfolio Name"] or to one or more owners of that account and endorsed to Norwest WealthBuilder II Portfolios ["Portfolio Name"]. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, your check to purchase Portfolio shares must be made payable on its face to "Norwest WealthBuilder II Portfolios" ["Portfolio Name"]. No other methods of payment by check are accepted.

2. BY BANK WIRE. You may make an initial investment in a Portfolio using the wire system for transmittal of money among banks. You should first telephone the transfer agent at (612) 667-8833 or (800) 338-1348 to obtain an account number.
         You then should instruct your bank to wire the money immediately to:

         BY WIRE TO:                   State Street Bank & Trust
                                       Boston, MA
                                       ABA 011000028
                                       FNF: (Norwest Advantage Fund name]
                                       AC: 9905-434-8
                                       For Further Credit: _____________
                                       (Name on Norwest Advantage Fund Account
                                       and Fund Account Number)


         You then should promptly complete and mail the account application form. Your bank may impose a charge on you for transmitting the money by bank wire. Norwest Advantage Funds does not charge for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.


3. THROUGH FINANCIAL INSTITUTIONS. You may purchase and redeem shares through Processing Organizations. The transfer agent, Forum, and their affiliates may be Processing Organizations. Processing Organizations may receive as a broker-dealer's reallowance a portion of the sales charge paid by their customers who purchase C Shares, may receive payments from Forum with respect to sales of C Shares, and may receive payments as a

18


         processing agent from the transfer agent. In addition, financial institutions, including Processing Organizations, may charge you a fee for their services; they are responsible for promptly transmitting purchase, redemption, and other requests to the Portfolios.

         If you purchase shares through a Processing Organization, you are subject to the procedures of that Processing Organization, which may include charges, limitations, investment minimums, cutoff times, and restrictions in addition to, or different from, those applicable to shareholders who invest in a Portfolio directly. You should acquaint yourself with the Processing Organization's procedures and should read this prospectus in conjunction with any materials and information that the Processing Organization has provided to you. If you purchase Portfolio shares through a Processing Organization, you may or may not be the shareholder of record and, subject to the Processing Organization's and the Portfolios' procedures, you may have Portfolio shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations also may enter purchase orders with payment to follow.


         Certain shareholder services may not be available to you if you have purchased shares through a Processing Organization. You should contact your Processing Organization for further information. Norwest Advantage Funds may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn would provide you with confirmations and periodic statements. Norwest Advantage Funds is not responsible for the failure of any Processing Organization to carry out its obligations to you or other customers.


SUBSEQUENT PURCHASES

Subsequent purchases may be made by mailing a check, by sending a bank wire, or through your Processing Organization as indicated above. All payments should clearly indicate your name and account number.

ACCOUNT APPLICATION


You may obtain an account application to open an account by writing Norwest Advantage Funds at the following address:


BY REGULAR MAIL:                            Norwest Advantage Funds
                                            P.O. Box 8265
                                            Boston, MA 02266-8265

BY OVERNIGHT MAIL ONLY TO:          Norwest Advantage Funds
                                            Attn:  CCSU
                                            Boston Financial
                                            66 Brooks Drive
                                            Braintree, MA 02184


To participate in shareholder services not referenced on your account application or to change information on your account (such as addresses), please contact Norwest Advantage Funds. Norwest Advantage Funds reserves the right in the future to modify, limit, or terminate any shareholder privilege upon appropriate notice and to charge a fee for certain shareholder services, although no such fees are currently contemplated. You may terminate any privilege and participation in any program at any time by writing Norwest Advantage Funds.


GENERAL INFORMATION

Portfolio shares are continuously sold on every Portfolio business day. The purchase price for Portfolio shares equals their NAV next-determined after receipt of an order plus any applicable sales charge imposed at the time of purchase.


Portfolio shares are entitled to receive dividends and distributions as of the first Portfolio business day after a purchase order is accepted. The Portfolios reserve the right to reject any purchase order for shares.

How to Sell Shares


GENERAL INFORMATION

You may sell your Portfolio shares (redeem) at their NAV on any Portfolio business day. There is no minimum period of investment and no restriction on the frequency of redemptions.

Your Portfolio shares are redeemed as of the next determination of the Portfolio's NAV following receipt by the transfer agent of your redemption order in proper form (and any supporting documentation that the transfer agent may require). You are not entitled to receive dividends declared on your redeemed shares after the day the redemption becomes effective.

Normally, your redemption proceeds are paid immediately, but in no event later than seven days following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase your shares being redeemed has been cleared by your bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers or ACH (Automatic Clearing House). Unless otherwise indicated, redemption proceeds normally are paid by check mailed to your record address. Your right of redemption may not be suspended nor the payment date postponed for more than seven days after the tender of the shares to a Portfolio, except when the NYSE is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Portfolio of its portfolio securities or determination by the Portfolio of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

REDEMPTION PROCEDURES

If you have invested through a Processing Organization, you may redeem your shares through the Processing Organization as described above. If you have invested directly in a Portfolio, you may redeem your shares as described below. If you wish to redeem shares by telephone or receive redemption proceeds by bank wire, you must elect these options by properly completing the appropriate sections of your account application form. These privileges may not be available until several weeks after your application is received.

20


1. BY MAIL. You may redeem shares by sending a written request to the transfer agent. You must sign all written requests for redemption with signature guaranteed.


2. BY TELEPHONE. If you have elected telephone redemption privileges, you may make a telephone redemption request by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your account number, the exact name in which your shares are registered and your social security or taxpayer identification number. In response to the telephone redemption instruction, the portfolio will mail a check to your record address or, if you have elected wire redemption privileges, wire the proceeds.


3. BY BANK WIRE. For redemptions of more than $5,000, if you have elected wire redemption privileges, you may request a Portfolio to transmit the redemption proceeds by federal funds wire to a bank account you have designated in writing. To request bank wire redemptions by telephone, you also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the transfer agent.

OTHER REDEMPTION MATTERS

To protect against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) instruction to change your record name; (2) modification of a designated bank account for wire redemptions; (3) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan,
(4) dividend and distribution election; (5) telephone redemption; (6) exchange option election or any other option election in connection with your account;
(7) written instruction to redeem shares whose value exceeds $50,000; (8) redemption in an account in which the account address has changed within the last 30 days; (9) redemption when the proceeds are deposited in a Portfolio account under a different account registration; and (10) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association, or other eligible institution that is authorized to guarantee signatures and is acceptable to the transfer agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


You must elect telephone redemption or exchange privileges. The Portfolios and transfer agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Portfolios and transfer agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. You should verify the accuracy of telephone instructions immediately upon receipt of your confirmation statements. During times of drastic economic or market changes, telephone redemption, and exchange privileges may be difficult to implement. In the event that you are unable to reach the transfer agent by telephone, you may mail or hand-deliver requests to the transfer agent.

Due to the cost to the Portfolios of maintaining smaller accounts, the Portfolios reserve the right to redeem, upon not less than 60 days' written notice, all shares in any Portfolio account whose aggregate NAV is less than $1,000 immediately following any redemption.

Other Shareholder Services

EXCHANGES

You may exchange your shares for C shares of the other Norwest WealthBuilder II Portfolios. For information, please contact the transfer agent.

The Portfolios do not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Portfolios reserve the right, however, to limit excessive exchanges by you or to impose a fee per exchange over a minimum amount. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of, the Portfolio into which you are exchanging.

Exchanges may only be made between identically registered accounts or by opening a new account. You must submit a new account application to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which your exchange is being made. You may only exchange into a Portfolio if that Portfolio's shares may legally be sold in your state of residence.

1. EXCHANGES BY MAIL. You may make exchanges by mail by writing to the transfer agent and sending any share certificates for the shares to be exchanged. You must sign all written requests for exchanges and endorse all certificates with signature guaranteed.

2. EXCHANGES BY TELEPHONE. If you have elected telephone exchange privileges, you may make a telephone exchange request by calling the transfer agent at 1-800-338-1348 or 1-612-667-8833 and providing your account number, the exact name in which your shares are registered and your social security or taxpayer identification number.

AUTOMATIC INVESTMENT PLAN

Under the Portfolios' Automatic Investment Plan, you may authorize monthly amounts of $150 or more to be withdrawn automatically from your designated bank account (other than a passbook savings account) and sent to the transfer agent for investment in Portfolio shares. If you wish to use this plan, you must complete an application, which may be obtained by writing or calling the transfer agent. A Portfolio may modify or terminate your automatic investment plan in the event that the Portfolio is unable to settle any transaction with your bank. If the Automatic Investment Plan is terminated before your account totals the Portfolios' minimum investment amount or $25,000, the Portfolios reserve the right to close your account.

RETIREMENT ACCOUNTS

The Portfolios may be a suitable investment vehicle for part or all of the assets you hold in Traditional or Roth individual retirement accounts (collectively, "IRAs"). An IRA account application may be obtained by contacting the Portfolios at 1-800-338-1348 or 1-612-667-8833. Generally, investment earnings in an IRA are tax-deferred until you withdraw them. In the case of a Roth IRA, if certain requirements are met, your investment earnings will not be taxed even when you withdraw them. You generally may make IRA contributions of up to a maximum of $2,000 annually. Only contributions to your Traditional IRAs are tax deductible. Your ability to make

22


contributions to a Roth IRA is restricted if you (or, in some cases, you and your spouse) have adjusted gross income above certain levels.

AUTOMATIC WITHDRAWAL PLAN

If you have shares in a single account that total $25,000 or more, you may establish an automatic withdrawal plan to provide for the preauthorized payment from your account of $250 or more on a monthly, quarterly, semi-annual, or annual basis. Under the automatic withdrawal plan, sufficient shares in your account are redeemed to provide your periodic payment and any taxable gain or loss is recognized upon redemption of the shares. If you wish to use the withdrawal plan, you may do so by completing an application, which may be obtained by writing or calling the transfer agent. A Portfolio may suspend your withdrawal privileges without notice if your account contains insufficient funds to effect a withdrawal or if your account balance averages less than $25,000 over a period of 12 months.

REOPENING ACCOUNTS

You may reopen an account, without filing a new account application form, at any time within one year after your account is closed, provided that the information on the account application form on file with the Portfolios is still current.

DIVIDEND AND TAX MATTERS


[Image of coins]

Dividends

Dividends of each Portfolio's net investment income are declared and paid annually. Distributions of any net capital gain realized by a Portfolio are distributed annually.

You may choose to have dividends and distributions of a Portfolio reinvested in shares of that Portfolio or to receive dividends and distributions in cash or to direct dividends and distributions to be reinvested in shares of other Portfolios. All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of the Portfolios.

Under the reinvestment option, all of a Portfolio's dividends and distributions are automatically invested in additional shares of that Portfolio. All dividends and distributions are reinvested at a Portfolio's NAV as of the payment date of the dividend or distribution. You are assigned this option unless you select another option. Under the cash option, all dividends and distributions are paid to you in cash. Under the directed dividend option, if you own shares of a Portfolio totaling $25,000 or more in a single account, you may elect to have all dividends and distributions reinvested in shares of another series of the Portfolio, provided that those shares are eligible for sale in your state of residence.

Tax Matters

Dividends paid by a Portfolio out of its net investment income (including net short-term capital gain) are taxable to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Portfolio. If you hold shares for six months or less and during that period receive a distribution of net capital gain, any loss realized on the sale of the shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends and distributions reduce the NAV of the Portfolio paying the dividend or distribution by the amount of the dividend or distribution. A dividend or distribution made shortly after your purchase of shares, although in effect a return of capital to you, will be taxable to you.

Dividends or distributions received by a shareholder that is exempt from federal income tax, such as a qualified pension plan, generally will not be taxable.

To the extent a Portfolio or one of its Underlying Funds invests in the stock of domestic issuers, dividends received by corporate shareholders of the Portfolio may qualify for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of qualifying dividends from domestic corporations received during a Portfolio's fiscal year.

The Portfolios will send you a report about the federal income tax status of dividends and distributions paid during the year shortly after the close of each calendar year.

24



[Image of WSJ]


Financial Highlights


The financial highlights table is intended to help you understand each Fund's financial performance. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Poertfolio (assuming reinvestment of all distributions). The information has been audited by KPMG LLP, independent auditors. Each Poertfolio's financial statements and the auditor's reports, are included in the Portfolios' Annual Report, which is available upon request, at no charge.



                                                            -----------------------------------------------

                                                            NORWEST WEALTHBUILDER II
                                                            GROWTH BALANCE PORTFOLIO

 ........................................................... ................................................
 ........................................................... ....................... ........................
                                                              For the Year Ended    For the Period Ended
                                                                 May 31, 1999            May 31, 1998
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Net Asset Value, Beginning of Period(a)                             $10.80                  $10.00
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Investment Operations
  Net Investment Income (Loss)                                        0.10                   0.07
  Net Realized and Unrealized Gain (Loss) on Investments              1.01                   0.76
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Total from Investment Operations                                      1.11                   0.83
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Distributions from
   Net Investment Income                                             (0.07)                 (0.03)
   Net Realized Gain                                                 (0.01)                  --
Total Distributions                                                  (0.08)                 (0.03)
 ........................................................... ....................... ........................
----------------------------------------------------------- ----------------------- ------------------------
Net Asset Value, End of Period                                      $11.83                  $10.80
----------------------------------------------------------- ----------------------- ------------------------
 ........................................................... ....................... ........................
Total Return(b)(c)                                                   10.26%                 8.35%
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Ratio/Supplementary Data
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Ratios to Average Net Assets:
Net investment income (d)                                             1.28%                0.02%(c)
Net Expenses (d)                                                      1.25%                1.25%(c)
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Gross Expenses (d)                                                    1.85%                2.64%(c)
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Portfolio Turnover Rate(e)                                           59.17%                 20.20%
 ........................................................... ....................... ........................
 ........................................................... ....................... ........................
Net Assets at End of Period (in thousands)                           $23,336                $9,300




                                                            NORWEST WEALTHBUILDER II
                                                                      GROWTH & INCOME PORTFOLIO

 ........................................................... ...............................................
 ........................................................... ....................... .......................
                                                              For the Year Ended    For the Period Ended
                                                                 May 31, 1999            May 31, 1998
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Net Asset Value, Beginning of Period(a)                              $10.97                 $10.00
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Investment Operations
  Net Investment Income (Loss)                                        (0.04)                 --
  Net Realized and Unrealized Gain (Loss) on Investments               1.04                  0.97
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Total from Investment Operations                                       1.00                  0.97
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Distributions from
   Net Investment Income                                              (0.01)                 --
   Net Realized Gain                                                  --                     --
Total Distributions                                                   (0.01)                  --
 ........................................................... ....................... .......................
----------------------------------------------------------- ----------------------- -----------------------
Net Asset Value, End of Period                                       $11.96                 $10.97
----------------------------------------------------------- ----------------------- -----------------------
 ........................................................... ....................... .......................
Total Return(b)(c)                                                     9.11%                9.75%
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Ratio/Supplementary Data
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Ratios to Average Net Assets:
Net investment income (d)                                             (0.38)%             (0.41)%(c)
Net Expenses (d)                                                       1.25%               1.25%(c)
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Gross Expenses (d)                                                     1.95%               2.90%(c)
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Portfolio Turnover Rate(e)                                            31.60%                7.19%
 ........................................................... ....................... .......................
 ........................................................... ....................... .......................
Net Assets at End of Period (in thousands)                           $10,657                $8,623


                                      412



                                                                              25

                                                           -----------------------------------------------

                                                                      NORWESTWEALTHBUILDER II
                                                                         GROWTH PORTFOLIO

 ..........................................................................................................
 .................................................................................. .......................
                                                            For the Year Ended     For the Period Ended
                                                               May 31, 1999             May 31, 1998
 .................................................................................. .......................
 .................................................................................. .......................
Net Asset Value, Beginning of Period(a)                           $11.01                   $10.00
 .................................................................................. .......................
 .................................................................................. .......................
Investment Operations
  Net Investment Income (Loss)                                    (0.07)                   (0.01)
  Net Realized and Unrealized Gain (Loss) on Investments           1.71                     1.03
 .................................................................................. .......................
 .................................................................................. .......................
Total from Investment Operations                                   1.64                     1.02
 .................................................................................. .......................
 .................................................................................. .......................
Distributions from
   Net Investment Income                                          (0.02)                   (0.01)
   Net Realized Gain                                              (0.02)                     --
Total Distributions                                                (0.02)                   (0.01)
 .................................................................................. .......................
---------------------------------------------------------------------------------- -----------------------
Net Asset Value, End of Period                                    $12.63                   $11.01
---------------------------------------------------------------------------------- -----------------------
 .................................................................................. .......................
Total Return(b)(c)                                                14.94%                   10.17%
 .................................................................................. .......................
 .................................................................................. .......................
Ratio/Supplementary Data
 .................................................................................. .......................
 .................................................................................. .......................
Ratios to Average Net Assets:
Net investment income (d)                                         (0.84)%                (0.50)%(c)
Net Expenses (d)                                                   1.25%                  1.25%(c)
 .................................................................................. .......................
 .................................................................................. .......................
Gross Expenses (d)                                                 2.00%                  3.32%(c)
 .................................................................................. .......................
 .................................................................................. .......................
Portfolio Turnover Rate(e)                                        31.21%                   15.60%
 .................................................................................. .......................
 .................................................................................. .......................
Net Assets at End of Period (in thousands)                        $12,942                  $5,695



(a)  EACH OF THE PORTFOLIOS COMMENCED OFFERING C SHARES ON OCTOBER 1, 1997.
(B) TOTAL RETURN DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER ABSENT EXPENSE REIMBURSEMENTS AND/OR FEE WAIVERS.
(C)  ANNUALIZED.
(D)  THESE  RATIOS  DO NOT  INCLUDE  EXPENSES  FROM  NON-AFFILIATED  FUNDS.
(E)  PORTFOLIO TURNOVER REPRESENTS THE RATE OF PORTFOLIO ACTIVITY.

26




If you would like more information about the Portfolios and their investments, you may want to read the following documents:

STATEMENT OF ADDITIONAL INFORMATION. A Portfolio's statement of additional information, or SAI, contains detailed information about the Portfolios, such as its investments, management, and organization. It is incorporated into this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. Additional Information about each Portfolio's investments is available in its annual and semi-annual reports to shareholders. In the annual report, each Portfolio's portfolio manager discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


You may obtain free copies of the SAI, annual report, and semi-annual report, or make inquiries concerning the Portfolios, by contacting your investment representative or by contacting Norwest Advantage Funds, Sixth and Marquette N9305-109, Minneapolis, Minnesota 55479, or by calling 1-800- 338-1348 or 1-612-667-8833.


The Portfolios' reports and SAI are available from the Securities and Exchange Commission in Washington, D.C. You may obtain copies of these documents, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Free copies of the reports and SAIs are available from the SEC's Internet website at http://www.sec.gov.

The SEC's Investment Company Act file number for the Portfolios is 811-4881.

Norwest Advantage Funds
510 Marquette Ave N9309-041
Minneapolis, MN 55479


























Shareholder Services
Minneapolis/St. Paul 1-612-667-8833, option 3
Elsewhere 1-800-338-1348, option 3

Norwest Investment Management, Inc.
Investment Adviser

Norwest Bank Minnesota, N.A.
Transfer Agen
Cutodian

Forum Financial Services, Inc.
Manager and Distributor

(c) 1999 NORWEST ADVANTAGE FUNDS
NWWBP 10/99

                       STATEMENT OF ADDITIONAL INFORMATION




                                 October 1, 1999





--------------------------------------------------------------------------------


     Cash Investment Fund                   Minnesota Intermediate Tax-Free Fund
     Ready Cash Investment Fund             Minnesota Tax-Free Fund
     U. S. Government Fund                  Moderate Balanced Fund
     Treasury Plus Fund                     Growth Balanced Fund
     Treasury Fund                          Aggressive Balanced-Equity Fund
     Municipal Money Market Fund            Index Fund
     Stable Income Fund                     Income Equity Fund
     Limited Term Government Income Fund    ValuGrowthSM Stock Fund
     Intermediate Government Income Fund    Diversified Equity Fund
     Diversified Bond Fund                  Growth Equity Fund
     Income Fund                            Large Company Growth Fund
     Total Return Bond Fund                 Diversified Small Cap Fund
     Strategic Income Fund                  Small Company Stock Fund
     Limited Term Tax-Free Fund             Small Cap Opportunities Fund
     Tax-Free Income Fund                   Small Company Growth Fund
     Colorado Tax-Free Fund                 International Fund

                             NORWEST ADVANTAGE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 1999


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                      DISTRIBUTION:
         Norwest Bank Minnesota, N.A.             Forum Financial Services, Inc.
         Transfer Agent                           Manager and Distributor
         733 Marquette Avenue                     Two Portland Square
         Minneapolis, MN  55479-0040              Portland, Maine 04101
         (612) 667-8833/(800) 338-1348            (207) 879-1900

Norwest   Advantage  Funds  is  registered  with  the  Securities  and  Exchange
Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectuses dated October 1, 1999, as may be amended from time to time, offering the following classes of shares of the series of Norwest Advantage Funds: Cash Investment Fund, Ready Cash Investment Fund (Public Entities Shares, Investor Shares and Exchange Shares), U.S. Government Fund, Treasury Plus Fund, Treasury Fund, Municipal Money Market Fund (Institutional Shares and Investor Shares), A Shares, B Shares and I Shares of Stable Income Fund, I Shares of Limited Term Government Income Fund, A Shares, B Shares, and I Shares of Intermediate
Government Income Fund, I Shares of Diversified Bond Fund, A Shares, B Shares and I Shares of Income Fund and Total Return Bond Fund, I Shares of Strategic Income Fund and Limited Term Tax-Free Fund, A Shares, B Shares and I Shares of
Tax-Free  Income  Fund  and  Colorado  Tax-Free  Fund,  I  Shares  of  Minnesota
Intermediate Tax-Free Fund, A Shares, B Shares and I Shares of Minnesota Tax-Free Fund, I Shares of Moderate Balanced Fund, A Shares B Shares, C Shares and I Shares of Growth Balanced Fund, I Shares of Aggressive Balanced Equity Fund and Index Fund, A Shares, B Shares, C Shares and I Shares of Income Equity Fund, A Shares, B Shares and I Shares of ValuGrowthSM Stock Fund, A Shares, B Shares, C Shares and I Shares of Diversified Equity Fund and Growth Equity Fund, A Shares, B Shares and I Shares of Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund and Small Cap Opportunities Fund, I Shares of Small Company Growth Fund and A Shares, B Shares and I Shares of International Fund.

The financial statements of each Fund for the fiscal year ended May 31, 1999 which are included in the Funds' Annual Report to Shareholders dated May 31, 1999 are incorporated herein by reference. The financial statements of Money Market Portfolio, Prime Money Market Portfolio, Stable Income Portfolio, Managed Fixed Income Portfolio, Strategic Value Bond Portfolio, Index Portfolio, Income Equity Portfolio, Small Company Stock Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio and International Portfolio for the fiscal year ended May 31, 1999 are also incorporated herein by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Norwest Bank Minnesota, N.A. at the address or telephone number listed above.





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                TABLE OF CONTENTS
1.    Introduction                                                             1
   Glossary                                                                    1
   Background Information                                                      3

2.    Additional Information Regarding Investments And Strategies              3
   General Information                                                         3
   Equity Securities                                                           4
   Fixed Income Securities                                                     6
   General Money Market Fund Guidelines                                       12
   Borrowing                                                                  12
   Dollar Roll Transactions                                                   13
   Repurchase Agreements                                                      13
   Reverse Repurchase Agreements                                              13
   Lending Fund Securities                                                    13
   When-Issued And Delayed Delivery Securities And Forward Commitme           14
   Illiquid Investments                                                       14
   Purchases On Margin And Short Sales                                        15
   Options And Futures Contracts                                              15
   Small Cap Opportunities Fund Options And Futures Contracts                 17
   Foreign Currency Transactions                                              19
   Swaps, Caps, Floors And Collars                                            20
   Temporary Defensive Position                                               20

3.    Risk Considerations                                                     21
   Counterparty Risk                                                          21
   Emerging Market Securities                                                 21
   Fixed Income Securities                                                    21
   Foreign Securities                                                         23
   Leverage                                                                   24
   Options And Futures Contracts                                              25
   Small Capitalization Stocks                                                25
   Geographic Concentration                                                   26
   Diversification                                                            26

4.    Information Concerning Colorado And Minnesota                           26
   Colorado                                                                   27
   Minnesota                                                                  28

5.    Investment Limitations                                                  30
   Fundamental Limitations                                                    30
   Nonfundamental Limitations                                                 34

6.    Performance And Advertising Data                                        38
   General                                                                    38
   SEC Yield Calculations                                                     39
   Total Return Calculations                                                  40
   Multiclass, Collective Investment Fund, Common Trust Fund And Core And
     Gateway Performance                                                      41
   Multiclass Performance                                                     41
   Other Advertisement Matters                                                42

7.    Management                                                              43
   Trustees And Officers                                                      44

   Investment Advisory Services                                               48
   Management And Administrative Services                                     54
   Distribution                                                               57
   Transfer Agent                                                             61
   Shareholder Servicing Agent                                                61
   Custodian                                                                  61
   Portfolio Accounting                                                       62
   Expenses                                                                   63

8.    Portfolio Transactions                                                  64
   Portfolio Turnover                                                         66

9.    Additional Purchase, Redemption And Exchange Information                66
   General                                                                    66
   Money Market Funds                                                         67
   Purchases Through Financial Institutions                                   67
   Shareholder Services                                                       67
   Purchases Of A Shares                                                      68
   Exchanges                                                                  70
   Redemptions                                                                71
   Redemption Charge (A Shares)                                               72
   Redemption Charge And Contingent Deferred Sales Charge (A Shares, B Shares
     And C Shares)                                                            73
   Conversion Of B Shares And Exchange Shares                                 73

10.   Taxation                                                                73

11.   Additional Information About The Trust And The Shareholders Of The Funds75
   Determination Of Net Asset Value - Money Market Funds                      75
   Counsel And Auditors                                                       75
   General Information                                                        75
   Core And Gateway Structure                                                 77
   Banking Law Matters                                                        77
   Shareholdings                                                              78
   Financial Statements                                                       78
   Registration Statement                                                     78

Appendix A - Description Of Securities Ratings                               A-1

Appendix B - Miscellaneous Tables                                            B-1
   Table 1 - Investment Advisory Fees                                        B-1
   Table 2 - Management Fees                                                 B-5
   Table 3 - Distribution Fees                                              B-13
   Table 4 - Sales Charges                                                  B-15
   Table 5 - Accounting Fees                                                B-19
   Table 6 - Commissions                                                    B-23
   Table 7 - 5% Shareholders                                                B-25

Appendix C - Performance Data                                                C-1
   Table 1 - Money Market Fund Yields                                        C-1
   Table 2 - Yields                                                          C-1
   Table 3 - Total Returns                                                   C-4

Appendix D - Other Advertisement Matters                                     D-1

1.       INTRODUCTION


GLOSSARY


     "Adviser" means Norwest, Schroder, Wells Fargo Bank or a Subadviser.

     "Board" means the Board of Trustees of the Trust.

     "Balanced Fund" means Moderate Balanced Fund, Growth Balanced Fund or Aggressive Balanced-Equity Fund.

     "CFTC" means the U.S. Commodities Futures Trading Commission.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Core and Gateway Structure" means a structure in which a Fund invests in one or more Portfolios.

     "Core  Trust"  means  Core  Trust  (Delaware),   an  open-end,   management
     investment company registered under the 1940 Act.

     "Core Trust Board" means the Board of Trustees of Core Trust.

     "Custodian" means Norwest Bank acting in its capacity as custodian of a Fund.

     "Equity Fund" means Income Equity Fund, Index Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Cap Opportunities Fund, Small Company Growth Fund or International Fund.

     "FAdS" means Forum Administrative Services, Limited Liability Company, the Trust's administrator.

     "Fitch" means Fitch IBCA, Inc.

     "Fixed Income Funds" means Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund and Strategic Income Fund.

     "Forum" means Forum Financial Services, Inc., a registered broker-dealer that is the Trust's manager and the distributor of the Trust's shares.

     "FAcS" means Forum Accounting Services, Limited Liability Company, the Trust's fund accountant.

     "Fund" means each of the thirty-two separate series of the Trust to which this SAI relates as identified on the cover page.

     "Galliard"  means  Galliard  Capital   Management,   Inc.,  the  investment
     subadviser to Stable Income Portfolio, Strategic Value Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund.

     "Money Market Fund" means Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Plus Fund, Treasury Fund or Municipal Money Market Fund.

     "Moody's" means Moody's Investors Service.

     "Norwest" means Norwest Investment Management, Inc., the investment adviser to each Fund and each Portfolio except those for which Schroder or Wells Fargo Bank serves as investment adviser.

     "Norwest Bank" means Norwest Bank Minnesota, N.A.

     "NRSRO" means a nationally recognized statistical rating organization.

     "Peregrine" means Peregrine Capital Management, Inc., the investment subadviser to Positive Return Bond Portfolio, Small Company Value Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund and Small Company Growth Fund.

     "Portfolio" means Prime Money Market Portfolio, Money Market Portfolio, Positive Return Bond Portfolio, Stable Income Portfolio, Managed Fixed Income Portfolio, Strategic Value Bond Portfolio, Index Portfolio, Income Equity Portfolio, Large Company Growth Portfolio, Disciplined Growth Portfolio, Small Company Growth Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, Small Cap Value Portfolio, Small Cap Index Portfolio, International Portfolio and International Equity Portfolio, series of Core Trust, and Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio, series of Schroder Core.

     "Schroder" means Schroder Investment Management North America Inc., the investment Adviser to International Portfolio.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's Ratings Group.

     "Smith" means Smith Asset Management Group, L.P., the investment adviser to Disciplined Growth Portfolio, Small Cap Value Portfolio, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund.

     "Stock Index Futures" means futures contracts that relate to broadly based stock indices.

     "Subadviser" means Galliard, Peregrine, Smith and WCM.

     "Tax-Free Income Fund" means Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund or Minnesota Tax-Free Fund.

     "Transfer Agent" means Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Fund.

     "Trust" means Norwest Advantage Funds.

     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "WCM"  means  Wells  Capital  Management   Incorporated,   a  wholly  owned
     subsidiary of Wells Fargo Bank, N.A. and the investment Subadviser to International Equity Portfolio.

     "Wells Fargo Bank" means Wells Fargo Bank, N.A., a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company, and the investment Adviser to International Equity Portfolio..

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

BACKGROUND INFORMATION


The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986. On July 30, 1993, Prime Value Funds, Inc. was reorganized as a Delaware business trust under the name "Norwest
Funds." The Trust is currently named "Norwest Advantage Funds." Norwest, a subsidiary of Norwest Bank, is each Fund's investment adviser.

Norwest also is the investment adviser of each Portfolio except those for which Schroder or Wells Fargo Bank serves as investment adviser.

Norwest and Wells Fargo Bank employ the Subadvisers to subadvise certain of the Funds and Portfolios. Norwest Bank, a subsidiary of Wells Fargo & Company, is the Trust's transfer agent, dividend disbursing agent and custodian. Forum serves as the Trust's manager and as distributor of the Trust's shares. FAdS serves as the Trust's administrator.

Each of the following Funds invests all its investable assets in a Portfolio with substantially similar investment objectives and policies: Ready Cash Investment Fund, Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund and Small Company Growth Fund.

Each of the following Funds invests all of its investable assets in multiple Portfolios with different investment policies: Cash Investment Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund. The percentage of each of these Fund's (except Cash Investment Fund's) assets invested in each Portfolio may be changed at any time in response to market or other conditions. Allocations are made within specified ranges as described in each Fund's prospectus under "Investment Objectives and Policies."

The other Funds invest directly in portfolio securities.

Each Fund that invest in one or more Portfolios bears its pro rata share of the expenses of the Portfolio(s) in which it invests.


2.       ADDITIONAL INFORMATION REGARDING INVESTMENTS AND STRATEGIES


GENERAL INFORMATION


This section discusses in greater detail than the prospectus certain of the investments the Funds may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. If a Fund that invests in one or more Portfolios is described below as being able to make a certain type of investment, the Fund makes that type of investment through the Portfolio or Portfolios.


Each Fund's investment objective and all its investment policies that are designated as fundamental may not be changed without approval by the lesser of:
(1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present or represented at an investors' meeting, if more than 50% of the outstanding shares of the Fund are present or represented at the meeting in person or by proxy. A Fund may change any other investment policy upon appropriate notice to investors.


EQUITY SECURITIES


Equity securities include common stock, preferred stock, convertible securities, warrants, depository receipts, shares of closed-end investment companies and equity-related securities. The market value of all securities, particularly equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. Overall economic and market conditions also impact an equity security's price. The market value of an equity security also may fluctuate based on changes in a company's financial condition. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of equity securities to meet redemptions by investors or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

PREFERRED STOCK. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated. Preferred stock, however, is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

CONVERTIBLE SECURITIES. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.

In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security's conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable nonconvertible securities and are subject to less fluctuations in value than underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

EQUITY-RELATED SECURITIES. Equity-related securities are securities whose interest and/or principal payment obligations are linked to a specified index of equity securities, or determined pursuant to specific formulas. A Fund may invest in these instruments when the securities provide a higher amount of dividend income than is available from a company's common stock. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. Adverse changes in the securities markets may reduce interest payments made under, and/or the principal of, equity-linked securities held by a Fund. In addition, it is not possible to predict how equity-related securities will trade in the secondary market or whether the market for the securities will be liquid.

DEPOSITARY RECEIPTS. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Funds invest in depositary receipts in order to obtain exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

CLOSED-END INVESTMENT COMPANIES. International Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Fund will invest in such companies when, in the Adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

FIXED INCOME SECURITIES


Fixed income securities include corporate debt obligations, U.S. Government Securities, municipal securities, mortgage-related securities, asset-backed securities, guaranteed investment contracts, zero coupon securities, variable and floating rate securities, financial institution obligations, commercial paper and participation interests.

CORPORATE DEBT OBLIGATIONS. The Funds may invest in corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations. Commercial paper normally has a maturity of less than 9 months.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (e.g., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. There is no assurance that the U.S. Government will support securities not backed by its full faith and credit. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MUNICIPAL SECURITIES. The states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitation districts) issue municipal securities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities generally are classified as bonds, notes and leases. Municipal securities may be zero-coupon securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less. Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Funds will invest in municipal lease obligations through certificates of participation.

STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

PUTS. The Funds may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign puts only in conjunction with the sale, transfer or assignment of the underlying securities. The amount payable to a Fund upon its exercise of a "put" is normally: (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus; (2) all interest accrued on the securities since the last interest payment date during that period.

The Funds may acquire puts to facilitate the liquidity of portfolio assets. The Funds may use puts to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities, which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities. See "Risk Considerations."

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets. The market values of these securities are extremely sensitive to prepayment rates.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. A Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

CREDIT ENHANCEMENTS. To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these methods. The Funds will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent. See "Risk Considerations." No Fund may invest more than 10% of its net assets in asset-backed securities that are backed by a particular type of credit, (e.g., credit card receivables).

FOREIGN GOVERNMENT AND SUPRANATIONAL ORGANIZATIONS DEBT SECURITIES. A Fund may invest in fixed income securities issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the Adviser believes that the securities do not present risks inconsistent with the Fund's investment objective.

GUARANTEED INVESTMENT CONTRACTS. Guaranteed investment contracts ("GICs") are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company's general account and the insurance company then credits to the Fund's deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

ZERO-COUPON SECURITIES. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

VARIABLE AND FLOATING RATE SECURITIES. Certain debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield. The Money Market Funds may not invest in inverse floaters.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity.

Variable and floating rate demand notes of corporations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time upon a specified period of notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund will purchase these securities only when its Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisers may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisers will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisers monitor the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

FINANCIAL INSTITUTION OBLIGATIONS. A Fund may invest in obligations of financial institutions, including certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce a Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposits to third parties.

Funds that invest in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Small Cap Opportunities Fund may invest in obligations (including certificates of deposit and bankers' acceptances) of U.S. banks that have total assets at the time of purchase in excess of $1 billion and are members of the Federal Deposit Insurance Corporation.

PARTICIPATION INTERESTS. A Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest. A Fund will not invest more than 10% of its total assets in participation interests in which the Fund does not have demand rights. Each Tax-Free Income Fund will obtain appropriate assurances that the interest earned by the Fund from the municipal securities in which it holds participation interests is exempt from federal and, in the case of Colorado Tax-Free Fund, Minnesota Tax-Free Fund and Minnesota Intermediate Tax-Free Fund, applicable state income tax.

GENERAL MONEY MARKET FUND GUIDELINES

Each Money Market Fund will invest only in high-quality, U.S. dollar-denominated instruments. As used herein, high-quality instruments include those that: (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by the Adviser, pursuant to procedures adopted by the Board, to be of comparable quality. A Money Market Fund (except for Municipal Money Market Fund) will not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by an NRSRO (a "second tier security") if, immediately after the acquisition, the Fund would have invested more than: (1) the greater of 1% of its total assets in any single second tier security; or (2) 5% of its total assets in second tier securities. Municipal Money Market Fund is subject to certain issuer diversification rules described below under "Investment Limitations, Non-fundamental Limitations." Appendix A to this SAI contains a description of the rating categories of Standard & Poor's, Moody's and certain other NRSROs.

In addition, each Money Market Fund: (1) will invest only in instruments that have a remaining maturity of 397 days or less (as calculated in accordance with Rule 2a-7 under the 1940 Act); (2) will maintain a dollar-weighted average maturity of 90 days or less; (3) will not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities and to the extent permitted by Rule 2a-7); and (4) will not purchase a security if the value of all securities held by the Fund and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Fund's total assets. These limitations apply with respect to only 75% of the total assets of Municipal Money Market Fund.

INVESTMENT BY FEDERAL CREDIT UNIONS. U.S. Government Fund and Treasury Fund seek to limit their investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as these statutes and rules and regulations may be amended.

BORROWING


Each Fund may borrow money in accordance with its investment policies set forth under "Investment Limitations." Interest costs on borrowings may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

DOLLAR ROLL TRANSACTIONS


Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. Each Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

REPURCHASE AGREEMENTS


Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Funds' custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments. A Money Market Fund will only enter into a repurchase agreement with a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States. International Fund may enter into repurchase agreements with foreign entities. Small Cap Opportunities Fund may invest only in repurchase agreements maturing in seven days or less.

REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

LENDING FUND SECURITIES


Each Fund may lend Fund securities in an amount up to 33-1/3% (25% in the case of Small Cap Opportunities Fund) of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds will not lend portfolio securities to any officer, director, employee or affiliate of the Funds or an Adviser.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS


Each Fund may purchase or sell portfolio securities on a "when-issued," "delayed delivery" or "forward commitment" basis. When-issued securities may be purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. When these transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into these transactions only with the intention of actually receiving securities or delivering them, as appropriate. The Funds may dispose of the right to acquire these securities before the settlement date if deemed advisable. During the period between the time of commitment and settlement, no payment is made for the securities purchased and no interest or dividends on the securities accrue to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. The use of when-issued transactions and forward commitments enables a Fund to protect against anticipated changes in interest rates and prices, but also tends to increase the volatility of the Fund's net asset value per share. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued, delayed delivery or forward commitment basis if, as a result, more than 15% (35% in the case of Total Return Bond Fund) of the value of the Fund's total assets would be committed to such transactions.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. If an Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

ILLIQUID INVESTMENTS


No Fund may knowingly invest more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets in illiquid investments. Illiquid investments are investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment and include, among other instruments, repurchase agreements not entitling the Fund to payment of principal within seven days.

An institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors usually will not seek to sell these instruments to the general public, but instead will often depend on either an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions therefore may not be determinative of the liquidity of such investments.

If unregistered securities are eligible for purchase by institutional buyers in accordance with applicable exemptions under guidelines adopted by the Board, an Adviser may determine that the securities are liquid. Under these guidelines, the Advisers are required to take into account: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment; (3) the number of dealers that have undertaken to make a market in the investment; (4) the number of other potential purchasers; and (5) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer.

Illiquid investments may be more difficult to value than liquid investments and the sale of illiquid investments generally may require more time and result in higher selling expenses than the sale of liquid investments. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Restrictions on resale may have an adverse effect on the marketability of illiquid investments and a Fund might also have to register certain investments in order to dispose of them, resulting in expense and delay.

PURCHASES ON MARGIN AND SHORT SALES


Limited Term Government Income Fund and Intermediate Government Income Fund may purchase securities on margin and make short sales that are not "against the box." When a Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a Fund's purchase of securities on margin is subject to the limitations and risks of borrowing. In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Fund will be required to make margin payments. A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

Each of these Funds also may make short sales of securities which it does not own or have the right to acquire in anticipation of a decline in the market price for the security. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

All Funds may engage in short sales "against the box." A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. If a Portfolio has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts. No Fund except Treasury Plus Fund, Diversified Small Cap Fund and Small Cap Opportunities Fund may make short sales if, as a result, more than 25% of the Fund's total assets would be so invested or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

OPTIONS AND FUTURES CONTRACTS

Each Fund (except for Small Cap Opportunities Fund, whose use of options and futures contracts is described separately below) may: (1) purchase or sell (write) put and call options on securities to enhance the Fund's performance; and (2) seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of interest-rate futures contracts and options on those futures contracts. A Fund may only write options that are covered. To the extent a Fund invests in foreign securities, it may in the future invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. These instruments are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges on which futures and options are traded or the CFTC. No assurance can be given that any hedging or option income strategy will achieve its intended result. Certain futures strategies employed by Strategic Income Fund and the Balanced Funds in allocating assets temporarily may not be deemed to be for bona fide hedging purposes, as defined by the CFTC. A Fund may enter into futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5% of the Fund's total assets.

COVER FOR OPTIONS AND FUTURES CONTRACTS. A Fund will hold securities, currencies, or other options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. A Fund will enter into a hedging strategy that exposes it to an obligation to another party only if the Fund owns either: (1) an offsetting ("covered") position in the underlying security, currency or options or futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid debt securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging or option income strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying assets, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that exercises of stock index options are effected with cash payments and do not involve delivery of securities (i.e., stock index options are settled exclusively in cash). Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed-upon price. A bond or stock index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

SMALL CAP OPPORTUNITIES FUND OPTIONS AND FUTURES CONTRACTS


Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Fund's securities, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund would: (1) sell Stock Index Futures;
(2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.

The Fund may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange; and (2) the calls are "covered" (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may be purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

PURCHASING CALLS AND PUTS. The Fund may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures; or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Fund would not exceed 5% of the Fund's total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

STOCK INDEX FUTURES. The Fund may buy and sell futures contracts only if they are Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

FOREIGN CURRENCY TRANSACTIONS

Funds that make foreign investments may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. A Fund will not enter into forward contracts for speculative purposes. A Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds have no present intention to enter into currency futures or options contracts, but may do so in the future. A Fund might take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

SWAPS, CAPS, FLOORS AND COLLARS


A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

A Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift a Fund's investment exposure from one type of investment to another.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on a Fund's performance. Even if the Advisers are correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POSITION


When, in the judgment of an Adviser, market or economic conditions warrant, each Fund, other than a Money Market Fund, may assume a defensive position and temporarily hold cash or invest without limit in cash equivalents to retain flexibility in meeting redemptions, paying expenses and timing of new investments. These investments will be rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. To the extent that a Fund assumes a temporary defensive position, it may not be invested to pursue its investment objective. International Fund may hold cash and invest in bank instruments denominated in any major foreign currency.

Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above. When a Tax-Exempt Fixed Income Fund assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and applicable state income taxes on a greater portion of their income distributions received from the Fund.


3.       RISK CONSIDERATIONS

COUNTERPARTY RISK


The Funds may be exposed to the risks of financial failure or insolvency of another party. To help reduce those risks, the Advisers, subject to the Board's supervision, monitor and evaluate the creditworthiness of counterparties to the Funds' transactions and intend to enter into a transaction only when they believe that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

The use of repurchase agreements, securities lending, reverse repurchase agreements, interest rate protection transactions (such as swaps, caps, collars and floors), forward commitments (including dollar roll transactions) and forward contracts involving currencies present particular counterparty risk. In the event that bankruptcy, insolvency or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable, it may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending, reverse repurchase agreements and dollar roll transactions, and therefore, those transactions involve more risk than repurchase agreements. For example, in the event the purchaser of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. As a result of entering into forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

EMERGING MARKETS SECURITIES


International Fund may invest up to 20% of it total assets in emerging markets equity and debt securities, including convertible securities and stock rights. The Adviser considers "emerging market" countries to generally be all those countries not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If the Adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the Adviser may include such country in the emerging market category. The Portfolio will not necessarily seek to diversify investments on a geographic basis.


FIXED INCOME SECURITIES


GENERAL. The market value of the interest-bearing fixed income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Funds may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Funds' investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fixed Income Fund, Tax-Free Fixed Income Fund and Balanced Fund will generally buy debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO (although certain Funds have greater restrictions). Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Advisers may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category (except in certain cases with respect to the Money Market Funds) if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize mortgage-related securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Funds, to the extent they retain the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of their previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. To the extent that the Funds purchase mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

ASSET-BACKED SECURITIES. Like mortgages underlying mortgage-related securities, the collateral underlying assets are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be of comparable quality. Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Funds may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Fund's Adviser.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund's Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, the Fund's Adviser may be forced to sell the Fund's higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield/high risk securities.

FOREIGN SECURITIES


All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Certain Funds may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Funds make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Funds.

LEVERAGE


The Funds may use leverage in an effort to increase their returns. Leverage involves special risks and may involve speculative investment techniques.
Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage. Certain Funds also may purchase securities on margin or enter into short sales. The Funds use these investment techniques only when the Advisers believe that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Leverage creates the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs). The risks of leverage include a higher volatility of the net asset value of the Fund's interests and the relatively greater effect on the net asset value of the interests caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if a Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, a Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The use of a segregated account in connection with leveraged transactions may result in a Fund's investment portfolio being 100% leveraged.

OPTIONS AND FUTURES CONTRACTS


A Fund's use of options and futures contracts subjects the Fund to certain unique investment risks. These risks include: (1) dependence on an Adviser's ability to correctly predict movements in the prices of individual securities and fluctuations in interest rates, the general securities markets and other economic factors; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective;
(3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited losses when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange-traded options contracts on fixed income securities. The Funds may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

SMALL CAPITALIZATION STOCKS


Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rises more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

GEOGRAPHIC CONCENTRATION


To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, region or country, the value of the Fund's shares may be especially affected by factors pertaining to that state, region or country's economy and other factors specifically affecting the ability of issuers of that state, region or country to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a more geographically diverse portfolio.

Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund invest principally in municipal securities issued by issuers within a particular state and the state's political subdivisions. Those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. In addition, to the extent they may concentrate their investments in a particular jurisdiction, Municipal Money Market Fund, Limited Term Tax-Free Fund and Tax-Free Income Fund will be subject to similar risks. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

DIVERSIFICATION


Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of a relatively small number of issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund because each Fund's performance will generally be more heavily influenced by an adverse movement in a single security's price. Each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code. These requirements provide that, as of the last day of each fiscal quarter: (1) with respect to 50% of its assets, a Fund may not: (a) own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets; or (b) own more than 10% of the outstanding voting securities of a single issuer; and (2) a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 25% of the Fund's total assets.


4.       INFORMATION CONCERNING COLORADO AND MINNESOTA


Following is a brief summary of some of the factors that may affect the financial condition of the State of Colorado and the State of Minnesota and their respective political subdivisions. It is not a complete or comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by Colorado Tax Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in each state could have an adverse impact on the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of a State and its political subdivisions, including the issuers of obligations held by a Fund.

The following summary is based on publicly available information that has not been independently verified by the Trust or its legal counsel.

COLORADO


THE COLORADO STATE ECONOMY. Among the most significant sectors of the State's economy are services, trade, manufacture of durable and non-durable goods and tourism. During the mid-1980's, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

From 1994 through 1998, there has been steady improvement in the Colorado economy: per-capita income increased approximately 59.1% (6.7% in 1998) and retail trade sales revenues increased approximately 84.1% (6.6% in 1998). The State's estimated growth rate is above the national growth rate and the State's unemployment rate is still below the national unemployment rate (in 1998 the State's unemployment rate was 3.8% and the United State's unemployment rate was 4.5%).

The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness.

STATE REVENUES. The State operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1998 refers to the fiscal year ended June 30, 1998.

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and personal income taxes, which accounted for approximately 32.2% and 63.4%, respectively, of total net General Fund revenues during fiscal year 1997 and approximately 31.0% and 63.8%, respectively, of total net General Fund revenues during fiscal year 1998. The ending General Fund balance for fiscal year 1997 was $712.2 million and for fiscal year 1998 was approximately $718.0 million.

The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and certain lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 1, 1999, was given the highest rating available for short-term obligations by S&P (SP-1+) and Fitch (F-1+) (A rating on such notes was not requested from, and consequently no rating was given by, Moody's). Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.

TAX AND SPENDING LIMITATION AMENDMENT. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

The provisions of the Amendment apply to "districts," which are defined in the Amendment as the State or any local government, with certain exclusions. Under the terms of the Amendment, districts must have prior voter approval to impose any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase and extension of an expiring tax. Such prior voter approval is also required, except in certain limited circumstances, for the creation of "any multiple-fiscal year direct or indirect district debt or other financial obligation." The Amendment prescribes the timing and procedures for any elections required by the Amendment.

Because the Amendment's voter approval requirements apply to any "multiple fiscal year" debt or financial obligation, certain short-term obligations which do not extend beyond the fiscal year in which they are incurred are exempt from the voter approval requirements of the Amendment. In addition, the Colorado Supreme Court has determined that certain lease purchase obligations subject to annual appropriation are not subject to the voter approval requirements of the Amendment. The Amendment's voter approval requirements and other limitations (discussed in the following paragraph) do not apply to "enterprises," which are defined in the Amendment as follows: "a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined."

Among other provisions (including the requirements for vote approval discussed above, the Amendment requires the establishment of emergency reserves, limits increases in district revenues and in district fiscal year spending. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. The Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. District revenues in excess of the limits prescribed by the Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. During 1999, revenues in excess of the applicable limits were refunded to certain taxpayers in the State in accordance with the Amendment. In addition, the Amendment prohibits new or increased real property transfer taxes, new State real property taxes and new local district income taxes. The Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

This description is not intended to constitute a complete description of all of the provisions of the Amendment. Furthermore, many provisions of the Amendment and their application are unclear. Several statutes have been enacted since the passage of the Amendment attempting to clarify the application of the Amendment with respect to certain governmental entities and activities and numerous court decisions have been rendered interpreting certain of the Amendment's provisions, including a recent State Supreme Court decision holding that certain proposed transportation revenue anticipation notes would be subject to the amendment's requirements for prior vote approval. However, many provisions of the Amendment may require further legislative or judicial clarification. The future impact of the Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

MINNESOTA



The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this Statement of Additional Information. Neither the Trust nor its independent legal counsel has independently verified any of the information contained in such resources.

CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The State's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session, the Governor is empowered to convene a special legislative session.

EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

MINNESOTA'S ECONOMY. Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. When viewed in 1996 on an aggregate level, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within 2.5 percentage points of national employment share.

In 1996, Minnesota's per capita gross state product (GSP) of $30,395 was more than 5 percent higher than the U.S's per capita gross domestic product (GDP) of $28,766. In addition, between 1988 and 1996, Minnesota's GSP increased by 26.5 percent compared to an 18.3 percent increase of U.S. GDP.

Minnesota's employment in the finance, insurance and real estate (FIRE) sector grew at a rate of 20.1 percent, increasing from 117,738 employees in 1988 to 141,413 in 1996. This rate of increase was nearly seven times that of the nation's FIRE sector. Employment in Minnesota's business services industry grew by more than 68 percent between 1988 and 1996. This increase was driven in part by the outstanding growth in the computer programming, data processing, and other computer related services industry, which grew by more than 120 percent during the same period.

Minnesota has one of the fastest growing populations in the Midwest. Migration from other states, a low death rate, a moderate birth rate and increasing minority populations have all contributed to Minnesota's population increase. The eight fastest growing counties in Minnesota between 1990 and 1996 are counties on the suburban fringe of the Minneapolis-St. Paul metropolitan area. More than 71 percent of Minnesota's population lives in the state's ten largest metropolitan statistical areas and cities.

Minnesota's real per capita personal income grew by 3.6 percent between 1995 and 1996 - more than double the rate of the national average. Minnesota had the highest per capita personal income among the Plains states and the second highest among all Midwest states in 1996. Nationally, Minnesota ranked 11th in per capita personal income in 1996, up from 19th place in 1995 and 17th place in 1990.

For 1998, Minnesota's annual average unemployment rate, at 2.5 percent, is the lowest in the nation. The national annual average unemployment rate in 1998 was
4.5 percent. Minnesota's labor force participation rate, at 74.5 percent, was the second highest in the nation in 1997. The national labor force participation rate was 67.1 percent in 1997.

Minnesota had the 12th lowest poverty rate nationally, at 9.7 percent in 1996/97. The national poverty rate was 13.5 percent in 1996/97. Minnesota had the seventh highest median income for a four-person family, at $60,577 in 1997. The national median income for a four-person family was $53,350 in 1997. Minnesota had the 11th highest per capita personal income, at $27,510 in 1998. The national per capita personal income was $26,412 in 1998.

The State of Minnesota has recently enjoyed a budget surplus. The 1999 Legislature allocated $28.3 billion in general fund resources for the three year period of fiscal years 1999, 2000 and 2001. Of the $28.3 billion, $2.9 billion resulted from revenue surpluses available in FY 1999 and $25 billion is from resources projected to be available in FY 2000 and 2001. An additional $400 million was made available by converting $400 million of capital projects funded with general fund appropriations to projects funded with the sale of general obligation bonds.

For 1999, the Legislature enacted a sales tax rebate of $1.25 billion which was funded out of FY 1999 resources. Tobacco settlement funds received in FY 1999 of


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


$460.8 million were transferred to the tobacco settlement fund in FY 1999. Supplemental appropriations of about $77 million were also made in FY 1999. Allocations in FY 2000-01 include state tax reductions of $1.4 billion, another $507 million to the tobacco settlement fund and $23.44 billion for programs. The general fund is the largest single portion of the state budget. Appropriations from other funds will bring all appropriations in the state budget for FY 2000-01 to approximately $37 billion. Other funds are usually dedicated for specific purposes such as health care access and highways and bridges.

The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Intermediate Tax-Free Fund and the Minnesota Tax-Free Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.


5.       INVESTMENT LIMITATIONS


For purposes of all fundamental and  nonfundamental  investment  policies of the
Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

FUNDAMENTAL LIMITATIONS


Each Fund has adopted the following fundamental investment policies.

(1)      DIVERSIFICATION

               EACH FUND (other than Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund) may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or
               (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

(2)      CONCENTRATION

          (a) CASH INVESTMENT FUND and READY CASH INVESTMENT Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities; (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (b) TREASURY FUND, U.S. GOVERNMENT FUND and MUNICIPAL MONEY MARKET FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country; (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.


          (c) TREASURY PLUS FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government securities, in securities issued by the states, territories and possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy. For purposes of this policy: (1) "mortgage related securities," as that term is defined in the 1934 Act are treated as securities of an issuer in the industry of the primary type of asset backing the security;
               (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

          (d) INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND, MINNESOTA TAX-FREE FUND and VALUGROWTH STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in repurchase agreements covering U.S. Government Securities; (2) municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and
               (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
               Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (e) TOTAL RETURN BOND FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) and municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and
               (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
               Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (f) SMALL COMPANY STOCK FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) municipal securities are not treated as involving a single industry; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and
               (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to
               Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (g) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (h) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, and SMALL COMPANY GROWTH FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

          (i) INTERNATIONAL FUND may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, or in repurchase agreements covering U.S. Government Securities; (2) there is no limit on investment in issuers domiciled in a single country; (3) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (4) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone). Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

(3)      BORROWING

          (a) Each MONEY MARKET FUND, INCOME FUND, TOTAL RETURN BOND FUND, EACH TAX-FREE INCOME FUND, VALUGROWTH STOCK FUND, SMALL COMPANY STOCK FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may borrow money from banks or by entering into reverse repurchase agreements, but the Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

          (b) STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

          (c) TREASURY PLUS FUND may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets. For purposes of this limitation, the following are not treated as borrowing to the extent they are fully collateralized: (i) the delayed delivery of purchased securities (such as the purchase of when-issued securities), (ii) reverse repurchase agreements; (iii) dollar roll transactions; and (iv) the lending of securities.

(4)       ISSUANCE OF SENIOR SECURITIES

          No Fund may issue senior securities except to the extent permitted by the 1940 Act.

(5)       UNDERWRITING ACTIVITIES

          (a) TREASURY PLUS FUND may not underwrite (as that term is defined by the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be considered to be an underwriter.

          (b) NO OTHER FUND may underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(6)      MAKING LOANS

          (a) TREASURY PLUS FUND may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

          (b)  NO OTHER  FUND  may make  loans,  except  a Fund may  enter  into
               repurchase   agreements,   purchase  debt   securities  that  are
               otherwise permitted investments and lend portfolio securities.

(7)      PURCHASES AND SALES OF REAL ESTATE

          (a) EACH FUND (other than DIVERSIFIED SMALL CAP FUND, SMALL CAP OPPORTUNITIES FUND and TREASURY PLUS FUND) may not purchase or sell real estate or any interest therein or real estate limited partnership interests, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (b) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell real estate or any interest therein, except that it may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (c) TREASURY PLUS FUND may not purchase or sell real estate, unless acquired as a result of ownership of securities or other investments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8)      PURCHASES AND SALES OF COMMODITIES

          (a) EACH FIXED INCOME FUND, EQUITY FUND (other than DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) and BALANCED FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and
               contracts   on  indices   will  not  be  deemed  to  be  physical
               commodities.

          (b) DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures and forward currency contracts and other financial contracts or derivative instruments.

          (c) TREASURY PLUS FUND may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

NONFUNDAMENTAL LIMITATIONS


Each Fund has adopted the following nonfundamental investment policies. The Board may change any nonfundamental policy.

(1)      DIVERSIFICATION

          (a) To the extent required to qualify as a regulated investment company, and with respect to 50% of its assets, MUNICIPAL MONEY MARKET FUND may not purchase a security other than a U.S.

               Government Security, if as a result, more than 5% of the Fund' s total assets would be invested in a single issuer or the Fund would own more than 10% of the outstanding rated securities of any single issuer.

          (b) COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND are "non-diversified" as that term is defined in the 1940 Act.

          (c) With respect to each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND, to the extent required to qualify as a regulated investment company under the Code, as amended, the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

(2)      BORROWING

          (a) EACH FUND'S (other than TREASURY PLUS FUND'S, INTERMEDIATE GOVERNMENT INCOME FUND'S and DIVERSIFIED BOND FUND'S) borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of the Fund's net assets. When STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND establish a segregated account to limit the amount of leveraging with respect to certain investment techniques, they do not treat those techniques as involving borrowings for purposes of this or other borrowing limitations.

          (b) TREASURY PLUS FUND may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(3)      ILLIQUID SECURITIES

          (a) No MONEY MARKET FUND other than TREASURY PLUS FUND may acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

          (b) EACH FIXED INCOME FUND, EQUITY FUND and BALANCED FUND may not acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

          (c) TREASURY PLUS FUND may not invest more than 10% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

(4)       OTHER INVESTMENT COMPANIES

          No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

(5)       MARGIN AND SHORT SALES

          (a) EACH FUND (other than TREASURY PLUS FUND, LIMITED TERM GOVERNMENT INCOME FUND and INTERMEDIATE GOVERNMENT INCOME FUND) may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. EACH FUND other than TREASURY PLUS FUND may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. NO FUND (other than TREASURY PLUS FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) may enter short sales if, as a result, more that 25% of the value of the Fund's total assets would be so invested, or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

          (b) TREASURY PLUS FUND may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. The Fund may not purchase securities on margin, except that the Fund may use short-term credit for clearance of the Fund's transactions, and provided that the initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(6)      UNSEASONED ISSUERS

         NO FUND (other than TREASURY PLUS FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND) may invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

(7)      PLEDGING

         NO FUND may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

(8)      SECURITIES WITH VOTING RIGHTS

         NO MONEY MARKET FUND or FIXED INCOME FUND may purchase securities having voting rights except securities of other investment companies; provided that the Funds may hold securities with voting rights obtained through a conversion or other corporate transaction of the issuer of the securities, whether or not the Fund was permitted to exercise any rights with respect to the conversion or other transaction.

(9)       LENDING OF PORTFOLIO SECURITIES

          NO FUND (other than SMALL CAP OPPORTUNITIES FUND) may lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets, as determined by SEC guidelines.

          SMALL CAP OPPORTUNITIES FUND may not lend portfolio securities if the total value of all loaned securities would exceed 25% of its total assets.

 (10)     REAL ESTATE LIMITED PARTNERSHIPS

          NO FUND other than TREASURY PLUS FUND may invest in real estate limited partnerships.

(11)      OPTIONS AND FUTURES CONTRACTS

          (a) NO MONEY MARKET Fund may invest in options, futures contracts or options on futures contracts.

          (b) NO FIXED INCOME FUND, EQUITY FUND (other than SMALL CAP OPPORTUNITIES FUND) or BALANCED FUND may purchase an option if, as a result, more that 5% of the value of the Fund's total assets would be so invested.

(12)     WARRANTS

         NO FUND may invest in warrants if: (1) more than 5% of the value of the Fund's net assets would will be invested in warrants (valued at the lower of cost or market); or (2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange; provided, that warrants acquired by a Fund attached to securities are deemed to have no value.

(13)     TREASURY FUND INVESTMENT LIMITATIONS

         TREASURY FUND may not enter into repurchase agreements or purchase any security other than those that are issued or guaranteed by the U.S. Treasury, including separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.

(14)     PURCHASES AND SALES OF COMMODITIES

         NO MONEY MARKET FUND except TREASURY PLUS FUND may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not be deemed to be physical commodities.

         TREASURY PLUS FUND may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities.

(15)     VALUGROWTH STOCK FUND INVESTMENT LIMITATIONS

         VALUGROWTH STOCK FUND may not enter into commitments under when-issued and forward commitment obligations in an amount greater than 15% of the value of the Fund's total assets.

(16)     EXERCISING CONTROL OF ISSUERS

         TREASURY PLUS FUND may not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

6.       PERFORMANCE AND ADVERTISING DATA


GENERAL

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. All performance information for a Fund is calculated on a class basis. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

A Fund's performance may be quoted in terms of yield or total return. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. Municipal Money Market Fund and the Tax-Exempt Fixed Income Funds may also quote tax-equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yield, after taxes.

A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.
Because average annual returns tend to smooth out variations in the Fund's returns, they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges will be higher than a similar computation that takes into account payment of sales charges.

For a listing of certain performance data as of May 31, 1999 (see Appendix C -- Performance Data, Table 3 -- Total Returns).

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indexes are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful in reviewing a Fund's performance, the Fund's yield fluctuates from day to day and the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, financial institutions that sell Fund shares and others may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives that, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

MONEY MARKET FUNDS. Yield quotations for the Money Market Funds will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Money Market Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

FIXED INCOME FUNDS, TAX-FREE FIXED INCOME FUNDS, BALANCED FUNDS AND EQUITY FUNDS. Standardized yields for the Funds used in advertising are computed by dividing a Fund's interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

The standardized tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal a Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If a portion of a Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS


Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, performance is not constant over time but changes from year to year, and average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:

               P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the sales load according to the following formula:

       P(1+U)n = ERV

          Where:
               P = a hypothetical initial payment of $1,000.
               U = average annual total return assuming non payment of the maximum sales load at the beginning of the stated period.
               n = number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
               PT = period total return
               The other definitions are the same as in average annual total return above

MULTICLASS, COLLECTIVE INVESTMENT FUND, COMMON TRUST FUND AND CORE AND GATEWAY PERFORMANCE MULTICLASS PERFORMANCE

When a Fund has more than one class of shares, performance calculations for the classes of shares that are created after the initial class may be stated so as to include the performance of the initial class or classes of the Fund. Generally, performance of the initial class is not restated to reflect the expenses or expense ratio of the subsequent class. For instance, if A Shares of a Fund are created after I Shares have been in existence, the inception of performance for the A Shares will be deemed to be the inception date of the I Shares and the performance of the I Shares (based on the I Shares actual expenses) from the inception of I Shares to the inception of A Shares will be deemed to be the performance of A Shares for that period. For standardized total return calculations, the current maximum initial sales load and applicable 12b-1 fees on A Shares would be used in determining the total return of A Shares as if assessed at the inception of I Shares. Generally, the performance of B Shares and C Shares will be calculated only from the inception date of B Shares, regardless of the existence of prior share classes in the same Fund.

Prior to November 11, 1994, Norwest Bank Minnesota, N.A. managed a collective investment fund with an investment objective and policies that were, in all material respects, equivalent to the Fund. The performance for the Fund includes the performance of the predecessor collective investment fund for periods before it became a mutual fund on November 11, 1994. The collective investment fund was not registered under the 1940 Act nor subject to restrictions imposed by the Act, which, if applicable, may have adversely affected the performance.

Class B shares for Growth Balanced Fund, Large Company Growth Fund and Diversified Small Cap Fund commenced operations on October 1, 1998. Returns prior to October 1, 1998 are for Class I shares, adjusted for Class B share expenses. Performance shown or advertised for the Class B Shares for each of these funds for periods prior to November 11, 1994 reflects performance of the shares of predecessor collective investment funds adjusted to reflect Class B expenses (before waivers and reimbursements).

Class C shares for Growth Balanced Fund, Income Equity Fund, Diversified Equity Fund and Growth Equity Fund commenced operations on October 1, 1998. Returns prior to October 1, 1998 are for Class I shares, adjusted for Class C share expenses. Performance shown or advertised for the Class C Shares for each of these funds for periods prior to November 11, 1994 reflects performance of the shares of predecessor collective investment funds adjusted to reflect Class C expenses (before waivers and reimbursements).

Class B shares for Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund and International Fund commenced operations on May 2, 1996, May 6, 1996, May 6, 1996, December 31, 1993 and May 12, 1995,
respectively. Returns prior to those dates are for Class I shares, adjusted for Class B share expenses. Performance shown or advertised for the Class B Shares for each of these funds for periods prior to November 11, 1994 reflects performance of the shares of predecessor collective investment funds adjusted to reflect Class B expenses (before waivers and reimbursements).

Small Cap Opportunities Fund's Class B shares commenced operations on November 8, 1996. Returns prior to November 8, 1996 are for Class I shares, adjusted for Class B share expenses.

Class B shares for Income Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund and ValuGrowth (SM) Stock Fund commenced operations on August 5, 1993, August 5, 1993, August 6, 1993, August 2, 1993 and August 6, 1993, respectively. Returns prior to these dates are for Class A shares, adjusted for Class B share expenses.

COLLECTIVE INVESTMENT AND COMMON TRUST FUND PERFORMANCE. Prior to November 11, 1994, Norwest Bank managed several collective investment funds each of which had an investment objective and investment policies that were in all material respects equivalent to a particular Fund which became the successor to the collective investment fund. Therefore, the performance for these Funds includes the performance of their predecessor collective investment funds for periods before those Funds became mutual funds on November 11, 1994. The collective investment fund performance was adjusted to reflect those Funds' 1994 estimate of their expense ratios for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). Prior to October 1, 1997, Norwest Bank managed a common trust fund which had an investment objective and investment policies that were in all material respects equivalent to one of the Funds which became the successor to the common trust fund. Therefore, the performance for the Fund includes the performance of the predecessor common trust fund for the period before the Fund became a mutual fund on October 1, 1997. The common trust fund performance was adjusted to reflect the Fund's 1997 estimate of its expense ratio for the first year of operation as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment funds and common trust fund were not registered under the 1940 Act nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance result. The performance of International Fund reflects the historical performance of Schroder International Equity Fund (managed by Schroder Capital Management International Inc.) in which International Fund's predecessor collective investment fund invested.

CORE AND GATEWAY PERFORMANCE. When a Fund invests all of its investable assets in a Portfolio that has a performance history prior to the investment by the Fund, the Fund will assume the performance history of the Portfolio. That history may be restated to reflect the estimated expenses of the Fund.

OTHER ADVERTISEMENT MATTERS

The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Fund's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) biographical descriptions of the Funds' portfolio managers and the portfolio management staff of the Advisers or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                    SYSTEMATIC                SHARE                 SHARES
PERIOD              INVESTMENT                PRICE                PURCHASED
------              ----------                -----                ---------
   1                   $100                    $10                   10.00
   2                   $100                    $12                   8.33
   3                   $100                    $15                   6.67
   4                   $100                    $20                   5.00
   5                   $100                    $18                   5.56
   6                   $100                    $16                   6.25
                       ----                    ---                   ----
        Total Invested $600   Average Price $15.17     Total Shares 41.81

With respect to the Funds that invest in municipal securities and distribute Federally tax-exempt (and in certain cases state tax exempt) dividends, the Funds may advertise the benefits of and other effects of investing in municipal securities. For instance, the Funds' advertisements may note that municipal bonds have historically offered higher after tax yields than comparable taxable alternatives for those persons in the higher tax brackets, that municipal bond yields may tend to outpace inflation and that changes in tax law have eliminated many of the tax advantages of other investments. The combined Federal and state income tax rates for a particular state may also be described and advertisements may indicate equivalent taxable and tax-free yields at various approximate combined marginal Federal and state tax bracket rates. All yields so advertised are for illustration only are not necessarily representative of a Fund's yield.

In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.


7.       MANAGEMENT


Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS


TRUSTEES AND OFFICERS OF THE TRUST. The Trustees and officers of the Trust and their principal occupations during the past five years and age as of October 1, 1998 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER, Chairman and President,* Age  56.

     President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age  67.

     Former Director Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation (1993-March 1999). His address is 5038 Kestral Parkway South, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age  72.

     Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age  78.

     President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age  65.

     President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE,* Trustee, Age  53.

     President, Norwest Investment Services, Inc. (a broker-dealer subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age  46.

     Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age  58.

     Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

SARA M. MORRIS, Vice President and Treasurer, Age  35.

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age  37.

     Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age  44.

     Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON, Assistant Treasurer, Age  39.

     Manager - Fund Accounting, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age  51.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST. Each Trustee of the Trust is paid a quarterly retainer fee of $6,000, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended except the annual meeting, for which each Trustee is paid $5,000 (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Messrs. Keffer and McCune received no compensation for their services as Trustees for the past year or reimbursement for their associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $8,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1999, which was the fiscal year end of all of the Trust's portfolios.

                                                        TOTAL COMPENSATION FROM
                                TOTAL COMPENSATION       THE TRUST AND NORWEST
                                  FROM THE TRUST             SELECT FUNDS

         Mr. Brown                   $37,770                    $38,000
         Mr. Burkhardt               $45,722                    $46,000
         Mr. Harris                  $31,802                    $32,000
         Mr. Leach                   $37,770                    $38,000
         Mr. Penny                   $37,770                    $38,000
         Mr. Willeke                 $37,770                    $38,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1999 total expenses of the Trustees (other than Messrs. Keffer and McCune) was $38,958 and total expenses of the trustees of Norwest Select Funds was $444 .

As of October 1, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer*, Chairman and President, Age 56.

     President , Forum Financial Group, LLC (mutual fund services company holding company). Mr. Keffer is a Trustee/Director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

COSTAS AZARIADIS, Trustee, Age 55.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

JAMES C. CHENG, Trustee, Age 56.

     President, Technology Marketing Associates (a marketing company for small and medium size businesses in New England) since 1991. Prior thereto, Mr. Cheng was President of Network Dynamics, Inc. (a software development company). His address is 27 Temple Street, Belmont, MA 02718.

J. MICHAEL PARISH, Trustee, Age 55.

     Partner at the law firm of Reid & Priest L.L.P. since 1995. From 1989 to 1995, he was a partner at Winthrop, Stimson, Putnam & Roberts. His address is 40 West 57th Street, New York, New York 10019.

STACEY HONG, Treasurer, Age 32.

     Director, Fund Accounting, Forum Financial Group, LLC, with which he has been associated since April 1992. Prior thereto, Mr. Hong was a Senior Accountant at Ernst & Young, LLP. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President, 44)

     Managing Director, Forum Financial Group, LLC, with which he has been associated since October 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Secretary, Age 37.

     General Counsel, Forum Financial Group , LLC, with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart, LLP. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

LESLIE K. KLENK,  Secretary, Age 34.

     Counsel, Forum Financial Group, LLC with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice President and Associate General Counsel of Smith Barney Inc. Ms. Klenk also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age  51.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

PAMELA STUTCH, Assistant Secretary, Age 31.

     Senior Fund Specialist, Forum Financial Group, LLC with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University School of Law and graduated in 1997. Ms. Stutch was also a legal intern for the Maine Department of the Attorney General. Ms. Stutch also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

HEIDI HOEFLER, Assistant Secretary, Age 36.

     Staff Attorney, Forum Financial Group, LLC with which she has been associated since 1998. Prior thereto, Ms. Hoefler was a legal intern with UNUM (1996-1997), and prior thereto a law student at University of Maine.

INVESTMENT ADVISORY SERVICES


GENERAL. Table 1 in Appendix B shows, with respect to each Fund that invests directly in portfolio securities, the dollar amount of fees payable by the Fund to Norwest under its Investment Advisory Agreement. The table shows, with respect to each Fund that invests in a Core and Gateway Structure, the aggregate dollar amount of: (1) the Fund's share of the aggregate investment advisory fees payable by the Portfolio(s) in which the Fund invests to Norwest, Wells Fargo Bank and/or Schroder, as the case may be, under the Investment Advisory Agreement(s) of the Portfolio(s); and (2) the asset allocation fees payable by the Fund to Norwest, if any, if the Fund invests in multiple Portfolios. The table also shows the amount of the fee that was waived by Norwest, Wells Fargo Bank and/or Schroder, if any, and the actual fee received by Norwest, Wells Fargo Bank and/or Schroder. The data is for the past three fiscal years or for a shorter period if the Fund has been in operation for a shorter period.

The advisory fee for each Fund investing directly in portfolio securities is disclosed in the Fund's prospectuses. If a Fund invests in a Core and Gateway Structure, the asset allocation fee payable to Norwest, if any, and the aggregate of the advisory fees payable with respect to the Fund's assets by the Portfolio or Portfolios in which the Fund invests are also disclosed in the Fund's prospectuses. All investment advisory fees are accrued daily and paid monthly. Each Adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Funds, each Adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT. For each Fund investing directly in portfolio securities, Norwest makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program or oversees the investment decisions of the Fund's Subadviser, as applicable. For Funds that invest in a Core and Gateway Structure, Norwest provides investment advisory services to the Funds indirectly through its investment advisory services to the Portfolios other than those for which Schroder or Wells Fargo Bank serves as investment adviser. In this capacity, Norwest makes investment decisions for those Portfolios and continuously reviews, supervises and administers those Portfolios' investment programs or oversees the investment decisions of the Subadvisers, as applicable. For each Fund investing in a Core and Gateway Structure pursuant which the Fund invests in multiple Portfolios and Norwest allocates the Fund's assets among the Portfolios, Norwest makes investment decisions regarding the asset allocations of the Fund and continuously reviews, supervises and administers the Fund's asset allocations. Norwest provides these investment advisory services to the Funds and the Portfolios subject to the supervision of the Board or the Core Board, as appropriate.

Norwest provides investment advisory services to the Funds under the Investment Advisory Agreement between the Trust and Norwest. Norwest provides investment advisory services to the Portfolios under an Investment Advisory Agreement between Core Trust and Norwest. The Investment Advisory Agreement between Norwest and Core Trust is identical to the Investment Advisory Agreement between Norwest and the Trust, except for the fees payable thereunder and certain immaterial matters. Accordingly, the description of the Investment Advisory Agreement set forth below applies equally to the Investment Advisory Agreement between Norwest and Core Trust.

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Under the Investment Advisory Agreement, Norwest may delegate its responsibilities to any Subadviser approved by the Board and, as applicable, shareholders, with respect to all or a portion of the assets of the Fund. With respect to each Fund, the Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable without penalty with respect to a Fund on 60 days' written notice: (1) by the Trust to Norwest, if the Board determines to terminate the Investment Advisory Agreement with respect to the Fund or a majority of the outstanding voting securities of the Fund vote to terminate the Investment Advisory Agreement with respect to the Fund or (2) by the Adviser to the Trust. The Investment Advisory Agreement terminates if assigned. The Investment Advisory Agreement also provides that, with respect to the Funds, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreement shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement provides that Norwest may render services to others.

Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is a subsidiary of Norwest Bank Minnesota, N.A. Norwest and its affiliates currently manage assets with a value of approximately $131 billion.


"DORMANT" INVESTMENT ADVISORY ARRANGEMENTS. Under its Investment Advisory Agreement with the Trust, Norwest has been retained as a "dormant" or "back-up" investment adviser for the Funds currently investing in a Core and Gateway Structure. In this capacity, Norwest does not receive any compensation from the Funds as long as the Funds invest entirely in Portfolios. If a Fund were to redeem assets from a Portfolio and invest them directly, Norwest would receive an investment advisory fee from the Fund for the management of those assets at the following rates:


                                                                       FEE AS A
              FUND                                      % OF THE FUND'S AVERAGE DAILY NET ASSETS

         Cash Investment Fund                                 0.20% for the first $300 million;
                                                              0.16% for the next $400 million;
                                                              0.12%  for the remaining assets.
         Ready Cash Investment Fund                           0.40% for the first $300 million;
                                                              0.36% for the next $400 million;
                                                              0.32%  for the remaining assets
         Stable Income Fund                                            0.30%
         Diversified Bond Fund                                         0.35%
         Total Return Bond Fund                                        0.50%
         Strategic Income Fund                                         0.45%
         Moderate Balanced Fund                                        0.53%
         Growth Balanced Fund                                          0.58%
         Aggressive Balanced-Equity Fund                               0.63%
         Index Fund                                                    0.15%
         Income Equity Fund                                            0.50%
         Diversified Equity Fund                                       0.65%
         Growth Equity Fund                                            0.90%
         Large Company Growth Fund                                     0.65%
         Diversified Small Cap Fund                                    0.90%
         Small Company Stock Fund                                      0.90%
         Small Cap Opportunities Fund                                  0.60%
         Small Company Growth Fund                                     0.90%
         International Fund                                            0.85%


SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. Subject to the general supervision of the Core Boards, Schroder Investment Management North America Inc. makes investment decisions for International Portfolio and continuously reviews, supervises and administers the Portfolio's investment program.

International  Fund  invests  all  of its  assets  in  International  Portfolio.
Pursuant to a separate Advisory Agreement between Core Trust and Schroder, Schroder acts as investment adviser to International Portfolio, and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing that Portfolio's investments and effecting portfolio transactions for that Portfolio. This Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Core Trust Board or by vote of a majority of the outstanding voting interests of the Portfolio; and (2) by a majority of the trustees of Core Trust who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of Core Trust), at a meeting called for the purpose of voting on the Advisory Agreement; provided further, however, that if the Advisory Agreement or the continuation of the Advisory Agreement is not approved as to the Portfolio, Schroder may continue to render to the Portfolio the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Advisory Agreement between Schroder and Core Trust is substantially identical to the Investment Advisory Agreement, except for the parties, the fees payable thereunder and certain immaterial matters.

WELLS FARGO BANK. Subject to the general supervision of the Core Trust Board, Wells Fargo Bank makes investment decisions for International Equity Portfolio and continuously reviews, supervises and administers that Portfolio's investment program.

Pursuant to a separate Advisory Agreement between Core Trust and Wells Fargo Bank, Wells Fargo Bank acts as investment adviser to International Equity Portfolio, and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing that Portfolio's investments and effecting portfolio transactions for that Portfolio. This Advisory Agreement will continue in effect with respect to the Portfolio only if such continuance is specifically approved at least annually: (1) by the Core Trust Board, or by vote of a majority of the outstanding voting interests of the Portfolio and, in either case; (2) by a majority of the trustees of Core Trust, who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of Core Trust), at a meeting called for the purpose of voting on the Advisory Agreement; provided further, however, that if the Advisory Agreement or the continuation of the Advisory Agreement is not approved as to a Portfolio, Wells Fargo Bank may continue to render to that Portfolio the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Advisory Agreement between Wells Fargo Bank and Core Trust is substantially identical to the Investment Advisory Agreement, except for the parties, the fees payable thereunder and certain immaterial matters.

"DORMANT" INVESTMENT SUBADVISORY ARRANGEMENTS. Norwest and the Trust have entered into an Investment Subadvisory Agreement with Schroder on behalf of International Fund. The Investment Subadvisory Agreement would become operative and Schroder would directly manage the Fund's assets if the Board determined it was no longer in the best interest of the Fund to invest in international securities by investing in another registered investment company. In that event, pursuant to the Investment Subadvisory Agreement, Schroder would make investment decisions directly for the Fund and would continuously review, supervise and administer the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that Norwest had so delegated. Schroder would furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Fund's investments and effecting portfolio transactions for the Fund, to the extent of Norwest's delegation.

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Board or by vote of a majority of the outstanding voting securities of the Fund; and (2) by a majority of the Trust's trustees who are not parties to the Investment
Subadvisory Agreement or interested persons of any such party (other than as trustees of the Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Investment Subadvisory Agreement is not approved as to the Fund, Schroder may continue to render to the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Board, or by Schroder on 60 days written notice to the Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provide that, with respect to the Fund, neither Schroder nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Schroder's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Schroder may render services to others.

The Fund does not currently pay any fees to Schroder under the Investment Subadvisory Agreement because the Fund currently invests all of its assets in Portfolio.

SUBADVISERS. As set forth in the Prospectuses, Norwest, Wells Fargo Bank and Core Trust have retained the services of Galliard, Peregrine, Smith and WCM pursuant to Investment Subadvisory Agreements to assist Norwest and Wells Fargo Bank in carrying out their obligations with respect to certain Portfolios. Norwest and Wells Fargo Bank each pay a fee to each such Subadviser for the investment subadvisory services provided to each Portfolio by that Subadviser. These fees do not increase the fees paid by the interestholders of the Portfolios. The amount of the fees paid by Norwest or Wells Fargo Bank to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding matters such as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser, the cost and complexity of providing services, the investment record of the Subadviser in managing the Portfolio and the nature and magnitude of the expenses incurred by the Subadviser in managing the Portfolio's assets and by Norwest or Wells Fargo Bank in overseeing the Portfolio.

Generally, Norwest has entered into a dormant Investment Subadvisory Agreement with each Subadviser on behalf of each Fund that invests all or a portion of its assets in a Portfolio subadvised by that Subadviser. This is not the case only with respect to Galliard and Total Return Bond Fund and Smith and Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund. With respect to each Subadviser, the terms of the Investment Subadvisory Agreement between Core Trust, Norwest and the Subadviser and the dormant Investment Subadvisory Agreement between the Trust, Norwest and the Subadviser are identical, except with respect to the fees payable (no fee is payable under the investment subadvisory agreements with respect to a Fund to the extent that the Fund is invested in an investment company) and certain immaterial matters.

Norwest and Wells Fargo Bank perform internal due diligence on each Subadviser and monitor each Subadviser's performance using their proprietary investment adviser selection and monitoring process. Norwest and Wells Fargo Bank will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques, and recommending to the Core Board whether investment subadvisory agreements should be renewed, modified or terminated. Norwest and Wells Fargo Bank also may from time to time recommend that the Core Board replace one or more Subadvisers or appoint additional Subadvisers, depending on Norwest's and Wells Fargo Bank's assessment of what combination of Subadvisers it believes will optimize each Portfolio's chances of achieving its investment objectives.

GALLIARD CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations with respect to Stable Income Portfolio, Strategic Value Bond Portfolio and Managed Fixed Income Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Stable Income Fund, Diversified Bond Fund, Total Return Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund each invest all or a portion of their assets in at least one of those Portfolios. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Galliard makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Galliard including its adherence to the Portfolios' investment objectives and policies and pays Galliard a fee for its investment management services. The fee Norwest pays Galliard does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolios, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Galliard on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Galliard may render services to others.

PEREGRINE CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations with respect to Positive Bond Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Peregrine, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55479. Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund and Small Company Growth Fund each invest all or a portion of their assets in at least one of those Portfolios. Peregrine is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. Peregrine is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Peregrine makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Peregrine as a subadviser. Currently, Peregrine manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Peregrine including its adherence to the Portfolios' investment objectives and policies and pays Peregrine a fee for its investment management services. The fee Norwest pays Peregrine does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Peregrine on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Peregrine nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Peregrine against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Peregrine's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Peregrine may render services to others.

SMITH ASSET MANAGEMENT GROUP, L.P. To assist Norwest in carrying out its obligations with respect to Disciplined Growth Portfolio and Small Cap Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Smith, located at 500 Crescent Court, Suite 250, Dallas, Texas. Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund each invest all or a portion of their assets in at least one of those Portfolios. Smith is registered with the SEC as an investment adviser. Smith is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Pursuant to the Investment Subadvisory Agreement, Smith makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Norwest believes should be invested using Smith as a subadviser. Currently, Smith manages all the assets of each Portfolio and has done so since each Portfolio's inception. Norwest supervises the performance of Smith including its adherence to the Portfolios' investment objectives and policies and pays Smith a fee for its investment management services. The fee Norwest pays Smith does not affect the total fees paid by the Portfolios to Norwest.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Smith on 60 days written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Smith nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Smith against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Smith's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Smith may render services to others.

WELLS CAPITAL MANAGEMENT INCORPORATED. To assist Wells Fargo Bank in carrying out its obligations with respect to International Equity Portfolio, Wells Fargo Bank has entered into an Investment Subadvisory Agreement with WCM, located at 525 Market Street, 10th Floor, San Francisco, California 94105. Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund and Growth Equity Fund each invest a portion of their assets in International Equity Portfolio. WCM is registered with the SEC as an investment adviser. WCM is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting portfolio transactions for the Portfolio (to the extent of Wells Fargo Bank's delegation). Pursuant to the Investment Subadvisory Agreement, WCM makes investment decisions for International Equity Portfolio and continuously reviews, supervises and administers the Portfolio's investment program with respect to that portion, if any, of the Portfolio's investment portfolio that Wells Fargo Bank believes should be invested using WCM as a subadviser. Currently, WCM manages all the assets of the Portfolio and has done so since the Portfolio's inception. Wells Fargo Bank supervises the performance of WCM including its adherence to the Portfolios' investment objectives and policies and pays WCM a fee for its investment management services. The fee Wells Fargo Bank pays WCM does not affect the total fees paid by the Portfolio to Wells Fargo Bank.

MANAGEMENT AND ADMINISTRATIVE SERVICES


FORUM AND FAdS. Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of FAdS, Norwest, Wells Fargo Bank, any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum: (1) oversees: (a) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Advisers of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAdS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAdS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board; (6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAdS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAdS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAdS's Administration Agreement, respectively. Forum and FAdS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAdS pursuant to their Management and Administration Agreements with the Trust.

For their services, Forum and FAdS each receives a fee with respect to U.S. Government Fund, Treasury Fund, Institutional Shares of Municipal Money Market Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Income Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund Small Company Stock Fund, Small Cap Opportunities Fund and International Fund at an annual rate of 0.05% of the Fund's (of class') average daily net assets, with respect to Investor Shares of Municipal Money Market Fund at an annual rate of 0.10% of the class' average daily net assets, with respect to Public Entities Shares and Investor Shares of Ready Cash Investment Fund at an annual rate of 0.075% of the class' average daily net asset, and with respect to each other Fund at an annual rate of 0.025% of the Fund's average daily net assets.

As of June 30, 1999, Forum and FAdS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $38 billion.

Table 2 in Appendix B shows the dollar amount of fees payable to Forum and FAdS for management and administrative services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), the amount of fees that were waived by Forum and FAdS, if any, and the actual fees received by Forum and FAdS. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

PORTFOLIOS OF CORE TRUST. FAdS manages all aspects of Core Trust's operations with respect to the Portfolios except those which are the responsibility of Norwest or Schroder. With respect to each Portfolio, FAdS has entered into an Administration Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Administration Agreement. Under the Administration Agreement, FAdS performs similar services for each Portfolio as it and Forum perform for the Funds under the Management Agreement and Administration Agreement, to the extent the services are applicable to the Portfolios and their structure.

The Administration Agreement provides that FAdS shall not be liable to Core Trust or any of Core Trust's interestholders for any action or inaction of FAdS relating to any event whatsoever in the absence of bad faith, willful misfeasance or gross negligence in the performance of FAdS' duties or obligations under the Agreement or by reason of FAdS' reckless disregard of its duties and obligations under this Agreement.


The Administration Agreement may be terminated with respect to a Portfolio at anytime, without the payment of any penalty: (1) by the Core Board on 60 days' written notice to FadS; or (2) by FAdS on 60 days' written notice to Core Trust.

For its services FAdS receives a fee with respect to each Portfolio of Core Trust at an annual rate of 0.05% of the Portfolio's average daily net assets (0.15% in the case of International Portfolio).

NORWEST ADMINISTRATIVE SERVICES. Under an Administrative Services Agreement between the Trust and Norwest Bank with respect to International Fund, Norwest performs ministerial, administrative and oversight functions for the Fund and undertakes to reimburse certain excess expenses of the Fund. Among other things, Norwest Bank gathers performance and other data from Schroder as the adviser of International Portfolio and from other sources, formats the data and prepares reports to the Fund's shareholders and the Trustees. Norwest Bank also ensures that Schroder is aware of pending net purchases or redemptions of the Fund's shares and other matters that may affect Schroder's performance of its duties. Lastly, Norwest Bank has agreed to reimburse the Fund for any amounts by which its operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. No fees will be paid to Norwest Bank under the Administrative Services Agreement unless the Fund's assets are invested solely in International Portfolio or in a portfolio of another registered investment company. This agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party.

The Administrative Services Agreement provides that neither Norwest Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

Under the agreement, Norwest Bank receives a fee with respect to International Fund at an annual rate of 0.25% of the Funds' average daily net assets. International Fund incurs total management and administrative fees at a higher rate than many other mutual funds, including other funds of the Trust.

Table 2 in Appendix B shows the dollar amount of fees payable under the Administrative Services Agreement, the amount of the fee that was waived, if any, and the amount received by Norwest Bank for the past three fiscal years of the Funds.

DISTRIBUTION


Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Fund or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty: (1) by the Board or by a vote of the Fund's shareholders or, with respect to each class of a Fund for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (2) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement related to the Funds that offer A Shares, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of A Shares of the Funds. The Funds have also adopted the distribution plans described below.

A SHARES DISTRIBUTION PLAN. The Trust, on behalf of Growth Balanced Fund, Large Company Growth Fund and Diversified Small Cap Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "A Shares Plan") providing for distribution payments with respect to A Shares. Each of the Funds compensates Forum for its distribution activities with respect to A Shares by making distribution payments on A Shares to Forum at an annual rate of up to 0.10% per annum of the average daily net assets of the Fund attributable to A Shares (the "distribution services fee"). In consideration of the payment of the distribution services fee, Forum provides the Funds with distribution-related services that are primarily intended to result in the sale of A Shares, including, but not limited to, compensation of employees of Forum, compensation and expenses, including overhead and telephone and other communication expenses, of Forum and other broker-dealers, banks and other financial intermediaries that engage in or support the distribution of A Shares, the preparation, printing and distribution of prospectuses, statements of additional information, sales literature and advertising materials relating to the A Shares, and such other promotional activities in such amounts Forum deems necessary or appropriate. The amount of distribution services fees is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services, which expenses may be greater or less than those fees and charges. The Fund will not be obligated to reimburse Forum for those expenses.

B SHARES AND C SHARES DISTRIBUTION PLANS. The Trust, on behalf of Funds offering B Shares and C Shares, has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") providing for distribution payments with respect to B Shares and C Shares. Each of the Funds compensates Forum for its distribution activities with respect to B Shares by paying a distribution services fee on B Shares to Forum at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to the B Shares. Each Fund offering C Shares compensates Forum for its distribution activities with respect to C Shares by paying a distribution services fee to Forum of up to 0.75% of the average daily net assets of the Fund attributable to the C Shares. The distribution payments due to Forum from each Fund comprise: (1) sales commissions at levels set from time to time by the Board ("sales commissions"); and (2) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares and C Shares. The combined contingent deferred sales charge and distribution services fee on B Shares and C Shares is intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to a Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares or C Shares, such as the payment of compensation to broker-dealers selling B Shares or C Shares. Forum may spend the distribution services fees it receives with respect to B Shares or C Shares as it deems appropriate on any activities primarily intended to result in the sale of B Shares or C Shares, respectively.

Under the Plans, a Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to the appropriate class of that Fund. Uncovered distribution charges for a class are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales charges previously paid to Forum. At May 31, 1999, Ready Cash Investment Fund (Exchange Shares), Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund had uncovered distribution expenses of $18,785; $112,707; $90,244; $38,700;
$152,328;  $99,195;  $273,966;  $1,561,075;   $115,392;  $2,350,252;   $465,310;
$111,593;  $229,014 and $57,510,  respectively,  or approximately  1.04%, 1.36%,
1.88%, 1.47%, 1.38%, 1.09%, 1.66%, 2.32%, 1.28%, 2.89%, 2.80%, 1.93%, 3.73%, and
2.56% of each respective Fund's net assets attributable to B Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to B Shares or C Shares of a Fund are not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares or C Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under a Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum with respect to B Shares or C Shares exceed the total expenses incurred by Forum in distributing B Shares or C Shares.

A Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or C Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under a Plan in the future.

In the event that a Plan is terminated or not continued with respect to B Shares or C Shares of a Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales of the class that occurred prior to the termination or discontinuance of the Plan). In deciding whether to purchase B Shares and C Shares of a Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plans attributable to that Fund. In approving the Plans, the Board determined that there was a reasonable likelihood that the Plans would benefit each Fund and its B Shares shareholders and its C Shares shareholders.

Periods with a high level of sales of B Shares or C Shares of a Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges with respect to B Shares or C Shares. Conversely, periods with a low level of sales of B Shares or C Shares of a Fund accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges with respect to B Shares or C Shares. A high level of sales of B Shares or C Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by a Fund with respect to B Shares or C Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares or C Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the applicable Plan.

Each Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plans require the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds and Forum pursuant to the Plans and identifying the distribution activities for which those expenditures were made.

Each Plan provides that, with respect to each class of each Fund to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 Trustees. Each Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the trustees in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

The Plans are "semi-enhanced" in that under the circumstances described below, payments to Forum under a Plan continue while there are uncovered distribution charges even though the Plan has been terminated. With respect to each Plan, uncovered distribution charges include all sales commissions previously due, plus interest, less amounts previously received by Forum (or other distributor) pursuant to the Plan and contingent deferred sales charges previously paid to Forum. Each Plan provides that in the event of a Complete Termination (as defined below) of the Plan with respect to a Fund, payments by a Fund in consideration of sales of B Shares that occurred prior to termination of the Plan will cease. A Complete Termination in respect of any Fund means: (1) the 12b-1 Trustees acting in good faith have determined that termination is in the best interest of the Trust and the shareholders of the Fund; (2) the Trust does not alter the terms of the CDSC applicable to the B Shares or C Shares of the Fund outstanding at the time of the termination; (3) the Trust does not pay any portion of the asset based sales charge or service fees to an entity other than the distributor or its assignee (unless the distributor at the time of the termination was in material breach under the Distribution Agreement in respect of the Fund); and (4) the Fund does not adopt a distribution plan relating to a class of shares of the Fund that has a sales load structure substantially similar (as defined in the Plan) to that of the B shares or C Shares.

In the event of a termination of the B Shares Plan that does not satisfy clauses
(2), (3) and (4) of the definition of a Complete Termination above, Ready Cash Investment Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Income Fund, Tax-Free Income Fund, Total Return Bond Fund and Minnesota Tax-Free Fund would continue to pay distribution services fees for no more than four years. In contrast, payments by Stable Income Fund, Intermediate Government Income Fund, Growth Equity Fund and Diversified Equity Fund would continue until such time as there exist no outstanding uncovered distribution charges attributable to the Fund and, therefore, could continue for periods of time beyond four years after the date of termination. In the event of a termination of the C Shares Plan that does not satisfy clauses (2), (3) and (4) of the definition of a Complete Termination above, the Funds would continue to pay distribution fees for no more than four years.

In addition, pursuant to the B Shares Plan, each of Stable Income Fund, Income Equity Fund and Intermediate Government Income Fund and, pursuant to the C Shares Plan, each Fund offering C Shares may, subject to approval by the Rule 12b-1 Trustees, assume and pay: (1) any uncovered distribution charges of the distributor of a fund whose assets are being acquired by the Fund; and (2) any other amounts expended for distribution on behalf of such fund that are not reimbursed or paid by the fund upon the merger or combination with or acquisition of substantially all of the assets of that fund.

Pursuant to the B Shares Plan, each Fund has agreed also to pay Forum a maintenance fee for B Shares in an amount equal to 0.25% of the average daily net assets of the Fund attributable to B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of the B Shares held by the customers of the broker-dealers.

The fees assessed under the Plans are accrued daily and paid monthly and will cause a Fund's B Shares or C Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to B Shares of a Fund, the Fund's B Shares may continue to pay maintenance fees.

Table 3 in Appendix B shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal years ended May 31, 1997, 1998 and 1999. With respect to each Fund, Forum has paid brokers that sold B Shares in amounts greater than the distribution fees received by Forum with respect to that Fund. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

Table 4 in Appendix B shows the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares) and the amount of sales charge retained by Forum and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

TRANSFER AGENT


Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as transfer agent and dividend disbursing agent for the Trust pursuant to a Transfer Agency Agreement. The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may sell Fund shares. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent.

The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund (0.10% in the case of Municipal Money Market Fund - Institutional Shares and Ready Cash Investment Fund - Public Entities Shares and 0.14% in the case of A Shares for Large Company Growth Fund, Growth Balanced Fund and Diversified Small Cap Fund).

SHAREHOLDER SERVICING AGENT


Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as the Shareholder Servicing Agent for the A Share classes of Large Company
Growth Fund, Growth Balanced Fund and Diversified Small Cap Fund. For its services, the Shareholder Servicing Agent is entitled to receive a fee in the amount of 0.25% of the Fund's average daily net assets attributable to the class.

CUSTODIAN


Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as each Fund's and each Portfolio's custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Portfolio's average daily net assets, 0.015% of the next $100 million of the Fund's or Portfolio's average daily net assets and 0.01% of the Fund's or Portfolio's remaining average daily net assets. Norwest Bank assesses certain administration, holding and transaction fees in connection with its custodial services. No fee is directly payable by a Fund to the extent the Fund is invested in a Portfolio in accordance with Section 12(d)(1)(E) of the 1940 Act. With respect to International Portfolio, Norwest Bank receives a fee at an annual rate of 0.07% of the Portfolio's average daily net assets.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

Each Fund invested in one or more Portfolios incurs its proportionate share of the custodial fees of the Portfolio(s) in which it invests.

PORTFOLIO ACCOUNTING


FAcS, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, FAcS prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FAcS receives from the Trust with respect to each Fund (other than a Fund investing in a Core and Gateway Structure) a fee of $3,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, FAcS is paid additional surcharges for each of the following: (1) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month; (2) Funds requiring international custody - $1,000/month; (3) Funds with more than 30 international positions - $1,000/month; (4) Tax free money market Funds - $1,000/month; (5) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month; (6) Funds with more than 100 security positions - $1,000/month; and (7) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

FAcS receives from the Trust with respect to each Fund investing in a Core and Gateway Structure a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. FAcS also receives a fee of $2,000 per month for each Fund investing in a Core and Gateway Structure pursuant to Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, FAcS is entitled to receive from the Trust with respect to each Fund investing in a Core and Gateway Structure pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets).

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1999. On January 1, 2000, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable

FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FAcS by an officer of the Trust duly authorized. This indemnification does not apply to FAcS's actions taken or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

FAcS performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

Forum, FAdS, and FAcS are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of October 1, 1999, Forum, FAdS and FAcS were controlled by John Y. Keffer, President and Chairman of the Trust.

Table 5 in Appendix B shows the dollar amount of fees payable to FAcS for its accounting services with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

EXPENSES


Each Fund bears all costs of its operations. The costs borne by the Funds include a pro rata portion of the following: legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on fund securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each Fund that invest in one or more Portfolios include the Fund's pro rata share of the expenses of the Portfolio or Portfolios in which the Fund invests.

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (13) state securities law registration fees and related expenses; (14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.


8.       PORTFOLIO TRANSACTIONS


The following discussion of portfolio transactions, while referring to the Funds, relates equally to the Portfolios.

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. The Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S.
securities exchanges.

Purchases and sales of portfolio securities for the Money Market Funds and Fixed Income Funds usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Equity Funds and the Balanced Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

The Money Market Funds and Fixed Income Funds may effect purchases and sales through brokers who charge commissions, although the Trust does not anticipate that the Money Market Funds will do so. Table 6 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented is for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. Any material change in the last two years in the amount of brokerage commissions paid by a fund was due to an increase or decrease in the Fund's assets.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board and Core Trust Board have authorized the Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Adviser, and will not direct brokerage to an affiliate of an Adviser in recognition of research services. Payment of brokerage commissions to an affiliate of an Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Norwest


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


Investment Services, Inc. ("NISI") and other affiliates of an Adviser will, in the judgment of the Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers; and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust Board has adopted similar policies with respect to the Portfolio.

During the last three fiscal years certain Funds paid brokerage commissions to NISI, a wholly-owned broker-dealer subsidiary of the parent of Norwest, Wells Fargo & Company. The following table indicates the Funds that paid commissions to NISI, the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to NISI and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through NISI.


                                                                                        PERCENTAGE OF
                                                                                         COMMISSION
                                                 AGGREGATE          PERCENTAGE          TRANSACTIONS
                                                COMMISSIONS       OF COMMISSIONS          EXECUTED
VALUGROWTH STOCK FUND                          PAID TO NISI        PAID TO NISI         THROUGH NISI


Year Ended May 31, 1999                                N/A               N/A                  N/A
Year Ended May 31, 1998                                N/A               N/A                  N/A
Year Ended May 31, 1997                            $41,474             8.25%                8.05%


The practice of placing orders with NISI is consistent with each Fund's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio: (1) to the Fund or Portfolio; or (2) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Adviser in connection with the Funds. An Adviser's fees are not reduced by reason of the Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. The Advisers monitor the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year;
(2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.
Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of May 31, 1999.

REGULAR BROKER OR DEALER                     VALUE OF SECURITIES HELD
--------------------------------------- -----------------------------
--------------------------------------- -----------------------------
Goldman Sachs                                              $2,963,430
---------------------------------------- ----------------------------
---------------------------------------- ----------------------------
Merrill Lynch & Co., Inc.                                  $5,327,050
---------------------------------------- ----------------------------
---------------------------------------- ----------------------------
Lehman Brothers Holding, Inc.                              $3,864,840

PORTFOLIO TURNOVER


The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund or a Portfolio and a possible increase in short-term capital gains or losses. In order to qualify as a regulated investment company for Federal tax purposes for taxable years beginning on or before August 5, 1997, less than 30% of the gross income of the Fund in that year must be derived from the sale of securities held by the Fund for less than three months. See "Taxation" below. The change in portfolio turnover rate for Income Fund and Intermediate Government Income Fund from 1995 to 1996 was due in part to the change in portfolio managers. Other significant changes in portfolio turnover rates was due to changing market conditions and the effect of those conditions on the Funds' investment policies.


9.       ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION


GENERAL


Shares of all Funds are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of a Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of a Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

MONEY MARKET FUNDS


As described in the Prospectuses, under certain circumstances a Money Market Fund may close early and advance time by which the Fund must receive a purchase or redemption order and payments. In that case, if an investor placed an order after the cut-off time the order would be processed on the next business day and the investor's access to the fund would be temporarily limited.

PURCHASES THROUGH FINANCIAL INSTITUTIONS


You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. These financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the financial institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your financial institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

SHAREHOLDER SERVICES


AUTOMATIC INVESTMENT PLAN. You may elect the Automatic Investment Plan if you purchase A Shares, B Shares, C Shares, I Shares or Investor Shares. Under the Automatic Investment Plan, you may authorize monthly amounts of $50 or more to be withdrawn automatically from a designated bank account (other than a passbook savings account) and sent to the Transfer Agent for investment in a Fund. Call or write the Transfer Agent for an application. The Trust may modify or terminate the Automatic Investment Plan if it is unable to settle any transaction with your bank. If the Automatic Investment Plan is terminated before your account totals $1,000, the Funds may redeem your account.

RETIREMENT ACCOUNTS. The Funds (except Municipal Money Market Fund and the Tax-Free Fixed Income Funds) may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively, "IRAs"). Call the Funds at 1-800-338-1348 or 1-612-667-8833 to obtain an IRA account application. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when
withdrawn.   You  may  contribute  up  to  $2,000   annually  to  an  IRA.  Only
contributions to Traditional IRAs are tax-deductible. However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse has adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $6,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your earned income or $160,000.

This information on IRAs is based on regulations in effect as of January 1, 1999 and summarizes only some of the important federal tax considerations affecting IRA contributions. These comments are not meant to be a substitute for tax planning. Consult your tax advisors about your specific tax situation.

AUTOMATIC WITHDRAWAL PLAN. If you hold more than $1,000 of a Fund's A Shares, B Shares, C Shares, I Shares or Investor Shares or $10,000 of a Fund's Institutional Shares in an account, you may establish an "Automatic Withdrawal Plan" to provide for the preauthorized payment from your account of $250 or more on a monthly, quarterly, semi-annual or annual basis. The Transfer Agent will redeem the number of shares necessary to provide the amount of the payment. Any taxable gain or loss is recognized upon redemption of the shares. Call or write the Transfer Agent for an application. The Funds may suspend a withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than the required minimum amounts at any time.

CHECKWRITING. You may elect checkwriting privileges if you own shares of a Money Market Fund. Call or write the Transfer Agent for an application. If you elect checkwriting privileges, you will receive checks that may be made payable to any person in any amount of $500.00 or more. When a check is presented for payment, the Transfer Agent will redeem the number of shares necessary to cover the amount of the check. You cannot write checks against shares for which certificates have been issued. The Funds will not honor a check for an amount greater than the value of the uncertificated shares held in your account. In addition, you may not liquidate your entire account by means of a check. Normal restrictions on your ability to redeem shares will apply to redemptions by check. The Transfer Agent may also restrict your ability to use checks. Checkwriting procedures may be changed, modified or terminated at any time upon written notification.

REOPENING ACCOUNTS. You may reopen an account without filing a new account application at any time within one year after your account is closed, provided that the information on the account application on file with the Funds is still applicable.

PURCHASES OF A SHARES


WAIVERS OF SALES CHARGES. The Trust does not assess sales charges on the following types of purchases:

o purchases by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended);

o purchases by any financial intermediary acting on behalf of its asset based fee account customers;

o purchases by trustees and officers of the Trust; directors, officers and full-time employees of the Trust's manager, of Norwest Corporation, Stagecoach Funds, Inc., Wells Fargo Bank, Stephens, Inc. and Broker Dealers acting as selling agents, or of any of their affiliates; the spouse of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer, ; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;

o purchases by any registered investment adviser with whom the distributor has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts;

o purchases of A Shares made pursuant to the Directed Dividend Option from the proceeds of dividends and distributions of another fund of the Trust that assesses a sales charge; or

o purchases of at least $50,000 through an individual retirement account in A Shares of Diversified Equity Fund or Growth Equity Fund, when the shareholder makes a non-binding commitment to subsequently enroll the assets in the Norwest WealthBuilder IRA program, an asset allocation program offered by Norwest Investment Services, Inc. ("NISI"). In connection with purchases of A Shares of Diversified Equity Fund or Growth Equity Fund with no sales charge, Forum makes payments to NISI of up to 1.00% of the value of the shares purchased.

If you purchase A Shares without paying a sales charge, you many only resell the shares to the Fund and you must make the purchase with the intent of investing in the Fund.

If you qualify for a reduced sales charge, you or your financial institution must both notify the Transfer Agent when you purchase the shares that you intend to qualify for the reduced sales charge and verify that you qualify. The Trust may modify or terminate reduced sales charge privileges at any time.

REINSTATEMENT PRIVILEGE. If you redeem a Fund's A Shares, you will not have to pay a sales charge if you repurchase some or all of the shares you redeemed within 60 days of the redemption.

INVESTORS IN STAGECOACH FUNDS. You will not have to pay a sales charge on a purchase of A Shares if you have redeemed A Shares of a Stagecoach Fund (series of Stagecoach Funds, Inc. or Stagecoach Trust), on which you paid a sales load, and you use those redemption proceeds to purchase the Fund's shares.

SELF-DIRECTED 401(K) PROGRAMS. If you purchase less than $100,000 of a Fund's A Shares through a self-directed 401(k) program or other qualified retirement plan offered by Norwest, the Trust's manager or their affiliates, your purchase will eligible for the reduced sales charge applicable to a single purchase of $100,000.

RIGHT OF ACCUMULATION. If you purchase A Shares, you may qualify for a cumulative quantity discount or right of accumulation ("ROA"). If you elect a ROA, the applicable sales charge will be based on the total of your current purchase and the net asset value (at the end of the previous Fund Business Day, as defined in the Prospectus) of some or all of the A Shares you hold. For example, if you own A Shares of Income Fund with a net asset value of $500,000 and purchase an additional $50,000 of the Fund's A Shares, the additional purchase would be subject to a sales charge at the 2.0% rate applicable to a $550,000 purchase rather than at the 3.5% rate applicable to a $50,000 purchase.

In addition, if you have previously purchased A Shares of a Fund other than the Fund you wish to purchase that is sold with a sales charge equal to or greater than the sales charge imposed on the Fund's A Shares, you also may qualify for a ROA and may aggregate existing investments in A Shares of all those funds with your current purchase of the Fund's A Shares to determine the applicable sales charge. In addition, if your spouse, direct ancestor or direct descendant holds A Shares, those shareholdings also may be combined for purposes of the ROA.

With respect to purchases of A Shares of Large Company Growth Fund, until February 28, 1999, a ROA will be calculated based on your total investment in both the Norwest Advantage Funds and Stagecoach Funds, Inc. fund families.

STATEMENT OF INTENTION. You also may obtain a reduced sales charge by making cumulative purchases under a Statement of Intention (an "SOI"). A SOI is a written statement expressing your intent to invest $50,000 or more in a Fund's A Shares within a period of 13 months. Under an SOI, you may make a series of purchases of shares where each purchase will be at net asset value plus the sales charge applicable at the time of the purchase to a single purchase of the total dollar amount of shares you promised to purchase.
Complete the appropriate portion of the account application to select the SOI.

The SOI is not a binding obligation upon you to purchase the full amount indicated. A Shares purchased with the first 5% of such amount will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge.

CALCULATION OF OFFERING PRICE. Set forth below is an example of the method of computing the offering price of the A Shares of the Funds that offer A Shares. Other shares of the Trust are offered at their next determined net asset value. The example assumes a purchase of A Shares of each Fund in an amount such that the purchase would be subject to each Fund's maximum sales charges set forth in the Prospectus at a price based on the net asset value per share of A Shares of each Fund at May 31, 1999. As of October 1, 1999, the maximum sales charges were 5.75% for each Equity Fund and Growth Balanced Fund and 4.5% for each Fixed Income Fund, except Stable Income Fund, for which it was 1.50%. Offering price is determined as follows: Net asset value per share times the sum of one (1) plus the sales charge expressed as a percentage (for example 5.75% would equal 0.0575).


                                                                            NET ASSET        OFFERING
                                                                         VALUE PER SHARE       PRICE

         STABLE INCOME FUND                                                  $10.31           $10.72
         INTERMEDIATE GOVERNMENT INCOME FUND                                 $11.22           $11.67
         INCOME FUND                                                        $  9.79           $10.18
         TOTAL RETURN BOND FUND                                             $  9.63           $10.02
         TAX-FREE INCOME FUND                                                $10.54           $10.96
         COLORADO TAX-FREE FUND                                              $10.69           $11.12
         MINNESOTA TAX-FREE FUND                                             $11.05           $11.49
         INCOME EQUITY FUND                                                  $41.19           $43.46
         VALUGROWTH STOCK FUND                                               $26.18           $27.62
         DIVERSIFIED EQUITY FUND                                             $43.06           $45.43
         GROWTH EQUITY FUND                                                  $35.73           $37.70
         SMALL COMPANY STOCK FUND                                            $12.00           $12.66
         SMALL CAP OPPORTUNITIES FUND                                        $23.60           $24.90
         INTERNATIONAL FUND                                                  $23.84           $25.15


EXCHANGES


By making an exchange by telephone, the investor authorizes the Transfer Agent to act on telephonic instructions believed by the Transfer Agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Transfer Agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of A Shares may purchase, with the proceeds from a redemption of all or part of their shares, A Shares of the other Funds that offer A Shares or Investor Shares of Ready Cash Investment Fund or Municipal Money Market Fund. Shareholders of B Shares may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the other Funds that offer B Shares or Exchange Shares of Ready Cash Investment Fund. Shareholders of C Shares may purchase, with the proceeds from a redemption of all or part of their shares, C Shares of the other Funds. Shareholders of I Shares may purchase, with the proceeds from a redemption of all or part of their shares, I Shares of the other Funds, Public Entities Shares of Ready Cash Investment Fund, Institutional Shares of Municipal Money Market Fund or Shares of U.S. Government Fund and Treasury Fund.

Shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund may purchase, with the proceeds from a redemption of all or part of their shares, Investor Shares of the other Fund or A Shares of the Funds that offer A Shares. Shareholders of Exchange Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, B Shares of the Funds that offer B Shares.

Shareholders of Public Entities Shares of Ready Cash Investment Fund and Institutional Shares of Municipal Money Market Fund and others who are eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, Institutional Shares of these Funds, or I Shares of the other Funds of the Trust.

Shareholders of Institutional Shares of Municipal Money Market Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund. Similarly, shareholders of Cash Investment Fund, U.S. Government Fund and Treasury Fund who are not eligible to purchase I Shares may purchase, with the proceeds from a redemption of all or part of their shares, shares of the other two Funds or Institutional Shares of Municipal Money Market Fund.

Shareholders of A Shares or Investor Shares making an exchange will be subject to the applicable sales charge of any A Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, A Shares and Investor Shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

Exchange Shares may only be acquired in exchange for B Shares of a Fund. B Shares ("original B Shares") may be exchanged for Exchange Shares without the payment of any contingent deferred sales charge; however, B Shares or Exchange Shares acquired as a result of an exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time. Exchange Shares may be exchanged without the payment of any contingent deferred sales charge; however, B Shares acquired as a result of such exchange and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the original B Shares as if those shares were being redeemed at that time.

REDEMPTIONS


In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed a formal election with the SEC pursuant to which a Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

REDEMPTION CHARGE (A SHARES)


A Shares of a Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or an SOI and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.



STABLE INCOME FUND

AMOUNT OF PURCHASE                                      PERIOD SHARES HELD                     CHARGE

$1,000,000 to $4,999,999                                Less than one year                      0.50%
                                                         One to two years                       0.25%
Over $5,000,000                                         Less than one year                      0.25%

INTERMEDIATE GOVERNMENT INCOME FUND,
INCOME FUND, TOTAL RETURN BOND FUND AND THE
TAX-FREE FIXED INCOME FUNDS

AMOUNT OF PURCHASE                                      PERIOD SHARES HELD                     CHARGE

$1,000,000 to $2,499,999                                Less than one year                      0.75%
                                                         One to two years                       0.50%
$2,500,000 to $4,999,999                                Less than one year                      0.50%
Over $5,000,000                                         Less than one year                      0.25%


  EQUITY FUNDS

  AMOUNT OF PURCHASE                                  PERIOD SHARES HELD                         CHARGE

  $1,000,000 to $2,499,999                            Less than one year                         1.00%
                                                      One to two years                           0.75%
  $2,500,000 to $4,999,999                            Less than one year                         0.50%
  Over $5,000,000                                     Less than one year                         0.25%



The charge on shares purchased through an exchange from another Fund is based upon the original purchase date and price of the other Fund's shares. As discussed below, there may be charges in connection with the SOI and the ROA in certain cases.

STATEMENT OF INTENTION. There may be charges on redemptions of A Shares purchased without an initial sales charge pursuant to an SOI that are redeemed within the first two years after purchase. If a shareholder purchases $1,000,000 or more within a 13 month period under an SOI, no initial sales charge will apply with respect to the entire amount purchased. However, a charge will apply with respect to the entire amount purchased if the shareholder fails to purchase $1,000,000 or more of A Shares under the SOI. The holding period for each A Share shall be determined from the date the share was purchased. If the shareholder redeems A Shares during the period that the SOI is in effect, a charge will be assessed at the time the shareholder has purchased $1,000,000 or more worth of A Shares pursuant to the SOI at the rate applicable in the case of a single purchase of the minimum amount specified in the SOI. If the shareholder purchases less than the amount specified under the SOI, an additional contingent deferred sales charge may be assessed in respect of A Shares previously redeemed based on the amount actually purchased pursuant to the SOI.

RIGHT OF ACCUMULATION. The charge will be a charge assessed on A Shares purchased without an initial sales charge pursuant to the ROA that are redeemed within the first two years after purchase. No initial sales charge will apply to A Shares purchased if the value of those shares on the date of purchase plus the net asset value of all A Shares held by the shareholder (as of the close of business on the previous Fund Business Day) exceed $1,000,000. In that case, the charge will apply to redemptions of shares within the first two years after purchase. For example, if a shareholder has made prior purchases of A Shares which now have a value of $900,000, the purchase of $150,000 of A Shares will not be subject to an initial sales charge but will be subject to the charge upon redemption described above. The $900,000 of A Shares would not be subject to the charge.

REINSTATEMENT PRIVILEGE. A Shares purchased by a shareholder within 60 days following the redemption by the shareholder of A Shares in the same Fund with a value at least equal to the A Shares being purchased will not be subject to a contingent deferred sales charge; provided, however, that this exemption is not applicable to more than two purchases within a 12-month period.

REDEMPTION CHARGE AND CONTINGENT DEFERRED SALES CHARGE (A SHARES, B SHARES AND C SHARES)

With respect to A Shares, B Shares and C Shares of the Funds, certain redemptions are not subject to any redemption or contingent deferred sales charge. No such charge is imposed on: (1) redemptions of shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by a Fund of shareholder accounts with low account balances; (3) redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (4) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan (for shareholders who purchased prior to October 1, 1999); and
(5) redemptions by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

CONVERSION OF B SHARES AND EXCHANGE SHARES

The conversion of Exchange Shares to Investor Shares and B Shares to A Shares is subject to the continuing availability of an opinion of counsel to the effect that: (1) the assessment of the distribution services fee with respect to the Exchange Shares and B Shares does not result in the Funds dividends or distributions constituting "preferential dividends" under the Code; and (2) the conversion of Exchange Shares and B Shares does not constitute a taxable event under Federal income tax law. The conversion of Exchange Shares to Investor Shares and B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions would occur, and shares might continue to be subject to a distribution services fee for an indefinite period, which may extend beyond the specified number of years for conversion of the original B Shares.

10.      TAXATION


Each Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since each Money Market Fund and Fixed Income Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of such Funds' dividends or distributions will qualify for the dividends-received deduction for corporations.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund or Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund or Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund or Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Fund or Portfolio upon the lapse or sale of such options held by such Fund or Portfolio will be either long-term or short-term capital gain or loss depending upon the Fund's (or Portfolio's) holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund or Portfolio will be treated as short-term capital gain or loss. In general, if a Fund or Portfolio exercises an option, or an option that a Fund or Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund or Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's (or Portfolio's) gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) a Fund's (or Portfolio's) holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund or Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund or Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Fund's (or Portfolio's) investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund or Portfolio may be forced to sell other portfolio securities.

If International Fund is eligible to do so, the Fund intends to file an election with the Internal Revenue Service to pass through to its shareholders its share of the foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to: (1) include in gross income rata share of foreign taxes paid by the Fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against federal income taxes. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. Under recently enacted legislation, a shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend.

11.  ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS OF THE FUNDS


DETERMINATION OF NET ASSET VALUE - MONEY MARKET FUNDS


Pursuant to the rules of the SEC, the Board has established procedures to stabilize each Money Market Funds' net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

COUNSEL AND AUDITORS


Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel LLP,1200 G Street, NW, Washington DC 20005.

KPMG, LLP, 99 High Street, Boston, MA 02110, independent auditors, served as the independent auditors for the Trust for the fiscal years ended May 31, 1994 and thereafter. For the prior fiscal periods another audit firm acted as independent auditors of the Trust's predecessor corporation.

GENERAL INFORMATION


The Trust is divided into thirty nine separate series representing shares of the Funds. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, separate classes of shares under the provisions of 1940 Act.

The Board has determined that currently no conflict of interest exists between or among each Fund's classes of shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in the investment advisory agreement with Norwest that if Norwest ceases to act as Adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares (such as Exchange Shares); the costs of doing so will be borne by the Trust.

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

A Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. When required by the 1940 Act and other applicable law, a Fund investing in a Portfolio will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders.

From time to time, certain shareholders may own a large percentage of the shares of the Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE AND GATEWAY STRUCTURE


Certain Funds seek to achieve their investment objectives by investing all of their investable assets in Portfolios. Accordingly, the Portfolios directly acquires portfolio securities and the Funds acquire an indirect interest in those securities. The Portfolios are separate series of Core Trust and Schroder Core, business trusts organized under the laws of the State of Delaware in 1994. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other series of Core Trust or Schroder Core.

THE PORTFOLIOS. The Funds' investments in the Portfolios are in the form of non-transferable beneficial interests. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses.

Portfolios do not sell its shares directly to members of the general public. Other investors in Portfolios, such as other investment companies, that might sell their shares to the public are not be required to sell their shares at the same public offering price as the Funds, and could have different advisory and other fees and expenses than the Funds. Therefore, Fund shareholders may have different returns than shareholders in other investment companies that invest in the Portfolios. Information regarding any such funds is available by calling Forum at (207) 879-0001.

CERTAIN RISKS OF INVESTING IN PORTFOLIOS. The Funds' investment in the Portfolios may be affected by the actions of other large investors in the Portfolios. For example, if a Portfolio had a large investor other than a Fund that redeemed its interest, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, other investors holding a majority interest in a Portfolio could have voting control of the Portfolio.

A Fund may withdraw its entire investment from a Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

BANKING LAW MATTERS


Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate that may also perform transfer agency or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

SHAREHOLDINGS


Table 7 to Appendix B lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of September 1, 1999.

FINANCIAL STATEMENTS


The financial statements of each Fund for the fiscal year ended May 31, 1999 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights and portfolios of investments) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

REGISTRATION STATEMENT


This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates municipal and corporate bond issues, including convertible issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's ranks in the higher end of its generic rating category are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

STANDARD & POOR'S ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. The capacity to meet the financial commitment on the obligation is extremely strong.

Bonds rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the highest-rated issues only in small degree.

Bonds rated A have a strong capacity to meet the financial commitment on the obligation, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated in higher-rated categories.

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation than in higher-rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated BB have less vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation.

Bonds rated B are more vulnerable to nonpayment then bonds rated BB, but currently have the capacity to meet the financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation.

Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet the financial commitment on the obligation.

Bonds rated CC are currently highly vulnerable to nonpayment.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments are being continued.

Bonds are rated D when the issue is in payment default. The D rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The D rating will also be used upon the filing of the bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

PREFERRED STOCK

MOODY'S

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH

Fitch utilizes the same ratings criteria in rating preferred stock as it does in rating corporate bond issues, as described earlier in this Appendix.

SHORT TERM MUNICIPAL LOANS

Moody's. Moody's highest rating for short-term municipal loans is MIG 1/VMIG 1. A rating of MIG 1/VMIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG 2/VMIG 2 designation are of high quality. Margins of protection are ample although not so large as in the MIG 1/VMIG 1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

SHORT TERM DEBT (INCLUDING COMMERCIAL PAPER)

MOODY'S

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment capacity of rated issuers.

Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

S&P

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. An A-1 designation indicates the highest category and that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5. Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Default. Issues assigned this rating are in actual or imminent payment default.

LOC. The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                        APPENDIX B - MISCELLANEOUS TABLES



TABLE 1 - INVESTMENT ADVISORY FEES


The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. That table also shows the dollar amount of fees payable under the investment advisory agreements between Schroder and Core Trust with respect to each applicable portfolio the amount of fee that was waived by Schroder, if any, and the actual fee received by Schroder. The data is for the past three fiscal years or shorter period if the Fund/Portfolio has been in operation for a shorter period.


                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         8,604,888           640,532        7,964,356
     Year Ended May 31, 1997                         2,805,919                 0        2,805,919

READY CASH INVESTMENT FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         3,344,445                 0        3,344,445
     Year Ended May 31, 1997                         6,267,045            50,148        6,216,897

U.S. GOVERNMENT FUND
     Year Ended May 31, 1999                         3,827,097                 0        3,827,097
     Year Ended May 31, 1998                         3,114,327                 0        3,114,327
     Year Ended May 31, 1997                         2,538,240                 0        2,538,240

TREASURY FUND
     Year Ended May 31, 1999                         2,328,016                 0        2,328,016
     Year Ended May 31, 1998                         1,836,567                 0        1,836,567
     Year Ended May 31, 1997                         1,548,275                 0        1,548,275

MUNICIPAL MONEY MARKET FUND
     Year Ended May 31, 1999                         3,911,866                 0        3,911,866
     Year Ended May 31, 1998                         2,961,387           165,379        2,796,008
     Year Ended May 31, 1997                         2,394,475           369,405        2,025,070

STABLE INCOME FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                           406,937                 0          406,937
     Year Ended May 31, 1997                           334,768                 0          334,768




                                       B-1








                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

LIMITED TERM GOVERNMENT INCOME FUND
     Year Ended May 31, 1999                           242,027            45,680          196,347
     Year Ended May 31, 1998                           141,185           119,793           21,392

INTERMEDIATE GOVERNMENT INCOME FUND
     Year Ended May 31, 1999                         1,470,878                 0        1,470,878
     Year Ended May 31, 1998                         1,315,676                 0        1,315,676
     Year Ended May 31, 1997                         1,355,907                 0        1,355,907

DIVERSIFIED BOND FUND
     Year Ended May 31, 1999                           393,692           392,977              715
     Year Ended May 31, 1998                           928,687           376,973          551,714
     Year Ended May 31, 1997                           598,019                 0          598,019

INCOME FUND
     Year Ended May 31, 1999                         1,735,605                 0        1,735,605
     Year Ended May 31, 1998                         1,404,711            90,387        1,314,324
     Year Ended May 31, 1997                         1,385,988           277,198        1,108,790

TOTAL RETURN BOND FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                           524,944                 0          524,944
     Year Ended May 31, 1997                           651,181           357,998          293,183

LIMITED TERM TAX-FREE FUND
     Year Ended May 31, 1999                           344,741            29,395          315,346
     Year Ended May 31, 1998                           242,621            89,967          152,654
     Year Ended May 31, 1997                            88,741            63,145           25,596

TAX-FREE INCOME FUND
     Year Ended May 31, 1999                         1,808,783            19,399        1,789,384
     Year Ended May 31, 1998                         1,566,676           488,601        1,078,075
     Year Ended May 31, 1997                         1,537,966         1,236,539          301,427

COLORADO TAX-FREE FUND
     Year Ended May 31, 1999                           442,396            70,194          372,202
     Year Ended May 31, 1998                           332,299           137,295          195,005
     Year Ended May 31, 1997                           299,582           238,690           60,892

MINNESOTA INTERMEDIATE TAX-FREE FUND
     Year Ended May 31, 1999                           540,960                 0          540,960
     Year Ended May 31, 1998                           348,564                 0          348,564





                                       B-2







                                                     Advisory Fee     Advisory Fee      Advisory Fee
                                                        Payable          Waived           Retained

MINNESOTA TAX-FREE FUND
     Year Ended May 31, 1999                           394,355            81,990          312,365
     Year Ended May 31, 1998                           298,301           163,748          134,553
     Year Ended May 31, 1997                           212,616           190,702           21,914

STRATEGIC INCOME FUND
     Year Ended May 31, 1999                           631,949           357,651          274,298
     Year Ended May 31, 1998                         1,096,749           289,099          807,650
     Year Ended May 31, 1997                           589,365                 0          589,365

MODERATE BALANCED FUND
     Year Ended May 31, 1999                         1,226,997           538,523          688,474
     Year Ended May 31, 1998                         2,851,253           561,191        2,290,062
     Year Ended May 31, 1997                         2,185,490                 0        2,185,490

GROWTH BALANCED FUND
     Year Ended May 31, 1999                         1,854,353           823,243        1,031,110
     Year Ended May 31, 1998                         4,082,857           713,392        3,369,465
     Year Ended May 31, 1997                         2,688,223                 0        2,688,223

AGGRESSIVE BALANCED-EQUITY FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                            17,317             6,163           11,154

INCOME EQUITY FUND
     Year Ended May 31, 1999                            41,549            14,549                0
     Year Ended May 31, 1998                         5,115,544                 0        5,115,544
     Year Ended May 31, 1997                         1,906,693                 0        1,906,693
INDEX FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                           915,590                 0          915,590
     Year Ended May 31, 1997                           563,081           212,327          350,754

VALUGROWTH STOCK FUND
     Year Ended May 31, 1999                         3,347,114               203        3,346,911
     Year Ended May 31, 1998                         4,141,066            25,276        4,115,790
     Year Ended May 31, 1997                         1,475,664            18,446        1,457,218




                                      B-3






                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1999                         4,237,011         1,122,346        3,114,665
     Year Ended May 31, 1998                        11,044,445         1,443,556        9,600,889
     Year Ended May 31, 1997                         6,874,776                 0        6,874,776

GROWTH EQUITY FUND
     Year Ended May 31, 1999                         2,425,572                 0        2,425,572
     Year Ended May 31, 1998                         9,442,925           410,824        9,032,101
     Year Ended May 31, 1997                         7,205,405                 0        7,205,405

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         1,153,835                 0        1,153,835
     Year Ended May 31, 1997                           651,110                 0          651,110

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         1,679,232                 0        1,679,232
     Year Ended May 31, 1997                         1,481,914           419,413        1,062,501

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         6,198,447                 0        6,198,447
     Year Ended May 31, 1997                         3,513,581                 0        3,513,581

DIVERSIFIED SMALL CAP FUND
     Year Ended May 31, 1999                            87,077            87,077                0
     Year Ended May 31, 1998                            24,811             5,712           19,099
     Year Ended May 31, 1997                               N/A               N/A              N/A

SMALL CAP OPPORTUNITIES FUND
     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         1,161,941                 0        1,161,941
     Year Ended May 31, 1997                               N/A               N/A              N/A

INTERNATIONAL FUND*
     Year Ended May 31, 1999                           680,154                 0          680,154
     Year Ended May 31, 1998                         1,550,535            75,568        1,474,967
     Year Ended May 31, 1997                           812,485                 0          812,485

*    Represents investment advisory fees paid to Schroder Capital Management Inc. by International Portfolio of Core Trust.


TABLE 2 - MANAGEMENT FEES


The following table shows the dollar amount of fees payable to: (1) Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding); (2) Norwest for its administrative services with respect to Small Cap Opportunities Fund and International Fund; and (3) Forum with respect to its administrative securities with respect to each applicable Portfolio. Also shown are the amount of fees that were waived by Forum and Norwest, if any, and the actual fees received by Forum and Norwest. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.



(i) MANAGEMENT FEES TO FORUM
                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND
     Year Ended May 31, 1999                         1,385,002           986,018          398,984
     Year Ended May 31, 1998                         3,708,842         2,416,284        1,292,558
     Year Ended May 31, 1997                         1,252,466           127,192        1,125,274

U.S. GOVERNMENT FUND
     Year Ended May 31, 1999                         1,427,957                 0        1,427,957
     Year Ended May 31, 1998                         2,134,700           281,603        1,853,097
     Year Ended May 31, 1997                         1,140,934            12,114        1,128,820

TREASURY FUND
     Year Ended May 31, 1999                           803,340           247,242          556,098
     Year Ended May 31, 1998                         1,154,681           854,503          300,178
     Year Ended May 31, 1997                           728,447           595,668          132,779

READY CASH INVESTMENT FUND
Investor Shares
     Year Ended May 31, 1999                           640,686                 0          640,686
     Year Ended May 31, 1998                         1,181,535                 0        1,181,535
     Year Ended May 31, 1997                         1,070,654            14,082        1,056,572
Exchange Shares
     Year Ended May 31, 1999                               818               818                0
     Year Ended May 31, 1998                               643               511              132
     Year Ended May 31, 1997                               850               850                0




                                      B-5






                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

MUNICIPAL MONEY MARKET FUND
Investor Shares
     Year Ended May 31, 1999                            42,530            31,903           10,627
     Year Ended May 31, 1998                            90,303            54,201           36,102
     Year Ended May 31, 1997                           121,330            78,834           42,496
Institutional Shares
     Year Ended May 31, 1999                           568,213           482,532           85,681
     Year Ended May 31, 1998                           806,431           581,515          224,916
     Year Ended May 31, 1997                         1,275,270         1,017,363          257,907

STABLE INCOME FUND
A Shares
     Year Ended May 31, 1999                             2,191             2,191                0
     Year Ended May 31, 1998                            10,850            10,698              152
     Year Ended May 31, 1997                            12,730            12,730                0
B Shares
     Year Ended May 31, 1999                               518               518                0
     Year Ended May 31, 1998                             1,632             1,608               24
     Year Ended May 31, 1997                               799               799                0
I Shares
     Year Ended May 31, 1999                            41,464                 0           41,464
     Year Ended May 31, 1998                           143,795           135,804            7,991
     Year Ended May 31, 1997                            98,060            98,060                0

LIMITED TERM GOVERNMENT INCOME FUND
I Shares
     Year Ended May 31, 1999                            36,671            32,298            4,373
     Year Ended May 31, 1998                            42,783            35,705            7,078

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
     Year Ended May 31, 1999                             8,600             8,600                0
     Year Ended May 31, 1998                            12,708            12,708                0
     Year Ended May 31, 1997                            14,471            14,471                0
B Shares
     Year Ended May 31, 1999                             4,378             4,378                0
     Year Ended May 31, 1998                             8,527             8,527                0
     Year Ended May 31, 1997                             9,953             9,953                0
I Shares
     Year Ended May 31, 1999                           209,982                 0          209,982
     Year Ended May 31, 1998                           373,544           169,833          203,711
     Year Ended May 31, 1997                           386,457           151,928          234,529





                                       B-6






                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

DIVERSIFIED BOND FUND
I Shares
     Year Ended May 31, 1999                            39,369            36,238            3,131
     Year Ended May 31, 1998                           175,669           143,270           32,399
     Year Ended May 31, 1997                           170,862           110,901           59,961

INCOME FUND
A Shares
     Year Ended May 31, 1999                             5,384             5,384                0
     Year Ended May 31, 1998                             5,783             5,783                0
     Year Ended May 31, 1997                            10,585            10,585                0
B Shares
     Year Ended May 31, 1999                             3,236             3,236                0
     Year Ended May 31, 1998                             3,966             3,966                0
     Year Ended May 31, 1997                             6,826             6,826                0
I Shares
     Year Ended May 31, 1999                           164,941                 0          164,941
     Year Ended May 31, 1998                           271,193           155,655          115,539
     Year Ended May 31, 1997                           536,985           436,300          100,685

TOTAL RETURN BOND FUND
A Shares
     Year Ended May 31, 1999                               496               496                0
     Year Ended May 31, 1998                             3,833             3,557              275
     Year Ended May 31, 1997                             5,187             5,187                0
B Shares
     Year Ended May 31, 1999                               745               745                0
     Year Ended May 31, 1998                             2,996             2,890              107
     Year Ended May 31, 1997                             4,508             4,508                0
I Shares
     Year Ended May 31, 1999                            25,270                 0           25,270
     Year Ended May 31, 1998                           149,374           108,471           40,903
     Year Ended May 31, 1997                           250,777            24,127          226,650

LIMITED TERM TAX-FREE FUND
I Shares
     Year Ended May 31, 1999                            34,474            32,568            1,906
     Year Ended May 31, 1998                            48,524             2,408           46,116
     Year Ended May 31, 1997                            17,748            17,748                0




                                       B-7






                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

TAX-FREE INCOME FUND
A Shares
     Year Ended May 31, 1999                            21,483            20,406            1,077
     Year Ended May 31, 1998                            30,973            21,230            9,743
     Year Ended May 31, 1997                            58,862            42,638           16,224
B Shares
     Year Ended May 31, 1999                             6,812             6,812                0
     Year Ended May 31, 1998                             9,109             9,109                0
     Year Ended May 31, 1997                            13,295            13,295                0
I Shares
     Year Ended May 31, 1999                           152,583            39,056          113,527
     Year Ended May 31, 1998                           273,202            13,953          259,249
     Year Ended May 31, 1997                           543,029           288,245          254,784

COLORADO TAX-FREE FUND
A Shares
     Year Ended May 31, 1999                            19,380            15,723            3,657
     Year Ended May 31, 1998                            30,680            13,964           16,716
     Year Ended May 31, 1997                            54,902            49,840            5,062
B Shares
     Year Ended May 31, 1999                             4,886             4,296              590
     Year Ended May 31, 1998                             7,903             3,625            4,278
     Year Ended May 31, 1997                            13,532            13,115              417
I Shares
     Year Ended May 31, 1999                            19,973             6,616           13,357
     Year Ended May 31, 1998                            27,877             2,466           25,411
     Year Ended May 31, 1997                            51,399            44,432            6,967

MINNESOTA INTERMEDIATE TAX-FREE FUND
I Shares
     Year Ended May 31, 1999                           108,192            68,549           39,643
     Year Ended May 31, 1998                           139,426            97,043           42,383

MINNESOTA TAX-FREE FUND
A Shares
     Year Ended May 31, 1999                            18,116            11,044            7,072
     Year Ended May 31, 1998                            30,180            13,327           16,853
     Year Ended May 31, 1997                            51,795            33,434           18,361
B Shares
     Year Ended May 31, 1999                             9,838             7,060            2,778
     Year Ended May 31, 1998                            13,523             6,377            7,146
     Year Ended May 31, 1997                            20,364            14,581            5,783
I Shares
     Year Ended May 31, 1999                            11,481             1,109           10,372
     Year Ended May 31, 1998                            15,957             2,320           13,637
     Year Ended May 31, 1997                            12,888            10,362            2,526




                                       B-8






                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

STRATEGIC INCOME FUND
     Year Ended May 31, 1999                            63,195            54,653            8,542
     Year Ended May 31, 1998                           205,059           175,249           29,810
     Year Ended May 31, 1997                           130,970           115,223           15,747

MODERATE BALANCED FUND
     Year Ended May 31, 1999                           122,700           104,728           17,972
     Year Ended May 31, 1998                           515,913           362,625          153,288
     Year Ended May 31, 1997                           412,357           278,998          133,359

GROWTH BALANCED FUND
     Year Ended May 31, 1999                           185,436           127,099           58,337
     Year Ended May 31, 1998                           706,519           467,784          238,735
     Year Ended May 31, 1997                           463,486           303,389          160,097

AGGRESSIVE BALANCED-EQUITY FUND
I Shares
     Year Ended May 31, 1999                             4,155             1,874            2,281
     Year Ended May 31, 1998                             2,799             2,363              436

INCOME EQUITY FUND
A Shares
     Year Ended May 31, 1999                            21,865            15,865            6,000
     Year Ended May 31, 1998                            63,767            57,043            6,724
     Year Ended May 31, 1997                            37,101            30,944            6,157
B Shares
     Year Ended May 31, 1999                            20,922            17,546            3,376
     Year Ended May 31, 1998                            53,134            49,294            3,840
     Year Ended May 31, 1997                            23,583            23,583                0
C Shares
     Year Ended May 31, 1999                                50                50                0
I Shares
     Year Ended May 31, 1999                           330,695                 0          330,695
     Year Ended May 31, 1998                           998,134           508,066          490,068
     Year Ended May 31, 1997                           320,654           168,477          152,177

INDEX FUND
     Year Ended May 31, 1999                           234,899           181,337           53,562
     Year Ended May 31, 1998                           688,118           460,858          227,260
     Year Ended May 31, 1997                           375,387           213,759          161,628





                                       B-9






                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1999                            11,065             9,909            1,156
     Year Ended May 31, 1998                            22,896            13,687            9,209
     Year Ended May 31, 1997                            33,232            29,323            3,909
B Shares
     Year Ended May 31, 1999                             4,149             4,116               33
     Year Ended May 31, 1998                             7,763             7,763                0
     Year Ended May 31, 1997                            11,318            11,318                0
I Shares
     Year Ended May 31, 1999                           197,355           112,588           84,767
     Year Ended May 31, 1998                           499,641            22,453          477,188
     Year Ended May 31, 1997                           324,366           194,534          129,832

DIVERSIFIED EQUITY FUND
A Shares
     Year Ended May 31, 1999                            15,455            15,455                0
     Year Ended May 31, 1998                            48,577            39,759            8,818
     Year Ended May 31, 1997                            14,322            14,322                0
B Shares
     Year Ended May 31, 1999                            23,851            23,720              131
     Year Ended May 31, 1998                            68,828            55,455           13,373
     Year Ended May 31, 1997                            15,913            15,913                0
C Shares
     Year Ended May 31, 1999                                42                42                0
I Shares
     Year Ended May 31, 1999                           384,354           160,439          223,915
     Year Ended May 31, 1998                         1,699,994           938,395          761,599
     Year Ended May 31, 1997                         1,027,423           723,040          304,383

GROWTH EQUITY FUND
A Shares
     Year Ended May 31, 1999                             4,637             4,637                0
     Year Ended May 31, 1998                            25,645            17,603            8,042
     Year Ended May 31, 1997                            10,336            10,336                0
B Shares
     Year Ended May 31, 1999                             4,386             4,386                0
     Year Ended May 31, 1998                            16,845            11,552            5,293
     Year Ended May 31, 1997                             4,347             4,347                0
C Shares
     Year Ended May 31, 1999                                 7                 7                0
I Shares
     Year Ended May 31, 1999                           233,527           121,908          111,619
     Year Ended May 31, 1998                         1,342,900           788,748          554,152
     Year Ended May 31, 1997                           785,917           545,815          240,102

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1999                           133,226            60,044           73,182
     Year Ended May 31, 1998                           204,037           127,981           76,056
     Year Ended May 31, 1997                           100,171            87,896           12,275




                                       B-10




                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                       PAYABLE            WAIVED         RETAINED

DIVERSIFIED SMALL CAP FUND
A Shares
     Year Ended May 31, 1999                               306               306                0
B Shares
     Year Ended May 31, 1999                                45                45                0
I Shares
     Year Ended May 31, 1999                             8,357             3,723            4,634
     Year Ended May 31, 1998                             2,430             2,294              136

SMALL COMPANY STOCK FUND
A Shares
     Year Ended May 31, 1999                             1,564             1,564                0
     Year Ended May 31, 1998                            10,418            10,094              324
     Year Ended May 31, 1997                            11,966            10,318            1,648
B Shares
     Year Ended May 31, 1999                             1,002             1,002                0
     Year Ended May 31, 1998                             6,721             6,646               75
     Year Ended May 31, 1997                             8,329             8,329                0
I Shares
     Year Ended May 31, 1999                            14,191            14,191                0
     Year Ended May 31, 1998                           200,997           124,654           76,343
     Year Ended May 31, 1997                           276,089            90,214          185,875

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1999                           146,508            95,340           51,168
     Year Ended May 31, 1998                           766,560           383,589          382,971
     Year Ended May 31, 1997                           390,398           185,644          204,754

SMALL CAP OPPORTUNITIES FUND
A Shares
     Year Ended May 31, 1999                             1,413             1,413                0
     Year Ended May 31, 1998                             4,015             1,641            2,374
     Year Ended May 31, 1997                               122               122                0
B Shares
     Year Ended May 31, 1999                             1,220             1,220                0
     Year Ended May 31, 1998                             2,836             1,147            1,689
     Year Ended May 31, 1997                                44                44                0
I Shares
     Year Ended May 31, 1999                            57,875            32,948           24,927
     Year Ended May 31, 1998                           243,348            39,205          204,143
     Year Ended May 31, 1997                            26,560            26,560                0




                                       B-11




                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                       PAYABLE            WAIVED         RETAINED

INTERNATIONAL FUND
A Shares
     Year Ended May 31, 1999                             1,643             1,643                0
     Year Ended May 31, 1998                             6,976             1,907            5,069
     Year Ended May 31, 1997                             1,494             1,494                0
B Shares
     Year Ended May 31, 1999                             1,011             1,011                0
     Year Ended May 31, 1998                             4,704             1,709            2,995
     Year Ended May 31, 1997                             1,247             1,247                0
I Shares
     Year Ended May 31, 1999                           133,377                 0          133,377
     Year Ended May 31, 1998                           601,498               850          600,648
     Year Ended May 31, 1997                           177,707             4,264          173,443



 (ii) ADMINISTRATIVE FEES TO NORWEST
                                                    ADMINISTRATIVE   ADMINISTRATIVE    ADMINISTRATIVE
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

SMALL CAP OPPORTUNITIES FUND
A Shares
     Year Ended May 31, 1999                            14,131                 0           14,131
     Year Ended May 31, 1998                             7,924                 0            7,924
B Shares
     Year Ended May 31, 1999                            12,198                 0           12,198
     Year Ended May 31, 1998                             5,640                 0            5,640
I Shares
     Year Ended May 31, 1999                           578,754                 0          578,754
     Year Ended May 31, 1998                           471,297                 0          471,297

INTERNATIONAL FUND
A Shares
     Year Ended May 31, 1999                             8,216                 0            8,216
     Year Ended May 31, 1998                             7,230                 0            7,230
B Shares
     Year Ended May 31, 1999                             5,053                 0            5,053
     Year Ended May 31, 1998                             4,875                 0            4,875
I Shares
     Year Ended May 31, 1999                           666,885                 0          666,885
     Year Ended May 31, 1998                           623,325                 0          623,325
     Year Ended May 31, 1997                           451,118                 0          451,118



TABLE 3 - DISTRIBUTION FEES


The following table shows the dollar amount of fees payable to Forum for its distribution services with respect to each Fund (or class thereof), the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. All maintenance fees were waived by Forum during the fiscal year ended May 31, 1999. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. Only Exchange Shares and B Shares incur distribution fees.


                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
READY CASH INVESTMENT FUND
Exchange Shares
     Year Ended May 31, 1999                            10,904                 0           10,904
     Year Ended May 31, 1998                             3,759               940            2,819
     Year Ended May 31, 1997                             4,249             1,062            3,187

STABLE INCOME FUND
B Shares
     Year Ended May 31, 1999                            20,728                 0           20,728
     Year Ended May 31, 1998                            14,253             3,563           10,690
     Year Ended May 31, 1997                             7,992             1,998            5,994

INTERMEDIATE GOVERNMENT INCOME FUND
B Shares
     Year Ended May 31, 1999                            87,552                 0           87,552
     Year Ended May 31, 1998                            86,167            21,542           64,625
     Year Ended May 31, 1997                            99,968            24,882           75,086

INCOME FUND
B Shares
     Year Ended May 31, 1999                            64,717                 0           64,717
     Year Ended May 31, 1998                            39,664             9,916           29,748
     Year Ended May 31, 1997                            34,127             8,532           25,595

TOTAL RETURN BOND FUND
B Shares
     Year Ended May 31, 1999                            29,816                 0           29,816
     Year Ended May 31, 1998                            24,563             6,141           18,422
     Year Ended May 31, 1997                            22,540             5,635           16,905

TAX-FREE INCOME FUND
B Shares
     Year Ended May 31, 1999                           136,247                 0          136,247
     Year Ended May 31, 1998                            91,107            22,777           68,330
     Year Ended May 31, 1997                            66,476            16,619           49,857

COLORADO TAX-FREE FUND
B Shares
     Year Ended May 31, 1999                            97,729                 0           97,729
     Year Ended May 31, 1998                            79,031            19,758           59,273
     Year Ended May 31, 1997                            67,660            16,915           50,745




                                       B-13







                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
MINNESOTA TAX-FREE FUND
B Shares
     Year Ended May 31, 1999                           196,769                 0          196,769
     Year Ended May 31, 1998                           135,230            33,808          101,423
     Year Ended May 31, 1997                           101,817            25,454           76,363

INCOME EQUITY FUND
B Shares
     Year Ended May 31, 1999                           836,884                 0          836,884
     Year Ended May 31, 1998                           481,065           120,266          360,799
     Year Ended May 31, 1997                           235,827            58,957          176,872

VALUGROWTH STOCK FUND
B Shares
     Year Ended May 31, 1999                            82,971                 0           82,971
     Year Ended May 31, 1998                            77,628            19,407           58,221
     Year Ended May 31, 1997                            56,592            14,148           42,444

DIVERSIFIED EQUITY FUND
B Shares
     Year Ended May 31, 1999                           954,051                 0          954,051
     Year Ended May 31, 1998                           567,355           141,839          425,516
     Year Ended May 31, 1997                           159,132            39,783          119,349

GROWTH EQUITY FUND
B Shares
     Year Ended May 31, 1999                           175,451                 0          175,451
     Year Ended May 31, 1998                           124,429            31,107           93,322
     Year Ended May 31, 1997                            43,471            10,868           32,603

SMALL COMPANY STOCK FUND
B Shares
     Year Ended May 31, 1999                            40,099                 0           40,099
     Year Ended May 31, 1998                            57,698            14,424           43,273
     Year Ended May 31, 1997                            41,641            10,410           31,231

SMALL CAP OPPORTUNITIES FUND
B Shares
     Year Ended May 31, 1999                            48,792                 0           48,792
     Year Ended May 31, 1998                            22,558             5,640           16,919
     Year Ended May 31, 1997                               431               108              323

INTERNATIONAL FUND
B Shares
     Year Ended May 31, 1999                            20,211                 0           20,211
     Year Ended May 31, 1998                            19,501             4,875           14,626
     Year Ended May 31, 1997                            12,465             3,116            9,349



TABLE 4 - SALES CHARGES


The following table shows: (1) the dollar amount of sales charges payable to Forum with respect to sales of A Shares (or of the respective Funds prior to the offering of multiple classes of shares); (2) the amount of sales charge retained by Forum and not reallowed to other persons; and (3) the amount of contingent deferred sales charge ("CDSL") paid to Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID

STABLE INCOME FUND
A Shares
     Year Ended May 31, 1999                             9,000                 0               --
     Year Ended May 31, 1998                             1,000             1,000               --
     Year Ended May 31, 1997                             3,200               320               --
B Shares
     Year Ended May 31, 1999                                --                --            1,000
     Year Ended May 31, 1998                                --                --            1,000
     Year Ended May 31, 1997                                --                --            6,526

INTERMEDIATE GOVERNMENT INCOME FUND
A Shares
     Year Ended May 31, 1999                            44,000                 0               --
     Year Ended May 31, 1998                            26,000                 0               --
     Year Ended May 31, 1997                            13,182             1,187               --
B Shares
     Year Ended May 31, 1999                                --                --            7,000
     Year Ended May 31, 1998                                --                --           14,000
     Year Ended May 31, 1997                                --                --           31,694

INCOME FUND
A Shares
     Year Ended May 31, 1999                           115,000            16,000               --
     Year Ended May 31, 1998                            68,000             8,000               --
     Year Ended May 31, 1997                            11,979             1,121               --
B Shares
     Year Ended May 31, 1999                                --                --            6,000
     Year Ended May 31, 1998                                --                --            6,000
     Year Ended May 31, 1997                                --                --           11,887

TOTAL RETURN BOND FUND
A Shares
     Year Ended May 31, 1999                             8,000             1,000               --
     Year Ended May 31, 1998                             8,000             1,000               --
     Year Ended May 31, 1997                             3,908               363               --
B Shares
     Year Ended May 31, 1999                                --                --            7,000
     Year Ended May 31, 1998                                --                --            4,000
     Year Ended May 31, 1997                                --                --            7,505





                                       B-15






                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID

TAX-FREE INCOME FUND
A Shares
     Year Ended May 31, 1999                           204,000                 0               --
     Year Ended May 31, 1998                           132,000             2,000               --
     Year Ended May 31, 1997                            74,101             6,646               --
B Shares
     Year Ended May 31, 1999                                --                --            6,000
     Year Ended May 31, 1998                                --                --            9,000
     Year Ended May 31, 1997                                --                --           15,724

COLORADO TAX-FREE FUND
A Shares
     Year Ended May 31, 1999                           128,000             2,000               --
     Year Ended May 31, 1998                           127,000             4,000               --
     Year Ended May 31, 1997                            38,085             3,321               --
B Shares
     Year Ended May 31, 1999                                --                --           11,000
     Year Ended May 31, 1998                                --                --           12,000
     Year Ended May 31, 1997                                --                --           11,889

MINNESOTA TAX-FREE FUND
A Shares
     Year Ended May 31, 1999                           141,000             3,000               --
     Year Ended May 31, 1998                           139,000             6,000               --
     Year Ended May 31, 1997                            53,290             4,744               --
B Shares
     Year Ended May 31, 1999                                --                --           30,000
     Year Ended May 31, 1998                                --                --            9,000
     Year Ended May 31, 1997                                --                --           13,097

GROWTH BALANCED FUND
A Shares
     Year Ended May 31, 1999                           101,000            11,000               --
     Year Ended May 31, 1998                               N/A               N/A               --
     Year Ended May 31, 1997                               N/A               N/A               --
B Shares
     Year Ended May 31, 1999                                --                --                0
     Year Ended May 31, 1998                                --                --              N/A
     Year Ended May 31, 1997                                --                --              N/A

INCOME EQUITY FUND
A Shares
     Year Ended May 31, 1999                           720,000            44,000               --
     Year Ended May 31, 1998                           692,000            69,000               --
     Year Ended May 31, 1997                           320,385             1,121               --
B Shares
     Year Ended May 31, 1999                                --                --          129,000
     Year Ended May 31, 1998                                --                --           62,000
     Year Ended May 31, 1997                                --                --           38,812



                                       16

                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID

VALUGROWTH STOCK FUND
A Shares
     Year Ended May 31, 1999                            39,000             2,000               --
     Year Ended May 31, 1998                            92,000             9,000               --
     Year Ended May 31, 1997                            38,540             3,759               --
B Shares
     Year Ended May 31, 1999                                --                --           14,000
     Year Ended May 31, 1998                                --                --            9,000
     Year Ended May 31, 1997                                --                --           10,770

DIVERSIFIED EQUITY FUND
A Shares
     Year Ended May 31, 1999                           611,000                 0               --
     Year Ended May 31, 1998                           853,000            70,000               --
     Year Ended May 31, 1997                           485,324             8,286               --
B Shares
     Year Ended May 31, 1999                                --                --          174,000
     Year Ended May 31, 1998                                --                --           87,000
     Year Ended May 31, 1997                                --                --           23,510

LARGE COMPANY GROWTH FUND
A Shares
     Year Ended May 31, 1999                         2,227,000           142,000               --
     Year Ended May 31, 1998                                --                --               --
     Year Ended May 31, 1997                                --                --               --
B Shares
     Year Ended May 31, 1999                                --                --           70,000
     Year Ended May 31, 1998                                --                --               --
     Year Ended May 31, 1997                                --                --               --

DIVERSIFIED SMALL CAP FUND
A Shares
     Year Ended May 31, 1999                            10,000                 0               --
     Year Ended May 31, 1998                                --                --               --
     Year Ended May 31, 1997                                --                --               --
B Shares
     Year Ended May 31, 1999                                --                --                0
     Year Ended May 31, 1998                                --                --               --
     Year Ended May 31, 1997                                --                --               --

GROWTH EQUITY FUND
A Shares
     Year Ended May 31, 1999                            66,000             4,000               --
     Year Ended May 31, 1998                           173,000            17,000               --
     Year Ended May 31, 1997                           175,495             5,347               --
B Shares
     Year Ended May 31, 1999                                --                --           32,000
     Year Ended May 31, 1998                                --                --           25,000
     Year Ended May 31, 1997                                --                --            6,972




                                      B-17





                                                         SALES          RETAINED            CDSL
                                                        CHARGES          AMOUNT             PAID

SMALL COMPANY STOCK FUND
A Shares
     Year Ended May 31, 1999                            23,000             2,000               --
     Year Ended May 31, 1998                            28,000             3,000               --
     Year Ended May 31, 1997                            23,419             2,335               --
B Shares
     Year Ended May 31, 1999                                --                --           14,000
     Year Ended May 31, 1998                                --                --            7,000
     Year Ended May 31, 1997                                --                --            6,411

SMALL CAP OPPORTUNITIES FUND
A Shares
     Year Ended May 31, 1999                            21,000                 0               --
     Year Ended May 31, 1998                           148,000            12,000               --
     Year Ended May 31, 1997                            11,604             1,178               --
B Shares
     Year Ended May 31, 1999                                --                --           19,000
     Year Ended May 31, 1998                                --                --            5,000
     Year Ended May 31, 1997                                --                --               --

INTERNATIONAL FUND
A Shares
     Year Ended May 31, 1999                            15,000             1,000               --
     Year Ended May 31, 1998                            12,000             1,000               --
     Year Ended May 31, 1997                             8,728               874
B Shares
     Year Ended May 31, 1999                                --                --            4,000
     Year Ended May 31, 1998                                --                --            3,000
     Year Ended May 31, 1997                                --                --            2,086



TABLE 5 - ACCOUNTING FEES


The following table shows the dollar amount of fees payable to FAcS for its accounting services with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS. The table also shows similar information with respect to each applicable Portfolio. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.



                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
CASH INVESTMENT FUND
     Year Ended May 31, 1999                            13,000                 0           13,000
     Year Ended May 31, 1998                           151,975                 0          151,975
     Year Ended May 31, 1997                            65,000                 0           65,000

U.S. GOVERNMENT FUND
     Year Ended May 31, 1999                            64,750                 0           64,750
     Year Ended May 31, 1998                            65,500                 0           65,500
     Year Ended May 31, 1997                            60,000                 0           60,000

TREASURY FUND
     Year Ended May 31, 1999                            61,750                 0           61,750
     Year Ended May 31, 1998                            63,000                 0           63,000
     Year Ended May 31, 1997                            54,500                 0           54,500

READY CASH INVESTMENT FUND
     Year Ended May 31, 1999                            34,000                 0           34,000
     Year Ended May 31, 1998                            61,678                 0           61,678
     Year Ended May 31, 1997                            86,000                 0           86,000

MUNICIPAL MONEY MARKET FUND
     Year Ended May 31, 1999                            97,750                 0           97,750
     Year Ended May 31, 1998                            95,000                 0           95,000
     Year Ended May 31, 1997                            90,000                 0           90,000

STABLE INCOME FUND
     Year Ended May 31, 1999                            37,500                 0           37,500
     Year Ended May 31, 1998                            93,585                 0           93,585
     Year Ended May 31, 1997                            92,500            26,041           66,459

LIMITED TERM GOVERNMENT INCOME FUND
I Shares
     Year Ended May 31, 1999                            39,250                 0           39,250
     Year Ended May 31, 1998                            33,000                 0           33,000

INTERMEDIATE GOVERNMENT INCOME FUND
     Year Ended May 31, 1999                            87,250                 0           87,250
     Year Ended May 31, 1998                            84,000                 0           84,000
     Year Ended May 31, 1997                            85,500            24,146           61,354

DIVERSIFIED BOND FUND
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            60,241                 0           60,241
     Year Ended May 31, 1997                            54,000            15,223           38,777




                                      B-19






                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED


INCOME FUND
     Year Ended May 31, 1999                            85,250                 0           85,250
     Year Ended May 31, 1998                            89,000                 0           89,000
     Year Ended May 31, 1997                            93,000                 0           93,000

TOTAL RETURN BOND FUND
     Year Ended May 31, 1999                            37,500                 0           37,500
     Year Ended May 31, 1998                            77,536                 0           77,536
     Year Ended May 31, 1997                            66,000                 0           66,000

LIMITED TERM TAX-FREE FUND
     Year Ended May 31, 1999                            42,250                 0           42,250
     Year Ended May 31, 1998                            38,000                 0           38,000
     Year Ended May 31, 1997                            24,000                 0           24,000

TAX-FREE INCOME FUND
     Year Ended May 31, 1999                            58,250                 0           85,250
     Year Ended May 31, 1998                            91,000                 0           91,000
     Year Ended May 31, 1997                            91,000                 0           91,000

COLORADO TAX-FREE FUND
     Year Ended May 31, 1999                            63,250                 0           63,250
     Year Ended May 31, 1998                            62,000                 0           62,000
     Year Ended May 31, 1997                            66,000                 0           66,000

MINNESOTA INTERMEDIATE TAX-FREE FUND
I Shares
     Year Ended May 31, 1999                            56,250                 0           56,250
     Year Ended May 31, 1998                            39,000                 0           39,000

MINNESOTA TAX-FREE FUND
     Year Ended May 31, 1999                            62,250                 0           62,250
     Year Ended May 31, 1998                            64,000                 0           64,000
     Year Ended May 31, 1997                            64,000                 0           64,000

STRATEGIC INCOME FUND
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            61,046                 0           61,046
     Year Ended May 31, 1997                            60,000            17,019           42,981

MODERATE BALANCED FUND
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                           123,798                 0          123,798
     Year Ended May 31, 1997                            62,000            17,546           44,454




                                       B-20






                                                          Fee              Fee               Fee
                                                        Payable          Waived           Retained

GROWTH BALANCED FUND
     Year Ended May 31, 1999                            37,501                 0           37,501
     Year Ended May 31, 1998                           131,371                 0          131,371
     Year Ended May 31, 1997                            61,000            17,237           43,763

AGGRESSIVE BALANCED-EQUITY FUND
I Shares
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                             9,943             9,468              475

INCOME EQUITY FUND
     Year Ended May 31, 1999                            45,500                 0           45,500
     Year Ended May 31, 1998                            88,615                 0           88,615
     Year Ended May 31, 1997                            71,500            20,160           51,340

VALUGROWTH STOCK FUND
     Year Ended May 31, 1999                            78,249                 0           78,249
     Year Ended May 31, 1998                            77,500                 0           77,500
     Year Ended May 31, 1997                            66,000                 0           66,000

INDEX FUND
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            89,560                 0           89,560
     Year Ended May 31, 1997                            60,000             8,393           51,607

DIVERSIFIED EQUITY FUND
     Year Ended May 31, 1999                            45,500                 0           45,500
     Year Ended May 31, 1998                           253,735                 0          253,735
     Year Ended May 31, 1997                            81,500            22,995           58,505

GROWTH EQUITY FUND
     Year Ended May 31, 1999                            45,500                 0           45,500
     Year Ended May 31, 1998                           242,383                 0          242,383
     Year Ended May 31, 1997                            79,000            22,311           56,689

LARGE COMPANY GROWTH FUND
     Year Ended May 31, 1999                            29,499                 0           29,499
     Year Ended May 31, 1998                            27,725                 0           27,725
     Year Ended May 31, 1997                            38,000            10,750           27,250

DIVERSIFIED SMALL CAP FUND
I Shares
     Year Ended May 31, 1999                            29,500                 0           29,500
     Year Ended May 31, 1998                             8,779             7,694            1,085

SMALL COMPANY STOCK FUND
     Year Ended May 31, 1999                            37,500                 0           37,500
     Year Ended May 31, 1998                            79,136                 0           79,136
     Year Ended May 31, 1997                            76,000                 0           76,000




                                       B-21






                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            75,865                 0           75,865
     Year Ended May 31, 1997                            55,000             5,536           49,464

SMALL CAP OPPORTUNITIES FUND
     Year Ended May 31, 1999                            37,501                 0           37,501
     Year Ended May 31, 1998                            70,244                 0           70,244
     Year Ended May 31, 1997                            26,057            26,057                0

INTERNATIONAL FUND
     Year Ended May 31, 1999                            37,500                 0           37,500
     Year Ended May 31, 1998                            84,830                 0           84,830
     Year Ended May 31, 1997                            36,000            10,148           25,852


TABLE 6 - COMMISSIONS


The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                                   Aggregate
                                                                Commissions Paid

DIVERSIFIED BOND FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A

STRATEGIC INCOME FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              14,867

MODERATE BALANCED FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              50,414

GROWTH BALANCED FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              83,720

INCOME EQUITY FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             301,308

INDEX FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             157,319

VALUGROWTH STOCK FUND
     Year Ended May 31, 1999                                           1,034,773
     Year Ended May 31, 1998                                           1,011,840
     Year Ended May 31, 1997                                             502,785

                                                                    Aggregate
                                                                Commissions Paid

DIVERSIFIED EQUITY FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             226,652

GROWTH EQUITY FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             130,483

LARGE COMPANY GROWTH FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                              59,924

SMALL COMPANY STOCK FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                             458,447

SMALL COMPANY GROWTH FUND
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                           1,365,750

SMALL CAP OPPORTUNITIES FUND*
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A

INTERNATIONAL FUND*
     Year Ended May 31, 1999                                                 N/A
     Year Ended May 31, 1998                                                 N/A
     Year Ended May 31, 1997                                                 N/A

* Reflects commission paid by the Portfolio(s) in which the Fund invests, the Funds paid no commissions directly during either year.

Table 7 - 5% Shareholders


The following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of September 1, 1999, as well as their percentage holding of all shares of the Fund. Certain persons own shares of the Funds of record only, including Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.



                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

CASH INVESTMENT FUND

                             Norwest Investment Services                   2,972,478,804.100       46.33        46.33
                             c/o Alex OConnor
                             608 2nd Ave S 8th  Floor  MS 0130
                             Minneapolis,  MN 55402-1916


                             EMSEG & Co                                      775,584,729.750       12.09        12.09
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Floor
                             Minneapolis, MN 55402-1110

                             EMSEG & Co                                    1,789,090,406.750       27.88        27.88
                             VP4530003
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Floor
                             Minneapolis, MN 55402-1110

READY CASH INVESTMENT FUND
      Investor Shares        Norwest Investment Services                     981,152,329.540       99.68        94.07
                             c/o Alex OConnor
                             608 2nd Ave S 8th  Floor  MS 0130
                             Minneapolis,  MN 55402-1916

        Exchange Shares      Norwest Investment Services                      60,282,535.340       99.90         5.78
                             c/o Alex Connor
                             608 2nd Ave S 8th  Floor  MS 0130
                             Minneapolis,  MN 55402-1916

    Public Entities Shares   Randy E Brehmer                                      95,008.930        6.07         0.01
                             And Elizabeth J Brehmer
                             6740 Country Oaks Rd
                             Excelsior, MN 55331-7731

                             Norwest Bank Cust IRA Acct of                       153,401.980        9.79         0.01
                             Mark Vukelich
                             3728 Evergreen Circle
                             White Bear, MN 55110-5768


                                       B-25


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

READY CASH INVESTMENT FUND
    Public Entities Shares   Norwest Bank Cust IRA Acct of                       132,705.150        8.47         0.01
            (cont)           Norwest Bank MN NA IRA C/F
                             Cust Mary G Koerber
                             611 S Mississippi
                             Mason City, IA 50401-5414

                             Dean Witter Reynolds Cust for                        85,594.920        5.46         0.01
                             Stephen Jude Johnson
                             P.O. Box 250 Church Street Station
                             New York, NY 10008-0250

                             Norwest Investment Services Inc.                     82,596.580        5.27         0.01
                             FBO 731314271
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55479-0162

                             Norwest Investment Services Inc.                    100,044.110        6.39         0.01
                             FBO 800075451
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55479-0162

U.S. GOVERNMENT FUND
                             Alpine & Co                                     192,898,586.600        5.85         5.85
                             Non Discretionary
                             1740 Broadway MS 8751
                             Denver, CO 80274

                             EMSEG & Co.                                   2,617,541,894.960       79.34        79.34
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Fl
                             Minneapolis, MN 55402-1110

                             Norwest Investment Services                     388,837,246.070       11.79        11.79
                             c/o Alex OConnor
                             608  2nd  Ave S  8th  Fl MS  0130
                             Minneapolis,  MN 55402-1916
Treasury Plus Fund
                             Alpine & Co                                      12,604,041.000       10.23        10.23
                             Non Discretionary
                             1740 Broadway MS 8751
                             Denver, CO 80274



                                       B-26


                                                                          SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
TREASURY PLUS FUND (CONT)
                             EMSEG & Co                                      107,031,066.820       86.85        86.85
                             VP4530003
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Floor
                             Minneapolis, MN 55402-1110

TREASURY FUND
                             EMSEG & Co.                                   1,052,286,353.980       63.42        63.42
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Fl
                             Minneapolis, MN 55402-1110

                             Norwest Bank Investment Services                324,856,656.120       19.58        19.58
                             c/o Alex OConnor
                             608  2nd  Ave S  8th  Fl MS  0130
                             Minneapolis,  MN 55402-1916

                             Alpine & Co                                     135,878,157.500        8.19         8.19
                             Discretionary
                             1740 Broadway MS 8751
                             Denver, CO 80274

MUNICIPAL MONEY MARKET FUND

      Investor Shares        Norwest Bank Investment Services                 42,792,539.020       98.28         4.08
                             c/o Alex OConnor
                             608  2nd  Ave S  8th  Fl MS  0130
                             Minneapolis,  MN 55402-1916

   Institutional Shares      Wells Fargo Bank                                 54,067,621.770        5.38         5.16
                             Fund Operations ACM
                             MAC #A0103-174
                             525 Market St 17th Floor
                             San Francisco, CA 94105-2708

                             Norwest Bank Investment Services                130,398,214.380       12.99        12.45
                             c/o Alex OConnor
                             608  2nd  Ave S  8th  Fl MS  0130
                             Minneapolis,  MN 55402-1916

                             EMSEG & Co.                                     448,123,720.630       44.63        42.77
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Fl
                             Minneapolis, MN 55402-1110

                             EMSEG & Co.                                     335,218,380.050       33.39        32.00
                             Attn Cash Sweep Processing
                             510 Marquette Ave 4th Fl
                             Minneapolis, MN 55402-1110



                                       B-27


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

STABLE INCOME FUND
         A Shares            Norwest Investment Services Inc.                     90,810.627       10.15         0.47
                             FBO 021219031
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc.                     45,360.579        5.07         0.24
                             FBO 021263911
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55479-0162

                             Norwest Investment Services Inc.                    199,328.978       22.29         1.04
                             FBO 021453811
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55479-0162

                             Norwest Investment Services Inc.                     79,995.417        8.94         0.42
                             FBO 705734561
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         B Shares            Norwest Investment Services Inc.                     18,054.993        7.23         0.09
                             FBO 101114091
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc.                     20,446.946        8.16         0.11
                             FBO 102953761
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc.                     29,594.520       11.85         0.15
                             FBO 731186551
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc.                     20,072.151        8.04         0.10
                             FBO 708238851
                             Norwest Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55479-0162




                                       B-28



                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
STABLE INCOME FUND (CONT)
         I Shares            EMSEG & Co                                        1,731,122.903        9.62         9.04
                             Stable Income Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                       12,440,240.034       69.30        64.97
                             Stable Income Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

LIMITED TERM GOVERNMENT
INCOME FUND
                             EMSEG & Co                                          542,198.611        6.45         6.45
                             Limited Term Government Income Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        1,737,535.871       20.67        20.67
                             Limited Term Government Income Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        5,202,246.404       61.88        61.88
                             Limited Term Government Income Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

INTERMEDIATE GOVERNMENT
INCOME FUND
         A Shares            WealthBuilder II Growth Balanced                    290,056.474       16.78         0.72
                             Intermediate US Govt Fund
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             Norwest Investment Services, Inc.                    96,447.804        5.58         0.24
                             FBO 106727721
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916



                                      B-29


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

INTERMEDIATE GOVERNMENT
INCOME FUND (CONT)

         I Shares            Dentru & Co                                       4,936,222.038       13.02        12.23
                             1740 Broadway Mail 8676
                             Denver, Co 80274-0001

                             EMSEG & Co                                       17,977,534.223       47.44        44.55
                             Intermediate U.S. Government Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        8,499,905.506       22.43        21.06
                             Intermediate U.S. Government Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

                             EMSEG & Co                                        4,561,513.897       12.04        11.30
                             Intermediate U.S. Government Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

DIVERSIFIED BOND FUND
                             Seret & Co                                          627,273.064        8.98         8.98
                             Attn Jill Siekmeier
                             C/O Norwest Bank  Colorado NA 1740 Broadway MS 8676
                             Denver, CO 80274-0001

                             Kiwils & Co                                         380,882.679        5.45         5.45
                             1740 Broadway MS 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                        4,776,175.135       68.35        68.35
                             Diversified Bond Fund I
                             C/O Mutual Fund Processing
                             PO Box 8477
                             Minneapolis, MN 55485-1450




                                       B-30


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

INCOME FUND
         A Shares            WealthBuilder II Growth Balanced Income             314,236.968       20.89         0.79
                             Bond Fund Class A
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

         I Shares            Dentru & Co                                       6,534,444.975       17.51        16.45
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                             Virg & Co.                                        2,866,740.776                     7.22
                             P.O. Box 9800
                             Calabasas, CA 91372-0800

                             EMSEG & Co                                       12,055,165.588       32.30        30.35
                             Income Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                       11,876,143.616       31.83        29.90
                             Income Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        2,849,899.808        7.64         7.18
                             Income Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

TOTAL RETURN BOND FUND
         A Shares            Norwest Investment Services Inc                      12,078.673        8.82         0.12
                             FBO 701867211
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                      12,611.912        9.21         0.13
                             FBO 700019041
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916




                                      B-31


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

TOTAL RETURN BOND FUND
(CONT)
      A Shares (cont)        Dean Witter Reynolds Cust For                         9,882.592        7.22         0.10
                             Darald D Landsiedel
                             PO Box 250 Church Street Station
                             New York, NY 10008-0250

         B Shares            Norwest Investment Services Inc                      22,853.665        7.66         0.23
                             FBO 102391501
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       2,193,836.551       23.54        22.48
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274

                             Kiwils & Co                                         647,162.242        6.94         6.63
                             Discretionary Reinvest
                             1700 Broadway MS 0076
                             Denver, CO 80274

                             Seret & Co                                        3,720,828.134       39.92        38.14
                             Discretionary Reinvest
                             1740 Broadway MS 8751
                             Denver, CO 80274

                             EMSEG & Co                                          766,630.822        8.23         7.86
                             Total Return Bond Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-0477

                             EMSEG & Co                                          858,257.726        9.21         8.80
                             Total Return Bond Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

STRATEGIC INCOME FUND
                             EMSEG & Co                                       11,990,398.619       90.15        90.15
                             Strategic Income Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450




                                      B-32


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

LIMITED TERM TAX-FREE FUND
         I Shares            Virg & Co.                                          859,818.908       110.7        11.07
                             Mutual Funds MAC 2141-028
                             P.O. Box 9800
                             Calabasas, CA 91372-0800

                             EMSEG & Co                                        1,851,119.830       23.84        23.84
                             Limited Term Tax Free Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        2,454,794.327       31.62        31.62
                             Limited Term Tax Free Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

                             EMSEG & Co                                        2,423,735.105       31.22        31.22
                             Limited Term Tax Free Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55480-8477

TAX-FREE INCOME FUND

         I Shares            Dentru & Co                                       7,770,036.209       26.24        24.76
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274

                             EMSEG & Co                                        2,158,063.313        7.29         6.88
                             Tax Free Income I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        5,856,756.640       19.78        18.66
                             Tax Free Income Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450


                                       B-33


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

TAX-FREE INCOME FUND (CONT)
      I Shares (cont)        EMSEG & Co                                       12,254,877.059       41.39        39.05
                             Tax Free Income Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

COLORADO TAX-FREE FUND
         A Shares            Norwest Investment Services, Inc.                   606,309.704       16.36         6.27
                             FBO 017357991
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       4,168,471.153       85.09        43.09
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274

                             EMSEG & Co                                          320,182.068        6.55         3.31
                             Colorado Tax Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          305,793.570        6.24         3.16
                             Colorado Tax Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

MINNESOTA INTERMEDIATE
TAX-FREE FUND
                             EMSEG & Co                                       17,824,902.205       80.30        80.30
                             Minnesota Intermediate Tax-Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        1,188,894.585        5.36         5.36
                             Minnesota Intermediate Tax-Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450




                                       B-34


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

MINNESOTA INTERMEDIATE
TAX-FREE FUND (CONT)
                             EMSEG & Co                                        2,940,456.970       13.25        13.25
                             Minnesota Intermediate Tax-Free Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

MINNESOTA TAX-FREE FUND

         I Shares            EMSEG & Co                                          533,426.226       20.97         6.72
                             Minnesota Tax Free I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          521,763.605       20.52         6.58
                             Minnesota Tax Free I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        1,364,832.004       53.66        17.21
                             Minnesota Tax Free I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

MODERATE BALANCED FUND
                             EMSEG & Co                                       20,047,072.874       88.66        88.66
                             Moderate Balanced Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

GROWTH BALANCED FUND
         A Shares            Colorado State Bank & Trust                         40,155.0370       20.76         0.13
                             Custodian for the IRA of
                             Harley G Higie Jr
                             1600 Broadway
                             Denver, CO 80202-4927

         C Shares            EMJAYCO                                               3,666.509        5.68         0.01
                             Omnibus Account
                             17909 PO Box
                             Milwaukee, WI 53217-0909




                                       B-35


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
GROWTH BALANCED FUND (CONT)
      C Shares (cont)        Norwest Investment Services Inc                       6,903.175       13.74         0.02
                             FBO 705690741
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                       3,436.989        6.84         0.01
                             FBO 709008811
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                      12,880.113       19.94         0.04
                             FBO 710886111
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            EMSEG & Co                                       25,188,918.509       88.83        86.89
                             Growth Balanced Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

AGGRESSIVE BALANCED EQUITY
FUND
                             EMSEG & Co                                        4,956,226.446       98.46        98.46
                             Aggressive Balanced Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

INDEX FUND
                             EMSEG & Co                                        1,166,683.839        7.73         7.73
                             Index Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                       10,713,209.116       70.99        70.99
                             Index Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

INCOME EQUITY FUND
         C Shares            EMJAYCO                                               3,620.739        9.08         0.01
                             Omnibus Account
                             17909 PO Box
                             Milwaukee, WI 53217-0909




                                       B-36


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
INCOME EQUITY FUND (CONT)

      C Shares (cont)        Norwest Investment Services Inc                       2,245.292        5.63         0.01
                             FBO 100835581
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916
                             Norwest Investment Services Inc                       2,302.759        5.77         0.01
                             FBO 108877681
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                       2,087.247        5.23         0.01
                             FBO 800113721
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       3,029,733.464        9.15         7.94
                             1740 Broadway
                             Denver, CO 80274-0001

                             EMSEG & Co                                       12,123,808.881       36.63        31.77
                             Income Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        6,834,345.305       20.65        17.91
                             Income Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        8,024,200.686       24.24        21.03
                             Income Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450


VALUGROWTHSM STOCK FUND

         I Shares            Dentru & Co                                       1,649,117.520       21.24        18.39
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274




                                       B-37


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS
VALUGROWTHSM STOCK FUND
(CONT)

      I Shares (cont)        EMSEG & Co                                        1,491,564.554       19.21        16.63
                             ValuGrowth Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        3,782,687.593       48.73        42.19
                             ValuGrowth Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

DIVERSIFIED EQUITY FUND
         C Shares            Norwest Investment Services Inc                       2,138.123        5.20         0.01
                             FBO 100835581
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                       2,289.078        5.57         0.01
                             FBO 707318151
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                       3,512.092        8.54         0.01
                             FBO 703505091
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Norwest Investment Services Inc                      20,588.841       50.07         0.05
                             FBO 112609161
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Kiwils & Co                                       2,331,587.598        5.80         5.29
                             1740 Broadway MS 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                       33,885,811.675       84.27        76.82
                             Diversified Equity Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450




                                       B-38

                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

GROWTH EQUITY FUND
         A Shares            Norwest WealthBuilder                                82,403.781       12.65         0.44
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55402-2903

                             Koch Industries Inc                                 191,326.260       29.37         1.02
                             C/O Wilshire Asset Management
                             1299 Ocean Avenue Suite 700
                             Santa Monica, CA 90401-1036

         C Shares            EMJAYCO                                               6,440.858       77.18         0.03
                             Omnibus Account
                             17909 PO Box
                             Milwaukee, WI 53217-0909

                             Norwest Investment Services Inc                       1,159.418       13.89         0.00
                             FBO 707211391
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

                             Dean Witter for the benefit of                          470.697        5.64         0.00
                             Timber Harvesting Inc
                             PO Box 250 Church Street Station
                             New York, NY 10008-0250

         I Shares            EMSEG & Co                                       15,345,190.146       87.61        82.02
                             Growth Equity Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

LARGE COMPANY GROWTH FUND
         A Shares            Merrill Lynch Trust Co TTEE                       1,655,940.732       50.88         7.77
                             FBO Qualified Retirement Plans
                             Attn Philb Kolb
                             265 Davidson Ave 4th Floor
                             Santa Monica, CA 90401-1036

         I Shares            Virg & Co.                                          891,582.199        6.14         4.18
                             P.O. Box 9800
                             Calabasas, CA 91372-0800

                             EMSEG & Co                                          754,653.163        5.19         3.53
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450



                                       B-39


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

LARGE COMPANY GROWTH FUND
(CONT)
      I Shares (cont)        EMSEG & Co                                        1,230,331.656        8.46         5.77
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        9,463,862.080       65.11        44.39
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

DIVERSIFIED SMALL CAP FUND
         A Shares            Norwest WealthBuilder                               101,982.797       71.68         1.34
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55402-2309

         B Shares            Norwest Investment Services Inc                       3,644.456        5.85         0.00
                             FBO 710307871
                             Northstar Building East - 9th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Kiwils & Co                                         395,703.785        5.35         5.21
                             Discretionary Reinvest
                             1740 Broadway MS 8751
                             Denver CO 80274-0001

                             Dentru & Co                                         595,114.340        8.05         7.83
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                          552,059.810        7.47         7.26
                             Diversified Small Cap Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        4,575,196.421       61.87        60.20
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450




                                       B-40


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

DIVERSIFIED SMALL CAP FUND
(CONT)
      I Shares (cont)        EMSEG & Co                                          600,113.321        8.12         7.90
                             Large Company Growth Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

SMALL COMPANY STOCK FUND
         A Shares            Norwest WealthBuilder                                93,343.454       21.25         3.20
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55402-2309

         I Shares            Dentru & Co                                         187,615.967        8.75         6.43
                             Non-Discretionary Cash
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                          897,441.984       41.87        30.75
                             Small Company Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          268,094.697       12.51         9.19
                             Small Company Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                          554,647.705       25.88        19.01
                             Small Company Stock Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

SMALL CAP OPPORTUNITIES
FUND
         A Shares            WealthBuilder II Growth Balanced Fund                85,233.859       22.61         0.84
                             Class A #13357300
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             WealthBuilder II Growth Balanced Fund                51,260.116       13.60         0.50
                             Class A #13357200
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450




                                       B-41


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

SMALL CAP OPPORTUNITIES
FUND (CONT)
      A Shares (cont)        WealthBuilder II Growth Balanced Fund                20,413.299        5.42         0.20
                             Class A #13357100
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

         I Shares            Dentru & Co                                         652,187.645        6.79         6.40
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                             Seret & Co                                          737,495.916        7.68         7.24
                             Attn Jill Siekmeier
                             C/O Norwest Bank  Colorado NA 1740 Broadway MS 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                          826,143.026        8.60         8.11
                             Small Cap Opportunities Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        5,966,981.566       62.14        58.58
                             Small Cap Opportunities Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

SMALL COMPANY GROWTH FUND
                             Vanguard Fiduciary Trust Co                       1,158,474.701        6.02         6.02
                             FBO Burlington Northern
                             VM 613 Attn Specialized Services
                             PO Box 2900
                             Valley Forge, PA 19482-2900

                             EMSEG & Co                                        2,262,409.982       11.76        11.76
                             Small Company Growth Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                       14,534,559.415       75.56        75.56
                             Small Company Growth Fund I
                             c/o Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450



                                       B-42


                                                                           SHARE BALANCE         % OF      % OF FUND
                             NAME AND ADDRESS                                                   CLASS

INTERNATIONAL FUND

         A Shares            Norwest WealthBuilder                                32,487.954       28.39         0.28
                             Reinvest Account
                             733 Marquette Ave
                             Minneapolis, MN 55479-0040

         B Shares            Norwest Investment Services, Inc.                     4,895.554        6.08         0.04
                             FBO 012957081
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

         I Shares            Dentru & Co                                       1,027,026.139        8.86         8.71
                             1740 Broadway Mail 8676
                             Denver, CO 80274-0001

                             EMSEG & Co                                        8,094,636.410       69.82        68.67
                             International Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        1,185,717.433       10.23        10.06
                             International Fund I
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450


                          APPENDIX C - PERFORMANCE DATA


TABLE 1 - MONEY MARKET FUND YIELDS


As of May 31, 1999, the seven day yield, seven day effective yield and, for Municipal Money Market Fund, the seven day tax equivalent yield, of each class of the Money Market Funds was as follows. For the tax-equivalent yield quotations, the assumed federal income tax rate is 39.6%.



                                               7 DAY        7 DAY EFFECTIVE   7 DAY TAX-EQUIV       7 DAYTAX-EQUIV
                                               YIELD             YIELD             YIELD           EFFECTIVE YIELD

CASH INVESTMENT FUND                           5.24%             5.37%              N/A                  N/A

READY CASH INVESTMENT FUND
     Investor Shares                           4.86%             4.97%              N/A                  N/A
     Exchange Shares                           4.11%             4.19%              N/A                  N/A

U.S. GOVERNMENT FUND                           5.05%             5.18%              N/A                  N/A

TREASURY PLUS FUND                              N/A               N/A               N/A                  N/A

TREASURY FUND                                  4.77%             4.89%              N/A                  N/A

MUNICIPAL MONEY MARKET FUND
     Investor Shares                           3.21%             3.26%             5.31%                5.40%
     Institutional Shares                      3.41%             3.47%             5.65%                5.75%



TABLE 2 - YIELDS


For the 30-day period ended May 31, 1999 the annualized yield and, where applicable, the tax equivalent yield of each class of the Fixed Income Funds, Balanced Funds and Equity Funds was as follows. For the tax-equivalent yield quotations, the assumed Federal income tax rate is 39.6%. In addition, for the tax-equivalent yields of the Colorado and Minnesota Tax-Free Funds, the assumed Colorado and Minnesota income tax rates are 5% and 8.5%, respectively.


                                                                                       TAX EQUIVALENT
                                                                          YIELD             YIELD
STABLE INCOME FUND
     A Shares                                                             5.60%               N/A
     B Shares                                                             4.88%               N/A
     I Shares                                                             5.69%               N/A

LIMITED TERM GOVERNMENT INCOME FUND
     I Shares                                                             5.65%               N/A

INTERMEDIATE GOVERNMENT INCOME FUND
     A Shares                                                             5.27%               N/A
     B Shares                                                             4.75%               N/A
     I Shares                                                             5.50%               N/A

DIVERSIFIED BOND FUND
     I Shares                                                             5.67%               N/A


                                       C-1


                                                                                       TAX EQUIVALENT
                                                                          YIELD             YIELD
INCOME FUND
     A Shares                                                              5.40%              N/A
     B Shares                                                              4.89%              N/A
     I Shares                                                              5.64%              N/A

TOTAL RETURN BOND FUND
     A Shares                                                              5.42%              N/A
     B Shares                                                              4.88%              N/A
     I Shares                                                              5.64%              N/A

LIMITED TERM TAX-FREE FUND
     I Shares                                                              4.11%              N/A

TAX-FREE INCOME FUND
     A Shares                                                              4.98%            8.25%
     B Shares                                                              4.44%            7.35%
     I Shares                                                              5.19%            8.60%

COLORADO TAX-FREE FUND
     A Shares                                                              4.63%            8.07%
     B Shares                                                              4.07%            7.10%
     I Shares                                                              4.83%            8.42%

MINNESOTA INTERMEDIATE TAX-FREE FUND
     I Shares                                                              4.14%            7.49%

MINNESOTA TAX-FREE FUND
     A Shares                                                              4.47%            8.09%
     B Shares                                                              3.91%            7.08%
     I Shares                                                              4.66%            8.43%

STRATEGIC INCOME FUND
     I Shares                                                               N/A               N/A

MODERATE BALANCED FUND
     I Shares                                                               N/A               N/A

GROWTH BALANCED FUND
     I Shares                                                               N/A               N/A

AGGRESSIVE BALANCED-EQUITY FUND
     I Shares                                                              0.19%              N/A

DIVERSIFIED EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

GROWTH EQUITY FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A




                                       C-2

                                                                                       TAX EQUIVALENT
                                                                          YIELD             YIELD

INDEX FUND
     I Shares                                                              1.61%              N/A

VALUGROWTH STOCK FUND
     A Shares                                                              0.66%              N/A
     B Shares                                                             -0.04%              N/A
     I Shares                                                              0.68%              N/A

INCOME EQUITY FUND
     A Shares                                                              1.53%              N/A
     B Shares                                                              0.87%              N/A
     I Shares                                                              1.63%              N/A

LARGE COMPANY GROWTH FUND
     I Shares                                                             -0.33%              N/A

DIVERSIFIED SMALL CAP FUND
     I Shares                                                             -0.42%              N/A

SMALL COMPANY STOCK FUND
     A Shares                                                             -0.49%              N/A
     B Shares                                                             -1.27%              N/A
     I Shares                                                             -0.51%              N/A

SMALL COMPANY GROWTH FUND
     I Shares                                                             -0.96%              N/A

SMALL CAP OPPORTUNITIES FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A

INTERNATIONAL FUND
     A Shares                                                               N/A               N/A
     B Shares                                                               N/A               N/A
     I Shares                                                               N/A               N/A



TABLE 3 - TOTAL RETURNS


The average annual total return of each class of each Fund for the periods ended May 31, 1999 was as follows. For the money market funds, the yields shown in Table 1 more closely reflect the current earnings of each fund than the total return quotation. The actual dates of the commencement of each Fund's operations, or the commencement of the offering of each class' shares, is listed in the Fund's financial statements. The performance of the Funds marked with an asterisk (*) includes the performance of a collective investment fund or a common trust fund prior to its conversion into the Fund. (See "Performance and Advertising Data -- Multiclass, Collective Investment Fund, Common Trust Fund and Core-Gateway Performance.") Prior to 1989, the collective investment funds and common trust fund were valued on the calendar quarter; therefore the following chart does not reflect a Since Inception figure as of the fiscal year end for those funds adopting collective investment or common trust fund performance. Calendar quarter performance is available from the adviser.

                SEC STANDARDIZED RETURNS
                                                                         SINCE
                                   ONE YEAR    FIVE YEARS   TEN YEARS  INCEPTION

CASH INVESTMENT FUND                  5.04%       5.23%      5.38%         5.73%
READY CASH INVESTMENT FUND
    Investor Shares                   4.68%       4.88%      5.03%         5.36%
    Exchange Shares                   3.90%       4.10%        N/A         4.09%
U.S. GOVERNMENT FUND                  4.81%       5.03%      5.15%         5.49%
TREASURY FUND                         4.49%       4.81%        N/A         4.46%
MUNICIPAL MONEY MARKET FUND
    Investor Shares                   2.76%       3.09%      3.37%         3.60%
    Institutional Shares              2.97%       3.30%      3.49%         3.71%
STABLE INCOME FUND
    A Shares                          3.17%       N/A          N/A         5.69%
    B Shares                          3.32%       N/A          N/A         5.25%
    I Shares                          4.95%       N/A          N/A         6.07%
LIMITED TERM GOVERNMENT INCOME
FUND
    I Shares                          4.63%       N/A          N/A         5.46%
INTERMEDIATE GOVERNMENT INCOME
FUND*
    A Shares                         (0.48)%      5.51%      6.35%         7.25%
    B Shares                         (0.41)%      5.67%      6.06%         6.76%
    I Shares                          4.30%       6.50%      6.85%         7.56%
DIVERSIFIED BOND FUND*
    I Shares                          4.15%       6.75%      7.07%         8.26%
INCOME FUND
    A Shares                         (1.82)%      5.59%      7.17%         7.24%
    B Shares                         (1.84)%      5.59%       6.83%        6.84%
    I Shares                          2.81%       6.57%      7.65%         7.64%
TOTAL RETURN BOND FUND
    A Shares                         (1.39)%      5.47%        N/A         4.66%
    B Shares                         (1.32)%      5.53%        N/A         4.67%
    I Shares                          3.26%       6.47%        N/A         5.58%
LIMITED TERM TAX-FREE FUND
    I Shares                          3.97%       N/A          N/A         6.64%
TAX-FREE INCOME FUND
    A Shares                         (0.64)%      6.30%        N/A         6.24%
    B Shares                         (0.70)%      6.32%        N/A         5.96%
    I Shares                          4.04%       7.28%        N/A         6.74%
COLORADO TAX-FREE FUND
    A Shares                         (0.88)%      6.11%        N/A         5.42%
    B Shares                         (1.02)%      6.13%        N/A         5.33%
    I Shares                          3.79%       7.09%        N/A         6.23%

                                                                         SINCE
                                   ONE YEAR     FIVE YEARS   TEN YEARS INCEPTION

MINNESOTA INTERMEDIATE TAX-FREE
FUND*
    I Shares                          3.95%        5.91%       6.40%       6.20%
MINNESOTA TAX-FREE FUND
    A Shares                         (0.72)%       5.83%       6.19%       6.33%
    B Shares                         (0.79)%       5.85%       5.86%       5.95%
    I Shares                          3.96%        6.79%       6.68%       6.76%
STRATEGIC INCOME FUND*
    I Shares                          8.45%       10.21%       9.30%       9.42%
MODERATE BALANCED FUND*
    I Shares                         12.02%       12.98%      11.23%      11.38%
GROWTH BALANCED FUND*
    A Shares                          9.50%       15.61%      12.97%      13.02%
    B Shares                         11.39%       16.03%      12.81%      12.86%
    C Shares                         15.48%       16.16%      12.82%      12.86%
    I Shares                         16.38%       17.03%      13.66%      13.71%
AGGRESSIVE BALANCED
EQUITY FUND
    I Shares                         17.98%         N/A          N/A      19.47%
INCOME EQUITY FUND*
    A Shares                          8.15%       22.13%      15.98%      16.76%
    B Shares                          9.90%       22.59%      15.80%      16.57%
    C Shares                         13.79%       22.65%      15.80%      16.56%
    I Shares                         14.75%       23.58%      16.67%      17.44%
INDEX FUND*
    I Shares                         20.57%       25.24%      17.45%      16.02%
VALUGROWTH STOCK FUND
    A Shares                         (5.90)%      13.63%      12.18%      12.42%
    B Shares                         (4.15)%      14.00%      12.00%      12.16%
    I Shares                         (0.16)%      14.98%      12.83%      12.99%
DIVERSIFIED EQUITY FUND*
    A Shares                          8.46%       19.81%      15.75%      16.67%
    B Shares                         10.24%       20.25%      15.58%      16.45%
    I Shares                         15.08%       21.24%      16.44%      17.33%
GROWTH EQUITY FUND*
    A Shares                          1.39%       15.35%      14.88%      15.09%
    B Shares                          2.78%       15.75%      14.70%      14.93%
    C Shares                          7.63%       16.04%      14.79%      15.01%
    I Shares                          7.60%       16.72%      15.55%      15.77%
LARGE COMPANY GROWTH FUND*
    A Shares                         31.80%       26.36%      19.73%      17.05%
    B Shares                         35.02%       26.89%      19.57%      16.61%
    I Shares                         39.96%       27.89%      20.45%      17.48%
DIVERSIFIED SMALL CAP FUND
    A Shares                        (19.42)%        N/A          N/A    (11.04)%
    B Shares                        (18.35)%        N/A          N/A    (10.39)%
    I Shares                        (14.54)%        N/A          N/A     (7.25)%
SMALL COMPANY STOCK FUND
    A Shares                        (31.43)%       3.72%         N/A       3.28%
    B Shares                        (30.74)%       4.01%         N/A       3.47%
    I Shares                        (27.24)%       4.96%         N/A       4.34%
SMALL COMPANY GROWTH FUND*
    I Shares                        (10.72)%      14.67%      16.97%      16.26%
SMALL CAP OPPORTUNITIES FUND
    A Shares                        (18.03)%      15.74%         N/A      15.83%
    B Shares                        (17.19)%      16.14%         N/A      16.06%
    I Shares                        (13.02)%      17.13%         N/A      17.03%
INTERNATIONAL FUND*
    A Shares                         (7.03)%       6.57%       8.27%       7.35%
    B Shares                         (5.90)%       6.71%       8.02%       7.01%
    I Shares                         (1.32)%       7.67%       8.83%       7.81%



NON STANDARDIZED RETURNS (WITHOUT A SALES LOAD)
                                                     CALENDAR
                                ONE MONTH   THREE    YEAR TO     ONE YEAR  THREE      FIVE      TEN YEARS    SINCE
                                            MONTHS      DATE                 YEARS     YEARS               INCEPTION

CASH INVESTMENT FUND            0.38%      1.15%     1.93%       5.04%     5.22%      5.23%     5.38%      5.73%
READY CASH INVESTMENT FUND
    Investor Shares             0.35%      1.06%     2.19%       4.68%     4.88%      4.88%     5.03%      5.36%
    Exchange Shares             0.29%      0.87%     1.47%       3.90%     4.09%      4.10%     N/A        4.09%
    Public Entities Shares      0.38%      1.13%     1.90%       N/A       N/A        N/A       N/A        4.83%
U.S. GOVERNMENT FUND            0.37%      1.12%     1.86%       4.81%     5.02%      5.03%     5.15%      5.49%
TREASURY FUND                   0.36%      1.06%     1.74%       4.49%     4.78%      4.81%     N/A        4.46%
MUNICIPAL MONEY MARKET FUND
    Investor Shares             0.24%      0.66%     1.04%       2.76%     3.01%      3.09%     3.37%      3.60%
    Institutional Shares        0.25%      0.71%     1.13%       2.97%     321%       3.30%     3.49%      3.71%
STABLE INCOME FUND
    A Shares                    (0.01)%    0.95%     1.14%       4.74%     5.78%      N/A       N/A        6.05%
    B Shares                    (0.07)%    0.76%     0.95%       4.07%     5.00%      N/A       N/A        5.25%
    I Shares                    0.09%      1.05%     1.34%       4.95%     5.82%      N/A       N/A        6.07%
LIMITED TERM GOVERNMENT
INCOME FUND
    I Shares                    (0.66)%    0.25%     0.52%       4.63%     N/A        N/A       N/A        5.46%
INTERMEDIATE GOVERNMENT
INCOME FUND*
    A Shares                    (1.33)%    (0.44)%   (2.32)%     4.21%     6.89%      6.48%     6.84%      7.55%
    B Shares                    (1.30)%    (0.62)%   (2.52)%     3.53%     6.11%      5.70%     6.06%      6.76%
    I Shares                    (1.24)%    (0.44)%   (2.23)%     4.30%     6.92%      6.50%     6.85%      7.56%
DIVERSIFIED BOND FUND*
    I Shares                    (0.65)%    0.15%     (1.62)%     4.15%     7.53%      6.75%     7.07%      8.26%
INCOME FUND
    A Shares                    1.35%      2.00%     3.04%       12.47%    7.20%      5.64%     8.26%      8.10%
    B Shares                    1.19%      1.81%     2.72%       11.52%    6.42%      N/A       N/A        4.63%
    I Shares                    1.35%      2.01%     3.04%       12.35%    7.20%      5.62%     8.26%      8.09%
TOTAL RETURN BOND FUND
    A Shares                    (1.33)%    (0.52)%   (2.79)%     2.81%     7.28%      6.56%     7.66%      7.65%
    B Shares                    (1.50)%    (0.82)%   (3.20)%     2.03%     6.46%      5.75%     6.83%      6.84%
    I Shares                    (1.43)%    (0.52)%   (2.80)%     2.81%     7.28%      6.57%     7.65%      7.64%
LIMITED TERM TAX-FREE FUND
    I Shares                    (0.31)%    (0.10)%   0.58%       3.97%     N/A        N/A       N/A        6.64%
TAX-FREE INCOME FUND
    A Shares                    (0.82)%    (0.49)%   (0.10)%     4.04%     7.57%      7.28%     N/A        6.74%
    B Shares                    (0.97)%    (0.68)%   (0.41)%     3.26%     6.77%      6.48%     N/A        5.96%
    I Shares                    (0.91)%    (0.48)%   (0.19)%     4.04%     7.57%      7.28%     N/A        6.74%
COLORADO TAX-FREE FUND
    A Shares                    (0.63)%    (0.39)%   (0.20)%     3.79%     7.55%      7.09%     N/A        6.23%
    B Shares                    (0.79)%    (0.67)%   (0.51)%     2.92%     6.75%      6.29%     N/A        5.46%
    I Shares                    (0.72)%    (0.39)%   (0.20)%     3.79%     7.55%      7.09%     N/A        6.23%




                                       C-6




NON STANDARDIZED RETURNS (WITHOUT A SALES LOAD) (CONTINUED)
                                                     CALENDAR
                                ONE MONTH   THREE    YEAR TO     ONE YEAR  THREE      FIVE      TEN YEARS    SINCE
                                            MONTHS      DATE                 YEARS     YEARS               INCEPTION

MINNESOTA INTERMEDIATE
TAX-FREE FUND*
    I Shares                    (0.49)%    (0.18)%   0.40%       3.95%     6.05%      5.91%     6.40%      6.20%
MINNESOTA TAX-FREE FUND
    A Shares                    (0.60)%    (0.29)%   0.18%       3.96%     7.19%      6.81%     6.68%      6.76%
    B Shares                    (0.67)%    (0.47)%   (0.04)%     3.18%     6.39%      6.01%     5.86%      5.95%
    I Shares                    (0.60)%    (0.29)%   0.18%       3.96%     7.19%      6.81%     6.68%      6.76%
STRATEGIC INCOME FUND*
    I Shares                    (0.60)%    1.83%     1.16%       8.45%     10.70%     10.21%    9.30%      9.42%
MODERATE BALANCED FUND*
    I Shares                    (0.94)%    2.85%     2.46%       12.02%    13.68%     12.98%    11.23%     11.38%
GROWTH BALANCED FUND*
    A Shares                    (1.29)%    3.77%     3.54%       16.18%    17.77%     16.99%    13.64%     13.69%
    B Shares                    (1.35)%    3.60%     3.33%       15.39%    16.92%     16.14%    12.81%     12.86%
    C Shares                    (1.35)%    3.64%     3.32%       15.48%    16.95%     16.16%    12.82%     12.86%
    I Shares                    (1.25)%    3.83%     3.65%       16.38%    17.84%     17.03%    13.66%     13.71%
AGGRESSIVE BALANCED EQUITY
FUND*
    I Shares                    (1.45)%    4.87%     4.87%       17.98%    N/A        N/A       N/A        19.47%
INCOME EQUITY FUND*
    A Shares                    (0.26)%    8.98%     8.93%       14.74%    21.79%     23.58%    16.67%     17.44%
    B Shares                    (0.32)%    8.77%     8.59%       13.90%    20.89%     22.68%    15.80%     16.57%
    C Shares                    (0.31)%    8.79%     8.60%       13.79%    20.84%     22.65%    15.80%     16.56%
    I Shares                    (0.28)%    8.98%     8.91%       14.75%    21.79%     23.58%    16.67%     17.44%
INDEX FUND*
    I Shares                    (2.40)%    5.36%     6.16%       20.57%    26.56%     25.24%    17.45%     16.02%
VALUGROWTH STOCK FUND
    A Shares                    (3.21)%    2.96%     0.83%       (0.16)%   14.26%     14.98%    12.85%     13.01%
    B Shares                    (3.27)%    2.78%     0.53%       (0.90)%   13.40%     14.12%    12.00%     12.16%
    I Shares                    (3.22)%    3.01%     0.83%       (0.16)%   14.26%     14.98%    12.83%     12.99%
DIVERSIFIED EQUITY FUND*
    A Shares                    (1.59)%    5.70%     5.60%       15.08%    20.55%     21.24%    16.44%     17.33%
    B Shares                    (1.65)%    5.51%     5.28%       14.24%    19.66%     20.34%    15.58%     16.45%
    C Shares                    (1.65)%    5.49%     5.28%       14.49%    19.77%     20.41%    15.61%     16.49%
    I Shares                    (1.59)%    5.70%     5.60%       15.08%    20.57%     21.24%    16.44%     17.33%
GROWTH EQUITY FUND*
    A Shares                    (1.12)%    5.05%     2.84%       7.57%     14.58%     16.72%    15.56%     15.77%
    B Shares                    (1.17)%    4.86%     2.52%       6.78%     13.73%     15.86%    14.70%     14.93%
    C Shares                    (1.17)%    4.85%     2.51%       7.63%     14.03%     16.04%    14.79%     15.01%
    I Shares                    (1.12)%    5.05%     2.84%       7.60%     14.58%     16.72%    15.55%     15.77%
LARGE COMPANY GROWTH FUND*
    A Shares                    (3.49)%    2.92%     6.63%       39.84%    31.14%     27.86%    20.44%     17.48%
    B Shares                    (3.56)%    2.77%     6.38%       39.02%    30.25%     26.97%    19.57%     16.61%
    I Shares                    (3.50)%    2.96%     6.69%       39.96%    31.18%     27.89%    20.45%     17.48%
DIVERSIFIED SMALL CAP FUND*
    A Shares                    3.14%      8.92%     (1.65)%     (14.51)%  N/A        N/A       N/A        (7.23)%
    B Shares                    3.11%      8.74%     (1.86)%     (14.95)%  N/A        N/A       N/A        (7.77)%
    I Shares                    3.10%      8.84%     (1.64)%     (14.54)%  N/A        N/A       N/A        (7.25)%
SMALL COMPANY STOCK FUND
    A Shares                    (0.34)%    2.22%     (10.28)%    (27.52)%  (5.79)%    4.96%     N/A        4.41%
    B Shares                    (0.36)%    1.83%     (10.61)%    (27.85)%  (6.54)%    4.15%     N/A        3.60%
    I Shares                    (0.23)%    2.12)%    (10.24)%    (27.24)%  (5.79)%    4.96%     N/A        4.34%
SMALL COMPANY GROWTH FUND*
    I Shares                    4.18%      11.00%    2.05%       (10.72)%  4.90%      14.67%    16.97%     16.26%
SMALL CAP OPPORTUNITIES FUND
    A Shares                    3.43%      10.33%    1.18%       (13.03)%  5.71%      17.12%    N/A        17.02%
    B Shares                    3.40%      10.08%    0.85%       (13.74)%  4.92%      16.25%    N/A        16.15%
    I Shares                    3.43%      10.39%    1.23%       (13.02)%  5.73%      17.13%    N/A        17.03%
INTERNATIONAL FUND*
    A Shares                    (3.43)%    2.20%     2.57%       (1.36)%   6.57%      7.84%     8.91%      7.88%
    B Shares                    (3.49)%    2.03%     2.30%       (2.08)%   5.76%      6.86%     8.02%      7.01%
    I Shares                    (3.43)%    2.20%     2.61%       (1.32)%   6.56%      7.67%     8.83%      7.81%



                    APPENDIX D - Other Advertisement Matters


From time to time, the sales material for the Funds may include a discussion of, and commentary by senior management of the Adviser on, the following.

The Trust may compare the Fund family against other bank-managed mutual funds or other investment companies based on asset size. The Adviser believes the Funds' growth may be attributed to three things: disciplined investment process, utilizing talented people and focusing on customer needs.

The Funds utilize a disciplined process which relies heavily upon its investment managers and an experienced investment research team. This approach maximizes consistency by ensuring that no individual manager's style unduly influences a fund's style.

The Large Company Growth Fund's investment policy of seeking to invest in companies whose long term earnings are expected to grow 50% faster than the market, as a measure by the earnings of S&P 500 Index stocks.


NORWEST CORPORATION

1929 Northwestern National Bank and several upper midwest banks form a holding company called Northwestern National Bancorporation. "Banco" acquires 90 banks in its first year.

1932 At its peak, Banco owns a total of 139 affiliate banks.

1982 Banco  enters the  consumer  finance  business by  acquiring  Dial  Finance
     Company.

1983 The 87 affiliates of Banco are reborn as "Norwest Corporation."

1989 Norwest consolidates its operations in the new 57-story Norwest Center in downtown Minneapolis.

1997 Norwest  reaches  $50 billion in assets  under  management,  including  $19 billion in mutual funds.

NORWEST ADVANTAGE FUNDS

1946 Inception of the Common Trust Funds, the company's first pooled investment vehicles.

1987 Norwest introduces two new open-ended  registered  investment company funds
     (commonly known as mutual funds), called the Prime Value Funds. In less than one year, assets under management reach $500 million.

1992 The Norwest mutual fund family expands to 11 mutual funds. Assets under management grow to $3.2 billion.

1994 Conversion to Norwest Collective Funds (bank collective investment funds) into Norwest Advantage Funds (mutual funds).

1998 Norwest Advantage Funds family includes 41 mutual funds with over $20 billion in assets under management.

                             NORWEST ADVANTAGE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION




                                 October 1, 1999


                           READY CASH INVESTMENT FUND


                             PUBLIC ENTITIES SHARES

                           READY CASH INVESTMENT FUND
                             PUBLIC ENTITIES SHARES
                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 1999


Account Information and
Shareholder Servicing:                   Distribution:
         Norwest Bank Minnesota, N.A.             Forum Financial Services, Inc.
         Transfer Agent                           Manager and Distributor
         733 Marquette Avenue                     Two Portland Square
         Minneapolis, MN  55479-0040              Portland, Maine 04101
         (612) 667-8833/(800) 338-1348            (207) 879-1900

Ready Cash Investment Fund (the "Fund") is a separate series of Norwest Advantage Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectus dated October 1, 1999, as may be amended from time to time, offering Public Entities Shares of Ready Cash Investment Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH THE CURRENT PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                TABLE OF CONTENTS
                                                                            Page

Introduction                                                                   1

1.    Investment Policies                                                      2

   Security Ratings Information                                                2

   General Information Concerning Fixed Income Securities                      2

   Money Market Fund Matters                                                   3

   U.S. Government Securities                                                  3

   Bank Obligations                                                            4

   Short Term Debt Securities/Commercial Paper                                 4

   Zero Coupon Securities                                                      5

   Variable And Floating Rate Securities                                       5

   Mortgage-Backed And Asset-Backed Securities                                 6

   Types Of Credit Enhancement                                                 6

   Asset-Backed Securities                                                     7

   Interest-Only And Principal-Only Securities                                 7

   Municipal Securities                                                        8

   Illiquid And Restricted Securities                                         10

   Loans Of Portfolio Securities                                              11

   Borrowing And Transactions Involving Leverage                              11

   Other Techniques Involving Leverage                                        11

   Segregated Account                                                         12

   Short Sales                                                                12

   Reverse Repurchase Agreements                                              12

   When-Issued And Delayed Delivery Transactions                              13

   Repurchase Agreements                                                      13

2.    Investment Limitations                                                  14

   Fundamental Limitations                                                    14

   Nonfundamental Limitations                                                 15

3.    Performance And Advertising Data                                        17

   Sec Yield Calculations                                                     17

   Total Return Calculations                                                  18

   Other Advertisement Matters                                                18

4.    Management                                                              19

   Trustees And Officers                                                      19

   Compensation Of Trustees And Officers Of The Trust                         21

   Trustees And Officers Of Core Trust                                        22

   Investment Advisory Services                                               23

   Management And Administrative Services                                     24

   The Portfolio                                                              26

   Distribution                                                               26

   Transfer Agent                                                             27

   Custodian                                                                  27

   Portfolio Accounting                                                       28

   Expenses                                                                   29

5.    Portfolio Transactions                                                  29

6.    Additional Purchase, Redemption And Exchange Information                31

   General                                                                    31

   Exchanges                                                                  31

   Redemptions                                                                31

7.    Taxation                                                                32

8.    Additional Information About The Trust And The Shareholders Of The Fund 32

   Determination Of Net Asset Value                                           32

   Counsel And Auditors                                                       33

   General Information                                                        33

   Financial Statements                                                       33

   Registration Statement                                                     34

Appendix A - Description Of Securities Ratings                               A-1

                                  INTRODUCTION

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Advantage Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On August 4, 1997, the Trust changed its name back to "Norwest Advantage Funds."

The Fund invests all its investable assets in Prime Money Market Portfolio (the "Portfolio"), a series of Core Trust (Delaware), a registered, open-end management investment company. The expenses of the Fund include the Fund's pro rata share of the expenses of the Portfolio.

The Fund's and the Portfolio's investment adviser is Norwest Investment Management, Inc. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"). Norwest Bank, a subsidiary of Norwest Wells Fargo & Company, serves as the Trust's transfer agent, dividend disbursing agent and custodian.

Forum Financial Services, Inc. ("Forum"), a registered broker-dealer,  serves as
the  Trust's   manager  and  as  distributor  of  the  Trust's   shares.   Forum
Administrative Services, LLC ("FAdS") serves as the Trust's administrator.

As used in this SAI, the following terms shall have the meanings listed:

     "Adviser" or "Investment Adviser" shall mean Norwest.

     "Board" shall mean the Board of Trustees of the Trust.

     "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Core Trust" shall mean Core Trust (Delaware) an open-end, management investment company registered under the 1940 Act.

     "Core Trust Board" shall mean the Board of Trustees of Core Trust.

     "Custodian" shall mean Norwest acting in its capacity as custodian of the Fund.

     "FAdS"  shall  mean  Forum  Administrative   Services,   LLC,  the  Trust's
     administrator.

     "Fitch" shall mean Fitch IBCA, Inc.

     "Forum"   shall  mean  Forum   Financial   Services,   Inc.,  a  registered
     broker-dealer and distributor of the Trust's shares.

     "FAcS" shall mean Forum Accounting Services, LLC, the Trust's fund accountant.

     "Moody's" shall mean Moody's Investors Service.

     "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

     "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Wells Fargo & Company.

     "NRSRO" shall mean a nationally recognized statistical rating organization.

     "Portfolio"  shall  mean Prime  Money  Market  Portfolio,  a series of Core
     Trust.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "S&P" shall mean Standard & Poor's.

     "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of the Fund.

     "Trust" shall mean Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.

     "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1933 Act" shall mean the Securities Act of 1933, as amended.

     "1940 Act" shall mean the Investment Company Act of 1940, as amended.

1.       INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in the Prospectus concerning the Fund's and the Portfolio's investments, investment techniques and strategies and the risks associated therewith. Although the following is discussed with respect the Fund, the Trust and the Board, it applies equally to the Portfolio, the Core Trust and the Core Trust Board. The Fund may not make any investment or employ any investment technique or strategy not referenced in the Prospectus.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations. A description of the ratings categories of certain NRSROs is included in Appendix A to this SAI. The Fund may use these ratings, together with other factors, to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Norwest will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, Norwest will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

The Fund may purchase certain unrated securities. Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Norwest to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if Norwest determines that retaining such security is in the best interests of the Fund.

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations  of  issuers  of  fixed  income  securities   (including   municipal
securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

MONEY MARKET FUND MATTERS

Pursuant to Rule 2a-7 adopted under the 1940 Act, the Fund may invest only in "eligible securities" as defined in that Rule. Generally, an eligible security is a security that: (1) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (2) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"); and (3) has been determined by Norwest to present minimal credit risks pursuant to procedures approved by the Board. In addition, the Fund will maintain a dollar-weighted average maturity of 90 days or less. Unrated securities may also be eligible securities if Norwest determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board.

Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than the U.S. Government, provided that in certain cases the Fund may invest twenty-five percent of its assets in the first tier securities of a single issuer for a period of up to three business days. First tier securities are securities that have received a short-term rating in the highest category from the requisite NRSROs. The Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

Immediately after the acquisition of any demand feature or guarantee, The Fund, with respect to seventy-five percent of its assets may not invest more than ten percent of its assets in securities subject to demand features or guarantees from the same institution, except that the Fund may invest up to twenty five percent of its assets in demand features or guarantees in first-tier demand features or guarantees issued by a non-controlled person. The Fund may not invest more than five percent of its assets in securities subject to second tier demand features in guarantees issued by the same institution.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, the Fund may invest in U.S. Government Securities. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association and the Student Loan Marketing Association. Other agencies are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. The Fund will invest in the obligations of such agencies or instrumentalities only when Norwest believes that the credit risk with respect thereto is consistent with the Fund's investment policies.

BANK OBLIGATIONS

The Fund may, in accordance with the policies described in its Prospectus, invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries that Norwest believes do not present undue risk.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Fund may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks.

Investments that the Fund may make in instruments of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Fund.

SHORT TERM DEBT SECURITIES/COMMERCIAL PAPER

The Fund may invest in commercial paper, i.e., short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires that the Fund accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Fund and must be distributed to its shareholders. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when Norwest would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Fund invests invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by the Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. The Fund may not invest in securities which pay interest at a rate that varies inversely to prevailing short-term interest rates ("inverse floaters") and certain other variable and floating rates securities that do not comply with Rule 2a-7.

There may not be an active secondary market for any particular floating or variable rate instruments which could make it difficult for the Fund to dispose of such an instrument if the issuer defaulted on its repayment obligation during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. Norwest monitors the liquidity of the Fund's investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions.

Variable rate obligations purchased by the Fund may include participation interests in variable rate obligations purchased by the Fund from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Fund can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Fund's participation interest in the instrument, plus accrued interest, but will do so only: (1) as required to provide liquidity to the Fund; (2) to maintain a high quality investment portfolio; or (3) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchases commitments.

The Fund will not purchase participation interests in variable rate obligations unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. Norwest monitors the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Fund on the basis of published financial information, rating agency reports and other research services to which Norwest may subscribe.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase such securities only when Norwest believes the interest income from the instrument justifies any principal risks associated with the instrument. The Fund may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Fund will be able to limit principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on the underlying mortgages or mortgage-backed securities to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include: (1) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); (2) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses); and (3) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which the Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only securities ("POs") usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only securities ("IOs") result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, the Fund may receive less cash back than it initially invested.

MUNICIPAL SECURITIES

Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include the following: tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities, and are payable from various anticipated future seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under various federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged and are typically payable from proceeds of the long-term bonds. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many such projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Municipal notes also include longer-term issues that are remarketed to investors periodically, usually at one-year intervals or less.

MUNICIPAL BONDS. Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While at one time the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

OTHER MUNICIPAL OBLIGATIONS. Other municipal obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

ALTERNATIVE MINIMUM TAX. Municipal securities are also categorized according to:
(1) whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals and corporations; (2) whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions; and (3) other criteria relevant for Federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

PUTS AND STANDBY COMMITMENTS ON MUNICIPAL SECURITIES. The Fund may acquire "puts" with respect to municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Fund may sell, transfer or assign a put only in conjunction with its sale, transfer or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally: (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities; plus (2) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to enter into puts only with dealers, banks and broker-dealers, which, in Norwest's opinion, present minimal, credit risks.

Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets.

The Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund are valued at zero in determining net asset value. When the Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 10 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities") and securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and which are otherwise not readily marketable. Illiquid securities include, among other things, repurchase agreements not entitling the holder to repayment within seven days. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to Norwest, pursuant to guidelines approved by the Board. Norwest takes into account a number of factors in reaching liquidity decisions, including but not limited to:
(1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. Norwest monitors the liquidity of the securities held by the Fund and reports periodically on such decisions to the Board.

In connection with the Fund's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. The Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board, Norwest may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be illiquid.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Board. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Norwest.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 percent of the Fund's total assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may not purchase securities for investment while any borrowing equaling five percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Fund's total assets. The Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. The Fund may borrow for other than temporary or emergency purposes, lend its securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Fund uses these investment techniques only when Norwest believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when the Fund achieves the right to a return on a capital base that exceeds the amount of the Fund's investment. Leverage creates the risk of magnified capital losses, which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and other liquid securities in accordance with SEC guidelines. The account value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments may include: (1) the Fund's obligations to repurchase securities under a reverse repurchase agreement and to settle when-issued and forward commitment transactions; and (2) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit).

SHORT SALES

The Fund may make short sales of securities against the box. A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may in certain cases are made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. Under recently enacted legislation, if the Fund has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Fund generally will be deemed to have sold the long position for tax purposes and thus will recognize gain. Prohibitions on entering short sales other than against the box does not restrict the Fund's ability to use short-term credits necessary for the clearance of portfolio transactions.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Counterparties to the Fund's reverse repurchase agreements must be primary dealers that report to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When the Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent the Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. If Norwest were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of the Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. For purposes of the Fund's investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or forward commitment purchase.

REPURCHASE AGREEMENTS

The Fund may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. Norwest will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price (including accrued interest). In the event of default by the seller under the repurchase agreement, the Fund may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, Norwest reviews the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements.

Counterparties to the Fund's repurchase agreements must be primary dealers or one of the largest 100 commercial banks in the United States.

Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve book-entry system.
Repurchase agreements are considered to be loans by the Fund for certain purposes under the 1940 Act.

2.       INVESTMENT LIMITATIONS

For purposes of all fundamental and  nonfundamental  investment  policies of the
Fund: the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

The Fund has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is fundamental, the Fund has not adopted any fundamental policies except as required by the 1940 Act. The investment policies of the Portfolio are substantially the same as those of the Fund.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations which are fundamental policies:

(1)      DIVERSIFICATION

                  The Fund may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer

(2)      CONCENTRATION

                  The Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry; provided: (1) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities; (2) municipal securities are not treated as involving a single industry; (3) there is no limit on investment in issuers domiciled in a single country;
                  (4) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (5) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

(3)      BORROWING

                  The Fund may borrow money from banks or by entering into reverse repurchase agreements, but the Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

(4)      ISSUANCE OF SENIOR SECURITIES

                  The Fund may not issue senior securities except to the extent permitted by the 1940 Act.

(5)      UNDERWRITING ACTIVITIES

                  The Fund may not underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(6)      MAKING LOANS

                  The Fund may not make loans, except the Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

(7)      PURCHASES AND SALES OF REAL ESTATE

                  The  Fund  may  not  purchase  or  sell  real  estate  or  any interest therein or real estate limited partnership interests, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

NONFUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations which are not fundamental policies. The policies of the Fund may be changed by the Board.

(1)      BORROWING

                  The Fund's borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of the Fund's net assets.

(2)      ILLIQUID SECURITIES

                  The Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act, as amended ("Restricted Securities").

(3)      OTHER INVESTMENT COMPANIES

                  The Fund may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

(4)      MARGIN AND SHORT SALES

                  The Fund may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts. The Fund may not enter into short sales if, as a result, more that 25% of the value of the Fund's total assets would be so invested, or such a position would represent more than 2% of the outstanding voting securities of any single issuer or class of an issuer.

(5)      PLEDGING

                  The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

(6)      SECURITIES WITH VOTING RIGHTS

                  The Fund may not purchase securities having voting rights except securities of other investment companies; provided that the Fund may hold securities with voting rights obtained through a conversion or other corporate transaction of the issuer of the securities, whether or not the Fund was permitted to exercise any rights with respect to the conversion or other transaction.

(7)      LENDING OF PORTFOLIO SECURITIES

                  The Fund may not lend portfolio securities if the total value of all loaned securities would exceed 33 1/3% of the Fund's total assets, as determined by SEC guidelines.

(8)      REAL ESTATE LIMITED PARTNERSHIPS

                  The Fund may not invest in real estate limited partnerships.

(9)      OPTIONS AND FUTURES CONTRACTS

                  The Fund may not invest in options, futures contracts or options on futures contracts.

(10)     PURCHASES AND SALES OF COMMODITIES

                  The Fund may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currencies and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

3.       PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Fund is historical and is not intended to indicate future returns. The Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00.

In performance advertising, the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in the Fund fees in connection with an investment in the Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives, which are insured or guaranteed.

Yield quotations for the Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and are calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by the Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

Income calculated for the purpose of determining the Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, if any, and any change in the Fund's net asset value per share over the period. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of the Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                    P = a hypothetical initial payment of $1,000
                    T = average annual total return
                    n = number of years
                    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital, if any (including capital gains, if applicable, and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                    PT = period total return
                    The other definitions are the same as in average annual total return above


OTHER ADVERTISEMENT MATTERS

The Fund may also include various information in its advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar;

for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of Norwest or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federal and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of the Fund's performance.

In connection with its advertisements the Fund may provide "shareholders' letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

4.       MANAGEMENT

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust age and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk. The officers set forth below, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

JOHN Y. KEFFER, Chairman and President,* Age 56.

     President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age 66.

     Former Director Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation (1993-March 1999). His address is 5038 Kestral Parkway South, Sarasota, Florida 34231.

DONALD H. BURKHARDt, Trustee, Age 71.

     Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age 77.

     President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age 64.

     President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE,* Trustee, Age 47.

     President, Norwest Investment Services, Inc. (a broker-dealer subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age 46.

     Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age 57.

     Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

SARA M. MORRIS, Vice President and Treasurer, Age 34.

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age 37.

     Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age 44.

     Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON, Assistant Treasurer, Age 39.

     Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age 51.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a retainer fee in the total amount of $6,000, payable quarterly, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication), is paid an additional $2,000 for the Board meeting held in July (at which the Trust's contracts with service providers are reviewed) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Mr. Keffer received no compensation for his services as Trustee for the past year or compensation or reimbursement for his associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $8,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds has a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1999, which was the fiscal year end of all of the Trust's portfolios.

                                                        TOTAL COMPENSATION FROM
                                TOTAL COMPENSATION       THE TRUST AND NORWEST
                                  FROM THE TRUST             SELECT FUNDS

         Mr. Brown                    $37,770                    $38,000
         Mr. Burkhardt                $45,722                    $46,000
         Mr. Harris                   $31,802                    $32,000
         Mr. Leach                    $37,770                    $38,000
         Mr. Penny                    $37,770                    $38,000
         Mr. Willeke                  $37,770                    $38,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1999 total expenses of the Trustees (other than Messrs. Keffer and McCune) was $38,958 and total expenses of the trustees of Norwest Select Funds was $444 .

As of October 1, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees and officers of Core Trust age and their principal occupations during the past five years set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Messrs. Keffer, Goldstein, Sheehan, Evans, Hong and Messes. Klenk, Stutch and Hoefler, officers of Core Trust, all currently serve as officers of the Trust. Accordingly, for background information pertaining to these officers, see "Management -- Trustees and Officers -- Trustees and Officers of the Trust."

JOHN Y. KEFFER,* Chairman and President.

COSTAS AZARIADIS, Trustee, Age 56.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

JAMES C. CHENG, Trustee, Age 57.

     Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is Two Portland Square, Portland, Maine 04101.

J. MICHAEL PARISH, Trustee, Age 56.

     Partner at the law firm of Reid & Priest. Prior thereto he was a partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. His address is 40 Wall Street, New York, New York 10005.

 STACEY HONG, Treasurer, Age 33.

     Director, Fund Accounting, Forum Financial Group, LLC, with which he has been associated since April 1992. Prior thereto, Mr. Hong was a Senior Accountant at Ernst & Young, LLP. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President, Age 45.

     Managing Director, Forum Financial Group, LLC, with which he has been associated since October 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Secretary, Age 38.

     General Counsel, Forum Financial Group , LLC, with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart, LLP. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

LESLIE K. KLENK,  Secretary, Age 34.

     Counsel, Forum Financial Group, LLC with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice President and Associate General Counsel of Smith Barney Inc. Ms. Klenk also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age 51.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

PAMELA STUTCH, Assistant Secretary, Age 31.

     Senior Fund Specialist, Forum Financial Group, LLC with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University School of Law and graduated in 1997. Ms. Stutch was also a legal intern for the Maine Department of the Attorney General. Ms. Stutch also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

HEIDI HOEFLER, Assistant Secretary, Age 36.

     Staff Attorney, Forum Financial Group, LLC with which she has been associated since 1998. Prior thereto, Ms. Hoefler was a legal intern with UNUM (1996-1997), and prior thereto a law student at University of Maine.

INVESTMENT ADVISORY SERVICES

GENERAL

The advisory fee for the Fund is based on the average daily net assets of the Fund at the annual rate disclosed in the Fund's prospectus. The investment advisory fee is accrued daily and paid monthly. The Adviser, in its sole discretion, may waive or continue to waive all or any portion of the investment advisory fee.

In addition to receiving its advisory fee, Norwest and its affiliates may act and be compensated as investment manager for their clients with respect to assets which are invested in the Fund. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from the Fund with respect to the client's assets invested in the Fund.

NORWEST INVESTMENT MANAGEMENT, INC.

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. With respect to the Fund, the Investment Advisory Agreement between the Trust and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement. The Investment Advisory Agreement provides that Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, shareholders, with respect to all or any portion of the assets of the Fund. The Investment Advisory Agreement also provides that no fee shall be payable with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof.

The Investment Advisory Agreement is terminable without penalty with respect to the Fund on 60 days' written notice: (1) by the Board or by a vote of a majority of the outstanding voting securities of the Fund to the Adviser; or (2) by the Adviser to the Trust. The Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory Agreement also provides that, with respect to the Fund, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreement shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement provides that Norwest may render services to others.

The investment advisory agreement between Norwest and Core Trust on behalf of the Portfolio is, except for certain immaterial matters, identical to the Investment Advisory Agreement between Norwest and the Trust.

Norwest Investment Management, Inc. is a subsidiary of Norwest Bank Minnesota, N.A., which as of August 31, 1999, had assets in excess of $24 billion.

The following table shows the dollar amount of fees payable under the Investment Advisory Agreement between Norwest and the Trust with respect to the Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. The data is for the past three fiscal years.


                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

READY CASH INVESTMENT FUND

     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                         3,344,445                 0        3,344,445
     Year Ended May 31, 1997                         6,267,045            50,148        6,216,897


MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to the Fund except those which are the responsibility of FAdS or Norwest. With respect to the Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to the Fund, Forum: oversees: (a) the preparation and maintenance by the Adviser and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Adviser and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Adviser of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, investment advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of the Fund as a regulated investment company under the Code, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAdS manages all aspects of the Trust's operations with respect to the Fund except those which are the responsibility of Forum or Norwest. With respect to the Fund, FAdS has entered into an Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Administration Agreement.

On behalf of the Trust and with respect to the Fund, FAdS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Adviser in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, Norwest, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board; (6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders;
(7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of the Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to the Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAdS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAdS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAdS's Administration Agreement, respectively. Forum and FAdS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAdS pursuant to their Management and Administration Agreements with the Trust.

The following table shows the dollar amount of fees payable to Forum for its management services with respect to the classes of the Fund. Also shown are the amount of fees that were waived by Forum, if any, and the actual fees received by Forum. The data is for the past three fiscal years or shorter period if the class has been in operation for a shorter period.


                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
READY CASH INVESTMENT FUND

Investor Shares
     Year Ended May 31, 1999                           640,686                 0          640,686
     Year Ended May 31, 1998                         1,181,535                 0        1,181,535
     Year Ended May 31, 1997                         1,070,654            14,082        1,056,572

Public Entities Shares
     Year Ended May 31, 1999                            24,555            24,555                0

Exchange Shares
     Year Ended May 31, 1999                               818               818                0
     Year Ended May 31, 1998                               643               511              132
     Year Ended May 31, 1997                               850               850                0


THE PORTFOLIO

Forum manages all aspects of Core Trust's operations with respect to the Portfolio except those which are the responsibility of Norwest. Forum has entered into a management agreement with respect to the Portfolio (the "Core Trust Management Agreement") that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the interestholders of Core Trust, and, in either case, by a majority of the Trustees who are not interested persons of any party to the Core Trust Management Agreement. Under the Core Trust Management Agreement, Forum performs similar services for the Portfolio as it and FAdS perform under the Management and Administration Agreements, to the extent the services are applicable to the Portfolio. Forum and FAdS waive their fees payable by the Fund under the Management and Administration Agreements to the extent the Fund incurs indirectly management fees charged by Forum to the Portfolio.

DISTRIBUTION

Forum also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of Institutional Shares of the Fund on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or the Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to the Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party.

The Distribution Services Agreement terminates automatically if assigned. With respect to the Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty: (1) by the Board or by a vote of the Fund's shareholders, on 60 days' written notice to Forum; or (2) by Forum on 60 days' written notice to the Trust.

TRANSFER AGENT

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, at an annual rate of 0.10% of the Fund's average daily net assets, attributable to Public Entities Shares.

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 serves as the Fund's custodian (in this capacity the "Custodian"). Norwest Bank also serves as custodian to the Portfolio under a separate agreement with Core Trust. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments. The fee is computed and paid monthly, based on the average daily net assets of the Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Fund's foreign assets in accordance with applicable regulations.

The Fund will not pay custodian fees to the extent the Fund invests in the Portfolio or in another registered investment company. The Fund, however, incurs its proportionate share of the custodial fees of the Portfolio.

PORTFOLIO ACCOUNTING

FAcS, an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, FAcS prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund (and each class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FAcS receives from the Trust standard fee of $1,000 per month plus $1,000/month for each additional class of the Fund above one. FAcS also receives a fee of $2,000 per month for the Fund if the Fund invests in a master-feeder structure pursuant to
Section 12(d)(1)(E) of the 1940 Act and invests in more than one security. In addition to these fees, FAcS is entitled to receive from the Trust with respect to the Fund, to the extent that it invests in a fund-of-funds structure pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described below if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets).

To the extent that the Fund is not invested in a master-feeder or fund-of-funds structure, FAcS receives from the Trust with respect to the Fund, a fee of $3,000 per month. In addition, FAcS is paid additional surcharges for each of the following: (1) if the Fund has asset levels exceeding $100 million - $500/month, if the Fund has asset levels exceeding $250 million - $1,000/month, if the Fund has asset levels exceeding $500 million - $1,500/month, if the Fund has asset levels exceeding $1,000 million - $2,000/month; (2) if the Fund requires international custody - $1,000/month; (3) if the Fund has more than 30 international positions - $1,000/month; (4) if the Fund has more than 25% of its assets invested in asset-backed securities - $1,000/month, if the Fund has more than 50% of its assets invested in asset-backed securities - $2,000/month; (6) if the Fund has more than 100 security positions - $1,000/month; and (7) if the Fund has a monthly portfolio turnover rate of 10% or greater - $1,000/month.

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1998. On January 1, 1999, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable

FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FAcS by an officer of the Trust duly authorized. This indemnification does not apply to FAcS's actions taken or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

FAcS performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

The following table shows the dollar amount of fees payable to FAcS (formerly Forum Accounting) for its accounting services with respect to the Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS. The data is for the past three fiscal years.


                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
READY CASH INVESTMENT FUND
     Year Ended May 31, 1999                            34,000                 0           34,000
     Year Ended May 31, 1998                            61,678                 0           61,678
     Year Ended May 31, 1997                            86,000                 0           86,000

EXPENSES

Subject to the obligation of Norwest to reimburse the Trust for certain excess expenses, the Trust has, under its Investment Advisory Agreement, confirmed its obligation to pay all its other expenses, including: (1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (13) state securities law registration fees and related expenses; (14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

5.       PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring to the Fund, also applies to the Portfolio.

Purchases and sales of portfolio securities for the Fund usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In transactions on exchanges in the United States, commissions are negotiated, whereas on foreign exchanges commissions are generally fixed. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

The Fund may effect purchases and sales through brokers who charge commissions, although the Trust does not anticipate that the Fund will do so.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board has authorized Norwest to employ its respective affiliates to effect securities transactions of the Fund, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of Norwest for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Fund's policy that commissions paid to Norwest Investment Services, Inc. ("NISI") and other affiliates of Norwest will, in the judgment of Norwest, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of Norwest by the Fund satisfy the foregoing standards.

The Fund does not have an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of Norwest, and will not direct brokerage to an affiliate of Norwest in recognition of research services.

From time to time, the Fund may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, Norwest takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. Norwest may also take into account payments made by brokers effecting transactions for the Fund: (1) to the Fund; or (2) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay.

In addition, Norwest may give consideration to research services furnished by brokers to Norwest for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment Norwest's own internal research and investment strategy capabilities. Such research and analysis may be used by Norwest in connection with services to clients other than the Fund, and not all such services may be used by Norwest in connection with the Fund. The Fund's fees are not reduced by reason of Norwest's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Board may determine, Norwest may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by Norwest or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Norwest's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Norwest occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

During their last fiscal year, the Fund acquired no securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

6.       ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

GENERAL

Shares of the Fund are sold on a continuous basis by the distributor.

The per share net asset values of each class of shares of the Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. The per share net asset value of each class of the Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

As described in the Prospectus, under certain circumstances the Fund may close early and advance time by which the Fund must receive a purchase or redemption order and payments. In that case, if an investor placed an order after the cut-off time the order would be processed on the follow-up business day and the investor's access to the fund would be temporarily limited.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of Public Entities Shares of Ready Cash Investment Fund may purchase, with the proceeds from a redemption of all or part of their shares, shares of the following funds of the Trust: Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund, Institutional Shares of Municipal Money Market Fund and I Shares of Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

7.       TAXATION

The Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

The Fund's (or Portfolio's) investments in zero coupon securities will be subject to special provisions of the Code which may cause the Fund (or Portfolio) to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund (or Portfolio) may be forced to sell other portfolio securities.

8.   ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS OF THE FUND

DETERMINATION OF NET ASSET VALUE

Pursuant to the rules of the SEC, the Board has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that the Board has determined present minimal credit risks and will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG, LLP, 99 High Street, Boston, MA 02110, independent auditors, served as the independent auditors for the Trust for the fiscal years ended May 31, 1994 and thereafter. For the prior fiscal periods another audit firm acted as independent auditors of the Trust's predecessor corporation.

GENERAL INFORMATION

The Trust's shares are divided into forty separate series. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the Fund's separate classes of shares under the provisions of 1940 Act.

The Board has determined that currently no conflict of interest exists between or among the Fund's Institutional, Investor, Public Entities and Exchange Shares. On an ongoing basis, the Board, pursuant to its fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Advantage Funds, the Trust agreed in the Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

FINANCIAL STATEMENTS

The financial statements of the Fund for the semi-annual period ended November 30, 1997 (which include a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, notes to financial statements, financial highlights and a portfolio of investments) are included in the Semi-Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference. The financial statements of the Fund for the year ended May 31, 1997 (which include a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, notes to financial statements, financial highlights, a portfolio of investments and the independent auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM DEBT

MOODY'S INVESTORS SERVICE

Moody's two highest ratings for short-term debt are "Prime-1" and "Prime-2". Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated "Prime-1" but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S

S&P's two highest commercial paper ratings are "A-1" and "A-2". Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An "A-1" designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". "A-3" issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "A-2" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH IBCA, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

"F-1+". Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1". Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

                                 PERFORMA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION




                                 OCTOBER 1, 1999




                        PERFORMA DISCIPLINED GROWTH FUND
                          PERFORMA SMALL CAP VALUE FUND
                       PERFORMA STRATEGIC VALUE BOND FUND

                                 PERFORMA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 1999


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                  DISTRIBUTION:
         Norwest Bank Minnesota, N.A.             Forum Financial Services, Inc.
         Transfer Agent                           Manager and Distributor
         733 Marquette Avenue                     Two Portland Square
         Minneapolis, MN 55479-0040               Portland, Maine 04101
         (612) 667-8833/(800) 338-1348            (207) 879-1900

The Performa Funds are separate series of Norwest Advantage Funds, an open-end, management investment company registered under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectus dated October 1, 1999, as may be amended from time to time, offering shares of Performa Disciplined Growth Fund, Performa Small Cap Value Fund and Performa Strategic Value Bond Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH THE CURRENT PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                TABLE OF CONTENTS
                                                                            Page

1.    Introduction                                                             1

   Glossary                                                                    1

   Background Information                                                      2

2.    Investment Policies                                                      2

   General Information                                                         2

   Equity Securities                                                           2

   Fixed Income Securities                                                     4

   Borrowing                                                                   9

   Dollar Roll Transactions                                                    9

   Repurchase Agreements                                                       9

   Reverse Repurchase Agreements                                               9

   Lending Fund Securities                                                    10

When-Issued AndDelayed Delivery Securities And Forward Commitments            10

Illiquid Investments

   Short Sales                                                                11

   Options And Futures Contracts                                              11

   Foreign Currency Transactions                                              12

   Swaps, Caps, Floors And Collars                                            13

   Temporary Defensive Position                                               14

3.    Risk Considerations                                                     14

   Counterparty Risk                                                          14

   Fixed Income Securities                                                    15

   Risks Of International Investing                                           16

   Leverage                                                                   18

   Options And Futures Contracts                                              18

   Small Capitalization Stocks                                                19

   Geographic Concentration                                                   19

4.    Investment Limitations                                                  19

   Fundamental Limitations                                                    19

   Non-Fundamental Limitations                                                21

5.    Performance And Advertising Data                                        22

   General                                                                    22

   Sec Yield Calculations                                                     23

   Total Return Calculations                                                  23

   Core And Gateway Performance                                               24

   Other Advertisement Matters                                                24

6.    Management                                                              25

   Trustees And Officers                                                      25

   Investment Advisory Services                                               29

   Management And Administrative Services                                     32

   Distribution                                                               35

   Transfer Agent                                                             35

   Custodian                                                                  36

   Portfolio Accounting                                                       36

   Expenses                                                                   37

7.    Portfolio Transactions                                                  38

8.    Additional Purchase And Redemption Information                          40

   General                                                                    40

   Redemptions                                                                40

9.    Taxation                                                                40

10.   Additional Information About The Trust And The Shareholders Of The Funds42

   Counsel And Auditors                                                       42

   Ownership Of Fund Shares                                                   42

   General Information                                                        42

   Voting And Other Rights                                                    42

   Core And Gateway Structure                                                 44

   Banking Law Matters                                                        44

   Financial Statements                                                       44

   Registration Statement                                                     44

Appendix A - Description Of Securities Ratings                               A-1

Appendix B - Miscellaneous Tables                                            B-1

Appendix C - Performance Data                                                C-1

Appendix D - Other Advertisement Matters                                     D-1

1.       INTRODUCTION


GLOSSARY

     "Adviser" means Norwest or a Subadviser.

     "Board" means the Board of Trustees of the Trust.

     "CFTC" means the U.S. Commodities Futures Trading Commission.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Core and Gateway Structure" means a structure in which a Fund invests in one or more Portfolios.

     "Core  Trust"  means  Core  Trust  (Delaware),   an  open-end,   management
     investment company registered under the 1940 Act.

     "Core Trust Board" means the Board of Trustees of Core Trust.

     "Custodian" means Norwest acting in its capacity as custodian of a Fund.

     "FAdS" means Forum Administrative Services, Limited Liability Company, the Trust's administrator.

     "Fitch" means Fitch IBCA, Inc.

     "Forum" means Forum Financial Services, Inc., a registered broker-dealer and the distributor of the Trust's shares.

     "FAcS" means Forum Accounting Services, Limited Liability Company, the Trust's fund accountant.

     "Fund" means each of the four separate series of the Trust to which this Statement of Additional Information relates as identified on the cover page.

     "Galliard"  means  Galliard  Capital   Management,   Inc.,  the  investment
     subadviser to Strategic Value Bond Portfolio and Performa Strategic Value Bond Fund.

     "Moody's" means Moody's Investors Service.

     "Norwest" means Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

     "Norwest Bank" means Norwest Bank Minnesota, N.A., a subsidiary of Wells Fargo & Company

     "NRSRO" means a nationally recognized statistical rating organization.

     "Performa Funds" means the Funds set forth on the cover page of this Statement of Additional Information.

     "Portfolio" means, Disciplined Growth Portfolio, Small Cap Value Portfolio and Strategic Value Bond Portfolio, each a separate portfolio of Core Trust.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's.



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


     "Smith" means Smith Asset Management Group, L.P.

     "Stock Index Futures" means futures contracts that relate to broadly based stock indices.

     "Subadviser" means Galliard or Smith.

     "Transfer Agent" means Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Fund.

     "Trust" means Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.

     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

BACKGROUND INFORMATION
The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986 and, on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." The Trust is currently named "Norwest Advantage Funds."

Norwest is each Fund's and each Portfolio's investment adviser. Norwest Bank serves as the Trust's transfer agent, dividend disbursing agent and custodian.

Smith serves as investment subadviser of Performa Disciplined Growth Fund, Disciplined Growth Portfolio, Performa Small Cap Value Fund and Small Cap Value Portfolio. Galliard serves as investment subadviser of Performa Strategic Value Bond Fund and Strategic Value Bond Portfolio.

Forum serves as the Trust's manager and as distributor of the Trust's shares. FAdS serves as each Fund's administrator.

2.       INVESTMENT POLICIES

GENERAL INFORMATION
This section discusses in greater detail than the prospectus certain of the investments the Funds may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Funds make the investments described below through the Portfolios.

Each Fund's investment objective and all its investment policies that are designated as fundamental may not be changed without approval by the lesser of:
(i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present or represented at an investors' meeting, if more than 50% of the outstanding shares of the Fund are present or represented at the meeting in person or by proxy. A Fund may change any other investment policy upon appropriate notice to investors.

EQUITY SECURITIES
Equity securities include common stock, preferred stock, convertible securities, warrants, depository receipts, shares of closed-end investment companies and equity-related securities. The market value of all securities, particularly equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. Overall economic and market conditions also impact an equity security's price. The market value of an equity security also may fluctuate based on changes in a company's financial condition. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of equity securities to meet redemptions by investors or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

PREFERRED STOCK. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated. Preferred stock, however, is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

CONVERTIBLE SECURITIES. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.

In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security's conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable nonconvertible securities and are subject to less fluctuations in value than underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

EQUITY-RELATED SECURITIES. Equity-related securities are securities whose interest and/or principal payment obligations are linked to a specified index of equity securities, or determined pursuant to specific formulas. A Fund may invest in these instruments when the securities provide a higher amount of dividend income than is available from a company's common stock. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. Adverse changes in the securities markets may reduce interest payments made under, and/or the principal of, equity-linked securities held by a Fund. In addition, it is not possible to predict how equity-related securities will trade in the secondary market or whether the market for the securities will be liquid.

DEPOSITARY RECEIPTS. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. Depositary receipts provide exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

FIXED INCOME SECURITIES
Fixed income securities include corporate debt obligations, U.S. Government Securities, municipal securities, mortgage-related securities, asset-backed securities, guaranteed investment contracts, zero coupon securities, variable and floating rate securities, financial institution obligations, commercial paper and participation interests.

CORPORATE DEBT OBLIGATIONS. The Funds may invest in corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations.
Commercial paper normally has a maturity of less than 9 months.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (e.g., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. There is no assurance that the U.S. Government will support securities not backed by its full faith and credit. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities. See "Risk Considerations."

GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIES. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets. The market values of these securities are extremely sensitive to prepayment rates.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. A Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bondholders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

CREDIT ENHANCEMENTS. To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these methods. The Funds will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent. See "Risk Considerations." No Fund may invest more than 10% of its net assets in asset-backed securities that are backed by a particular type of credit, (e.g., credit card receivables).

FOREIGN GOVERNMENT AND SUPRANATIONAL ORGANIZATIONS DEBT SECURITIES. A Fund may invest in fixed income securities issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the Adviser believes that the securities do not present risks inconsistent with the Fund's investment objective.

GUARANTEED INVESTMENT CONTRACTS. Guaranteed investment contracts ("GICs") are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company's general account and the insurance company then credits to the Fund's deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

ZERO-COUPON SECURITIES. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

VARIABLE AND FLOATING RATE SECURITIES. Certain debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity.

Variable and floating rate demand notes of corporations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time upon a specified period of notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund will purchase these securities only when its Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisers may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisers will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisers monitor the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

FINANCIAL INSTITUTION OBLIGATIONS. A Fund may invest in obligations of financial institutions, including certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce a Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposits to third parties.

Funds that invest in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

PARTICIPATION INTERESTS. A Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

BORROWING
Each Fund may borrow money in accordance with its investment policies set forth under "Investment Limitations." Interest costs on borrowings may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. Each Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Funds' custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

LENDING FUND SECURITIES
Each Fund may lend Fund securities in an amount up to 33-1/3% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds will not lend portfolio securities to any officer, director, employee or affiliate of the Funds or an Adviser.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
Each Fund may purchase or sell portfolio securities on a "when-issued," "delayed delivery" or "forward commitment" basis. When-issued securities may be purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. When these transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into these transactions only with the intention of actually receiving securities or delivering them, as appropriate. The Funds may dispose of the right to acquire these securities before the settlement date if deemed advisable. During the period between the time of commitment and settlement, no payment is made for the securities purchased and no interest or dividends on the securities accrue to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. The use of when-issued transactions and forward commitments enables a Fund to protect against anticipated changes in interest rates and prices, but also tends to increase the volatility of the Fund's net asset value per share. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued, delayed delivery or forward commitment basis if, as a result, more than 15% (35% in the case of Total Return Bond Fund) of the value of the Fund's total assets would be committed to such transactions.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. If an Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

ILLIQUID INVESTMENTS
No Fund may knowingly invest more than 15% of the Fund's net assets in illiquid investments. Illiquid investments are investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment and include, among other instruments, repurchase agreements not entitling the Fund to payment of principal within seven days.

An institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors usually will not seek to sell these instruments to the general public, but instead will often depend on either an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions therefore may not be determinative of the liquidity of such investments.

If unregistered securities are eligible for purchase by institutional buyers in accordance with applicable exemptions under guidelines adopted by the Board, an Adviser may determine that the securities are liquid. Under these guidelines, the Advisers are required to take into account: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment; (3) the number of dealers that have undertaken to make a market in the investment; (4) the number of other potential purchasers; and (5) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer.

Illiquid investments may be more difficult to value than liquid investments and the sale of illiquid investments generally may require more time and result in higher selling expenses than the sale of liquid investments. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Restrictions on resale may have an adverse effect on the marketability of illiquid investments and a Fund might also have to register certain investments in order to dispose of them, resulting in expense and delay.

SHORT SALES
All Funds may engage in short sales "against the box." A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. If a Fund has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Fund generally will be deemed to have sold the long position for tax purposes and thus will recognize gain.
Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

OPTIONS AND FUTURES CONTRACTS
Each Fund may (1) purchase or sell (write) put and call options on securities to enhance the Fund's performance and (2) seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase through the writing and purchase of
exchange-traded  and  over-the-counter   options  on  individual  securities  or
securities or financial indices and through the purchase and sale of interest-rate futures contracts and options on those futures contracts. A Fund may only write options that are covered. To the extent a Fund invests in foreign securities, it may in the future invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. These instruments are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges on which futures and options are traded or the CFTC. A Fund may enter into futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5% of the Fund's total assets.

COVER FOR OPTIONS AND FUTURES CONTRACTS. A Fund will hold securities, currencies, or other options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. A Fund will enter into a hedging strategy that exposes it to an obligation to another party only if the Fund owns either (1) an offsetting ("covered") position in the underlying security, currency or options or futures contract, or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid debt securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging or option income strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying assets, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that exercises of stock index options are effected with cash payments and do not involve delivery of securities (i.e., stock index options are settled exclusively in cash). Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed-upon price. A bond or stock index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

FOREIGN CURRENCY TRANSACTIONS
Funds that make foreign investments may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.
Performa Global Value Fund may also enter into forward transactions in anticipation of placing a trade. A Fund will not enter into forward contracts for speculative purposes, although Schroder may seek to enhance the Performa Global Growth Fund's investment return through active currency management. A Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds have no present intention to enter into currency futures or options contracts, but may do so in the future. A Fund might take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

SWAPS, CAPS, FLOORS AND COLLARS
A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

A Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift a Fund's investment exposure from one type of investment to another.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate protection transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on a Fund's performance. Even if the Advisers are correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POSITION
When, in the judgment of an Adviser, market or economic conditions warrant, each Fund may assume a defensive position and temporarily hold cash or invest without limit in cash equivalents to retain flexibility in meeting redemptions, paying expenses and timing of new investments. These investments will be rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, except in the case of International Fund, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. To the extent that a Fund assumes a temporary defensive position, it may not be invested to pursue its investment objective. Performa Global Growth Fund may hold cash and invest in bank instruments denominated in any major foreign currency.

Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above.

RISK CONSIDERATIONS

COUNTERPARTY RISK
The Funds may be exposed to the risks of financial failure or insolvency of another party. To help reduce those risks, the Advisers, subject to the Board's supervision, monitor and evaluate the creditworthiness of counterparties to the Funds' transactions and intend to enter into a transaction only when they believe that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

The use of repurchase agreements, securities lending, reverse repurchase agreements, interest rate protection transactions (such as swaps, caps, collars and floors), forward commitments (including dollar roll transactions) and forward contracts involving currencies present particular counterparty risk. In the event that bankruptcy, insolvency or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable, it may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending, reverse repurchase agreements and dollar roll transactions, and therefore, those transactions involve more risk than repurchase agreements. For example, in the event the purchaser of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. As a result of entering into forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

FIXED INCOME SECURITIES
GENERAL. The market value of the interest-bearing fixed income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Funds' investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, Performa Strategic Value Bond Fund will generally buy debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO (although certain Funds have greater restrictions). Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Advisers may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

A Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

A Fund may purchase unrated securities if the Fund's Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize mortgage-related securities depends in part upon the ability of its Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting a Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of their previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

ASSET-BACKED SECURITIES. Like mortgages underlying mortgage-related securities, the collateral underlying assets are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be of comparable quality. Such high-risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high-risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Fund's Adviser.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund's Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, the Fund's Adviser may be forced to sell the Fund's higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield/high risk securities.

RISKS OF INTERNATIONAL INVESTING
All investments, domestic and foreign, involve risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While a Fund will generally invest only in securities of companies and governments in countries that its Adviser, in its judgment, considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Fund assets.

Moreover, (1) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Fund; (2) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (3) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States.; (4) foreign securities often trade less frequently and with lower volume than U.S.
securities and consequently may exhibit greater price volatility; and (5) foreign securities trading practices, including those involving securities settlement, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

A Fund that makes foreign investments may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Funds.

EMERGING MARKETS. Investing in emerging market countries generally presents greater risk than does other foreign investing. In any emerging market country, there is the increased possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. The economies of developing countries are more likely to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Fund adopt special procedures, seek local government approvals or take other actions that may incur costs for the Fund.

Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because Performa Global Growth Fund will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Fund's investments. A decline against the dollar in the value of currencies in which the Fund's investments are denominated will result in a corresponding decline in the dollar value of the Fund's assets. This risk is heightened in some emerging market countries.

The Fund may at times have to liquidate portfolio securities in order to acquire sufficient U.S. dollars to fund redemptions of the Funds or other investors or to purchase the U.S. dollars in order to pay its expenses. Changes in foreign currency exchange rates may contribute to the need to liquidate portfolio securities.

LEVERAGE
The Funds may use leverage in an effort to increase their returns. Leverage involves special risks and may involve speculative investment techniques.
Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage. Certain Funds also may purchase securities on margin or enter into short sales. The Funds use these investment techniques only when the Advisers believe that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs). The risks of leverage include a higher volatility of the net asset value of the Fund's interests and the relatively greater effect on the net asset value of the interests caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if a Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. In order to attempt to reduce the risks involved in various transactions involving leverage, a Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The use of a segregated account in connection with leveraged transactions may result in a Fund's investment portfolio being 100% leveraged.

OPTIONS AND FUTURES CONTRACTS
A Fund's use of options and futures contracts subjects the Fund to certain unique investment risks. These risks include: (1) dependence on an Adviser's ability to correctly predict movements in the prices of individual securities and fluctuations in interest rates, the general securities markets and other economic factors; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective;
(3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited losses when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange-traded options contracts on fixed income securities. The Funds may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

SMALL CAPITALIZATION STOCKS
Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rises more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

GEOGRAPHIC CONCENTRATION
To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, region or country, the value of the Fund's shares may be especially affected by factors pertaining to that state, region or country's economy and other factors specifically affecting the ability of issuers of that state, region or country to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a more geographically diverse portfolio.

4.       INVESTMENT LIMITATIONS

For purposes of all fundamental and nonfundamental  investment  policies of each
Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Each Fund has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is fundamental, the Fund has not adopted any fundamental policies except as required by the 1940 Act or other applicable law.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

FUNDAMENTAL LIMITATIONS
Each Fund has adopted the following investment limitations which are fundamental policies of the Fund. Each Portfolio has the same fundamental investment policies as the Fund that invests in the Portfolio.

1.       DIVERSIFICATION

                  No Fund may, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2.       INDUSTRY CONCENTRATION

                  No Fund may purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government Securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, each Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

                  For purposes of this policy: (1) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security; (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3.       BORROWING

                  No Fund may borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

4.       REAL ESTATE

                  No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.       LENDING

                  No Fund may make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

                  No Fund may lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 33 1/3% of the Fund's total assets.

6.       COMMODITIES

                  No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.       UNDERWRITING

                  No Fund may  underwrite  (as that term is  defined in the 1933
                  Act) securities issued by other persons except, to the extent that in connection with the disposition of the Fund's assets, the Fund may be deemed to be an underwriter.

8.       SENIOR SECURITIES

                  No Fund may  issue  senior  securities  except  to the  extent permitted by the 1940 Act.

NON-FUNDAMENTAL LIMITATIONS
Each Fund has adopted the following investment limitations which are not fundamental policies of the Fund. A nonfundamental policy will not be used to defeat a fundamental limitation of a Portfolio. Reference to a Fund includes reference to its corresponding Portfolio, if applicable, which has the same fundamental policies as the Fund. The policies of a Fund may be changed by the Board, or in the case of its corresponding Portfolio, the Core Trust Board.

1.       BORROWING

                  For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities);
                  (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions"). (See Fundamental Limitation No. 3 "Borrowing" above.

2.       LIQUIDITY

                  No Fund may invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.       EXERCISING CONTROL OF ISSUERS

                  No Fund may make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4.       OTHER INVESTMENT COMPANIES

                  No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5.       SHORT SALES AND PURCHASING ON MARGIN

                  No Fund may sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                  No Fund may purchase securities on margin, except that a Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

6.       OPTIONS, WARRANTS AND FUTURES CONTRACTS

                  No Fund except Performa Global Growth Fund may invest in futures or options contracts regulated by the CFTC except for:
                  (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

                  No Fund: (1) will hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"); (2) will buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets; and (3) will buy call options with a value exceeding 5% of the Fund's total assets.

5.       PERFORMANCE AND ADVERTISING DATA

GENERAL
Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Advertisements may include comparisons of the Funds' performance relative to their peers, mutual fund averages or recognized stock market indices. The Funds may measure performance in terms of yield and total return.

Cumulative total return represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (i.e., the life of the Fund), and does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's net asset value per share at the end of the 30-day period. Yield does not include changes in net asset value. Generally, yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you invested in a Fund for a year and the Fund continued to have the same yield for the entire year.

In performance advertising, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indices, including but not limited to, the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley - Europe, Australasia and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS
Although published yield information is useful in reviewing a Fund's performance, each Fund's yield fluctuates from day to day and the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Norwest, financial institutions and others that sell fund shares may charge their customers, various retirement plans or other shareholders that invest in a Fund fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Standardized yields for the Funds used in advertising are computed by dividing a Fund's dividends and interest earned (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS
Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Fund. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
               P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                    PT = period total return
                    The other definitions are the same as in average annual total return above

CORE AND GATEWAY PERFORMANCE
When a Fund invests all of its investable assets in a Portfolio that has a performance history prior to the investment by the Fund, the Fund will assume the performance history of the Portfolio. That history may be restated to reflect the estimated expenses of the Fund.

OTHER ADVERTISEMENT MATTERS
The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Funds may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily); (4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to
$16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) descriptions of the Funds' portfolio managers and the portfolio management staff of the Advisers or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Fund's performance.

The Funds may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                                       SYSTEMATIC                    SHARE                    SHARES
               PERIOD                  INVESTMENT                    PRICE                   PURCHASED
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                            Total Invested $600      Average Price $15.17        Total Shares 41.81


In connection with its advertisements each Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial services firm.

6.       MANAGEMENT

The officers and Trustees of the Trust may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST. The Trustees and officers of the Trust age and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER, Chairman and President,* Age  57.

     President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age  68.

     Former Director Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation (1993-March 1999). His address is 5038 Kestral Parkway South, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age  73.

     Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age  79.

     President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age  66.

     President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE,* Trustee, Age  54.

     President, Norwest Investment Services, Inc. (a broker-dealer subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age  47.

     Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age  59.

     Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

SARA M. MORRIS, Vice President and Treasurer, Age  36.

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age  38.

     Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age  45.

     Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON, Assistant Treasurer, Age  40.

     Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age  51.

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST. Each Trustee of the Trust is paid a quarterly retainer fee of $6,000, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended except the annual meeting, for which each Trustee is paid $5,000 (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Messrs. Keffer and McCune received no compensation for their services as Trustees for the past year or reimbursement for their associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $8,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1999, which was the fiscal year end of all of the Trust's portfolios.

                                                         TOTAL COMPENSATION FROM
                                 TOTAL COMPENSATION       THE TRUST AND NORWEST
                                   FROM THE TRUST             SELECT FUNDS

         Mr. Brown                     $37,770                    $38,000
         Mr. Burkhardt                 $45,722                    $46,000
         Mr. Harris                    $31,802                    $32,000
         Mr. Leach                     $37,770                    $38,000
         Mr. Penny                     $37,770                    $38,000
         Mr. Willeke                   $37,770                    $38,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1999 total expenses of the Trustees (other than Messrs. Keffer and McCune) was $38,958and total expenses of the trustees of Norwest Select Funds was $444.

As of October 1, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Funds.

TRUSTEES AND OFFICERS OF CORE TRUST. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER*, Chairman and President, Age 57.

     President, Forum Financial Group, LLC (mutual fund services company holding company). Mr. Keffer is a Trustee/Director and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

COSTAS AZARIADIS, Trustee, Age 56.

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

JAMES C. CHENG, Trustee, Age 57.

     President, Technology Marketing Associates (a marketing company for small and medium size businesses in New England) since 1991. Prior thereto, Mr. Cheng was President of Network Dynamics, Inc. (a software development company). His address is 27 Temple Street, Belmont, MA 02718.

J. MICHAEL PARISH, Trustee, Age 56.

     Partner at the law firm of Reid & Priest L.L.P. since 1995. From 1989 to 1995, he was a partner at Winthrop, Stimson, Putnam & Roberts. His address is 40 West 57th Street, New York, New York 10019.

 STACEY HONG, Treasurer, Age 33

     Director, Fund Accounting, Forum Financial Group, LLC, with which he has been associated since April 1992. Prior thereto, Mr. Hong was a Senior Accountant at Ernst & Young, LLP. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President, Age 45.

     Managing Director, Forum Financial Group, LLC with which he has been associated since October 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Secretary, Age 38.

     General Counsel, Forum Financial Group , LLC, with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart, LLP. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

LESLIE K. KLENK,  Secretary, Age 34.

     Counsel, Forum Financial Group, LLC with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice President and Associate General Counsel of Smith Barney Inc. Ms. Klenk also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age 51.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

PAMELA STUTCH, Assistant Secretary, Age 31.

     Senior Fund Specialist, Forum Financial Group, LLC with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University School of Law and graduated in 1997. Ms. Stutch was also a legal intern for the Maine Department of the Attorney General. Ms. Stutch also serves as an officer of other registered investment companies for which the various Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

HEIDI HOEFLER, Assistant Secretary, Age 36.

     Staff Attorney, Forum Financial Group, LLC with which she has been associated since 1998. Prior thereto, Ms. Hoefler was a legal intern with UNUM (1996-1997), and prior thereto a law student at University of Maine.

*        Interested Trustee of the Trust within the meaning of the 1940 Act.

INVESTMENT ADVISORY SERVICES
GENERAL. Table 1 in Appendix B shows, with respect to each Fund, the Fund's pro rata share of the dollar amount of the investment advisory fees payable to Norwest by the Portfolio in which the Fund invests under the Portfolio's Investment Advisory Agreement. The table also shows the amount of the fee that was waived by Norwest, if any, and the actual fee received by Norwest.

All investment advisory fees are accrued daily and paid monthly. Each Adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees. The advisory fee for each Portfolio is based on the average daily net assets of the Portfolio at the annual rate disclosed in the Fund's prospectus. To the extent that a Fund invests in a Portfolio, the advisory fee paid by the Fund will be with respect to the Portfolio for advisory services rendered at the Portfolio level.

In addition to receiving its advisory fee from the Portfolios, each Adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances an Adviser or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by the Adviser or any of its affiliates from a Portfolio with respect to the client's assets invested in the Portfolio.

NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Core Board, Norwest makes investment decisions for Disciplined Growth Portfolio, Small Cap Value Portfolio and Strategic Value Bond Portfolio and continuously oversees the investment decisions of the Subadvisers of those Portfolios. Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio. Under an Investment Advisory
Agreement between Norwest and Core Trust on behalf of the Portfolios, Norwest may delegate its responsibilities to any investment subadviser approved by the Board and, as applicable, interestholders, with respect to all or a portion of the assets of the Portfolios. The Investment Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by vote of the interestholders, and in either case, by a majority of the trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice: (1) by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio to the Adviser or
(2) by the Adviser on 60 days' written notice to Core Trust. The Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory Agreement also provides that, with respect to the Portfolios, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreements shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement provides that Norwest may render services to others.

Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. Norwest Corporation currently has assets in excess of $83 billion. Norwest and its affiliates currently manage assets with a value of approximately $52.9 billion. Norwest Corporation and Wells Fargo & Company, the parent company of Wells Fargo Bank, have signed a definitive agreement to merge. The merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the fourth quarter of 1998.

DORMANT INVESTMENT ADVISORY ARRANGEMENTS. Norwest also has been retained as a "dormant" or "backup" investment adviser to each Fund. The Investment Advisory Agreement between Norwest and the Trust on behalf of the Funds is identical to the Investment Advisory Agreement between Core Trust and Norwest on behalf of the Portfolios of Core Trust, except for the fees payable thereunder (no fee is payable to the extent that a Fund is invested in a Portfolio or another investment company) and certain immaterial matters.

SUBADVISERS. As set forth in the Prospectus, Norwest and Core Trust have retained the services of Galliard and Peregrine pursuant to Investment Subadvisory Agreements to assist Norwest in carrying out its obligations with respect to Strategic Value Bond Portfolio, Disciplined Growth Portfolio and Small Cap Value Portfolio. Norwest pays a fee to each such Subadviser for the investment subadvisory services provided to each Portfolio by that Subadviser. These fees do not increase the fees paid by the interestholders of the Portfolios. The amount of the fees paid by Norwest to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding matters such as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser, the cost and complexity of providing services, the investment record of the Subadviser in managing the Portfolio and the nature and magnitude of the expenses incurred by the Subadviser in managing the Portfolio's assets and by Norwest in overseeing the Portfolio.

Norwest has entered into a dormant Investment Subadvisory Agreement with each Subadviser on behalf of each Fund that invests its assets in a Portfolio subadvised by that Subadviser. With respect to each Subadviser, the terms of the Investment Subadvisory Agreement between Core Trust, Norwest and the Subadviser and the dormant Investment Subadvisory Agreement between the Trust, Norwest and the Subadviser are identical, except with respect to the fees payable (no fee is payable under the Investment Subadvisory Agreements with respect to a Fund to the extent that the Fund is invested in an investment company) and certain immaterial matters.

Norwest performs internal due diligence on each Subadviser and monitors each Subadviser's performance using its proprietary investment adviser selection and monitoring process. Norwest will be responsible for communicating performance targets and evaluations to Subadvisers, supervising each Subadviser's compliance with fundamental investment objectives and policies, authorizing Subadvisers to engage in certain investment techniques, and recommending to the Core Board whether investment subadvisory agreements should be renewed, modified or terminated. Norwest also may from time to time recommend that the Core Board replace one or more Subadvisers or appoint additional Subadvisers, depending on Norwest's assessment of what combination of Subadvisers it believes will optimize each Portfolio's chances of achieving its investment objectives.

GALLIARD CAPITAL MANAGEMENT, INC. To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Strategic Value Bond Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard specializes in fixed income management. Galliard is registered with the SEC as an investment adviser and is an investment advisory subsidiary of Norwest Bank. The firm manages assets on the premise that outstanding performance is achieved through fundamental security analysis and strategic portfolio diversification. As of June 30, 1998, Galliard had approximately $3.8 billion in assets under management.

Pursuant to the Investment Subadvisory Agreement, Galliard makes investment decisions for the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program with respect to that portion, if any, of the Portfolio's portfolio that Norwest believes should be invested using Galliard as a subadviser. Currently, Galliard manages the entire portfolio of the Portfolio and has done so since the Portfolio's inception. Galliard is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of the Portfolio's investments and effecting portfolio transactions for the Portfolio (to the extent of Norwest's delegation). Norwest supervises the performance of Galliard including its adherence to the Portfolio's investment objectives and policies and pays Galliard a fee for its investment management services. As of October 1, 1998, for its services under the Investment Subadvisory Agreement, Norwest pays Galliard a fee based on each Portfolio's average daily net assets at an annual rate of 0.50%.

The Investment Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually: (1) by the Core Board or by vote of a majority of the outstanding voting securities of the Portfolio, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory Agreement; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to the Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to the Portfolio on 60 days' written notice when authorized either by majority vote of the Fund's shareholders or by the Core Board, or by Galliard on 60 days written notice to Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Galliard nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Galliard against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Galliard's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreement provides that Galliard may render services to others.

SMITH ASSET MANAGEMENT GROUP, L.P. To assist Norwest in carrying out its obligations under the Investment Advisory Agreement with Disciplined Growth Portfolio and Small Cap Value Portfolio, Norwest has entered into an Investment Subadvisory Agreement with Smith, located at 500 Crescent Court, Suite 250, Dallas, Texas. Smith is registered with the SEC as an investment adviser and is an investment advisory affiliate of Norwest Bank. Smith provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of June 30, 1998, the Smith Group managed over $634 million in assets.

Pursuant to the Investment Subadvisory Agreement, Smith makes investment decisions for each of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program with respect to that portion, if any, of the Portfolio's portfolio that Norwest believes should be invested using Smith as a subadviser. Smith is required to furnish at its own expense all services, facilities and personnel necessary in connection with managing of each Portfolio's investments and effecting portfolio transactions for each Portfolio (to the extent of Norwest's delegation). Currently, Smith manages the entire investment portfolio of each Portfolio and has done so since the Portfolio's inception. Norwest supervises the performance of Smith including its adherence to the Portfolio's investment objectives and policies and pays Smith a fee for its investment management services. As of October 1, 1998, for its services under the Investment Subadvisory Agreement, Norwest pays Smith a fee based on Disciplined Growth Portfolio's and Small Cap Value Portfolio's average daily net assets at an annual rate of 0.35% and 0.45%, respectively.

The Investment Subadvisory Agreement will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually:
(1) by the Core Trust Board or by vote of a majority of the outstanding voting securities of the Portfolios, and, in either case; (2) by a majority of the Core Trust's trustees who are not parties to the Investment Subadvisory Agreement or interested persons of any such party (other than as trustees of the Core Trust), at a meeting called for the purpose of voting on the Investment Subadvisory
Agreements; provided further, however, that if the Investment Subadvisory Agreement or the continuation of the Agreement is not approved, the Subadviser may continue to render to each Portfolio the services described in the Investment Subadvisory Agreement in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The Investment Subadvisory Agreement is terminable without penalty with respect to a Portfolio on 60 days' written notice when authorized either by majority vote of the Portfolio's shareholders or by the Core Trust Board, or by Smith on 60 days' written notice to the Core Trust, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to each Portfolio, neither Smith nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing shall be deemed to protect Smith against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Smith's duties or by reason of reckless disregard of its obligations and duties under the Investment Subadvisory Agreement. The Investment Subadvisory Agreements provides that Smith may render services to others.

During the past 17 years, Smith has developed a proprietary model investment style which utilizes the concept of earnings surprise to aid in successful stock selection. This proprietary model, known as the Earnings Surprise Predictor ("ESP") model, is based on the idea that companies reporting positive earnings surprises have consistently outperformed those companies reporting negative earnings surprises. The ESP model works on the following three-discipline approach: (1) Buy Discipline - buy based on an objective strategy driven by earnings surprise; (2) Portfolio Discipline - eliminate factors that may dilute the positive impact of earnings surprise on return; and (3) Sell Discipline - sell using objective criteria to eliminate factors that cloud judgment, including emotion.

MANAGEMENT AND ADMINISTRATIVE SERVICES
MANAGEMENT SERVICEs. Forum manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, any other Adviser or Subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, Forum: (1) oversees (a) the preparation and maintenance by the Advisers and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and fund accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law; (b) the reconciliation of account information and balances among the Advisers and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (c) the transmission of purchase and redemption orders for Shares; (d) the notification of the Advisers of available funds for investment; and (e) the performance of fund accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and fund accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Advisers and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Fund shares, to ensure that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

Pursuant to its agreement with the Trust, Forum may subcontract any or all of its duties to one or more qualified submanagers who agree to comply with the terms of Forum's Management Agreement. Forum may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum pursuant to its Management Agreement with the Trust.

For its services, Forum receives a fee equal to 0.025% annually of the average daily net assets of each Fund.

ADMINISTRATIVE SERVICES. FAdS manages all aspects of the Trust's operations with respect to each Fund except those which are the responsibility of Forum, Norwest, or any other Adviser or Subadviser to a Fund, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Fund, FAdS has entered into an Administration Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Fund, FAdS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the

Advisers in monitoring Fund holdings for compliance with Prospectus and SAI investment restrictions and assists in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Advisers, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board; (6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and applicable state and other securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administration Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administration Agreement also provides that neither FAdS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS's or their duties or by reason of reckless disregard of their obligations and duties under the Administration Agreement.

Pursuant to its agreement with the Trust, FAdS may subcontract any or all of its duties to one or more qualified subadministrators who agree to comply with the terms of FAdS' Administration Agreement. FAdS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to FAdS pursuant to its Administration Agreement with the Trust.

For its services, FAdS receives a fee equal to 0.025% annually of the average daily net assets of each Fund.

Table 2 in Appendix B shows the dollar amount of fees payable to Forum and FAdS for management and administrative services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding), the amount of fees that were waived by Forum and FAdS, if any, and the actual fees received by Forum and FAdS.

PORTFOLIOS OF CORE TRUST. FAdS manages all aspects of Core Trust's operations with respect to the Portfolios of Core Trust except those which are the responsibility of Norwest. With respect to each Portfolio, FAdS has entered into an Administration Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Core Trust Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Administration Agreement. Under the Administration Agreement, FAdS performs similar services for each Portfolio as it and Forum perform for the Funds under the Management Agreement and Administration Agreement, to the extent the services are applicable to the Portfolios and their structure.

The Administration Agreement provides that FAdS shall not be liable to Core Trust or any of Core Trust's interestholders for any action or inaction of FAdS relating to any event whatsoever in the absence of bad faith, willful misfeasance or gross negligence in the performance of FAdS' duties or obligations under the Agreement or by reason of FAdS' reckless disregard of its duties and obligations under this Agreement.

The Administration Agreement may be terminated with respect to a Portfolio at anytime, without the payment of any penalty (i) by the Core Board on 60 days' written notice to FAdS or (ii) by FAdS on 60 days' written notice to Core Trust.

For its services with respect to each Portfolio, FAdS receives a fee at an annual rate of 0.05% of the Portfolio's average daily net assets.

DISTRIBUTION
Forum, a registered broker dealer and member of the National Association of Securities Dealers, Inc., also acts as distributor of the shares of the Fund. Forum acts as the agent of the Trust in connection with the offering of shares of the Funds on a "best efforts" basis pursuant to a Distribution Services Agreement.

Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Fund's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Fund, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party.

The Distribution Services Agreement terminates automatically if assigned. With respect to each Fund, the Distribution Services Agreement may be terminated at any time without the payment of any penalty by the Board or by a vote of the Fund's shareholders on 60 days' written notice to Forum; or by Forum on 60 days' written notice to the Trust.

Forum also acts as placement agent for the Portfolios.

TRANSFER AGENT
Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, serves as transfer agent and dividend disbursing agent for the Funds. The Transfer Agent maintains an account for each shareholder of the Funds, performs other transfer agency functions and acts as dividend disbursing agent for the Funds. The Transfer Agent is permitted to subcontract any or all of its functions with to qualified agents. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent.

The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund.

CUSTODIAN
Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, also serves as each Fund's and each Portfolio's custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial service, Norwest Bank receives an asset-based fee with respect to each Portfolio at an annual rate of 0.02% of the first $100 million of the Portfolio's average daily net assets, 0.015% of the next $100 million of the Portfolio's average daily net assets and 0.01% of the Portfolio's remaining average daily net assets. The fee is computed and paid monthly, based on the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio in addition to the average daily net assets of the Fund. No fee is directly payable by a Fund to the extent the Fund is invested in a Portfolio.

The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments.

Pursuant to rules adopted under the 1940 Act, a Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Fund assets. The Custodian employs qualified foreign subcustodians to provide custody of the Funds foreign assets in accordance with applicable regulations.

No Fund will pay custodian fees to the extent the Fund invests in shares of another registered investment company in accordance with Section 12(d)(1)(E) of the 1940 Act. Each Fund so invested incurs, however, its proportionate share of the custodial fees of the Portfolio in which it invests.

PORTFOLIO ACCOUNTING
FAcS, an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under the Fund Accounting Agreement, FAcS prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FAcS receives from the Trust with respect to each Fund a fee of $1,000 per month plus for each additional class of the Fund above one $1,000 per month. In addition, FAcS is paid additional surcharges for each of the following: (1) Funds with asset levels exceeding $100 million - $500/month, Funds with asset levels exceeding $250 million - $1000/month, Funds with asset levels exceeding $500 million - $1,500/month, Funds with asset levels exceeding $1,000 million - $2,000/month;
(2) Funds requiring international custody - $1,000/month; (3) Funds with more than 30 international positions - $1,000/month; (4) Funds with more than 25% of net assets invested in asset backed securities - $1,000/month, Funds with more than 50% of net assets invested in asset backed securities - $2,000/month; (5) Funds with more than 100 security positions - $1,000/month; and (7) Funds with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

FAcS receives from the Trust with respect to each Fund that invests in a Core and Gateway Structure a standard gateway fee of $1,000 per month plus for each additional class of the Fund above one - $1,000 per month. FAcS also receives a fee of $2,000 per month for each Fund investing in a Core and Gateway Structure pursuant to Section 12(d)(1)(E) of the 1940 Act that invests in more than one security. In addition to the standard gateway fees, FAcS is entitled to receive from the Trust with respect to each Fund that invests in a Core and Gateway Structure pursuant to Section 12(d)(1)(H) of the 1940 Act additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets)

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1998. On January 1, 1999, and on each successive January 1, the rates may be adjusted automatically by FAcS without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. FAcS shall notify the Trust each year of the new rates, if applicable.

FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FAcS by an officer of the Trust duly authorized. This indemnification does not apply to FAcS's actions taken or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

FAcS performs similar services for the Portfolios and, in addition, acts as the Portfolios' transfer agent.

Forum, FAdS and FAcS are members of the Forum Financial Group of companies, Two Portland Square, Portland, Maine 04101, which together provide a full range of services to the investment company and financial services industry. As of October 1, 1999, they were controlled by John Y. Keffer, President and Chairman of the Trust.

EXPENSES
Each Fund bears all costs of its operations. The costs borne by the Funds include a pro rata portion of the following: legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on fund securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each Fund includes the Fund's pro rata share of the expenses of the Portfolio in which the Fund invests.

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintenance of its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold;
(13) expenses incurred pursuant to state securities laws; (14) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

7.       PORTFOLIO TRANSACTIONS

The following discussion of portfolio transactions, while referring generally to the Funds, relates equally to the Portfolios.

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. The Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Purchases and sales of portfolio securities for the Performa Strategic Value Fund usually are principal transactions. Debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Funds generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of each Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

Performa Strategic Value Bond Fund may effect purchases and sales through brokers who charge commissions. Table 4 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. Any material change in the amount of brokerage commissions paid by a Fund was due to an increase or decrease in the Fund's assets.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board and Core Trust Board has authorized the Advisers to employ their respective affiliates to effect securities transactions of the Funds or the Portfolios, provided certain other conditions are satisfied. No Fund has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of an Adviser, and will not direct brokerage to an affiliate of an Adviser in recognition of research services. Payment of brokerage commissions to an affiliate of an Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions.  It is  the  Fund's  policy  that  commissions  paid  to  Schroder
Securities Limited, Norwest Investment Services, Inc. ("NISI") and other affiliates of an Adviser will, in the judgment of the Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of an Adviser by the Funds satisfy the foregoing standards. The Core Trust Board has adopted similar policies with respect to the Portfolios.

The Funds and the Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, an Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Advisers may also take into account payments made by brokers effecting transactions for a Fund or Portfolio: (1) to the Fund or Portfolio or (2) to other persons on behalf of the Fund or Portfolio for services provided to the Fund or Portfolio for which it would be obligated to pay.

In addition, the Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Funds and Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Advisers in connection with services to clients other than the Funds and Portfolios, and not all such services may be used by the Adviser in connection with the Funds. An Adviser's fees are not reduced by reason of the Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Boards may determine, an Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Investment decisions for the Funds (and for the Portfolios) will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The Advisers monitor the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year;
(2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of May 31, 1999.

REGULAR BROKER OR DEALER                                VALUE OF SECURITIES HELD
Goldman Sachs                                                         $2,963,430
Merrill Lynch & Co., Inc.                                             $5,327,050
Lehman Brothers Holding, Inc.                                         $3,864,840

PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

The frequency of portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Portfolio may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Advisers anticipate that the annual portfolio turnover rate of each Portfolio will be less than 100% in their first year of operations. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs and an increase in short term capital gains or losses to the Portfolio.

8.       ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

GENERAL
Shares of all Funds are sold on a continuous basis by the distributor.

REDEMPTIONS
In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Funds have chosen not to make an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. Redemption requests in excess of applicable limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

9.       TAXATION

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, each Fund will not be liable for federal income and excise taxes on the net investment income and net capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to you as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) may apply to net gain from capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) may apply to the balance of net capital gain ("adjusted net capital gain"). Distributions of mid-term gain and adjusted net capital gain will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If you hold shares for six months or less and during that period receive a long-term capital gain distribution, any loss realized on the sale of the shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Dividends or distributions made to you shortly after the purchase of Shares, although in effect a return of capital to you, will be taxable to you as described above.

It is expected that a portion of the dividends of each Fund, except Performa Strategic Value Bond Fund, will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Fund's fiscal year.

No Portfolio is required to pay federal income taxes on its net investment income and capital gain, as each Portfolio is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Portfolio are deemed to have been "passed through" to the Funds investing in the Portfolio in proportion to the Funds' holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

Each Fund is required by federal law to withhold 31% of reportable payments paid to you (which may include dividends, capital gain distributions and redemptions) if you fail to provide the Fund with a correct taxpayer identification number or make required certifications, or who is subject to backup withholding. Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to you shortly after the close of each calendar year.

Qualification as a regulated investment company does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Fund must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by such Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that a Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Portfolio has unrealized gains with respect to the other position in such straddle; (2) a Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Portfolio's investments in zero coupon securities will be subject to special provisions of the Code which may cause the Portfolio to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Portfolio may be forced to sell other portfolio securities.

10.  ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS OF THE FUNDS

COUNSEL AND AUDITORS
Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, 1200 G Street, NW, Washington, DC 20005.

KPMG LLP, 99 High Street, Boston, MA 02110, independent auditors, serve as the independent auditors for the Trust.

OWNERSHIP OF FUND SHARES
Table 4 to Appendix B lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of September 1, 1999.

GENERAL INFORMATION
The Board of Trustees oversees the business affairs of the Funds and is responsible for major decisions relating to each Fund's investment objective and policies. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons. The Core Board performs similar functions with respect to the Portfolios and also monitors the activities of each Portfolio and its service providers.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares; the costs of doing so will be borne by the Trust. As of the date of this SAI, each Fund offers one class of shares. The Trust currently offers thirty-nine separate series.

VOTING AND OTHER RIGHTS
The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing funds; however, the Trust currently issues and operates the various Funds, and separate classes of shares under the provisions of 1940 Act.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

A Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. When required by the 1940 Act and other applicable law, a Fund investing in a Portfolio will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders.

From time to time, certain shareholders may own a large percentage of the shares of the Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.


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


CORE AND GATEWAY STRUCTURE
Each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio that has substantially similar investment policies as the Fund. Accordingly, each Portfolio directly acquires portfolio securities and a Fund acquires an indirect interest in those securities. Each Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in 1994. Core Trust is registered under the 1940 Act as open-end, management investment company. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other portfolio of Core Trust.

THE PORTFOLIOS. A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. The Portfolios do not sell their shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-1900.

CERTAIN RISKS OF INVESTING IN PORTFOLIOS. A Fund's investment in a Portfolio may be affected by the actions of other large investors in that Portfolio. For example, if Disciplined Growth Portfolio had a large investor other than Performa Disciplined Growth Fund that redeemed its interest, Disciplined Growth Portfolio's remaining investors (including Disciplined Growth Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Portfolio; indeed, other investors holding a majority interest in a Portfolio could have voting control of the Portfolio.

The Board retains the right to withdraw each Fund's investment in a Portfolio at any time, and the Fund could thereafter invest directly in individual securities or could re-invest its assets in one or more other Portfolios. A Fund might withdraw its investment from a Portfolio, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by Norwest or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Norwest to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

BANKING LAW MATTERS
Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to a fund and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Funds and their shareholders. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Funds could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FINANCIAL STATEMENTS
The fiscal year end of the Funds is May 31. Financial statements for each Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.

REGISTRATION STATEMENT
This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
Moody's rates municipal and corporate bond issues, including convertible issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's ranks in the higher end of its generic rating category are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

STANDARD & POOR'S ("S&P")
S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. The capacity to meet the financial commitment on the obligation is extremely strong.

Bonds rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the highest-rated issues only in small degree.

Bonds rated A have a strong capacity to meet the financial commitment on the obligation, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated in higher-rated categories.

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation than in higher-rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated BB have less vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation.

Bonds rated B are more vulnerable to nonpayment then bonds rated BB, but currently have the capacity to meet the financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation.

Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet the financial commitment on the obligation.

Bonds rated CC are currently highly vulnerable to nonpayment.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments are being continued.

Bonds are rated D when the issue is in payment default. The D rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The D rating will also be used upon the filing of the bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. ("FITCH")
Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

PREFERRED STOCK
MOODY'S
Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P
S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH
Fitch utilizes the same ratings criteria in rating preferred stock as it does in rating corporate bond issues, as described earlier in this Appendix.

SHORT TERM MUNICIPAL LOANS
MOODY'S. Moody's highest rating for short-term municipal loans is MIG 1/VMIG 1. A rating of MIG 1/VMIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG 2/VMIG 2 designation are of high quality. Margins of protection are ample although not so large as in the MIG 1/VMIG 1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

SHORT TERM DEBT (INCLUDING COMMERCIAL PAPER)
MOODY'S

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment capacity of rated issuers.

Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. An A-1 designation indicates the highest category and that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is satisfactory.

However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5. Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Default. Issues assigned this rating are in actual or imminent payment default.

LOC. The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                        APPENDIX B - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. The data is for the past three fiscal years or shorter period if the Fund/Portfolio has been in operation for a shorter period.


                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED
PERFORMA STRATEGIC VALUE BOND FUND

     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                            16,556                 0           16,556

PERFORMA DISCIPLINED GROWTH FUND

     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                            29,904                 0           29,904

PERFORMA SMALL CAP VALUE FUND

     Year Ended May 31, 1999                                 0                 0                0
     Year Ended May 31, 1998                            15,710                 0           15,710


TABLE 2 - MANAGEMENT FEES

The following table shows the dollar amount of fees payable to Forum for its management services with respect to each Fund (or class thereof for those periods when multiple classes were outstanding) Also shown are the amount of fees that were waived by Forum and FAdS, if any, and the actual fees received by Forum. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


(i) MANAGEMENT FEES TO FORUM
                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
PERFORMA STRATEGIC VALUE BOND FUND

     Year Ended May 31, 1999                             2,397             2,397                0
     Year Ended May 31, 1998                             3,317             3,205              112

PERFORMA DISCIPLINED GROWTH FUND

     Year Ended May 31, 1999                            10,387             7,883            2,504
     Year Ended May 31, 1998                             3,307             3,151              156

PERFORMA SMALL CAP VALUE FUND

     Year Ended May 31, 1999                             3,029             3,029                0
     Year Ended May 31, 1998                             1,644             1,563               81


TABLE 3 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to FAcS for its accounting services with respect to each Fund, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED
PERFORMA STRATEGIC VALUE BOND FUND
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            12,411            10,500            1,911

PERFORMA DISCIPLINED GROWTH FUND
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            13,225            10,500            2,725

PERFORMA SMALL CAP VALUE FUND
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            12,320            10,500            1,820


TABLE 4 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of a Fund as of September 1, 1999, as well as their percentage holding of all shares of the Fund.


                                                                           SHARE BALANCE      % OF FUND
                             NAME AND ADDRESS

PERFORMA STRATEGIC VALUE
BOND FUND
                             EMSEG & Co                                          726,219.243       81.33
                             Performa Strategic Value Bond Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                           56,448.227        6.32
                             Performa Strategic Value Bond Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

PERFORMA DISCIPLINED
GROWTH FUND
                             Dentru & Co                                         925,998.835       20.43
                             Non-Discretionary Cash
                             1740 Broadway MS 8751
                             Denver, CO 80274-0001

                             Seret & Co                                          373,907.893        8.17
                             Discretionary Reinvest
                             1740 Broadway MS 8751
                             Denver, CO 80274-0001

                             Virg & Co                                         2,662,098.211       58.72
                             PO Box 9800
                             Clabasa, CA 91372-0800

PERFORMA SMALL CAP VALUE
FUND
                             Dentru & Co                                         221,547.198       10.83
                             Non-Discretionary Cash
                             1740 Broadway MS 8751
                             Denver, CO 80274-0001


                                       B-4


                                                                           SHARE BALANCE      % OF FUND
                             NAME AND ADDRESS

PERFORMA SMALL CAP VALUE
FUND (CONT)
                             HEP & Co                                            143,498.628        7.01
                             FBO Wells Fargo Bank
                             Mutual Funds MAC 2141 028
                             9800 PO Box
                             Clabasas, CA 91372-0800

                             EMSEG & Co                                          207,408.604       10.14
                             Performa Small Cap Value Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450

                             EMSEG & Co                                        1,205,155.686       58.90
                             Performa Small Cap Value Fund
                             C/O Mutual Fund Processing
                             PO Box 1450 NW 8477
                             Minneapolis, MN 55485-1450



                          APPENDIX C - PERFORMANCE DATA

TABLE 1 - TOTAL RETURNS

The average annual total return of each Fund for the periods ended May 31, 1999 follows. The actual dates of the commencement of each Fund's operations is listed in the Fund's financial statements. Calendar quarter performance is available from the Adviser.

              SEC STANDARDIZED RETURNS

                                                                                            SINCE
                                                ONE YEAR     FIVE YEARS      TEN YEARS     INCEPTION

PERFORMA STRATEGIC VALUE BOND FUND               3.21%           N/A            N/A          5.81%
PERFORMA DISCIPLINED GROWTH FUND                 9.29%           N/A            N/A          8.52%
PERFORMA SMALL CAP VALUE FUND                   (20.77)%         N/A            N/A         (12.50)%


                    APPENDIX D - OTHER ADVERTISEMENT MATTERS

From time to time, the sales material for the Funds may include a discussion of, and commentary by senior management of the Adviser on, the following.

The Trust may compare the Fund family against other bank-managed mutual funds or other investment companies based on asset size. The Adviser believes the Funds' growth may be attributed to three things: disciplined investment process, utilizing talented people and focusing on customer needs.

The Funds utilize a disciplined process which relies heavily upon its investment managers and an experienced investment research team. This approach maximizes consistency by ensuring that no individual manager's style unduly influences a fund's style.

NORWEST CORPORATION

1929 Northwestern National Bank and several upper midwest banks form a holding company called Northwestern National Bancorporation. "Banco" acquires 90 banks in its first year.

1932 At is peak, Banco owns a total of 139 affiliate banks.

1982 Banco  enters the  consumer  finance  business by  acquiring  Dial  Finance
     Company.

1983 The 87 affiliates of Banco are reborn as "Norwest Corporation."

1989 Norwest consolidates its operations in the new 57-story Norwest Center in downtown Minneapolis.

1997 Norwest  reaches  $50 billion in assets  under  management,  including  $19 billion in mutual funds.


NORWEST ADVANTAGE FUNDS

1946 Inception of the Common Trust Funds, the company's first pooled investment vehicles.

1987 Norwest introduces two new open-ended  registered  investment company funds
     (commonly known as mutual funds), called the Prime Value Funds. In less than one year, assets under management reach $500 million.

1992 The Norwest mutual fund family expands to 11 mutual funds. Assets under management grow to $3.2 billion.

1994 Conversion to Norwest Collective Funds (bank collective investment funds) into Norwest Advantage Funds (mutual funds).

1998 Norwest Advantage Funds family includes 41 mutual funds with over $20 billion in assets under management.


NORWEST CENTER
MINNEAPOLIS, MINNESOTA
Designed by world-renowned architect Cesar Pelli, the Norwest Center was constructed in 1988. Since then, it has received several prestigious architectural awards, including the Large Scale Office Award of Excellence, from the Urban Land Institute (1989); the NAIOP (Minnesota) Award for Excellence -- Downtown Building of the Year (1989); the BOMA (Minneapolis) Office Building of the Year, over 500,000 sq. ft. (1993); and the BOMA (Midwest Northern Region) Office Building of the Year, over 500,000 sq. ft. (1994). The Norwest Center is located in the financial district of Minneapolis at 90 South Seventh Street.

47180.160 #119462

                       NORWEST WEALTHBUILDER II PORTFOLIOS

                       STATEMENT OF ADDITIONAL INFORMATION



                                 OCTOBER 1, 1999




               NORWEST WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
              NORWEST WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
                    NORWEST WEALTHBUILDER II GROWTH PORTFOLIO

                          NORWEST ADVANTAGE PORTFOLIOS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 1999


ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:                    DISTRIBUTION:
         Norwest Bank Minnesota, N.A.             Forum Financial Services, Inc.
         Transfer Agent                           Manager and Distributor
         733 Marquette Avenue                     Two Portland Square
         Minneapolis, MN  55479-0040              Portland, Maine 04101
         (612) 667-8833/(800) 338-1348            (207) 879-1900

Norwest   Advantage  Funds  is  registered  with  the  Securities  and  Exchange
Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectus dated October 1, 1999, as may be amended from time to time, offering Class C shares of the Norwest WealthBuilder II Portfolios of Norwest Advantage Funds: Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Portfolio and Norwest WealthBuilder II Growth Balanced Portfolio.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH THE CURRENT PROSPECTUS OF THE PORTFOLIOS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.

                                TABLE OF CONTENTS

                                                                            Page

Introduction                                                                   1



1.    Investment Policies                                                      3

   Security Ratings Information                                                3

   Fixed Income Investments                                                    3

   Mortgage-Backed And Asset-Backed Securities                                 9

   Interest Rate Protection Transactions                                      11

   Hedging And Option Income Strategies                                       11

   Foreign Currency Transactions                                              19

   Equity Securities                                                          21

   Illiquid And Restricted Securities                                         23

   Loans Of Portfolio Securities                                              24

Borrowing And Transactions Involving Leverage                                 24

   Repurchase Agreements                                                      27

   Temporary Defensive Position                                               27



2.    Investment Limitations                                                  27

   Fundamental Limitations                                                    28

   Nonfundamental Limitations                                                 29



3.    Performance And Advertising Data                                        30

   Sec Yield Calculations                                                     31

   Total Return Calculations                                                  31

   Other Advertisement Matters                                                32



4.    Management                                                              34

   Trustees And Officers                                                      34

   Investment Advisory Services                                               36

   Management And Administrative Services                                     37

   Distribution                                                               39

   Transfer Agent                                                             40

   Custodian                                                                  40

   Portfolio Accounting                                                       41

   Expenses                                                                   41


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


5.    Portfolio Transactions                                                  42



6.    Additional Purchase, Redemption And Exchange Information                43

   General                                                                    43

   Exchanges                                                                  43

   Redemptions                                                                44



7.    Taxation                                                                44



8.    Additional Information About The Trust And The Shareholders Of The
      Portfolios                                                              45

   Counsel And Auditors                                                       45

   Ownership Of Portfolio Shares                                              45

   General Information                                                        46

   Financial Statements                                                       46

   Registration Statement                                                     46



Appendix A - Investments, Strategies And Risk Considerations                 A-1



Appendix B - Description Of Securities Ratings                               B-1



Appendix C - Miscellaneous Tables                                            C-1



Appendix D - Performance Data                                                D-1



Appendix E - Other Advertisement Matters                                     E-1

                                  INTRODUCTION

The Trust was originally organized under the name "Prime Value Portfolios, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Advantage Funds" and on June 1, 1997, changed its name back to "Norwest Funds." On August 4, 1997, the Trust changed its name back to "Norwest Advantage Funds." The Portfolios currently offer one class of shares: Class C shares.

Each Portfolio's investment adviser is Norwest Investment Management, Inc. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"). Norwest Bank, a subsidiary of Wells Fargo & Company, serves as the Trust's transfer agent, dividend disbursing agent and custodian.

Forum Financial Services, Inc. ("Forum"), a registered broker-dealer,  serves as
the  Trust's   manager  and  as  distributor  of  the  Trust's   shares.   Forum
Administrative Services, LLC ("FAdS") serves as each Portfolio's administrator.

As used in this SAI, the following terms shall have the meanings listed:

     "Adviser" or "Investment Adviser" shall mean Norwest.

     "Board" shall mean the Board of Trustees of the Trust.

     "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Custodian" shall mean Norwest acting in its capacity as custodian of a Portfolio.

     "FAdS"  shall  mean  Forum  Administrative   Services,   LLC,  the  Trust's
     administrator.

     "Fitch" shall mean Fitch IBCA, Inc.

     "Forum"   shall  mean  Forum   Financial   Services,   Inc.,  a  registered
     broker-dealer and distributor of the Trust's shares.

     "FAcS" shall mean Forum Accounting Services, LLC, the Trust's accountant.

     "Portfolio" shall mean each of the three separate series of the Trust to which this Statement of Additional Information relates as identified on the cover page.

     "Moody's" shall mean Moody's Investors Service.

     "Norwest" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A.

     "Norwest Bank" shall mean Norwest Bank Minnesota, N.A., a subsidiary of Wells Fargo & Company.

     "NRSRO" shall mean a nationally recognized statistical rating organization.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "S&P" shall mean Standard & Poor's.


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


     "Stock  Index  Futures"  shall  mean  futures   contracts  that  relate  to
     broadly-based stock indices.

     "Transfer Agent" shall mean Norwest Bank acting in its capacity as transfer and dividend disbursing agent of a Portfolio.

     "Trust" shall mean Norwest Advantage Funds, an open-end, management investment company registered under the 1940 Act.

     "Underlying Funds" means the affiliated and non-affiliated open-end, management investment companies or series in which the Portfolios invest.

     "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1933 Act" shall mean the Securities Act of 1933, as amended.

     "1940 Act" shall mean the Investment Company Act of 1940, as amended.

1.       INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in each Prospectus concerning each Portfolio's investments, investment techniques and strategies and the risks associated therewith. No Portfolio may make any investment or employ any investment technique or strategy not referenced in the Prospectus which relates to that Portfolio. Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds. Accordingly, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. Therefore, although the following discusses the investment policies of the Portfolios, it applies equally to the Underlying Funds.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Portfolios may use these ratings to determine whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Portfolio (neither event requiring sale of such security by a Portfolio), Norwest will determine whether the Portfolio should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Investment Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Portfolio may purchase unrated securities if the Adviser determines the security to be of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may not be as actively traded as rated securities. A Portfolio may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Portfolio.

To limit credit risks, certain Portfolios may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are Baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics.

FIXED INCOME INVESTMENTS

GENERAL INFORMATION CONCERNING FIXED INCOME SECURITIES

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Obligations  of  issuers  of  fixed  income  securities   (including   municipal
securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

U.S. GOVERNMENT SECURITIES

In addition to obligations of the U.S. Treasury, each of the Portfolios may invest in U.S. Government Securities. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association and the Student Loan Marketing Association. Others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported primarily or solely by the creditworthiness of the issuer. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. A Portfolio will invest in the obligations of such agencies or instrumentalities only when Norwest believes that the credit risk with respect thereto is consistent with the Portfolio's investment policies.

BANK OBLIGATIONS

Each Portfolio may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Investment Adviser believes do not present undue risk.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

The Portfolios may invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks.

Investments that a Portfolio may make in instruments of foreign banks, branches or subsidiaries may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by the Portfolio.

SHORT TERM DEBT SECURITIES/COMMERCIAL PAPER

Each Portfolio may assume a temporary defensive position and may invest without limit in commercial paper that is rated in one of the two highest rating categories by an NRSRO or, if not rated, determined by the Investment Adviser to be of comparable quality. Portfolios also may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

GUARANTEED INVESTMENT CONTRACTS

The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit Portfolio on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit Portfolio. A Portfolio will purchase a GIC only when the Investment Adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ZERO COUPON SECURITIES

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Federal tax law requires that a Portfolio accrue a portion of the discount at which a zero-coupon security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Interest on these securities, however, is reported as income by the Portfolio and must be distributed to its shareholders. The Portfolios distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Currently, U.S. Treasury securities issued without coupons include Treasury bills and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These stripped components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). A number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). In addition, corporate debt securities may be zero coupon securities.

MUNICIPAL SECURITIES

Municipal securities are issued by the States, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the States, territories and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include the following: tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities, and are payable from various anticipated future seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under various federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged and are typically payable from proceeds of the long-term bonds. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many such projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.

MUNICIPAL BONDS. Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While at one time the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

OTHER MUNICIPAL OBLIGATIONS. Other municipal obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

ALTERNATIVE MINIMUM TAX. Municipal securities are also categorized according to:
(1) whether the interest is or is not includable in the calculation of alternative minimum taxes imposed on individuals and corporations, (2) whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and (3) other criteria relevant for Federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

PUTS AND STANDBY COMMITMENTS ON MUNICIPAL SECURITIES. The Portfolios may acquire "puts" with respect to municipal securities. A put gives the Portfolio the right to sell the municipal security at a specified price at any time on or before a specified date. The Portfolios may sell, transfer or assign a put only in conjunction with its sale, transfer or assignment of the underlying security or securities. The amount payable to a Portfolio upon its exercise of a "put" is normally: (1) the Portfolio's acquisition cost of the municipal securities

(excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (2) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Portfolios to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Portfolio's assets at a rate of return more favorable than that of the underlying security. The Portfolios expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolios may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Portfolios intend to enter into puts only with dealers, banks and broker-dealers that, in Norwest's opinion, present minimal credit risks.

The Portfolios may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Portfolio pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. A Portfolio acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Portfolios' policy is to enter into stand-by commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Portfolio are valued at zero in determining net asset value. When a Portfolio pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Portfolio's portfolio of securities.

VARIABLE AND FLOATING RATE SECURITIES

The securities in which the Portfolios invest (including municipal securities or mortgage- and asset-backed securities, as applicable) may have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically accordingly to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Portfolio may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities or mortgage-backed securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Portfolio may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Portfolio's, yield.

There may not be an active secondary market for any particular floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Portfolio to dispose of the instrument if the issuer defaulted on its repayment obligation during periods that the Portfolio is not entitled to exercise any demand rights it may have. A Portfolio could, for this or other reasons, suffer a loss with respect to an instrument. The Portfolios' Investment Adviser monitors the liquidity of the Portfolios' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The payment of principal and interest by issuers of certain securities purchased by the Portfolios may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Portfolios' investment quality requirements.

Variable rate obligations purchased by the Portfolios may include participation interests in variable rate obligations purchased by the Portfolios from banks, insurance companies or other financial institutions that are backed by irrevocable letters of credit or guarantees of banks. The Portfolios can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of a Portfolio's participation interest in the instrument, plus accrued interest, but will do so only: (1) as required to provide liquidity to a Portfolio; (2) to maintain a high quality investment portfolio; or (3) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such variable rate obligations as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments.

The Portfolios will not purchase participation interests in variable rate obligations unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Portfolios from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. Each Portfolio's investment adviser monitors the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Portfolio on the basis of published financial information, rating agency reports and other research services to which the Investment Adviser may subscribe.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Portfolio might be entitled to less than the initial principal amount of the security upon the security's maturity. The Portfolios intend to purchase such securities only when the Investment Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. A Portfolio may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that a Portfolio will be able to limit principal fluctuations and, accordingly, a Portfolio may incur losses on those securities even if held to maturity without issuer default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include: (1) "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); (2) creation of "spread accounts" or "reserve Portfolios" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses); and (3) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

ASSET-BACKED SECURITIES

A Portfolio may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Portfolio may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES

Some tranches of mortgage-backed securities, including CMOs, are structured so that investors receive only principal payments generated by the underlying collateral. Principal only securities ("POs") usually sell at a deep discount from face value on the assumption that the purchaser will ultimately receive the entire face value through scheduled payments and prepayments; however, the market values of POs are extremely sensitive to prepayment rates, which, in turn, vary with interest rate changes. If interest rates are falling and prepayments accelerate, the value of the PO will increase. On the other hand, if rates rise and prepayments slow, the value of the PO will drop.

Interest only securities ("IOs") result from the creation of POs; thus, CMOs with PO tranches also have IO tranches. IO securities sell at a deep discount to their "notional" principal amount, namely the principal balance used to calculate the amount of interest due. They have no face or par value and, as the notional principal amortizes and prepays, the IO cash-flow declines.

Unlike POs, IOs increase in value when interest rates rise and prepayment rates slow; consequently they are often used to "hedge" portfolios against interest rate risk. If prepayment rates are high, a Portfolio may receive less cash back than it initially invested.

INTEREST RATE PROTECTION TRANSACTIONS

Certain Portfolios may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Portfolio expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

A Portfolio may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Portfolios believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. Each Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

A Portfolio will enter into interest rate protection transactions only with banks and other institutions believed by the Investment Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized. Accordingly, those instruments are less liquid than swaps.

HEDGING AND OPTION INCOME STRATEGIES

COVERED CALLS AND HEDGING

The Portfolios may write covered calls on up to 100% of their total assets or may employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of its securities, to permit the it to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Portfolio would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which a Portfolio will normally purchase and then terminate the hedging position), a Portfolio would: (1) purchase Stock Index Futures or (2) purchase calls on such Futures or on securities. The Portfolios' strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Portfolios' activities in the underlying cash market.

WRITING COVERED CALL OPTIONS. A Portfolio may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Portfolio owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Portfolio if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Portfolio are taxable as ordinary income. If the Portfolio could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

A Portfolio may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Portfolio covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Portfolio will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Portfolio to deliver a futures contract; it would simply put the Portfolio in a short futures position, which is permitted by the Portfolio's hedging policies.

PURCHASING CALLS AND PUTS. A Portfolio may purchase put options ("puts") which relate to: (1) securities held by it, (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio); or (3) broadly-based stock indices. A Portfolio may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Portfolio may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by a Portfolio would not exceed 5% of the Portfolio's total assets.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payments and the right to purchase the underlying investment. When a Portfolio purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Portfolio purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future a Portfolio owns enables the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Portfolio permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When a Portfolio purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Portfolio to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Portfolio's delivery of the underlying investment.

STOCK INDEX FUTURES. A Portfolio may buy and sell futures contracts only if they are Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the futures contract is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Portfolio buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same index will pay the Portfolio an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. A Portfolio's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options, or as to other acceptable escrow securities, so that no margin will be required for such transactions. The OCC will release the securities on the expiration of the option or upon the Portfolio's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

A Portfolio's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise by a Portfolio of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause the Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments, and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. A Portfolio must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Except as permitted by the CFTC Rule, no Portfolio will, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets. Under the CFTC Rule also, a Portfolio must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Stock Index Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid assets in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.

LIMITS ON USE OF HEDGING INSTRUMENTS. Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, each Portfolio will limit the extent to which it engages in the following activities, but will not be precluded from them: (1) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Portfolio; (2) purchasing calls or puts which expire in less than three months; (3) effecting closing transactions with respect to calls or puts purchased less than three months previously; (4) exercising puts held for less than three months; and (5) writing calls on investments held for less than three months.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The risk of imperfect correlation increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, a Portfolio may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where a Portfolio has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.

If a Portfolio uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline; if the Portfolio then concludes not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.

Additionally, each Portfolio may: (1) purchase or sell (write) put and call options on securities to enhance the Portfolio's performance and (2) seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. Certain Portfolios currently do no not intend to enter into any such transactions. Whether or not used for hedging purposes, these investments techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Portfolio. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Portfolio invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, a Portfolio will not use leverage in its option income and hedging strategies. In the case of transactions entered into as a hedge, a Portfolio will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Portfolio will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either: (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Portfolios will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Portfolio may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Portfolio may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Portfolio will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Investment Adviser believes that a liquid secondary market for the option exists. When a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option.
Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Portfolios.

Upon selling an option, a Portfolio receives a premium from the purchaser of the option. Upon purchasing an option the Portfolio pays a premium to the seller of the option. The amount of premium received or paid by the Portfolio is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

Certain Portfolios may purchase call options on debt securities that Norwest intends to include in the Portfolio's investment portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Portfolio may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Investment Adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Portfolios may purchase and write put and call options on fixed income or equity security indices in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

A Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Hedging and Option Income Strategies -- Options Strategies" and "Foreign Currency Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Portfolio may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Portfolio wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Portfolio. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Investment Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Portfolio would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Portfolio may result in material losses to the Portfolio.

         (4) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

         (5) When a Portfolio enters into an over-the-counter contract with a counterparty, the Portfolio will assume the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Portfolio may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Portfolio may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Portfolio may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

A Portfolio may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Portfolio may sell foreign currency futures contracts when its Investment Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Portfolio's foreign securities holdings. A Portfolio may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Portfolio against such increase. A Portfolio may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Portfolio may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Portfolio is required to deposit (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In that event, it may not be possible for a Portfolio to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by a Portfolio of futures contracts and related options will depend upon the Investment Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Portfolio will not trade options on futures contracts on any exchange or board of trade unless and until, in Norwest's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Portfolio's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, a

Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Portfolio may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Portfolio may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Portfolio will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Under that section a Portfolio will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's net assets.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve the currencies of foreign countries. In addition, a Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of a Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

A Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, a Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Adviser does not intend to enter into forward contracts on a regular or continuous basis and will not do so with respect to a Portfolio if, as a result, a Portfolio will have more than 25 percent of the value of its total assets committed to such contracts or the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's investment securities or other assets denominated in that currency.

At or before the settlement of a forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Portfolio into the currency. The Portfolio may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Portfolio engages in an offsetting transaction, it will realize a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market.

When required by applicable regulatory guidelines, a Portfolio will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

EQUITY SECURITIES

COMMON STOCK AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Portfolio may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security to meet redemptions by shareholders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES

A Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EQUITY-LINKED SECURITIES

Equity-linked securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The following are three examples of equity-linked securities.

Preferred Equity Redemption Cumulative Stock ("PERCS") technically are preferred stock with some characteristics of common stock. PERCS are mandatory convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer either at any time or when the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS' duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Portfolios that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Portfolios that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock.

Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Portfolio will not receive any interest payments until the notes mature, typically in 15 or 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYON. Commonly, LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

WARRANTS

A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

HIGH YIELD/JUNK BONDS

Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on:
(1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, the Portfolio may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Investment Adviser.

Prices for high yield/high risk securities also may be affected by legislative and regulatory developments. For example, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Portfolio's net asset value and investment practices, the market for high yield/high risk securities, the financial condition of issuers of these securities and the value of outstanding high yield/high risk securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Investment Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, the Investment Adviser may be forced to sell the Portfolio's higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield/high risk securities.

ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and which are otherwise not readily marketable and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements not entitling the holder to repayment within seven days. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making day-to-day determinations of liquidity to the Investment Adviser of the Portfolios, pursuant to guidelines approved by the Board. The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Adviser monitors the liquidity of the securities held by each Portfolio and reports periodically on such decisions to the Board.

In connection with a Portfolio's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the expenses of registration of restricted securities that are illiquid may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between a decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Portfolio might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act under guidelines adopted by the Board, the Investment Adviser may determine that such securities are not illiquid securities. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio's holdings of that security may be illiquid.

LOANS OF PORTFOLIO SECURITIES

Each Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Portfolio pays in arranging the loan. The Portfolio may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Board. The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or the Adviser. The terms of a Portfolio's loans must meet certain tests under the Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

BORROWING AND TRANSACTIONS INVOLVING LEVERAGE

Each Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts not expected to exceed five (5) percent of the value of any Portfolio's assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed Portfolios (or on the assets that were retained rather than sold to meet the needs for which Portfolios were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Except as otherwise noted, no Portfolio may purchase securities for investment while any borrowing equaling five percent or more of the Portfolio's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding five percent of the value of the Portfolio's total assets. A Portfolio's use of borrowed proceeds to make investments would subject the Portfolio to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

OTHER TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Portfolios may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Portfolios may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to a Portfolio through the investment technique is used to make additional portfolio investments. The Portfolios use these investment techniques only when Norwest believes that the leveraging and the returns available to the Portfolio from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Portfolio achieves the right to a return on a capital base that exceeds the investment the Portfolio has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Portfolio. Leverage may involve the creation of a liability that requires the Portfolio to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of the Portfolio's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Portfolio than if the Portfolio were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Portfolio's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Portfolio to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set and maintain in a segregated account cash, U.S. Government Securities and liquid securities (or other assets as may be permitted by the SEC) in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Portfolio's commitments under these transactions. The Portfolio's commitments include the Portfolio's obligations to repurchase securities under a reverse repurchase agreement and settle when-issued and forward commitment transactions.

MARGIN AND SHORT SALES

Prohibitions on entering short sales do not restrict a Portfolio's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONs

The Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When a Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Portfolio will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. A Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued and delayed delivery transactions enables the Portfolio to hedge against anticipated changes in interest rates and prices. If the Investment Adviser were to forecast incorrectly the direction of interest rate movements, however, a Portfolio might be required to complete when-issued or delayed delivery transactions at prices inferior to the current market values. Securities purchased pursuant to when-issued and delayed delivery transactions may be sold prior to the settlement date, but a Portfolio enters into when-issued and delayed delivery transactions only with the intention of actually receiving or delivering the securities, as the case may be. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value. For purposes of the Portfolios' investment policies, the purchase of securities with a settlement date occurring on a Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or delayed delivery purchase.

REPURCHASE AGREEMENTS

The Portfolios may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. In a typical repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price (including accrued interest). In the event of default by the seller under the repurchase agreement, a Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the Adviser reviews the credit-worthiness of those banks and dealers with which the Portfolios enter into repurchase agreements.

Securities subject to repurchase agreements will be held by the Portfolio's custodian or another qualified custodian or in the Federal Reserve book-entry system. Repurchase agreements are considered to be loans by a Portfolio for certain purposes under the 1940 Act.

TEMPORARY DEFENSIVE POSITION

When a Portfolio, in accordance with the policies described in its Prospectus, assumes a temporary defensive position, it may invest without limit in: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the investment adviser to be of comparable quality; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and
(5) money market mutual funds.

2.       INVESTMENT LIMITATIONS

For purposes of all fundamental and nonfundamental  investment  policies of each
Portfolio: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Portfolio may rely and
(2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Portfolio may rely.

Each Portfolio has adopted the investment policies listed in this section which are nonfundamental policies unless otherwise noted. Except for its investment objective, which is Fundamental, the Portfolio has not adopted any Fundamental policies except as required by the 1940 Act.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A Fundamental policy of a Portfolio cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% of the shares of the Portfolio present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present or represented.

FUNDAMENTAL LIMITATIONS

Each Portfolio has adopted the following investment limitations that are fundamental policies.

(1)      DIVERSIFICATION

                  No Portfolio may, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or (2) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

2.       INDUSTRY CONCENTRATION

                  No Portfolio may purchase a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government Securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, each Portfolio may invest in one or more investment companies; provided that, except to the extent the Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

                  For purposes of this policy: (1) "mortgage related securities," as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security; (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); and (3) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3.       BORROWING

                  No Portfolio may borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Portfolio's total assets.

4.       REAL ESTATE

                  No Portfolio may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.       LENDING

                  No Portfolio may make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

                  No Portfolio may lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 33 1/3% of the Portfolio's total assets.

6.       COMMODITIES

                  No Portfolio may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.       UNDERWRITING

                  No Portfolio may underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of the Portfolio's assets, the Portfolio may be deemed to be an underwriter.

8.       SENIOR SECURITIES

                  No Portfolio may issue senior  securities except to the extent permitted by the 1940 Act.

NON-FUNDAMENTAL LIMITATIONS

Each Portfolio has adopted the following investment limitations which are not fundamental policies of the Portfolio. A nonfundamental policy will not be used to defeat a fundamental limitation of a Portfolio. These nonfundamental policies may be changed by the Board.

1.       BORROWING

                  For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities);
                  (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions").

2.       LIQUIDITY

                  No Portfolio may invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Portfolio may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

3.       EXERCISING CONTROL OF ISSUERS

                  No Portfolio may make investments for the purpose of exercising control of an issuer. Investments by a Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4.       OTHER INVESTMENT COMPANIES

                  No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5.       SHORT SALES AND PURCHASING ON MARGIN

                  Under normal circumstances, no Portfolio may sell securities short, provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                  No Portfolio may purchase securities on margin, except that a Portfolio may use short-term credit for the clearance of the Portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

6.       OPTIONS, WARRANTS AND FUTURES CONTRACTS

                  No Portfolio may invest in futures or options contracts regulated by the CFTC for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Portfolio's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

                  No Portfolio: (1) will hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"); (2) will buy futures contracts or write put options whose underlying value exceeds 25% of the Portfolio's total assets; and (3) will buy call options with a value exceeding 5% of the Portfolio's total assets.

3.       PERFORMANCE AND ADVERTISING DATA

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Portfolios is historical and is not intended to indicate future returns. Each Portfolio's yield and total return fluctuate in response to market conditions and other factors. The value of a Portfolio's shares when redeemed may be more or less than their original cost.

In performance advertising, the Portfolios may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., or other companies which track the investment performance of investment companies ("Portfolio Tracking Companies"). The Portfolios may also compare any of their performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, Russell 2000 Index, Morgan Stanley-Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolios may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Portfolios may also refer in such materials to mutual Portfolio performance rankings and other data published by Portfolio Tracking Companies. Performance advertising may also refer to discussions of the Portfolios' and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

SEC YIELD CALCULATIONS

Although published yield information is useful to investors in reviewing a Portfolio's performance, investors should be aware that each Portfolio's yield fluctuates from day to day and that the Portfolio's yield for any given period is not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's shares. Norwest, Processing Organizations and others may charge their customers, various retirement plans or other shareholders that invest in a Portfolio fees in connection with an investment in a Portfolio, which will have the effect of reducing the Portfolio's net yield to those shareholders. The yields of a Portfolio are not fixed or guaranteed, and an investment in a Portfolio is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Portfolio with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Portfolio's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

FIXED INCOME AND EQUITY PORTFOLIOS

Standardized yields for the Portfolios used in advertising are computed by dividing a Portfolio's dividends and interest earned (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Portfolio's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis. In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining each Portfolio's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Portfolio may differ from the rate of distribution the Portfolio paid over the same period or the rate of income reported in the Portfolio's financial statements.

TOTAL RETURN CALCULATIONS

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Portfolio's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Portfolio's shares. Average annual total returns are calculated, through the use of a formula prescribed by the SEC, by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. The average annual total return is computed separately for each class of shares of a Portfolio. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolios.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
               P    = a hypothetical initial payment of $1,000
               T    = average annual total return
               n    = number of years
               ERV  = ending  redeemable  value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period

Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the sales load according to the following formula:

       P(1+U)n = ERV

          Where:
               P    = a hypothetical initial payment of $1,000.
               U    = average  annual total  return  assuming non payment of the maximum sales load at the beginning of the stated period.
               n    = number of years
               ERV  = ending  redeemable value of a hypothetical  $1,000 payment at the end of the stated period

In addition to average annual returns, each Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                    PT = period total return
                    The other definitions are the same as in average annual total return above

OTHER ADVERTISEMENT MATTERS

The Portfolios may advertise other forms of performance. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted with or without taking into consideration a Portfolio's front-end sales charge or contingent deferred sales charge; excluding sales charges from a total return calculation produces a higher return figure. Any performance information may be presented numerically or in a table, graph or similar illustration.

The Portfolios may also include various information in their advertisements including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual Portfolios that may be employed by an investor to meet specific financial goals, such as fund retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quartile or daily);
(4) information relating to inflation and its effects on the dollar; for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively; (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging; (6) descriptions of the Portfolios' portfolio managers and the portfolio management staff of the Investment Adviser or summaries of the views of the portfolio managers with respect to the financial markets; (7) the results of a hypothetical investment in a Portfolio over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from a Portfolio or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; and (9) the net asset value, net assets or number of shareholders of a Portfolio as of one or more dates.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of any Portfolio's performance.

The Portfolios may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Portfolio at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Portfolio the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


                                       Systematic                    Share                    Shares
               Period                  Investment                    Price                   Purchased
               ------                  ----------                    -----                   ---------
                  1                       $100                        $10                      10.00
                  2                       $100                        $12                      8.33
                  3                       $100                        $15                      6.67
                  4                       $100                        $20                      5.00
                  5                       $100                        $18                      5.56
                  6                       $100                        $16                      6.25
                                          ----                        ---                      ----
                            Total Invested $600      Average Price $15.17        Total Shares 41.81



In connection with its advertisements each Portfolio may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Portfolio's, the Trust's or any of the Trust's service provider's policies or business practices. For instance, advertisements may provide for a message from Norwest or its parent corporation that Norwest has for more than 60 years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that Norwest believes that it has been successful as a national financial service firm.

4.       MANAGEMENT

Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest.

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and officers of the Trust's age and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER, Chairman and President,* Age 57.

     President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age 68.

     Former Director Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation (1993-March 1999). His address is 5038 Kestral Parkway South, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age 73.

     Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age 79.

     President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age 66.

     President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE,* Trustee, Age 54.

     President, Norwest Investment Services, Inc. (a broker-dealer subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age 46.

     Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age 59.

     Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

SARA M. MORRIS, Vice President and Treasurer, Age 36.

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age 38.

     Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age 45.

     Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON, Assistant Treasurer, Age 40.

     Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age 51.

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

COMPENSATION OF TRUSTEES AND OFFICERS OF THE TRUST

Each Trustee of the Trust is paid a quarterly retainer fee of $6,000, for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended except the annual meeting, for which each Trustee is paid $5,000 (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. Messrs. Keffer and McCune received no compensation for their services as Trustees for the past year or reimbursement for their associated expenses. In addition, no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Select Funds' audit committees, receives additional compensation of $8,000 from the Trust and Norwest Select Funds allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman. Each Trustee was elected by shareholders on April 30, 1997.

The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and Norwest Select Funds, combined. Norwest Select Funds have a December 31 fiscal year end. Information is presented for the twelve month period ended May 31, 1999, which was the fiscal year end of all of the Trust's portfolios.


                                                                             TOTAL COMPENSATION FROM
                                                     TOTAL COMPENSATION       THE TRUST AND NORWEST
                                                       FROM THE TRUST             SELECT FUNDS

         Mr. Brown                                        $37,770                    $38,000
         Mr. Burkhardt                                    $45,722                    $46,000
         Mr. Harris                                       $31,802                    $32,000
         Mr. Leach                                        $37,770                    $38,000
         Mr. Penny                                        $37,770                    $38,000
         Mr. Willeke                                      $37,770                    $38,000



Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve month period ended May 31, 1999 total expenses of the Trustees (other than Messrs. Keffer and McCune) was $38,958 and total expenses of the trustees of Norwest Select Funds was $444.

As of October 1, 1999, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Portfolios.

INVESTMENT ADVISORY SERVICES

GENERAL

The advisory fee for each Portfolio is based on the average daily net assets of the Portfolio at the annual rate disclosed in the Portfolio's prospectus.

All investment advisory fees are accrued daily and paid monthly. Norwest, the investment adviser, in its sole discretion, may waive or continue to waive all or any portion of its investment advisory fees.

In addition to receiving its advisory fee from the Portfolios, the investment adviser or its affiliates may act and be compensated as investment manager for its clients with respect to assets which are invested in a Portfolio. In some instances Norwest or its affiliates may elect to credit against any investment management, custodial or other fee received from, or rebate to, a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fees received by Norwest or any of its affiliates from a Portfolio with respect to the client's assets invested in the Portfolio.

NORWEST INVESTMENT MANAGEMENT

Norwest furnishes at its expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting portfolio transactions for each Portfolio. The Investment Advisory Agreement between each Portfolio and Norwest will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not interested persons of any party to the Investment Advisory Agreement, at a meeting called for the purpose of voting on the Investment Advisory Agreement.

The Investment Advisory Agreement is terminable without penalty with respect to the Portfolio on 60 days' written notice: (1) by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio to the Adviser or
(2) by the Adviser on 60 days' written notice to the Trust. The Investment Advisory Agreement shall terminate upon assignment. The Investment Advisory Agreement also provides that, with respect to the Portfolios, neither Norwest nor its personnel shall be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Investment Advisory Agreement shall be deemed to protect, or purport to protect, the Adviser against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of Norwest's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreements. The Investment Advisory Agreement provides that Norwest may render services to others.

MANAGEMENT AND ADMINISTRATIVE SERVICES

MANAGER AND ADMINISTRATOR

Forum manages all aspects of the Trust's operations with respect to each Portfolio except those which are the responsibility of FAdS, Norwest, any other investment adviser or investment subadviser to a Portfolio, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Portfolio, Forum has entered into a Management Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Portfolio,  Forum:  (1) oversees
(a) the preparation and maintenance by the Adviser and the Trust's administrator, custodian, transfer agent, dividend disbursing agent and Portfolio accountant (or if appropriate, prepares and maintains) in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law;
(b) the reconciliation of account information and balances among the Adviser and the Trust's custodian, transfer agent, dividend disbursing agent and Portfolio accountant; (c) the transmission of purchase and redemption orders for Shares;
(d) the notification of the Adviser of available funds for investment; and (e) the performance of Portfolio accounting, including the calculation of the net asset value per Share; (2) oversees the Trust's receipt of the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (3) oversees the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent, dividend disbursing agent and Portfolio accountant, as well as accounting, auditing, legal and other services performed for the Trust; (4) provides the Trust with adequate general office space and facilities and provides, at the Trust's request and expense, persons suitable to the Board to serve as officers of the Trust; (5) oversees the preparation and the printing of the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (6) oversees the preparation of proxy and information statements and any other communications to shareholders; (7) with the cooperation of the Trust's counsel, Investment Adviser and other relevant parties, oversees the preparation and dissemination of materials for meetings of the Board; (8) oversees the preparation, filing and maintenance of the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (9) oversees registration and sale of Portfolio shares, to ensure that such shares are properly and duly registered with the SEC and that appropriate action has been taken under applicable state law; (10) oversees the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; (11) oversees the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended, and oversees the preparation and distribution to appropriate parties of notices announcing the declaration of dividends and other distributions to shareholders; (12) reviews and negotiates on behalf of the Trust normal course of business contracts and agreements; (13) maintains and reviews periodically the Trust's fidelity bond and errors and omission insurance coverage; and (14) advises the Trust and the Board on matters concerning the Trust and its affairs.

The Management Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Portfolio by vote of that Portfolio's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Management Agreement also provides that neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of their obligations and duties under the Management Agreement.

FAdS manages all aspects of the Trust's operations with respect to each Portfolio except those which are the responsibility of Forum, Norwest, or any other investment adviser or investment subadviser to a Portfolio, or Norwest in its capacity as administrator pursuant to an investment administration or similar agreement. With respect to each Portfolio, Forum has entered into a Administrative Agreement that will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not interested persons of any party to the Management Agreement.

On behalf of the Trust and with respect to each Portfolio, FAdS: (1) provides the Trust with, or arranges for the provision of, the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Trust; (2) assists in the preparation and the printing and the periodic updating of the Trust's registration statement, Prospectuses and SAIs, the Trust's tax returns, and reports to its shareholders, the SEC and state and other securities administrators; (3) assists in the preparation of proxy and information statements and any other communications to shareholders; (4) assists the Adviser in monitoring Portfolio holdings for compliance with Prospectus and SAI investment restrictions and assist in preparation of periodic compliance reports; (5) with the cooperation of the Trust's counsel, the Investment Adviser, the officers of the Trust and other relevant parties, is responsible for the preparation and dissemination of materials for meetings of the Board;
(6) is responsible for preparing, filing and maintaining the Trust's governing documents, including the Trust Instrument, Bylaws and minutes of meetings of Trustees, Board committees and shareholders; (7) is responsible for maintaining the Trust's existence and good standing under state law; (8) monitors sales of shares and ensures that such shares are properly and duly registered with the SEC and other applicable securities commissions; (9) is responsible for the calculation of performance data for dissemination to information services covering the investment company industry, sales literature of the Trust and other appropriate purposes; and (10) is responsible for the determination of the amount of and supervises the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Portfolio as a regulated investment company under the Code, as amended, and prepares and distributes to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders.

The Administrative Agreement terminates automatically if assigned and may be terminated without penalty with respect to any Portfolio by vote of that Portfolio's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Agreement also provides that neither FAdS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS's or their duties or by reason of reckless disregard of their obligations and duties under the Administrative Agreement.

Pursuant to their agreements with the Trust, Forum and FAdS may subcontract any or all of their duties to one or more qualified subadministrators who agree to comply with the terms of Forum's Management Agreement or FAdS's Administration Agreement, respectively. Forum and FAdS may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to Forum or FAdS pursuant to their Management and Administration Agreements with the Trust.

The Administration Agreement became effective on June 1, 1997.

DISTRIBUTION

Forum also acts as distributor of the shares of each Portfolio. Forum acts as the agent of the Trust in connection with the offering of shares of the Portfolios on a "best efforts" basis pursuant to a Distribution Services Agreement. Under the Distribution Services Agreement, the Trust has agreed to indemnify, defend and hold Forum, and any person who controls Forum within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Forum or any such controlling person may incur, under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement or a Portfolio's Prospectus or Statement of Additional Information in effect from time to time under the 1933 Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading. Forum is not, however, protected against any liability to the Trust or its shareholders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Forum's reckless disregard of its obligations and duties under the Distribution Services Agreement.

With respect to each Portfolio, the Distribution Services Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the Distribution Services Agreement or interested persons of any such party and, with respect to each class of a Portfolio for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, who do not have any direct or indirect financial interest in any distribution plan of the Portfolio or in any agreement related to the distribution plan cast in person at a meeting called for the purpose of voting on such approval ("12b-1 Trustees").

The Distribution Services Agreement terminates automatically if assigned. With respect to each Portfolio, the Distribution Services Agreement may be terminated at any time without the payment of any penalty: (1) by the Board or by a vote of the Portfolio's shareholders or, with respect to each class of a Portfolio for which there is an effective plan of distribution adopted pursuant to Rule 12b-1, a majority of 12b-1 Trustees, on 60 days' written notice to Forum or (2) by Forum on 60 days' written notice to the Trust.

Under the Distribution Services Agreement, Forum receives, and may reallow to certain financial institutions, the initial sales charges assessed on purchases of C Shares of the Portfolios. With respect to C Shares of each Portfolio, Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") which authorizes monthly payments to Forum under the Distribution Services Agreement of a distribution services fee, at an annual rate of up to 0.75% of the average daily net assets of the Portfolio attributable to the C Shares.

The Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust and Forum to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Portfolios and Forum pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that, with respect to each class of each Portfolio to which it applies, it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders of the respective class or by the Board, including a majority of the 12b-1 trustees. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or by the shareholders of the respective classes.

TRANSFER AGENT

Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as Transfer Agent of the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agency Agreement.

The responsibilities of the Transfer Agent include: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of a Portfolio may be effected and certain other matters pertaining to the Portfolios; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (4) assisting in processing purchase and redemption transactions and receiving wired funds; (5) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (6) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (7) furnishing periodic statements and confirmations of purchases and redemptions; (8) transmitting proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (9) receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (10) providing such other related services as the Trust or a shareholder may request.

For its services, the Transfer Agent receives a fee computed daily and paid monthly from the Trust, with respect to each Portfolio, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to each class of the Portfolio.

CUSTODIAN

Pursuant to a Custodian Agreement, Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 serves as each Portfolio's custodian (in this capacity the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Portfolio investments. The fee is computed and paid monthly, based on the average daily net assets of the Portfolios, the number of portfolio transactions of the Portfolios and the number of securities in each Portfolio's portfolio.

Pursuant to rules adopted under the 1940 Act, a Portfolio may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board upon consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Portfolio; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and possible risks of potential nationalization or expropriation of Portfolio assets. The Custodian employs qualified foreign subcustodians to provide custody of the Portfolios foreign assets in accordance with applicable regulations.

PORTFOLIO ACCOUNTING

FAcS, an affiliate of Forum, performs portfolio accounting services for each Portfolio pursuant to a Portfolio Accounting Agreement with the Trust. The Portfolio Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Portfolio Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Portfolio Accounting Agreement.

Under the Portfolio Accounting Agreement, FAcS prepares and maintains books and records of each Portfolio on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Portfolio (and class thereof) and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FAcS receives from the Trust with respect to each Portfolio a fee of $1,000 per month plus for each additional class of the Portfolio above one $1,000 per month. In addition, FAcS is paid additional surcharges for each of the following: (1) Portfolios with asset levels exceeding $100 million - $500/month, Portfolios with asset levels exceeding $250 million - $1000/month, Portfolios with asset levels exceeding $500 million - $1,500/month, Portfolios with asset levels exceeding $1,000 million - $2,000/month (2) Portfolios requiring international custody - $1,000/month, (3) Portfolios with more than 30 international positions
- $1,000/month (4) Portfolios with more than 25% of net assets invested in asset backed securities - $1,000/month, (5) Portfolios with more than 50% of net assets invested in asset backed securities - $2,000/month, (6) Portfolios with more than 100 security positions - $1,000/month; and (7) Portfolios with a monthly portfolio turnover rate of 10% or greater - $1,000/month.

Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. The rates set forth above shall remain fixed through December 31, 1999. On January 1, 2000, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable.

FAcS is required to use its best judgment and efforts in rendering Portfolio accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its Portfolio accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Portfolio or based, if applicable, upon information, instructions or requests with respect to a Portfolio given or made to FAcS by an officer of the Trust duly authorized. This indemnification does not apply to FAcS's actions taken or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

EXPENSES

Subject to the obligations of Norwest to reimburse the Trust for its excess expenses as described above, the Trust has, under its Investment Advisory Agreements, confirmed its obligation to pay all its other expenses, including:
(1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; (4) telecommunications expenses; (5) auditing, legal and compliance expenses; (6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and Portfolio accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (9) compensation of the Trust's trustees, officers and employees and costs of other personnel performing services for the Trust who are not officers of Norwest, Forum or affiliated persons of Norwest or Forum; (10) costs of corporate meetings; (11) registration fees and related expenses for registration with the SEC and the securities regulatory authorities of other countries in which the Trust's shares are sold; (12) state securities law registration fees and related expenses; (13) fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (14) and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

5.       PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Portfolios usually are principal transactions. Debt instruments and shares of open-end investment companies are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolios generally will effect purchases and sales of equity securities through brokers who charge commissions except in the over-the-counter markets. Purchases of debt and equity securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. In the case of debt securities and equity securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. The Portfolios will not invest in an Underlying Fund if the investment would be subject to a sales charge. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of each Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio. In transactions on stock exchanges in the United States, commissions are negotiated, whereas on foreign stock exchanges commissions are generally fixed. Where transactions are executed in the over-the-counter market, each Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.
In all cases the Portfolios will attempt to negotiate best execution.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board has authorized the Investment Adviser to employ its affiliates to effect securities transactions of the Portfolios, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of an Investment Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Portfolio's policy that commissions paid to Norwest Investment Services, Inc. ("NISI") and other affiliates of an Investment Adviser will, in the judgment of the Investment Adviser responsible for making portfolio decisions and selecting brokers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the disinterested Trustees, has adopted procedures to ensure that commissions paid to affiliates of the Adviser by the Portfolios satisfy the foregoing standards.

No Portfolio has an understanding or arrangement to direct any specific portion of its brokerage to an affiliate of the Investment Adviser, and will not direct brokerage to the affiliate of an Investment Adviser in recognition of research services. The practice of placing orders with NISI is consistent with each Portfolio's objective of obtaining best execution and is not dependent on the fact that NISI is an affiliate of Norwest.

From time to time, a Portfolio may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

The Portfolios may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, the Investment Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment


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


Advisers may also take into account payments made by brokers effecting transactions for a Portfolio: (1) to the Portfolio or (2) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay.

In addition, the Investment Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause the Portfolios to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Investment Adviser's own internal research and investment strategy capabilities. Such research and analysis may be used by the Investment Adviser in connection with services to clients other than the Portfolios, and not all such services may be used by the Investment Adviser in connection with the Portfolios. An Investment Adviser's fees are not reduced by reason of the Investment Adviser's receipt of the research services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the obligation to seek the most favorable price and execution available and such other policies as the Board may determine, the Investment Adviser may consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

Investment decisions for the Portfolios will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Investment Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Portfolio and other client accounts managed by the Investment Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

PORTFOLIO TURNOVER. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue for Federal tax purposes, less than 30% of the annual gross income of the Portfolio must be desired from the sale of securities held by the Portfolio for less than three months. (See "Taxation.") Portfolio turnover rates are set forth under "Financial Highlight's" in the Portfolios Prospectus.

6.       ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

GENERAL

Shares of all Portfolios are sold on a continuous basis by the distributor.

EXCHANGES

By making an exchange by telephone, the investor authorizes the Trust's transfer agent to act on telephonic instructions believed by the Trust's transfer agent to be genuine instructions from any person representing himself or herself to be the investor. The records of the Trust's transfer agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Shareholders of Shares making an exchange will be subject to the applicable sales charge of any Shares acquired in the exchange; provided, that the sales charge charged with respect to the acquired shares will be assessed at a rate that is equal to the excess (if any) of the rate of the sales charge that would be applicable to the acquired shares in the absence of an exchange over the rate of the sales charge previously paid on the exchanged shares. For purposes of the preceding sentence, Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

In addition, shares acquired by a previous exchange transaction involving shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange transaction involving shares that had been purchased with a sales charge), as well as additional shares acquired through reinvestment of dividends or distributions on such shares will be treated as if they had been acquired subject to that sales charge.

REDEMPTIONS

In addition to the situations described in the Prospectus with respect to the redemptions of shares, the Trust may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Portfolio's shares as provided in the Prospectus from time to time.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Portfolio. The Portfolios have chosen not to make an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. Redemption requests in excess of applicable limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Other Information - Determination of Net Asset Value" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

7.       TAXATION

Each Portfolio intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment, and of the application of state and local tax laws to his or her particular situation.

Certain listed options, regulated futures contracts and forward currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.


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


With respect to over-the-counter put and call options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by such Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that a Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Portfolio has unrealized gains with respect to the other position in such straddle; (2) a Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

For federal income tax purposes, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income and ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

A Portfolio's investments in zero coupon securities will be subject to special provisions of the Code which may cause the Portfolio to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Portfolio may be forced to sell other portfolio securities.

8. ADDITIONAL INFORMATION ABOUT THE TRUST AND THE SHAREHOLDERS OF THE PORTFOLIOS

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, NY 10004.

KPMG LLP, 99 High Street, Boston, MA 02110, independent auditors, serve as the independent auditors for the Trust.

OWNERSHIP OF PORTFOLIO SHARES

Table 6 to Appendix B lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of September 1, 1999. As of September 1, 1999, no persons owned of record 5% or more of the outstanding shares of WealthBuilder II Growth Balanced Portfolio.

GENERAL INFORMATION

The Trust is divided into thirty-nine separate series representing shares of the Trust Portfolios. The Trust received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing Portfolios; however, the Trust currently issues and operates the various Portfolios, separate classes of shares under the provisions of 1940 Act.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

In order to adopt the name Norwest Advantage Funds, the Trust agreed in each Investment Advisory Agreement with Norwest that if Norwest ceases to act as investment adviser to the Trust or any Portfolio whose name includes the word "Norwest," or if Norwest requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Portfolio to a name that does not include the word "Norwest." Norwest may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by Norwest, including marks or symbols containing the word "Norwest" or any variation thereof, as Norwest deems appropriate. Upon Norwest's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust has acknowledged that any rights in or to the word "Norwest" and any such marks or symbols which exist or may exist, and under any and all circumstances, shall continue to be, the sole property of Norwest. Norwest may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of Norwest.

FINANCIAL STATEMENTS

The financial statements of each Fund for the year ended May 31, 1999 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, portfolios of investments and the independent auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

          APPENDIX A - INVESTMENTS, STRATEGIES AND RISK CONSIDERATIONS


Each of the Portfolios may invest in certain Underlying Funds which may have investment objectives or investment policies which allow the Underlying Funds to invest in one or more of the following types of investments:

COMMON STOCKS, WARRANTS AND PREFERRED STOCK

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Portfolio may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. A Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Portfolio's entire investment therein).

CONVERTIBLE SECURITIES

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

A Fund may invest in equity-linked securities, including Preferred Equity Redemption Cumulative Stock ("PERCS"), Equity-Linked Securities ("ELKS"), and Liquid Yield Option Notes ("LYONS"). Equity-Linked Securities are securities that are convertible into or based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market or whether the market for them will be liquid or illiquid.

ADRS AND EDRS

A Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. A may also invest in European Depository Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

U.S. GOVERNMENT SECURITIES

The term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The U.S. Government Securities in which a Portfolio may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Portfolios may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

ZERO-COUPON SECURITIES

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Funds may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on
Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Portfolios may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER

The corporate debt securities in which a Portfolio may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

FINANCIAL INSTITUTION OBLIGATIONS

A Portfolio may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay Portfolios deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce a Portfolio's performance. Deposits subject to early withdrawal penalties or that mature in more than 7 days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Advisers believe do not present undue risk.

PARTICIPATION INTERESTS

A Fund may purchase participation interests in loans or securities in which the Fund may invest directly that are owned by banks or other financial institutions. A participation interest gives the Portfolio an undivided interest in a loan or security in the proportion that the Portfolio's interest bears to the total principal amount of the security. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests the Fund will have the right to demand payment, on not more than 7 days notice, for all or a part of the Portfolio's participation interest.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

A Portfolio may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933
("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in 7 days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. An institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or other exemptions, the Underlying Fund's investment adviser may determine that such securities are not illiquid securities, under guidelines or other exemptions adopted by the. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed Portfolios (or on the assets that were retained rather than sold to meet the needs for which Portfolios were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings.

PURCHASING SECURITIES ON MARGIN

When the Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a Portfolio's purchase of securities on margin is subject to the limitations and risks described in "Borrowing" above. In addition, if the value of the securities purchased on margin decreases such that the Portfolio's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Portfolio will be required to make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

TECHNIQUES INVOLVING LEVERAGE

Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when-issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions and may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Portfolio.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Portfolio than if the Portfolio were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Portfolio to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and securities in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Portfolio's commitments under these transactions. The Fund's commitments may include: (1) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor; and (2) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap in their segregated account. The use of a segregated account in connection with leveraged transactions may result in a Portfolio's portfolio being 100 percent leveraged.

REPURCHASE AGREEMENTS, SECURITIES LENDING, REVERSE REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLL TRANSACTIONS. A Fund's use of repurchase agreements, securities lending, reverse repurchase agreements and forward commitments (including "dollar roll" transactions) entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, the Portfolio might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than does the use of repurchase agreements. As a result of entering forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security.

SECURITIES LENDING. A Portfolio may lend securities from its portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. A Fund may pay fees to arrange the loans.

REVERSE REPURCHASE AGREEMENTS. A Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Portfolio. A Portfolio will use the proceeds of reverse repurchase agreements to Fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase fixed income securities on a "when-issued" or "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 3 months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time a Portfolio makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by a Portfolio may result in a loss or a missed opportunity to make an alternative investment. The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If the Underlying Funds were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete these transactions when the value of the security is lower than the price paid by the Fund.

When-issued securities and forward commitments may be sold prior to the settlement date. When-issued securities may include bonds purchased on a "when, and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of a Fund's assets to the purchase of securities on a when-issued or forward commitment basis will tend to increase the volatility of the Portfolios net asset value per share.

DOLLAR ROLL TRANSACTIONS. A Fund may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which a Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities.

SWAP AGREEMENTS

To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

MUNICIPAL SECURITIES

The municipal securities in which the Portfolios may invest include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of a Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.

Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve Fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

The Fund may invest in tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Portfolio will acquire private activity securities only if the interest payments on the security are exempt from federal income taxation (other than the Alternative Minimum Tax (AMT)).

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper generally is issued with maturities of 270 days or less at fixed rates of interest.

MUNICIPAL LEASES. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Fund will invest in municipal lease obligations through certificates of participation.

PARTICIPATION INTERESTS. The Portfolios may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. Prior to purchasing any participation interest, the Funds will obtain appropriate assurances that the interest earned by the Funds from the obligations in which it holds participation interests is exempt from federal and, in the case of state tax-free Funds, applicable state income tax.

STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Portfolio pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

PUTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" on municipal securities they purchase. A put gives the Portfolio the right to sell the municipal security at a specified price at any time on or before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its Funds at more favorable rates. The Portfolios may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security. Puts involve the same risks discussed above with respect to stand-by commitments.

SHORT SALES

Certain Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and to make short sales of securities which they does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. The Portfolio's ability to enter into short sales transactions is limited by certain tax requirements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolio may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types of mortgages. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged, however, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMCs national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Portfolio will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Portfolio's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if Fund shares were sold before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide Portfolios to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bondholders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class).

ASSET-BACKED SECURITIES

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. No Portfolio may invest more than 10 percent of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

A Fund may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar. Like foreign exchange contracts and foreign currency forward contracts, these instruments are often referred to as derivatives, which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. No Portfolio intends to maintain a net exposure to such contracts where the fulfillment of the Portfolio's obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. A Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Norwest fails to predict currency values correctly.

FUTURES CONTRACTS AND OPTIONS

A Fund may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed income securities or indices. A Fund may also to attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid debt securities in a segregated account with a value at all times sufficient to cover the Portfolio's obligation under the option. Certain futures strategies employed by a Fund in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the Commodity Futures Trading Commission. A Portfolio may enter into these futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5 percent of the Portfolio's total assets.

RISK CONSIDERATIONS. The Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on Investment
Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, Norwest may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.

LIMITATIONS. Except for the futures contracts strategies of a Portfolio used for making temporary allocations among bonds and stocks, the Portfolios have no current intention of investing in futures contracts and options thereon for purposes other than hedging. Certain Underlying Portfolios may purchase a call or put only if, after such purchase, the value of all put and call options held by the Underlying Portfolio would not exceed 5% of its total assets. No Portfolio may sell a put option if the exercise value of all put options written by the Portfolio would exceed 50 percent of the Portfolio's total assets or sell a call option if the exercise value of all call options written by the Portfolio would exceed the value of the Portfolio's assets. In addition, the current market value of all open futures positions held by a Portfolio will not exceed 50 percent of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

INDEX FUTURES CONTRACTS. Bond and stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

                 APPENDIX B - DESCRIPTION OF SECURITIES RATINGS


MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH IBCA, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rated F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

PREFERRED STOCK

MOODY'S INVESTORS SERVICE

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note:   Moody's  applies  numerical   modifiers  1,  2  and  3  in  each  rating
classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking Portfolio payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE. Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. A rating of MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

FITCH IBCA, INC. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on Portfolios employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A-1 and A-2. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated A-2 are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH IBCA, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE PORTFOLIOS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                        APPENDIX C - MISCELLANEOUS TABLES


TABLE 1 - INVESTMENT ADVISORY FEES

The following Table shows the dollar amount of fees payable under the Investment Advisory Agreements between Norwest and the Trust with respect to each Fund, the amount of fee that was waived by Norwest, if any, and the actual fee received by Norwest. The data is for the past three fiscal years or shorter period if the Portfolio has been in operation for a shorter period.


                                                     ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                                                        PAYABLE          WAIVED           RETAINED

WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
C Shares
     Year Ended May 31, 1999                            57,033            48,437            8,596
     Year Ended May 31, 1998                             9,786             9,786                0

WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
C Shares
     Year Ended May 31, 1999                            36,303            32,146            4,157
     Year Ended May 31, 1998                             7,907             7,907                0

WEALTHBUILDER II GROWTH PORTFOLIO
C Shares
     Year Ended May 31, 1999                            31,672            31,609               63
     Year Ended May 31, 1998                             5,939             5,939                0


TABLE 2 - MANAGEMENT FEES

The following table shows the dollar amount of fees payable to Forum for its management services with respect to each Portfolio. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


(i) MANAGEMENT FEES TO FORUM
                                                      MANAGEMENT       MANAGEMENT        MANAGEMENT
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
C Shares
     Year Ended May 31, 1999                             8,148             1,043            7,105
     Year Ended May 31, 1998                             2,796             2,796                0

WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
C Shares
     Year Ended May 31, 1999                             5,186             4,792              394
     Year Ended May 31, 1998                             2,259             2,259                0

WEALTHBUILDER II GROWTH PORTFOLIO
C Shares
     Year Ended May 31, 1999                             4,525             4,523                2
     Year Ended May 31, 1998                             1,697             1,697                0


Table 3 - Distribution Fees

The following table shows the dollar amount of fees payable to Forum for its distribution services with respect to each Portfolio, the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data is for the past three fiscal years or shorter period if the Portfolio has been in operation for a shorter period.


                                                     DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
C Shares
     Year Ended May 31, 1999                           122,213                 0          122,213
     Year Ended May 31, 1998                            20,971                 0           20,971

WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
C Shares
     Year Ended May 31, 1999                            77,793                 0           77,793
     Year Ended May 31, 1998                            16,944                 0           16,944

WEALTHBUILDER II GROWTH PORTFOLIO
C Shares
     Year Ended May 31, 1999                            67,869                 0           67,869
     Year Ended May 31, 1998                            12,726                 0           12,726


TABLE 4 - SALES CHARGES

The following table shows: (1) the dollar amount of sales charges payable to Forum with respect to sales of C Shares and (2) the amount of sales charge retained by Forum and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Portfolio has been in operation for a shorter period.

                                                         SALES          RETAINED
                                                        CHARGES          AMOUNT

WEALTHBUILDER II GROWTH BALANCED PORTFOLIO

     Year Ended May 31, 1999                          $232,000                $0
     Year Ended May 31, 1998                          $116,000                $0

WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO

     Year Ended May 31, 1999                           $52,000                $0
     Year Ended May 31, 1998                           $94,000                $0

WEALTHBUILDER II GROWTH PORTFOLIO

     Year Ended May 31, 1999                           $74,000                $0
     Year Ended May 31, 1998                           $55,000                $0

TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable to FAcS for its accounting services with respect to each Portfolio, the amount of fee that was waived by FAcS, if any, and the actual fee received by FAcS. The data is for the past three fiscal years or shorter period if the Portfolio has been in operation for a shorter period.


                                                          FEE              FEE               FEE
                                                        PAYABLE          WAIVED           RETAINED

WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
C Shares
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            11,500            11,500                0

WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
C Shares
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            11,500            11,500                0

WEALTHBUILDER II GROWTH PORTFOLIO
C Shares
     Year Ended May 31, 1999                            13,500                 0           13,500
     Year Ended May 31, 1998                            11,500            11,500                0


TABLE 6 - 5% SHAREHOLDERS

The following table lists the persons who owned of record 5% or more of the outstanding shares of a Fund as of September 1, 1999, as well as their percentage holding of all shares of the Fund.


                                                                           SHARE BALANCE      % OF FUND
                             NAME AND ADDRESS

WEALTHBUILDER II GROWTH
AND INCOME PORTFOLIO
                             Norwest Investment Services Inc                      75,579.450        8.67
                             FBO 011836151
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916

WEALTHBUILDER II GROWTH
PORTFOLIO
                             Norwest Investment Services Inc                     103,287.084        9.07
                             FBO 013879761
                             Northstar Building East - 8th Floor
                             608 Second Avenue South
                             Minneapolis, MN 55402-1916



                          APPENDIX D - PERFORMANCE DATA

TABLE 1 - TOTAL RETURNS

The average annual total return of each class of each Portfolio for the period ended May 31, 1999 was as follows. The actual dates of the commencement of each Portfolio's operations is listed in the Portfolio's financial statements. Calendar quarter performance is available from the adviser.

         SEC STANDARDIZED RETURNS


                                                    ONE YEAR  FIVE     TEN         SINCE
                                                              YEARS    YEARS     INCEPTION

NORWEST WEALTHBUILDER II GROWTH BALANCED PORTFOLIO   8.60%      N/A      N/A        10.28%
NORWEST WEALTHBUILDER II GROWTH & INCOME PORTFOLIO   7.47%      N/A      N/A        10.44%
NORWEST WEALTHBUILDER II GROWTH PORTFOLIO            13.22%     N/A      N/A        14.21%


NON STANDARDIZED RETURNS (WITHOUT A SALES LOAD)


                                                    CALENDAR
                                ONE MONTH   THREE    YEAR TO     ONE      THREE      FIVE      TEN     SINCE
                                            MONTHS     DATE     YEAR      YEARS     YEARS     YEARS  INCEPTION

WEALTHBUILDER II GROWTH         (1.58)%    4.05%     3.05%       10.26%    N/A        N/A       N/A     11.29%
BALANCED PORTFOLIO
WEALTHBUILDER II GROWTH AND     (1.73)%    6.41%     5.75%       9.11%     N/A        N/A       N/A     11.45%
INCOME PORTFOLIO
WEALTHBUILDER II GROWTH         (2.62)%    4.21%     4.90%       14.94%    N/A        N/A       N/A     15.25%
PORTFOLIO


                    APPENDIX E - OTHER ADVERTISEMENT MATTERS

From time to time, the sales material for the Portfolio may include a discussion of, and commentary by senior management of the Adviser on, the following.

The Trust may compare the Portfolio family against other bank-managed mutual funds or other investment companies based on asset size. The Adviser believes the Portfolio' growth may be attributed to three things: disciplined investment process, utilizing talented people and focusing on customer needs.

The Portfolios utilize a disciplined process which relies heavily upon its investment managers and an experienced investment research team. This approach maximizes consistency by ensuring that no individual manager's style unduly influences a Portfolio's style.



NORWEST CORPORATION

     1929 Northwestern National Bank and several upper midwest banks form a holding company called Northwestern National Bancorporation. "Banco" acquires 90 banks in its first year.

     1932 At is peak, Banco owns a total of 139 affiliate banks.

     1982 Banco enters the consumer  finance  business by acquiring Dial Finance
          Company.

     1983 The 87 affiliates of Banco are reborn as "Norwest Corporation."

     1989 Norwest consolidates its operations in the new 57-story Norwest Center in downtown Minneapolis.

     1997 Norwest reaches $50 billion in assets under management, including $19 billion in mutual funds.


NORWEST ADVANTAGE FUNDS

     1946 Inception of the Common Trust Funds, the company's first pooled investment vehicles.

     1987 Norwest introduces two new open-ended registered investment company funds (commonly known as mutual funds), called the Prime Value Funds. In less than one year, assets under management reach $500 million.

     1992 The Norwest mutual fund family expands to 11 mutual funds. Assets under management grow to $3.2 billion.

     1994 Conversion to Norwest Collective Funds (bank collective investment funds) into Norwest Advantage Funds (mutual funds).

     1998 Norwest Advantage Funds family includes 41 mutual funds with over $20 billion in assets under management.






Norwest Center
Minneapolis, Minnesota
Designed by world-renowned architect Cesar Pelli, the Norwest Center was constructed in 1988. Since then, it has received several prestigious architectural awards, including the Large Scale Office Award of Excellence, from the Urban Land Institute (1989); the NAIOP (Minnesota) Award for Excellence -- Downtown Building of the Year (1989); the BOMA (Minneapolis) Office Building of the Year, over 500,000 sq. ft. (1993); and the BOMA (Midwest Northern Region) Office Building of the Year, over 500,000 sq. ft. (1994). The Norwest Center is located in the financial district of Minneapolis at 90 South Seventh Street.

47180.160 #119453